UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

DAVID C. MAHAFFEY, ESQ.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund
Baillie Gifford International Stock Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 19.52%, 19.37%, and 19.39%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 16.83% over the same period.

Baillie Gifford Overseas Limited became subadviser to the Portfolio on February 1, 2012. Prior to February 1, 2012, the Portfolio was managed by Artio Global Management LLC. The following management discussion of the Portfolio’s performance was provided by Baillie Gifford Overseas Limited and refers to the period when it served as the Portfolio subadviser (February 1, 2012 to December 31, 2012).

MARKET ENVIRONMENT/CONDITIONS

2012 proved to be an eventful year, markets have been mainly driven by macroeconomic factors, and the resultant swing of the investment pendulum between the “risk on and risk off” trade has made it at times, turbulent. However for equity investors, it will be remembered as a positive one. Despite media articles proclaiming ‘the death of equities’, the MSCI All Country World ex-U.S. Index rose sharply in 2012. While we focus on picking stocks, we have seen clear advances in the wider economy and it is no surprise that this has been reflected in equity markets.

The first three months of 2012 got off to a healthy start, as the aura of panic that had prevailed during 2011 appeared to dissipate at the start of the new year. As we moved into the second quarter of 2012, we saw the unwelcome return of the fear and risk-aversion that had repeatedly come to the fore since the onset of the global financial crisis. Developments in the eurozone, a moderation of growth in the U.S., and signs of a slowdown in China coincided to renew investors’ worry about synchronized economic weakness. In this cautious environment, the prices of equities in areas ranging from Spanish banks to American retailers to Chinese consumer companies fell in unison. As we moved into the third quarter, we saw global stock markets rally strongly, recovering from the depths of despondency to which they had descended in early summer. Determined policy action to avert the unlikely but disastrous scenario of eurozone breakup and another round of stimulus from the Federal Reserve were the immediate catalysts. In both cases the central bankers sought to convince investors that tail risks would not be allowed to come to pass, and to create an atmosphere of confidence more conducive to economic growth. Against a backdrop of increased confidence and risk appetite, the fourth quarter proved to be a strong finish to an eventful, yet positive, year for international equities.

Perhaps the “landmark” event of this unusually eventful year was European Central Bank (“ECB”) President Draghi’s commitment, declared during the second half of 2012, to “do whatever it takes to preserve the euro”. Such bold rhetoric has been followed up by productive discussions on banking union and continued support for Greece. This culminated in a €34 billion loan in December, after which S&P progressed a six-notch upgrade to Greece’s sovereign debt rating (albeit that its new B- rating means it languishes beside Argentina). Tackling the dominant market narrative of Europe’s flawed institutional structures and endless but insufficient summits, the ECB President reminded us that he does have the tools needed to break the vicious circle of sovereign risk, banking crisis and economic downturn, and the political support to use them. Draghi’s clear statement of policy intent came despite the public opposition of the Bundesbank, the German central bank, which has played its cautionary historical role with the customary result. From this we infer that Chancellor Merkel’s determination to resolve the crisis in the interests of longer-term European integration remains steadfast. The effect on Italy and Spain’s respective borrowing cost was immediate. It will be crucial that this window of opportunity is well used. Strong returns from European shares over the course of 2012 suggest that investors are becoming less fearful of a catastrophic breakup of the single currency.

In China, the move to domestic consumption is being carefully managed, and the double-digit returns from U.S. equities show that there is a belief that the recovery which has started in the housing market will spread more widely in 2013. We believe the fiscal cliff will likely be avoided and it is encouraging to see that American consumers and corporations have paid down debt. In the longer term, the abundant supplies of cheap energy from shale deposits should provide a boost to expenditure and investment across the whole of North America.

As we finished 2012, we remained optimistic about the outlook for equity markets, and committed to our approach of investing in growth companies for the long run. Considering the events of the past 12 months and the challenges of the immediate future, this optimism may seem somewhat Panglossian. After all, the majority of the ‘developed world’ remains on Central Bank life support. However, our conviction has been reinforced that the world economy will continue to recover slowly from the depredations of the financial crisis. While various tail risks continue to dominate discussion, the likelihood that they will disrupt the recovery has receded. In particular, the stuttering political steps towards a more integrated euro system have, against apparent odds, turned a crisis into a problem. No less challenging perhaps, but manageable rather than precipitous.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Over the 11 months since Baillie Gifford began managing the Portfolio, the Portfolio has outperformed its benchmark index.

As one would expect, given Baillie Gifford’s style of bottom up stock picking, the majority of relative performance over the last 11 months has been attributable to stock selection. Stock selection in Continental Europe has been most helpful. Stock selection in Emerging Markets has also been helpful to relative performance.

The top stock contributors to performance included three French listed companies: Essilor International (France), the ophthalmic lens producer, Lafarge (France), the cement company, and CFAO (France), the pharmaceutical and auto distribution business based in Africa. CFAO (which was sold from the Portfolio during the second half of 2012) is a good example of why we place limited reliance on a company’s place of listing as a guide to where its revenues are coming from. While listed in France, CFAO is almost wholly an African business with what we believe to be a unique set of assets.

Inditex (Spain), the fashion retailer, has been one of the top contributors to the Portfolio, having continued to go from strength to

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

strength with store openings continuing and like for like sales growing at an impressive rate. This is one example of a stock that reminds us that it really is company fundamentals that matter, Inditex being Spanish listed and with a quarter of group sales in Spain.

Top contributors also included technology holdings, Samsung Electronics (South Korea), ARM Holdings (U.K.) and TSMC (Taiwan). Samsung Electronics and ARM Holdings continue to prosper, buoyed by strong demand for their mobile devices, as well as the various components they make which are integral to many others. All of these companies are dominant players in their industry and have built their leadership on a culture of disruptive innovation. These companies have shown themselves adept at identifying the next significant profit pool available in the tech industry and directing massive amounts of capex to build up scale and a technological edge creating world leading, attractive and sustainable business models in the process.

Other notable contributors included food retailers, Magnit OAO (Russia) and BIM (Turkey). Both are expanding their presence within growing and fragmented markets, and should benefit from rising consumption with the formal sector.

Despite the Portfolio being significantly underweight in Banks, stock selection in this area was positive. Svenska Handelsbanken (Sweden) the sole European banking holding in the Portfolio, has performed well operationally and continues to gain market share while many of its European peers retrench from the market.

In terms of what hurt the Portfolio’s performance over the last 11 months, there are no real themes that emerge. Detractors came from a diverse range of companies and sectors. However, it was notable that oil and gas producers, Petrobras (Brazil), Tullow Oil (U.K.), BG Group (U.K.) and Inpex Corp. (Japan) struggled to keep up with the broader market. The Energy sector was one of the weakest during the year and while there may be an element of rotation at play, the market has, at times, been preoccupied by short-term news flow, ranging from the level of the oil price, production growth to drilling news. Short term share price performance of exploration companies will always oscillate with the success or otherwise of these factors and this is something that we expect more of in the future.

Finally, Baidu (China), the internet search company is worth highlighting, having been a market darling and consistently one of the strongest performers in previous years. Baidu fared less well in 2012 on concerns over competition and a slowdown in the Chinese economy. We believe these concerns are overdone, and remain enthused about the long term prospects for the company.

The bottom-up, stock-picking nature of our approach to investment means that changes to Portfolio positioning are driven by developments at the company level, rather than as a result of any macro prediction that we have made, or any reaction to short term market noise. We remain committed to company analysis and decision making for the Portfolio is made on that basis.

During the 11 months since we began managing the Portfolio, turnover has been low and consistent with our long term investment horizon. We have made a few new purchases for the Portfolio, as well as having sold out of some holdings completely.

New purchases have included Continental (Germany) which was purchased during the first half of the year. Continental manufactures tires and automotive components. The industry background over the next 5-10 years should be very supportive as the automotive industry increasingly focuses on fuel efficiency and other technologies. This move plays into the hands of a consolidated group of companies that invest heavily in R&D and intellectual property.

Prudential (U.K.) was purchased for the Portfolio during the first half of the year. Prudential offers a compelling growth opportunity with its established Asian life insurance operation that will tap into that region’s growing wealth, strong savings culture and lack of comprehensive state medical and social security benefits.

The Portfolio took a new holding in NHN Corp (South Korea) for the Portfolio during the second half of the year. NHN is Korea’s leading internet business with dominant market shares in search, maps, restaurant booking and other sites. It has comprehensively and effectively beaten off competition such as Google, which we attribute in part to its entrepreneurial culture. More recently, NHN appears to have potentially cracked the monetization of mobile search and cost-per-click advertising rates on mobile search have risen above those for desktop; it is the first company of scale to achieve this globally. NHN is using its Korean expertise to expand in Japan and there are also signs that its mobile offering, LINE, is gaining traction. Much of this appears to be underappreciated by the market.

The “risk on/ risk off” uncertainty breeds volatility, and to the long-term investor, volatility spells opportunity. One recent example in the Portfolio is the new purchase, in the second half of this year, of a small holding in Burberry Group (U.K.), the global luxury brand with British heritage. Companies with strong brands are natural hunting grounds for long-term investors given their durability and long-term opportunity. We have followed Burberry, alongside other well-known European names, for many years. We are impressed with the way the management team has revitalized the brand, weaned dependence off third-party distributors in favor of its own retail channel, and addressed social media and the younger generations in a far more comprehensive manner than peers. We hope our patience will be rewarded, having accelerated a new purchase following a disappointing trading update.

Complete sales during the 11 months included X5 Retail (Russia). X5 is the largest Russian food retailer with around 5% share of the total market. The industry has been growing rapidly as income levels in the country expand, and as the formal sector (i.e. modern supermarket formats) continues to take share from the informal sector (covered markets, stalls etc). After significant management changes over the last year and concern over capital allocation, especially acquisitions, we sold the holding in X5 Retail. The Portfolio retains a position in Magnit (Russia), the second biggest food retailer which is focused on organic growth.

We sold the Portfolio’s holding in Mediatek (Taiwan). We originally took a holding in Mediatek in the hope that it offered an attractive play on the growth in mass-market smart phones across emerging markets. While the company was never likely to replicate its huge success in providing ‘cheap and cheerful’ chipsets for 2G handsets,

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

we felt the market was being excessively pessimistic on the company’s chances of gaining traction in the 3G market. Sadly, this thesis does not seem to be playing out. A slow product ramp-up has allowed competitors to steal the initiative from Mediatek, making it less likely that 3G revenues will compensate for the decline in 2G to the extent we had hoped.

CFAO (France) was sold from the Portfolio during the fourth quarter of 2012. Toyota Tsusho, a Japanese trading company, is acquiring PPR’s remaining 42% stake in CFAO and launched a tender offer for the rest of the company. We feel it is unlikely another bidder will attempt to interrupt this process and the likely free float of this company will probably shrink substantially. In addition, Toyota’s ownership of CFAO introduces potential for a conflict of interest, given that CFAO is also the major North African distributor for many of Toyota’s competitors. We therefore decided to sell the Portfolio’s holding.

Another sale from the Portfolio was BM&F Bovespa (Brazil), the stock and derivatives exchange. This company still operates in an immature market but we have concerns that long-term returns will fall, either due to direct competition or through self (or imposed) regulation as a quid pro quo for maintaining a dominant market position.

Given our genuinely long-term and patient approach to investment, the Portfolio positioning does not drastically change over short periods. The Portfolio maintains high active share (low overlap with the benchmark), and turnover is low and consistent with a three to five year holding period. In our opinion, the Portfolio comprises a diverse range of companies, where strong industry background, sustainable competitive advantage, good management and financial strength are key components of the investment case. We tend to avoid companies which cannot fund their own growth or are heavily dependent on leverage in their operations.

The output of our bottom-up stock selection process has resulted in the Portfolio’s most underweight sector position being in Financials. Whilst the Portfolio does have a number of Financials holdings in the Emerging Markets and in Developed Asia, we have tended to avoid Western banks (even since before the financial crisis began). We have also avoided other businesses which depend on a revival by the indebted Western consumer. The Portfolio has limited its direct exposure to European banks to Svenska Handelsbanken (Sweden), the traditional, well capitalized, Swedish bank. We have, however, found some interesting opportunities in Emerging Markets and Developed Asian Financials, where the banks tend to have big deposit bases, and the ability to finance their own growth. Banking and credit tend to be very underpenetrated in these parts of the world, and there is huge scope for growth.

At sector level, the Portfolio’s most overweight position is in the Information Technology sector. We have identified what we believe to be some very interesting opportunities in the Information Technology sector, particularly in the Emerging Markets, where the Portfolio has exposure to an exciting mix of companies including Chinese internet company Baidu (China), Brazilian eBay-like business, MercadoLibre (Argentina), and the world’s largest electronic manufacturing services group, Hon Hai Precision (Taiwan).

The Portfolio is also overweight the Industrials and the Consumer Staples sector. The Portfolio is biased towards global growth and through the Consumer Staples holdings, the Portfolio gains exposure to increasing discretionary spend in the Emerging Markets. For example, the Portfolio has a holding in Want Want (China). Want Want produces and distributes snacks across the Greater China region. There is also a holding in PriceSmart (U.S.) which is a Costco-like, members–only retail warehouse with its sales split 2/3 Central America (Panama, Guatemala, Columbia) and 1/3 Caribbean.

The Portfolio has no exposure to Utilities, where we believe the growth and return characteristics are relatively dull.

We continue to stick to our style and therefore the Portfolio remains dominated by well-financed businesses, whose growth prospects depend largely on demand from the robust half of the global economy. The range of companies held in the Portfolio is diverse, but on the whole the attributes of a strong industry background, durable competitive advantage, good management and a strong balance sheet are important aspects of all of the Portfolio holdings. We go into 2013 optimistic that we can continue to find companies with exciting growth prospects. We remain upbeat and encouraged because there are excellent stock opportunities that we believe should offer good returns to patient investors. We remain focused on what we believe we do best – company analysis – and some of the examples provided above of the positive contributors to performance over the last 11 months, serve as a reminder that company fundamentals still matter.

Angus Franklin

Jonathan Bates

Gerald Smith

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	19.52	-6.86	4.87
Class B	19.37	-7.09	4.62
Class E	19.39	-6.99	4.72
MSCI All Country World ex-U.S. Index	16.83	-2.89	9.74

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	3.0
Atlas Copco AB (Series B)	3.0
Nestle S.A.	2.8
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8
Naspers, Ltd.	2.4
Svenska Handelsbanken AB	2.2
Rio Tinto plc	2.2
British American Tobacco plc	2.0
Kone Oyj	2.0
ARM Holdings plc	1.8

Top Countries

% of Net Assets
United Kingdom	19.6
Japan	8.2
Sweden	6.0
China	5.8
South Korea	4.4
Australia	4.3
Canada	3.9
Taiwan	3.7
France	3.6
Hong Kong	3.4

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.79%	$1,000.00	$1,147.10	$4.26
	Hypothetical*	0.79%	$1,000.00	$1,021.12	$4.01

Class B(a)	Actual	1.04%	$1,000.00	$1,146.60	$5.61
	Hypothetical*	1.04%	$1,000.00	$1,019.85	$5.28

Class E(a)	Actual	0.94%	$1,000.00	$1,147.30	$5.07
	Hypothetical*	0.94%	$1,000.00	$1,020.35	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.8% of Net Assets

Security Description	Shares	Value*

Argentina—1.3%
MercadoLibre, Inc. (USD) (a)	264,400	$20,773,908

Australia—4.3%
Brambles, Ltd.	2,211,158	17,596,687
Cochlear, Ltd. (a)	221,733	18,343,787
James Hardie Industries NV (a)	1,780,375	17,223,727
Woolworths, Ltd.	490,900	15,003,910

		68,168,111

Belgium—0.7%
Groupe Bruxelles Lambert S.A.	140,169	11,050,120

Brazil—2.5%
Itau Unibanco Holding S.A. (ADR)	605,700	9,969,822
Petroleo Brasileiro S.A. (ADR)	638,700	12,435,489
Vale S.A. (ADR)	856,400	17,384,920

		39,790,231

Canada—3.9%
Cenovus Energy, Inc. (a)	312,081	10,444,533
Eldorado Gold Corp.	999,134	12,857,058
Fairfax Financial Holdings, Ltd. (a)	64,569	23,274,570
Ritchie Bros. Auctioneers, Inc. (USD) (a)	400,826	8,373,255
Westport Innovations, Inc. (a) (b)	255,051	6,748,710

		61,698,126

China—5.8%
Baidu, Inc. (ADR) (b)	200,900	20,148,261
China Shenhua Energy Co., Ltd.	5,317,000	23,755,776
Kunlun Energy Co., Ltd. (a)	13,204,000	27,685,128
Want Want China Holdings, Ltd. (a)	14,956,000	20,836,326

		92,425,491

Denmark—2.1%
DSV A/S	721,312	18,809,139
Novozymes A/S	545,000	15,423,800

		34,232,939

Finland—3.2%
Kone Oyj (a)	439,258	32,525,998
Sampo Oyj	587,337	18,992,363

		51,518,361

France—3.6%
Cie Generale d’Optique Essilor International S.A.	254,611	25,815,120
Edenred S.A.	533,262	16,582,914
Lafarge S.A.	239,043	15,317,432

		57,715,466

Germany—2.4%
Aixtron SE (a)	396,400	4,655,098
Continental AG	130,779	15,131,786
Deutsche Boerse AG	309,018	18,861,215

		38,648,099

Hong Kong—3.4%
Cheung Kong Holdings, Ltd.	884,000	$13,683,318
Hang Seng Bank, Ltd. (a)	880,600	13,603,812
Hong Kong Exchanges & Clearing, Ltd. (a)	1,563,600	26,936,841

		54,223,971

India—1.0%
Infrastructure Development Finance Co., Ltd.	4,943,348	15,554,983

Ireland—2.0%
CRH plc (a)	662,629	13,851,351
Ryanair Holdings plc (ADR) (b)	544,135	18,652,948

		32,504,299

Japan—8.2%
Canon, Inc. (a)	270,867	10,623,991
Fast Retailing Co., Ltd.	90,500	22,984,599
Inpex Corp.	1,976	10,545,620
Mitsui & Co., Ltd.	765,500	11,452,096
Olympus Corp. (a)	563,200	10,931,256
Rakuten, Inc. (a)	1,956,700	15,259,720
Shimano, Inc.	169,200	10,788,601
SMC Corp.	98,700	17,905,504
Tokyo Electron, Ltd.	229,100	10,541,619
Trend Micro, Inc. (a)	353,900	10,680,213

		131,713,219

Netherlands—2.8%
Heineken Holding NV	367,329	20,121,076
Unilever NV	640,399	24,164,663

		44,285,739

Norway—1.7%
Aker Solutions ASA	805,000	16,565,353
Seadrill, Ltd. (a)	289,437	10,666,966

		27,232,319

Peru—1.6%
Credicorp, Ltd. (USD)	171,013	25,063,665

Portugal—0.3%
Galp Energia, SGPS, S.A.	341,509	5,305,350

Russia—1.9%
Magnit OAO (GDR)	529,996	21,460,501
Sberbank of Russia (ADR) (b)	774,664	9,629,282

		31,089,783

Singapore—2.6%
DBS Group Holdings, Ltd. (a)	1,167,000	14,285,627
United Overseas Bank, Ltd.	1,676,000	27,450,246

		41,735,873

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

South Africa—3.3%
Massmart Holdings, Ltd. (a)	648,741	$14,661,914
Naspers, Ltd.	588,703	37,825,848

		52,487,762

South Korea—4.4%
Hyundai Mobis	48,675	13,201,959
NHN Corp. (b)	42,197	8,997,576
Samsung Electronics Co., Ltd.	34,046	48,727,494

		70,927,029

Spain—1.7%
Inditex S.A.	197,023	27,602,500

Sweden—6.0%
Atlas Copco AB (Series B)	1,975,289	48,461,757
Svenska Handelsbanken AB	978,968	35,076,403
Volvo AB (Series B) (b)	864,045	11,914,917

		95,453,077

Switzerland—2.8%
Nestle S.A.	692,759	45,149,953

Taiwan—3.7%
Hon Hai Precision Industry Co., Ltd.	4,867,100	15,003,771
Taiwan Semiconductor Manufacturing Co., Ltd.	13,344,000	44,661,201

		59,664,972

Turkey—1.4%
BIM Birlesik Magazalar AS	313,061	15,335,373
Turkiye Garanti Bankasi AS	1,449,072	7,538,723

		22,874,096

United Kingdom—19.6%
Amlin plc	2,841,700	17,262,758
Antofagasta plc	877,300	19,494,349
ARM Holdings plc	2,285,100	29,219,393
BG Group plc	826,100	13,852,264
BHP Billiton plc	530,600	18,645,019
British American Tobacco plc	644,486	32,656,125
Burberry Group plc	517,800	10,601,723
Capita Group plc	1,497,700	18,545,430
Experian plc	1,475,300	23,836,800
Hargreaves Lansdown plc	788,200	8,758,624
Petrofac, Ltd.	378,100	10,243,800
Premier Farnell plc	2,399,384	7,675,801
Prudential plc	1,546,951	21,585,042
Rio Tinto plc	591,400	34,462,329
Tullow Oil plc	1,237,850	25,208,018
Wolseley plc	447,078	21,250,108

		313,297,583

United States—0.6%
Pricesmart, Inc. (a)	125,102	$9,639,109

Total Common Stock (Identified Cost $1,422,146,365)		1,581,826,134

Short Term Investments—11.6%

United States—11.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $7,753,004 on 01/02/13, collateralized by $7,910,000 Federal Home Loan Mortgage Corp at 0.420% due 06/19/15 with a value of $7,910,000.	$7,753,000	7,753,000
State Street Navigator Securities Lending Prime Portfolio (c)	178,057,330	178,057,330

Total Short Term Investments (Identified Cost $185,810,330)		185,810,330

Total Investments—110.4% (Identified Cost $1,607,956,695) (d)		1,767,636,464
Liabilities in excess of other assets		(166,685,395)

Net Assets—100.0%		$1,600,951,069

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $176,409,438 and the collateral received consisted of cash in the amount of $178,057,330 and non-cash collateral with a value of $4,383,240. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,617,674,849. The aggregate unrealized appreciation and depreciation of investments was $196,519,714 and $(46,558,099), respectively, resulting in net unrealized appreciation of $149,961,615 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(USD)—	United States Dollar.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2012

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Commercial Banks	9.0%
Semiconductors & Semiconductor Equipment	8.6%
Oil, Gas & Consumable Fuels	8.1%
Machinery	7.3%
Metals & Mining	6.4%
Food Products	5.6%
Insurance	5.1%
Food & Staples Retailing	4.8%
Diversified Financial Services	4.5%
Health Care Equipment & Supplies	3.4%

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$20,773,908	$—	$—	$20,773,908
Australia	—	68,168,111	—	68,168,111
Belgium	—	11,050,120	—	11,050,120
Brazil	39,790,231	—	—	39,790,231
Canada	61,698,126	—	—	61,698,126
China	20,148,261	72,277,230	—	92,425,491
Denmark	—	34,232,939	—	34,232,939
Finland	—	51,518,361	—	51,518,361
France	—	57,715,466	—	57,715,466
Germany	—	38,648,099	—	38,648,099
Hong Kong	—	54,223,971	—	54,223,971
India	—	15,554,983	—	15,554,983
Ireland	18,652,948	13,851,351	—	32,504,299
Japan	—	131,713,219	—	131,713,219
Netherlands	—	44,285,739	—	44,285,739
Norway	—	27,232,319	—	27,232,319
Peru	25,063,665	—	—	25,063,665
Portugal	—	5,305,350	—	5,305,350
Russia	—	31,089,783	—	31,089,783
Singapore	—	41,735,873	—	41,735,873
South Africa	—	52,487,762	—	52,487,762
South Korea	—	70,927,029	—	70,927,029
Spain	—	27,602,500	—	27,602,500

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Sweden	$—	$95,453,077	$—	$95,453,077
Switzerland	—	45,149,953	—	45,149,953
Taiwan	—	59,664,972	—	59,664,972
Turkey	—	22,874,096	—	22,874,096
United Kingdom	—	313,297,583	—	313,297,583
United States	9,639,109	—	—	9,639,109
Total Common Stock	195,766,248	1,386,059,886	—	1,581,826,134
Short Term Investments
United States	178,057,330	7,753,000	—	185,810,330
Total Investments	$373,823,578	$1,393,812,886	$—	$1,767,636,464

Collateral for Securities Loaned (Liability)	$—	$(178,057,330)	$—	$(178,057,330)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,767,636,464
Cash		18
Cash denominated in foreign currencies (c)		11,553,194
Receivable for:
Securities sold		1,593,186
Fund shares sold		257,215
Interest and dividends		1,076,517
Foreign taxes		321,242

Total Assets		1,782,437,836
Liabilities
Payable for:
Fund shares redeemed	$2,069,793
Foreign taxes	62,447
Collateral for securities loaned	178,057,330
Accrued expenses:
Management fees	939,906
Distribution and service fees	23,938
Deferred trustees’ fees	39,418
Other expenses	293,935

Total Liabilities		181,486,767

Net Assets		$1,600,951,069

Net assets consists of:
Paid in surplus		$1,869,723,715
Undistributed net investment income		22,364,659
Accumulated net realized losses		(450,805,945)
Unrealized appreciation on investments and foreign currency transactions		159,668,640

Net Assets		$1,600,951,069

Net Assets
Class A		$1,476,250,498
Class B		97,808,052
Class E		26,892,519
Capital Shares Outstanding (d)
Class A		159,074,371
Class B		10,692,274
Class E		2,927,375
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.28
Class B		9.15
Class E		9.19

(a)	Identified cost of investments was $1,607,956,695.
(b)	Includes securities on loan with a value of $176,409,438.
(c)	Identified cost of cash denominated in foreign currencies was $11,544,433.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$31,800,987
Securities lending income		1,533,822
Interest		7,699

		33,342,508
Expenses
Management fees	$10,179,066
Distribution and service fees—Class B	236,539
Distribution and service fees—Class E	39,934
Administration fees	5,617
Trustees’ fees and expenses	43,725
Custodian and accounting	910,077
Audit and tax services	48,187
Legal	35,144
Shareholder reporting	163,348
Insurance	9,571
Miscellaneous	40,377

Total expenses	11,711,585
Less broker commission recapture	(1,060)
Less management fee waivers	(1,217,428)	10,493,097

Net Investment Income		22,849,411

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(26,976,388)
Futures contracts	823,944
Foreign currency transactions	(229,112)	(26,381,556)

Net change in unrealized appreciation on:
Investments	211,811,385
Foreign currency transactions	(148,371)	211,663,014

Net realized and unrealized gain		185,281,458

Net Increase in Net Assets From Operations		$208,130,869

(a)	Net of foreign taxes of $2,475,132.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,849,411	$10,032,134
Net realized gain (loss)	(26,381,556)	82,892,371
Net change in unrealized appreciation (depreciation)	211,663,014	(230,498,073)

Increase (decrease) in net assets from operations	208,130,869	(137,573,568)

From Distributions to Shareholders
Net investment income
Class A	(9,552,157)	(20,085,505)
Class B	(1,051,687)	(1,614,037)
Class E	(327,600)	(534,612)

Total distributions	(10,931,444)	(22,234,154)

Increase (decrease) in net assets from capital share transactions	665,354,920	(434,467,015)

Total increase (decrease) in net assets	862,554,345	(594,274,737)

Net Assets
Beginning of the period	738,396,724	1,332,671,461

End of the period	$1,600,951,069	$738,396,724

Undistributed Net Investment Income
End of the period	$22,364,659	$9,316,408

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	87,751,405	$746,036,157	19,204,408	$173,445,357
Reinvestments	1,118,520	9,552,157	1,951,944	20,085,505
Redemptions	(9,093,856)	(80,195,992)	(60,437,176)	(623,916,108)

Net increase (decrease)	79,776,069	$675,392,322	(39,280,824)	$(430,385,246)

Class B
Sales	1,027,524	$8,388,320	1,610,726	$14,292,601
Reinvestments	124,755	1,051,687	158,862	1,614,037
Redemptions	(2,006,400)	(16,946,656)	(1,652,374)	(15,474,875)

Net increase (decrease)	(854,121)	$(7,506,649)	117,214	$431,763

Class E
Sales	400,246	$3,272,988	357,740	$3,152,429
Reinvestments	38,723	327,600	52,413	534,612
Redemptions	(725,097)	(6,131,341)	(886,912)	(8,200,573)

Net decrease	(286,128)	$(2,530,753)	(476,759)	$(4,513,532)

Increase (decrease) derived from capital share transactions		$665,354,920		$(434,467,015)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.87	$9.98	$9.45	$7.80	$16.04

Income (Loss) From Investment Operations
Net investment income (a)	0.16	0.10	0.10	0.14	0.22
Net realized and unrealized gain (loss) on investments	1.37	(2.04)	0.57	1.57	(6.51)

Total from investment operations	1.53	(1.94)	0.67	1.71	(6.29)

Less Distributions
Distributions from net investment income	(0.12)	(0.17)	(0.14)	(0.06)	(0.40)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.55)

Total distributions	(0.12)	(0.17)	(0.14)	(0.06)	(1.95)

Net Asset Value, End of Period	$9.28	$7.87	$9.98	$9.45	$7.80

Total Return (%) (b)	19.52	(19.87)	7.21	22.17	(44.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.95	0.94	0.96	0.95
Net ratio of expenses to average net assets (%) (c)	0.81	0.90	0.91	0.93	0.92
Ratio of net investment income to average net assets (%)	1.83	1.06	1.10	1.74	1.96
Portfolio turnover rate (%)	62	96	140	147	195
Net assets, end of period (in millions)	$1,476.25	$623.85	$1,183.70	$975.12	$736.56

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.75	$9.84	$9.33	$7.69	$15.83

Income (Loss) From Investment Operations
Net investment income (a)	0.14	0.08	0.07	0.12	0.17
Net realized and unrealized gain (loss) on investments	1.35	(2.03)	0.56	1.55	(6.40)

Total from investment operations	1.49	(1.95)	0.63	1.67	(6.23)

Less Distributions
Distributions from net investment income	(0.09)	(0.14)	(0.12)	(0.03)	(0.36)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.55)

Total distributions	(0.09)	(0.14)	(0.12)	(0.03)	(1.91)

Net Asset Value, End of Period	$9.15	$7.75	$9.84	$9.33	$7.69

Total Return (%) (b)	19.37	(20.13)	6.86	21.89	(44.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.16	1.20	1.19	1.21	1.20
Net ratio of expenses to average net assets (%) (c)	1.06	1.15	1.16	1.18	1.17
Ratio of net investment income to average net assets (%)	1.68	0.87	0.86	1.47	1.52
Portfolio turnover rate (%)	62	96	140	147	195
Net assets, end of period (in millions)	$97.81	$89.53	$112.50	$106.40	$79.53

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.79	$9.88	$9.36	$7.72	$15.89

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.09	0.09	0.13	0.19
Net realized and unrealized gain (loss) on investments	1.35	(2.03)	0.56	1.55	(6.43)

Total from investment operations	1.50	(1.94)	0.65	1.68	(6.24)

Less Distributions
Distributions from net investment income	(0.10)	(0.15)	(0.13)	(0.04)	(0.38)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.55)

Total distributions	(0.10)	(0.15)	(0.13)	(0.04)	(1.93)

Net Asset Value, End of Period	$9.19	$7.79	$9.88	$9.36	$7.72

Total Return (%) (b)	19.39	(19.98)	7.04	21.96	(44.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.10	1.09	1.11	1.10
Net ratio of expenses to average net assets (%) (c)	0.96	1.05	1.06	1.08	1.07
Ratio of net investment income to average net assets (%)	1.79	0.97	0.99	1.59	1.64
Portfolio turnover rate (%)	62	96	140	147	195
Net assets, end of period (in millions)	$26.89	$25.02	$36.47	$40.76	$37.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Baillie Gifford Overseas Limited became subadviser to the Portfolio on February 1, 2012. Prior to February 1, 2012, the Portfolio was managed by Artio Global Management LLC. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$10,179,066	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Baillie Gifford replaced Artio Global Management LLC as the subadvisor to the Portfolio on February 1, 2012.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period February 1, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next $400 million
0.150%	Of the next $100 million
0.100%	On amounts in excess of $1 billion

A similar expense agreement was in place for the period January 1, 2011 through January 31, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,475,624,526	$0	$764,687,260

During the year ended December 31, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $46,595,070 and are included above.

Effective February 1, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio Global Management LLC to Baillie Gifford Overseas Limited. During the month of January, the Portfolio transitioned its holdings resulting in purchase transactions of $671,440,782 and sale transactions of $624,067,667.

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-18

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Disclosures About Derivative Instruments and Hedging Activities - At December 31, 2012, the Portfolio had no open derivative positions.

Transactions in derivative instruments during the year ended December 31, 2012 were as follows:

Location	Foreign Exchange	Equity	Total
Statement of Operations—Net Realized Gain
Futures Contracts	$—	$823,944	$823,944
Forward Foreign Currency Transactions	520,713	—	520,713

Total	$520,713	$823,944	$1,344,657

Statement of Operations—Net Change in Unrealized Appreciation
Forward Foreign Currency Transactions	$(46,722)	$—	$(46,722)

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$		*
Forward Foreign Currency Exchange Transactions		*	*

*	During the period April 26 through May 2, 2012, the Portfolio bought and sold $513,445,863 in equity index futures contracts.
**	The Portfolio closed-out all previously opened forward foreign currency positions in the amount of $35,124,726 during January 2012.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$10,931,444	$22,234,154	$—	$—	$—	$—	$10,931,444	$22,234,154

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$26,320,004	$—	$149,950,486	$(414,093,824)	$(30,909,894)	$(268,733,228)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-19

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the post-enactment accumulated short-term capital losses were $20,645,783 and the accumulated long-term capital losses were $10,264,111. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$244,761,550	$414,093,824

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

10. Subsequent Events

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of American Funds International Portfolio (“American Funds International”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On or about February 22, 2013, the shareholders of American Funds International will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of American Funds International, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-20

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Baillie Gifford International Stock Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Stock Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-23

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Baillie Gifford International Stock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-24

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-25

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Baillie Gifford International Stock Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the MSCI AC World Index ex USA for the one-year period ended October 31, 2012, and underperformed its benchmark for the three- and five-year periods ended October 31, 2012. The Board took into account the fact that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective February 1, 2012, and that performance prior to that date represents that of the previous sub-adviser. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Baillie Gifford International Stock Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-26

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Baillie Gifford International Stock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-27

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-28

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-29

Metropolitan Series Fund
Barclays Capital Aggregate Bond Index Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, E, and G shares of the Barclays Capital Aggregate Bond Index Portfolio returned 3.90%, 3.62%, 3.68%, and 3.58%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 4.21% over the same period.

MARKET ENVIRONMENT/CONDITIONS

In spite of the European debt crisis, the unrest in the Middle East and the fiscal cliff showdown in Washington, the equity and fixed income markets finished up in 2012. Central bank stimulus and increased investor risk appetite pushed the S&P 500 Index to record a 16% gain in 2012, its best year since 2009. Additionally, fixed income markets recorded a solid year, which saw the Corporate sector rank as the strongest performing sector and break the record for annual investment grade issuance (approximately $1.1 billion).

The Federal Open Market Committee (the “Fed”) met eight times during the one-year period and held the target range for the federal funds rate at zero to 0.25%, which was set in December 2008. The Fed observed that while the unemployment rate had been declining, it remained elevated. They further noted that household spending advanced, but that business capital investments continued to slow. To support broader economic growth, put downward pressure on long-term interest rates and support mortgage markets, the Fed agreed to increase the reach of its program by purchasing additional Agency Mortgage-Backed Securities (“MBS”) at a pace of $40 billion per month. Additionally, the Fed declared a continuance of the program for extending the average maturity of its security holdings and pledged to reinvest principal payments from its retained Agency debt and Agency MBS into Agency MBS and to roll over maturing Treasury securities.

At the end of the one-year period, rates were largely unchanged from the 2011 year-end levels. The 2-year Treasury closed at 0.25% (up from 0.24% on December 31, 2011), and the 30-year Treasury closed at 2.95% (up from 2.90% on December 31, 2011).

The price of crude oil fluctuated during the one-year period amid fears that the European financial crisis would dislocate the global economy and reduce overall demand and that Middle East tensions would threaten supply. Crude oil finished the year at approximately $92 per barrel, after posting a low of approximately $77 per barrel and a high of approximately $110 per barrel.

The Corporate sector was the strongest performing Index sector for the year on a total return basis. The sector posted an annual total return of 9.82%. Total returns for the other Index sectors were: 9.67% for Commercial Mortgage-Backed Securities (“CMBS”); 4.90% for Government-Related; 3.66% for Asset-Backed Securities (“ABS”); 2.59% for MBS; and 1.99% for Treasury.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impacted tracking error during the year include: sampling, transaction costs, and sales and redemptions of Portfolio shares.

Portfolio Managers

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	3.90	5.72	4.93	—
Class B	3.62	5.44	4.66	—
Class E	3.68	5.55	4.77	—
Class G	3.58	—	—	5.67
Barclays U.S. Aggregate Bond Index	4.21	5.95	5.18	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98,1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
U.S. Treasury Notes	27.2
Fannie Mae 30 Yr. Pool	9.9
U.S. Treasury Bonds	8.6
Freddie Mac 30 Yr. Gold Pool	6.2
Ginnie Mae I 30 Yr. Pool	5.3
Fannie Mae 15 Yr. Pool	2.4
Federal National Mortgage Association	2.4
Ginnie Mae II 30 Yr. Pool	1.7
Freddie Mac 15 Yr. Gold Pool	1.6
Federal Home Loan Mortgage Corp.	1.4

Top Sectors

% of Net Assets
U.S. Treasuries	35.8
Agency Sponsored Mortgage-Backed	29.3
Corporates	23.7
Federal Agencies	5.2
Commercial Mortgage-Backed	2.1
Foreign Government	1.8
Municipals	0.7
Asset Backed	0.2

MSF-2

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.28%	$1,000.00	$1,016.70	$1.42
	Hypothetical*	0.28%	$1,000.00	$1,023.71	$1.42

Class B(a)	Actual	0.53%	$1,000.00	$1,014.30	$2.68
	Hypothetical*	0.53%	$1,000.00	$1,022.44	$2.69

Class E(a)	Actual	0.43%	$1,000.00	$1,015.00	$2.18
	Hypothetical*	0.43%	$1,000.00	$1,022.95	$2.19

Class G(a)	Actual	0.58%	$1,000.00	$1,014.30	$2.94
	Hypothetical*	0.58%	$1,000.00	$1,022.19	$2.95

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—70.3% of Net Assets

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—29.3%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	$6,655,388	$6,965,000
3.000%, 02/01/27	5,475,118	5,785,085
3.000%, 03/01/27	2,846,929	3,008,104
3.500%, 02/01/26	5,207,663	5,529,291
3.500%, 03/01/26	2,225,548	2,362,999
4.000%, 04/01/19	412,031	441,284
4.000%, 05/01/19	805,194	862,359
4.000%, 01/01/20	664,812	712,649
4.000%, 06/01/24	1,543,735	1,649,585
4.000%, 08/01/25	2,390,093	2,555,412
4.500%, 07/01/18	1,077,431	1,157,815
4.500%, 05/01/19	284,981	306,290
4.500%, 08/01/24	1,649,156	1,772,261
4.500%, 06/01/25	2,862,499	3,087,004
5.000%, 06/01/18	281,201	304,256
5.000%, 01/01/19	620,441	672,907
5.000%, 02/01/20	638,250	692,293
5.000%, 01/01/22	783,783	848,901
5.000%, 02/01/24	2,262,943	2,449,897
5.500%, 11/01/17	174,634	187,355
5.500%, 02/01/18	103,573	111,667
5.500%, 04/01/18	799,883	862,396
6.000%, 09/01/13	27,339	27,634
6.000%, 10/01/13	19,896	20,110
6.000%, 03/01/14	6,634	6,705
6.000%, 06/01/14	1,480	1,527
6.000%, 07/01/14	6,015	6,205
6.000%, 09/01/17	281,805	304,641
6.500%, 01/01/13	37	37
6.500%, 04/01/13	19	19
6.500%, 06/01/13	2,361	2,389
6.500%, 07/01/13	32	33
6.500%, 06/01/14	2,324	2,405
6.500%, 04/01/17	836,211	908,010
7.000%, 02/01/14	317	318
7.500%, 08/01/15	4,859	5,103
Fannie Mae 20 Yr. Pool 3.500%, 04/01/32	3,501,258	3,737,117
4.000%, 02/01/31	2,122,571	2,281,587
4.500%, 08/01/30	1,602,176	1,737,249
5.000%, 02/01/24	609,882	668,148
5.000%, 09/01/25	552,873	602,290
5.500%, 07/01/23	365,670	400,535
5.500%, 01/01/24	226,225	247,795
5.500%, 07/01/24	661,365	723,766
7.000%, 10/01/21	32,094	36,546
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	3,288,533	3,449,992
3.000%, 12/01/42	6,708,556	7,037,930
3.000%, 01/01/43	1,830,000	1,919,849
3.500%, 12/01/40	3,893,596	4,148,394
3.500%, 04/01/42	4,844,882	5,180,061
3.500%, 05/01/42	6,153,716	6,563,189
3.500%, 06/01/42	4,411,025	4,704,538
3.500%, 09/01/42	3,740,799	3,989,715

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 10/01/42	$3,731,694	$3,980,003
4.000%, 08/01/39	3,003,189	3,214,395
4.000%, 09/01/39	2,643,304	2,829,200
4.000%, 06/01/40	2,885,371	3,090,642
4.000%, 09/01/40	2,222,537	2,380,654
4.000%, 12/01/40	10,933,172	11,710,982
4.000%, 01/01/41	3,955,344	4,239,763
4.000%, 12/01/41	3,253,325	3,487,264
4.000%, 02/01/42	3,252,650	3,511,464
4.500%, 08/01/33	573,369	618,649
4.500%, 10/01/33	835,371	901,341
4.500%, 04/01/34	626,055	675,684
4.500%, 01/01/39	1,056,514	1,137,782
4.500%, 07/01/39	3,906,977	4,213,828
4.500%, 09/01/39	7,230,791	7,798,691
4.500%, 10/01/39	2,335,121	2,518,520
4.500%, 05/01/40	3,233,193	3,494,092
4.500%, 12/01/40	4,246,964	4,589,668
4.500%, 04/01/41	5,370,395	5,814,313
4.500%, 05/01/41	2,812,576	3,045,064
5.000%, 07/01/33	603,842	655,323
5.000%, 08/01/33	1,248,180	1,354,595
5.000%, 09/01/33	759,456	824,204
5.000%, 10/01/33	4,607,192	4,999,983
5.000%, 03/01/34	833,439	904,495
5.000%, 04/01/34	1,967,554	2,134,495
5.000%, 05/01/34	409,522	444,128
5.000%, 09/01/34	862,804	935,715
5.000%, 02/01/35	939,206	1,018,573
5.000%, 04/01/35	676,957	732,654
5.000%, 05/01/35	182,816	197,857
5.000%, 11/01/35	748,021	809,564
5.000%, 03/01/36	2,370,757	2,565,812
5.000%, 07/01/37	2,097,264	2,266,386
5.000%, 01/01/39	2,306,778	2,492,313
5.000%, 04/01/40	4,681,296	5,105,149
5.500%, 07/01/25 (a)	577,562	629,867
5.500%, 10/01/32	177,443	194,147
5.500%, 02/01/33	465,529	509,196
5.500%, 03/01/33	1,227,958	1,343,141
5.500%, 05/01/33	2,783,587	3,044,688
5.500%, 08/01/33	1,712,975	1,873,653
5.500%, 10/01/33	253,379	277,146
5.500%, 12/01/33	2,151,249	2,353,036
5.500%, 02/01/34	1,137,785	1,243,187
5.500%, 03/01/34	437,544	478,077
5.500%, 04/01/34	258,544	282,495
5.500%, 06/01/34	674,315	736,782
5.500%, 09/01/34	736,300	804,510
5.500%, 12/01/34	1,864,667	2,037,405
5.500%, 01/01/35	583,345	637,385
5.500%, 02/01/35	1,266,773	1,384,124
5.500%, 04/01/35	827,410	902,539
5.500%, 06/01/35	2,604,834	2,841,351
5.500%, 01/01/37	1,460,460	1,583,320

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 05/01/37	$625,092	$677,677
5.500%, 05/01/38	693,981	752,282
5.500%, 06/01/38	785,593	851,590
5.500%, 07/01/38	986,311	1,069,171
6.000%, 08/01/28	4,386	4,841
6.000%, 11/01/28	2,512	2,772
6.000%, 12/01/28	2,749	3,034
6.000%, 06/01/31	79,355	87,667
6.000%, 09/01/32	289,601	319,976
6.000%, 01/01/33	89,065	98,406
6.000%, 02/01/33	219,554	242,661
6.000%, 03/01/33	204,952	226,522
6.000%, 04/01/33	525,223	580,499
6.000%, 05/01/33	753,841	833,179
6.000%, 05/01/34	1,106,064	1,221,740
6.000%, 09/01/34	630,345	696,269
6.000%, 11/01/34	1,174,055	1,296,842
6.000%, 01/01/35	537,778	590,630
6.000%, 07/01/36	386,379	421,361
6.000%, 09/01/36	771,376	841,214
6.000%, 07/01/37	1,157,402	1,262,047
6.000%, 08/01/37	1,120,552	1,221,865
6.000%, 09/01/37	2,755,716	3,004,871
6.000%, 10/01/37	1,200,393	1,308,925
6.000%, 12/01/38	1,055,421	1,150,875
6.500%, 05/01/28	124,087	141,256
6.500%, 12/01/28	511,470	582,238
6.500%, 03/01/29	9,569	10,890
6.500%, 04/01/29	57,727	65,697
6.500%, 05/01/29	11,570	13,167
6.500%, 08/01/29	1,870	2,128
6.500%, 05/01/30	35,408	40,297
6.500%, 09/01/31	6,871	7,793
6.500%, 02/01/32	8,280	9,545
6.500%, 06/01/32	74,129	84,064
6.500%, 09/01/33	25,828	29,303
6.500%, 10/01/33	194,119	220,237
6.500%, 10/01/34	720,984	817,987
6.500%, 10/01/37	590,182	657,150
7.000%, 06/01/26	1,203	1,426
7.000%, 06/01/28	34,862	40,541
7.000%, 10/01/29	21,583	25,094
7.000%, 12/01/29	4,214	4,899
7.000%, 01/01/32	80,634	93,752
7.000%, 04/01/32	46,916	54,438
7.000%, 06/01/32	152,873	177,384
7.000%, 10/01/37	580,360	660,765
7.500%, 09/01/25	9,441	11,207
7.500%, 06/01/26	11,584	13,856
7.500%, 09/01/27	1,134	1,176
7.500%, 08/01/28	439	447
7.500%, 07/01/29	24,938	30,061
7.500%, 10/01/29	9,152	10,545
8.000%, 10/01/26	509	548
8.000%, 11/01/29	390	481

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
8.000%, 05/01/30	$33,957	$38,700
8.000%, 11/01/30	7,985	9,100
8.000%, 01/01/31	9,270	10,565
8.000%, 02/01/31	13,252	15,103
Fannie Mae ARM Pool 2.789%, 02/01/42 (a)	4,303,326	4,517,715
3.133%, 10/01/41 (a)	2,539,218	2,652,720
3.513%, 05/01/41 (a)	3,229,156	3,412,920
4.937%, 11/01/36 (a)	385,612	410,995
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	2,875,000	3,003,467
3.000%, 03/01/27	3,475,096	3,650,492
3.000%, 05/01/27	4,215,120	4,432,906
3.500%, 12/01/25	3,828,093	4,025,364
3.500%, 05/01/26	1,889,153	1,988,881
4.000%, 06/01/19	628,568	665,866
4.000%, 05/01/25	2,928,698	3,101,030
4.000%, 08/01/25	1,616,123	1,711,219
4.000%, 10/01/25	1,431,822	1,516,074
4.500%, 09/01/18	665,570	707,945
4.500%, 10/01/18	1,285,616	1,367,469
4.500%, 04/01/19	955,824	1,017,871
4.500%, 06/01/19	653,871	696,317
4.500%, 08/01/19	191,746	204,193
5.000%, 05/01/18	1,571,416	1,684,880
5.000%, 12/01/18	391,116	419,357
5.000%, 06/01/19	689,261	742,504
5.500%, 11/01/17	153,820	164,285
5.500%, 01/01/24	1,470,970	1,593,657
6.000%, 04/01/16	9,964	10,678
6.000%, 05/01/17	166,745	180,345
7.000%, 12/01/15	2,250	2,383
7.500%, 03/01/16	13,279	14,204
Freddie Mac 20 Yr. Gold Pool 4.000%, 01/01/31	2,204,315	2,366,541
4.000%, 08/01/31	2,246,850	2,412,207
4.500%, 05/01/29	916,434	984,628
5.000%, 03/01/27	482,934	508,389
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	3,760,770	3,935,328
3.500%, 01/01/42	2,743,558	2,919,752
3.500%, 03/01/42	2,425,862	2,586,960
3.500%, 08/01/42	7,440,217	7,915,952
4.000%, 06/01/39	3,000,427	3,197,943
4.000%, 12/01/39	3,033,433	3,233,122
4.000%, 11/01/40	3,360,092	3,586,697
4.000%, 04/01/41	2,827,151	3,020,654
4.000%, 09/01/41	3,183,047	3,400,910
4.000%, 11/01/41	3,286,948	3,511,922
4.500%, 10/01/35	1,263,345	1,353,992
4.500%, 10/01/35 (a)	519,814	557,112
4.500%, 06/01/38	2,645,939	2,835,790
4.500%, 02/01/39	1,941,438	2,079,498
4.500%, 03/01/39	2,194,019	2,350,041
4.500%, 04/01/39	2,456,015	2,630,668

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 09/01/39	$2,148,929	$2,301,745
4.500%, 11/01/39	2,205,665	2,362,515
4.500%, 01/01/40	1,549,259	1,659,430
4.500%, 05/01/40	2,562,530	2,749,990
4.500%, 11/01/40	2,514,147	2,698,067
4.500%, 02/01/41	1,760,528	1,892,429
4.500%, 06/01/41	1,495,931	1,608,008
5.000%, 10/01/33	1,194,393	1,290,548
5.000%, 03/01/34	410,723	443,150
5.000%, 08/01/35	2,372,203	2,556,017
5.000%, 09/01/35	1,094,936	1,179,779
5.000%, 10/01/35	827,592	891,720
5.000%, 01/01/36	1,716,555	1,849,565
5.000%, 04/01/38	1,729,270	1,858,063
5.000%, 11/01/39	3,876,265	4,181,863
5.000%, 05/01/40	5,181,224	5,625,889
5.500%, 06/01/34	1,550,520	1,684,495
5.500%, 10/01/35	931,044	1,008,910
5.500%, 12/01/35	2,301,234	2,493,692
5.500%, 01/01/36	1,807,263	1,958,409
5.500%, 12/01/37	1,562,933	1,685,886
5.500%, 04/01/38	1,016,444	1,096,511
5.500%, 07/01/38	1,263,274	1,362,784
5.500%, 08/01/38	2,191,298	2,363,912
6.000%, 11/01/28	23,140	25,538
6.000%, 12/01/28	17,514	19,330
6.000%, 02/01/29	28,996	32,005
6.000%, 04/01/29	12,981	14,328
6.000%, 05/01/29	2,257	2,492
6.000%, 06/01/31	5,580	6,157
6.000%, 07/01/31	2,155	2,378
6.000%, 08/01/31	26,713	29,474
6.000%, 09/01/31	76,797	84,737
6.000%, 04/01/32	275,455	303,985
6.000%, 11/01/32	76,847	84,806
6.000%, 06/01/34	502,656	553,142
6.000%, 11/01/35	306,382	336,313
6.000%, 02/01/36	676,182	734,593
6.000%, 08/01/36	697,841	758,123
6.000%, 10/01/36	912,042	990,828
6.000%, 11/01/36	552,077	599,768
6.000%, 01/01/37	681,309	740,163
6.000%, 02/01/38	854,626	928,630
6.000%, 04/01/40	2,109,104	2,291,734
6.500%, 02/01/30	13,916	15,695
6.500%, 08/01/31	25,033	28,100
6.500%, 10/01/31	17,598	19,754
6.500%, 11/01/31	54,730	61,434
6.500%, 03/01/32	778,321	873,600
6.500%, 04/01/32	698,642	784,168
6.500%, 09/01/36	1,404,781	1,555,363
6.500%, 11/01/37	2,264,549	2,506,969
7.000%, 12/01/27	3,058	3,501
7.000%, 11/01/28	8,711	9,971
7.000%, 04/01/29	8,377	9,570

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
7.000%, 05/01/29	$2,060	$2,354
7.000%, 06/01/29	16,099	18,391
7.000%, 07/01/29	3,991	4,560
7.000%, 01/01/31	113,811	130,033
7.500%, 08/01/24	32,312	33,973
7.500%, 10/01/27	21,247	25,522
7.500%, 10/01/29	30,261	34,815
7.500%, 05/01/30	17,415	20,032
8.000%, 02/01/27	7,749	9,427
8.000%, 10/01/28	13,249	16,054
Freddie Mac ARM Non-Gold Pool 3.705%, 11/01/39 (a)	2,452,832	2,597,971
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/20	721,871	792,108
5.000%, 01/15/21	670,551	735,217
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	4,691,844	4,996,146
3.500%, 01/15/42	5,316,723	5,777,890
3.500%, 02/15/42	3,209,983	3,491,262
3.500%, 03/15/42	3,761,992	4,113,583
3.500%, 05/15/42	3,614,623	3,931,358
4.000%, 07/15/39	2,304,580	2,529,698
4.000%, 07/15/40	3,327,777	3,671,617
4.000%, 03/15/41	2,672,038	2,930,570
4.000%, 10/15/41	5,095,250	5,588,238
4.500%, 01/15/39	1,455,252	1,595,074
4.500%, 04/15/39	3,289,904	3,606,001
4.500%, 05/15/39	3,598,921	3,944,709
4.500%, 08/15/39	2,377,254	2,605,662
4.500%, 01/15/40	3,167,653	3,482,611
4.500%, 04/15/40	3,170,786	3,486,055
4.500%, 02/15/41	2,214,891	2,425,305
4.500%, 04/15/41	2,227,899	2,439,548
5.000%, 12/15/35	944,122	1,034,812
5.000%, 12/15/36	732,023	800,654
5.000%, 01/15/39	1,729,605	1,895,073
5.000%, 02/15/39	1,185,395	1,298,800
5.000%, 08/15/39	4,918,717	5,389,283
5.000%, 09/15/39	1,149,816	1,259,817
5.000%, 12/15/39	1,827,700	2,002,553
5.000%, 05/15/40	4,027,198	4,435,986
5.500%, 03/15/36	892,101	979,199
5.500%, 01/15/37	1,632,485	1,791,371
5.500%, 11/15/37	1,486,583	1,631,269
5.500%, 09/15/38	1,114,604	1,222,397
5.500%, 08/15/39	3,425,593	3,760,980
6.000%, 01/15/29	12,889	14,692
6.000%, 01/15/33	449,030	508,332
6.000%, 03/15/35	555,087	622,518
6.000%, 12/15/35	402,761	451,688
6.000%, 06/15/36	719,721	805,186
6.000%, 09/15/36	832,701	931,582
6.000%, 07/15/38	2,717,780	3,040,384
6.500%, 05/15/23	3,568	4,199
6.500%, 02/15/27	61,569	69,927

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.500%, 07/15/28	$18,253	$21,318
6.500%, 08/15/28	22,440	26,208
6.500%, 11/15/28	16,158	18,871
6.500%, 12/15/28	12,201	14,250
6.500%, 07/15/29	4,901	5,714
6.500%, 07/15/32	24,087	27,883
6.500%, 05/15/36	431,653	494,413
7.000%, 01/15/28	3,741	4,399
7.000%, 04/15/28	3,668	4,314
7.000%, 05/15/28	23,935	28,144
7.000%, 06/15/28	13,347	15,695
7.000%, 10/15/28	11,058	13,003
7.000%, 06/15/29	2,285	2,686
7.000%, 09/15/29	22,911	26,930
7.000%, 01/15/31	1,484	1,745
7.000%, 03/15/31	30,819	36,227
7.000%, 07/15/31	817,405	960,869
7.000%, 08/15/31	121,076	142,326
7.000%, 02/15/32	33,721	39,325
7.000%, 07/15/32	51,147	59,646
7.500%, 08/15/29	23,069	23,710
7.500%, 04/15/30	9,255	9,527
8.000%, 08/15/26	4,789	5,835
8.000%, 09/15/26	5,356	6,525
8.000%, 05/15/27	3,193	3,533
8.000%, 06/15/29	50,763	54,395
9.000%, 11/15/24	20,485	22,737
Ginnie Mae II 30 Yr. Pool 3.500%, 12/20/41	3,486,320	3,792,685
3.500%, 08/20/42	3,137,799	3,414,702
4.000%, 11/20/40	3,880,084	4,258,418
4.000%, 12/20/40	3,178,061	3,487,943
4.500%, 08/20/40	4,100,342	4,535,067
4.500%, 12/20/40	2,221,153	2,456,644
4.500%, 04/20/41	2,412,891	2,644,740
5.000%, 08/20/40	1,830,275	2,022,865
5.000%, 10/20/40	1,753,657	1,938,184
6.500%, 06/20/31	50,950	59,059
6.500%, 11/20/38	1,707,450	1,952,122
7.500%, 02/20/28	5,555	6,808

		531,656,517

Federal Agencies—5.2%
Federal Home Loan Bank 3.625%, 10/18/13	2,770,000	2,845,267
4.875%, 05/17/17 (b)	4,420,000	5,213,005
5.250%, 06/18/14	9,500,000	10,189,753
5.375%, 05/18/16 (b)	2,900,000	3,374,307
Federal Home Loan Mortgage Corp. 1.375%, 02/25/14	16,700,000	16,917,349
4.750%, 01/19/16 (b)	2,850,000	3,222,291
5.125%, 11/17/17 (b)	3,530,000	4,259,532
5.625%, 11/23/35	1,040,000	1,182,619

Federal Agencies—(Continued)
Federal National Mortgage Association 0.550%, 02/27/15	$4,990,000	$5,006,173
1.000%, 09/23/13	4,940,000	4,968,613
2.875%, 12/11/13 (b)	9,480,000	9,717,781
4.125%, 04/15/14 (b)	2,350,000	2,466,772
5.375%, 07/15/16 (b)	5,870,000	6,861,719
5.375%, 06/12/17	8,300,000	9,984,030
6.625%, 11/15/30 (b)	2,450,000	3,720,647
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	4,408,187

		94,338,045

U.S. Treasury—35.8%
U.S. Treasury Bonds 2.750%, 08/15/42	2,020,000	1,949,664
3.125%, 02/15/42	1,800,000	1,881,072
3.500%, 02/15/39 (b)	2,080,000	2,349,485
3.750%, 08/15/41	1,830,000	2,149,793
3.875%, 08/15/40	10,380,000	12,470,324
4.250%, 11/15/40 (b)	7,280,000	9,291,537
4.375%, 11/15/39	3,900,000	5,071,014
4.375%, 05/15/40	5,220,000	6,791,533
4.375%, 05/15/41 (b)	5,850,000	7,617,519
4.500%, 02/15/36	5,675,000	7,469,605
4.500%, 05/15/38 (b)	4,950,000	6,543,454
5.000%, 05/15/37	2,760,000	3,895,133
5.250%, 02/15/29	750,000	1,038,990
5.375%, 02/15/31 (b)	3,075,000	4,390,178
6.250%, 08/15/23	7,700,000	11,043,725
6.375%, 08/15/27	2,800,000	4,243,008
6.500%, 11/15/26	1,000,000	1,518,770
7.125%, 02/15/23	6,100,000	9,201,057
7.250%, 08/15/22 (b)	6,120,000	9,215,312
7.875%, 02/15/21 (b)	4,450,000	6,697,250
8.000%, 11/15/21	2,920,000	4,508,421
8.125%, 08/15/19	2,645,000	3,849,189
8.125%, 08/15/21 (b)	1,250,000	1,931,425
8.500%, 02/15/20	6,700,000	10,083,500
8.750%, 08/15/20 (b)	1,000,000	1,547,980
8.875%, 02/15/19 (b)	10,215,000	15,058,647
9.125%, 05/15/18 (b)	1,600,000	2,302,800
9.250%, 02/15/16 (b)	1,375,000	1,752,754
U.S. Treasury Notes 0.250%, 12/15/14 (b)	7,000,000	7,000,210
0.375%, 03/15/15	8,020,000	8,035,559
0.625%, 07/15/14	10,000,000	10,061,099
1.000%, 09/30/16 (b)	4,000,000	4,076,200
1.000%, 10/31/16	7,010,000	7,144,662
1.000%, 03/31/17	7,850,000	7,991,221
1.250%, 04/15/14	23,810,000	24,125,006
1.250%, 08/31/15	5,850,000	5,992,330
1.250%, 09/30/15	7,750,000	7,944,060
1.375%, 11/30/15	19,400,000	19,971,328
1.625%, 11/15/22	5,000,000	4,944,900
1.750%, 07/31/15	6,700,000	6,944,684

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.875%, 06/30/15	$6,700,000	$6,960,161
1.875%, 09/30/17	15,900,000	16,793,739
2.000%, 11/15/21 (b)	10,950,000	11,363,692
2.000%, 02/15/22	3,800,000	3,929,428
2.125%, 05/31/15	12,000,000	12,520,800
2.125%, 08/15/21 (b)	8,710,000	9,156,213
2.375%, 08/31/14	9,950,000	10,301,734
2.375%, 10/31/14	21,000,000	21,808,919
2.375%, 02/28/15 (b)	15,000,000	15,674,250
2.375%, 03/31/16	20,560,000	21,859,186
2.500%, 04/30/15 (b)	5,980,000	6,284,382
2.625%, 06/30/14	12,000,000	12,427,680
2.625%, 02/29/16 (b)	2,510,000	2,686,177
2.625%, 08/15/20	6,000,000	6,591,661
2.750%, 05/31/17 (b)	9,840,000	10,759,155
3.000%, 08/31/16	8,350,000	9,112,020
3.000%, 09/30/16	18,100,000	19,785,471
3.000%, 02/28/17	14,980,000	16,480,397
3.125%, 05/15/19 (b)	3,000,000	3,398,130
3.250%, 05/31/16	8,230,000	9,013,662
3.375%, 11/15/19	4,350,000	5,002,152
3.500%, 02/15/18	4,000,000	4,555,200
3.500%, 05/15/20	7,790,000	9,044,345
3.625%, 02/15/20 (b)	17,190,000	20,085,484
3.750%, 11/15/18	4,550,000	5,298,657
3.875%, 05/15/18 (b)	4,700,000	5,463,092
4.000%, 02/15/14	15,010,000	15,645,374
4.000%, 02/15/15 (b)	27,230,000	29,364,833
4.000%, 08/15/18 (b)	9,620,000	11,304,751
4.250%, 08/15/15	2,300,000	2,534,301
4.250%, 11/15/17	4,700,000	5,503,559
4.500%, 11/15/15	8,950,000	10,008,338
4.500%, 02/15/16	4,520,000	5,094,583
4.625%, 02/15/17	8,475,000	9,879,477
4.875%, 08/15/16	8,330,000	9,642,974
5.125%, 05/15/16	4,830,000	5,585,750

		651,014,125

Total U.S. Treasury & Government Agencies (Identified Cost $1,190,538,446)		1,277,008,687

Corporate Bonds & Notes—23.7%

Aerospace & Defense—0.5%
Lockheed Martin Corp. 6.150%, 09/01/36	1,700,000	2,141,504
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	743,104
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,066,084
The Boeing Co. 7.250%, 06/15/25	460,000	630,285
United Technologies Corp. 4.500%, 06/01/42	2,645,000	2,932,850

Aerospace & Defense—(Continued)
United Technologies Corp.
4.875%, 05/01/15	$900,000	$987,850
7.500%, 09/15/29	200,000	296,415

		8,798,092

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	1,049,185
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (a) (b)	2,000,000	2,259,614
Philip Morris International, Inc. 4.500%, 03/26/20	925,000	1,076,864
6.875%, 03/17/14	755,000	813,011

		5,198,674

Auto Manufacturers—0.2%
Daimler Finance North America, LLC 8.500%, 01/18/31	1,050,000	1,621,411
Ford Motor Co.
7.450%, 07/16/31	2,200,000	2,794,000

		4,415,411

Banks—4.9%
American Express Centurian Bank 0.875%, 11/13/15	3,000,000	2,993,431
Bank of America Corp. 4.750%, 08/15/13 (b)	1,000,000	1,017,500
5.125%, 11/15/14	1,000,000	1,071,421
5.750%, 08/15/16	2,850,000	3,146,228
5.875%, 02/07/42 (b)	3,000,000	3,735,632
6.500%, 08/01/16	1,750,000	2,023,168
Barclays Bank plc 5.000%, 09/22/16	1,750,000	1,965,198
5.200%, 07/10/14	900,000	957,027
BB&T Corp. 3.200%, 03/15/16 (b)	1,865,000	1,983,998
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	1,462,773
Citigroup, Inc. 5.375%, 08/09/20	2,200,000	2,577,862
5.850%, 08/02/16 (b)	500,000	569,702
6.125%, 11/21/17	1,700,000	2,017,473
6.125%, 05/15/18	1,900,000	2,274,099
Deutsche Bank AG 3.875%, 08/18/14	620,000	651,310
6.000%, 09/01/17 (b)	1,500,000	1,794,370
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,658,482
HSBC Holdings plc 6.500%, 09/15/37	905,000	1,114,581
JPMorgan Chase & Co. 3.250%, 09/23/22	2,850,000	2,934,684
4.950%, 03/25/20	2,650,000	3,068,158
5.125%, 09/15/14	850,000	903,866
6.300%, 04/23/19	1,900,000	2,338,116

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Banks—(Continued)
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	$2,700,000	$3,191,466
KFW 1.250%, 02/15/17 (b)	3,000,000	3,061,963
2.375%, 08/25/21	1,945,000	2,030,438
2.750%, 09/08/20 (b)	2,300,000	2,486,917
4.875%, 01/17/17 (b)	2,900,000	3,370,483
Lloyds TSB Bank plc 6.375%, 01/21/21	1,500,000	1,853,848
Morgan Stanley 4.750%, 04/01/14 (b)	1,515,000	1,567,040
5.625%, 09/23/19	1,900,000	2,134,362
7.250%, 04/01/32	1,850,000	2,287,821
PNC Bank N.A. 4.875%, 09/21/17	1,000,000	1,140,214
5.250%, 01/15/17 (b)	1,600,000	1,826,405
State Street Bank & Trust Co. 5.300%, 01/15/16	300,000	335,960
SunTrust Banks, Inc. 3.600%, 04/15/16	1,450,000	1,539,481
The Bank of New York Mellon Corp. 5.450%, 05/15/19	2,000,000	2,378,301
The Goldman Sachs Group, Inc. 6.000%, 06/15/20	2,000,000	2,369,240
6.125%, 02/15/33 (b)	2,075,000	2,419,293
6.250%, 09/01/17 (b)	760,000	887,814
6.450%, 05/01/36	2,000,000	2,184,812
U.S. Bancorp 4.200%, 05/15/14	1,900,000	1,995,939
Wachovia Corp. 5.750%, 06/15/17	700,000	825,548
Wells Fargo & Co. 5.000%, 11/15/14	2,000,000	2,147,895
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,403,187
Westpac Banking Corp. 3.000%, 12/09/15 (b)	2,000,000	2,115,401

		88,812,907

Beverages—0.3%
Anheuser-Busch Cos., LLC 5.000%, 01/15/15 (b)	1,950,000	2,116,434
6.450%, 09/01/37	880,000	1,228,771
Diageo Finance BV 5.300%, 10/28/15	870,000	979,066
PepsiCo., Inc. 5.000%, 06/01/18	1,000,000	1,186,199
The Coca-Cola Co. 3.150%, 11/15/20	280,000	304,471
The Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	429,871

		6,244,812

Biotechnology—0.2%
Amgen, Inc. 5.700%, 02/01/19 (b)	$850,000	$1,015,998
6.150%, 06/01/18	1,650,000	2,036,425

		3,052,423

Building Products—0.1%
CRH America, Inc. 6.000%, 09/30/16	900,000	1,011,401

Chemicals—0.5%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,272,848
6.000%, 07/15/18	1,000,000	1,236,122
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	1,127,603
Praxair, Inc. 4.375%, 03/31/14	810,000	848,112
The Dow Chemical Co. 4.250%, 11/15/20	2,750,000	3,038,497
The Dow Chemical Co. 9.400%, 05/15/39	650,000	1,066,899

		8,590,081

Computers—0.1%
Hewlett-Packard Co.
5.500%, 03/01/18	1,950,000	2,107,255
International Business Machines Corp.
8.375%, 11/01/19	425,000	595,670

		2,702,925

Cosmetics & Personal Care—0.1%
The Procter & Gamble Co.
4.950%, 08/15/14	2,000,000	2,146,902
6.450%, 01/15/26	200,000	275,390

		2,422,292

Diversified Financial Services—1.0%
Associates Corp. of North America
6.950%, 11/01/18	1,700,000	2,055,135
BlackRock, Inc.
3.500%, 12/10/14 (b)	1,500,000	1,583,766
General Electric Capital Corp.
5.300%, 02/11/21	1,915,000	2,215,488
5.400%, 02/15/17	2,000,000	2,304,866
5.875%, 01/14/38	2,050,000	2,478,997
6.750%, 03/15/32	1,250,000	1,623,010
7.500%, 08/21/35 (b)	100,000	140,049
HSBC Finance Corp. 5.000%, 06/30/15 (b)	1,800,000	1,949,115
5.500%, 01/19/16	900,000	996,505
Merrill Lynch & Co., Inc.
6.500%, 07/15/18 (b)	200,000	238,666
Nomura Holdings, Inc.
6.700%, 03/04/20	1,325,000	1,537,443

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Diversified Financial Services—(Continued)
The Bear Stearns Cos., LLC
5.700%, 11/15/14	$900,000	$977,328

		18,100,368

Electric—1.8%
Consolidated Edison Co. of New York, Inc. 5.850%, 04/01/18	855,000	1,041,275
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,772,327
Duke Energy Carolinas, LLC 5.300%, 02/15/40	2,000,000	2,399,268
Exelon Corp. 4.900%, 06/15/15	1,060,000	1,151,856
5.625%, 06/15/35	1,500,000	1,674,107
FirstEnergy Solutions Corp. 4.800%, 02/15/15	2,850,000	3,067,281
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,229,397
Georgia Power Co. 5.700%, 06/01/17 (b)	1,400,000	1,655,849
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,633,436
8.400%, 01/15/22	1,000,000	1,429,928
Northern States Power Co. 6.250%, 06/01/36 (b)	2,200,000	2,965,675
Ohio Power Co. 5.375%, 10/01/21 (b)	1,640,000	2,001,661
Oncor Electric Delivery Co., LLC 7.000%, 05/01/32	950,000	1,221,677
Pacific Gas & Electric Co. 4.800%, 03/01/14	1,125,000	1,178,455
PacifiCorp. 2.950%, 02/01/22 (b)	2,800,000	2,922,631
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	2,149,138
PSEG Power, LLC 8.625%, 04/15/31	1,000,000	1,442,343
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	1,683,150

		33,619,454

Electronics—0.2%
Honeywell International, Inc. 5.000%, 02/15/19	2,000,000	2,367,233
Koninklijke Philips Electronics NV 5.750%, 03/11/18 (b)	900,000	1,090,609

		3,457,842

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,696,343

Food—0.7%
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,158,932

Food—(Continued)
General Mills, Inc. 5.650%, 02/15/19	$1,700,000	$2,039,892
Mondelez International, Inc. 4.125%, 02/09/16	2,200,000	2,396,514
5.375%, 02/10/20	1,800,000	2,174,527
Safeway, Inc. 7.250%, 02/01/31	813,000	879,369
Sysco Corp. 2.600%, 06/12/22 (b)	2,400,000	2,440,960
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	2,071,370

		13,161,564

Gas—0.1%
Sempra Energy 6.150%, 06/15/18	900,000	1,099,073

Healthcare Products—0.2%
Baxter International, Inc. 5.375%, 06/01/18	1,400,000	1,679,868
Medtronic, Inc. 3.000%, 03/15/15	2,300,000	2,414,395

		4,094,263

Healthcare Services—0.3%
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,108,392
UnitedHealth Group, Inc. 5.375%, 03/15/16	1,700,000	1,927,306
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	2,110,028

		6,145,726

Household Products—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	611,581

Insurance—0.9%
ACE INA Holdings, Inc. 5.875%, 06/15/14 (b)	850,000	912,264
American International Group, Inc. 5.450%, 05/18/17	1,900,000	2,176,448
5.850%, 01/16/18	1,800,000	2,124,460
AXA S.A. 8.600%, 12/15/30	1,165,000	1,456,250
Berkshire Hathaway, Inc. 1.900%, 01/31/17 (b)	2,900,000	2,988,028
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	923,932
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,719,919
The Allstate Corp. 6.900%, 05/15/38	150,000	208,514
7.450%, 05/16/19 (b)	1,700,000	2,216,679

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Insurance—(Continued)
The Chubb Corp. 6.000%, 05/11/37 (b)	$865,000	$1,115,635

		15,842,129

Machinery—0.3%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,357,739
Deere & Co. 2.600%, 06/08/22	1,950,000	1,974,431
6.950%, 04/25/14	850,000	921,231

		5,253,401

Media—1.2%
CBS Corp. 8.875%, 05/15/19	750,000	1,022,208
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	620,000	629,777
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,514,414
5.650%, 06/15/35	1,500,000	1,759,457
Discovery Communications, LLC 6.350%, 06/01/40	1,800,000	2,230,331
News America, Inc. 6.550%, 03/15/33	1,950,000	2,380,498
The Walt Disney Co. 2.750%, 08/16/21	1,930,000	1,998,032
Thomson Reuters Corp. 6.500%, 07/15/18 (b)	800,000	996,575
Time Warner Cable, Inc. 5.000%, 02/01/20	1,900,000	2,180,387
5.850%, 05/01/17	1,800,000	2,125,905
6.550%, 05/01/37	100,000	122,863
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	380,000	535,914
Time Warner, Inc. 6.100%, 07/15/40 (b)	925,000	1,135,983
7.700%, 05/01/32	685,000	963,050
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	685,124
Viacom, Inc. 6.250%, 04/30/16 (b)	770,000	893,372

		21,173,890

Mining—0.5%
Alcoa, Inc. 5.720%, 02/23/19	523,000	555,534
5.870%, 02/23/22 (b)	101,000	105,890
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14	1,500,000	1,593,278
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,176,312
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	1,150,755
6.125%, 12/15/33	1,751,000	2,253,147

Mining—(Continued)
Vale Overseas, Ltd. 6.875%, 11/21/36	$1,100,000	$1,371,968

		9,206,884

Miscellaneous Manufacturing—0.4%
General Electric Co. 5.000%, 02/01/13	930,000	933,543
5.250%, 12/06/17	1,800,000	2,122,770
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,922,901
Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,631,129

		6,610,343

Multi-National—1.3%
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,506,107
European Investment Bank 1.125%, 04/15/15 (b)	1,900,000	1,928,029
1.625%, 06/15/17 (b)	1,975,000	2,038,753
4.000%, 02/16/21 (b)	1,700,000	1,982,362
4.875%, 02/15/36	3,700,000	4,380,851
5.125%, 05/30/17 (b)	1,750,000	2,071,020
Inter-American Development Bank 2.375%, 08/15/17 (b)	2,000,000	2,146,508
6.800%, 10/15/25	500,000	726,172
7.000%, 06/15/25	200,000	290,410
International Bank for Reconstruction & Development 2.375%, 05/26/15 (b)	1,420,000	1,486,426
7.625%, 01/19/23	1,400,000	2,095,583
8.875%, 03/01/26	535,000	918,230

		24,570,451

Office & Business Equipment—0.2%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,961,696

Oil & Gas—1.9%
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,445,000	2,917,372
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	433,954
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,308,393
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,995,083
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	963,165
Devon Energy Corp. 6.300%, 01/15/19	850,000	1,051,643
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,667,927

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Oil & Gas—(Continued)
Petrobras International Finance Co. 2.875%, 02/06/15 (b)	$2,900,000	$2,977,563
6.125%, 10/06/16	600,000	678,946
Petroleos Mexicanos 4.875%, 03/15/15 (b)	2,700,000	2,895,750
Shell International Finance BV 4.000%, 03/21/14	1,900,000	1,979,665
4.300%, 09/22/19 (b)	1,000,000	1,151,025
Statoil ASA 6.700%, 01/15/18	300,000	371,869
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	3,064,481
Transocean, Inc. 6.375%, 12/15/21	2,035,000	2,469,738
Weatherford International, Ltd. 4.500%, 04/15/22	2,300,000	2,422,710
9.625%, 03/01/19	1,500,000	1,957,221
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	2,094,954

		34,401,459

Paper & Forest Products—0.2%
Georgia-Pacific, LLC 8.000%, 01/15/24	1,800,000	2,496,796
International Paper Co. 7.950%, 06/15/18	820,000	1,050,603

		3,547,399

Pharmaceuticals—0.9%
Abbott Laboratories 5.125%, 04/01/19	1,073,000	1,286,698
AstraZeneca plc 5.400%, 06/01/14	639,000	681,705
Bristol-Myers Squibb Co. 5.875%, 11/15/36 (b)	2,000,000	2,600,114
Eli Lilly & Co. 4.200%, 03/06/14	900,000	938,569
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	875,000	889,687
6.375%, 05/15/38	2,100,000	2,900,108
Johnson & Johnson 5.950%, 08/15/37	910,000	1,248,686
6.950%, 09/01/29 (b)	250,000	364,356
Merck & Co., Inc. 5.950%, 12/01/28	300,000	387,094
6.550%, 09/15/37	1,000,000	1,442,921
Novartis Capital Corp. 4.400%, 04/24/20	900,000	1,051,138
Wyeth, LLC 5.500%, 02/01/14	1,000,000	1,054,481
5.500%, 02/15/16	1,700,000	1,940,969

		16,786,526

Pipelines—0.6%
El Paso Natural Gas Co., LLC 8.375%, 06/15/32	$220,000	$309,038
Energy Transfer Partners, L.P. 4.650%, 06/01/21	1,950,000	2,150,030
Enterprise Products Operating, LLC 6.300%, 09/15/17	1,900,000	2,301,580
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	2,457,080
Tennessee Gas Pipeline Co., LLC 7.000%, 10/15/28	1,050,000	1,442,081
7.625%, 04/01/37	640,000	900,105
TransCanada Pipelines, Ltd. 6.200%, 10/15/37	1,800,000	2,385,892

		11,945,806

Real Estate—0.1%
Regency Centers, L.P. 5.250%, 08/01/15	850,000	921,382

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc. 6.100%, 03/15/20 (b)	860,000	1,031,746
ERP Operating, L.P. 5.750%, 06/15/17	900,000	1,050,867
Kimco Realty Corp. 6.875%, 10/01/19 (b)	550,000	671,911
Simon Property Group, L.P. 5.250%, 12/01/16	2,000,000	2,277,071

		5,031,595

Retail—0.8%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	548,085
CVS Caremark Corp. 4.875%, 09/15/14	1,800,000	1,928,683
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,313,523
McDonald’s Corp. 5.350%, 03/01/18	885,000	1,067,632
Target Corp. 6.350%, 11/01/32	1,000,000	1,323,457
The Home Depot, Inc. 4.400%, 04/01/21	1,450,000	1,690,478
5.400%, 03/01/16 (b)	900,000	1,026,860
Wal-Mart Stores, Inc. 5.250%, 09/01/35 (b)	935,000	1,119,567
5.625%, 04/15/41	1,900,000	2,467,625
Walgreen Co. 4.875%, 08/01/13	445,000	455,978
5.250%, 01/15/19	900,000	1,051,822

		13,993,710

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Semiconductors—0.1%
Intel Corp. 2.700%, 12/15/22 (b)	$2,000,000	$2,000,505

Software—0.3%
Adobe Systems, Inc. 4.750%, 02/01/20 (b)	2,200,000	2,451,868
Microsoft Corp. 2.950%, 06/01/14	1,400,000	1,450,327
Oracle Corp. 5.250%, 01/15/16	2,000,000	2,255,935

		6,158,130

Telecommunications—1.6%
AT&T Mobility, LLC 7.125%, 12/15/31	100,000	139,160
AT&T, Inc. 5.100%, 09/15/14	1,750,000	1,883,332
5.800%, 02/15/19	1,700,000	2,087,286
6.300%, 01/15/38	1,300,000	1,643,252
British Telecommunications plc 9.625%, 12/15/30 (a)	1,000,000	1,580,116
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	2,482,798
Deutsche Telekom International Finance BV 5.750%, 03/23/16	460,000	520,639
8.750%, 06/15/30 (a)	1,000,000	1,497,963
Qwest Corp. 7.500%, 10/01/14	850,000	933,023
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	1,004,836
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,725,000	2,895,312
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	1,400,000	1,548,750
Verizon Communications, Inc. 4.600%, 04/01/21	2,400,000	2,813,170
6.100%, 04/15/18	1,600,000	1,971,320
Verizon New York, Inc. 7.375%, 04/01/32	500,000	666,129
Verizon Wireless Capital, LLC 5.550%, 02/01/14	850,000	892,010
8.500%, 11/15/18	750,000	1,032,003
Vodafone Group plc 6.150%, 02/27/37 (b)	2,170,000	2,857,213

		28,448,312

Transportation—0.5%
Burlington Northern Santa Fe, LLC 7.000%, 02/01/14	1,850,000	1,974,450
CSX Corp. 6.150%, 05/01/37 (b)	1,600,000	2,030,602
7.900%, 05/01/17	500,000	628,564
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,964,704
5.590%, 05/17/25	28,000	34,642

Transportation—(Continued)
Union Pacific Corp. 6.625%, 02/01/29	$1,200,000	$1,626,687
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	760,000	906,397

		9,166,046

Total Corporate Bonds & Notes (Identified Cost $394,636,104)		431,254,896

Mortgage-Backed Securities—2.1%

Commercial Mortgage-Backed Securities—2.1%
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	1,000,000	1,146,691
5.694%, 06/11/50 (a)	1,500,000	1,766,546
Citigroup Commercial Mortgage Trust 4.733%, 10/15/41	1,000,000	1,055,750
5.360%, 04/15/40 (a)	1,000,000	1,051,595
5.431%, 10/15/49	1,500,000	1,721,909
5.738%, 03/15/49 (a)	1,800,000	2,062,135
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.219%, 07/15/44 (a)	2,000,000	2,225,159
Commercial Mortgage Pass-Through Certificates 5.800%, 12/10/49 (a)	2,400,000	2,864,442
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38	288,153	289,021
4.691%, 10/15/39	500,000	523,655
5.100%, 08/15/38 (a)	3,000,000	3,288,520
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43	1,500,000	1,621,237
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (a)	981,489	1,023,023
GS Mortgage Securities Corp. II 3.377%, 05/10/45	2,750,000	2,965,786
4.751%, 07/10/39	2,000,000	2,155,548
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	2,500,000	2,885,430
JPMorgan Chase Commercial Mortgage Securities Corp. 5.440%, 06/12/47	890,000	1,025,184
LB-UBS Commercial Mortgage Trust 5.156%, 02/15/31	2,500,000	2,790,649
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	500,000	528,913
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	1,092,660
5.651%, 06/11/42 (a)	2,000,000	2,365,158
5.882%, 06/11/49 (a)	1,430,000	1,688,168

Total Mortgage-Backed Securities (Identified Cost $34,727,124)		38,137,179

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

Foreign Government—1.8%

Security Description	Principal Amount	Value*

Regional Government—0.5%
Province of British Columbia 2.000%, 10/23/22	$1,970,000	$1,941,691
Province of Nova Scotia 5.125%, 01/26/17	900,000	1,047,030
9.250%, 03/01/20	250,000	359,734
Province of Ontario 4.400%, 04/14/20 (b)	2,100,000	2,470,730
Province of Quebec 4.875%, 05/05/14 (b)	1,925,000	2,040,911
7.500%, 07/15/23	350,000	495,021

		8,355,117

Sovereign—1.3%
Brazilian Government International Bond 6.000%, 01/17/17	3,755,000	4,459,062
7.125%, 01/20/37	1,650,000	2,532,750
Canada Government International Bond 2.375%, 09/10/14	1,900,000	1,967,361
Colombia Government International Bond 8.125%, 05/21/24	1,500,000	2,246,250
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,506,750
8.000%, 09/24/22 (b)	2,200,000	3,212,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,648,795
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,530,250
Republic of Italy 4.500%, 01/21/15	1,475,000	1,540,064
Republic of Korea 7.125%, 04/16/19	1,600,000	2,071,805

		23,715,087

Total Foreign Government (Identified Cost $28,827,322)		32,070,204

Municipal Bonds & Notes—0.7%

Municipal Agency—0.7%
Los Angeles California Community College District 6.750%, 08/01/49	2,210,000	3,118,398
Los Angeles California Unified School District 6.758%, 07/01/34	2,160,000	2,897,165
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	2,402,980
State of California 7.300%, 10/01/39	2,000,000	2,786,120
State of Illinois 5.100%, 06/01/33	1,230,000	1,222,104

Total Municipal Bonds & Notes (Identified Cost $9,902,344)		12,426,767

Asset-Backed Securities—0.2%
Security Description	Shares/ Principal Amount	Value*

Asset Backed - Credit Card—0.2%
Citibank Credit Card Issuance Trust 4.850%, 04/22/15	$1,472,000	$1,492,882
4.850%, 03/10/17	2,500,000	2,736,777

		4,229,659

Asset Backed - Home Equity—0.0%
Centex Home Equity 3.750%, 12/25/31 (a)	58,001	58,268

Total Asset-Backed Securities (Identified Cost $4,519,825)		4,287,927

Short Term Investments—7.3%

Discount Notes—0.6%
Federal Home Loan Bank 0.010%, 02/01/13	2,200,000	2,199,763
Federal Home Loan Mortgage Corp. 0.010%, 04/17/13	4,900,000	4,898,557
Federal Home Loan Mortgage Corp. 0.010%, 06/17/13	4,500,000	4,497,391

		11,595,711

Mutual Funds—6.5%
State Street Navigator Securities Lending Prime Portfolio (c)	117,333,290	117,333,290

U.S. Treasury—0.2%
U.S. Treasury Bills 0.010%, 04/04/13	4,300,000	4,299,446

Total Short Term Investments (Identified Cost $133,228,447)		133,228,447

Total Investments—106.1% (Identified Cost $1,796,379,612) (d)		1,928,414,107
Liabilities in excess of other assets		(111,060,095)

Net Assets—100.0%		$1,817,354,012

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $254,508,690 and the collateral received consisted of cash in the amount of $117,333,290 and non-cash collateral with a value of $145,614,280. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2012

(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,816,203,119. The aggregate unrealized appreciation and depreciation of investments was $116,954,246 and $(4,743,258), respectively, resulting in net unrealized appreciation of $112,210,988 for federal income tax purposes.
(ARM)—	Adjustable-Rate Mortgage

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,277,008,687	$—	$1,277,008,687
Total Corporate Bonds & Notes*	—	431,254,896	—	431,254,896
Total Mortgage-Backed Securities*	—	38,137,179	—	38,137,179
Total Foreign Government*	—	32,070,204	—	32,070,204
Total Municipal Bonds & Notes*	—	12,426,767	—	12,426,767
Total Asset-Backed Securities*	—	4,287,927	—	4,287,927
Short Term Investments
Discount Notes	—	11,595,711	—	11,595,711
Mutual Funds	117,333,290	—	—	117,333,290
U.S. Treasury	—	4,299,446	—	4,299,446
Total Short Term Investments	117,333,290	15,895,157	—	133,228,447
Total Investments	$117,333,290	$1,811,080,817	$—	$1,928,414,107

Collateral for Securities Loaned (Liability)	$—	$(117,333,290)	$—	$(117,333,290)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,928,414,107
Cash		111,278
Receivable for:
Fund shares sold		1,674,950
Principal paydowns		174,303
Interest		13,709,791

Total Assets		1,944,084,429
Liabilities
Payable for:
Securities purchased	$7,998,716
Fund shares redeemed	515,501
Collateral for securities loaned	117,333,290
Accrued expenses:
Management fees	376,330
Distribution and service fees	249,900
Deferred trustees’ fees	39,418
Other expenses	217,262

Total Liabilities		126,730,417

Net Assets		$1,817,354,012

Net assets consists of:
Paid in surplus		$1,666,050,227
Undistributed net investment income		62,261,379
Accumulated net realized losses		(42,992,089)
Unrealized appreciation on investments		132,034,495

Net Assets		$1,817,354,012

Net Assets
Class A		$637,261,208
Class B		934,521,994
Class E		88,085,680
Class G		157,485,130
Capital Shares Outstanding (c)
Class A		54,995,685
Class B		82,164,781
Class E		7,643,077
Class G		13,872,827
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.59
Class B		11.37
Class E		11.52
Class G		11.35

(a)	Identified cost of investments was $1,796,379,612.
(b)	Includes securities on loan with a value of $254,508,690.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$57,530,514
Securities lending income		407,326

		57,937,840
Expenses
Management fees	$4,525,874
Distribution and service fees—Class B	2,330,590
Distribution and service fees—Class E	136,076
Distribution and service fees—Class G	444,803
Administration fees	6,589
Trustees’ fees and expenses	43,725
Custodian and accounting	201,210
Audit and tax services	77,357
Legal	37,820
Shareholder reporting	275,216
Insurance	15,109
Miscellaneous	22,779

Total expenses	8,117,148
Management fee waivers	(106,035)	8,011,113

Net Investment Income		49,926,727

Net Realized and Unrealized Gain
Net realized gain on:
Investments		8,752,872
Net change in unrealized appreciation on:
Investments		7,863,014

Net realized and unrealized gain		16,615,886

Net Increase in Net Assets From Operations		$66,542,613

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$49,926,727	$55,778,522
Net realized gain	8,752,872	9,107,367
Net change in unrealized appreciation	7,863,014	60,138,978

Increase in net assets from operations	66,542,613	125,024,867

From Distributions to Shareholders
Net investment income
Class A	(23,832,152)	(23,003,276)
Class B	(32,987,091)	(29,463,735)
Class E	(3,304,928)	(3,655,123)
Class G	(5,043,307)	(3,655,985)

Total distributions	(65,167,478)	(59,778,119)

Increase in net assets from capital share transactions	66,082,932	19,414,962

Total increase in net assets	67,458,067	84,661,710

Net Assets
Beginning of the period	1,749,895,945	1,665,234,235

End of the period	$1,817,354,012	$1,749,895,945

Undistributed Net Investment Income
End of the period	$62,261,379	$64,775,793

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	6,215,978	$71,885,257	5,954,859	$66,984,348
Reinvestments	2,112,779	23,832,152	2,118,166	23,003,276
Redemptions	(7,813,726)	(89,971,243)	(12,942,465)	(145,544,371)

Net increase (decrease)	515,031	$5,746,166	(4,869,440)	$(55,556,747)

Class B
Sales	9,806,090	$111,325,221	12,748,699	$140,340,793
Reinvestments	2,974,490	32,987,091	2,756,196	29,463,735
Redemptions	(9,211,399)	(104,120,645)	(10,370,061)	(115,453,208)

Net increase	3,569,181	$40,191,667	5,134,834	$54,351,320

Class E
Sales	497,337	$5,722,865	674,374	$7,495,993
Reinvestments	294,295	3,304,928	337,812	3,655,123
Redemptions	(1,116,500)	(12,774,851)	(3,018,119)	(33,770,403)

Net decrease	(324,868)	$(3,747,058)	(2,005,933)	$(22,619,287)

Class G
Sales	3,841,573	$43,481,589	5,732,680	$63,226,414
Reinvestments	455,172	5,043,307	342,642	3,655,985
Redemptions	(2,181,267)	(24,632,739)	(2,130,594)	(23,642,723)

Net increase	2,115,478	$23,892,157	3,944,728	$43,239,676

Increase derived from capital share transactions		$66,082,932		$19,414,962

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.58	$11.17	$10.94	$11.10	$10.97

Income (Loss) From Investment Operations
Net investment income (a)	0.34	0.38	0.40	0.47	0.54
Net realized and unrealized gain on investments	0.10	0.43	0.25	0.07	0.10

Total from investment operations	0.44	0.81	0.65	0.54	0.64

Less Distributions
Distributions from net investment income	(0.43)	(0.40)	(0.42)	(0.70)	(0.51)

Total distributions	(0.43)	(0.40)	(0.42)	(0.70)	(0.51)

Net Asset Value, End of Period	$11.59	$11.58	$11.17	$10.94	$11.10

Total Return (%) (b)	3.90	7.51	6.05	5.17	5.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	0.28	0.28	0.30	0.29
Net ratio of expenses to average net assets (%) (c)	0.28	0.28	0.27	0.29	0.28
Ratio of net investment income to average net assets (%)	2.92	3.36	3.63	4.34	5.01
Portfolio turnover rate (%)	24	23	21	17	14
Net assets, end of period (in millions)	$637.26	$630.82	$662.67	$553.57	$564.53

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.37	$10.97	$10.76	$10.92	$10.81

Income (Loss) From Investment Operations
Net investment income (a)	0.30	0.34	0.37	0.43	0.51
Net realized and unrealized gain on investments	0.10	0.44	0.23	0.08	0.08

Total from investment operations	0.40	0.78	0.60	0.51	0.59

Less Distributions
Distributions from net investment income	(0.40)	(0.38)	(0.39)	(0.67)	(0.48)

Total distributions	(0.40)	(0.38)	(0.39)	(0.67)	(0.48)

Net Asset Value, End of Period	$11.37	$11.37	$10.97	$10.76	$10.92

Total Return (%) (b)	3.62	7.28	5.69	4.98	5.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.53	0.53	0.55	0.54
Net ratio of expenses to average net assets (%) (c)	0.53	0.53	0.52	0.54	0.53
Ratio of net investment income to average net assets (%)	2.67	3.12	3.38	4.06	4.76
Portfolio turnover rate (%)	24	23	21	17	14
Net assets, end of period (in millions)	$934.52	$893.83	$806.18	$636.95	$491.55

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.52	$11.11	$10.89	$11.04	$10.92

Income (Loss) From Investment Operations
Net investment income (a)	0.32	0.36	0.39	0.45	0.52
Net realized and unrealized gain on investments	0.09	0.44	0.23	0.08	0.09

Total from investment operations	0.41	0.80	0.62	0.53	0.61

Less Distributions
Distributions from net investment income	(0.41)	(0.39)	(0.40)	(0.68)	(0.49)

Total distributions	(0.41)	(0.39)	(0.40)	(0.68)	(0.49)

Net Asset Value, End of Period	$11.52	$11.52	$11.11	$10.89	$11.04

Total Return (%) (b)	3.68	7.38	5.82	5.13	5.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	0.43	0.43	0.45	0.44
Net ratio of expenses to average net assets (%) (c)	0.43	0.43	0.42	0.44	0.43
Ratio of net investment income to average net assets (%)	2.77	3.21	3.49	4.18	4.86
Portfolio turnover rate (%)	24	23	21	17	14
Net assets, end of period (in millions)	$88.09	$91.78	$110.80	$122.30	$126.08

	Class G
	Year Ended December 31,
	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$11.35	$10.96	$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income (a)	0.30	0.34	0.36	0.27
Net realized and unrealized gain on investments	0.10	0.42	0.23	0.19

Total from investment operations	0.40	0.76	0.59	0.46

Less Distributions
Distributions from net investment income	(0.40)	(0.37)	(0.38)	0.00

Total distributions	(0.40)	(0.37)	(0.38)	0.00

Net Asset Value, End of Period	$11.35	$11.35	$10.96	$10.75

Total Return (%) (b)	3.58	7.15	5.65	4.47	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.58	0.60	(f)
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.57	0.59	(f)
Ratio of net investment income to average net assets (%)	2.62	3.09	3.31	3.77	(f)
Portfolio turnover rate (%)	24	23	21	17
Net assets, end of period (in millions)	$157.49	$133.47	$85.59	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

MSF-20

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities

MSF-21

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

MSF-22

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2012 were $4,525,874.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2012 were $471,552.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-23

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$378,262,423	$109,493,594	$355,031,960	$68,485,120

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$65,167,478	$59,778,119	$—	$—	$—	$—	$65,167,478	$59,778,119

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$62,300,797	$—	$112,210,988	$(23,146,174)	$(22,408)	$151,343,203

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-24

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the Portfolio had post-enactment short-term accumulated capital losses of $22,408 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Total
$9,934,932	$6,670,752	$4,015,637	$2,524,853	$23,146,174

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-25

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barclays Capital Aggregate Bond Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Capital Aggregate Bond Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Capital Aggregate Bond Index Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-26

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-27

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-28

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Barclays Capital Aggregate Bond Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-29

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-30

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Barclays Aggregate Bond Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2012, and underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Barclays Capital Aggregate Bond Index Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MSF-31

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of Scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Barclays Capital Aggregate Bond Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other Factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-32

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-33

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-34

Metropolitan Series Fund
BlackRock Bond Income Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 7.55%, 7.28%, and 7.38%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 4.21% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Investor anxiety remained high throughout 2012. During the first quarter of the year, European debt concerns sent U.S. Treasuries to new record lows before being partly alleviated by the announcement of the European Central Bank’s (ECB’s) long-term refinancing operation (LTRO).

The second and third quarters were dominated by monetary policy uncertainty, both in the U.S. and Europe. In September, highly accommodative language from the U.S. and European central banks relieved this anxiety and resulted in an uptick in risk appetite.

During the fourth quarter, U.S. economic data pointed to a sustainable, modest recovery, with the all-important labor and housing markets showing definite signs of improvement. Although central banks in the U.S. and Europe continued to be accommodative in order to encourage growth, markets were concerned that U.S. fiscal cliff and debt ceiling issues would derail the anemic recovery and push the U.S. back into recession.

Sentiment out of Europe was cautiously optimistic, given the eurozone’s agreement on an aid package for Greece as well as the bank recapitalization plan for four nationalized Spanish banks. However, Moody’s downgrade of France in November cast a gloom on markets and reminded investors that Europe’s problems are far from over.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index for most of the period. The overall impact of duration and yield curve positioning on performance for the 12-month period was positive, although they hurt performance during certain months of the year.

Throughout the 12-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in government-owned/government-related sectors. The Portfolio benefited from exposure to high-quality securitized sectors such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The shrinking universe of high-quality product, combined with investor demand for yield, ensured that the ABS and CMBS sectors continued to perform well. We added agency residential mortgage-backed securities (MBS) positions prior to the Federal Reserve’s announcement of a third round of quantitative easing (QE3), which benefited performance due to the subsequent spread compression in the sector. Portfolio positions in non-agency residential MBS also contributed positively to performance. Finally, the Portfolio benefited from its allocation to investment grade credit and its exposures outside of the benchmark index in high yield credit, emerging markets, and non-U.S. sovereign debt.

At the end of the period, the Portfolio was overweight relative to the benchmark index in CMBS, ABS and agency MBS, with out-of-benchmark allocations to high yield bonds, non-U.S. sovereigns, and non-agency residential MBS. The Portfolio was underweight in investment grade credit, agency debentures and U.S. Treasuries.

On the negative side, slight detractors from Portfolio performance included exposure to U.S. agency securities and security selection in U.S. Treasuries and non-corporate sovereign agency securities.

The Portfolio ended the period with duration slightly higher than that of the benchmark index.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk, and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias for most of the year. In addition, the Portfolio held a yield curve flattening bias expressed by a combination of long-dated Treasury securities and short intermediate Treasury futures. The net effect of our duration and yield curve positioning was a positive to performance.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	7.55	5.59	5.13
Class B	7.28	5.33	4.87
Class E	7.38	5.43	4.97
Barclays U.S. Aggregate Bond Index	4.21	5.95	5.18

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pool	17.1
U.S. Treasury Notes	10.8
U.S. Treasury Bonds	6.2
Freddie Mac 30 Yr. TBA	5.4
Fannie Mae 30 Yr. TBA	5.2
Santander Drive Auto Receivables Trust	3.6
Fannie Mae 15 Yr. Pool	3.4
Ginnie Mae 30 Yr. TBA	2.9
Freddie Mac 30 Yr. Gold Pool	2.9
Ginnie Mae II 30 Yr. Pool	2.9

Top Sectors

% of Net Assets
Agency Sponsored Mortgage-Backed	45.4
Corporates	26.9
U.S. Treasuries	17.4
Asset Backed	13.1
Commercial Mortgage-Backed	7.8
Foreign Government	5.1
Collateralized Mortgage Obligations	1.7
Federal Agencies	0.4
Municipals	0.1

MSF-2

Metropolitan Series Fund
BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.35%	$1,000.00	$1,040.10	$1.79
	Hypothetical*	0.35%	$1,000.00	$1,023.36	$1.78

Class B(a)	Actual	0.60%	$1,000.00	$1,038.70	$3.07
	Hypothetical*	0.60%	$1,000.00	$1,022.09	$3.05

Class E(a)	Actual	0.50%	$1,000.00	$1,039.20	$2.56
	Hypothetical*	0.50%	$1,000.00	$1,022.59	$2.54

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—63.2% of Net Assets

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—45.4%
Fannie Mae 15 Yr. 2.500%, TBA	$17,500,000	$18,298,437
3.000%, TBA	39,100,000	41,268,830
4.500%, TBA	12,900,000	13,875,562
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	2,239,958	2,352,773
3.500%, 11/01/26	10,096,344	10,716,533
3.500%, 01/01/27	8,077,896	8,632,157
3.500%, 03/01/27	522,575	558,431
3.500%, 04/01/27	3,768,661	4,027,247
3.500%, 05/01/27	10,362,014	11,044,432
3.500%, 06/01/27	15,216,012	16,220,486
3.500%, 07/01/27	4,678,203	4,983,722
4.000%, 02/01/25	11,476,152	12,292,271
4.000%, 09/01/25	3,536,857	3,788,379
4.000%, 10/01/25	5,937,638	6,359,891
4.000%, 01/01/26	1,793,332	1,920,863
4.000%, 07/01/26	5,311,749	5,691,151
4.000%, 08/01/26	2,550,167	2,732,318
4.500%, 12/01/20	4,364,106	4,706,506
4.500%, 02/01/25	2,530,395	2,730,507
4.500%, 04/01/25	448,409	483,871
4.500%, 07/01/25	1,811,612	1,954,880
4.500%, 06/01/26	38,823,641	41,778,687
Fannie Mae 20 Yr. Pool 3.000%, 11/01/32	18,807,695	19,795,989
3.000%, 12/01/32	20,028,610	21,081,060
3.000%, 01/01/33	13,100,000	13,768,785
Fannie Mae 30 Yr. 3.000%, TBA	4,380,000	4,589,419
3.500%, TBA	15,200,000	16,205,219
4.000%, TBA	77,000,000	82,534,375
5.500%, TBA	83,000,000	90,210,621
6.000%, TBA	19,300,000	21,079,219
Fannie Mae 30 Yr. Pool 3.500%, 10/01/42	45,969,504	49,149,768
3.500%, 12/01/42	55,092,274	58,903,670
4.000%, 08/01/39	29,255	31,383
4.000%, 12/01/39	2,275,457	2,439,485
4.000%, 04/01/40	333,851	358,241
4.000%, 10/01/40	38,118	40,903
4.000%, 11/01/40	1,762,352	1,891,108
4.000%, 12/01/40	4,769,489	5,117,942
4.000%, 01/01/41	6,811,520	7,309,160
4.000%, 02/01/41	4,159,110	4,463,182
4.000%, 03/01/41	9,686,061	10,395,866
4.000%, 04/01/41	175,709	188,601
4.000%, 05/01/41	1,557,429	1,671,700
4.000%, 07/01/41	432,235	463,814
4.000%, 08/01/41	37,224	39,955
4.000%, 09/01/41	531,406	570,395
4.000%, 01/01/42	1,000,552	1,073,964
4.000%, 03/01/42	17,497,743	18,781,574
4.000%, 05/01/42	8,535,822	9,162,106
4.000%, 05/15/42	160,643	176,441
4.000%, 06/01/42	30,879,152	33,511,483

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 10/01/42	$78,527,358	$85,221,518
4.500%, 09/01/40	248,476	269,271
4.500%, 11/01/40	32,385,748	35,096,098
4.500%, 12/01/40	2,817,633	3,053,439
4.500%, 02/01/41	1,146,514	1,244,615
4.500%, 04/01/41	240,908	261,521
4.500%, 05/01/41	125,550,420	136,393,295
4.500%, 06/01/41	406,878	441,692
4.500%, 08/01/41	3,265,748	3,545,181
4.500%, 01/01/42	1,497,783	1,631,556
4.500%, 02/01/42	1,216,175	1,324,797
4.500%, 05/01/42	2,833,129	3,086,169
4.500%, 08/01/42	2,144,710	2,336,263
5.000%, 09/01/33	4,733,300	5,156,922
5.000%, 03/01/34	31,450,077	34,200,648
5.000%, 07/01/34	21,871,920	23,816,625
5.000%, 08/01/34	3,792,641	4,140,127
5.000%, 02/01/35	7,283,488	7,977,318
5.000%, 03/01/35	6,762,235	7,374,624
5.000%, 05/01/35	584,099	635,684
5.000%, 06/01/35	206,668	224,647
5.000%, 07/01/35	22,380,674	24,416,713
5.000%, 10/01/35	12,186,299	13,276,949
5.000%, 12/01/35	2,947,608	3,211,413
5.500%, 11/01/32	5,396,911	5,931,363
5.500%, 12/01/32	936,681	1,029,440
5.500%, 01/01/33	4,298,895	4,724,611
5.500%, 12/01/33	1,166,959	1,282,523
5.500%, 09/01/34	8,047,003	8,803,657
5.500%, 08/01/37	9,564,620	10,511,798
6.000%, 02/01/34	914,106	1,021,055
6.000%, 08/01/34	724,064	808,778
6.000%, 04/01/35	10,948,320	12,229,252
6.000%, 06/01/36	2,113,433	2,373,909
6.000%, 02/01/38	4,107,250	4,525,728
6.000%, 03/01/38	1,209,111	1,350,197
6.000%, 04/01/38	756,715	828,460
6.000%, 05/01/38	3,511,315	3,912,476
6.000%, 10/01/38	5,195,674	5,697,851
6.000%, 12/01/38	1,361,438	1,490,516
6.000%, 09/01/39	2,275,748	2,491,513
6.000%, 04/01/40	9,584,422	10,493,127
6.000%, 10/01/40	784,662	859,056
6.500%, 05/01/40	24,547,389	27,560,006
Fannie Mae ARM Pool 2.999%, 03/01/41 (a)	1,684,958	1,762,898
3.143%, 03/01/41 (a)	2,220,047	2,322,311
3.286%, 12/01/40 (a)	3,469,386	3,677,586
3.332%, 06/01/41 (a)	6,590,812	6,962,952
3.491%, 09/01/41 (a)	4,631,369	4,890,127
5.011%, 08/01/38 (a)	2,131,614	2,280,222
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	552,913	600,260

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
FHLMC Multifamily Structured Pass-Through Certificates (CMO) 1.316%, 08/25/22 (a) (b)	$33,340,000	$3,293,629
1.516%, 06/25/22 (a) (b)	16,777,798	1,865,137
1.560%, 12/25/18 (a) (b)	24,999,390	1,976,877
1.750%, 03/25/22 (a) (b)	12,276,563	1,533,183
1.755%, 08/25/16 (a) (b)	12,520,925	586,167
1.916%, 05/25/19 (a) (b)	20,569,642	1,961,644
2.873%, 12/25/21	14,920,000	15,822,675
3.974%, 01/25/21 (a)	8,580,000	9,828,330
Freddie Mac 30 Yr. 3.500%, TBA	68,800,000	73,159,127
4.000%, TBA	50,400,000	53,802,000
4.500%, TBA	89,800,000	96,352,598
Freddie Mac 30 Yr. Gold Pool 3.500%, 11/01/42	30,150,014	32,152,235
4.500%, 10/01/41	48,486,333	52,030,292
5.000%, 03/01/38	31,923,941	34,382,025
5.500%, 04/01/38	102,286	110,433
5.500%, 01/01/40	592,146	639,683
Freddie Mac ARM Non-Gold Pool 3.020%, 02/01/41 (a)	2,847,277	2,984,806
Freddie Mac Multi-Family Mortgage Trust (CMO) (144A) 3.656%, 10/25/45 (a)	7,380,000	7,179,193
3.740%, 04/25/45 (a)	3,990,000	3,825,245
4.023%, 11/25/44 (a)	1,645,000	1,610,422
Ginnie Mae (CMO) 1.011%, 02/16/53 (a) (b)	28,477,339	2,388,736
Ginnie Mae 30 Yr. 3.500%, TBA	100,000	108,648
4.000%, TBA	40,700,000	44,318,486
4.500%, TBA	5,900,000	6,459,578
5.000%, TBA	63,200,000	68,937,372
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	32,830	33,828
Ginnie Mae I 30 Yr. Pool 4.000%, 07/15/39	22,242	24,478
4.000%, 09/15/39	381,745	424,639
4.000%, 01/15/40	110,003	122,883
4.000%, 07/15/40	168,232	185,774
4.000%, 08/15/40	108,871	120,223
4.000%, 10/15/40	1,313,182	1,450,115
4.000%, 11/15/40	348,052	384,258
4.000%, 12/15/40	1,571,797	1,732,949
4.000%, 02/15/41	116,144	127,493
4.000%, 06/15/41	752,353	825,868
4.000%, 07/15/41	1,474,317	1,622,162
4.000%, 09/15/41	1,137,452	1,249,468
4.000%, 10/15/41	2,126,396	2,335,138
4.000%, 11/15/41	3,478,573	3,818,589
4.000%, 12/15/41	2,270,061	2,491,876
4.000%, 01/15/42	3,440,420	3,778,312
4.000%, 02/15/42	1,046,652	1,149,793
4.000%, 03/15/42	1,416,117	1,555,131

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.000%, 05/15/42	$645,117	$708,746
4.000%, 06/15/42	2,225,995	2,445,006
4.000%, 08/15/42	1,193,278	1,310,623
4.000%, 09/15/42	696,831	765,356
5.500%, 04/15/33	110,905	122,538
6.500%, 04/15/33	105,444	125,545
8.000%, 11/15/29	10,116	10,702
8.500%, 01/15/17	6,004	6,177
8.500%, 03/15/17	1,588	1,593
8.500%, 05/15/17	2,643	2,853
8.500%, 11/15/21	3,296	3,308
8.500%, 05/15/22	1,494	1,606
9.000%, 10/15/16	2,206	2,215
Ginnie Mae II 30 Yr. Pool 4.500%, 05/20/40	39,831,134	43,915,524
4.500%, 07/20/40	8,838,248	9,772,740
4.500%, 03/20/41	9,127,633	10,069,310
4.500%, 02/15/42	46,825,750	51,685,919
5.000%, 10/20/33	3,220,749	3,547,993

		1,885,421,371

Federal Agencies—0.4%
Federal National Mortgage Association Zero Coupon, 10/09/19	7,275,000	6,373,315
5.125%, 01/02/14	7,095,000	7,441,115
Tennessee Valley Authority 5.250%, 09/15/39	4,590,000	6,039,137

		19,853,567

U.S. Treasury—17.4%
U.S. Treasury Bonds 2.750%, 11/15/42 (c) (d)	266,877,000	257,119,443
U.S. Treasury Inflation Protected Bonds (TIPS) 0.750%, 02/15/42	14,214,352	15,568,042
U.S. Treasury Notes 0.250%, 11/30/14 (c)	48,162,000	48,163,878
0.375%, 11/15/15 (d)	69,873,000	69,938,541
0.625%, 01/31/13	1,500,000	1,500,586
0.625%, 11/30/17 (d)	110,154,000	109,783,993
1.000%, 11/30/19 (e)	130,390,000	129,126,782
1.625%, 11/15/22 (d)	91,998,200	90,991,924

		722,193,189

Total U.S. Treasury & Government Agencies (Identified Cost $2,620,132,058)		2,627,468,127

Corporate Bonds & Notes—26.7%

Auto Parts & Equipment—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	1,605,000	1,766,140

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Banks—4.6%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	880,000	$1,325,953
Bank of America Corp. 3.875%, 03/22/17 (f)	$5,675,000	6,154,657
5.650%, 05/01/18 (f)	27,020,000	31,436,230
5.700%, 01/24/22 (c) (f)	17,329,000	20,838,971
7.625%, 06/01/19	3,375,000	4,318,552
Caixa Economica Federal (144A) 2.375%, 11/06/17	3,670,000	3,642,475
3.500%, 11/07/22	2,550,000	2,581,875
Canadian Imperial Bank of Commerce (144A) 2.600%, 07/02/15 (f)	3,170,000	3,331,036
Capital One Capital VI 8.875%, 05/15/40	6,620,000	6,620,000
Citigroup, Inc. 4.450%, 01/10/17	2,290,000	2,536,862
4.587%, 12/15/15	21,520,000	23,494,460
Commerzbank AG 6.375%, 03/22/19 (EUR)	2,300,000	3,212,788
Discover Bank 7.000%, 04/15/20	2,780,000	3,451,915
8.700%, 11/18/19	677,000	880,968
Fifth Third Capital Trust IV 6.500%, 04/15/67 (a)	3,870,000	3,870,000
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (a)	13,340,000	13,856,925
HSBC Bank plc (144A) 3.100%, 05/24/16	6,615,000	6,993,841
JPMorgan Chase & Co. 3.150%, 07/05/16	12,694,000	13,448,658
3.250%, 09/23/22	7,570,000	7,795,442
KFW 1.375%, 07/15/13	3,785,000	3,807,165
Sberbank of Russia 6.125%, 02/07/22	3,902,000	4,458,035
State Street Capital Trust IV 1.308%, 06/01/77 (a)	420,000	326,666
The Goldman Sachs Group, Inc. 5.750%, 01/24/22 (f)	17,796,000	21,038,645

		189,422,119

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	3,330,000	3,350,846
Heineken NV (144A) 1.400%, 10/01/17	1,315,000	1,311,030
2.750%, 04/01/23	8,030,000	7,884,544
Pernod-Ricard S.A. (144A) 4.450%, 01/15/22	10,669,000	11,799,669

		24,346,089

Biotechnology—0.1%
Life Technologies Corp. 6.000%, 03/01/20 (f)	2,250,000	2,666,680

Coal—0.1%
CONSOL Energy, Inc. 8.250%, 04/01/20 (f)	$743,000	$804,297
Peabody Energy Corp. 6.250%, 11/15/21 (f)	3,670,000	3,899,375

		4,703,672

Commercial Services—0.2%
UR Merger Sub Corp. (144A) 7.625%, 04/15/22	8,490,000	9,487,575

Containers & Packaging—0.2%
Rock-Tenn Co. (144A) 4.000%, 03/01/23	6,272,000	6,371,668

Diversified Financial Services—1.6%
Discover Financial Services (144A) 3.850%, 11/21/22	2,178,000	2,247,422
Ford Motor Credit Co., LLC 4.250%, 09/20/22 (f)	5,691,000	6,017,578
5.000%, 05/15/18	2,472,000	2,727,694
6.625%, 08/15/17 (f)	5,020,000	5,865,699
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (g)	4,775,000	477
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	2,925,000	3,398,672
SLM Corp. 6.000%, 01/25/17	8,440,000	9,136,300
6.250%, 01/25/16	3,996,000	4,345,650
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (a) (f)	5,050,000	5,292,915
Tiers Trust (144A) 2.062%, 05/12/14 (a)	22,868,000	22,925,170
ZFS Finance USA Trust V (144A) 6.500%, 05/09/67 (a)	3,011,000	3,210,479

		65,168,056

Electric—2.7%
Alabama Power Co. 3.950%, 06/01/21	4,350,000	4,862,112
Dominion Resources, Inc. 1.950%, 08/15/16	6,100,000	6,268,854
Duke Energy Carolinas, LLC 4.250%, 12/15/41	3,680,000	3,853,707
Energy Future Intermediate Holding Co., LLC 10.000%, 12/01/20 (f)	18,170,000	20,486,675
Florida Power & Light Co. 5.950%, 02/01/38	3,735,000	4,971,711
Florida Power Corp. 6.400%, 06/15/38	1,300,000	1,750,971
Georgia Power Co. 3.000%, 04/15/16 (f)	5,930,000	6,338,725
Hydro-Quebec 8.050%, 07/07/24	18,590,000	27,337,841

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Electric—(Continued)
Hydro-Quebec 8.400%, 01/15/22	$4,455,000	$6,391,820
Jersey Central Power & Light Co. 7.350%, 02/01/19 (f)	2,335,000	2,982,540
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	5,890,000	7,272,407
6.500%, 09/15/37 (f)	4,650,000	6,176,218
PacifiCorp. 4.100%, 02/01/42 (f)	2,700,000	2,796,225
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,443,030
The Cleveland Electric Illuminating Co. 5.950%, 12/15/36	2,527,000	2,873,750
8.875%, 11/15/18	1,390,000	1,851,310
The Southern Co. 1.950%, 09/01/16	2,603,000	2,682,545
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15	1,525,000	1,601,973

		111,942,414

Food—0.5%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	7,405,000	7,903,853
5.000%, 06/04/42	4,232,000	4,758,880
Mondelez International, Inc. 6.500%, 08/11/17	1,540,000	1,880,928
6.500%, 02/09/40 (f)	5,525,000	7,422,014

		21,965,675

Healthcare Products—0.3%
Boston Scientific Corp. 6.250%, 11/15/15 (a)	12,319,000	13,880,125

Healthcare Services—0.7%
Coventry Health Care, Inc. 5.450%, 06/15/21 (f)	4,598,000	5,464,976
HCA, Inc. 7.250%, 09/15/20	8,300,000	9,192,250
Tenet Healthcare Corp. 6.250%, 11/01/18 (f)	4,710,000	5,169,225
8.875%, 07/01/19 (f)	4,475,000	5,012,000
UnitedHealth Group, Inc. 3.375%, 11/15/21	1,560,000	1,661,982
WellPoint, Inc. 3.300%, 01/15/23	3,068,000	3,147,783

		29,648,216

Household Products—0.4%
Reynolds Group Issuer, Inc. 6.875%, 02/15/21 (a)	8,495,000	9,153,362
7.875%, 08/15/19 (f)	5,195,000	5,779,438

		14,932,800

Insurance—2.3%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (a)	$5,500,000	$8,303,134
American International Group, Inc. 3.800%, 03/22/17	9,900,000	10,715,107
4.875%, 06/01/22 (f)	14,953,000	17,070,659
5.450%, 05/18/17	3,540,000	4,065,743
8.175%, 05/15/68 (a)	3,600,000	4,689,000
AXA S.A. 5.250%, 04/16/40 (EUR) (a)	4,150,000	5,719,657
Lincoln National Corp. 7.000%, 06/15/40	1,885,000	2,453,412
Manulife Financial Corp. 3.400%, 09/17/15	4,510,000	4,742,319
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (a)	3,100,000	4,892,049
Prudential Financial, Inc. 4.500%, 11/15/20 (f)	2,500,000	2,791,400
4.750%, 09/17/15	8,550,000	9,372,057
5.375%, 06/21/20 (f)	3,000,000	3,507,087
5.875%, 09/15/42	8,733,000	9,169,650
7.375%, 06/15/19	3,860,000	4,901,683
XL Group plc 6.500%, 12/29/49 (a) (f)	2,755,000	2,575,925

		94,968,882

Lodging—0.1%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	3,100,000	3,320,875

Media—2.7%
CBS Corp. 4.625%, 05/15/18	1,525,000	1,713,992
5.750%, 04/15/20	1,540,000	1,844,555
8.875%, 05/15/19	2,705,000	3,648,396
CC Holdings GS V, LLC (144A) 3.849%, 04/15/23	4,386,000	4,461,926
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	3,454,769
Comcast Corp. 4.650%, 07/15/42	8,925,000	9,407,512
5.875%, 02/15/18	2,684,000	3,234,357
COX Communications, Inc. (144A) 3.250%, 12/15/22	4,734,000	4,881,975
4.700%, 12/15/42 (f)	2,559,000	2,611,132
8.375%, 03/01/39	9,635,000	14,786,333
NBCUniversal Media, LLC 2.875%, 01/15/23 (a)	12,439,000	12,491,928
4.375%, 04/01/21	1,990,000	2,235,450
5.150%, 04/30/20	21,753,000	25,787,203
Time Warner Cable, Inc. 4.000%, 09/01/21	5,758,000	6,320,355
4.500%, 09/15/42 (f)	11,537,000	11,251,425
5.500%, 09/01/41 (a)	3,430,000	3,816,444
Time Warner, Inc. 4.700%, 01/15/21	1,230,000	1,400,295

		113,348,047

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22	$1,439,000	$1,427,166
Novelis, Inc. 8.750%, 12/15/20	7,985,000	8,903,275

		10,330,441

Miscellaneous Manufacturing—0.2%
General Electric Co. 2.700%, 10/09/22	4,666,000	4,756,086
4.125%, 10/09/42	2,828,000	2,909,017

		7,665,103

Oil & Gas—3.5%
Anadarko Petroleum Corp. 5.950%, 09/15/16	8,229,000	9,472,657
EOG Resources, Inc. 2.625%, 03/15/23	5,233,000	5,269,819
Laredo Petroleum, Inc. 7.375%, 05/01/22	3,500,000	3,797,500
Linn Energy, LLC (144A) 6.250%, 11/01/19 (f)	7,025,000	7,060,125
MEG Energy Corp. (144A) 6.375%, 01/30/23 (f)	1,895,000	1,975,537
6.500%, 03/15/21	7,455,000	7,846,387
Murphy Oil Corp. 2.500%, 12/01/17 (f)	3,318,000	3,338,462
3.700%, 12/01/22 (f)	6,411,000	6,386,600
4.000%, 06/01/22	1,436,000	1,447,422
Nexen, Inc. 5.875%, 03/10/35	280,000	346,128
6.400%, 05/15/37	2,535,000	3,277,253
7.500%, 07/30/39	5,660,000	8,191,888
Novatek OAO (144A) 4.422%, 12/13/22	3,265,000	3,285,406
Petrobras International Finance Co. 3.875%, 01/27/16	8,145,000	8,592,999
5.750%, 01/20/20	8,660,000	9,858,163
Pride International, Inc. 6.875%, 08/15/20	1,450,000	1,833,830
Range Resources Corp. 5.750%, 06/01/21	1,060,000	1,134,200
7.250%, 05/01/18	13,740,000	14,427,000
Rosneft Oil Co. (144A) 4.199%, 03/06/22	1,569,000	1,596,458
Transocean, Inc. 2.500%, 10/15/17 (f)	8,815,000	8,907,734
3.800%, 10/15/22 (f)	3,816,000	3,911,141
5.050%, 12/15/16	8,600,000	9,575,429
6.000%, 03/15/18	16,755,000	19,432,265
Valero Energy Corp. 6.625%, 06/15/37 (f)	2,502,000	3,082,569

		144,046,972

Paper & Forest Products—0.5%
Fibria Overseas Finance, Ltd. 6.750%, 03/03/21	$470,000	$520,525
International Paper Co. 4.750%, 02/15/22 (f)	14,905,000	16,865,544
6.000%, 11/15/41 (f)	3,190,000	3,777,378

		21,163,447

Pharmaceuticals—0.5%
AbbVie, Inc. (144A) 2.000%, 11/06/18	6,390,000	6,472,591
2.900%, 11/06/22	1,720,000	1,751,614
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	6,751,000	6,829,028
3.650%, 11/10/21	2,000,000	2,140,464
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	4,800,000	5,137,113

		22,330,810

Pipelines—1.5%
Energy Transfer Partners, L.P. 6.500%, 02/01/42	11,962,000	14,645,519
Enterprise Products Operating, LLC 5.950%, 02/01/41	2,000,000	2,414,540
6.300%, 09/15/17	3,480,000	4,209,516
Kinder Morgan Energy Partners, L.P. 3.450%, 02/15/23	8,046,000	8,286,575
5.950%, 02/15/18	9,575,000	11,464,272
The Williams Cos., Inc. 3.700%, 01/15/23	1,460,000	1,472,635
7.875%, 09/01/21	3,861,000	4,974,316
Western Gas Partners, L.P. 4.000%, 07/01/22 (f)	3,048,000	3,207,990
5.375%, 06/01/21 (f)	10,078,000	11,523,084

		62,198,447

Real Estate—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19 (f)	4,118,000	4,488,620

Real Estate Investment Trusts—0.3%
Ventas Realty, L.P. 4.750%, 06/01/21	2,635,000	2,881,578
Vornado Realty, L.P. 5.000%, 01/15/22 (f)	7,375,000	8,137,590

		11,019,168

Retail—0.4%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	2,755,000	3,237,164
7.450%, 07/15/17	8,349,000	10,292,789
QVC, Inc. (144A) 7.500%, 10/01/19	4,045,000	4,462,925

		17,992,878

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Software—0.0%
First Data Corp. (144A) 7.375%, 06/15/19	$1,245,000	$1,288,575
8.250%, 01/15/21 (f)	310,000	310,000

		1,598,575

Telecommunications—2.2%
America Movil SAB de C.V. 2.375%, 09/08/16 (f)	7,975,000	8,289,079
3.125%, 07/16/22 (f)	3,786,000	3,848,272
4.375%, 07/16/42 (f)	3,421,000	3,554,864
AT&T, Inc. 2.625%, 12/01/22	5,267,000	5,275,664
Cricket Communications, Inc. 7.750%, 05/15/16	4,510,000	4,774,963
Crown Castle Towers, LLC (144A) 6.113%, 01/15/40	16,100,000	19,392,176
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19	4,886,000	5,252,450
Level 3 Financing, Inc. 8.125%, 07/01/19	5,270,000	5,744,300
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (f)	270,000	292,275
SBA Tower Trust (144A) 5.101%, 04/15/42	3,780,000	4,262,222
Sprint Capital Corp. 6.875%, 11/15/28 (f)	4,273,000	4,443,920
Sprint Nextel Corp. (144A) 9.000%, 11/15/18	10,180,000	12,572,300
Verizon Communications, Inc. 6.100%, 04/15/18	2,113,000	2,598,117
6.400%, 02/15/38	6,149,000	8,324,953
VimpelCom Holdings BV 7.504%, 03/01/22	1,015,000	1,163,444
Virgin Media Secured Finance plc 6.500%, 01/15/18	3,110,000	3,347,138

		93,136,137

Transportation—0.1%
Burlington Northern Santa Fe, LLC 3.050%, 09/01/22	1,390,000	1,436,505
DP World Sukuk, Ltd. 6.250%, 07/02/17	4,220,000	4,742,225

		6,178,730

Total Corporate Bonds & Notes (Identified Cost $1,055,865,895)		1,110,088,361

Asset-Backed Securities—13.1%

Asset Backed - Automobile—6.3%
AmeriCredit Automobile Receivables Trust 1.690%, 06/08/18 (a)	4,060,000	4,057,735
2.350%, 12/10/18 (a)	4,705,000	4,701,043
2.420%, 05/08/18	3,450,000	3,578,785
2.640%, 10/10/17	3,470,000	3,565,338

Asset Backed - Automobile—(Continued)
AmeriCredit Automobile Receivables Trust 3.030%, 07/09/18	$2,290,000	$2,343,371
3.380%, 04/09/18	4,875,000	5,045,800
3.440%, 10/08/17 (a)	5,300,000	5,598,734
CarMax Auto Owner Trust 1.760%, 08/15/17	2,075,000	2,122,895
2.200%, 10/16/17	1,250,000	1,280,221
3.090%, 08/15/18	1,560,000	1,599,423
Chesapeake Funding, LLC (144A) 1.813%, 11/07/23 (a)	3,230,000	3,237,529
2.213%, 11/07/23 (a)	2,075,000	2,079,812
Credit Acceptance Auto Loan Trust (144A) 1.520%, 03/16/20 (a)	4,950,000	4,951,381
2.060%, 04/16/18	2,406,991	2,407,401
2.200%, 09/16/19	10,500,000	10,560,522
DT Auto Owner Trust (144A) 1.850%, 04/17/17 (a)	620,000	620,986
2.260%, 10/16/17 (a)	3,580,000	3,586,784
2.720%, 04/17/17 (a)	200,000	200,429
3.380%, 10/16/17 (a)	1,920,000	1,925,343
4.030%, 02/15/17	2,355,000	2,382,203
4.940%, 07/16/18	4,500,000	4,561,344
Ford Credit Floorplan Master Owner Trust 1.390%, 09/15/16	2,525,000	2,534,911
1.709%, 01/15/16 (a)	4,765,000	4,789,973
2.090%, 09/15/16	4,405,000	4,407,731
2.309%, 01/15/16 (a)	4,460,000	4,494,993
2.370%, 09/15/15	4,257,000	4,293,231
2.860%, 09/15/15	2,955,000	2,961,336
2.860%, 01/15/19	1,125,000	1,165,379
3.510%, 01/15/19 (a)	1,980,000	2,049,809
Ford Credit Floorplan Master Owner Trust (144A) 2.410%, 09/15/15	1,790,000	1,801,329
Hyundai Auto Receivables Trust 2.610%, 05/15/18	5,570,000	5,641,708
Santander Consumer Acquired Receivables Trust (144A) 1.660%, 08/15/16	386,722	389,972
2.010%, 08/15/16	2,037,346	2,047,268
3.190%, 10/15/15	3,520,000	3,608,215
Santander Drive Auto Receivables Trust 1.330%, 05/15/17	4,230,000	4,229,234
1.560%, 08/15/18	4,885,000	4,905,952
1.940%, 12/15/16 (a)	7,860,000	7,957,417
1.940%, 03/15/18 (a)	2,915,000	2,913,749
2.700%, 08/15/18	2,330,000	2,407,659
2.720%, 05/16/16 (a)	2,410,000	2,471,592
3.270%, 04/16/18 (a)	10,710,000	11,043,970
3.300%, 09/17/18	1,975,000	2,034,649
3.480%, 12/15/17 (a)	2,600,000	2,688,577
3.620%, 02/15/18 (a)	16,830,000	17,367,988
3.780%, 11/15/17 (a)	3,250,000	3,398,025
3.870%, 02/15/18 (a)	10,135,000	10,628,058
3.890%, 07/17/17	5,780,000	5,977,190
3.910%, 05/15/18 (a)	8,815,000	9,159,763

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Asset Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust 4.010%, 02/15/17	$12,000,000	$12,534,468
4.180%, 06/15/18 (a)	3,510,000	3,650,891
Santander Drive Auto Receivables Trust (144A) 1.210%, 10/16/17 (a)	10,680,000	10,681,543
1.480%, 05/15/17	1,644,870	1,649,802
1.780%, 11/15/18 (a)	19,900,000	19,895,453
2.460%, 12/17/18 (a)	8,710,000	8,707,576
2.860%, 06/15/17	5,377,689	5,428,615

		260,325,105

Asset Backed - Credit Card—0.6%
World Financial Network Credit Card Master Trust 2.150%, 04/17/23 (a)	13,085,000	13,286,509
2.230%, 08/15/22	10,290,000	10,559,135

		23,845,644

Asset Backed - Home Equity—0.1%
GSAA Trust 0.490%, 10/25/35 (a)	5,934,460	5,157,230
Option One Mortgage Loan Trust 1.335%, 11/25/32 (a)	255,361	202,157

		5,359,387

Asset Backed - Other—3.8%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	4,296,157	4,531,110
4.070%, 01/15/48	1,983,505	2,134,856
5.560%, 07/15/59	5,403,474	6,161,090
AH Mortgage Advance Co., Ltd. (144A) 2.980%, 03/13/43 (a)	6,205,000	6,231,595
AH Mortgage Servicer Advance Revolving Trust (144A) 2.750%, 05/10/43 (a)	4,085,000	4,087,859
Alm Loan Funding (144A) 1.701%, 10/19/24 (a)	11,700,000	11,699,626
Ares CLO, Ltd. (144A) 3.428%, 10/12/23 (a)	3,570,000	3,595,385
Carlyle Global Market Strategies (144A) 1.702%, 01/20/25 (a)	16,220,000	16,219,886
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,045,578	1,070,410
CT CDO IV, Ltd. (144A) 0.521%, 10/20/43 (a)	5,727,237	5,268,371
First Franklin Mortgage Loan Asset Backed Certificates 0.420%, 12/25/36 (a)	16,130,000	8,077,275
HLSS Servicer Advance Receivables Backed Notes (144A) 1.340%, 10/15/43	1,825,000	1,829,562
1.990%, 10/15/45	2,155,000	2,185,978

Asset Backed - Other—(Continued)
ING Investment Management Co. (144A) 1.769%, 10/15/22 (a)	$15,283,000	$15,328,604
1.968%, 10/15/22 (a)	8,415,000	8,473,164
KKR Financial CL 2007-A Corp. (144A) 1.090%, 10/15/17 (a)	11,281,277	11,225,695
Knollwood CDO, Ltd. (144A) 3.551%, 01/10/39 (a)	708,999	7
Merrill Lynch First Franklin Mortgage Loan Trust 0.450%, 05/25/37 (a)	16,380,000	8,862,923
Northwoods Capital Corp. (144A) 1.791%, 01/18/24 (a)	5,070,000	5,069,965
2.621%, 01/18/24 (a)	4,820,000	4,737,602
OZLM Funding, Ltd. (144A) 2.208%, 10/30/23 (a)	8,930,000	8,963,407
PFS Financing Corp. (144A) 1.409%, 02/15/16 (a)	4,770,000	4,809,090
Vibrant CLO, Ltd. A1 2012-1 (144A) 1.660%, 07/17/24 (h)	16,240,000	16,240,000
Vibrant CLO, Ltd. A2 2012-1 (144A) 2.560%, 07/17/24 (h)	3,060,000	2,995,740

		159,799,200

Asset Backed - Student Loan—2.3%
Nelnet Student Loan Trust 0.422%, 08/23/27 (a)	1,190,000	1,133,568
2.156%, 11/25/24 (a)	6,095,000	6,392,442
Scholar Funding Trust (144A) 1.213%, 10/28/43 (a)	2,159,351	2,156,692
SLM Student Loan Trust 0.488%, 03/15/23 (a)	8,076,680	7,883,688
0.508%, 06/15/21 (a)	8,128,691	8,020,677
2.015%, 07/25/23 (a)	7,300,000	7,704,449
SLM Student Loan Trust (144A) 0.959%, 10/16/23 (a)	6,370,560	6,393,857
1.309%, 08/15/23 (a)	6,862,342	6,919,952
1.609%, 08/15/25 (a)	3,044,812	3,085,856
2.090%, 06/15/45	4,455,000	4,502,161
2.950%, 02/15/46	14,650,000	15,341,568
3.330%, 10/15/46 (a)	12,475,000	13,234,179
3.480%, 10/15/30	870,000	928,186
3.740%, 02/15/29	1,685,000	1,826,555
3.830%, 01/17/45	3,365,000	3,634,398
4.540%, 10/17/44	5,040,000	5,630,839

		94,789,067

Total Asset-Backed Securities (Identified Cost $531,652,062)		544,118,403

Mortgage-Backed Securities—9.5%

Collateralized-Mortgage Obligation—1.7%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	4,039,322	3,479,052
Countrywide Alternative Loan Trust 0.401%, 03/20/47 (a)	3,786,786	2,502,384
5.500%, 11/25/35	2,879,765	2,506,426

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Countrywide Alternative Loan Trust 5.500%, 04/25/37	$2,176,584	$1,696,445
6.500%, 09/25/37	16,178,108	11,860,219
Countrywide Home Loan Mortgage Pass-Through Trust 0.410%, 04/25/46 (a)	1,394,955	925,200
6.000%, 04/25/36	2,100,588	1,826,448
6.250%, 09/25/36	2,414,148	2,077,833
Credit Suisse Mortgage Capital Certificates (144A) 2.781%, 03/27/37 (a)	2,454,399	2,349,991
4.736%, 08/27/46 (a)	5,084,586	4,446,448
5.014%, 05/27/36 (a)	4,955,207	4,701,034
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.360%, 12/25/36 (a)	6,639,912	4,884,956
GMAC Mortgage Corp. Loan Trust 5.426%, 04/19/36 (a)	4,593,970	4,107,414
GSR Mortgage Loan Trust 6.000%, 07/25/37	3,016,473	2,800,822
Indymac INDA Mortgage Loan Trust 5.431%, 09/25/36 (a)	7,780,816	6,296,493
JPMorgan Mortgage Trust 5.500%, 03/25/22	280,735	274,194
5.875%, 06/25/21	340,259	331,845
6.500%, 08/25/36	1,069,778	958,046
Merrill Lynch Mortgage Investors, Inc. 2.978%, 05/25/36 (a)	4,316,445	3,255,243
Residential Funding Mortgage Securities I 5.500%, 11/25/35	1,943,526	1,939,812
6.000%, 04/25/37	3,169,830	2,864,962
Structured Adjustable Rate Mortgage Loan Trust 5.711%, 04/25/47 (a)	3,131,435	2,465,467
Wells Fargo Mortgage Backed Securities Trust 2.621%, 07/25/36 (a)	2,545,078	2,534,911

		71,085,645

Commercial Mortgage-Backed Securities—7.8%
Banc of America Commercial Mortgage Trust 5.482%, 01/15/49 (a)	630,000	680,137
5.685%, 06/10/49 (a)	4,795,000	5,241,141
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,232,629
5.685%, 06/10/49 (a)	492,252	492,113
Banc of America Large Loan, Inc. (144A) 2.509%, 11/15/15	14,807,925	14,777,406
5.011%, 12/20/41 (a)	8,165,000	8,567,861
BB-UBS Trust (144A) 3.468%, 06/05/30 (a)	1,105,000	1,048,663
BB-UBS Trust 2012-SHOW (144A) 0.596%, 11/05/36 (a) (b)	85,480,000	5,301,384

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (a)	$780,000	$859,918
Citigroup Commercial Mortgage Trust 6.060%, 12/10/49 (a)	3,560,000	3,991,038
Cobalt CMBS Commercial Mortgage Trust 5.223%, 08/15/48	3,465,000	3,927,806
COMM 2010-RR1 Mortgage Trust (144A) 5.543%, 12/11/49 (a)	2,690,000	3,031,834
Commercial Mortgage Pass-Through Certificates 2.260%, 05/15/45 (a) (b)	54,094,706	7,478,269
5.167%, 06/10/44 (a)	7,050,000	7,699,848
5.347%, 12/10/46	5,320,000	5,899,481
Commercial Mortgage Pass-Through Certificates (144A) 3.400%, 10/05/30 (a)	6,715,000	7,031,196
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	5,763,060	5,780,418
4.771%, 07/15/37	1,090,000	1,123,499
Credit Suisse Mortgage Capital Certificates 5.448%, 01/15/49 (a)	99,637	100,480
DBRR Trust 5.737%, 06/17/49 (a)	3,600,000	4,218,404
DBRR Trust (144A) 0.946%, 09/25/45	18,415,419	18,408,790
FREMF Mortgage Trust (144A) 3.563%, 08/25/45 (a)	4,535,000	4,645,019
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	4,040,186	4,113,705
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	1,800,000	1,959,568
5.736%, 12/10/49	2,210,000	2,605,157
5.867%, 07/10/38 (a)	1,850,000	1,795,255
GS Mortgage Securities Corp. II 5.591%, 11/10/39	1,830,000	2,055,731
5.622%, 11/10/39	4,300,000	3,924,554
GS Mortgage Securities Corp. II (144A) 3.633%, 06/05/31	965,000	992,941
JPMorgan Chase Commercial Mortgage Securities Corp. 2.052%, 06/16/45 (a) (b)	25,173,407	2,906,396
5.447%, 06/12/47	2,072,128	2,143,005
5.452%, 12/12/44 (a)	3,600,000	3,912,959
5.880%, 02/12/51 (a)	7,385,183	8,562,972
6.005%, 06/15/49 (a)	1,866,274	2,038,283
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	3,671,092	3,780,061
4.674%, 07/05/32 (a)	2,500,000	2,656,140
5.951%, 06/15/43	8,060,000	9,633,586
LB Commercial Conduit Mortgage Trust 5.886%, 07/15/44 (a)	4,000,000	4,707,896

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 4.633%, 09/15/27 (a)	$1,386,771	$1,386,029
5.156%, 02/15/31	4,580,000	5,113,249
5.205%, 04/15/30 (a)	3,610,000	3,808,875
5.347%, 11/15/38	7,141,255	8,206,409
5.455%, 02/15/40	2,314,048	2,600,423
5.858%, 07/15/40 (a)	5,665,000	6,762,809
5.866%, 09/15/45 (a)	11,285,000	13,454,293
Morgan Stanley 2007-XLC 1, Ltd. 0.556%, 07/17/17 (a)	1,960,254	1,958,254
Morgan Stanley Capital I 5.575%, 04/12/49 (a)	1,885,000	1,992,907
5.842%, 06/11/49 (a)	1,770,903	1,800,294
5.882%, 06/11/49 (a)	5,345,000	5,887,368
Morgan Stanley Capital I Trust (144A) 2.696%, 03/15/45 (a) (b)	45,737,853	6,673,976
Morgan Stanley Capital I, Inc. (144A) 6.340%, 07/15/30	3,050,000	3,120,839
Morgan Stanley Re-REMIC Trust (144A) Zero Coupon, 07/17/56	6,440,000	5,740,294
1.000%, 03/27/51	7,246,630	7,138,996
2.000%, 07/27/49	6,642,900	6,709,329
2.500%, 03/23/51	5,899,832	5,955,880
3.000%, 07/17/56	249,752	250,339
Motel 6 Trust (144A) 2.743%, 10/05/25	3,135,000	3,164,958
RBSCF Trust (144A) 6.119%, 02/16/51 (a)	9,220,327	10,854,427
S2 Hospitality, LLC (144A) 4.500%, 04/15/25	3,808,083	3,813,750
STRIPS 2012-1, Ltd. (144A) 1.500%, 08/25/17	12,034,804	11,894,293
Wachovia Bank Commercial Mortgage Trust 5.416%, 01/15/45 (a)	5,000,000	5,654,605
5.921%, 02/15/51 (a)	3,870,000	4,540,365
Wells Fargo Re-REMIC Trust (144A) 1.750%, 08/20/21	7,144,233	7,169,952
WF-RBS Commercial Mortgage Trust (144A) 1.856%, 12/15/45 (a)	56,182,068	7,033,602
2.451%, 11/15/45 (a)	40,900,665	5,840,574

		321,852,632

Total Mortgage-Backed Securities (Identified Cost $376,282,531)		392,938,277

Foreign Government—5.1%

Sovereign—5.1%
Argentina Government International Bond 2.500%, 12/31/38 (a)	13,930,000	5,000,870

Sovereign—(Continued)
Argentina Government International Bond 2.500%, 12/31/38 (a)	$2,780,000	$998,020
Brazilian Government International Bond 7.125%, 01/20/37	1,520,000	2,325,600
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR)	42,202,475	58,537,521
Italy Buoni Poliennali Del Tesoro 4.750%, 06/01/17 (EUR)	49,058,000	68,920,816
5.250%, 08/01/17 (EUR)	10,320,000	14,812,991
Mexican Bonos 7.750%, 12/14/17 (MXN)	17,012,000	1,464,927
8.500%, 11/18/38 (MXN)	24,012,000	2,347,461
Mexico Government International Bond 5.125%, 01/15/20	7,480,000	8,938,600
5.625%, 01/15/17	2,130,000	2,470,800
Poland Government International Bond 5.000%, 03/23/22	3,500,000	4,133,500
5.125%, 04/21/21	3,525,000	4,180,650
6.375%, 07/15/19	1,110,000	1,383,859
Russian Foreign Bond-Eurobond 7.500%, 03/31/30 (a)	14,395,625	18,489,741
South Africa Government International Bond 4.665%, 01/17/24	2,600,000	2,938,000
5.500%, 03/09/20	2,680,000	3,175,800
Turkey Government International Bond 5.625%, 03/30/21	2,620,000	3,111,250
6.250%, 09/26/22	4,880,000	6,082,920
7.000%, 03/11/19	2,320,000	2,884,920

Total Foreign Government (Identified Cost $200,690,746)		212,198,246

Options Purchased—0.3%

Call Options—0.3%
10 Year Right-to-Receive Fixed Swaption 1.50%, Expires 02/15/13 (Counterparty-JPMorgan Chase Bank)	22,600,000	12,014
USD Currency, Strike Price JPY 81.50, Expires 04/03/13 (Counterparty-Citibank N.A.)	83,235,000	5,022,650

USD Currency, Strike Price JPY 84, Expires 04/03/13 (Counterparty-Barclays Bank plc)	164,575,000	5,989,707

		11,024,371

Put Options—0.0%
20 Year Right-to-Pay Fixed Swaption 1.88%, Expires 11/27/13 (Counterparty-Deutsche Bank AG) (JPY)	3,609,895,000	1,093,684

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Options Purchased—(Continued)

Security Description	Shares/ Principal/ Notional Amount	Value*

Put Options—(Continued)
7 Year Right-to-Pay Fixed Swaption 1.50%, Expires 02/15/13 (Counterparty-Bank of America N.A.)	89,300,000	$182,056
Eurodollar Midcurve 2 Year Futures @ 99.25, Expires 09/13/13	2,932,500	520,519

		1,796,259

Total Options Purchased (Identified Cost $5,843,321)		12,820,630

Term Loans—0.2%

Hotels, Restaurants & Leisure—0.2%
Motel 6 Operating, L.P. 10.000%, 10/15/17	$7,250,000	7,250,000

Total Term Loans (Identified Cost $7,250,000)		7,250,000

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New York City Municipal Water Finance Authority 5.375%, 06/15/43	2,360,000	2,782,912
5.500%, 06/15/43	2,825,000	3,412,007

Total Municipal Bonds & Notes (Identified Cost $5,111,127)		6,194,919

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XIII	147,339	4,110,758

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp.(i)	70,000	122,500
Federal National Mortgage Association (Series S) (i)	70,000	116,900

		239,400

Total Preferred Stock (Identified Cost $4,119,535)		4,350,158

Short Term Investments—5.3%

Mutual Funds—3.2%
State Street Navigator Securities Lending Prime Portfolio (j)	132,162,945	132,162,945

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2012 at 0.010% to be repurchased at $86,518,048 on 01/02/13, collateralized by $40,060,000 U.S. Treasury Note at 0.250% due 03/31/14 with a value of $40,110,075; $21,285,000 U.S. Treasury Note at 0.250% due 07/15/15 with a value of $21,285,000; and $26,185,000 U.S. Treasury Note at 1.875% due 02/28/14 with a value of $26,855,755.	$86,518,000	$86,518,000

Total Short Term Investments (Identified Cost $218,680,945)		218,680,945

Total Investments 123.6% (Identified Cost $5,025,628,220) (k)		5,136,108,066
Liabilities in excess of other assets		(981,943,713)

Net Assets—100.0%		$4,154,164,353

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2012, the market value of securities pledged was $1,285,604.
(d)	All or a portion of this security has been purchased in a Treasury Roll transaction.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $6,357,803.
(f)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $127,303,162 and the collateral received consisted of cash in the amount of $132,162,945. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(g)	Non-Income Producing; Defaulted Bond.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees.
(i)	Non-Income Producing.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $5,034,252,085. The aggregate unrealized appreciation and depreciation of investments was $129,357,839 and $(27,501,858), respectively, resulting in net unrealized appreciation of $101,855,981 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $707,621,069, which is 17.0% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMICS)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or principal amount at original issue.
(EUR)—	Euro
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (15 Year TBA)	$(31,100,000)	$(32,990,295)
3.500% (30 Year TBA)	(83,700,000)	(89,078,378)
4.000% (15 Year TBA)	(30,600,000)	(32,765,905)
4.000% (30 Year TBA)	(95,800,000)	(102,625,750)
4.500% (30 Year TBA)	(166,000,000)	(179,254,858)
5.000% (30 Year TBA)	(52,600,000)	(56,980,109)
Ginnie Mae
4.000% (30 Year TBA)	(26,200,000)	(28,734,032)
4.500% (30 Year TBA)	(57,700,000)	(63,172,487)

Total TBA Sale Commitments (Proceeds $584,683,455)		$(585,601,814)

Forward Foreign Currency Exchange Contracts

Contracts to Buy	Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CNY 63,410,000	HSBC Bank USA	06/07/13	USD	10,011,051	$67,898
CNY 63,410,000	Standard Chartered Bank	06/07/13	USD	10,005,523	73,427
CNY 63,710,000	Standard Chartered Bank	08/19/13	USD	10,031,491	55,970
EUR 19,501,000	Deutsche Bank AG	01/23/13	USD	25,238,506	506,241
JPY 2,725,838,800	Deutsche Bank AG	02/20/13	USD	32,680,000	(1,205,249)
MXN 260,993,896	Royal Bank of Scotland plc	02/20/13	USD	20,410,000	(306,562)

Contracts to Deliver
AUD 2,620,000	Deutsche Bank AG	02/04/13	USD	2,720,150	5,857
CAD 4,644,500	UBS AG	01/16/13	USD	4,724,841	56,888
CNY 63,410,000	Standard Chartered Bank	06/07/13	USD	9,852,393	(226,557)
CNY 63,410,000	Standard Chartered Bank	06/07/13	USD	9,869,261	(209,689)
CNY 63,710,000	Credit Suisse	08/19/13	USD	9,888,251	(199,210)
EUR 7,787,000	UBS AG	01/23/13	USD	10,249,802	(30,406)
EUR 7,887,000	Deutsche Bank AG	02/20/13	USD	10,385,168	(29,611)
EUR 7,900,000	Citibank N.A.	02/20/13	USD	10,342,680	(89,265)
EUR 9,425,000	UBS AG	01/23/13	USD	12,316,458	(126,199)
EUR 19,327,651	Deutsche Bank AG	01/23/13	USD	24,708,082	(807,813)
EUR 22,225,000	Deutsche Bank AG	02/20/13	USD	29,403,008	54,910
EUR 113,729,100	UBS AG	01/23/13	USD	149,375,212	(767,190)
JPY 856,296,937	UBS AG	02/20/13	USD	10,403,000	515,499
JPY 857,477,678	UBS AG	02/20/13	USD	10,403,000	501,865
JPY 860,490,715	Deutsche Bank AG	02/20/13	USD	10,385,000	449,075
JPY 878,069,772	Royal Bank of Scotland plc	02/20/13	USD	10,440,000	301,092
JPY 1,098,751,725	Royal Bank of Scotland plc	02/20/13	USD	13,350,000	662,919
JPY 3,460,852,342	UBS AG	02/20/13	USD	41,475,000	1,513,185

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy	Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD 3,245,373	Barclays Bank plc	02/04/13	AUD	3,145,000	$2,347
CAD 4,187,170	BNP Paribas S.A.	02/20/13	MXN	54,355,714	18,454
CAD 10,378,578	Citibank	02/20/13	EUR	8,120,000	(298,981)
CAD 26,646,165	Deutsche Bank AG	02/20/13	AUD	25,660,000	209,343
GBP 1,357,319	JPMorgan Chase Bank	02/04/13	AUD	2,095,000	34,309
MXN 17,538,008	Citibank	02/05/13	AUD	1,300,000	6,158
MXN 135,491,944	UBS AG	02/20/13	EUR	8,120,000	(285,988)
MXN 188,998,117	UBS AG	02/20/13	AUD	14,035,000	34,921

Net Unrealized Appreciation					$487,638

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	03/18/13	27	USD	6,710,471	$19,279
90 Day Euro Dollar Futures	06/17/13	67	USD	16,645,458	50,105
90 Day Euro Dollar Futures	09/16/13	86	USD	21,366,937	58,888
90 Day Euro Dollar Futures	12/16/13	56	USD	13,909,154	38,346
90 Day Euro Dollar Futures	03/17/14	5	USD	1,241,576	3,361
90 Day Euro Dollar Futures	06/16/14	5	USD	1,242,292	2,083
German Euro Buxl Futures	03/07/13	1	EUR	134,741	2,903
U.S. Treasury Note 2 Year Futures	03/28/13	2,594	USD	571,869,273	26,664
U.S. Treasury Note 5 Year Futures	03/28/13	2,111	USD	262,656,367	(18,280)
U.S. Treasury Bond 30 Year Futures	03/19/13	1,099	USD	161,857,074	245,426

Futures Contracts—Short
90 Day Euro Dollar Futures	03/14/16	(210)	USD	(52,016,578)	46,828
90 Day Euro Dollar Futures	06/13/16	(209)	USD	(51,698,342)	49,217
90 Day Euro Dollar Futures	09/19/16	(209)	USD	(51,622,580)	51,830
90 Day Euro Dollar Futures	12/19/16	(210)	USD	(51,786,071)	52,571
German Euro Bund Futures	03/07/13	(380)	EUR	(55,084,589)	(341,354)
U.S. Treasury Note 10 Year Futures	03/19/13	(2,113)	USD	(281,605,176)	1,014,425
U.S. Treasury Ultra Long Bond Futures	03/19/13	(1,109)	USD	(183,102,540)	2,786,071

Net Unrealized Appreciation					$4,088,363

Options Written
Options Written—Call	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of December 31, 2012	Unrealized Appreciation/ (Depreciation)
USD Currency, Strike Price JPY 81.50	Barclays Bank plc	04/03/13	$(83,235,000)	$(3,237,009)	$(5,022,650)	$(1,785,641)
USD Currency, Strike Price JPY 84.00	HSBC Bank N.A.	04/03/13	(52,565,000)	(381,096)	(1,913,103)	(1,532,007)
USD Currency, Strike Price JPY 88.00	Barclays Bank plc	04/03/13	(112,010,000)	(668,140)	(1,400,349)	(732,209)

Swaptions Written—Put
30 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.900%	Bank of America N.A.	02/15/13	(33,500,000)	(622,653)	(416,492)	206,161

Total Options Written				$(4,908,898)	$(8,752,594)	$(3,843,696)

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Swap Agreements

Credit Default Swaps on Credit Indices—Buy Protection
Reference Obligation	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at December 31, 2012	Notional Amount	Market Value	Upfront Premium Received	Unrealized Depreciation
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank AG	5.000%	12/20/17	4.927%	USD14,856,000	$(45,355)	$(27,855)	$(17,500)

Credit Default Swaps on Credit Indices—Sell Protection
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012	Notional Amount	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/16	4.304%	USD 6,480,000	$159,116	$(497,700)	$656,816
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/16	4.304%	USD 22,800,000	559,854	(2,036,165)	2,596,019
Markit CDX North America High Yield Index, Series 19, Version 1	Bank of America N.A.	5.000%	12/20/17	4.927%	USD 64,000,000	195,392	(1,880,000)	2,075,392
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank AG	5.000%	12/20/17	4.927%	USD 20,500,000	62,587	(179,375)	241,962
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	Deutsche Bank AG	0.500%	03/15/49	N/A	USD 7,025,000	(480,393)	(1,031,894)	551,501
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	Deutsche Bank AG	0.500%	02/17/51	N/A	USD 2,370,000	(288,765)	(359,977)	71,212

Totals					USD 123,175,000	$207,791	$(5,985,111)	$6,192,902

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium	Unrealized Appreciation/ (Depreciation)
Bank of America N.A.	6M EURIBOR	Pay	2.800%	11/10/41	EUR 8,300,000	$1,361,921	$0	$1,361,921
Deutsche Bank AG	6M EURIBOR	Receive	2.783%	11/10/41	EUR 8,300,000	(1,319,688)	0	(1,319,688)
JPMorgan Chase Bank	3M LIBOR	Receive	1.758%	06/25/22	USD 18,000,000	(56,533)	0	(56,533)

Totals						$(14,300)	$0	$(14,300)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Yuan Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(USD)—	U.S. Dollar

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,627,468,127	$—	$2,627,468,127
Total Corporate Bonds & Notes*	—	1,110,088,361	—	1,110,088,361
Total Mortgage-Backed Securities*	—	392,938,277	—	392,938,277
Asset-Backed Securities
Asset Backed - Automobile	—	260,325,105	—	260,325,105
Asset Backed - Credit Card	—	23,845,644	—	23,845,644
Asset Backed - Home Equity	—	5,359,387	—	5,359,387
Asset Backed - Other	—	140,563,460	19,235,740	159,799,200
Asset Backed - Student Loan	—	94,789,067	—	94,789,067
Total Asset-Backed Securities	—	524,882,663	19,235,740	544,118,403
Total Foreign Government*	—	212,198,246	—	212,198,246
Total Term Loans*	—	7,250,000	—	7,250,000
Total Municipal Bonds & Notes*	—	6,194,919	—	6,194,919
Options Purchased
Call Options	—	11,024,371	—	11,024,371
Put Options	520,519	1,275,740	—	1,796,259
Total Options Purchased	520,519	12,300,111	—	12,820,630
Total Preferred Stock*	4,350,158	—	—	4,350,158
Short Term Investments
Mutual Funds	132,162,945	—	—	132,162,945
Repurchase Agreement	—	86,518,000	—	86,518,000
Total Short Term Investments	132,162,945	86,518,000	—	218,680,945
Total Investments	$137,033,622	$4,979,838,704	$19,235,740	$5,136,108,066

Collateral for Securities Loaned (Liability)	$—	$(132,162,945)	$—	$(132,162,945)
TBA Sale Commitments	—	(585,601,814)	—	(585,601,814)
Total Liabilities	$—	$(717,764,759)	$—	$(717,764,759)

Forward Foreign Currency Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$5,070,358	$—	$5,070,358
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(4,582,720)	—	(4,582,720)
Total Forward Foreign Currency Contracts (Net Unrealized Appreciation)	—	487,638	—	487,638
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	4,447,997	—	—	4,447,997
Futures Contracts (Unrealized Depreciation)	(359,634)	—	—	(359,634)
Total Futures Contracts (Net Unrealized Appreciation)	4,088,363	—	—	4,088,363

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Options Written
Call Options Written	$—	$(8,336,102)	$—	$(8,336,102)
Put Options Written	—	(416,492)	—	(416,492)
Total Options Written	—	(8,752,594)	—	(8,752,594)
Swap Agreements
Swap Contracts at Value (Assets)	—	2,338,870	—	2,338,870
Swap Contracts at Value (Liability)	—	(2,190,734)	—	(2,190,734)
Total Swap Agreements at Value	—	148,136	—	148,136

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset-Backed Securities
Balance as of December 31, 2011	$0
Transfers into Level 3	0
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized loss	0
Change in unrealized depreciation	0
Security purchases	19,235,740
Security sales	0
Balance as of December 31, 2012	$19,235,740

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$5,136,108,066
Swap contracts at value (c)		2,338,870
Cash		220,093
Cash denominated in foreign currencies (d)		2,598,146
Unrealized appreciation on open forward foreign currency contracts		5,070,358
Receivable for:
Securities sold		110,566,305
TBA securities sold (e)		1,510,702,058
Fund shares sold		2,047,922
Principal paydowns		92,982
Interest and dividends		25,390,220
Foreign taxes		9,005
Futures variation margin		939,517
Interest on swap contracts		237,952

Total Assets		6,796,321,494
Liabilities
TBA sale commitments at value	$585,601,814
Secured borrowings	272,328,851
Swap contracts at value (f)	2,190,734
Restricted cash for swap contracts	2,000,000
Options written, at fair value (g)	8,752,594
Unrealized depreciation on open forward foreign currency contracts	4,582,720
Payable for:
Securities purchased	74,389,332
TBA securities purchased	1,556,154,115
Fund shares redeemed	1,145,592
Collateral for securities loaned	132,162,945
Deferred dollar roll income	71,424
Interest on swap contracts	75,398
Interest on TBA sales commitments	1,056,247
Accrued expenses:
Management fees	1,130,661
Distribution and service fees	128,776
Deferred trustees’ fees	47,984
Other expenses	337,954

Total Liabilities		2,642,157,141

Net Assets		$4,154,164,353

Net assets consists of:
Paid in surplus		$3,826,203,924
Undistributed net investment income		136,865,987
Accumulated net realized gains		74,646,502
Unrealized appreciation on investments and foreign currency transactions		116,447,940

Net Assets		$4,154,164,353

Net Assets
Class A		$3,474,297,708
Class B		503,640,368
Class E		176,226,277
Capital Shares Outstanding (h)
Class A		30,139,551
Class B		4,434,872
Class E		1,541,457
Net Asset Value, Offering and Redemption Price Per Share
Class A		$115.27
Class B		113.56
Class E		114.32

(a)	Identified cost of investments was $5,025,628,220.
(b)	Includes securities on loan with a value of $127,303,162.
(c)	Premiums received on swap contracts were $4,593,240.
(d)	Identified cost of cash denominated in foreign currencies was $2,638,039.
(e)	Includes $584,683,455 related to TBA sale commitments.
(f)	Premiums received on swap contracts were $1,419,726.
(g)	Premiums received on written options were $4,908,898.
(h)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$128,103,549
Dividends		290,074
Securities lending income		272,637

		128,666,260
Expenses
Management fees	$13,014,974
Distribution and service fees—Class B	1,233,555
Distribution and service fees—Class E	277,387
Administration fees	14,736
Trustees’ fees and expenses	44,326
Custodian and accounting	489,432
Audit and tax services	98,192
Legal	43,707
Shareholder reporting	467,828
Interest	75,086
Insurance	31,968
Miscellaneous	28,708

Total expenses		15,819,899

Net Investment Income		112,846,361

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	99,924,713
Futures contracts	(5,753,760)
Foreign currency transactions	432,449
Swap contracts	(2,227,458)
Options written	21,248,125	113,624,069

Net change in unrealized appreciation (depreciation) on:
Investments	60,068,323
Futures contracts	4,310,064
Foreign currency transactions	(3,066,986)
Swap contracts	6,208,314
Options written	(4,492,013)	63,027,702

Net realized and unrealized gain		176,651,771

Net Increase in Net Assets From Operations		$289,498,132

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$112,846,361	$109,019,210
Net realized gain	113,624,069	59,084,048
Net change in unrealized appreciation	63,027,702	37,374,317

Increase in net assets from operations	289,498,132	205,477,575

From Distributions to Shareholders
Net investment income
Class A	(88,521,069)	(61,350,276)
Class B	(12,343,891)	(17,733,678)
Class E	(4,857,014)	(8,391,309)

	(105,721,974)	(87,475,263)

Net realized capital gain
Class A	(21,332,126)	0
Class B	(3,261,236)	0
Class E	(1,236,117)	0

	(25,829,479)	0

Total distributions	(131,551,453)	(87,475,263)

Increase in net assets from capital share transactions	201,983,827	1,473,699,028

Total increase in net assets	359,930,506	1,591,701,340

Net Assets
Beginning of the period	3,794,233,847	2,202,532,507

End of the period	$4,154,164,353	$3,794,233,847

Undistributed Net Investment Income
End of the period	$136,865,987	$101,979,799

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,042,642	$341,933,943	16,755,128	$1,788,286,757
Reinvestments	1,004,051	109,853,195	581,961	61,350,276
Redemptions	(2,070,522)	(232,524,133)	(3,229,533)	(350,717,476)

Net increase	1,976,171	$219,263,005	14,107,556	$1,498,919,557

Class B
Sales	600,267	$66,695,948	768,702	$82,245,459
Reinvestments	144,532	15,605,127	170,369	17,733,678
Redemptions	(674,930)	(74,821,954)	(818,801)	(87,731,354)

Net increase	69,869	$7,479,121	120,270	$12,247,783

Class E
Sales	103,239	$11,511,651	168,221	$18,097,769
Reinvestments	56,096	6,093,131	80,154	8,391,309
Redemptions	(380,256)	(42,363,081)	(593,991)	(63,957,390)

Net decrease	(220,921)	$(24,758,299)	(345,616)	$(37,468,312)

Increase derived from capital share transactions		$201,983,827		$1,473,699,028

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$110.90	$108.32	$104.15	$102.51	$111.71

Income (Loss) From Investment Operations
Net investment income (a)	3.21	3.69	4.08	4.38	5.82
Net realized and unrealized gain (loss) on investments	4.95	3.22	4.39	4.68	(9.42)

Total from investment operations	8.16	6.91	8.47	9.06	(3.60)

Less Distributions
Distributions from net investment income	(3.05)	(4.33)	(4.30)	(7.42)	(5.60)
Distributions from net realized capital gains	(0.74)	0.00	0.00	0.00	0.00

Total distributions	(3.79)	(4.33)	(4.30)	(7.42)	(5.60)

Net Asset Value, End of Period	$115.27	$110.90	$108.32	$104.15	$102.51

Total Return (%) (b)	7.55	6.56	8.34	9.47	(3.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.36	0.37	0.40	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.38	0.42	0.42
Ratio of net investment income to average net assets (%)	2.85	3.44	3.82	4.32	5.48
Portfolio turnover rate (%)	1,002 (d)	1,483	2,064	1,476	1,014
Net assets, end of period (in millions)	$3,474.30	$3,123.20	$1,522.49	$1,181.43	$784.26

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$109.31	$106.83	$102.78	$101.23	$110.39

Income (Loss) From Investment Operations
Net investment income (a)	2.89	3.48	3.77	4.16	5.49
Net realized and unrealized gain (loss) on investments	4.88	3.06	4.32	4.55	(9.32)

Total from investment operations	7.77	6.54	8.09	8.71	(3.83)

Less Distributions
Distributions from net investment income	(2.78)	(4.06)	(4.04)	(7.16)	(5.33)
Distributions from net realized capital gains	(0.74)	0.00	0.00	0.00	0.00

Total distributions	(3.52)	(4.06)	(4.04)	(7.16)	(5.33)

Net Asset Value, End of Period	$113.56	$109.31	$106.83	$102.78	$101.23

Total Return (%) (b)	7.28	6.30	8.07	9.18	(3.66)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.62	0.65	0.68	0.68
Net ratio of expenses to average net assets (%) (c)	0.61	0.61	0.63	0.67	0.67
Ratio of net investment income to average net assets (%)	2.60	3.25	3.57	4.14	5.24
Portfolio turnover rate (%)	1,002 (d)	1,483	2,064	1,476	1,014
Net assets, end of period (in millions)	$503.64	$477.14	$453.45	$356.63	$279.25

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$110.02	$107.49	$103.38	$101.79	$110.97

Income (Loss) From Investment Operations
Net investment income (a)	3.02	3.63	3.91	4.36	5.63
Net realized and unrealized gain (loss) on investments	4.91	3.07	4.34	4.49	(9.37)

Total from investment operations	7.93	6.70	8.25	8.85	(3.74)

Less Distributions
Distributions from net investment income	(2.89)	(4.17)	(4.14)	(7.26)	(5.44)
Distributions from net realized capital gains	(0.74)	0.00	0.00	0.00	0.00

Total distributions	(3.63)	(4.17)	(4.14)	(7.26)	(5.44)

Net Asset Value, End of Period	$114.32	$110.02	$107.49	$103.38	$101.79

Total Return (%) (b)	7.38	6.41	8.18	9.30	(3.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.52	0.55	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.53	0.57	0.57
Ratio of net investment income to average net assets (%)	2.70	3.36	3.67	4.31	5.33
Portfolio turnover rate (%)	1,002 (d)	1,483	2,064	1,476	1,014
Net assets, end of period (in millions)	$176.23	$193.89	$226.59	$236.71	$236.54

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the turnover rate would have been 390%.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve transfers by the Portfolio of securities concurrently with an agreement by the

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolio to reacquire the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. During the year ended December 31, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 13 days. The average amount of borrowings was $42,305,800 and the weighted average interest rate was (0.216)%.

Treasury Roll Transactions - The Portfolio may enter into treasury roll transactions in which the Portfolio transfers a Treasury security to a counterparty with a simultaneous agreement to reacquire the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the transfer of the Treasury security to use for other investment purposes. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing, and not as a purchase or sale. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, on the Treasury security transferred to the counterparty. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for Treasury securities to be reacquired by the Portfolio are reflected as secured borrowings on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the Portfolio had an outstanding treasury roll balance for 123 days. The Portfolio’s average amount of borrowings was $62,984,028 and the weighted average interest rate was 0.104%. At December 31, 2012, the amount of the Portfolio’s outstanding borrowings was $272,328,851.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$13,014,974	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

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Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$38,983,926,654	$2,095,985,606	$39,152,580,360	$1,604,595,262

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were $25,150,663,203 and $25,095,284,331, respectively.

Options Written - The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	131,320,000	0	$2,635,924
Options written	952,470,213	5,205	15,228,266
Options bought back	(479,350,000)	(2,667)	(11,218,921)
Options exercised	(0)	(0)	(0)
Options expired	(356,630,213)	(2,538)	(2,359,024)

Options outstanding December 31, 2012	247,810,000	0	$4,286,245

Put Options
Options outstanding December 31, 2011	363,950,000	0	$10,817,957
Options written	1,865,276,899	14,667	19,584,489
Options bought back	(952,665,000)	(9,746)	(15,606,615)
Options exercised	(0)	(0)	(0)
Options expired	(1,243,061,899)	(4,921)	(14,173,178)

Options outstanding December 31, 2012	33,500,000	0	$622,653

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of current payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Disclosures About Derivative Instruments and Hedging Activities - At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value	$976,949	Liabilities—Swap contracts at value	$(814,513)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions*	4,447,997	Net Assets—Unrealized appreciation on investments and foreign currency transactions*	(359,634)
	Assets—Investments at value**	1,808,273	Liabilities—Options written, at fair value	(416,492)
	Assets—Swap contracts at value	1,361,921	Liabilities—Swap contracts at value	(1,376,221)
Forward Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	5,070,358	Liabilities—Unrealized depreciation on open forward foreign currency contracts	(4,582,720)
	Assets—Investments at value**	11,012,357	Liabilities—Options written, at fair value	(8,336,102)

Total		$24,677,855		$(15,885,682)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
**	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(5,518,332)	$(235,428)	$(5,753,760)
Forward Foreign Currency Transactions	—	—	(1,226,673)	(1,226,673)
Investments*	—	(10,636,417)	(19,114,020)	(29,750,437)
Options Written	—	5,964,058	15,284,067	21,248,125
Swap Contracts	2,770,299	(4,997,757)	—	(2,227,458)

Total	$2,770,299	$(15,188,448)	$(5,292,054)	$(17,710,203)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$4,310,064	$—	$4,310,064
Forward Foreign Currency Transactions	—	—	(3,138,495)	(3,138,495)
Investments*	—	3,558,478	8,514,698	12,073,176
Options Written	—	58,472	(4,550,485)	(4,492,013)
Swap Contracts	6,367,658	(159,344)	—	6,208,314

Total	$6,367,658	$7,767,670	$825,718	$14,961,046

For the year ended December 31, 2012, the average notional or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$910,493,118
Futures Contracts Short	(12,704,504,676)
Forward Foreign Currency Transactions	319,635,678
Options Purchased	622,073,489
Options Written	(596,704,811)
Swap Contracts	544,683,033

*	Options purchased are part of Net realized gain (loss) on investments and Net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$131,551,453	$87,475,263	$—	$—	$—	$—	$131,551,453	$87,475,263

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$201,283,739	$30,718,094	$96,006,580	$—	$—	$328,008,413

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-34

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-35

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-36

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Bond Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-37

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock Bond Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-and three-year periods ended October 31, 2012 and underperformed its benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Bond Income Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MSF-39

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of Scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Bond Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other Factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-40

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-41

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-42

Metropolitan Series Fund
BlackRock Diversified Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 12.38%, 12.11%, and 12.18%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 16.42% and 4.21%, respectively. A blend of the Russell 1000 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 11.55% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Investor anxiety remained high throughout 2012. During the first quarter of the year, European debt concerns sent U.S. Treasuries to new record lows before being partly alleviated by the announcement of the European Central Bank’s (ECB’s) long-term refinancing operation (LTRO).

The second and third quarters were dominated by monetary policy uncertainty, both in the U.S. and Europe. In September, highly accommodative language from the U.S. and European central banks relieved this anxiety and resulted in an uptick in risk appetite.

During the last quarter, U.S. economic data pointed to a sustainable, modest recovery, with the all-important labor and housing markets showing definite signs of improvement. Although central banks in the U.S. and Europe continued to be accommodative in order to encourage growth, markets were concerned that U.S. fiscal cliff and debt ceiling issues would derail the anemic recovery and push the U.S. back into recession.

Sentiment out of Europe was cautiously optimistic, given the eurozone’s agreement on an aid package for Greece as well as the bank recapitalization plan for four nationalized Spanish banks. However, Moody’s downgrade of France in November cast a gloom on the market and reminded investors that Europe’s problems are far from over.

The U.S. equity market posted very strong performance in 2012, with the Russell 1000 Index rising by 16.42%. The first three quarters produced mixed results as the first and third quarters were strong rallies while the second quarter was weak. Similar to 2011, investors focused their attention on the European debt crisis, the decelerating Chinese economy and the fiscal predicament for the United States. Improving sentiment around each of these developments, combined with modestly positive U.S. economic data, pushed the attractively-valued U.S. market higher. Within the Russell 1000 Index, the Financials and Consumer Discretionary sectors delivered the best returns.

PORTFOLIO REVIEW/CURRENT POSITIONING

As of December 31, 2012, the Portfolio invested approximately 60% of its assets in equities and 40% in bonds. Overall, the year was one of divergences, as regional policy actions continued to drive returns over fundamentals. The search for ever-decreasing yields remains a formidable force across the asset-class universe and macroeconomics remain important.

The equity portion of the Portfolio modestly trailed the Russell 1000 Index during the 12-month period. Negative stock selection in the Consumer Staples, Information Technology (IT) and Healthcare sectors accounted for the underperformance and overshadowed positive results in Materials, Energy and Utilities.

Consumer Staples was the largest detractor from performance during the 12 months, with the Food & Staples Retailing industry representing the majority of the disappointment. In particular, the Portfolio was overexposed to select grocers (Safeway and Kroger) whose shares sank amid rising competitive pressures, while it was underweight in U.S. retailing giant Wal-Mart, which outperformed for much of the year. The Portfolio was eventually moved to an overweight in Wal-Mart, which hindered returns late in the reporting period as the company’s shares pulled back on a revenue miss and a weaker-than-expected profit outlook for the all-important fourth quarter.

Within IT, the Portfolio was biased toward commodity-exposed hardware securities, which underperformed on weakness in enterprise and personal computer demand. Hewlett-Packard and Dell were notable detractors, and the Portfolio’s position in the top benchmark holding, Apple, also hurt. An underweight in Apple early in the period detracted as the stock rallied strongly, while an overweight was negative in the second half of the reporting period, when the shares fell on a profit miss and weaker-than-expected earnings forecast for the holiday shopping season.

Weakness in Healthcare was most notable in the Providers & Services industry, specifically managed care companies (Humana and Aetna). HMOs lagged as rising medical cost trends and pressure from the healthcare overhaul threatens to keep a lid on earnings in the near term.

On the positive side, stock selection proved advantageous in the Materials sector, where the Chemicals industry was a standout. The Portfolio was overweight in a key fertilizer holding, CF Industries, whose profit margins (and, hence, its share price) soared thanks to a combination of lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. An overweight in containerboard manufacturers also aided returns. The Portfolio’s largest holdings in the industry (Packaging Corp. of America and International Paper) surged as recent industry consolidation has improved competitive conditions and increased pricing power, allowing for a successful $50/ton price hike.

Within Energy, an overweight in select U.S. oil refiners benefited the Portfolio significantly, as the companies enjoyed strong performance on dramatically improved refining margins (thanks to favorable commodity price spreads) and a continued buildup of cash that can be used to create value for shareholders in the form of dividends and/or stock buybacks. Marathon Petroleum and HollyFrontier were among the standouts.

An underweight position in the Utilities sector (especially traditional regulated utilities) also proved advantageous. Utilities trailed other sectors over the period as investors moved out of the defensive group

MSF-1

Metropolitan Series Fund

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

in order to take advantage of the broader market turnaround. Additionally, lofty valuations and the prospect of higher taxes on dividends lessened the appeal of the higher-yielding group.

Equities continue to offer compelling value, in our view, especially relative to bonds. In the existing environment of slow (but sustained) economic growth, we believe the best investment opportunities lie with companies possessing the following characteristics: strong and consistent free cash flows, an ability to maintain or improve their margins, and/or the ability to innovate and grow their businesses. We do not believe any one group or sector has a monopoly on these attributes. Accordingly, we are looking across the market to identify stock-specific investments to emphasize the view within the strategy.

At period end, the Portfolio’s largest sector overweight relative to the Russell 1000 Index was IT, followed by Financials and Energy, and the most significant underweights were Utilities and Consumer Staples.

The fixed income portion of the Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index for most of the period. The overall impact of duration and yield curve positioning on performance for the 12-month period was positive, although they hurt performance during certain months of the year.

Throughout the 12-month period, the fixed income portion of the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in government-owned/government-related sectors. The Portfolio benefited from exposure to high-quality securitized sectors such as Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS). The shrinking universe of high-quality product, combined with investor demand for yield, ensured that the ABS and CMBS sectors continued to perform well. We added agency residential mortgage-backed securities (MBS) positions prior to the Federal Reserve’s (Fed’s) announcement of a third round of quantitative easing (QE3), which benefited the Portfolio’s performance due to the subsequent spread compression in the sector. Portfolio positions in non-agency residential MBS also contributed positively to performance. Finally, the Portfolio benefited from its allocation to investment grade credit and its exposures outside of the benchmark index in high yield credit, emerging markets and non-U.S. sovereign debt.

On the negative side, slight detractors from Portfolio performance included exposure to U.S. agency securities and security selection in U.S. Treasuries and non-corporate sovereign agency securities.

At the end of the period, the fixed income portion of the Portfolio was overweight relative to the benchmark index in CMBS, ABS, and agency MBS, with out-of-benchmark allocations to high yield bonds, non-U.S. sovereigns and non-agency residential MBS. The Portfolio was underweight in investment grade credit, agency debentures and U.S. Treasuries.

The fixed income portion of the Portfolio ended the period with duration slightly higher than that of the benchmark index.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias for most of the year. In addition, the Portfolio held a yield curve flattening bias expressed by a combination of long-dated Treasury securities and short intermediate Treasury futures. The net effect of the Portfolio’s duration and yield curve positioning was a positive to performance.

Chris Leavy

Peter Stournaras

Rick Rieder

Bob Miller

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	12.38	2.44	5.94	—
Class B	12.11	2.19	—	4.19
Class E	12.18	2.30	5.78	—
Russell 1000 Index	16.42	1.92	7.52	—
Barclays U.S. Aggregate Bond Index	4.21	5.95	5.18	—

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Equity Holdings

% of Net Assets
Apple, Inc.	2.4
Exxon Mobil Corp.	2.2
Google, Inc. (Class A)	2.2
JPMorgan Chase & Co.	2.1
Citigroup, Inc.	1.8

Top Fixed Income Issues

% of Net Assets
Fannie Mae 30 Yr. Pool	7.6
U.S. Treasury Notes	5.2
U.S. Treasury Bonds	3.0
Fannie Mae 30 Yr. TBA	2.2
Freddie Mac 30 Yr. TBA	2.2

Top Equity Sectors

% of Net Assets
Information Technology	13.9
Financials	10.9
Health Care	7.5
Energy	7.0
Consumer Discretionary	6.7

Top Fixed Income Sectors

% of Net Assets
Agency Sponsored Mortgage-Backed	19.9
Corporates	12.2
U.S. Treasuries	8.4
Asset Backed	5.4
Commercial Mortgage-Backed	4.0

MSF-3

Metropolitan Series Fund

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.52%	$1,000.00	$1,058.60	$2.69
	Hypothetical*	0.52%	$1,000.00	$1,022.49	$2.64

Class B	Actual	0.77%	$1,000.00	$1,057.00	$3.98
	Hypothetical*	0.77%	$1,000.00	$1,021.22	$3.91

Class E	Actual	0.67%	$1,000.00	$1,057.50	$3.47
	Hypothetical*	0.67%	$1,000.00	$1,021.73	$3.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—59.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.7%
Raytheon Co.	140,675	$8,097,253

Airlines—1.3%
Delta Air Lines, Inc. (a)	634,100	7,526,767
United Continental Holdings, Inc. (a) (b)	375,298	8,774,467

		16,301,234

Auto Components—0.5%
TRW Automotive Holdings Corp. (a)	114,498	6,138,238

Automobiles—0.1%
Thor Industries, Inc. (b)	22,175	830,010

Beverages—1.1%
The Coca-Cola Co.	391,700	14,199,125

Capital Markets—1.8%
State Street Corp.	48,282	2,269,737
The Goldman Sachs Group, Inc.	153,832	19,622,810

		21,892,547

Chemicals—0.2%
PPG Industries, Inc.	14,775	1,999,796

Commercial Banks—1.7%
SunTrust Banks, Inc.	82,477	2,338,223
U.S. Bancorp	572,975	18,300,821

		20,639,044

Commercial Services & Supplies—0.4%
Tyco International, Ltd.	153,075	4,477,444

Computers & Peripherals—3.6%
Apple, Inc.	55,750	29,716,423
EMC Corp. (a)	414,400	10,484,320
Western Digital Corp. (a)	110,125	4,679,211

		44,879,954

Construction & Engineering—0.7%
KBR, Inc.	273,600	8,186,112

Consumer Finance—0.7%
Discover Financial Services	224,475	8,653,511

Containers & Packaging—1.2%
Packaging Corp. of America	213,645	8,218,923
Rock-Tenn Co.	96,598	6,753,166

		14,972,089

Diversified Financial Services—4.2%
Citigroup, Inc.	564,573	22,334,508
JPMorgan Chase & Co.	578,683	25,444,691
Moody’s Corp.	90,975	4,577,862

		52,357,061

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	236,900	$10,250,663

Electronic Equipment, Instruments & Components—0.4%
Avnet, Inc. (a)	148,800	4,554,768

Energy Equipment & Services—0.3%
Oceaneering International, Inc.	76,900	4,136,451

Food & Staples Retailing—2.7%
CVS Caremark Corp.	334,275	16,162,196
Wal-Mart Stores, Inc.	251,100	17,132,553

		33,294,749

Health Care Providers & Services—1.5%
McKesson Corp.	93,400	9,056,064
UnitedHealth Group, Inc.	179,950	9,760,488

		18,816,552

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.	63,000	1,448,370

Industrial Conglomerates—1.8%
3M Co.	202,200	18,774,270
General Electric Co.	195,450	4,102,496

		22,876,766

Insurance—2.4%
American Financial Group, Inc.	44,775	1,769,508
American International Group, Inc. (a)	264,300	9,329,790
The Chubb Corp.	113,575	8,554,469
The Travelers Cos., Inc.	140,350	10,079,937

		29,733,704

Internet Software & Services—2.1%
Google, Inc. (Class A) (a)	37,650	26,707,781

IT Services—3.2%
Alliance Data Systems Corp. (a) (b)	40,100	5,804,876
International Business Machines Corp.	39,375	7,542,281
MasterCard, Inc.	37,050	18,201,924
Teradata Corp. (a)	131,500	8,138,535

		39,687,616

Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	223,800	9,162,372

Machinery—1.1%
Cummins, Inc.	46,850	5,076,198
Ingersoll-Rand plc	188,600	9,045,256

		14,121,454

Media—4.5%
Comcast Corp. (Class A)	551,800	20,626,284
News Corp. (Class A)	701,375	17,913,118

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
Time Warner Cable, Inc.	173,765	$16,888,220

		55,427,622

Metals & Mining—0.3%
Alcoa, Inc.	449,100	3,898,188

Multiline Retail—0.4%
Nordstrom, Inc.	91,425	4,891,238

Oil, Gas & Consumable Fuels—6.6%
Chevron Corp.	165,175	17,862,024
Exxon Mobil Corp.	321,275	27,806,351
Marathon Oil Corp.	266,725	8,177,789
Marathon Petroleum Corp.	208,725	13,149,675
Suncor Energy, Inc.	469,840	15,495,323

		82,491,162

Paper & Forest Products—0.9%
International Paper Co.	290,425	11,570,532

Pharmaceuticals—5.3%
Abbott Laboratories	193,575	12,679,163
Eli Lilly & Co.	140,375	6,923,295
Forest Laboratories, Inc. (a)	219,500	7,752,740
Johnson & Johnson	33,750	2,365,875
Merck & Co., Inc.	351,975	14,409,856
Pfizer, Inc.	859,425	21,554,379

		65,685,308

Semiconductors & Semiconductor Equipment—1.0%
KLA-Tencor Corp.	253,225	12,094,026

Software—3.6%
Activision Blizzard, Inc. (b)	704,300	7,479,666
CA, Inc.	199,375	4,382,262
Microsoft Corp.	651,775	17,421,946
Oracle Corp.	451,500	15,043,980

		44,327,854

Specialty Retail—0.5%
PetSmart, Inc.	87,650	5,990,001

Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc.	191,400	9,876,240

Tobacco—0.6%
Philip Morris International, Inc.	83,775	7,006,941

Total Common Stock (Identified Cost $655,806,525)		741,673,776

U.S. Treasury & Government Agencies—29.0%
Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—19.9%
Fannie Mae 15 Yr. 2.500%, TBA	$2,000,000	$2,091,250
3.000%, TBA	4,700,000	4,960,703
4.500%, TBA	1,900,000	2,043,687
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	300,000	315,109
3.500%, 01/01/27	1,572,457	1,676,829
3.500%, 02/01/27	1,386,274	1,471,428
3.500%, 04/01/27	1,609,299	1,719,720
3.500%, 06/01/27	2,926,985	3,127,820
4.000%, 02/01/25	1,727,655	1,850,516
4.000%, 09/01/25	497,371	532,741
4.000%, 10/01/25	881,827	944,538
4.000%, 01/01/26	256,190	274,409
4.000%, 07/01/26	737,743	790,438
4.000%, 08/01/26	386,389	413,988
4.500%, 02/01/25	360,980	389,528
4.500%, 04/01/25	49,823	53,763
4.500%, 07/01/25	264,193	285,087
4.500%, 06/01/26	5,532,875	5,954,007
Fannie Mae 20 Yr. Pool 3.000%, 11/01/32	2,288,717	2,408,983
3.000%, 12/01/32	2,396,041	2,521,947
3.000%, 01/01/33	1,500,000	1,576,561
Fannie Mae 30 Yr. 3.000%, TBA	760,000	796,338
3.500%, TBA	2,000,000	2,132,266
4.000%, TBA	10,900,000	11,683,437
5.500%, TBA	11,600,000	12,607,749
Fannie Mae 30 Yr. Pool 3.500%, 10/01/42	5,536,112	5,919,112
3.500%, 12/01/42	6,487,299	6,936,103
4.000%, 12/01/40	546,384	586,302
4.000%, 01/01/41	572,599	614,432
4.000%, 02/01/41	1,667,869	1,789,721
4.000%, 03/01/41	1,379,315	1,480,399
4.000%, 01/01/42	166,759	178,994
4.000%, 03/01/42	2,569,599	2,758,133
4.000%, 05/01/42	1,219,403	1,308,872
4.000%, 06/01/42	3,828,269	4,154,614
4.000%, 09/01/42	5,692,740	6,178,024
4.000%, 10/01/42	3,455,818	3,750,413
4.500%, 11/01/40	4,564,216	4,946,193
4.500%, 05/01/41 (c)	16,600,638	17,989,939
4.500%, 03/01/42	2,700,000	2,941,149
5.000%, 09/01/33	610,268	664,886
5.000%, 03/01/34	3,744,951	4,072,484
5.000%, 07/01/34	2,936,808	3,197,932
5.000%, 08/01/34	495,735	541,155
5.000%, 02/01/35	859,121	940,961
5.000%, 03/01/35	957,304	1,043,998
5.000%, 05/01/35	86,533	94,175
5.000%, 06/01/35	608,790	664,412
5.000%, 07/01/35	2,729,567	2,977,922
5.000%, 10/01/35	1,394,631	1,519,448

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 12/01/35	$373,292	$406,701
5.500%, 08/01/28	35,070	38,455
5.500%, 04/01/33	212,660	233,720
5.500%, 09/01/34	1,107,704	1,211,860
5.500%, 08/01/37	1,316,232	1,446,578
6.000%, 03/01/28	14,741	16,412
6.000%, 05/01/28	33,331	37,241
6.000%, 06/01/28	2,727	3,047
6.000%, 02/01/34	775,605	866,349
6.000%, 08/01/34	436,737	487,834
6.000%, 04/01/35	3,538,851	3,952,890
6.000%, 02/01/38	504,377	555,830
6.000%, 03/01/38	151,139	168,775
6.000%, 04/01/38	90,085	98,626
6.000%, 05/01/38	438,897	489,040
6.000%, 10/01/38	649,136	711,874
6.000%, 12/01/38	166,707	182,512
6.000%, 09/01/39	267,926	293,328
6.000%, 04/01/40	1,234,337	1,351,365
6.000%, 10/01/40	112,095	122,722
6.500%, 05/01/40	3,816,153	4,284,496
Fannie Mae ARM Pool 2.999%, 03/01/41 (d)	374,435	391,755
3.143%, 03/01/41 (d)	512,098	535,688
3.286%, 12/01/40 (d)	716,841	759,859
3.332%, 06/01/41 (d)	809,754	855,475
3.498%, 09/01/41 (d)	558,958	590,188
Fannie Mae REMICS (CMO) 4.000%, 08/25/19	1,101,606	1,158,973
FHLMC Multifamily Structured Pass-Through Certificates (CMO) 1.316%, 08/25/22 (d) (e)	3,940,000	389,229
1.516%, 06/25/22 (d) (e)	1,974,153	219,461
1.560%, 12/25/18 (d) (e)	3,263,565	258,073
1.750%, 03/25/22 (d) (e)	1,530,579	191,149
1.785%, 05/25/19 (d) (e)	2,546,242	242,825
2.873%, 12/25/21	1,975,000	2,094,489
3.974%, 01/25/21 (d)	1,400,000	1,603,690
Freddie Mac 30 Yr. 3.500%, TBA	7,800,000	8,294,203
4.000%, TBA	5,700,000	6,084,750
4.500%, TBA	11,800,000	12,661,032
Freddie Mac 30 Yr. Gold Pool 3.500%, 11/01/42	3,594,041	3,832,717
4.500%, 10/01/41	5,857,006	6,285,106
5.000%, 03/01/38	4,332,577	4,666,177
5.500%, 07/01/33	626,007	681,936
Freddie Mac ARM Non-Gold Pool 3.020%, 02/01/41 (d)	662,157	694,141
Freddie Mac Multi-Family Mortgage Trust (CMO) (144A) 3.740%, 04/25/45 (d)	500,000	479,354
4.023%, 11/25/44 (d)	215,000	210,481

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae (CMO) 1.012%, 02/16/53 (d) (e)	$3,425,058	$287,301
Ginnie Mae 30 Yr. 3.500%, TBA	100,000	108,648
4.000%, TBA	4,900,000	5,335,641
4.500%, TBA	2,100,000	2,299,172
5.000%, TBA	9,400,000	10,253,343
Ginnie Mae I 15 Yr. Pool 6.500%, 07/15/14	2,321	2,424
7.500%, 12/15/14	58,538	60,317
Ginnie Mae I 30 Yr. Pool 4.000%, 09/15/40	655,855	724,245
4.000%, 03/15/41	393,119	431,532
4.000%, 08/15/41	195,328	214,414
4.000%, 10/15/41	280,515	307,925
4.000%, 12/15/41	185,562	203,694
4.000%, 03/15/42	99,448	109,228
4.000%, 07/15/42	1,270,196	1,395,198
4.000%, 08/15/42	99,437	109,215
4.000%, 09/15/42	99,547	109,337
9.000%, 11/15/19	7,778	7,810
Ginnie Mae II 30 Yr. Pool 4.500%, 05/20/40	4,950,793	5,458,461
4.500%, 07/20/40	1,124,102	1,242,956
4.500%, 03/20/41	1,140,774	1,258,465
4.500%, 02/15/42	5,843,720	6,450,255

		246,382,602

Federal Agencies—0.7%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	400,000	469,922
Federal Home Loan Bank 5.500%, 07/15/36	360,000	495,334
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	1,640,000	1,901,285
Federal National Mortgage Association Zero Coupon, 10/09/19	1,615,000	1,414,832
5.125%, 01/02/14	1,205,000	1,263,784
Tennessee Valley Authority 5.250%, 09/15/39	2,390,000	3,144,561
5.980%, 04/01/36	430,000	604,298

		9,294,016

U.S. Treasury—8.4%
U.S. Treasury Bonds 2.750%, 11/15/42 (f)	39,076,000	37,647,303
U.S. Treasury Inflation Protected Bonds (TIPS) 0.750%, 02/15/42	1,699,375	1,861,214
U.S. Treasury Notes 0.250%, 11/30/14 (f)	5,228,000	5,228,204
0.375%, 11/15/15 (f) (g)	11,934,000	11,945,194
0.625%, 11/30/17 (f)	24,500,000	24,417,705
1.000%, 11/30/19 (f)	6,763,000	6,697,480

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.625%, 11/15/22 (f)	$16,523,100	$16,342,370

		104,139,470

Total U.S. Treasury & Government Agencies (Identified Cost $357,229,465)		359,816,088

Corporate Bonds & Notes—12.1%

Auto Parts & Equipment—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	335,000	368,634

Banks—2.0%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR) (b)	115,000	173,278
Bank of America Corp. 3.875%, 03/22/17	720,000	780,855
5.650%, 05/01/18	3,245,000	3,775,373
5.700%, 01/24/22	2,148,000	2,583,075
7.625%, 06/01/19	425,000	543,818
Caixa Economica Federal (144A) 2.375%, 11/06/17	430,000	426,775
3.500%, 11/07/22	285,000	288,563
Canadian Imperial Bank of Commerce (144A) 2.600%, 07/02/15	680,000	714,544
Capital One Capital VI 8.875%, 05/15/40	960,000	960,000
Citigroup, Inc. 4.450%, 01/10/17	280,000	310,184
4.587%, 12/15/15	2,915,000	3,182,451
Commerzbank AG 6.375%, 03/22/19 (EUR)	300,000	419,059
Eksportfinans ASA 5.500%, 05/25/16 (b)	530,000	551,696
Fifth Third Capital Trust IV 6.500%, 04/15/67 (d)	695,000	695,000
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (d)	1,900,000	1,973,625
HSBC Bank plc (144A) 3.100%, 05/24/16	1,035,000	1,094,275
JPMorgan Chase & Co. 3.150%, 07/05/16	1,127,000	1,194,000
3.250%, 09/23/22	927,000	954,607
KFW 1.375%, 07/15/13	845,000	849,948
Landsbanki Islands Hf (144A) 6.100%, 12/31/49 (h)	320,000	19,200
Sberbank of Russia 6.125%, 02/07/22	438,000	500,415
State Street Capital Trust IV 1.308%, 06/01/77 (d)	90,000	70,000
The Goldman Sachs Group, Inc. 5.750%, 01/24/22 (b)	2,242,000	2,650,519

		24,711,260

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	$410,000	$412,567
Heineken NV (144A) 1.400%, 10/01/17	160,000	159,517
2.750%, 04/01/23	965,000	947,520
Pernod-Ricard S.A. (144A) 4.450%, 01/15/22	1,431,000	1,582,653

		3,102,257

Biotechnology—0.1%
Life Technologies Corp. 6.000%, 03/01/20	650,000	770,374

Coal—0.1%
CONSOL Energy, Inc. 8.250%, 04/01/20	93,000	100,673
Peabody Energy Corp. 6.250%, 11/15/21	610,000	648,125

		748,798

Commercial Services—0.1%
UR Merger Sub Corp. (144A) 7.625%, 04/15/22	1,097,800	1,226,791

Containers & Packaging—0.1%
Rock-Tenn Co. (144A) 4.000%, 03/01/23	751,000	762,934

Diversified Financial Services—0.7%
Discover Financial Services (144A) 3.850%, 11/21/22	800,000	825,499
Ford Motor Credit Co., LLC 4.250%, 09/20/22	680,000	719,022
5.000%, 05/15/18	404,000	445,788
6.625%, 08/15/17	390,000	455,702
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (h)	325,000	33
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (h)	1,770,000	177
6.750%, 12/28/17 (h)	2,505,000	251
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	440,000	511,253
SLM Corp. 6.250%, 01/25/16	896,000	974,400
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (d)	740,000	775,595
Tiers Trust (144A) 2.062%, 05/12/14 (d)	2,838,000	2,845,095
ZFS Finance USA Trust V (144A) 6.500%, 05/09/67 (d)	500,000	533,125

		8,085,940

Electric—1.4%
Alabama Power Co. 3.950%, 06/01/21	680,000	760,054

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Electric—(Continued)
Dominion Resources, Inc. 1.950%, 08/15/16	$880,000	$904,359
Duke Energy Carolinas, LLC 4.250%, 12/15/41	515,000	539,310
Energy Future Intermediate Holding Co., LLC 10.000%, 12/01/20	2,590,000	2,920,225
Florida Power & Light Co. 5.950%, 02/01/38	525,000	698,835
Georgia Power Co. 3.000%, 04/15/16	1,095,000	1,170,473
Hydro-Quebec 8.050%, 07/07/24 (d)	2,850,000	4,191,116
8.400%, 01/15/22	1,010,000	1,449,100
Jersey Central Power & Light Co. 7.350%, 02/01/19 (b)	330,000	421,515
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,389,042
6.500%, 09/15/37	725,000	962,959
Southern California Edison Co. 5.950%, 02/01/38	475,000	623,126
The Cleveland Electric Illuminating Co. 5.950%, 12/15/36	328,000	373,007
8.875%, 11/15/18	181,000	241,070
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15	345,000	362,414

		17,006,605

Food—0.3%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	933,000	995,853
5.000%, 06/04/42	527,000	592,611
Mondelez International, Inc. 6.500%, 08/11/17	960,000	1,172,527
6.500%, 02/09/40	454,000	609,881

		3,370,872

Healthcare Products—0.2%
Boston Scientific Corp. 6.250%, 11/15/15 (d)	1,774,000	1,998,810

Healthcare Services—0.2%
Coventry Health Care, Inc. 5.450%, 06/15/21	569,000	676,288
HCA, Inc. 7.250%, 09/15/20	520,000	575,900
Tenet Healthcare Corp. 6.250%, 11/01/18 (b)	690,000	757,275
8.875%, 07/01/19	225,000	252,000
UnitedHealth Group, Inc. 3.375%, 11/15/21	230,000	245,035
WellPoint, Inc. 3.300%, 01/15/23	375,000	384,752

		2,891,250

Household Products—0.1%
Reynolds Group Issuer, Inc. 6.875%, 02/15/21 (d)	$625,000	$673,438
7.875%, 08/15/19	715,000	795,437

		1,468,875

Insurance—1.1%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (d)	800,000	1,207,729
American International Group, Inc. 3.800%, 03/22/17	1,170,000	1,266,331
4.875%, 06/01/22	1,701,000	1,941,897
5.450%, 05/18/17	505,000	580,000
8.175%, 05/15/68 (d)	360,000	468,900
AXA S.A. 5.250%, 04/16/40 (EUR) (d)	550,000	758,027
Lincoln National Corp. 7.000%, 06/15/40	230,000	299,355
Manulife Financial Corp. 3.400%, 09/17/15	1,570,000	1,650,874
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (d)	500,000	789,040
Prudential Financial, Inc. 4.750%, 09/17/15	1,870,000	2,049,795
5.375%, 06/21/20 (b)	770,000	900,152
5.875%, 09/15/42	1,081,000	1,135,050
XL Group plc 6.500%, 12/29/49 (b) (d)	425,000	397,375

		13,444,525

Media—1.1%
CBS Corp. 4.625%, 05/15/18	215,000	241,645
5.750%, 04/15/20	340,000	407,239
8.875%, 05/15/19	380,000	512,529
CC Holdings GS V, LLC (144A) 3.849%, 04/15/23	519,000	527,984
Comcast Corp. 4.650%, 07/15/42	947,000	998,198
5.875%, 02/15/18	205,000	247,035
COX Communications, Inc. (144A) 3.250%, 12/15/22	98,000	101,063
4.700%, 12/15/42	32,000	32,652
8.375%, 03/01/39	1,510,000	2,317,319
NBCUniversal Media, LLC 2.875%, 01/15/23 (d)	1,491,000	1,497,344
4.375%, 04/01/21	1,090,000	1,224,443
5.150%, 04/30/20	946,000	1,121,440
TCI Communications, Inc. 7.875%, 02/15/26	1,159,000	1,629,042
Time Warner Cable, Inc. 4.000%, 09/01/21	683,000	749,705
4.500%, 09/15/42	1,492,000	1,455,069
5.500%, 09/01/41 (d)	445,000	495,136

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Media—(Continued)
Time Warner, Inc. 4.700%, 01/15/21	$270,000	$307,382

		13,865,225

Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22	171,000	169,594
Novelis, Inc. 8.750%, 12/15/20	1,095,000	1,220,925

		1,390,519

Miscellaneous Manufacturing—0.1%
General Electric Co. 2.700%, 10/09/22	570,000	581,005
4.125%, 10/09/42	348,000	357,969

		938,974

Oil & Gas—1.7%
Anadarko Petroleum Corp. 5.950%, 09/15/16	1,363,000	1,568,992
EOG Resources, Inc. 2.625%, 03/15/23	635,000	639,468
Laredo Petroleum, Inc. 7.375%, 05/01/22	440,000	477,400
Linn Energy, LLC (144A) 6.250%, 11/01/19	910,000	914,550
MEG Energy Corp. (144A) 6.375%, 01/30/23	235,000	244,987
6.500%, 03/15/21	1,360,000	1,431,400
Murphy Oil Corp. 2.500%, 12/01/17	395,000	397,436
3.700%, 12/01/22 (b)	761,000	758,104
4.000%, 06/01/22	171,000	172,360
Nexen, Inc. 5.875%, 03/10/35	30,000	37,085
6.400%, 05/15/37	310,000	400,769
7.500%, 07/30/39	825,000	1,194,047
Novatek OAO (144A) 4.422%, 12/13/22	355,000	357,219
Petrobras International Finance Co. 3.875%, 01/27/16	1,835,000	1,935,931
5.750%, 01/20/20	1,855,000	2,111,650
Pride International, Inc. 6.875%, 08/15/20	320,000	404,707
Range Resources Corp. 5.750%, 06/01/21	155,000	165,850
7.250%, 05/01/18	1,705,000	1,790,250
Rosneft Oil Co. (144A) 4.199%, 03/06/22	290,000	295,075
Transocean, Inc. 2.500%, 10/15/17	1,070,000	1,081,256
3.800%, 10/15/22	472,000	483,768
5.050%, 12/15/16	1,200,000	1,336,106
6.000%, 03/15/18	2,053,000	2,381,047

Oil & Gas—(Continued)
Valero Energy Corp. 6.625%, 06/15/37	$305,000	$375,773

		20,955,230

Paper & Forest Products—0.2%
Fibria Overseas Finance, Ltd. 6.750%, 03/03/21	150,000	166,125
International Paper Co. 4.750%, 02/15/22 (b)	1,890,000	2,138,603
6.000%, 11/15/41	505,000	597,986

		2,902,714

Pharmaceuticals—0.2%
AbbVie, Inc. (144A) 2.000%, 11/06/18	730,000	739,435
2.900%, 11/06/22	210,000	213,860
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	799,000	808,235
3.650%, 11/10/21	290,000	310,367
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	700,000	749,163

		2,821,060

Pipelines—0.6%
Energy Transfer Partners, L.P. 6.500%, 02/01/42	1,463,000	1,791,205
Enterprise Products Operating, LLC 6.300%, 09/15/17	1,315,000	1,590,665
Kinder Morgan Energy Partners, L.P. 3.450%, 02/15/23	954,000	982,525
5.950%, 02/15/18	775,000	927,917
The Williams Cos., Inc. 3.700%, 01/15/23	170,000	171,471
7.875%, 09/01/21	456,000	587,487
Western Gas Partners, L.P. 4.000%, 07/01/22	385,000	405,209
5.375%, 06/01/21	1,368,000	1,564,157

		8,020,636

Real Estate—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19	847,000	923,230

Real Estate Investment Trusts—0.1%
Ventas Realty, L.P. 4.750%, 06/01/21	415,000	453,835
Vornado Realty, L.P. 5.000%, 01/15/22	1,165,000	1,285,463

		1,739,298

Retail—0.2%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	277,000	325,479

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Retail—(Continued)
Macy’s Retail Holdings, Inc. 7.450%, 07/15/17	$1,171,000	$1,443,629
QVC, Inc. (144A) 7.500%, 10/01/19	590,000	650,958

		2,420,066

Software—0.0%
First Data Corp. (144A) 7.375%, 06/15/19	280,000	289,800
8.250%, 01/15/21	79,000	79,000

		368,800

Telecommunications—1.0%
America Movil SAB de C.V. 2.375%, 09/08/16	1,140,000	1,184,897
3.125%, 07/16/22	490,000	498,060
4.375%, 07/16/42	411,000	427,082
AT&T, Inc. 2.625%, 12/01/22	625,000	626,028
Cricket Communications, Inc. 7.750%, 05/15/16	621,000	657,484
Crown Castle Towers, LLC (144A) 6.113%, 01/15/40	2,265,000	2,728,154
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19 (b)	611,000	656,825
Level 3 Financing, Inc. 8.125%, 07/01/19	581,000	633,290
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (b)	42,000	45,465
SBA Tower Trust (144A) 5.101%, 04/15/42	560,000	631,440
Sprint Capital Corp. 6.875%, 11/15/28	240,000	249,600
Sprint Nextel Corp. (144A) 9.000%, 11/15/18	1,470,000	1,815,450
Verizon Communications, Inc. 6.100%, 04/15/18	474,000	582,824
6.400%, 02/15/38	580,000	785,245
VimpelCom Holdings BV 7.504%, 03/01/22 (d)	200,000	229,250
Virgin Media Secured Finance plc 6.500%, 01/15/18	690,000	742,613

		12,493,707

Transportation—0.1%
Burlington Northern Santa Fe, LLC 3.050%, 09/01/22	170,000	175,688
DP World Sukuk, Ltd. 6.250%, 07/02/17	530,000	595,587

		771,275

Total Corporate Bonds & Notes (Identified Cost $145,086,261)		149,568,659

Asset-Backed Securities—5.4%
Security Description	Principal Amount	Value*

Asset Backed - Automobile—2.5%
AmeriCredit Automobile Receivables Trust 1.310%, 11/08/17	$265,000	$266,086
1.690%, 06/08/18 (d)	485,000	484,729
1.930%, 08/08/18	415,000	421,085
2.350%, 12/10/18 (d)	560,000	559,529
2.420%, 05/08/18	440,000	456,425
2.640%, 10/10/17	430,000	441,814
2.680%, 10/09/18	155,000	156,631
3.030%, 07/09/18	290,000	296,759
3.380%, 04/09/18	600,000	621,022
3.440%, 10/08/17 (d)	565,000	596,846
CarMax Auto Owner Trust 1.760%, 08/15/17	270,000	276,232
2.200%, 10/16/17	165,000	168,989
3.090%, 08/15/18	205,000	210,181
Chesapeake Funding, LLC (144A) 1.813%, 11/07/23 (d)	390,000	390,909
2.213%, 11/07/23 (d)	255,000	255,591
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	514,443	514,530
DT Auto Owner Trust (144A) 2.260%, 10/16/17 (d)	480,000	480,910
3.380%, 10/16/17 (d)	280,000	280,779
4.030%, 02/15/17	355,000	359,101
4.940%, 07/16/18	565,000	572,702
Ford Credit Floorplan Master Owner Trust 1.390%, 09/15/16	305,000	306,197
1.709%, 01/15/16 (d)	620,000	623,249
2.090%, 09/15/16	535,000	535,332
2.309%, 01/15/16 (d)	580,000	584,551
2.370%, 09/15/15	530,000	534,511
2.860%, 09/15/15	365,000	365,782
2.860%, 01/15/19 (d)	139,000	143,989
3.500%, 01/15/19 (d)	265,000	274,343
Ford Credit Floorplan Master Owner Trust (144A) 2.070%, 09/15/15	415,000	417,658
2.410%, 09/15/15	220,000	221,392
Hyundai Auto Receivables Trust 2.610%, 05/15/18	360,000	364,635
Santander Consumer Acquired Receivables Trust (144A) 1.660%, 08/15/16	64,454	64,995
2.010%, 08/15/16	460,046	462,286
3.190%, 10/15/15	785,000	804,673
Santander Drive Auto Receivables Trust 1.330%, 05/15/17	510,000	509,908
1.560%, 08/15/18	730,000	733,131
1.940%, 12/15/16 (d)	1,115,000	1,128,819
1.940%, 03/15/18 (d)	350,000	349,850
2.700%, 08/15/18	350,000	361,665
2.720%, 05/16/16 (d)	330,000	338,434
2.940%, 12/15/17 (d)	520,000	537,715
3.010%, 04/16/18 (d)	1,520,000	1,567,398
3.200%, 02/15/18 (d)	1,175,000	1,212,560
3.300%, 09/17/18	300,000	309,061
3.500%, 06/15/18 (d)	700,000	728,098
3.640%, 05/15/18 (d)	1,250,000	1,298,889

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Asset Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust 3.780%, 11/15/17 (d)	$445,000	$465,268
3.870%, 02/15/18 (d)	735,000	770,757
3.890%, 07/17/17	1,265,000	1,308,157
4.010%, 02/15/17	1,200,000	1,253,447
Santander Drive Auto Receivables Trust (144A) 1.210%, 10/16/17 (d)	1,260,000	1,260,182
1.480%, 05/15/17	297,643	298,536
1.780%, 11/15/18 (d)	2,360,000	2,359,461
2.460%, 12/17/18 (d)	1,040,000	1,039,711

		31,345,490

Asset Backed - Credit Card—0.2%
World Financial Network Credit Card Master Trust 2.150%, 04/17/23 (d)	1,570,000	1,594,178
2.230%, 08/15/22	1,270,000	1,303,217

		2,897,395

Asset Backed - Home Equity—0.1%
Home Equity Asset Trust 0.320%, 07/25/37 (d)	87,513	86,690
Morgan Stanley Home Equity Loan Trust 0.530%, 09/25/35 (d)	352,704	325,835
RASC Trust 6.349%, 03/25/32	106,762	101,474

		513,999

Asset Backed - Other—1.7%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	918,546	968,780
4.070%, 01/15/48	396,701	426,971
5.560%, 07/15/59	1,526,203	1,740,190
AH Mortgage Advance Co., Ltd. (144A) 2.980%, 03/13/43 (d)	815,000	818,493
AH Mortgage Servicer Advance Revolving Trust (144A) 2.230%, 05/10/43 (d)	495,000	495,347
Alm Loan Funding (144A) 1.701%, 10/19/24 (d)	1,410,000	1,409,955
Ares CLO, Ltd. (144A) 3.428%, 10/12/23 (d)	415,000	417,951
Carlyle Global Market Strategies (144A) 1.702%, 01/20/25 (d)	1,935,000	1,934,986
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (d)	201,073	205,848
Countrywide Asset-Backed Certificates 0.880%, 07/25/34 (d)	212,542	192,976
5.071%, 04/25/35 (d)	546,757	212,394
Countrywide Asset-Backed Certificates (144A) 0.660%, 03/25/47 (d)	411,275	221,202
CT CDO IV, Ltd. (144A) 0.521%, 10/20/43 (d)	728,081	669,747

Asset Backed - Other—(Continued)
Finance America Mortgage Loan Trust 1.260%, 09/25/33 (d)	$162,089	$146,604
Fremont Home Loan Trust 1.260%, 12/25/33 (d)	156,979	145,155
GMAC Mortgage Corp. Loan Trust 0.450%, 10/25/34 (d)	277,389	221,969
Greenpoint Mortgage Funding Trust 0.810%, 09/25/34 (d)	65,716	64,548
HLSS Servicer Advance Receivables Backed Notes (144A) 1.340%, 10/15/43	220,000	220,550
1.990%, 10/15/45	265,000	268,809
ING Investment Management Co. (144A) 1.769%, 10/15/22 (d)	1,845,000	1,850,506
1.968%, 10/15/22 (d)	1,030,000	1,037,119
KKR Financial CL 2007-A Corp. (144A) 1.090%, 10/15/17 (d)	1,357,735	1,351,046
Knollwood CDO, Ltd. (144A) 3.551%, 01/10/39 (d)	520,273	5
Long Beach Mortgage Loan Trust 1.860%, 02/25/34 (d)	191,589	158,841
Northwoods Capital Corp. (144A) 1.791%, 01/18/24 (d)	615,000	614,996
2.621%, 01/18/24 (d)	580,000	570,085
OZLM Funding, Ltd. (144A) 2.208%, 10/30/23 (d)	1,070,000	1,074,003
PFS Financing Corp. (144A) 1.409%, 02/15/16 (d)	620,000	625,081
Structured Asset Securities Corp. 0.460%, 11/25/37 (d)	74,417	71,073
Vibrant CLO, Ltd. A1 2012-1 (144A) 1.660%, 07/17/24 (i)	1,920,000	1,920,000
Vibrant CLO, Ltd. A2 2012-1 (144A) 2.560%, 07/17/24 (i)	500,000	489,500

		20,544,730

Asset Backed - Student Loan—0.9%
Nelnet Student Loan Trust 0.422%, 08/23/27 (d)	695,000	662,042
1.962%, 11/25/24 (d)	796,000	834,846
Scholar Funding Trust (144A) 1.213%, 10/28/43 (d)	542,831	542,163
SLM Student Loan Trust 0.508%, 06/15/21 (d)	1,180,447	1,164,761
2.015%, 07/25/23 (d)	635,000	670,181
SLM Student Loan Trust (144A) 0.959%, 10/16/23 (d)	766,139	768,940
1.309%, 08/15/23 (d)	853,546	860,712
1.609%, 08/15/25 (d)	397,326	402,682
2.090%, 06/15/45	530,000	535,611
2.950%, 02/15/46	1,810,000	1,895,443
3.330%, 10/15/46 (d)	1,550,000	1,644,327
3.480%, 10/15/30	110,000	117,357
3.740%, 02/15/29	200,000	216,802
3.830%, 01/17/45	445,000	480,626

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Asset Backed - Student Loan—(Continued)
SLM Student Loan Trust (144A) 4.540%, 10/17/44	$610,000	$681,510

		11,478,003

Total Asset-Backed Securities (Identified Cost $66,398,324)		66,779,617

Mortgage-Backed Securities—4.8%

Collateralized-Mortgage Obligation—0.8%
Countrywide Alternative Loan Trust 5.500%, 11/25/35	2,190,891	1,854,464
5.500%, 04/25/37	989,356	771,111
6.500%, 09/25/37	1,972,791	1,446,259
Countrywide Home Loan Mortgage Pass-Through Trust 0.410%, 04/25/46 (d)	590,173	391,431
0.550%, 02/25/35 (d)	336,356	291,357
Credit Suisse Mortgage Capital Certificates (144A) 4.741%, 08/27/46 (d)	1,148,975	1,004,773
4.974%, 05/27/36 (d)	1,095,801	1,039,593
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.360%, 12/25/36 (d)	798,466	587,428
Deutsche Mortgage Securities, Inc. (144A) 5.234%, 06/26/35 (d)	280,000	285,494
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,108,997	1,029,714
Indymac INDA Mortgage Loan Trust 5.404%, 09/25/36 (d)	649,042	525,226
Indymac Index Mortgage Loan Trust 0.830%, 06/25/34 (d)	56,683	51,363
2.982%, 10/25/35 (d)	194,283	151,430
JPMorgan Mortgage Trust 5.500%, 03/25/22	120,315	117,512
6.500%, 08/25/36	284,371	254,670
MASTR Adjustable Rate Mortgages Trust 4.378%, 09/25/33 (d)	264,354	254,793
MASTR Reperforming Loan Trust (144A) 5.102%, 05/25/36 (d)	321,639	306,103
WaMu Mortgage Pass-Through Certificates 5.130%, 08/25/36 (d)	242,478	224,784

		10,587,505

Commercial Mortgage-Backed Securities—4.0%
Banc of America Commercial Mortgage Trust 5.482%, 01/15/49 (d)	80,000	86,367
5.685%, 06/10/49 (d)	590,000	644,895
Banc of America Large Loan, Inc. (144A) 2.509%, 11/15/15 (d)	2,046,103	2,041,886
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.077%, 11/10/42 (d)	3,630,000	3,701,177

Commercial Mortgage-Backed Securities—(Continued)
Bayview Commercial Asset Trust (144A) 0.440%, 07/25/36 (d)	$462,394	$353,685
0.480%, 04/25/36 (d)	80,329	79,888
BB-UBS Trust (144A) 3.468%, 06/05/30 (d)	130,000	123,372
BB-UBS Trust 2012-SHOW (144A) 0.596%, 11/05/36 (d) (e)	10,235,000	634,765
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (d)	170,000	187,418
Citigroup Commercial Mortgage Trust 6.060%, 12/10/49 (d)	440,000	493,274
Cobalt CMBS Commercial Mortgage Trust 5.223%, 08/15/48	790,000	895,517
COMM 2010-RR1 Mortgage Trust (144A) 5.543%, 12/11/49 (d)	320,000	360,664
Commercial Mortgage Pass-Through Certificates 2.260%, 05/15/45 (d) (e)	6,689,877	924,835
5.311%, 12/15/39	4,000,000	4,541,540
5.347%, 12/10/46	665,000	737,435
5.467%, 09/15/39	370,000	420,068
Commercial Mortgage Pass-Through Certificates (144A) 3.400%, 10/05/30 (d)	845,000	884,789
3.936%, 05/15/38 (d)	2,305,224	2,312,167
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	125,000	128,842
DBRR Trust 5.737%, 06/17/49 (d)	510,000	597,607
DBRR Trust (144A) 0.946%, 09/25/45	2,230,670	2,229,867
FREMF Mortgage Trust (144A) 3.563%, 08/25/45 (d)	540,000	553,100
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	2,703,817	2,753,018
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	210,000	228,616
5.736%, 12/10/49	280,000	330,065
5.867%, 07/10/38 (d)	410,000	397,867
GS Mortgage Securities Corp. II 5.591%, 11/10/39	230,000	258,371
5.622%, 11/10/39	530,000	483,724
GS Mortgage Securities Corp. II (144A) 3.633%, 06/05/31	130,000	133,764
JPMorgan Chase Commercial Mortgage Securities Corp. 2.052%, 06/16/45 (d) (e)	3,136,749	362,153
5.447%, 06/12/47	432,328	447,116
5.452%, 12/12/44 (d)	650,000	706,506
5.880%, 02/12/51 (d)	925,012	1,072,533
6.125%, 02/12/51 (d)	747,169	815,010

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.524%, 07/05/32 (d)	$500,000	$531,228
5.951%, 06/15/43	1,150,000	1,374,519
LB-UBS Commercial Mortgage Trust 5.205%, 04/15/30 (d)	430,000	453,689
5.455%, 02/15/40	290,000	325,889
5.858%, 07/15/40 (d)	1,045,000	1,247,509
5.866%, 09/15/45 (d)	570,000	679,570
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	1,630,000	1,911,519
Morgan Stanley 2007-XLC 1, Ltd. 0.556%, 07/17/17 (d)	255,884	255,623
Morgan Stanley Capital I 5.575%, 04/12/49 (d)	225,000	237,880
Morgan Stanley Capital I Trust (144A) 2.696%, 03/15/45 (d) (e)	5,870,046	856,545
Morgan Stanley Capital I, Inc. (144A) 6.340%, 07/15/30	680,000	695,794
Morgan Stanley Re-REMIC Trust (144A) Zero Coupon, 07/17/56	940,000	837,869
1.000%, 03/27/51	874,258	861,238
2.000%, 07/27/49	857,955	866,534
2.500%, 03/23/51	789,477	796,977
Motel 6 Trust (144A) 2.743%, 10/05/25	390,000	393,727
RBSCF Trust (144A) 6.119%, 02/16/51 (d)	2,261,964	2,662,847
S2 Hospitality, LLC (144A) 4.500%, 04/15/25	476,010	476,719
STRIPS 2012-1, Ltd. (144A) 1.500%, 08/25/17	1,369,815	1,353,822
Wells Fargo Re-REMIC Trust (144A) 1.750%, 08/20/21	884,099	887,282
WF-RBS Commercial Mortgage Trust (144A) 1.856%, 12/15/45 (d)	6,680,000	836,289

		49,464,970

Total Mortgage-Backed Securities (Identified Cost $56,732,823)		60,052,475

Foreign Government—2.1%

Sovereign—2.1%
Argentina Government International Bond 2.500%, 12/31/38 (d)	1,665,000	597,735
Argentine Republic Government International Bond 2.500%, 12/31/38 (d)	335,000	120,265
Brazilian Government International Bond 7.125%, 01/20/37	230,000	351,900

Sovereign—(Continued)
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR)	$5,259,275	$7,294,949
Italy Buoni Poliennali Del Tesoro 4.750%, 06/01/17 (EUR)	5,770,000	8,106,183
5.250%, 08/01/17 (EUR)	1,255,000	1,801,386
Mexican Bonos 7.750%, 12/14/17 (MXN)	2,011,000	173,170
8.500%, 11/18/38 (MXN)	2,839,000	277,546
Mexico Government International Bond 5.125%, 01/15/20	1,175,000	1,404,125
5.625%, 01/15/17	475,000	551,000
6.750%, 09/27/34	215,000	309,600
Poland Government International Bond 5.125%, 04/21/21	450,000	533,700
6.375%, 07/15/19	170,000	211,943
Russian Foreign Bond-Eurobond 7.500%, 03/31/30	1,918,125	2,463,640
South Africa Government International Bond 4.665%, 01/17/24	340,000	384,200
5.500%, 03/09/20	365,000	432,525
Turkey Government International Bond 5.625%, 03/30/21	490,000	581,875
6.250%, 09/26/22	450,000	560,925
7.000%, 03/11/19	340,000	422,790

Total Foreign Government (Identified Cost $25,041,424)		26,579,457

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New York City Municipal Water Finance Authority 5.375%, 06/15/43	530,000	624,976
5.500%, 06/15/43	630,000	760,908

Total Municipal Bonds & Notes (Identified Cost $1,143,436)		1,385,884

Term Loans—0.1%

Hotels, Restaurants & Leisure—0.1%
Motel 6 Operating, L.P. 10.000%, 10/15/17	900,000	900,000

Total Term Loans (Identified Cost $900,000)		900,000

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XIII	21,099	588,662

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Preferred Stock—(Continued)

Security Description	Shares/ Notional Amount	Value*

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (a)	20,000	$35,000
Federal National Mortgage Association (Series S) (a)	20,000	33,400

		68,400

Total Preferred Stock (Identified Cost $623,916)		657,062

Options Purchased—0.1%

Call Options—0.1%
10 Year Right-to-Receive Fixed Swaption 1.50%, Expires 02/15/13 (Counterparty-JPMorgan Chase Bank)	2,700,000	1,435
USD Currency, Strike Price JPY 81.50, Expires 04/03/13 (Counterparty-Citibank N.A.)	10,030,000	605,240
USD Currency, Strike Price JPY 84, Expires 04/03/13 (Counterparty-Barclays Bank plc)	19,835,000	721,895

		1,328,570

Put Options—0.0%
20 Year Right-to-Pay Fixed Swaption 1.88%, Expires 11/27/13 (Counterparty-Deutsche Bank AG) (JPY)	430,105,000	130,309
7 Year Right-to-Pay Fixed Swaption 1.50%, Expires 02/15/13 (Counterparty-Bank of America N.A.)	10,700,000	21,814
Eurodollar Midcurve 2 Year Futures @ 99.25, Expires 09/13/13	347,500	61,681

		213,804

Total Options Purchased (Identified Cost $701,895)		1,542,374

Short Term Investments—3.5%

Mutual Funds—1.8%
State Street Navigator Securities Lending Prime Portfolio (j)	22,447,484	22,447,484

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $21,358,012 on 01/02/13, collateralized by $21,790,000 U.S. Treasury Note at 0.250% due 07/15/15 with a value of $21,790,000.	$21,358,000	21,358,000

Total Short Term Investments (Identified Cost $43,805,484)		43,805,484

Total Investments—117.1% (Identified Cost $1,353,469,553) (k)		1,452,760,876
Liabilities in excess of other assets		(211,692,509)

Net Assets 100.0%		$1,241,068,367

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $21,953,391 and the collateral received consisted of cash in the amount of $22,447,484. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	All or a portion was pledged as collateral for reverse repurchase agreements. As of December 31, 2012, the value of securities pledged was $14,082,144.
(d)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(f)	All or a portion of this security has been purchased in a Treasury Roll transaction.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $1,619,810.
(h)	Non-Income Producing; Defaulted Bond.
(i)	Security was valued in good faith under procedures approved by the Board of Trustees.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,361,053,010. The aggregate unrealized appreciation and depreciation of investments was $106,482,940 and $(14,775,074), respectively, resulting in net unrealized appreciation of $91,707,866 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $92,609,219, which is 7.5% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMICS)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or principal amount at original issue.
(EUR)—	Euro
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par Value
Credit Suisse Securities	0.390%	12/12/12	01/14/13	$13,644,000	$13,644,000

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (15 Year TBA)	$(3,700,000)	$(3,924,891)
3.500% (30 Year TBA)	(9,500,000)	(10,110,449)
4.000% (15 Year TBA)	(4,400,000)	(4,711,437)
4.000% (30 Year TBA)	(11,800,000)	(12,640,750)
4.500% (30 Year TBA)	(23,200,000)	(25,052,469)
5.000% (30 Year TBA)	(7,900,000)	(8,557,859)
6.000% (30 Year TBA)	(100,000)	(109,219)
Freddie Mac
5.500% (30 Year TBA)	(600,000)	(647,531)
Ginnie Mae
4.000% (30 Year TBA)	(3,200,000)	(3,509,500)
4.500% (30 Year TBA)	(7,200,000)	(7,882,875)

Total TBA Sale Commitments (Proceeds $77,033,469)		$(77,146,980)

Forward Foreign Currency Exchange Contracts

Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CNY 7,850,000	Standard Chartered Bank	08/19/13	USD 1,236,026	$6,896
CNY 7,875,000	Standard Chartered Bank	06/07/13	USD 1,242,604	9,119
CNY 7,875,000	HSBC Bank USA	06/07/13	USD 1,243,291	8,432
EUR 2,431,000	Citibank N.A.	01/23/13	USD 3,178,010	31,337
JPY 330,303,600	Deutsche Bank AG	02/20/13	USD 3,960,000	(146,046)
MXN 31,713,124	Royal Bank of Scotland plc	02/20/13	USD 2,480,000	(37,250)

Contracts to Deliver
AUD 320,000	Deutsche Bank AG	02/04/13	USD 332,232	715
CNY 7,850,000	Credit Suisse	08/19/13	USD 1,218,377	(24,546)
CNY 7,875,000	Standard Chartered Bank	06/07/13	USD 1,223,586	(28,136)
CNY 7,875,000	Standard Chartered Bank	06/07/13	USD 1,225,681	(26,042)
EUR 810,000	UBS AG	01/23/13	USD 1,066,180	(3,163)
EUR 850,000	Deutsche Bank AG	02/20/13	USD 1,119,233	(3,191)
EUR 900,000	Citibank N.A.	02/20/13	USD 1,178,280	(10,169)
EUR 1,130,000	UBS AG	01/23/13	USD 1,476,668	(15,130)
EUR 2,583,935	Deutsche Bank AG	01/23/13	USD 3,303,251	(107,998)
EUR 2,745,000	Deutsche Bank AG	02/20/13	USD 3,631,553	6,782
EUR 12,955,800	UBS AG	01/23/13	USD 17,016,536	(87,397)
JPY 101,502,275	Deutsche Bank AG	02/20/13	USD 1,225,000	52,972
JPY 102,067,500	UBS AG	02/20/13	USD 1,240,000	61,446
JPY 102,208,240	UBS AG	02/20/13	USD 1,240,000	59,821
JPY 103,450,749	Royal Bank of Scotland plc	02/20/13	USD 1,230,000	35,474
JPY 127,570,425	Royal Bank of Scotland plc	02/20/13	USD 1,550,000	76,968
JPY 412,214,842	UBS AG	02/20/13	USD 4,940,000	180,232

Cross Currency Contracts to Buy
CAD 386,968	Barclays Bank plc	02/04/13	AUD 375,000	280
CAD 509,110	BNP Paribas S.A.	02/20/13	MXN 6,609,007	2,244
CAD 1,227,024	Citibank N.A.	02/20/13	EUR 960,000	(35,348)
CAD 3,271,061	Deutsche Bank AG	02/20/13	AUD 3,150,000	25,699

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP 161,971	JPMorgan Chase Bank	02/04/13	AUD 250,000	$4,094
MXN 2,158,524	Citibank N.A.	02/05/13	AUD 160,000	758
MXN 16,018,752	UBS AG	02/20/13	EUR 960,000	(33,811)
MXN 22,690,547	UBS AG	02/20/13	AUD 1,685,000	4,193

Net Unrealized Appreciation				$9,235

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	03/18/13	8	USD 1,988,288	$5,712
90 Day Euro Dollar Futures	06/17/13	19	USD 4,720,354	14,209
90 Day Euro Dollar Futures	09/16/13	21	USD 5,217,508	14,380
90 Day Euro Dollar Futures	12/16/13	13	USD 3,228,911	8,902
90 Day Euro Dollar Futures	03/17/14	1	USD 248,315	672
90 Day Euro Dollar Futures	06/16/14	1	USD 248,458	416
U.S. Treasury Note 2 Year Futures	03/28/13	234	USD 51,588,699	988
U.S. Treasury Note 5 Year Futures	03/28/13	60	USD 7,464,978	(134)
U.S. Treasury Bond 30 Year Futures	03/19/13	131	USD 19,294,953	27,547

Futures Contracts—Short
90 Day Euro Dollar Futures	03/14/16	(27)	USD (6,687,727)	5,902
90 Day Euro Dollar Futures	06/13/16	(25)	USD (6,184,012)	5,887
90 Day Euro Dollar Futures	09/19/16	(25)	USD (6,174,950)	6,200
90 Day Euro Dollar Futures	12/19/16	(25)	USD (6,165,008)	6,258
German Euro Bund Futures	03/07/13	(48)	EUR (6,958,053)	(43,118)
U.S. Treasury Note 10 Year Futures	03/19/13	(309)	USD (41,180,937)	148,698
U.S. Treasury Ultra Long Bond Futures	03/19/13	(223)	USD (36,814,157)	555,751

Net Unrealized Appreciation				$758,270

Options Written

Options Written—Call	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of December 31, 2012	Unrealized Appreciation/ (Depreciation)
USD Currency, Strike Price JPY 81.50	Barclays Bank plc	04/03/13	$(10,030,000)	$(390,066)	$(605,240)	$(215,174)
USD Currency, Strike Price JPY 84.00	HSBC Bank N.A.	04/03/13	(6,335,000)	(45,929)	(230,563)	(184,634)
USD Currency, Strike Price JPY 88.00	Barclays Bank plc	04/03/13	(13,500,000)	(80,528)	(168,777)	(88,249)

Swaptions Written—Put
30 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.900%	Bank of America N.A.	02/15/13	(4,000,000)	(74,347)	(49,731)	24,616

Total Options Written				$(590,870)	$(1,054,311)	$(463,441)

Swap Agreements

Credit Default Swaps on Credit Indices—Buy Protection
Reference Obligation	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at December 31, 2012	Notional Amount	Market Value	Upfront Premium Received	Unrealized Depreciation
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank AG	5.000%	12/20/17	4.927%	USD 2,272,000	$(6,936)	$(4,260)	$(2,676)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Swap Agreements—(Continued)

Credit Default Swaps on Credit Indices—Sell Protection
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012	Notional Amount	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/16	4.304%	USD 1,248,000	$30,645	$(95,853)	$126,498
Markit CDX North America High Yield Index, Series 17, Version 2	Deutsche Bank AG	5.000%	12/20/16	4.304%	USD 3,600,000	88,397	(321,501)	409,898
Markit CDX North America High Yield Index, Series 19, Version 1	Deutsche Bank AG	5.000%	12/20/17	4.927%	USD 2,500,000	7,633	(21,875)	29,508
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	Deutsche Bank AG	0.500%	03/15/49	N/A	USD 645,000	(44,107)	(94,743)	50,636
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	Deutsche Bank AG	0.500%	02/17/51	N/A	USD 285,000	(34,725)	(43,288)	8,563

Totals					USD 8,278,000	$47,843	$(577,260)	$625,103

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium	Unrealized Appreciation/ (Depreciation)
Bank of America N.A.	6M EURIBOR	Pay	2.800%	11/10/41	EUR 1,200,000	$196,904	$0	$196,904
Deutsche Bank AG	6M EURIBOR	Receive	2.783%	11/10/41	EUR 1,200,000	(190,798)	0	(190,798)
JPMorgan Chase Bank	3M LIBOR	Receive	1.758%	06/25/22	USD 2,300,000	(7,224)	0	(7,224)

Totals						$(1,118)	$0	$(1,118)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Yuan Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$741,673,776	$—	$—	$741,673,776
Total U.S. Treasury & Government Agencies*	—	359,816,088	—	359,816,088
Total Corporate Bonds & Notes*	—	149,568,659	—	149,568,659
Total Mortgage-Backed Securities*	—	60,052,475	—	60,052,475
Asset-Backed Securities
Asset Backed - Automobile	—	31,345,490	—	31,345,490
Asset Backed - Credit Card	—	2,897,395	—	2,897,395
Asset Backed - Home Equity	—	513,999	—	513,999
Asset Backed - Other	—	18,135,230	2,409,500	20,544,730
Asset Backed - Student Loan	—	11,478,003	—	11,478,003
Total Asset-Backed Securities	—	64,370,117	2,409,500	66,779,617
Total Foreign Government*	—	26,579,457	—	26,579,457
Total Municipal Bonds & Notes*	—	1,385,884	—	1,385,884
Total Term Loans*	—	900,000	—	900,000
Total Preferred Stock*	657,062	—	—	657,062
Options Purchased
Call Options	—	1,328,570	—	1,328,570
Put Options	61,681	152,123	—	213,804
Total Options Purchased	61,681	1,480,693	—	1,542,374
Short Term Investments
Mutual Funds	22,447,484	—	—	22,447,484
Repurchase Agreement	—	21,358,000	—	21,358,000
Total Short Term Investments	22,447,484	21,358,000	—	43,805,484
Total Investments	$764,840,003	$685,511,373	$2,409,500	$1,452,760,876

Collateral for Securities Loaned (Liability)	$—	$(22,447,484)	$—	$(22,447,484)
Reverse Repurchase Agreements	—	(13,644,000)	—	(13,644,000)
TBA Sale Commitments	—	(77,146,980)	—	(77,146,980)
Total Liabilities	$—	$(113,238,464)	$—	$(113,238,464)

Forward Foreign Currency Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$567,462	$—	$567,462
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(558,227)	—	(558,227)
Total Forward Foreign Currency Contracts (Net Unrealized Appreciation)	—	9,235	—	9,235
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	801,522	—	—	801,522
Futures Contracts (Unrealized Depreciation)	(43,252)	—	—	(43,252)
Total Futures Contracts (Net Unrealized Appreciation)	758,270	—	—	758,270

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Options Written
Call Options Written	$—	$(1,004,580)	$—	$(1,004,580)
Put Options Written	—	(49,731)	—	(49,731)
Total Options Written	—	(1,054,311)	—	(1,054,311)
Swap Agreements
Swap Contracts at Value (Assets)	—	323,579	—	323,579
Swap Contracts at Value (Liability)	—	(283,790)	—	(283,790)
Total Swap Agreements at Value	—	39,789	—	39,789

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Asset-Backed Securities	Total
Balance as of December 31, 2011	$0	$0	$0
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Accrued discounts/premiums	(36)	0	(36)
Realized loss	(229,641)	0	(229,641)
Change in unrealized depreciation	229,677	0	229,677
Security purchases	0	2,409,500	2,409,500
Security sales	0	0	0
Balance as of December 31, 2012	$0	$2,409,500	$2,409,500

The change in unrealized depreciation on investments held at December 31, 2012 was $0.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Diversified Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a) (b)		$1,452,760,876
Swap contracts at value (c)		323,579
Cash denominated in foreign currencies (d)		316,202
Restricted cash for swap contracts		170,000
Unrealized appreciation on open forward foreign currency contracts		567,462
Receivable for:
Securities sold		19,864,260
TBA securities sold (e)		194,023,778
Fund shares sold		76,640
Principal paydowns		21,624
Interest and dividends		4,216,986
Foreign taxes		2,184
Futures variation margin		240,566
Interest on swap contracts		19,179

Total Assets		1,672,603,336
Liabilities
TBA sale commitments at value	$77,146,980
Secured borrowings	103,982,411
Swap contracts at value (f)	283,790
Reverse repurchase agreements	13,644,000
Options written, at fair value (g)	1,054,311
Unrealized depreciation on open forward foreign currency contracts	558,227
Payable for:
Securities purchased	12,903,467
TBA securities purchased	197,000,200
Fund shares redeemed	566,054
Collateral for securities loaned	22,447,484
Due to custodian bank	929,821
Deferred dollar roll income	51,247
Interest on swap contracts	11,049
Interest on reverse repurchase agreements	2,956
Interest on TBA sales commitments	138,163
Accrued expenses:
Management fees	483,856
Distribution and service fees	18,992
Deferred trustees’ fees	41,084
Other expenses	270,877

Total Liabilities		431,534,969

Net Assets		$1,241,068,367

Net assets consists of:
Paid in surplus		$1,215,547,112
Undistributed net investment income		31,125,871
Accumulated net realized losses		(105,707,450)
Unrealized appreciation on investments and foreign currency transactions		100,102,834

Net Assets		$1,241,068,367

Net Assets
Class A		$1,137,292,797
Class B		68,735,499
Class E		35,040,071
Capital Shares Outstanding (h)
Class A		64,920,890
Class B		3,944,351
Class E		2,004,662
Net Asset Value, Offering and Redemption Price Per Share
Class A		$17.52
Class B		17.43
Class E		17.48

(a)	Identified cost of investments was $1,353,469,553.
(b)	Includes securities on loan with a value of $21,953,391.
(c)	Premiums received on swap contracts were $439,229.
(d)	Identified cost of cash denominated in foreign currencies was $321,076.
(e)	Includes $77,033,469 related to TBA sale commitments.
(f)	Premiums received on swap contracts were $142,291.
(g)	Premiums received on written options were $590,870.
(h)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$18,333,543
Dividends (a)		15,530,747
Securities lending income		861,379

		34,725,669
Expenses
Management fees	$5,799,136
Distribution and service fees—Class B	175,461
Distribution and service fees—Class E	54,003
Administration fees	4,542
Trustees’ fees and expenses	43,725
Custodian and accounting	278,679
Audit and tax services	74,016
Legal	36,463
Shareholder reporting	283,122
Interest	75,241
Insurance	11,101
Miscellaneous	20,487

Total expenses		6,855,976

Net Investment Income		27,869,693

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	65,636,451
Futures contracts	(2,159,969)
Foreign currency transactions	224,848
Swap contracts	320,246
Options written	2,380,522	66,402,098

Net change in unrealized appreciation (depreciation) on:
Investments	51,644,622
Futures contracts	718,378
Foreign currency transactions	(531,655)
Swap contracts	601,819
Options written	(536,055)	51,897,109

Net realized and unrealized gain		118,299,207

Net Increase in Net Assets From Operations		$146,168,900

(a)	Net of foreign taxes of $26,435.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Diversified Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,869,693	$28,840,063
Net realized gain	66,402,098	82,540,442
Net change in unrealized appreciation (depreciation)	51,897,109	(60,915,330)

Increase in net assets from operations	146,168,900	50,465,175

From Distributions to Shareholders
Net investment income
Class A	(26,542,556)	(29,209,121)
Class B	(1,452,240)	(1,592,108)
Class E	(780,158)	(902,615)

Total distributions	(28,774,954)	(31,703,844)

Decrease in net assets from capital share transactions	(106,073,967)	(118,473,968)

Total increase (decrease) in net assets	11,319,979	(99,712,637)

Net Assets
Beginning of the period	1,229,748,388	1,329,461,025

End of the period	$1,241,068,367	$1,229,748,388

Undistributed Net Investment Income
End of the period	$31,125,871	$28,066,417

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	875,127	$14,858,006	1,118,313	$18,034,391
Reinvestments	1,580,855	26,542,556	1,775,630	29,209,121
Redemptions	(8,144,906)	(138,244,740)	(9,626,644)	(153,991,751)

Net decrease	(5,688,924)	$(96,844,178)	(6,732,701)	$(106,748,239)

Class B
Sales	393,605	$6,645,534	335,361	$5,309,595
Reinvestments	86,805	1,452,240	97,080	1,592,108
Redemptions	(805,787)	(13,617,740)	(789,238)	(12,558,308)

Net decrease	(325,377)	$(5,519,966)	(356,797)	$(5,656,605)

Class E
Sales	46,068	$784,938	132,431	$2,145,733
Reinvestments	46,521	780,158	54,937	902,615
Redemptions	(311,046)	(5,274,919)	(567,115)	(9,117,472)

Net decrease	(218,457)	$(3,709,823)	(379,747)	$(6,069,124)

Decrease derived from capital share transactions		$(106,073,967)		$(118,473,968)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.95	$15.72	$14.61	$13.18	$18.18

Income (Loss) From Investment Operations
Net investment income (a)	0.38	0.36	0.33	0.35	0.49
Net realized and unrealized gain (loss) on investments	1.58	0.26	1.06	1.78	(4.87)

Total from investment operations	1.96	0.62	1.39	2.13	(4.38)

Less Distributions
Distributions from net investment income	(0.39)	(0.39)	(0.28)	(0.70)	(0.45)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.17)

Total distributions	(0.39)	(0.39)	(0.28)	(0.70)	(0.62)

Net Asset Value, End of Period	$17.52	$15.95	$15.72	$14.61	$13.18

Total Return (%) (b)	12.38	3.80	9.65	17.30	(24.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.52	0.51	0.50	0.52	0.49
Ratio of net investment income to average net assets (%)	2.23	2.23	2.21	2.67	3.15
Portfolio turnover rate (%)	494 (c)	942	1,014	611	501
Net assets, end of period (in millions)	$1,137.29	$1,126.57	$1,216.19	$1,256.90	$1,058.18

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.88	$15.65	$14.55	$13.11	$18.08

Income (Loss) From Investment Operations
Net investment income (a)	0.33	0.32	0.29	0.32	0.45
Net realized and unrealized gain (loss) on investments	1.57	0.26	1.06	1.77	(4.85)

Total from investment operations	1.90	0.58	1.35	2.09	(4.40)

Less Distributions
Distributions from net investment income	(0.35)	(0.35)	(0.25)	(0.65)	(0.40)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.17)

Total distributions	(0.35)	(0.35)	(0.25)	(0.65)	(0.57)

Net Asset Value, End of Period	$17.43	$15.88	$15.65	$14.55	$13.11

Total Return (%) (b)	12.11	3.59	9.31	17.00	(24.96)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.76	0.75	0.77	0.74
Ratio of net investment income to average net assets (%)	1.98	1.98	1.97	2.42	2.94
Portfolio turnover rate (%)	494 (c)	942	1,014	611	501
Net assets, end of period (in millions)	$68.74	$67.78	$72.41	$70.41	$59.98

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.92	$15.70	$14.59	$13.15	$18.13

Income (Loss) From Investment Operations
Net investment income (a)	0.35	0.33	0.31	0.34	0.47
Net realized and unrealized gain (loss) on investments	1.57	0.26	1.06	1.77	(4.86)

Total from investment operations	1.92	0.59	1.37	2.11	(4.39)

Less Distributions
Distributions from net investment income	(0.36)	(0.37)	(0.26)	(0.67)	(0.42)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.17)

Total distributions	(0.36)	(0.37)	(0.26)	(0.67)	(0.59)

Net Asset Value, End of Period	$17.48	$15.92	$15.70	$14.59	$13.15

Total Return (%) (b)	12.18	3.67	9.45	17.14	(24.87)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.66	0.65	0.67	0.64
Ratio of net investment income to average net assets (%)	2.08	2.07	2.06	2.54	2.99
Portfolio turnover rate (%)	494 (c)	942	1,014	611	501
Net assets, end of period (in millions)	$35.04	$35.40	$40.85	$44.44	$43.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the turnover rate would have been 243%.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Diversified Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-25

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates

MSF-26

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, return of capital dividends, amortization and accretion of debt securities, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve transfers by the Portfolio of securities concurrently with an agreement by the Portfolio to reacquire the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio

MSF-27

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. During the year ended December 31, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 44 days. The average amount of borrowings was $11,859,417 and the weighted average interest rate was 0.413%.

Treasury Roll Transactions - The Portfolio may enter into treasury roll transactions in which the Portfolio transfers a Treasury security to a counterparty with a simultaneous agreement to reacquire the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the transfer of the Treasury security to use for other investment purposes. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing, and not as a purchase or sale. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, on the Treasury security transferred to the counterparty. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for Treasury securities to be reacquired by the Portfolio are reflected as secured borrowings on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the Portfolio had an outstanding treasury roll balance for 329 days. The Portfolio’s average amount of borrowings was $54,334,746 and the weighted average interest rate was 0.117%. At December 31, 2012, the amount of the Portfolio’s outstanding borrowings was $103,982,411.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

MSF-28

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$5,799,136	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-29

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,428,720,389	$1,065,783,276	$5,461,715,310	$1,090,118,106

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were $3,336,658,128 and $3,344,844,901, respectively.

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $1,497,838 in purchases of investments, which is included above.

Options Written - The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	$12,910,000	0	$64,594
Options written	109,573,940	626	1,419,845
Options bought back	(45,410,000)	(329)	(663,877)
Options exercised	(0)	(0)	(0)
Options expired	(47,208,940)	(297)	(304,039)

Options outstanding December 31, 2012	$29,865,000	0	$516,523

Put Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	$46,200,000	0	$1,238,850
Options written	167,348,422	1,481	1,475,300
Options bought back	(42,690,000)	(932)	(709,154)
Options exercised	(0)	(0)	(0)
Options expired	(166,858,422)	(549)	(1,930,649)

Options outstanding December 31, 2012	$4,000,000	0	$74,347

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and

MSF-30

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash

MSF-31

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

(“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

MSF-32

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of current payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Disclosures About Derivative Instruments and Hedging Activities - At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value	$126,675	Liabilities—Swap contracts at value	$(85,768)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions*	801,522	Net Assets—Unrealized appreciation on investments and foreign currency transactions*	(43,252)
	Assets—Investments at value**	215,238	Liabilities—Options written, at fair value	(49,731)
	Assets—Swap contracts at value	196,904	Liabilities—Swap contracts at value	(198,022)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	567,462	Liabilities—Unrealized depreciation on open forward foreign currency contracts	(558,227)
	Assets—Investments at value**	1,327,136	Liabilities—Options written, at fair value	(1,004,580)

Total		$3,234,937		$(1,939,580)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
**	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

MSF-33

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(2,096,239)	$(63,730)	$(2,159,969)
Forward Foreign Currency Transactions	—	—	(112,440)	(112,440)
Investments*	—	(1,316,135)	(2,627,577)	(3,943,712)
Options Written	—	282,008	2,098,514	2,380,522
Swap Contracts	299,175	21,071	—	320,246

Total	$299,175	$(3,109,295)	$(705,233)	$(3,515,353)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$718,378	$—	$718,378
Forward Foreign Currency Transactions	—	—	(541,744)	(541,744)
Investments*	—	511,298	1,065,232	1,576,530
Options Written	—	24,616	(560,671)	(536,055)
Swap Contracts	637,759	(35,940)	—	601,819

Total	$637,759	$1,218,352	$(37,183)	$1,818,928

For the year ended December 31, 2012, the average notional or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$95,599,449
Futures Contracts Short	(1,571,551,961)
Forward Foreign Currency Transactions	39,137,606
Options Purchased	73,517,070
Options Written	(58,562,662)
Swap Contracts	59,186,992

*	Options purchased are part net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$28,774,954	$31,703,844	$—	$—	$—	$—	$28,774,954	$31,703,844

MSF-34

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$31,802,406	$—	$91,070,737	$(97,310,804)	$—	$25,562,339

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $97,310,804.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-35

Metropolitan Series Fund

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Diversified Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Diversified Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Diversified Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-36

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-37

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-38

Metropolitan Series Fund

BlackRock Diversified Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Diversified Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-39

Metropolitan Series Fund

BlackRock Diversified Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-40

Metropolitan Series Fund

BlackRock Diversified Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Diversified Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2012, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2012. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its blended benchmark for the one-year period ended October 31, 2012, and underperformed its blended benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Diversified Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-41

Metropolitan Series Fund

BlackRock Diversified Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Diversified Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-42

Metropolitan Series Fund

BlackRock Diversified Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-43

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-44

Metropolitan Series Fund
BlackRock Large Cap Value Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 14.28%, 13.97%, and 14.14%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.51% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity market posted very strong performance in 2012, with the Russell 1000 Value Index rising by 17.51%. A sell off in equity markets during the second quarter interrupted strong rallies in the first and third quarters. Similar to 2011, investor attention focused on the European debt crisis, the decelerating Chinese economy, and the fiscal predicament for the United States. Improving sentiment around each of these developments, combined with positive advancing U.S. economic data, pushed the attractively-valued U.S. market higher. Within the Russell 1000 Value Index, the Consumer Discretionary and Financials sectors delivered the best returns.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the 12-month period. An underweight in Financials and stock selection in Healthcare and Information Technology (“IT”) accounted for underperformance and overshadowed positive results in Materials and Utilities.

The Portfolio’s broad underweight in the Financials sector was the most significant detractor from performance early in the year, as the sector performed well amid improved economic data and investor confidence. The Insurance industry represented a particular source of weakness in the sector. The portfolio management team closed the Financials underweight, which proved advantageous as the sector was among the strongest contributors to performance in the final months of the year. Notable detractors in the sector included underweights in Bank of America and U.S. Bancorp, but both positions were increased over the reporting period. Within Insurance, we exited the greatest detractors from Portfolio performance, Assurant and Prudential Financial Group.

Stock selection and an overweight position also hampered results within the Healthcare sector, with positioning in the Providers & Services industry accounting for the majority of the disappointment (e.g., Humana). Within the IT sector, companies exposed to enterprise spending or IT product cycles generally were weak on ongoing concerns around a sluggish macroeconomic environment. Weakness was most notable in the Computers & Peripherals and Software industries. The largest IT detractors included Lexmark International, which we sold by the end of the period, and Activision Blizzard.

On the positive side, stock selection in the Materials sector was beneficial, especially within the Chemicals industry. Higher corn prices (due to severe drought conditions in the Midwestern Corn Belt) and favorable natural gas costs drove strong results for CF Industries, a key fertilizer holding in the Portfolio. The Portfolio’s underweight in the Utilities sector was also additive. Within the sector, the Portfolio held positions in the more economically-sensitive independent power producers (IPPs) at the expense of traditional regulated utility companies, which was a positive position for the reporting period.

Equities continue to offer compelling value, in our view, especially relative to bonds. In the existing environment of slow (but sustained) economic growth, we believe the best investment opportunities lie with companies possessing the following characteristics: strong and consistent free cash flows, an ability to maintain or improve their margins, and/or the ability to innovate and grow their businesses. We do not believe any one group or sector has a monopoly on these attributes. Accordingly, we are looking across the market to identify stock-specific investments to emphasize the view within the strategies.

At period end, the Portfolio’s largest sector overweights relative to the Russell 1000 Value Index were in Healthcare and Industrials, and its most significant underweight was in Utilities, followed by Consumer Staples and Financials.

Chris Leavy

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	14.28	-1.55	6.41
Class B	13.97	-1.80	6.14
Class E	14.14	-1.70	6.24
Russell 1000 Value Index	17.51	0.59	7.38
1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings
% of Net Assets
Exxon Mobil Corp.	6.9
Chevron Corp.	4.5
Pfizer, Inc.	4.4
JPMorgan Chase & Co.	4.3
Citigroup, Inc.	3.7
Merck & Co., Inc.	3.1
The Goldman Sachs Group, Inc.	3.0
U.S. Bancorp	2.8
Comcast Corp. (Class A)	2.6
CVS Caremark Corp.	2.4

Top Sectors
% of Net Assets
Financials	26.3
Energy	16.2
Health Care	13.9
Industrials	11.0
Consumer Discretionary	9.3
Information Technology	7.6
Consumer Staples	5.3
Materials	5.2
Telecommunications	2.8
Utilities	1.6

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.63%	$1,000.00	$1,080.50	$3.29
	Hypothetical*	0.63%	$1,000.00	$1,021.93	$3.20

Class B(a)	Actual	0.88%	$1,000.00	$1,078.70	$4.60
	Hypothetical*	0.88%	$1,000.00	$1,020.66	$4.47

Class E(a)	Actual	0.78%	$1,000.00	$1,078.50	$4.08
	Hypothetical*	0.78%	$1,000.00	$1,021.17	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—99.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Raytheon Co.	173,175	$9,967,953
Textron, Inc. (a)	183,825	4,557,022

		14,524,975

Airlines—2.3%
Copa Holdings S.A.	30,600	3,043,170
Delta Air Lines, Inc. (b)	1,366,350	16,218,574
United Continental Holdings, Inc. (a) (b)	802,339	18,758,686

		38,020,430

Auto Components—1.1%
Lear Corp.	100,150	4,691,026
TRW Automotive Holdings Corp. (b)	267,696	14,351,183

		19,042,209

Automobiles—0.1%
Thor Industries, Inc. (a)	49,600	1,856,528

Beverages—0.7%
Constellation Brands, Inc. (b)	347,200	12,287,408

Capital Markets—3.8%
State Street Corp.	293,000	13,773,930
The Goldman Sachs Group, Inc.	398,352	50,813,781

		64,587,711

Commercial Banks—4.0%
Regions Financial Corp.	724,100	5,155,592
SunTrust Banks, Inc.	424,900	12,045,915
U.S. Bancorp	1,492,250	47,662,465
Wells Fargo & Co.	101,100	3,455,598

		68,319,570

Commercial Services & Supplies—1.4%
Covanta Holding Corp.	117,225	2,159,285
Pitney Bowes, Inc. (a)	882,800	9,392,992
Tyco International, Ltd.	407,125	11,908,406

		23,460,683

Computers & Peripherals—1.3%
Hewlett-Packard Co.	746,100	10,631,925
Western Digital Corp. (b)	250,500	10,643,745

		21,275,670

Construction & Engineering—1.1%
KBR, Inc.	607,000	18,161,440

Consumer Finance—1.2%
Discover Financial Services	545,050	21,011,677

Containers & Packaging—2.3%
Packaging Corp. of America	233,300	8,975,051
Rock-Tenn Co.	414,476	28,976,017

		37,951,068

Diversified Financial Services—9.7%
Bank of America Corp.	1,691,900	$19,626,040
Citigroup, Inc.	1,570,351	62,123,085
JPMorgan Chase & Co.	1,673,637	73,589,819
The NASDAQ OMX Group, Inc.	323,375	8,087,609

		163,426,553

Diversified Telecommunication Services—2.8%
AT&T, Inc.	438,800	14,791,948
Verizon Communications, Inc.	745,600	32,262,112

		47,054,060

Electronic Equipment, Instruments & Components—0.6%
Avnet, Inc. (b)	347,300	10,630,853

Food & Staples Retailing—4.2%
CVS Caremark Corp.	851,050	41,148,267
Wal-Mart Stores, Inc.	447,125	30,507,339

		71,655,606

Health Care Providers & Services—3.2%
AmerisourceBergen Corp.	287,600	12,418,568
Humana, Inc.	182,425	12,519,828
UnitedHealth Group, Inc.	531,250	28,815,000

		53,753,396

Household Products—0.3%
The Procter & Gamble Co.	84,000	5,702,760

Independent Power Producers & Energy Traders—0.9%
The AES Corp.	1,461,900	15,642,330

Industrial Conglomerates—3.2%
3M Co.	381,800	35,450,130
General Electric Co.	899,600	18,882,604

		54,332,734

Insurance—7.6%
Allied World Assurance Co. Holdings AG	59,100	4,657,080
American Financial Group, Inc.	376,650	14,885,208
American International Group, Inc. (b)	655,000	23,121,500
Arch Capital Group, Ltd. (a) (b)	277,700	12,224,354
Berkshire Hathaway, Inc. (Class B) (b)	44,100	3,955,770
Everest Re Group, Ltd.	30,600	3,364,470
HCC Insurance Holdings, Inc.	188,450	7,012,225
PartnerRe, Ltd.	50,900	4,096,941
Reinsurance Group of America, Inc.	49,600	2,654,592
RenaissanceRe Holdings, Ltd.	86,675	7,043,210
The Chubb Corp.	290,900	21,910,588
The Travelers Cos., Inc.	325,900	23,406,138

		128,332,076

IT Services—0.5%
DST Systems, Inc.	30,500	1,848,300
Total System Services, Inc.	287,600	6,160,392

		8,008,692

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—2.2%
Ingersoll-Rand plc	587,000	$28,152,520
Oshkosh Corp. (b)	306,975	9,101,809

		37,254,329

Media—7.0%
Comcast Corp. (Class A)	1,201,100	44,897,118
News Corp. (Class A)	1,584,200	40,460,468
Time Warner Cable, Inc.	340,800	33,122,352

		118,479,938

Metals & Mining—0.2%
Alcoa, Inc.	393,100	3,412,108

Multi-Utilities—0.7%
Ameren Corp.	386,900	11,885,568

Multiline Retail—0.7%
Dillard’s, Inc.	132,400	11,091,148

Office Electronics—0.6%
Xerox Corp.	1,407,550	9,599,491

Oil, Gas & Consumable Fuels—16.2%
Chevron Corp.	709,675	76,744,254
Exxon Mobil Corp.	1,338,425	115,840,684
Marathon Oil Corp.	505,900	15,510,894
Marathon Petroleum Corp.	522,075	32,890,725
Suncor Energy, Inc.	1,007,200	33,217,456

		274,204,013

Paper & Forest Products—2.8%
Domtar Corp.	227,900	19,034,208
International Paper Co.	689,900	27,485,616

		46,519,824

Pharmaceuticals—10.7%
Abbott Laboratories	282,100	18,477,550
Eli Lilly & Co.	332,025	16,375,473
Forest Laboratories, Inc. (b)	461,675	16,306,361
Johnson & Johnson (a)	47,275	3,313,978
Merck & Co., Inc.	1,286,575	52,672,380
Pfizer, Inc.	2,958,175	74,191,029

		181,336,771

Semiconductors & Semiconductor Equipment—1.6%
KLA-Tencor Corp.	576,225	27,520,506

Software—3.0%
Activision Blizzard, Inc.	1,602,400	17,017,488
Microsoft Corp.	579,900	15,500,727
Oracle Corp.	553,000	18,425,960

		50,944,175

Specialty Retail—0.4%
Limited Brands, Inc. (a)	158,525	$7,460,187

Total Common Stock (Identified Cost $1,520,660,801)		1,678,746,487

Short Term Investments—2.5%

Mutual Funds—1.3%
State Street Navigator Securities Lending Prime Portfolio (c)	21,514,524	21,514,524

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $21,080,012 on 01/02/13, collateralized by $21,505,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $21,505,000.	$21,080,000	$21,080,000

Total Short Term Investments (Identified Cost $42,594,524)		42,594,524

Total Investments—101.8% (Identified Cost $1,563,255,325) (d)		1,721,341,011
Liabilities in excess of other assets		(29,771,366)

Net Assets 100.0%		$1,691,569,645

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $21,289,355 and the collateral received consisted of cash in the amount of $21,514,524. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,578,830,590. The aggregate unrealized appreciation and depreciation of investments was $168,590,778 and $(26,080,357), respectively, resulting in net unrealized appreciation of $142,510,421 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,678,746,487	$—	$—	$1,678,746,487
Short Term Investments
Mutual Funds	21,514,524	—	—	21,514,524
Repurchase Agreement	—	21,080,000	—	21,080,000
Total Short Term Investments	21,514,524	21,080,000	—	42,594,524
Total Investments	$1,700,261,011	$21,080,000	$—	$1,721,341,011

Collateral for Securities Loaned (Liability)	$—	$(21,514,524)	$—	$(21,514,524)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,721,341,011
Cash		79
Receivable for:
Securities sold		35,297,314
Fund shares sold		198,782
Interest and dividends		1,893,602

Total Assets		1,758,730,788
Liabilities
Payable for:
Securities purchased	$44,364,318
Fund shares redeemed	238,746
Collateral for securities loaned	21,514,524
Accrued expenses:
Management fees	852,516
Distribution and service fees	54,261
Deferred trustees’ fees	39,418
Other expenses	97,360

Total Liabilities		67,161,143

Net Assets		$1,691,569,645

Net assets consists of:
Paid in surplus		$1,420,319,711
Undistributed net investment income		25,900,568
Accumulated net realized gains		87,263,680
Unrealized appreciation on investments		158,085,686

Net Assets		$1,691,569,645

Net Assets
Class A		$1,414,221,095
Class B		229,488,924
Class E		47,859,626
Capital Shares Outstanding (c)
Class A		144,363,082
Class B		23,587,922
Class E		4,903,868
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.80
Class B		9.73
Class E		9.76

(a)	Identified cost of investments was $1,563,255,325.
(b)	Includes securities on loan with a value of $21,289,355.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$35,914,566
Securities lending income		486,809
Interest		2,563

		36,403,938
Expenses
Management fees	$9,503,014
Distribution and service fees—Class B	566,492
Distribution and service fees—Class E	73,427
Administration fees	5,999
Trustees’ fees and expenses	43,725
Custodian and accounting	115,574
Audit and tax services	36,127
Legal	36,465
Shareholder reporting	131,835
Insurance	12,228
Miscellaneous	24,037

Total expenses	10,548,923
Less management fee waivers	(425,251)	10,123,672

Net Investment Income		26,280,266

Net Realized and Unrealized Gain
Net realized gain on:
Investments	98,569,008
Futures contracts	88,081
Foreign currency transactions	1,304	98,658,393

Net change in unrealized appreciation on:
Investments		60,208,297

Net realized and unrealized gain		158,866,690

Net Increase in Net Assets From Operations		$185,146,956

(a)	Net of foreign taxes of $56,947.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,280,266	$20,651,589
Net realized gain	98,658,393	264,964,097
Net change in unrealized appreciation (depreciation)	60,208,297	(159,889,467)

Increase in net assets from operations	185,146,956	125,726,219

From Distributions to Shareholders
Net investment income
Class A	(15,946,608)	(19,717,161)
Class B	(3,183,756)	(1,913,233)
Class E	(743,261)	(525,464)

	(19,873,625)	(22,155,858)

Net realized capital gain
Class A	(155,325,246)	0
Class B	(36,212,657)	0
Class E	(7,941,634)	0

	(199,479,537)	0

Total distributions	(219,353,162)	(22,155,858)

Increase (decrease) in net assets from capital share transactions	524,069,312	(799,612,183)

Total increase (decrease) in net assets	489,863,106	(696,041,822)

Net Assets
Beginning of the period	1,201,706,539	1,897,748,361

End of the period	$1,691,569,645	$1,201,706,539

Undistributed Net Investment Income
End of the period	$25,900,568	$20,537,295

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	41,753,329	$392,781,573	10,458,279	$112,047,294
Reinvestments	18,337,457	171,271,854	1,760,461	19,717,161
Redemptions	(6,623,469)	(69,237,623)	(81,913,313)	(934,130,381)

Net increase (decrease)	53,467,317	$494,815,804	(69,694,573)	$(802,365,926)

Class B
Sales	2,184,800	$21,522,198	3,618,080	$37,346,747
Reinvestments	4,240,733	39,396,413	171,590	1,913,233
Redemptions	(3,481,801)	(34,082,409)	(2,873,095)	(30,030,300)

Net increase	2,943,732	$26,836,202	916,575	$9,229,680

Class E
Sales	502,087	$4,978,153	727,707	$7,609,615
Reinvestments	931,856	8,684,895	47,042	525,464
Redemptions	(1,150,967)	(11,245,742)	(1,393,649)	(14,611,016)

Net increase (decrease)	282,976	$2,417,306	(618,900)	$(6,475,937)

Increase (decrease) derived from capital share transactions		$524,069,312		$(799,612,183)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.36	$10.23	$9.46	$8.66	$13.61

Income (Loss) From Investment Operations
Net investment income (a)	0.17	0.15	0.13	0.14	0.16
Net realized and unrealized gain (loss) on investments	1.21	0.10	0.74	0.80	(4.82)

Total from investment operations	1.38	0.25	0.87	0.94	(4.66)

Less Distributions
Distributions from net investment income	(0.18)	(0.12)	(0.10)	(0.14)	(0.10)
Distributions from net realized capital gains	(1.76)	0.00	0.00	0.00	(0.19)

Total distributions	(1.94)	(0.12)	(0.10)	(0.14)	(0.29)

Net Asset Value, End of Period	$9.80	$10.36	$10.23	$9.46	$8.66

Total Return (%) (b)	14.28	2.35	9.22	11.21	(34.90)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.66	0.65	0.67	0.72
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.80	1.41	1.34	1.61	1.42
Portfolio turnover rate (%)	107	107	135	113	85
Net assets, end of period (in millions)	$1,414.22	$941.41	$1,643.45	$1,671.22	$345.23

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.30	$10.18	$9.42	$8.61	$13.55

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.14	0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.20	0.08	0.74	0.80	(4.81)

Total from investment operations	1.35	0.22	0.84	0.92	(4.68)

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	(0.08)	(0.11)	(0.07)
Distributions from net realized capital gains	(1.76)	0.00	0.00	0.00	(0.19)

Total distributions	(1.92)	(0.10)	(0.08)	(0.11)	(0.26)

Net Asset Value, End of Period	$9.73	$10.30	$10.18	$9.42	$8.61

Total Return (%) (b)	13.97	2.05	8.92	11.05	(35.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.91	0.90	0.92	0.97
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.52	1.30	1.08	1.41	1.15
Portfolio turnover rate (%)	107	107	135	113	85
Net assets, end of period (in millions)	$229.49	$212.59	$200.84	$173.22	$134.47

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.32	$10.20	$9.44	$8.63	$13.58

Income (Loss) From Investment Operations
Net investment income (a)	0.16	0.14	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	1.21	0.09	0.74	0.80	(4.82)

Total from investment operations	1.37	0.23	0.85	0.93	(4.68)

Less Distributions
Distributions from net investment income	(0.17)	(0.11)	(0.09)	(0.12)	(0.08)
Distributions from net realized capital gains	(1.76)	0.00	0.00	0.00	(0.19)

Total distributions	(1.93)	(0.11)	(0.09)	(0.12)	(0.27)

Net Asset Value, End of Period	$9.76	$10.32	$10.20	$9.44	$8.63

Total Return (%) (b)	14.14	2.13	9.00	11.18	(35.04)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.80	0.82	0.87
Net ratio of expenses to average net assets (%) (c)	0.78	0.78	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.62	1.37	1.18	1.55	1.20
Portfolio turnover rate (%)	107	107	135	113	85
Net assets, end of period (in millions)	$47.86	$47.70	$53.46	$57.45	$60.23

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital basis adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$9,503,014	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

An identical expense agreement was in place for the period January 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,910,682,238	$0	$1,591,211,878

During the year ended December 31, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $3,330,370 and are included above. The Portfolio also engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $7,790,613 in sales of investments, which are also included above.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 30, 2012, the Portfolio bought and sold $294,430,843 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contacts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $88,081 which are shown under net realized gain on futures contracts in the Statement of Operations.

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$49,065,752	$22,155,858	$170,287,410	$—	$—	$—	$219,353,162	$22,155,858

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$58,878,138	$69,900,793	$142,510,421	$—	$—	$271,289,352

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-18

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Large Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-19

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-20

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Large Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style. The Board also noted the change in the Portfolio’s portfolio managers effective August 1, 2012. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Large Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-21

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Large Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-22

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund
BlackRock Legacy Large Cap Growth Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned 14.37%, 14.07%, and 14.17%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 15.26% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity market posted very strong performance in 2012, with the Russell 1000 Growth Index rising by 15.26%. A sell off in equity markets during the second quarter interrupted strong rallies in the first and third quarters. Similar to 2011, investor attention focused on the European debt crisis, the decelerating Chinese economy, and the fiscal predicament for the United States. Improving sentiment around each of these developments, combined with modestly positive U.S. economic data, pushed the attractively-valued U.S. market higher. Within the Russell 1000 Growth Index, both the Consumer Discretionary and Financials sectors delivered excellent returns, as steady employment gains and signs of a sustainable housing market recovery boosted U.S. consumers.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period. Negative stock selection in the Healthcare, Consumer Staples, and Energy sectors accounted for the underperformance and overshadowed positive results in Information Technology (“IT”) and Consumer Discretionary.

Investments in the Healthcare sector had the largest negative impact on relative performance during the year. While the decision to overweight Healthcare added value, as the sector was the top-performing Russell 1000 Growth Index sector in 2012, stock selection in the sector detracted from performance. The Portfolio’s Healthcare Providers & Services industry holdings performed particularly poorly, with AmerisourceBergen and Express Scripts Holding underperforming notably during the Portfolio’s holding period. Other detractors in the Healthcare sector included Intuitive Surgical and Celgene. AmerisourceBergen was not held at year end.

Stock selection in Consumer Staples also had a negative impact, with a large position in Procter & Gamble failing to keep up with the broader market early in the year. In Energy, energy producers Alpha Natural Resources and Range Resources accounted for the majority of underperformance. Concerns about a global economic slowdown and slowing Chinese demand for commodities pressured coal miner Alpha Natural Resources. Elsewhere in Energy, Range Resources fell early in 2012 as historically warm winter weather in the U.S. continued to pressure natural gas prices and shares of natural gas producers. Procter & Gamble, Alpha Natural Resources, and Range Resources were all not held at year end.

Stock selection in the IT sector contributed positively to absolute and relative performance. The Portfolio’s investments in the Internet Software & Services industry accounted for much of the strength, with eBay and Rackspace Hosting each climbing more than 50% higher during the year. Rackspace Hosting was not held at year end. Other standout performers included Apple and salesforce.com. In the Consumer Discretionary sector, the Portfolio’s largest consumer holding throughout the year, Amazon.com, delivered excellent performance as internet retail continued to gain market share from traditional store-based retailers.

As a result of both market movements and trading activities, the Portfolio experienced several notable sector allocation changes. The Portfolio’s weighting in the Healthcare, Industrials, and Consumer Discretionary sectors increased, while weightings in the Energy and Consumer Staples sectors declined significantly. Large positions initiated during the year included Costco Wholesale, Gilead Sciences, and EMC Corp. Sizable positions eliminated during the year included Procter & Gamble, Johnson & Johnson, and ExxonMobil. At year end, the Portfolio held its largest overweights relative to the Russell 1000 Growth Index in the Industrials and Healthcare sectors, and its most significant underweights in Consumer Staples and Materials.

Jeffrey Lindsey

Bryan Krause

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
BlackRock Legacy Large Cap Growth Portfolio
Class A	14.37	1.62	7.74
Class B	14.07	1.36	7.51
Class E	14.17	1.46	7.57
Russell 1000 Growth Index	15.26	3.12	7.52

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	7.6
The Boeing Co.	4.2
Amazon.com, Inc.	3.9
Google, Inc. (Class A)	3.7
QUALCOMM, Inc.	3.1
Microsoft Corp.	2.8
Danaher Corp.	2.8
The Coca-Cola Co.	2.7
Costco Wholesale Corp.	2.6
Express Scripts Holding Co.	2.2

Top Sectors

% of Net Assets
Information Technology	31.3
Consumer Discretionary	18.9
Industrials	14.3
Health Care	13.4
Consumer Staples	7.9
Financials	5.5
Energy	2.6
Telecommunications	2.4
Materials	2.3
Cash & Cash Equivalents	1.4

MSF-2

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.72%	$1,000.00	$1,065.10	$3.74
	Hypothetical*	0.72%	$1,000.00	$1,021.47	$3.66

Class B(a)	Actual	0.97%	$1,000.00	$1,063.60	$5.03
	Hypothetical*	0.97%	$1,000.00	$1,020.20	$4.93

Class E(a)	Actual	0.87%	$1,000.00	$1,064.20	$4.51
	Hypothetical*	0.87%	$1,000.00	$1,020.71	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.5%
Precision Castparts Corp.	100,900	$19,112,478
The Boeing Co.	903,200	68,065,152
United Technologies Corp.	210,600	17,271,306

		104,448,936

Air Freight & Logistics—1.1%
United Parcel Service, Inc. (Class B)	230,700	17,009,511

Auto Components—0.4%
Allison Transmission Holdings, Inc. (a)	279,500	5,707,390

Automobiles—0.7%
Tesla Motors, Inc. (a) (b)	352,100	11,925,627

Beverages—4.3%
PepsiCo., Inc.	382,500	26,174,475
The Coca-Cola Co.	1,191,794	43,202,532

		69,377,007

Biotechnology—5.4%
Alexion Pharmaceuticals, Inc. (b)	156,300	14,662,503
Amgen, Inc.	203,400	17,557,488
Ariad Pharmaceuticals, Inc. (b)	321,600	6,168,288
Biogen Idec, Inc. (b)	67,400	9,885,558
Gilead Sciences, Inc. (b)	420,200	30,863,690
Regeneron Pharmaceuticals, Inc. (a) (b)	44,800	7,663,936

		86,801,463

Building Products—0.8%
Masco Corp.	755,400	12,584,964

Capital Markets—2.1%
Jefferies Group, Inc. (a)	687,600	12,768,732
The Goldman Sachs Group, Inc.	165,500	21,111,180

		33,879,912

Chemicals—2.3%
Celanese Corp. (Series A)	152,600	6,795,278
Monsanto Co.	329,000	31,139,850

		37,935,128

Commercial Banks—1.5%
Wells Fargo & Co.	689,200	23,556,856

Communications Equipment—4.0%
F5 Networks, Inc. (b)	156,400	15,194,260
QUALCOMM, Inc.	793,500	49,212,870

		64,407,130

Computers & Peripherals—9.0%
Apple, Inc.	228,617	121,859,719
EMC Corp. (b)	653,500	16,533,550
Fusion-io, Inc. (a) (b)	285,777	6,552,867

		144,946,136

Consumer Finance—0.7%
American Express Co.	210,200	$12,082,296

Diversified Telecommunication Services—1.9%
Level 3 Communications, Inc. (a) (b)	324,900	7,508,439
Verizon Communications, Inc.	522,700	22,617,229

		30,125,668

Electrical Equipment—2.2%
Eaton Corp. plc	430,900	23,354,780
Roper Industries, Inc.	109,000	12,151,320

		35,506,100

Energy Equipment & Services—0.7%
National Oilwell Varco, Inc.	164,200	11,223,070

Food & Staples Retailing—3.3%
Costco Wholesale Corp.	424,900	41,967,373
Whole Foods Market, Inc.	128,200	11,708,506

		53,675,879

Health Care Equipment & Supplies—1.3%
Intuitive Surgical, Inc. (b)	43,400	21,282,058

Health Care Providers & Services—2.2%
Express Scripts Holding Co. (b)	667,094	36,023,076

Hotels, Restaurants & Leisure—3.1%
Las Vegas Sands Corp. (b)	259,880	11,996,061
McDonald’s Corp.	137,100	12,093,591
Starbucks Corp.	487,400	26,134,388

		50,224,040

Household Durables—1.7%
Stanley Black & Decker, Inc.	380,400	28,138,188

Industrial Conglomerates—2.8%
Danaher Corp.	806,300	45,072,170

Internet & Catalog Retail—5.4%
Amazon.com, Inc. (b)	250,278	62,854,817
priceline.com, Inc. (b)	39,900	24,785,880

		87,640,697

Internet Software & Services—5.4%
eBay, Inc. (b)	535,800	27,336,516
Google, Inc. (Class A) (b)	84,055	59,626,095

		86,962,611

IT Services—1.6%
Visa, Inc. (Class A)	171,600	26,011,128

Machinery—1.0%
Terex Corp. (a)	577,388	16,230,377

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Media—3.0%
CBS Corp. (Class B)	584,000	$22,221,200
Comcast Corp. (Class A)	690,200	25,799,676

		48,020,876

Multiline Retail—0.7%
Nordstrom, Inc.	205,700	11,004,950

Oil, Gas & Consumable Fuels—1.9%
Anadarko Petroleum Corp.	229,800	17,076,438
Noble Energy, Inc.	134,200	13,653,508

		30,729,946

Personal Products—0.3%
Herbalife, Ltd. (a)	142,662	4,699,286

Pharmaceuticals—4.5%
Eli Lilly & Co.	488,900	24,112,548
Merck & Co., Inc.	255,200	10,447,888
Pfizer, Inc.	851,700	21,360,636
Valeant Pharmaceuticals International, Inc. (b)	278,400	16,639,968

		72,561,040

Real Estate Investment Trusts—1.2%
American Tower Corp.	257,300	19,881,571

Semiconductors & Semiconductor Equipment—3.2%
Avago Technologies, Ltd.	112,000	3,545,920
ON Semiconductor Corp. (b)	917,400	6,467,670
Texas Instruments, Inc.	694,000	21,472,360
Xilinx, Inc.	577,700	20,739,430

		52,225,380

Software—8.1%
Microsoft Corp.	1,720,500	45,988,965
Oracle Corp.	691,000	23,024,120
Red Hat, Inc. (b)	337,700	17,884,592
Salesforce.com, Inc. (a) (b)	139,267	23,410,783
VMware, Inc. (b)	224,065	21,093,479

		131,401,939

Specialty Retail—1.7%
The Home Depot, Inc.	457,100	28,271,635

Textiles, Apparel & Luxury Goods—2.1%
Michael Kors Holdings, Ltd. (b)	355,600	18,146,268
Under Armour, Inc. (a) (b)	335,000	16,257,550

		34,403,818

Wireless Telecommunication Services—0.5%
Crown Castle International Corp. (b)	118,300	8,536,528

Total Common Stock (Identified Cost $1,400,299,347)		1,594,514,387

Short Term Investments—5.7%
Security Description	Shares/ Principal Amount	Value*

Mutual Funds—4.2%
State Street Navigator Securities Lending Prime Portfolio (c)	68,669,116	$68,669,116

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $24,074,013 on 01/02/13, collateralized by $24,560,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $24,560,000.	$24,074,000	24,074,000

Total Short Term Investments (Identified Cost $92,743,116)		92,743,116

Total Investments—104.3% (Identified Cost $1,493,042,463) (d)		1,687,257,503
Liabilities in excess of other assets		(70,052,806)

Net Assets—100.0%		$1,617,204,697

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $69,694,317 and the collateral received consisted of cash in the amount of $68,669,116 and non-cash collateral with a value of $3,420. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,493,399,722. The aggregate unrealized appreciation and depreciation of investments was $226,127,556 and $(32,269,775), respectively, resulting in net unrealized appreciation of $193,857,781 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,594,514,387	$—	$—	$1,594,514,387
Short Term Investments
Mutual Funds	68,669,116	—	—	68,669,116
Repurchase Agreement	—	24,074,000	—	24,074,000
Total Short Term Investments	68,669,116	24,074,000	—	92,743,116
Total Investments	$1,663,183,503	$24,074,000	$—	$1,687,257,503

Collateral for Securities Loaned (Liability)	$—	$(68,669,116)	$—	$(68,669,116)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,687,257,503
Cash		352
Receivable for:
Fund shares sold		240,445
Interest and dividends		497,574
Foreign taxes		3,036

Total Assets		1,687,998,910
Liabilities
Payable for:
Fund shares redeemed	$886,111
Collateral for securities loaned	68,669,116
Accrued expenses:
Management fees	940,919
Distribution and service fees	40,104
Deferred trustees’ fees	50,888
Other expenses	207,075

Total Liabilities		70,794,213

Net Assets		$1,617,204,697

Net assets consists of:
Paid in surplus		$1,697,943,500
Undistributed net investment income		14,378,982
Accumulated net realized losses		(289,332,825)
Unrealized appreciation on investments		194,215,040

Net Assets		$1,617,204,697

Net Assets
Class A		$1,410,360,160
Class B		164,966,341
Class E		41,878,196
Capital Shares Outstanding (c)
Class A		49,580,810
Class B		5,904,462
Class E		1,485,579
Net Asset Value, Offering and Redemption Price Per Share
Class A		$28.45
Class B		27.94
Class E		28.19

(a)	Identified cost of investments was $1,493,042,463.
(b)	Includes securities on loan with a value of $69,694,317.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$24,616,752
Securities lending income		2,051,299
Interest		1,418

		26,669,469
Expenses
Management fees	$11,358,091
Distribution and service fees—Class B	413,505
Distribution and service fees—Class E	64,844
Administration fees	5,769
Trustees’ fees and expenses	44,788
Custodian and accounting	120,625
Audit and tax services	36,127
Legal	37,445
Shareholder reporting	155,392
Insurance	14,312
Miscellaneous	23,543

Total expenses	12,274,441
Less broker commission recapture	(85,586)
Less management fee waivers	(175,000)	12,013,855

Net Investment Income		14,655,614

Net Realized and Unrealized Gain
Net realized gain on:
Investments		14,846,433
Net change in unrealized appreciation on:
Investments		186,168,554

Net realized and unrealized gain		201,014,987

Net Increase in Net Assets From Operations		$215,670,601

(a)	Net of foreign taxes of $776.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,655,614	$4,903,807
Net realized gain (loss)	14,846,433	(3,069,308)
Net change in unrealized appreciation (depreciation)	186,168,554	(206,619,992)

Increase (decrease) in net assets from operations	215,670,601	(204,785,493)

From Distributions to Shareholders
Net investment income
Class A	(4,424,259)	(1,156,892)
Class B	(117,264)	0
Class E	(72,969)	(30,253)

Total distributions	(4,614,492)	(1,187,145)

Increase (decrease) in net assets from capital share transactions	(103,754,869)	868,902,532

Total increase in net assets	107,301,240	662,929,894

Net Assets
Beginning of the period	1,509,903,457	846,973,563

End of the period	$1,617,204,697	$1,509,903,457

Undistributed Net Investment Income
End of the period	$14,378,982	$4,574,415

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,738,967	$74,272,198	35,442,176	$1,022,256,981
Reinvestments	157,111	4,424,259	40,366	1,156,892
Redemptions	(5,991,764)	(166,746,053)	(6,472,962)	(172,815,274)

Net increase (decrease)	(3,095,686)	$(88,049,596)	29,009,580	$850,598,599

Class B
Sales	558,880	$15,033,213	1,966,911	$52,753,503
Reinvestments	4,232	117,264	0	0
Redemptions	(929,388)	(25,417,688)	(1,084,132)	(28,554,503)

Net increase (decrease)	(366,276)	$(10,267,211)	882,779	$24,199,000

Class E
Sales	189,738	$5,162,641	318,898	$8,475,116
Reinvestments	2,612	72,969	1,064	30,253
Redemptions	(389,795)	(10,673,672)	(544,084)	(14,400,436)

Net decrease	(197,445)	$(5,438,062)	(224,122)	$(5,895,067)

Increase (decrease) derived from capital share transactions		$(103,754,869)		$868,902,532

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.96	$27.45	$22.96	$16.91	$26.74

Income (Loss) From Investment Operations
Net investment income (a)	0.26	0.11	0.05	0.08	0.10
Net realized and unrealized gain (loss) on investments	3.32	(2.55)	4.49	6.10	(9.83)

Total from investment operations	3.58	(2.44)	4.54	6.18	(9.73)

Less Distributions
Distributions from net investment income	(0.09)	(0.05)	(0.05)	(0.13)	(0.10)

Total distributions	(0.09)	(0.05)	(0.05)	(0.13)	(0.10)

Net Asset Value, End of Period	$28.45	$24.96	$27.45	$22.96	$16.91

Total Return (%) (b)	14.37	(8.95)	19.82	36.79	(36.51)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.77	0.83	0.78
Net ratio of expenses to average net assets (%) (c)	0.72	0.72	0.75	0.82	N/A
Ratio of net investment income to average net assets (%)	0.93	0.41	0.23	0.42	0.44
Portfolio turnover rate (%)	59	83	72	84	74
Net assets, end of period (in millions)	$1,410.36	$1,314.55	$649.68	$633.21	$209.25

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.52	$26.99	$22.59	$16.61	$26.28

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.18	0.03	(0.01)	0.03	0.05
Net realized and unrealized gain (loss) on investments	3.26	(2.50)	4.42	6.01	(9.68)

Total from investment operations	3.44	(2.47)	4.41	6.04	(9.63)

Less Distributions
Distributions from net investment income	(0.02)	0.00	(0.01)	(0.06)	(0.04)

Total distributions	(0.02)	0.00	(0.01)	(0.06)	(0.04)

Net Asset Value, End of Period	$27.94	$24.52	$26.99	$22.59	$16.61

Total Return (%) (b)	14.07	(9.15)	19.47	36.50	(36.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	1.02	1.08	1.03
Net ratio of expenses to average net assets (%) (c)	0.97	0.97	1.00	1.07	N/A
Ratio of net investment income (loss) to average net assets (%)	0.68	0.12	(0.03)	0.18	0.22
Portfolio turnover rate (%)	59	83	72	84	74
Net assets, end of period (in millions)	$164.97	$153.73	$145.40	$111.90	$63.61

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.73	$27.21	$22.77	$16.75	$26.50

Income (Loss) From Investment Operations
Net investment income (a)	0.21	0.06	0.02	0.05	0.07
Net realized and unrealized gain (loss) on investments	3.30	(2.52)	4.45	6.06	(9.75)

Total from investment operations	3.51	(2.46)	4.47	6.11	(9.68)

Less Distributions
Distributions from net investment income	(0.05)	(0.02)	(0.03)	(0.09)	(0.07)

Total distributions	(0.05)	(0.02)	(0.03)	(0.09)	(0.07)

Net Asset Value, End of Period	$28.19	$24.73	$27.21	$22.77	$16.75

Total Return (%) (b)	14.17	(9.06)	19.62	36.62	(36.63)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.92	0.98	0.93
Net ratio of expenses to average net assets (%) (c)	0.87	0.87	0.90	0.97	N/A
Ratio of net investment income to average net assets (%)	0.78	0.21	0.07	0.28	0.30
Portfolio turnover rate (%)	59	83	72	84	74
Net assets, end of period (in millions)	$41.88	$41.63	$51.90	$48.80	$30.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

MSF-12

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$11,358,091	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-13

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	Over $300 million and less than $1 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$956,314,300	$0	$1,051,889,040

During the year ended December 31, 2012, the Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $4,945,072 in sales of investments, which are included above.

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-14

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$4,614,492	$1,187,145	$—	$—	$—	$—	$4,614,492	$1,187,145

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$14,429,870	$—	$193,857,781	$(288,975,566)	$—	$(80,687,915)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, there were no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Total
$46,564,663	$155,558,760	$86,852,143	$288,975,566

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-15

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Legacy Large Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Legacy Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Legacy Large Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-18

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Legacy Large Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-19

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-20

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Legacy Large Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2012, and underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Legacy Large Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and below the Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MSF-21

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Legacy Large Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-22

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund
BlackRock Money Market Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%; respectively. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-month T-Bill Index1, returned 0.11% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (the Committee) of the U.S. Federal Reserve (the Fed) held the target federal funds rate steady at 0.00%-0.25% during 2012. However, the statement issued at the conclusion of the Committee’s regularly scheduled December meeting outlined two relatively notable changes to prior guidance. First, the Fed announced its intention to make monetary policy changes contingent upon reaching specific economic thresholds. This is a change from the current policy of providing date-specific forward guidance regarding the level of interest rates. Following the October meeting, the Fed indicated “exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.” The language contained in the December statement indicated that an “exceptionally low range for the federal funds rate will be appropriate at least as long as the unemployment rate remains above 6-1/2 percent, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2 percent longer-run goal, and longer-term inflation expectations continue to be well anchored.” Second, the Fed stated that it will continue to purchase longer-term U.S. Treasury securities after the expiration of its “Operation Twist,” at an initial pace of $45 billion per month. These purchases are in addition to the $40 billion per month purchase of mortgage-backed securities that the Fed had previously announced.

In Europe, the European Central Bank (ECB) President Mario Draghi, lowered the main Refinancing Rate to a record low of 0.75%, while also taking the drastic step of reducing the Effective Deposit Facility rate to zero percent. The ECB also announced a program of unlimited bond buying subject to various conditions. Investigations into London InterBank Offered Rate (LIBOR) manipulation continue as reform recommendations from the “Wheatley Report” were released. The report advocated for reform, saying there is a “clear case in favor of comprehensively reforming LIBOR, rather than replacing the benchmark.”

In February, Moody’s, the bond rating agency, announced a review of 17 banks and securities firms with global capital markets operations. In June, the agency concluded the last of its reviews. Moody’s provided a host of guidance from the onset and, as a result, the market had sufficient time to price in the downgrades, which were largely in line with expectations.

Reduced issuance in the money market space pressured LIBOR lower across the yield curve. At year-end, the LIBOR curve—as measured from 1 to 12 months—exhibited 64 basis points of positive slope. This compares to a slope of 83 basis points set at the beginning of the year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

We maintained a laddered portfolio structure for the majority of the year. As we approached year-end, we favored securities with maturity dates occurring past year-end to minimize reinvestment risk. Commercial paper and certificates of deposit due in approximately 30-185 days were added to the Portfolio throughout the period. The Portfolio also added to U.S. Treasury holdings based on their attractive valuation and the declining supply of eligible alternatives. Investments were also made in variable-rate bank obligations maturing in 6 to 13 months and indexed against either 1-month or 3-month LIBOR or the daily Federal Funds Effective Rate.

The average weighted maturity of the Portfolio stood at 57 days on December 31, 2012.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

1 The Bank of America/Merrill Lynch 3-Month Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.41
	Hypothetical*	0.28%	$1,000.00	$1,023.71	$1.42

Class B(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.41
	Hypothetical*	0.28%	$1,000.00	$1,023.71	$1.42

Class E(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.41
	Hypothetical*	0.28%	$1,000.00	$1,023.71	$1.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2012

Commercial Paper (a)—45.2% of Net Assets

Security Description	Principal Amount	Value*

Asset Backed—18.7%
Alpine Securitization Corp. 0.213%, 01/16/13	$20,000,000	$19,998,250
0.203%, 01/17/13	20,000,000	19,998,222
Chariot Funding, LLC 0.254%, 01/07/13	12,000,000	11,999,500
0.203%, 02/05/13	20,000,000	19,996,111
0.214%, 02/26/13	22,000,000	21,992,813
0.214%, 03/28/13	12,000,000	11,993,980
Gemini Securitization Corp., LLC 0.325%, 01/09/13	10,000,000	9,999,289
Jupiter Securitization Co., LLC 0.214%, 02/14/13	30,000,000	29,992,300
0.214%, 02/19/13	15,795,000	15,790,485
0.214%, 02/20/13	15,000,000	14,995,625
Liberty Street Funding, LLC 0.214%, 02/15/13	15,000,000	14,996,063
Nieuw Amsterdam Receivables Corp. 0.254%, 01/07/13	20,250,000	20,249,156
0.254%, 01/14/13	15,000,000	14,998,646
0.254%, 02/14/13	18,000,000	17,994,500
Thunder Bay Funding, LLC 0.203%, 01/22/13	6,555,000	6,554,235
Victory Receivables Corp. 0.264%, 01/02/13	5,000,000	4,999,964
0.275%, 01/04/13	20,000,000	19,999,550
0.214%, 01/08/13	3,700,000	3,699,849
0.214%, 01/14/13	10,000,000	9,999,242
0.224%, 01/28/13	15,000,000	14,997,525

		305,245,305

Asset Backed - Other—9.7%
Aspen Funding Corp. 0.305%, 02/25/13	15,023,000	15,016,114
0.305%, 03/04/13	15,000,000	14,992,250
Atlantis One Funding Corp. 0.244%, 02/19/13	8,973,000	8,970,069
0.244%, 02/26/13	10,000,000	9,996,267
0.478%, 03/07/13	15,000,000	14,987,271
Cancara Asset Securitisation, LLC 0.244%, 02/04/13	9,000,000	8,997,960
0.254%, 03/18/13	40,338,000	40,316,710
Fairway Finance Co., LLC 0.213%, 02/14/13	5,000,000	4,998,717
0.213%, 03/18/13	20,000,000	19,991,133
Northern Pines Funding, LLC 0.183%, 01/02/13	20,000,000	19,999,900

		158,266,391

Capital Markets—1.8%
State Street Corp. 0.224%, 01/08/13	20,000,000	19,999,144
0.224%, 01/10/13	10,000,000	9,999,450

		29,998,594

Commercial Banks—9.4%
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.152%, 01/02/13	$20,000,000	$19,999,917
Commonwealth Bank of Australia 0.351%, 01/14/13 (b)	10,000,000	10,000,000
0.214%, 02/21/13	15,000,000	14,995,538
DnB Bank ASA 0.214%, 01/28/13	4,400,000	4,399,307
ING U.S. Funding, LLC 0.254%, 02/25/13	8,000,000	7,996,944
National Australia Bank, Ltd. 0.203%, 01/14/13	25,000,000	24,998,194
Sumitomo Mitsui Banking Corp. 0.132%, 01/02/13	26,000,000	25,999,906
Svenska Handelsbanken, Inc. 0.244%, 01/17/13	15,000,000	14,998,400
Westpac Banking Corp. 0.508%, 04/02/13	14,500,000	14,481,674
0.488%, 08/09/13	15,000,000	14,956,000

		152,825,880

Diversified Financial Services—5.6%
BNZ International Funding, LLC 0.224%, 02/14/13	10,000,000	9,997,311
Mizuho Funding, LLC 0.285%, 03/05/13	10,000,000	9,995,100
0.280%, 03/28/13	20,000,000	19,986,861
Nordea North America, Inc. 0.244%, 01/15/13	15,000,000	14,998,600
0.224%, 02/01/13	26,850,000	26,844,914
0.305%, 05/16/13	10,000,000	9,988,750

		91,811,536

Total Commercial Paper (Identified Cost $738,147,706)		738,147,706

Certificate of Deposit—30.4%

Commercial Banks—30.4%
Australia & New Zealand Banking Group, Ltd. 0.400%, 10/17/18 (b)	10,000,000	10,000,000
Bank of Montreal 0.234%, 02/15/13	8,000,000	8,000,000
0.429%, 07/17/13 (b)	13,000,000	13,000,000
0.401%, 11/01/13	10,000,000	10,000,000
Bank of Nova Scotia 0.307%, 02/11/13	20,000,000	20,000,000
0.259%, 02/15/13 (b)	10,000,000	10,000,000
0.234%, 04/12/13	6,000,000	6,000,000
0.412%, 10/01/18	19,000,000	19,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.488%, 01/24/13	10,000,000	10,000,000
0.346%, 03/11/13	15,000,000	15,000,000
0.275%, 03/15/13	12,000,000	12,000,000
0.346%, 04/22/13	10,000,000	10,000,000

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2012

Certificate of Deposit—(Continued)

Security Description	Principal Amount	Value*

Commercial Banks—(Continued)
Canadian Imperial Bank of Commerce 0.397%, 09/25/13	$15,000,000	$15,000,000
Commonwealth Bank of Australia 0.362%, 11/01/13 (b)	16,500,000	16,500,000
Credit Suisse 0.325%, 02/04/13	15,000,000	15,000,000
HSBC Bank plc 0.610%, 04/05/13	10,000,000	10,000,000
JPMorgan Chase Bank N.A. 0.395%, 05/17/13 (b)	21,190,000	21,190,000
National Austrailia Bank, Ltd. 0.468%, 04/10/13	10,000,000	10,000,000
0.407%, 04/18/13	10,000,000	10,000,000
National Bank of Canada 0.307%, 01/11/13	10,000,000	10,000,000
Norinchukin Bank 0.173%, 01/03/13	35,000,000	35,000,000
0.170%, 01/04/13	20,000,000	20,000,000
0.163%, 01/07/13	10,000,000	10,000,000
Rabobank Nederland NV 0.425%, 01/18/13 (b)	15,000,000	15,000,000
0.418%, 06/18/13 (b)	12,000,000	12,000,000
0.313%, 10/29/13 (b)	29,000,000	29,000,000
Royal Bank of Canada 0.449%, 05/16/13 (b)	15,500,000	15,500,000
Skandinaviska Enskilda Banken AB 0.315%, 03/28/13	10,000,000	10,000,000
0.305%, 04/08/13	2,550,000	2,550,000
Sumitomo Mitsui Banking Corp. 0.325%, 02/01/13	10,000,000	10,000,000
0.397%, 02/13/13	20,000,000	20,000,000
TD Bank Financial Group 0.325%, 03/18/13	12,000,000	12,000,000
0.305%, 07/22/13	12,000,000	12,000,000
0.321%, 10/21/13 (b)	10,000,000	10,000,000
Westpac Banking Corp. 0.420%, 07/10/13 (b)	15,000,000	15,000,000
0.353%, 11/01/13 (b)	18,530,000	18,522,089

Total Certificate of Deposit (Identified Cost $497,262,089)		497,262,089

U.S. Treasury & Government Agencies (a)—24.4%
Security Description	Principal Amount	Value*

Federal Agencies—4.0%
Federal Home Loan Mortgage Corp. 0.386%, 01/24/13	$10,500,000	$10,499,733
0.427%, 09/03/13	15,000,000	14,997,969
0.214%, 09/13/13	39,300,000	39,283,357

		64,781,059

U.S. Treasury—20.4%
U.S. Treasury Bills 0.132%, 03/07/13	21,511,000	21,505,892
0.142%, 03/21/13	14,500,000	14,495,545
0.053%, 03/28/13	40,000,000	39,994,993
0.051%, 04/04/13	49,638,000	49,632,151
0.152%, 04/18/13	10,000,000	9,995,542
0.145%, 05/02/13	25,000,000	24,987,673
0.104%, 06/20/13	15,000,000	14,992,775
0.102%, 06/27/13	14,000,000	13,993,117
0.094%, 08/22/13	20,000,000	19,988,026
U.S. Treasury Notes 0.213%, 02/15/13	13,000,000	13,018,457
0.177%, 03/31/13	10,000,000	10,056,831
0.218%, 04/15/13	20,000,000	20,087,613
0.218%, 05/15/13	20,000,000	20,085,819
0.173%, 05/31/13	15,000,000	15,205,694
0.199%, 06/30/13	10,000,000	10,158,029
0.162%, 07/15/13	15,000,000	15,066,572
0.167%, 09/30/13	20,000,000	19,993,841

		333,258,570

Total U.S. Treasury & Government Agencies (Identified Cost $398,039,629)		398,039,629

Total Investments—100.0% (Identified Cost $1,633,449,424) (c)		1,633,449,424
Liabilities in excess of other assets		(650,564)

Net Assets—100.0%		$1,632,798,860

(a)	Rate shown reflects discount rate at the time of purchase unless otherwise noted.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(c)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,633,449,424.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Commercial Paper*	$—	$738,147,706	$—	$738,147,706
Total Certificate of Deposit*	—	497,262,089	—	497,262,089
Total U.S. Treasury & Government Agencies*	—	398,039,629	—	398,039,629
Total Investments	$—	$1,633,449,424	$—	$1,633,449,424

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at amortized cost		$1,633,449,424
Cash		334
Receivable for:
Fund shares sold		5,018,875
Interest		680,668

Total Assets		1,639,149,301
Liabilities
Payable for:
Fund shares redeemed	$6,012,188
Accrued expenses:
Management fees	154,608
Deferred trustees’ fees	48,204
Other expenses	135,441

Total Liabilities		6,350,441

Net Assets		$1,632,798,860

Net assets consists of:
Paid in surplus		$1,632,834,782
Undistributed net investment loss		(48,204)
Accumulated net realized gains		12,282

Net Assets		$1,632,798,860

Net Assets
Class A		$551,858,413
Class B		771,446,793
Class E		309,493,654
Capital Shares Outstanding (a)
Class A		5,518,568
Class B		7,714,500
Class E		3,094,942
Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

(a)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$4,766,545

Expenses
Management fees	$5,690,869
Distribution and service fees—Class B	1,914,271
Distribution and service fees—Class E	494,041
Administration fees	5,960
Trustees’ fees and expenses	43,725
Custodian and accounting	130,742
Audit and tax services	26,627
Legal	38,097
Shareholder reporting	175,796
Insurance	15,427
Miscellaneous	24,249

Total expenses	8,559,804
Less distribution and service fee waivers	(2,408,312)
Less management fee waivers	(1,384,947)	4,766,545

Net Investment Income		$0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Increase (decrease) in net assets from capital share transactions	(313,473,829)	30,779,092

Total increase (decrease) in net assets	(313,473,829)	30,779,092

Net Assets
Beginning of the period	1,946,272,689	1,915,493,597

End of the period	$1,632,798,860	$1,946,272,689

Undistributed Net Investment Loss
End of the period	$(48,204)	$(37,845)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,924,409	$292,440,214	4,420,692	$442,069,197
Redemptions	(4,484,216)	(448,421,558)	(4,471,455)	(447,145,542)

Net decrease	(1,559,807)	$(155,981,344)	(50,763)	$(5,076,345)

Class B
Sales	4,362,373	$436,236,871	7,996,674	$799,667,399
Redemptions	(5,294,949)	(529,494,843)	(7,285,914)	(728,591,414)

Net increase (decrease)	(932,576)	$(93,257,972)	710,760	$71,075,985

Class E
Sales	1,694,630	$169,462,443	2,872,693	$287,269,274
Redemptions	(2,336,970)	(233,696,956)	(3,224,898)	(322,489,822)

Net decrease	(642,340)	$(64,234,513)	(352,205)	$(35,220,548)

Increase (decrease) derived from capital share transactions		$(313,473,829)		$30,779,092

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.00	0.01	0.42	2.82

Total from investment operations	0.00	0.00	0.01	0.42	2.82

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.42)	(2.82)

Total distributions	0.00	0.00	(0.01)	(0.42)	(2.82)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	0.00	0.01	0.42	2.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	0.35	0.34	0.37	0.34
Net ratio of expenses to average net assets (%) (b)	0.28	0.26	0.30	0.36	0.34
Ratio of net investment income to average net assets (%)	0.00	0.00	0.01	0.45	2.79
Net assets, end of period (in millions)	$551.86	$707.84	$712.92	$1,023.82	$1,228.99

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income	0.00	0.00	0.00	0.25	2.57

Total from investment operations	0.00	0.00	0.00	0.25	2.57

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.25)	(2.57)

Total distributions	0.00	0.00	0.00	(0.25)	(2.57)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	0.00	0.00	0.25	2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.59	0.62	0.59
Net ratio of expenses to average net assets (%) (b)	0.28	0.26	0.31	0.54	0.59
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.26	2.45
Net assets, end of period (in millions)	$771.45	$864.70	$793.63	$992.91	$1,097.18

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00	0.00	0.00	0.31	2.67

Total from investment operations	0.00	0.00	0.00	0.31	2.67

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.31)	(2.67)

Total distributions	0.00	0.00	0.00	(0.31)	(2.67)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	0.00	0.00	0.30	2.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.51	0.52	0.49
Net ratio of expenses to average net assets (%) (b)	0.28	0.26	0.34	0.48	0.49
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.35	2.64
Net assets, end of period (in millions)	$309.49	$373.73	$408.95	$9.96	$12.39

(a)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(b)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution & service fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Trustees (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$5,690,869	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee (“12b-1 expenses”) to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per Annum Reduction	Average daily net assets
0.025%	Of the first $1 billion

For the period May 1, 2011 through April 29, 2012, an identical expense agreement was in place. Pursuant to the expense agreement, $250,000 was waived for the year ended December 31, 2012 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the year ended December 31, 2012, $2,408,312 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $1,914,271 and Class E shares waived $494,041. In addition, during the year ended December 31, 2012, $1,134,947 of management fees were voluntarily waived and are included in the management fee waivers shown in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Income Tax Information

There were no distributions paid for the periods ended December 31, 2012 and 2011.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$12,282	$—	$—	$—	$12,282

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-13

Metropolitan Series Fund

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-14

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-16

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Money Market Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-17

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-18

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Money Market Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2012, and outperformed its Lipper Index for the five-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Merrill Lynch 3-Month Treasury Bills Index, for the one- and three-year periods ended October 31, 2012, and outperformed its benchmark for the five-year period ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Money Market Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MSF-19

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Money Market Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-20

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund
Davis Venture Value Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Davis Venture Value Portfolio

Managed By Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 12.86%, 12.62%, and 12.70%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 16.00% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The S&P 500 Index turned in a strong performance with individual sectors within the Index increasing by as much as 29% (Financials) or as little as 1% (Utilities) for the period ended December 31, 2012. The sectors that posted in the strongest performance over the period were Financials and Consumer Discretionary. The sectors within the Index that performed the weakest performance (but still positive in absolute terms) were Utilities and Energy. In a demand-constrained world, future U.S. economic growth may be slow and uneven as the economy deals with the downside risks of a full-blown European sovereign debt/banking crisis, a housing-related Chinese slowdown, and unaddressed U.S. fiscal imbalances.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Energy companies were the most important detractor from the Portfolio’s performance both on an absolute basis and relative to the Index for the one year period. The Portfolio’s Energy companies underperformed the corresponding sector within the Index and had a lower relative average weighting in this weaker performing sector. Canadian Natural Resources (Canada), Occidental Petroleum, OGX Petroleo e Gas Participacoes (Brazil), and Devon Energy were among the most significant detractors from performance.

Consumer Discretionary companies contributed to the Portfolio’s absolute performance, but detracted from performance relative to the Index. The Portfolio’s Consumer Discretionary companies under-performed the corresponding sector within the Index and had a lower relative average weighting in this stronger performing sector. Walt Disney was among the most important contributors to performance. Groupon and Bed Bath & Beyond were among the most important detractors from performance.

Financial companies were the most important contributor to the Portfolio’s absolute performance, but detracted from performance relative to the Index. The Portfolio’s Financial companies underperformed the corresponding sector within the Index, but benefited from a higher relative average weighting in this stronger performing sector. Wells Fargo, Bank of New York Mellon, American Express, and Berkshire Hathaway were among the most important contributors to performance. Julius Baer Group (Switzerland) and Fairfax Financial Holdings (Canada) were among the most important detractors from performance.

Consumer Staples companies were important contributors to the Portfolio’s performance on both an absolute basis and relative to the Index. The Portfolio’s Consumer Staple companies outperformed the corresponding sector within the Index, but had a higher relative average weighting in this weaker performing sector. Costco Wholesale and CVS Caremark were among the most important contributors to performance.

The Portfolio had approximately 14% of its assets invested in foreign companies (including American Depositary Receipts) at December 31, 2012. As a whole, these companies underperformed the domestic companies held by the Portfolio.

Market conditions may vary from period to period, yet the core tenets of the Davis Investment Discipline and approach remain the same. We start with the premise that stocks represent fractional ownership in real businesses. We seek to purchase durable businesses at value prices and hold them for the long term. We believe that owning shares of well-managed businesses with attractive reinvestment rates, purchased at reasonable valuations and held for years to allow the power of compounding to work, is a reliable method for building capital over long investment horizons. During the year, EOG Resources, Occidental Petroleum, and Canadian Natural Resources (Canada) dropped out of the Portfolio’s top 10 holdings from 2011. Two of these three companies remain among the Portfolio’s top 15 holdings. At year end, Berkshire Hathaway, Bed Bath & Beyond, and Monsanto are new top 10 holdings.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Davis Venture Value Portfolio
Class A	12.86	-0.58	6.56
Class B	12.62	-0.83	6.30
Class E	12.70	-0.74	6.40
S&P 500 Index	16.00	1.66	7.10

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
CVS Caremark Corp.	6.4
Wells Fargo & Co.	6.4
American Express Co.	6.0
The Bank of New York Mellon Corp.	5.6
Google, Inc. (Class A)	4.5
Berkshire Hathaway, Inc. (Class A)	3.8
Costco Wholesale Corp.	3.3
Bed Bath & Beyond, Inc.	3.2
Monsanto Co.	3.0
Loews Corp.	2.9

Top Sectors

% of Net Assets
Financials	36.8
Consumer Staples	14.5
Information Technology	9.8
Consumer Discretionary	9.4
Materials	8.6
Energy	8.1
Industrials	4.8
Cash & Cash Equivalents	3.5
Health Care	3.4
Telecommunications	0.3

MSF-2

Metropolitan Series Fund

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.68%	$1,000.00	$1,055.60	$3.51
	Hypothetical*	0.68%	$1,000.00	$1,021.68	$3.46

Class B(a)	Actual	0.93%	$1,000.00	$1,054.30	$4.80
	Hypothetical*	0.93%	$1,000.00	$1,020.41	$4.72

Class E(a)	Actual	0.83%	$1,000.00	$1,054.90	$4.29
	Hypothetical*	0.83%	$1,000.00	$1,020.91	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—95.7% of Net Assets

Security Description	Shares	Value*

Automobiles—0.4%
Harley-Davidson, Inc.	326,670	$15,954,563

Beverages—3.5%
Diageo plc (ADR)	380,458	44,353,793
Heineken Holding NV (EUR)	535,298	29,321,866
The Coca-Cola Co.	1,445,920	52,414,600

		126,090,259

Capital Markets—8.5%
Ameriprise Financial, Inc.	194,936	12,208,842
Julius Baer Group, Ltd. (CHF)	1,449,305	52,144,027
The Bank of New York Mellon Corp.	7,913,894	203,387,076
The Charles Schwab Corp. (a)	1,713,813	24,610,355
The Goldman Sachs Group, Inc.	126,460	16,131,237

		308,481,537

Chemicals—6.8%
Air Products & Chemicals, Inc.	501,025	42,096,121
Ecolab, Inc.	541,398	38,926,516
Monsanto Co.	1,156,280	109,441,902
Potash Corp. of Saskatchewan, Inc.	700,088	28,486,581
Praxair, Inc.	272,425	29,816,916

		248,768,036

Commercial Banks—6.4%
Wells Fargo & Co.	6,798,486	232,372,251

Commercial Services & Supplies—0.9%
Iron Mountain, Inc.	1,028,902	31,947,407

Computers & Peripherals—0.3%
Hewlett-Packard Co. (a)	775,940	11,057,145

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	141,306	13,322,330

Consumer Finance—6.0%
American Express Co.	3,816,524	219,373,800

Diversified Financial Services—1.1%
CME Group, Inc.	150,425	7,628,052
JPMorgan Chase & Co.	705,832	31,035,433

		38,663,485

Electrical Equipment—0.4%
Emerson Electric Co.	289,670	15,340,923

Energy Equipment & Services—1.3%
Schlumberger, Ltd.	365,240	25,307,480
Transocean, Ltd.	450,073	20,095,759

		45,403,239

Food & Staples Retailing—10.0%
Costco Wholesale Corp.	1,209,160	119,428,733
CVS Caremark Corp.	4,807,611	232,447,992

Food & Staples Retailing—(Continued)
Sysco Corp. (a)	394,030	$12,474,990

		364,351,715

Food Products—0.2%
Nestle S.A. (CHF)	119,047	7,758,783

Health Care Providers & Services—3.0%
Express Scripts Holding Co. (b)	1,947,909	105,187,086
Laboratory Corp. of America Holdings (b)	58,540	5,070,735

		110,257,821

Household Durables—0.1%
Hunter Douglas NV (EUR) (a)	126,751	4,924,892

Insurance—13.3%
ACE, Ltd.	439,073	35,038,025
Alleghany Corp. (b)	151,075	50,673,577
Berkshire Hathaway, Inc. (Class A) (a) (b)	1,020	136,741,200
Everest Re Group, Ltd.	184,960	20,336,352
Fairfax Financial Holdings, Ltd.	57,545	20,773,745
Fairfax Financial Holdings, Ltd. (144A) (CAD) (a)	17,220	6,207,129
Loews Corp.	2,586,337	105,393,233
Markel Corp. (b)	12,970	5,621,457
The Progressive Corp. (a)	4,847,271	102,277,418

		483,062,136

Internet & Catalog Retail—1.7%
Groupon, Inc. (a) (b)	1,330,550	6,493,084
Liberty Interactive Corp. (Series A) (b)	1,012,550	19,926,984
Liberty Ventures (Series A) (b)	68,098	4,614,320
Netflix, Inc. (a) (b)	344,260	31,940,443

		62,974,831

Internet Software & Services—4.5%
Google, Inc. (Class A) (b)	231,142	163,965,201

IT Services—1.1%
International Business Machines Corp.	69,340	13,282,077
Visa, Inc. (Class A) (a)	174,740	26,487,089

		39,769,166

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	287,100	11,753,874

Machinery—1.0%
PACCAR, Inc. (a)	813,360	36,772,006

Marine—1.2%
Kuehne & Nagel International AG (CHF)	347,881	42,337,390

Media—2.3%
Grupo Televisa S.A.B. (ADR)	242,700	6,450,966
The Walt Disney Co.	1,547,750	77,062,472

		83,513,438

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—1.4%
BHP Billiton plc (GBP)	703,422	$24,717,898
Rio Tinto plc (GBP)	453,132	26,405,113

		51,123,011

Oil, Gas & Consumable Fuels—6.8%
Canadian Natural Resources, Ltd. (a)	3,295,570	95,143,106
Devon Energy Corp. (a)	578,264	30,092,858
EOG Resources, Inc.	296,440	35,806,988
Occidental Petroleum Corp.	1,130,240	86,587,686

		247,630,638

Personal Products—0.2%
Natura Cosmeticos S.A. (BRL)	219,600	6,301,175

Real Estate Management & Development—1.7%
Brookfield Asset Management, Inc.	673,806	24,694,990
Hang Lung Group, Ltd. (HKD) (a)	6,151,200	35,239,333

		59,934,323

Semiconductors & Semiconductor Equipment—1.3%
Intel Corp.	530,770	10,949,785
Texas Instruments, Inc.	1,183,793	36,626,556

		47,576,341

Software—2.5%
Activision Blizzard, Inc. (a)	1,953,615	20,747,391
Microsoft Corp.	1,293,750	34,581,938
Oracle Corp.	1,120,360	37,330,395

		92,659,724

Specialty Retail—4.6%
Bed Bath & Beyond, Inc. (a) (b)	2,056,682	114,989,091
CarMax, Inc. (a) (b)	1,070,327	40,180,076
Tiffany & Co. (a)	197,960	11,351,026

		166,520,193

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A. (CHF)	100,025	7,998,346

Tobacco—0.7%
Philip Morris International, Inc.	300,563	25,139,089

Transportation Infrastructure—1.3%
China Merchants Holdings International Co., Ltd. (HKD) (a)	14,948,706	48,681,423

Wireless Telecommunication Services—0.3%
América Movil S.A.B. de C.V. (ADR)	400,200	9,260,628

Total Common Stock (Identified Cost $2,778,479,451)		3,481,041,119

Convertible Bonds & Notes—0.0%
Security Description	Shares/ Principal Amount	Value*

Paper & Forest Products—0.0%
Sino-Forest Corp. (144A)
5.000%, 08/01/13 (c)	$5,844,000	$814,507

Total Convertible Bonds & Notes (Identified Cost $5,844,000)		814,507

Short Term Investments—8.4%

Commercial Paper—3.9%
Bank of Nova Scotia
0.110%, 01/04/13	22,000,000	21,999,798
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.140%, 01/07/13	22,030,000	22,029,486
0.170%, 01/02/13	29,295,000	29,294,862
0.170%, 01/03/13	44,909,000	44,908,576
Prudential Financial, Inc.
0.250%, 01/02/13	25,000,000	24,999,826

		143,232,548

Mutual Funds—4.5%
State Street Navigator Securities Lending Prime Portfolio (d)	162,239,665	162,239,665

Total Short Term Investments (Identified Cost $305,472,213)		305,472,213

Total Investments—104.1% (Identified Cost $3,089,795,664) (e)		3,787,327,839
Liabilities in excess of other assets		(150,265,247)

Net Assets—100.0%		$3,637,062,592

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $161,176,614 and the collateral received consisted of cash in the amount of $162,239,665 and non-cash collateral with a value of $483,078. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $3,074,770,251. The aggregate unrealized appreciation and depreciation of investments was $788,169,192 and $(75,611,604), respectively, resulting in net unrealized appreciation of $712,557,588 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2012

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $7,021,636, which is 0.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Automobiles	$15,954,563	$—	$—	$15,954,563
Beverages	96,768,393	29,321,866	—	126,090,259
Capital Markets	256,337,510	52,144,027	—	308,481,537
Chemicals	248,768,036	—	—	248,768,036
Commercial Banks	232,372,251	—	—	232,372,251
Commercial Services & Supplies	31,947,407	—	—	31,947,407
Computers & Peripherals	11,057,145	—	—	11,057,145
Construction Materials	13,322,330	—	—	13,322,330
Consumer Finance	219,373,800	—	—	219,373,800
Diversified Financial Services	38,663,485	—	—	38,663,485
Electrical Equipment	15,340,923	—	—	15,340,923
Energy Equipment & Services	45,403,239	—	—	45,403,239
Food & Staples Retailing	364,351,715	—	—	364,351,715
Food Products	—	7,758,783	—	7,758,783
Health Care Providers & Services	110,257,821	—	—	110,257,821
Household Durables	—	4,924,892	—	4,924,892
Insurance	483,062,136	—	—	483,062,136
Internet & Catalog Retail	62,974,831	—	—	62,974,831
Internet Software & Services	163,965,201	—	—	163,965,201
IT Services	39,769,166	—	—	39,769,166
Life Sciences Tools & Services	11,753,874	—	—	11,753,874
Machinery	36,772,006	—	—	36,772,006
Marine	—	42,337,390	—	42,337,390
Media	83,513,438	—	—	83,513,438
Metals & Mining	—	51,123,011	—	51,123,011
Oil, Gas & Consumable Fuels	247,630,638	—	—	247,630,638
Personal Products	—	6,301,175	—	6,301,175

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$24,694,990	$35,239,333	$—	$59,934,323
Semiconductors & Semiconductor Equipment	47,576,341	—	—	47,576,341
Software	92,659,724	—	—	92,659,724
Specialty Retail	166,520,193	—	—	166,520,193
Textiles, Apparel & Luxury Goods	—	7,998,346	—	7,998,346
Tobacco	25,139,089	—	—	25,139,089
Transportation Infrastructure	—	48,681,423	—	48,681,423
Wireless Telecommunication Services	9,260,628	—	—	9,260,628
Total Common Stock	3,195,210,873	285,830,246	—	3,481,041,119
Total Convertible Bonds & Notes*	—	814,507	—	814,507
Short Term Investments
Commercial Paper	—	143,232,548	—	143,232,548
Mutual Funds	162,239,665	—	—	162,239,665
Total Short Term Investments	162,239,665	143,232,548	—	305,472,213
Total Investments	$3,357,450,538	$429,877,301	$—	$3,787,327,839

Collateral for Securities Loaned (Liability)	$—	$(162,239,665)	$—	$(162,239,665)

*	See Schedule of Investments for additional detailed categorizations.

The following table details transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$0	$4,268,970	$4,268,970	$0

Transfers from Level 1 to Level 2 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2011	$1,820,829
Transfers into Level 3	0
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized loss	(41,734,297)
Change in unrealized depreciation	39,913,468
Security purchases	0
Security sales	0
Balance as of December 31, 2012	$0

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Davis Venture Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$3,787,327,839
Cash		1,211
Receivable for:
Securities sold		12,413,682
Fund shares sold		685,917
Interest and dividends		1,496,739
Foreign taxes		1,475,854

Total Assets		3,803,401,242
Liabilities
Payable for:
Fund shares redeemed	$1,448,789
Foreign taxes	52,182
Collateral for securities loaned	162,239,665
Accrued expenses:
Management fees	2,003,128
Distribution and service fees	248,463
Deferred trustees’ fees	49,485
Other expenses	296,938

Total Liabilities		166,338,650

Net Assets		$3,637,062,592

Net assets consists of:
Paid in surplus		$2,807,217,289
Undistributed net investment income		48,881,396
Accumulated net realized gains		83,430,277
Unrealized appreciation on investments and foreign currency transactions		697,533,630

Net Assets		$3,637,062,592

Net Assets
Class A		$2,098,188,488
Class B		638,188,117
Class E		900,685,987
Capital Shares Outstanding (c)
Class A		63,178,127
Class B		19,352,105
Class E		27,266,759
Net Asset Value, Offering and Redemption Price Per Share
Class A		$33.21
Class B		32.98
Class E		33.03

(a)	Identified cost of investments was $3,089,795,664.
(b)	Includes securities on loan with a value of $161,176,614.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$79,126,872
Securities lending income		1,257,576
Interest		249,142

		80,633,590
Expenses
Management fees	$26,066,978
Distribution and service fees—Class B	1,616,876
Distribution and service fees—Class E	1,417,872
Administration fees	12,914
Trustees’ fees and expenses	44,872
Custodian and accounting	420,002
Audit and tax services	36,124
Legal	43,161
Shareholder reporting	468,745
Insurance	32,586
Miscellaneous	37,499

Total expenses	30,197,629
Less broker commission recapture	(71,692)
Less management fee waivers	(1,862,500)	28,263,437

Net Investment Income		52,370,153

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	188,625,790
Foreign currency transactions	(116,095)	188,509,695

Net change in unrealized appreciation on:
Investments	205,414,602
Foreign currency transactions	12,689	205,427,291

Net realized and unrealized gain		393,936,986

Net Increase in Net Assets From Operations		$446,307,139

(a)	Net of foreign taxes of $1,147,112.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,370,153	$37,778,399
Net realized gain	188,509,695	222,003,316
Net change in unrealized appreciation (depreciation)	205,427,291	(410,064,296)

Increase (decrease) in net assets from operations	446,307,139	(150,282,581)

From Distributions to Shareholders
Net investment income
Class A	(17,983,910)	(27,411,242)
Class B	(3,907,446)	(5,433,795)
Class E	(6,686,295)	(10,073,584)

Total distributions	(28,577,651)	(42,918,621)

Decrease in net assets from capital share transactions	(387,938,166)	(222,113,223)

Total increase (decrease) in net assets	29,791,322	(415,314,425)

Net Assets
Beginning of the period	3,607,271,270	4,022,585,695

End of the period	$3,637,062,592	$3,607,271,270

Undistributed Net Investment Income
End of the period	$48,881,396	$24,548,345

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	921,596	$29,348,079	5,746,968	$181,128,616
Reinvestments	562,173	17,983,910	843,163	27,411,242
Redemptions	(7,082,648)	(228,153,429)	(15,018,492)	(480,539,294)

Net decrease	(5,598,879)	$(180,821,440)	(8,428,361)	$(271,999,436)

Class B
Sales	516,866	$16,351,213	4,643,087	$149,127,091
Reinvestments	122,798	3,907,446	167,969	5,433,795
Redemptions	(2,716,476)	(86,528,176)	(2,502,314)	(75,464,484)

Net increase (decrease)	(2,076,812)	$(66,269,517)	2,308,742	$79,096,402

Class E
Sales	1,044,634	$33,142,403	3,356,741	$103,244,959
Reinvestments	209,931	6,686,295	311,201	10,073,584
Redemptions	(5,685,296)	(180,675,907)	(4,669,234)	(142,528,732)

Net decrease	(4,430,731)	$(140,847,209)	(1,001,292)	$(29,210,189)

Decrease derived from capital share transactions		$(387,938,166)		$(222,113,223)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.67	$31.25	$28.17	$21.72	$36.44

Income (Loss) From Investment Operations
Net investment income (a)	0.48	0.33	0.28	0.25	0.39
Net realized and unrealized gain (loss) on investments	3.33	(1.56)	3.09	6.57	(14.52)

Total from investment operations	3.81	(1.23)	3.37	6.82	(14.13)

Less Distributions
Distributions from net investment income	(0.27)	(0.35)	(0.29)	(0.37)	(0.42)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.17)

Total distributions	(0.27)	(0.35)	(0.29)	(0.37)	(0.59)

Net Asset Value, End of Period	$33.21	$29.67	$31.25	$28.17	$21.72

Total Return (%) (b)	12.86	(4.03)	12.00	31.99	(39.35)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.73	0.74	0.73
Net ratio of expenses to average net assets (%) (c)	0.68	0.68	0.68	0.69	N/A
Ratio of net investment income to average net assets (%)	1.50	1.06	0.99	1.06	1.30
Portfolio turnover rate (%)	16	19	19	24	23
Net assets, end of period (in millions)	$2,098.19	$2,040.44	$2,412.39	$2,472.84	$1,949.36

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.46	$31.04	$28.00	$21.58	$36.20

Income (Loss) From Investment Operations
Net investment income (a)	0.40	0.24	0.21	0.18	0.32
Net realized and unrealized gain (loss) on investments	3.31	(1.54)	3.06	6.54	(14.44)

Total from investment operations	3.71	(1.30)	3.27	6.72	(14.12)

Less Distributions
Distributions from net investment income	(0.19)	(0.28)	(0.23)	(0.30)	(0.33)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.17)

Total distributions	(0.19)	(0.28)	(0.23)	(0.30)	(0.50)

Net Asset Value, End of Period	$32.98	$29.46	$31.04	$28.00	$21.58

Total Return (%) (b)	12.62	(4.27)	11.71	31.65	(39.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.98	0.99	0.98
Net ratio of expenses to average net assets (%) (c)	0.93	0.93	0.93	0.94	N/A
Ratio of net investment income to average net assets (%)	1.25	0.80	0.75	0.79	1.06
Portfolio turnover rate (%)	16	19	19	24	23
Net assets, end of period (in millions)	$638.19	$631.39	$593.59	$492.59	$331.67

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Davis Venture Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.51	$31.09	$28.04	$21.61	$36.25

Income (Loss) From Investment Operations
Net investment income (a)	0.43	0.28	0.24	0.21	0.34
Net realized and unrealized gain (loss) on investments	3.31	(1.55)	3.06	6.54	(14.45)

Total from investment operations	3.74	(1.27)	3.30	6.75	(14.11)

Less Distributions
Distributions from net investment income	(0.22)	(0.31)	(0.25)	(0.32)	(0.36)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.17)

Total distributions	(0.22)	(0.31)	(0.25)	(0.32)	(0.53)

Net Asset Value, End of Period	$33.03	$29.51	$31.09	$28.04	$21.61

Total Return (%) (b)	12.70	(4.18)	11.82	31.83	(39.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.88	0.89	0.88
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.83	0.84	N/A
Ratio of net investment income to average net assets (%)	1.34	0.90	0.85	0.90	1.14
Portfolio turnover rate (%)	16	19	19	24	23
Net assets, end of period (in millions)	$900.69	$935.44	$1,016.61	$887.26	$662.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Davis Venture Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

MSF-13

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$26,066,978	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period October 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$548,608,826	$0	$904,818,990

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-15

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$28,577,651	$42,918,621	$—	$—	$—	$—	$28,577,651	$42,918,621

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$51,780,875	$65,554,870	$712,559,043	$—	$—	$829,894,788

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-16

Metropolitan Series Fund

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Davis Venture Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davis Venture Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Venture Value Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-19

Metropolitan Series Fund

Davis Venture Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Davis Venture Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-20

Metropolitan Series Fund

Davis Venture Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-21

Metropolitan Series Fund

Davis Venture Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Davis Venture Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2012 and outperformed its Lipper Index for the five-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Davis Venture Value Portfolio, the Board considered that the Portfolio’s actual management fees were slightly above the Expense Group median, and below the Expense Universe median and Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MSF-22

Metropolitan Series Fund

Davis Venture Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Davis Venture Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-23

Metropolitan Series Fund

Davis Venture Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

Metropolitan Series Fund
FI Value Leaders Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

FI Value Leaders Portfolio

Managed By Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned 15.77%, 15.47%, 15.65%, and 15.59%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.51% over the same period.

MARKET ENVIRONMENT/CONDITIONS

For the year, the broad market, as measured by the S&P 500 Index, rose 16.0%, with all ten sectors rising during the period. Outside of the large cap area, indexes also rose with small and mid caps rising 16.4% and 17.3%, as measured by the Russell 2000 Index and Russell Midcap Index, respectively. The difference across style was more pronounced, with value outperforming growth regardless of capitalization. The Russell 1000 Value outperformed the Russell 1000 Growth by 2.25%. Overall, U.S. equities posted strong gains in 2012 across the board. All major categories were strong and exhibited narrow performance dispersion among them, though mid caps, value stocks, and especially Real Estate Investment Trusts (“REITs”) outpaced large caps and growth stocks for the year. From a sector perspective, Financials and Consumer Discretionary stocks were the strongest performers for the year, boosted by positive dynamics in the housing and credit markets. Other sector returns were generally clustered near the overall market return, with Energy and Utilities lagging.

Within the Financials sector, the larger banks led the way for the year with Bank of America and Citigroup rising 109% and 50% respectively. In the Consumer Discretionary space, media companies such as Viacom and Comcast were strong performers during the year, and renewed signs of strength in the housing market led the housing-linked names such as Home Depot and Lowes higher.

The markets continued to be extremely sentiment driven throughout 2012. Since 2011, continued indecisive fiscal policy debates clouded visibility on tax rates, created concern about Washington’s ability to deal with debt problems, and generally weighed on economic activity and investor sentiment. In 2013, additional deadlines have the potential to generate market volatility but also to spur significant action that could mitigate uncertainty. Company fundamentals remained stable in 2012, as corporate earnings exhibited moderate positive growth and valuations remained attractive versus historical levels and other asset classes. Additionally, after hitting record-high performance correlations among U.S. stocks during 2011, 2012 experienced a decline to lower levels. The somewhat less macro-driven environment, especially towards the end of 2012, allowed fundamentals to return as bigger drivers of relative equity performance and drove a better stock picking environment relative to 2011.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the year. Stock selection in the Telecommunication Services and Industrials sectors detracted the most from relative performance. Within the Telecommunication Services sector, the overweight in wireless operator NII Holdings and underweight in wireless communications provider Sprint Nextel were significant performance detractors. Shares of NII Holdings fell after the company reported multiple quarterly earnings reports that missed consensus estimates due to weak foreign currency exchange rates, lower average revenue per user, and higher operating expenses from the third generation (3G) network roll out. Shares of Sprint rose after the company reported quarterly earnings that beat consensus estimates and increased its full-year guidance, thanks to better than expected sales and lower network vision costs. Sprint shares rose again after the company agreed to a merge with Japanese bank Softbank which will give Softbank a majority stake in the U.S. carrier in exchange for $20.1 billion. The deal enables Sprint to enhance its mobile network and strengthen its balance sheet.

In the Industrials sector, the overweights in mining equipment manufacturer Joy Global and equipment manufacturer Caterpillar were significant performance detractors. Despite reporting better-than-expected first-quarter earnings, Caterpillar declined amid investor concerns after the company announced slowing growth in dealer sales during April, with the sharpest deceleration coming in the Asia Pacific region. Caterpillar shares rose slightly towards the end of the year after the company disclosed plans to pull forward equity dividend payments, anticipating the move will save shareholders roughly $30 million. Joy Global shares dropped as the company reported quarterly earnings that missed consensus estimates, as unseasonably warm weather reduced demand for coal.

Among individual holdings, the overweights in personal computer maker Hewlett-Packard and oil company Occidental Petroleum were the major detractors from relative performance. Shares of Hewlett-Packard fell more than 43% after the company reported multiple quarterly earnings reports that missed analyst expectations due to $9.2 billion in write-downs from its acquisition of Electronic Data Systems in 2008 and the impact of hard drive shortages on its computer business. Shares of Occidental Petroleum dropped as the company warned investors of lower Colombian output due to repeated pipeline disruptions by insurgent activity. Shares fell again later in the year as investors worried about storm damage from Hurricane Isaac.

Stock selection in the Consumer Staples and Health Care sectors were the main contributors to Portfolio performance. Within the Consumer Staples sector, the underweight in household products company Procter & Gamble and overweight in food and beverage company Kraft Foods were key contributors to relative performance. Procter & Gamble shares gained as the company reported quarterly earnings that beat consensus estimates and exceeded management’s previous pre-announcement. Increased pricing and strength in Procter & Gamble’s Healthcare and Fabric & Homecare segments offset modest weakness in the Beauty and Grooming segments. Kraft Foods shares rose after the company separated from its global snack operations company, Mondelez International. Kraft Foods’ whose brands now include Maxwell House Coffee, Oscar Mayer, and Kraft cheese, said the split will allow each company to adopt a structure that would allow it to better tackle its objectives.

MSF-1

Metropolitan Series Fund

FI Value Leaders Portfolio

Managed By Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

Within the Health Care sector, the overweights in biotechnology company Amgen and pharmacy benefits manager Express Scripts contributed to relative performance. Amgen shares rose 38% as the company reported quarterly earnings that beat consensus estimates on strong sales of its drug Xgeva, used in the treatment of symptoms related to bone tumors. Shares rose again after the company’s Board raised its dividend by approximately 31% for the first quarter of 2013 and authorized an additional $2 billion for share repurchases as the drug company aims to boost shareholder value. Shares of Express Scripts gained on news the company reached an agreement with pharmacy chain Walgreen to fill prescriptions from customers in the Express Scripts network, ending the costly impasse between the two companies.

Among the individual holdings, the overweights in petroleum producer Marathon Petroleum and entertainment company Walt Disney were among the largest contributors to relative performance. Marathon Petroleum shares rose 93% after the company reported two quarterly earnings that beat Wall Street expectations and after its Board authorized an $850 million share repurchase plan. The company’s performance was mainly driven by lower crude costs and an increase in overall refining capacity. Disney shares gained 41% after reporting multiple strong earnings reports and successful sales from movie “The Avengers”.

The Portfolio is invested in stocks that are trading at material discounts to our assessment of their worth. As always, we continue to look to own companies with strong balance sheets and undervalued earnings power. Recent weakness in Europe and slowing growth in China has been a source of volatility and uncertainty but we believe that, ultimately, the underlying value of the stocks in the Portfolio will be reflected in their prices.

In the Materials sector, the Portfolio was overweight select chemical companies with attractive valuations and strong competitive positions, particularly in an environment of low natural gas prices. Within the Energy sector, the Portfolio was overweight select exploration & production companies where the deviation of stock prices from value became unusually large last year. In the Financial sector, the Portfolio was overweight select large diversified financial services companies which traded at historically low valuations despite benefitting from increased pricing power and decreased competition in the wake of the financial crisis. These companies have seen higher profits in traditional banking services along with improved balance sheet strength and a decline in risk-taking. The Portfolio was underweight REITs, which we believed more than reflected their intrinsic valuations. The Portfolio was also overweight select Information Technology companies which traded at lower valuations than most despite having resilient earnings streams that are growing.

Ciaran O’Neill

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
FI Value Leaders Portfolio
Class A	15.77	-1.53	5.61	—
Class B	15.47	-1.78	5.37	—
Class D	15.65	-1.63	—	-0.09
Class E	15.59	-1.67	5.45	—
Russell 1000 Value Index	17.51	0.59	7.38	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/30/93, 7/30/02, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.2
Pfizer, Inc.	3.6
Wells Fargo & Co.	3.4
Berkshire Hathaway, Inc. (Class B)	3.4
Exxon Mobil Corp.	3.1
Citigroup, Inc.	2.9
Occidental Petroleum Corp.	2.3
CVS Caremark Corp.	2.3
Cisco Systems, Inc.	2.1
Lowe’s Cos., Inc.	1.9

Top Sectors

% of Net Assets
Financials	29.9
Energy	16.0
Health Care	11.1
Industrials	8.5
Consumer Discretionary	8.0
Information Technology	7.7
Consumer Staples	5.8
Utilities	4.7
Materials	4.2
Telecommunications	3.8

MSF-3

Metropolitan Series Fund

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.77%	$1,000.00	$1,086.20	$4.04
	Hypothetical*	0.77%	$1,000.00	$1,021.22	$3.91

Class B	Actual	1.02%	$1,000.00	$1,084.80	$5.35
	Hypothetical*	1.02%	$1,000.00	$1,019.95	$5.18

Class D	Actual	0.87%	$1,000.00	$1,085.70	$4.56
	Hypothetical*	0.87%	$1,000.00	$1,020.71	$4.42

Class E	Actual	0.92%	$1,000.00	$1,085.30	$4.82
	Hypothetical*	0.92%	$1,000.00	$1,020.46	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—99.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
Precision Castparts Corp.	10,890	$2,062,784
United Technologies Corp.	72,130	5,915,381

		7,978,165

Auto Components—0.7%
Delphi Automotive plc (a)	74,700	2,857,275

Biotechnology—1.2%
Gilead Sciences, Inc. (a)	65,640	4,821,258

Capital Markets—3.6%
BlackRock, Inc.	15,680	3,241,213
Invesco, Ltd.	193,600	5,051,024
The Bank of New York Mellon Corp.	232,960	5,987,071

		14,279,308

Chemicals—3.6%
Ashland, Inc.	70,970	5,706,698
CF Industries Holdings, Inc.	18,390	3,736,112
LyondellBasell Industries NV	83,200	4,749,888

		14,192,698

Commercial Banks—7.2%
M&T Bank Corp.	35,290	3,475,006
PNC Financial Services Group, Inc.	110,940	6,468,911
SunTrust Banks, Inc.	114,520	3,246,642
Synovus Financial Corp. (b)	854,420	2,093,329
Wells Fargo & Co.	399,080	13,640,555

		28,924,443

Communications Equipment—3.0%
Cisco Systems, Inc.	439,980	8,645,607
QUALCOMM, Inc.	55,800	3,460,716

		12,106,323

Computers & Peripherals—2.2%
Apple, Inc.	12,040	6,417,681
NCR Corp. (a)	98,300	2,504,684

		8,922,365

Consumer Finance—2.6%
Capital One Financial Corp.	124,670	7,222,133
SLM Corp.	183,650	3,145,925

		10,368,058

Containers & Packaging—0.7%
Rock-Tenn Co.	37,840	2,645,394

Diversified Financial Services—8.5%
Citigroup, Inc.	297,336	11,762,612
Interactive Brokers Group, Inc.	145,390	1,988,935
JPMorgan Chase & Co.	381,698	16,783,261
The NASDAQ OMX Group, Inc.	135,280	3,383,353

		33,918,161

Diversified Telecommunication Services—2.9%
AT&T, Inc.	124,860	$4,209,030
CenturyLink, Inc.	112,293	4,392,902
Frontier Communications Corp. (b)	741,620	3,174,134

		11,776,066

Electric Utilities—2.8%
Edison International	98,390	4,446,244
FirstEnergy Corp.	71,250	2,975,400
NextEra Energy, Inc.	56,770	3,927,917

		11,349,561

Electronic Equipment, Instruments & Components—0.6%
Arrow Electronics, Inc. (a)	64,980	2,474,438

Energy Equipment & Services—0.5%
Rowan Cos. plc (a)	60,700	1,898,089

Food & Staples Retailing—2.3%
CVS Caremark Corp.	189,330	9,154,106

Food Products—1.2%
Bunge, Ltd.	41,200	2,994,828
Ingredion, Inc.	27,220	1,753,785

		4,748,613

Health Care Equipment & Supplies—0.4%
Stryker Corp.	28,770	1,577,171

Health Care Providers & Services—3.3%
Express Scripts Holding Co. (a)	59,770	3,227,580
Universal Health Services, Inc. (Class B)	84,810	4,100,564
WellPoint, Inc.	97,060	5,912,895

		13,241,039

Household Products—1.2%
The Procter & Gamble Co.	70,540	4,788,961

Independent Power Producers & Energy Traders—0.8%
The AES Corp.	282,620	3,024,034

Industrial Conglomerates—3.2%
Danaher Corp.	107,130	5,988,567
General Electric Co.	314,270	6,596,527

		12,585,094

Insurance—6.5%
American International Group, Inc. (a)	104,950	3,704,735
Berkshire Hathaway, Inc. (Class B) (a)	148,990	13,364,403
Hartford Financial Services Group, Inc.	111,250	2,496,450
Loews Corp.	69,880	2,847,610
Prudential Financial, Inc.	63,900	3,407,787

		25,820,985

IT Services—0.5%
Global Payments, Inc.	45,460	2,059,338

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—0.6%
Charles River Laboratories International, Inc. (a)	61,080	$2,288,668

Machinery—2.2%
Cummins, Inc.	50,780	5,502,013
Ingersoll-Rand plc	72,300	3,467,508

		8,969,521

Media—4.3%
DIRECTV (a)	81,540	4,090,046
DISH Network Corp. (a)	65,950	2,400,580
Time Warner, Inc.	135,130	6,463,268
Viacom, Inc. (Class B)	79,440	4,189,666

		17,143,560

Multi-Utilities—1.1%
PG&E Corp.	108,020	4,340,244

Multiline Retail—1.1%
Macy’s, Inc.	110,370	4,306,637

Oil, Gas & Consumable Fuels—15.5%
Apache Corp.	90,330	7,090,905
Chevron Corp.	59,380	6,421,353
Denbury Resources, Inc. (a)	255,710	4,142,502
Exxon Mobil Corp.	142,590	12,341,165
Marathon Oil Corp.	125,720	3,854,575
Marathon Petroleum Corp.	58,815	3,705,345
Occidental Petroleum Corp.	122,180	9,360,210
Peabody Energy Corp.	61,480	1,635,983
Phillips 66	75,440	4,005,864
Royal Dutch Shell plc (ADR) (Class A)	102,300	7,053,585
World Fuel Services Corp. (b)	59,030	2,430,265

		62,041,752

Pharmaceuticals—5.6%
Pfizer, Inc.	573,710	14,388,647
Roche Holding AG (ADR)	80,100	4,045,050
Valeant Pharmaceuticals International, Inc. (a)	68,400	4,088,268

		22,521,965

Real Estate Investment Trusts—1.0%
American Tower Corp.	26,090	2,015,974
Redwood Trust, Inc.	128,830	2,175,939

		4,191,913

Real Estate Management & Development—0.5%
CBRE Group, Inc. (a)	98,030	1,950,797

Road & Rail—1.1%
Union Pacific Corp.	34,570	4,346,140

Semiconductors & Semiconductor Equipment—1.3%
Broadcom Corp.	127,780	4,243,574
Cirrus Logic, Inc. (a) (b)	39,550	1,145,763

		5,389,337

Specialty Retail—1.9%
Lowe’s Cos., Inc.	214,720	$7,626,855

Tobacco—1.1%
Philip Morris International, Inc.	51,760	4,329,206

Wireless Telecommunication Services—0.9%
SBA Communications Corp. (a) (b)	48,920	3,474,298

Total Common Stock (Identified Cost $356,605,256)		398,431,836

Short Term Investments—3.0%

Mutual Funds—2.6%
State Street Navigator Securities Lending Prime Portfolio (c)	10,391,520	10,391,520

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,794,001 on 01/02/13, collateralized by $1,830,000 U.S. Treasury Note at 0.625% due 05/31/17 with a value of $1,832,288.	$1,794,000	1,794,000

Total Short Term Investments (Identified Cost $12,185,520)		12,185,520

Total Investments—102.7% (Identified Cost $368,790,776) (d)		410,617,356
Liabilities in excess of other assets		(10,957,001)

Net Assets—100.0%		$399,660,355

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $10,302,579 and the collateral received consisted of cash in the amount of $10,391,520 and non-cash collateral with a value of $103,109. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $372,772,867. The aggregate unrealized appreciation and depreciation of investments was $42,221,634 and $(4,377,145), respectively, resulting in net unrealized appreciation of $37,844,489 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$398,431,836	$—	$—	$398,431,836
Short Term Investments
Mutual Funds	10,391,520	—	—	10,391,520
Repurchase Agreement	—	1,794,000	—	1,794,000
Total Short Term Investments	10,391,520	1,794,000	—	12,185,520
Total Investments	$408,823,356	$1,794,000	$—	$410,617,356

Collateral for Securities Loaned (Liability)	$—	$(10,391,520)	$—	$(10,391,520)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

FI Value Leaders Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$410,617,356
Cash		747
Receivable for:
Fund shares sold		21,487
Interest and dividends		247,055
Foreign taxes		33,286

Total Assets		410,919,931
Liabilities
Payable for:
Fund shares redeemed	$454,767
Collateral for securities loaned	10,391,520
Accrued expenses:
Management fees	228,070
Distribution and service fees	22,033
Deferred trustees’ fees	44,939
Other expenses	118,247

Total Liabilities		11,259,576

Net Assets		$399,660,355

Net assets consists of:
Paid in surplus		$537,748,819
Undistributed net investment income		5,975,882
Accumulated net realized losses		(185,890,926)
Unrealized appreciation on investments and foreign currency transactions		41,826,580

Net Assets		$399,660,355

Net Assets
Class A		$231,295,823
Class B		54,880,414
Class D		92,466,280
Class E		21,017,838
Capital Shares Outstanding (c)
Class A		1,536,079
Class B		366,096
Class D		615,358
Class E		140,053
Net Asset Value, Offering and Redemption Price Per Share
Class A		$150.58
Class B		149.91
Class D		150.26
Class E		150.07

(a)	Identified cost of investments was $368,790,776.
(b)	Includes securities on loan with a value of $10,302,579.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$9,345,270
Securities lending income		163,164
Interest		230

		9,508,664
Expenses
Management fees	$2,763,196
Distribution and service fees—Class B	138,459
Distribution and service fees—Class D	98,111
Distribution and service fees—Class E	31,881
Administration fees	1,529
Trustees’ fees and expenses	44,476
Custodian and accounting	53,601
Audit and tax services	36,127
Legal	34,202
Shareholder reporting	147,750
Insurance	3,765
Miscellaneous	19,189

Total expenses		3,372,286

Net Investment Income		6,136,378

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	15,932,321
Foreign currency transactions	(10)	15,932,311

Net change in unrealized appreciation on:
Investments	37,249,415
Foreign currency transactions	11	37,249,426

Net realized and unrealized gain		53,181,737

Net Increase in Net Assets From Operations		$59,318,115

(a)	Net of foreign taxes of $112,008.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

FI Value Leaders Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,136,378	$4,895,637
Net realized gain	15,932,311	37,359,372
Net change in unrealized appreciation (depreciation)	37,249,426	(69,180,377)

Increase (decrease) in net assets from operations	59,318,115	(26,925,368)

From Distributions to Shareholders
Net investment income
Class A	(2,910,609)	(2,732,655)
Class B	(551,283)	(525,638)
Class D	(1,128,947)	(1,274,430)
Class E	(232,977)	(236,568)

Total distributions	(4,823,816)	(4,769,291)

Decrease in net assets from capital share transactions	(52,944,683)	(50,810,269)

Total increase (decrease) in net assets	1,549,616	(82,504,928)

Net Assets
Beginning of the period	398,110,739	480,615,667

End of the period	$399,660,355	$398,110,739

Undistributed Net Investment Income
End of the period	$5,975,882	$4,819,592

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	18,149	$2,589,451	65,639	$9,478,547
Reinvestments	20,214	2,910,609	18,470	2,732,655
Redemptions	(205,438)	(29,480,647)	(204,506)	(28,663,539)

Net decrease	(167,075)	$(23,980,587)	(120,397)	$(16,452,337)

Class B
Sales	28,111	$4,032,747	43,818	$6,069,023
Reinvestments	3,839	551,283	3,562	525,638
Redemptions	(75,418)	(10,719,931)	(74,964)	(10,537,727)

Net decrease	(43,468)	$(6,135,901)	(27,584)	$(3,943,066)

Class D
Sales	23,738	$3,376,365	48,943	$6,848,214
Reinvestments	7,851	1,128,947	8,625	1,274,430
Redemptions	(174,449)	(24,921,514)	(252,606)	(35,271,442)

Net decrease	(142,860)	$(20,416,202)	(195,038)	$(27,148,798)

Class E
Sales	11,873	$1,703,198	18,495	$2,585,913
Reinvestments	1,622	232,977	1,602	236,568
Redemptions	(30,472)	(4,348,168)	(43,870)	(6,088,549)

Net decrease	(16,977)	$(2,411,993)	(23,773)	$(3,266,068)

Decrease derived from capital share transactions		$(52,944,683)		$(50,810,269)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

FI Value Leaders Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$131.64	$141.74	$125.57	$106.51	$196.17

Income (Loss) From Investment Operations
Net investment income (a)	2.24	1.63	1.51	1.90	2.88
Net realized and unrealized gain (loss) on investments	18.44	(10.17)	16.72	20.27	(72.50)

Total from investment operations	20.68	(8.54)	18.23	22.17	(69.62)

Less Distributions
Distributions from net investment income	(1.74)	(1.56)	(2.06)	(3.11)	(3.12)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(16.92)

Total distributions	(1.74)	(1.56)	(2.06)	(3.11)	(20.04)

Net Asset Value, End of Period	$150.58	$131.64	$141.74	$125.57	$106.51

Total Return (%) (b)	15.77	(6.15)	14.56	21.85	(38.95)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.74	0.73	0.77	0.71
Ratio of net investment income to average net assets (%)	1.56	1.16	1.17	1.76	1.94
Portfolio turnover rate (%)	88	106	74	133	191
Net assets, end of period (in millions)	$231.30	$224.21	$258.48	$258.36	$233.64

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$131.08	$141.19	$125.16	$106.08	$195.36

Income (Loss) From Investment Operations
Net investment income (a)	1.87	1.27	1.19	1.61	2.51
Net realized and unrealized gain (loss) on investments	18.35	(10.14)	16.63	20.22	(72.26)

Total from investment operations	20.22	(8.87)	17.82	21.83	(69.75)

Less Distributions
Distributions from net investment income	(1.39)	(1.24)	(1.79)	(2.75)	(2.61)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(16.92)

Total distributions	(1.39)	(1.24)	(1.79)	(2.75)	(19.53)

Net Asset Value, End of Period	$149.91	$131.08	$141.19	$125.16	$106.08

Total Return (%) (b)	15.47	(6.38)	14.28	21.49	(39.10)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.01	0.99	0.98	1.02	0.96
Ratio of net investment income to average net assets (%)	1.31	0.91	0.93	1.50	1.72
Portfolio turnover rate (%)	88	106	74	133	191
Net assets, end of period (in millions)	$54.88	$53.68	$61.72	$57.87	$48.63

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

FI Value Leaders Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$131.38	$141.48	$125.37	$106.29	$195.78

Income (Loss) From Investment Operations
Net investment income (a)	2.08	1.47	1.38	1.78	2.73
Net realized and unrealized gain (loss) on investments	18.40	(10.14)	16.68	20.26	(72.39)

Total from investment operations	20.48	(8.67)	18.06	22.04	(69.66)

Less Distributions
Distributions from net investment income	(1.60)	(1.43)	(1.95)	(2.96)	(2.91)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(16.92)

Total distributions	(1.60)	(1.43)	(1.95)	(2.96)	(19.83)

Net Asset Value, End of Period	$150.26	$131.38	$141.48	$125.37	$106.29

Total Return (%) (b)	15.65	(6.25)	14.45	21.72	(39.01)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.84	0.83	0.87	0.81
Ratio of net investment income to average net assets (%)	1.46	1.04	1.07	1.66	1.84
Portfolio turnover rate (%)	88	106	74	133	191
Net assets, end of period (in millions)	$92.47	$99.61	$134.87	$137.92	$131.56

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$131.21	$141.31	$125.24	$106.15	$195.49

Income (Loss) From Investment Operations
Net investment income (a)	2.02	1.41	1.31	1.73	2.65
Net realized and unrealized gain (loss) on investments	18.37	(10.15)	16.66	20.25	(72.26)

Total from investment operations	20.39	(8.74)	17.97	21.98	(69.61)

Less Distributions
Distributions from net investment income	(1.53)	(1.36)	(1.90)	(2.89)	(2.81)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(16.92)

Total distributions	(1.53)	(1.36)	(1.90)	(2.89)	(19.73)

Net Asset Value, End of Period	$150.07	$131.21	$141.31	$125.24	$106.15

Total Return (%) (b)	15.59	(6.30)	14.40	21.66	(39.03)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.89	0.88	0.92	0.86
Ratio of net investment income to average net assets (%)	1.41	1.00	1.02	1.62	1.78
Portfolio turnover rate (%)	88	106	74	133	191
Net assets, end of period (in millions)	$21.02	$20.60	$25.55	$25.81	$24.80

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is FI Value Leaders Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has

MSF-12

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-13

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$2,763,196	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the

MSF-14

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$357,145,502	$0	$409,406,452

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$4,823,816	$4,769,291	$—	$—	$—	$—	$4,823,816	$4,769,291

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,020,821	$—	$37,844,489	$(181,908,835)	$—	$(138,043,525)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-15

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$123,997,310	$57,911,525	$181,908,835

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund MFS Value Portfolio (“MFS Value Portfolio”), subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the MFS Value Portfolio in exchange for shares of the MFS Value Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-16

Metropolitan Series Fund

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of FI Value Leaders Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FI Value Leaders Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FI Value Leaders Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-19

Metropolitan Series Fund

FI Value Leaders Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the FI Value Leaders Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-20

Metropolitan Series Fund

FI Value Leaders Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-21

Metropolitan Series Fund

FI Value Leaders Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the FI Value Leaders Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board considered that it was proposed that the Portfolio be reorganized into the MFS Value Portfolio, a series of MSF, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the FI Value Leaders Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MSF-22

Metropolitan Series Fund

FI Value Leaders Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the FI Value Leaders Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-23

Metropolitan Series Fund

FI Value Leaders Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

Metropolitan Series Fund
Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)
Annual Report

December 31, 2012

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Managed By Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

BlackRock Advisors, LLC (“BlackRock”), the Portfolio’s subadviser prior to January 7, 2013, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2012. On January 7, 2013, Frontier Capital Management Company, LLC (“Frontier”) succeeded BlackRock as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Aggressive Growth Portfolio to the Frontier Mid Cap Growth Portfolio. This commentary and performance does not reflect the management of Frontier.

For the one year period ended December 31, 2012, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 10.97%, 10.69%, 10.88%, and 10.82%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 15.81% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Domestic equity markets preserved through quarterly “risk-on/risk-off” volatility that threatened to upset market rallies at various points throughout 2012. Investors looked more favorably on an improving job market to start the year off strong during the first quarter. However, instability in Europe, slowing growth in China and weaker economic data points within the U.S. played a major role in investor psychology and the resulting mid-year market pullback. However, swift, coordinated reaction of central bank policy makers across the globe helped lead investors to take part in another “risk-on” trade throughout the third quarter of 2012.

Despite political gridlock and fiscal policy uncertainty that dominated headlines toward year end, investor psychology continued to surprise to the upside. A continuation of a low interest rate environment, coupled with a modest recovery in the housing market and improved household balance sheets, were enough reasons to lead the market solidly higher for the full calendar year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed relative to its benchmark, the Russell Midcap Growth Index. Stock selection within the Healthcare and Industrials sectors detracted from overall returns during the year. Positive stock selection within the Consumer Staples and Information Technology (IT) sectors benefited overall returns.

Negative stock selection within Healthcare was the most substantial detractor from relative returns. Stock selection within the Pharmaceuticals industry notably detracted as a number of holdings held back returns within the space. Endo Health Solutions which was no longer held at year end, moved lower for the year after reporting disappointing financial results and lowering forward-looking financial performance guidance toward the end of the year. A position within ViroPharma also moved lower on investor concerns over the potential long-term competitive threats for the company’s leading drug offering. Top holding Teva Pharmaceuticals (Israel) finished down slightly after lowering expectations for its business within Europe. Other notable detractors within Healthcare included positions within Warner Chilcott and Elan, as both names fell double digits for the calendar year.

Weaker stock selection within the Industrials sector combined with an underweight exposure also detracted from overall returns, as Industrial names rallied more than 18% within the Index during the year. A position within truck manufacturer Navistar International dropped significantly on disappointing financial results. Also within Industrials, the value of the Portfolio’s holding of the office products company ACCO Brands decreased substantially after the company reported an earnings shortfall.

Positive stock selection within the Consumer Staples and IT sectors helped returns during the year. Within Consumer Staples, a number of holdings contributed to returns. Organic food distributor Hain Celestial Group finished in positive territory on strong financial results and the announcement of an attractive acquisition. Encouraging financial results for holdings Hershey and Whole Foods also helped provide positive performance within the sector. Stock selection within IT also was a notable contributor, particularly within the IT Services industry. TiVo jumped to double-digit returns, as the company continued to grow its international subscriber base as well as leverage its intellectual property surrounding digital video recording software; however the position was closed before year end.

There were changes to overall positioning during the year, the most notable being the reduced exposure to the Energy sector, including the elimination of positions in CONSOL Energy and Patterson-UTI Energy. We also slightly increased the Portfolio’s overall weighting in Financials, adding positions within Affiliated Managers Group and T. Rowe Price. In general, sector allocations are a function of our bottom-up stock selection process and therefore a result of where we are finding individual opportunities in the mid-cap growth universe.

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Managed By Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

At year end, the Portfolio’s largest sector overweight and underweight were in Health Care and Industrials, respectively. Given the volatility in the macro environment, the Portfolio was overweight Health Care due to the defensive nature of the sector and underweight Industrials because of its highly cyclical nature.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
Frontier Mid Cap Growth Portfolio
Class A	10.97	0.13	8.60	—
Class B	10.69	-0.11	—	4.86
Class D	10.88	0.03	—	2.65
Class E	10.82	-0.01	8.43	—
Russell Midcap Growth Index	15.81	3.23	10.32	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares,

upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Hologic, Inc.	2.3
Intuit, Inc.	2.1
Whole Foods Market, Inc.	2.0
Analog Devices, Inc.	1.9
Jazz Pharmaceuticals plc	1.9
TiVo, Inc.	1.9
Ashland, Inc.	1.8
Alliance Data Systems Corp.	1.8
Boston Scientific Corp.	1.7
AMETEK, Inc.	1.6

Top Sectors

% of Net Assets
Consumer Discretionary	21.6
Information Technology	19.4
Health Care	18.0
Industrials	10.7
Materials	8.6
Financials	7.1
Consumer Staples	6.8
Energy	4.8
Cash & Cash Equivalents	3.0

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.79%	$1,000.00	$1,049.70	$4.07
	Hypothetical*	0.79%	$1,000.00	$1,021.12	$4.01

Class B	Actual	1.04%	$1,000.00	$1,048.30	$5.35
	Hypothetical*	1.04%	$1,000.00	$1,019.85	$5.28

Class D	Actual	0.89%	$1,000.00	$1,049.10	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.61	$4.52

Class E	Actual	0.94%	$1,000.00	$1,048.80	$4.84
	Hypothetical*	0.94%	$1,000.00	$1,020.35	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2012

Common Stock—97.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
BE Aerospace, Inc. (a)	197,300	$9,746,620
TransDigm Group, Inc. (a)	75,200	10,254,272

		20,000,892

Airlines—0.7%
United Continental Holdings, Inc. (a)	234,200	5,475,596

Automobiles—1.2%
Harley-Davidson, Inc.	185,700	9,069,588

Biotechnology—2.2%
Alkermes plc (a)	197,100	3,650,292
BioMarin Pharmaceutical, Inc. (a)	57,100	2,812,175
Cubist Pharmaceuticals, Inc. (a)	249,604	10,498,344
Prothena Corp. plc (a)	26,401	193,520

		17,154,331

Capital Markets—2.7%
Affiliated Managers Group, Inc. (a)	69,500	9,045,425
T. Rowe Price Group, Inc.	181,800	11,840,634

		20,886,059

Chemicals—6.4%
Airgas, Inc.	62,900	5,742,141
Ashland, Inc.	170,000	13,669,700
CF Industries Holdings, Inc.	39,800	8,085,768
Ecolab, Inc.	90,700	6,521,330
LyondellBasell Industries NV	100,400	5,731,836
PPG Industries, Inc.	68,400	9,257,940

		49,008,715

Commercial Banks—1.9%
First Republic Bank	324,000	10,620,720
SVB Financial Group (a)	66,949	3,747,135

		14,367,855

Communications Equipment—1.3%
Ciena Corp. (a)	608,700	9,556,590

Construction & Engineering—1.4%
Quanta Services, Inc. (a)	402,200	10,976,038

Diversified Financial Services—1.2%
IntercontinentalExchange, Inc. (a)	71,300	8,827,653

Electrical Equipment—1.6%
AMETEK, Inc.	334,250	12,557,772

Energy Equipment & Services—1.0%
Dresser-Rand Group, Inc. (a)	73,200	4,109,448
Oceaneering International, Inc.	71,900	3,867,501

		7,976,949

Food & Staples Retailing—2.0%
Whole Foods Market, Inc.	166,000	$15,160,780

Food Products—3.8%
Green Mountain Coffee Roasters, Inc. (a)	204,300	8,449,848
The Hain Celestial Group, Inc. (a)	159,600	8,653,512
The Hershey Co.	164,100	11,851,302

		28,954,662

Health Care Equipment & Supplies—4.3%
Boston Scientific Corp. (a)	2,300,800	13,183,584
Haemonetics Corp. (a)	54,200	2,213,528
Hologic, Inc. (a)	890,100	17,828,703

		33,225,815

Health Care Providers & Services—3.0%
AmerisourceBergen Corp.	207,300	8,951,214
Catamaran Corp. (a)	201,500	9,492,665
Humana, Inc.	60,200	4,131,526

		22,575,405

Health Care Technology—0.9%
Allscripts Heathcare Solutions, Inc. (a)	736,981	6,942,361

Hotels, Restaurants & Leisure—3.9%
Bloomin’ Brands, Inc. (a)	202,200	3,162,408
Brinker International, Inc.	297,500	9,219,525
Starwood Hotels & Resorts Worldwide, Inc.	142,200	8,156,592
Wynn Resorts, Ltd.	80,700	9,077,943

		29,616,468

Household Products—1.0%
Church & Dwight Co., Inc.	144,400	7,735,508

IT Services—6.9%
Alliance Data Systems Corp. (a)	93,200	13,491,632
Gartner, Inc. (Class A) (a)	212,100	9,760,842
Genpact, Ltd. (a)	486,600	7,542,300
MAXIMUS, Inc.	151,774	9,595,152
Teradata Corp. (a)	199,400	12,340,866

		52,730,792

Machinery—2.2%
CNH Global NV (a)	197,600	7,961,304
Pentair, Ltd.	183,600	9,023,940

		16,985,244

Media—4.6%
AMC Networks, Inc. (a)	134,200	6,642,900
CBS Corp. (Class B)	317,400	12,077,070
Manchester United plc (a)	143,700	2,018,985
The McGraw-Hill Cos., Inc.	143,300	7,834,211
Viacom, Inc. (Class B)	129,400	6,824,556

		35,397,722

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—0.8%
Globe Specialty Metals, Inc.	455,500	$6,263,125

Multiline Retail—3.0%
Dollar General Corp. (a)	253,600	11,181,224
Macy’s, Inc.	301,100	11,748,922

		22,930,146

Oil, Gas & Consumable Fuels—3.7%
Cabot Oil & Gas Corp.	177,300	8,818,902
Plains Exploration & Production Co. (a)	207,000	9,716,580
Range Resources Corp.	105,800	6,647,414
SandRidge Energy, Inc. (a)	545,300	3,462,655

		28,645,551

Paper & Forest Products—1.4%
International Paper Co.	271,400	10,812,576

Pharmaceuticals—7.5%
Elan Corp. plc (ADR) (a)	1,082,455	11,051,866
Endo Pharmaceuticals Holdings, Inc. (a)	266,000	6,987,820
Jazz Pharmaceuticals plc (a)	277,382	14,756,722
Teva Pharmaceutical Industries, Ltd. (ADR)	98,300	3,670,522
Viropharma, Inc. (a)	468,885	10,671,823
Warner Chilcott plc (a)	878,200	10,573,528

		57,712,281

Professional Services—2.1%
IHS, Inc. (a)	42,200	4,051,200
Robert Half International, Inc.	364,400	11,595,208

		15,646,408

Real Estate Investment Trusts—0.6%
American Campus Communities, Inc.	99,700	4,599,161

Real Estate Management & Development—0.8%
Realogy Holdings Corp. (a)	143,500	6,021,260

Semiconductors & Semiconductor Equipment—4.6%
Analog Devices, Inc.	353,200	14,855,592
Avago Technologies, Ltd.	303,600	9,611,976
Broadcom Corp.	324,000	10,760,040

		35,227,608

Software—6.6%
Citrix Systems, Inc. (a)	109,800	7,219,350
Intuit, Inc.	267,900	15,940,050
QLIK Technologies, Inc. (a)	351,800	7,641,096
Sourcefire, Inc. (a)	115,400	5,449,188
TiVo, Inc. (a)	1,180,300	14,541,296

		50,790,980

Specialty Retail—5.5%
Dick’s Sporting Goods, Inc.	185,500	8,438,395
GameStop Corp.	367,400	9,218,066

Specialty Retail—(Continued)
Limited Brands, Inc.	216,200	$10,174,372
The Gap, Inc.	61,400	1,905,856
TJX Cos., Inc.	284,100	12,060,045

		41,796,734

Textiles, Apparel & Luxury Goods—3.6%
Michael Kors Holdings, Ltd. (a)	147,700	7,537,131
PVH Corp.	82,800	9,191,628
Wolverine World Wide, Inc. (b)	262,300	10,749,054

		27,477,813

Total Common Stock (Identified Cost $668,084,403)		743,106,438

Short Term Investments—4.3%

Mutual Funds—1.2%
State Street Navigator Securities Lending Prime Portfolio (c)	9,243,573	9,243,573

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $23,802,013 on 01/02/13, collateralized by $24,280,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $24,280,000.	$23,802,000	23,802,000

Total Short Term Investments (Identified Cost $33,045,573)		33,045,573

Total Investments—101.3% (Identified Cost $701,129,976) (d)		776,152,011
Liabilities in excess of other assets		(10,292,288)

Net Assets—100.0%		$765,859,723

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $9,239,064 and the collateral received consisted of cash in the amount of $9,243,573. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $707,180,293. The aggregate unrealized appreciation and depreciation of investments was $96,871,028 and $(27,899,310), respectively, resulting in net unrealized appreciation of $68,971,718 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$743,106,438	$—	$—	$743,106,438
Short Term Investments
Mutual Funds	9,243,573	—	—	9,243,573
Repurchase Agreement	—	23,802,000	—	23,802,000
Total Short Term Investments	9,243,573	23,802,000	—	33,045,573
Total Investments	$752,350,011	$23,802,000	$—	$776,152,011

Collateral for Securities Loaned (Liability)	$—	$(9,243,573)	$—	$(9,243,573)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$776,152,011
Cash		46
Receivable for:
Fund shares sold		52,462
Interest and dividends		153,118

Total Assets		776,357,637
Liabilities
Payable for:
Fund shares redeemed	$550,391
Collateral for securities loaned	9,243,573
Accrued expenses:
Management fees	474,819
Distribution and service fees	27,644
Deferred trustees’ fees	39,418
Other expenses	162,069

Total Liabilities		10,497,914

Net Assets		$765,859,723

Net assets consists of:
Paid in surplus		$659,963,103
Undistributed net investment income		12,827,535
Accumulated net realized gains		18,047,050
Unrealized appreciation on investments and foreign currency transactions		75,022,035

Net Assets		$765,859,723

Net Assets
Class A		$571,609,978
Class B		84,051,627
Class D		99,918,805
Class E		10,279,313
Capital Shares Outstanding (c)
Class A		19,765,599
Class B		3,075,257
Class D		3,489,892
Class E		359,652
Net Asset Value, Offering and Redemption Price Per Share
Class A		$28.92
Class B		27.33
Class D		28.63
Class E		28.58

(a)	Identified cost of investments was $701,129,976.
(b)	Includes securities on loan with a value of $9,239,064.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$15,138,351
Securities lending income		587,565
Interest		1,929

		15,727,845
Expenses
Management fees	$5,819,547
Distribution and service fees—Class B	212,488
Distribution and service fees—Class D	111,358
Distribution and service fees—Class E	16,443
Administration fees	2,811
Trustees’ fees and expenses	43,725
Custodian and accounting	67,034
Audit and tax services	36,127
Legal	35,227
Shareholder reporting	217,274
Insurance	7,375
Miscellaneous	19,331

Total expenses	6,588,740
Less broker commission recapture	(112,469)	6,476,271

Net Investment Income		9,251,574

Net Realized and Unrealized Gain
Net realized gain on:
Investments	43,785,107
Foreign currency transactions	98
Written options	643,666	44,428,871

Net change in unrealized appreciation (depreciation) on:
Investments	29,329,442
Foreign currency transactions	(81)	29,329,361

Net realized and unrealized gain		73,758,232

Net Increase in Net Assets From Operations		$83,009,806

(a)	Net of foreign taxes of $459,998.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,251,574	$357,118
Net realized gain	44,428,871	60,677,833
Net change in unrealized appreciation (depreciation)	29,329,361	(84,400,437)

Increase (decrease) in net assets from operations	83,009,806	(23,365,486)

From Distributions to Shareholders
Net investment income
Class A	0	(1,880,336)
Class B	0	(79,305)
Class D	0	(290,793)
Class E	0	(22,200)

Total distributions	0	(2,272,634)

Decrease in net assets from capital share transactions	(91,274,010)	(90,146,946)

Total decrease in net assets	(8,264,204)	(115,785,066)

Net Assets
Beginning of the period	774,123,927	889,908,993

End of the period	$765,859,723	$774,123,927

Undistributed Net Investment Income
End of the period	$12,827,535	$69,925

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	446,109	$12,621,552	718,441	$19,464,512
Reinvestments	0	0	64,616	1,880,336
Redemptions	(2,486,073)	(70,442,350)	(2,900,125)	(78,642,246)

Net decrease	(2,039,964)	$(57,820,798)	(2,117,068)	$(57,297,398)

Class B
Sales	316,757	$8,439,378	582,587	$14,862,465
Reinvestments	0	0	2,871	79,305
Redemptions	(526,940)	(14,159,857)	(565,496)	(14,586,115)

Net increase (decrease)	(210,183)	$(5,720,479)	19,962	$355,655

Class D
Sales	180,453	$5,066,882	236,310	$6,378,084
Reinvestments	0	0	10,076	290,793
Redemptions	(1,102,797)	(30,995,322)	(1,379,014)	(37,285,541)

Net decrease	(922,344)	$(25,928,440)	(1,132,628)	$(30,616,664)

Class E
Sales	40,014	$1,115,614	84,524	$2,312,904
Reinvestments	0	0	770	22,200
Redemptions	(104,021)	(2,919,907)	(180,853)	(4,923,643)

Net decrease	(64,007)	$(1,804,293)	(95,559)	$(2,588,539)

Decrease derived from capital share transactions		$(91,274,010)		$(90,146,946)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$26.06	$26.94	$23.38	$15.68	$28.89

Income (Loss) From Investment Operations
Net investment income (a)	0.34	0.02	0.10	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.52	(0.82)	3.48	7.72	(13.25)

Total from investment operations	2.86	(0.80)	3.58	7.74	(13.21)

Less Distributions
Distributions from net investment income	0.00	(0.08)	(0.02)	(0.04)	0.00

Total distributions	0.00	(0.08)	(0.02)	(0.04)	0.00

Net Asset Value, End of Period	$28.92	$26.06	$26.94	$23.38	$15.68

Total Return (%) (b)	10.97	(3.00)	15.30	49.44	(45.73)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.77	0.77	0.79	0.77
Ratio of net investment income to average net assets (%)	1.21	0.09	0.40	0.11	0.16
Portfolio turnover rate (%)	78	111	91	55	48
Net assets, end of period (in millions)	$571.61	$568.16	$644.56	$622.76	$457.84

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.69	$25.54	$22.21	$14.90	$27.51

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.26	(0.04)	0.04	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.38	(0.79)	3.29	7.33	(12.59)

Total from investment operations	2.64	(0.83)	3.33	7.31	(12.61)

Less Distributions
Distributions from net investment income	0.00	(0.02)	0.00	0.00	0.00

Total distributions	0.00	(0.02)	0.00	0.00	0.00

Net Asset Value, End of Period	$27.33	$24.69	$25.54	$22.21	$14.90

Total Return (%) (b)	10.69	(3.24)	14.99	49.06	(45.84)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.02	1.02	1.04	1.02
Ratio of net investment income (loss) to average net assets (%)	0.98	(0.15)	0.18	(0.13)	(0.11)
Portfolio turnover rate (%)	78	111	91	55	48
Net assets, end of period (in millions)	$84.05	$81.11	$83.41	$67.64	$32.05

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.82	$26.71	$23.19	$15.54	$28.66

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.30	(0.01)	0.07	0.00 (c)	0.01
Net realized and unrealized gain (loss) on investments	2.51	(0.82)	3.45	7.66	(13.13)

Total from investment operations	2.81	(0.83)	3.52	7.66	(13.12)

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	(0.01)	0.00

Total distributions	0.00	(0.06)	0.00	(0.01)	0.00

Net Asset Value, End of Period	$28.63	$25.82	$26.71	$23.19	$15.54

Total Return (%) (b)	10.88	(3.14)	15.18	49.24	(45.74)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	0.87	0.87	0.89	0.87
Ratio of net investment income (loss) to average net assets (%)	1.06	(0.03)	0.29	0.01	0.06
Portfolio turnover rate (%)	78	111	91	55	48
Net assets, end of period (in millions)	$99.92	$113.93	$148.09	$152.33	$117.94

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.79	$26.68	$23.16	$15.53	$28.64

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.29	(0.02)	0.05	(0.01)	0.00 (c)
Net realized and unrealized gain (loss) on investments	2.50	(0.82)	3.47	7.64	(13.11)

Total from investment operations	2.79	(0.84)	3.52	7.63	(13.11)

Less Distributions
Distributions from net investment income	0.00	(0.05)	0.00	0.00	0.00

Total distributions	0.00	(0.05)	0.00	0.00	0.00

Net Asset Value, End of Period	$28.58	$25.79	$26.68	$23.16	$15.53

Total Return (%) (b)	10.82	(3.19)	15.20	49.17	(45.78)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.92	0.92	0.94	0.92
Ratio of net investment income (loss) to average net assets (%)	1.04	(0.07)	0.23	(0.03)	0.00 (d)
Portfolio turnover rate (%)	78	111	91	55	48
Net assets, end of period (in millions)	$10.28	$10.93	$13.85	$14.99	$10.99

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net investment income for the period was less than $0.01.
(d)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Frontier Mid Cap Growth Portfolio, formerly known as BlackRock Aggressive Growth Portfolio (the “Portfolio”), which is diversified. On January 7, 2013, Frontier Capital Management Company, LLC succeeded BlackRock Advisors LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Aggressive Growth Portfolio to the Frontier Mid Cap Growth Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. These types of options are categorized as Level 1 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, passive foreign investment companies (PFICs), return of capital basis adjustments, and partnership adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$5,819,547	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio during the year ended December 31, 2012.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$602,955,484	$0	$700,302,696

Options Written - The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2011	0	$0
Options written	5,356	811,355
Options bought back	(3,323)	(583,554)
Options exercised	(2)	(538)
Options expired	(2,031)	(227,263)

Options outstanding December 31, 2012	0	$0

5. Derivative Instruments

Options - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

A risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. A risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

During the year ended December 31, 2012, the Portfolio entered into written options contracts which were subject to equity price risk. At December 31, 2012, the Portfolio had no open written options contracts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $643,666 which are shown under net realized gain on written options in the Statement of Operations. The average notional amount of written options contracts open during the year was $(55,042).

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$—	$2,272,634	$—	$—	$—	$—	$—	$2,272,634

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$12,866,953	$24,097,367	$68,971,718	$—	$—	$105,936,038

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

10. Subsequent Events

On November 13, 2012, the Board approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Frontier Capital Management Co., LLC (“Frontier Capital”). The Agreement is not subject to shareholder approval and became effective January 7, 2013. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Frontier Capital became subadviser to the Portfolio, succeeding BlackRock Advisors, LLC, and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the BlackRock Aggressive Growth Portfolio changed to the Frontier Mid Cap Growth Portfolio at the time the Agreement took effect.

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of Turner Mid Cap Growth Portfolio (“Turner Mid Cap Growth”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On or about February 22, 2013, the shareholders of Turner Mid Cap Growth will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of Turner Mid Cap Growth, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-17

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio), one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Mid Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-20

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Aggressive Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-21

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-22

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Aggressive Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index for the one-, three- and five-year periods ended October 31, 2012. The Board also considered that effective on or about January 7, 2013, the Portfolio’s Sub-Adviser would be replaced. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Aggressive Growth Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MSF-23

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Aggressive Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-24

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

Metropolitan Series Fund
Jennison Growth Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Jennison Growth Portfolio returned 15.78%, 15.56%, and 15.58%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 15.26% over the same period.

MARKET ENVIRONMENT/CONDITIONS

U.S. equity markets posted solid gains in 2012, with the broad market S&P 500 Index advancing 16.0% and the Russell 1000 Growth Index rising 15.3%. For much of the year, investor sentiment ebbed and flowed with macroeconomic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth. In the latter part of the year, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff” – legislatively mandated tax increases and spending cuts set to take effect in 2013. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Information Technology (IT) holdings contributed most to the Portfolio’s return. Apple advanced on impressive sales of iPhones, iPads, and Mac personal computers. We believe the company’s innovative product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains. Salesforce.com’s revenue, earnings, and billings growth exceeded consensus forecasts. The company’s hosted applications provide access to software functions remotely as a Web-based service. We believed Salesforce.com’s market opportunities remained substantial. MasterCard and Visa rose on strong growth in the value of cardholder transactions and reduced legal risk. We expect both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions. LinkedIn’s financial results also beat forecasts. We believe the company’s global online professional network has altered the talent-recruiting market and provides what we consider unique access to a scale database of active and passive job candidates.

Stock selection and an underweight stance were beneficial in Consumer Staples, where Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline.

In Financials, broadcast, communications, and wireless tower operator American Tower benefited from the expansion of mobile data, household migration to wireless-only service, high barriers to entry, pricing power, low maintenance expenses, and international expansion. American Tower is classified in the Financials sector because of its Real Estate Investment Trust (“REIT”) status.

Monsanto, the world’s largest agricultural seed maker, was a notable contributor in the Materials sector. We view it as a high-quality, technology-driven growth company and consider agriculture sector fundamentals strong.

Overweight positions in Consumer Discretionary and Health Care worked well, but stock selection in both sectors detracted from relative returns. Watchmaker Fossil fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. We eliminated the Portfolio’s position in Fossil. Reflecting the tenuous nature of consumer confidence, fast casual restaurant company Chipotle Mexican Grill declined on signs of a material deceleration in sales activity. We believe Chipotle’s brand positioning and unit-growth opportunities remain positive.

In Health Care, pharmaceuticals positions Shire (United Kingdom) and Bristol-Myers Squibb, which earlier had been rewarded for attractive business opportunities, lagged a surge in biotechnology stocks. We expect Shire’s strong product pipeline to continue to generate strong revenue growth. We believe Bristol-Myers will benefit from product momentum, new product launches, pipeline data, and strong business development deals.

An underweight position offset detrimental stock selection in Energy, where independent oil and natural gas exploration and production company Anadarko Petroleum was hurt by uncertainty related to ongoing litigation. We eliminated the Portfolio’s position in Anadarko.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Over the course of 2012, sector weights were largely stable: exposure to Industrials and IT increased marginally while weights in Consumer Discretionary and Energy decreased slightly. Relative to the Russell 1000 Growth Index, at the end of 2012, the Portfolio was overweight Consumer Discretionary, Health Care, and Information Technology, and underweight Consumer Staples and Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	15.78	2.94	7.94	—
Class B	15.56	2.69	7.66	—
Class E	15.58	2.77	—	6.28
Russell 1000 Growth Index	15.26	3.12	7.52	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	6.0
Google, Inc. (Class A)	3.6
MasterCard, Inc.	3.3
Amazon.com, Inc.	2.8
Precision Castparts Corp.	2.8
Monsanto Co.	2.2
American Tower Corp.	2.2
Inditex S.A.	2.2
NIKE, Inc.	2.1
Costco Wholesale Corp.	2.1

Top Sectors

% of Net Assets
Information Technology	34.4
Consumer Discretionary	21.5
Health Care	16.2
Industrials	8.8
Consumer Staples	6.4
Financials	4.8
Energy	3.1
Materials	2.2
Cash & Cash Equivalents	1.5
Telecommunications	1.1

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.56%	$1,000.00	$1,040.80	$2.87
	Hypothetical*	0.56%	$1,000.00	$1,022.29	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,039.40	$4.15
	Hypothetical*	0.81%	$1,000.00	$1,021.02	$4.11

Class E(a)	Actual	0.71%	$1,000.00	$1,039.20	$3.64
	Hypothetical*	0.71%	$1,000.00	$1,021.53	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.7%
Precision Castparts Corp.	371,354	$70,341,875
The Boeing Co.	483,150	36,410,184
United Technologies Corp.	472,859	38,779,166

		145,531,225

Auto Components—0.5%
BorgWarner, Inc. (a) (b)	184,340	13,202,431

Biotechnology—5.4%
Alexion Pharmaceuticals, Inc. (b)	407,683	38,244,742
Biogen Idec, Inc. (b)	252,270	37,000,441
Gilead Sciences, Inc. (b)	397,933	29,228,179
Vertex Pharmaceuticals, Inc. (b)	777,305	32,600,172

		137,073,534

Capital Markets—2.6%
Morgan Stanley	1,471,993	28,144,506
The Goldman Sachs Group, Inc.	308,531	39,356,215

		67,500,721

Chemicals—2.2%
Monsanto Co.	602,785	57,053,600

Communications Equipment—0.9%
QUALCOMM, Inc.	356,535	22,112,301

Computers & Peripherals—8.4%
Apple, Inc.	285,579	152,222,174
EMC Corp. (b)	2,039,543	51,600,438
NetApp, Inc. (b)	321,161	10,774,952

		214,597,564

Electrical Equipment—0.7%
Roper Industries, Inc.	165,552	18,455,737

Energy Equipment & Services—0.9%
Schlumberger, Ltd.	342,741	23,748,524

Food & Staples Retailing—3.8%
Costco Wholesale Corp.	552,790	54,599,068
Whole Foods Market, Inc.	469,053	42,838,611

		97,437,679

Food Products—1.0%
Mondelez International, Inc.	958,906	24,423,336

Health Care Providers & Services—2.7%
Express Scripts Holding Co. (b)	808,462	43,656,948
UnitedHealth Group, Inc.	450,476	24,433,818

		68,090,766

Hotels, Restaurants & Leisure—4.3%
Chipotle Mexican Grill, Inc. (b)	103,449	30,771,940
Dunkin’ Brands Group, Inc.	817,969	27,140,211

Hotels, Restaurants & Leisure—(Continued)
Panera Bread Co. (b)	86,712	$13,772,467
Yum! Brands, Inc.	567,133	37,657,631

		109,342,249

Internet & Catalog Retail—4.2%
Amazon.com, Inc. (b)	284,244	71,385,038
priceline.com, Inc. (b)	57,194	35,528,913

		106,913,951

Internet Software & Services—9.6%
Baidu, Inc. (ADR) (b)	235,290	23,597,234
eBay, Inc. (b)	547,879	27,952,787
Facebook, Inc. (b)	1,058,310	28,182,795
Google, Inc. (Class A) (b)	129,241	91,679,688
LinkedIn Corp. (b)	327,016	37,547,977
Rackspace Hosting, Inc. (a) (b)	311,840	23,160,357
Tencent Holdings, Ltd. (HKD) (a)	388,568	12,615,438
Youku Tudou, Inc. (ADR) (a) (b)	101,134	1,844,684

		246,580,960

IT Services—7.2%
International Business Machines Corp.	236,263	45,256,178
MasterCard, Inc.	170,262	83,646,315
Teradata Corp. (b)	227,675	14,090,806
Visa, Inc. (Class A)	276,738	41,947,946

		184,941,245

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	331,811	13,584,342

Media—1.4%
The Walt Disney Co.	689,974	34,353,805

Multiline Retail—0.5%
Family Dollar Stores, Inc.	212,159	13,453,002

Oil, Gas & Consumable Fuels—2.1%
Concho Resources, Inc. (b)	392,692	31,635,268
EOG Resources, Inc.	191,404	23,119,689

		54,754,957

Personal Products—1.6%
The Estee Lauder Cos., Inc.	688,123	41,191,043

Pharmaceuticals—7.7%
Abbott Laboratories	363,591	23,815,210
Allergan, Inc.	418,540	38,392,674
Bristol-Myers Squibb Co.	964,326	31,427,384
Novo Nordisk A/S (ADR)	248,438	40,547,566
Perrigo Co. (a)	177,894	18,506,313
Shire plc (ADR)	482,320	44,460,258

		197,149,405

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—2.2%
American Tower Corp.	728,119	$56,261,755

Road & Rail—2.4%
Canadian Pacific Railway, Ltd. (a)	47,914	4,869,021
Kansas City Southern	156,362	13,053,100
Union Pacific Corp.	343,206	43,147,858

		61,069,979

Semiconductors & Semiconductor Equipment—1.7%
ARM Holdings plc (ADR) (a)	655,539	24,799,040
Avago Technologies, Ltd.	601,689	19,049,474

		43,848,514

Software—6.6%
Intuit, Inc.	422,457	25,136,191
Red Hat, Inc. (b)	676,611	35,833,319
Salesforce.com, Inc. (a) (b)	282,193	47,436,643
Splunk, Inc. (b)	400,366	11,618,621
VMware, Inc. (a) (b)	419,926	39,531,834
Workday, Inc. (b)	149,860	8,167,370

		167,723,978

Specialty Retail—4.0%
Inditex S.A. (EUR)	397,621	55,705,850
TJX Cos., Inc.	1,115,260	47,342,787

		103,048,637

Textiles, Apparel & Luxury Goods—6.6%
Burberry Group plc (ADR)	221,616	9,037,500
Coach, Inc.	590,609	32,784,706
Lululemon Athletica, Inc. (a) (b)	431,740	32,911,540
NIKE, Inc.	1,060,688	54,731,501
Ralph Lauren Corp.	264,839	39,704,663

		169,169,910

Wireless Telecommunication Services—1.1%
Crown Castle International Corp. (b)	396,575	28,616,852

Total Common Stock (Identified Cost $2,094,043,719)		2,521,232,002

Short Term Investments—5.4%
Security Description	Shares/ Principal Amount	Value*

Mutual Funds—3.7%
State Street Navigator Securities Lending Prime Portfolio (c)	95,481,813	$95,481,813

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $42,507,024 on 01/02/13, collateralized by $38,755,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $43,357,156.	$42,507,000	42,507,000

Total Short Term Investments (Identified Cost $137,988,813)		137,988,813

Total Investments—103.9% (Identified Cost $2,232,032,532) (d)		2,659,220,815
Liabilities in excess of other assets		(98,606,125)

Net Assets—100.0%		$2,560,614,690

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $95,528,312 and the collateral received consisted of cash in the amount of $ 95,481,813. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,233,520,417. The aggregate unrealized appreciation and depreciation of investments was $465,095,198 and $(39,394,800), respectively, resulting in net unrealized appreciation of $425,700,398 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$145,531,225	$—	$—	$145,531,225
Auto Components	13,202,431	—	—	13,202,431
Biotechnology	137,073,534	—	—	137,073,534
Capital Markets	67,500,721	—	—	67,500,721
Chemicals	57,053,600	—	—	57,053,600
Communications Equipment	22,112,301	—	—	22,112,301
Computers & Peripherals	214,597,564	—	—	214,597,564
Electrical Equipment	18,455,737	—	—	18,455,737
Energy Equipment & Services	23,748,524	—	—	23,748,524
Food & Staples Retailing	97,437,679	—	—	97,437,679
Food Products	24,423,336	—	—	24,423,336
Health Care Providers & Services	68,090,766	—	—	68,090,766
Hotels, Restaurants & Leisure	109,342,249	—	—	109,342,249
Internet & Catalog Retail	106,913,951	—	—	106,913,951
Internet Software & Services	233,965,522	12,615,438	—	246,580,960
IT Services	184,941,245	—	—	184,941,245
Life Sciences Tools & Services	13,584,342	—	—	13,584,342
Media	34,353,805	—	—	34,353,805
Multiline Retail	13,453,002	—	—	13,453,002
Oil, Gas & Consumable Fuels	54,754,957	—	—	54,754,957
Personal Products	41,191,043	—	—	41,191,043
Pharmaceuticals	197,149,405	—	—	197,149,405
Real Estate Investment Trusts	56,261,755	—	—	56,261,755
Road & Rail	61,069,979	—	—	61,069,979
Semiconductors & Semiconductor Equipment	43,848,514	—	—	43,848,514
Software	167,723,978	—	—	167,723,978
Specialty Retail	47,342,787	55,705,850	—	103,048,637
Textiles, Apparel & Luxury Goods	169,169,910	—	—	169,169,910
Wireless Telecommunication Services	28,616,852	—	—	28,616,852
Total Common Stock	2,452,910,714	68,321,288	—	2,521,232,002
Short Term Investments
Mutual Funds	95,481,813	—	—	95,481,813
Repurchase Agreement	—	42,507,000	—	42,507,000
Total Short Term Investments	95,481,813	42,507,000	—	137,988,813
Total Investments	$2,548,392,527	$110,828,288	$—	$2,659,220,815

Collateral for Securities Loaned (Liability)	$—	$(95,481,813)	$—	$(95,481,813)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$2,659,220,815
Cash		431
Receivable for:
Securities sold		2,970,722
Fund shares sold		172,369
Interest and dividends		557,519

Total Assets		2,662,921,856
Liabilities
Payable for:
Securities purchased	$4,118,103
Fund shares redeemed	1,096,390
Foreign taxes	1,491
Collateral for securities loaned	95,481,813
Accrued expenses:
Management fees	1,137,139
Distribution and service fees	170,942
Deferred trustees’ fees	70,598
Other expenses	230,690

Total Liabilities		102,307,166

Net Assets		$2,560,614,690

Net assets consists of:
Paid in surplus		$2,166,603,132
Undistributed net investment income		9,633,454
Accumulated net realized losses		(42,810,176)
Unrealized appreciation on investments and foreign currency transactions		427,188,280

Net Assets		$2,560,614,690

Net Assets
Class A		$1,744,678,406
Class B		804,151,311
Class E		11,784,973
Capital Shares Outstanding (c)
Class A		148,792,642
Class B		69,277,915
Class E		1,009,485
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.73
Class B		11.61
Class E		11.67

(a)	Identified cost of investments was $2,232,032,532.
(b)	Includes securities on loan with a value of $95,528,312.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$23,279,582
Securities lending income		440,285
Interest		1,687

		23,721,554
Expenses
Management fees	$12,802,569
Distribution and service fees—Class B	1,789,637
Distribution and service fees—Class E	17,149
Administration fees	8,707
Trustees’ fees and expenses	43,925
Custodian and accounting	183,291
Audit and tax services	40,839
Legal	41,793
Shareholder reporting	266,277
Insurance	16,879
Miscellaneous	13,540

Total expenses	15,224,606
Less broker commission recapture	(130,467)
Less management fee waivers	(1,504,220)	13,589,919

Net Investment Income		10,131,635

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	89,371,847
Futures contracts	308,594
Foreign currency transactions	(148,549)	89,531,892

Net change in unrealized appreciation on:
Investments	107,460,652
Foreign currency transactions	176	107,460,828

Net realized and unrealized gain		196,992,720

Net Increase in Net Assets From Operations		$207,124,355

(a)	Net of foreign taxes of $534,700.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,131,635	$3,153,314
Net realized gain	89,531,892	342,685,233
Net change in unrealized appreciation (depreciation)	107,460,828	(274,456,088)

Increase in net assets from operations	207,124,355	71,382,459

From Distributions to Shareholders
Net investment income
Class A	(2,536,299)	(5,304,064)
Class B	(73,928)	(247,817)
Class E	(10,456)	(13,913)

	(2,620,683)	(5,565,794)

Net realized capital gain
Class A	(178,693,809)	0
Class B	(85,941,554)	0
Class E	(1,736,367)	0

	(266,371,730)	0

Total distributions	(268,992,413)	(5,565,794)

Increase (decrease) in net assets from capital share transactions	1,186,551,020	(917,945,122)

Total increase (decrease) in net assets	1,124,682,962	(852,128,457)

Net Assets
Beginning of the period	1,435,931,728	2,288,060,185

End of the period	$2,560,614,690	$1,435,931,728

Undistributed Net Investment Income
End of the period	$9,633,454	$2,607,597

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	34,280,327	$399,435,526	7,415,673	$91,994,633
Shares issued through acquisition	30,745,873	371,717,609	0	0
Reinvestments	15,242,229	181,230,108	414,380	5,304,064
Redemptions	(13,640,782)	(172,548,131)	(78,658,079)	(1,017,982,207)

Net increase (decrease)	66,627,647	$779,835,112	(70,828,026)	$(920,683,510)

Class B
Sales	10,649,213	$127,251,009	8,172,689	$100,290,943
Shares issued through acquisition	27,950,699	335,128,887	0	0
Reinvestments	7,295,630	86,015,482	19,498	247,817
Redemptions	(12,339,040)	(144,947,691)	(7,850,625)	(96,457,870)

Net increase	33,556,502	$403,447,687	341,562	$4,080,890

Class E
Sales	168,836	$2,047,396	134,745	$1,661,543
Shares issued through acquisition	421,431	5,078,240	0	0
Reinvestments	147,411	1,746,823	1,090	13,913
Redemptions	(466,195)	(5,604,238)	(243,573)	(3,017,958)

Net increase (decrease)	271,483	$3,268,221	(107,738)	$(1,342,502)

Increase (decrease) derived from capital share transactions		$1,186,551,020		$(917,945,122)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.14	$12.11	$10.91	$7.81	$13.62

Income (Loss) From Investment Operations
Net investment income (a)	0.07	0.03	0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.88	0.03	1.23	3.08	(4.61)

Total from investment operations	1.95	0.06	1.27	3.12	(4.56)

Less Distributions
Distributions from net investment income	(0.03)	(0.03)	(0.07)	(0.02)	(0.28)
Distributions from net realized capital gains	(2.33)	0.00	0.00	0.00	(0.97)

Total distributions	(2.36)	(0.03)	(0.07)	(0.02)	(1.25)

Net Asset Value, End of Period	$11.73	$12.14	$12.11	$10.91	$7.81

Total Return (%) (b)	15.78	0.51	11.63	39.99	(36.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.64	0.66	0.67
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.59	0.64	N/A
Ratio of net investment income to average net assets (%)	0.58	0.22	0.35	0.44	0.47
Portfolio turnover rate (%)	41	47	66	58	78
Net assets, end of period (in millions)	$1,744.68	$997.15	$1,852.81	$1,621.03	$673.25

	Class B
	Year Ended December 31,
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.03		$12.01	$10.83	$7.76	$13.53

Income (Loss) From Investment Operations
Net investment income (a)	0.03		0.00 (d)	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.88		0.03	1.21	3.05	(4.57)

Total from investment operations	1.91		0.03	1.22	3.07	(4.55)

Less Distributions
Distributions from net investment income	(0.00	)(e)	(0.01)	(0.04)	0.00	(0.25)
Distributions from net realized capital gains	(2.33)		0.00	0.00	0.00	(0.97)

Total distributions	(2.33)		(0.01)	(0.04)	0.00	(1.22)

Net Asset Value, End of Period	$11.61		$12.03	$12.01	$10.83	$7.76

Total Return (%) (b)	15.56		0.22	11.31	39.56	(36.54)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89		0.89	0.89	0.91	0.92
Net ratio of expenses to average net assets (%) (c)	0.82		0.82	0.84	0.89	N/A
Ratio of net investment income to average net assets (%)	0.30		0.02	0.10	0.20	0.22
Portfolio turnover rate (%)	41		47	66	58	78
Net assets, end of period (in millions)	$804.15		$429.86	$425.04	$351.54	$224.10

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$12.09	$12.07	$10.88	$7.78		$13.58

Income (Loss) From Investment Operations
Net investment income (a)	0.04	0.01	0.02	0.03		0.03
Net realized and unrealized gain (loss) on investments	1.88	0.03	1.22	3.07		(4.60)

Total from investment operations	1.92	0.04	1.24	3.10		(4.57)

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	(0.05)	(0.00	)(e)	(0.26)
Distributions from net realized capital gains	(2.33)	0.00	0.00	0.00		(0.97)

Total distributions	(2.34)	(0.02)	(0.05)	(0.00)		(1.23)

Net Asset Value, End of Period	$11.67	$12.09	$12.07	$10.88		$7.78

Total Return (%) (b)	15.58	0.31	11.44	39.88		(36.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.79	0.81		0.82
Net ratio of expenses to average net assets (%) (c)	0.72	0.72	0.74	0.79		N/A
Ratio of net investment income to average net assets (%)	0.38	0.12	0.21	0.30		0.31
Portfolio turnover rate (%)	41	47	66	58		78
Net assets, end of period (in millions)	$11.78	$8.92	$10.21	$9.51		$6.35

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Net investment income for the period was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$12,802,569	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period January 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 amounted to $1,498,940 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

In addition to the above expense agreement, the Subadviser has agreed for the period November 2, 2012 through April 30, 2013, to waive a portion of their subadvisory fees by calculating the fees for assets under management by the Subadviser for the Portfolio and the Met Investors Series Trust Jennison Large Cap Equity Portfolio in the aggregate, and then apportioning the resulting subadvisory fee among the two Portfolios. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2012 amounted to $5,280 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,056,373,488	$0	$858,887,404

During the year ended December 31, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $162,740,680 and are included above. The Portfolio also engaged in security transactions with other accounts managed by Jennison Associates LLC that amounted to $5,401,109 in purchases of investments which are also included above.

With respect to the Portfolio’s merger with Met Investors Series Trust Oppenheimer Capital Appreciation Portfolio (see Note 7) on April 27, 2012, the Portfolio acquired equity securities with a cost of $608,918,807 that are not included in the above non-U.S. Government purchases value.

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period November 1 through November 2, 2012, the Portfolio bought and sold $132,284,646 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contacts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $308,594 which are shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,149,299,079, $534,466,997, and $10,788,869 respectively, acquired all of the assets and liabilities of Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust (“Oppenheimer Capital Appreciation”). The acquisition was accomplished by a tax-free exchange of 30,745,873 Class A shares of the Portfolio (valued at $371,717,609) for 54,557,702 Class A shares of Oppenheimer Capital Appreciation; 27,950,699 Class B shares of the Portfolio (valued at $335,128,887) for 49,738,988 Class B shares of Oppenheimer Capital Appreciation; and 421,431 Class E shares of the Portfolio (valued at $5,078,240) for 747,503 Class E shares of Oppenheimer Capital Appreciation. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Oppenheimer Capital Appreciation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Oppenheimer Capital Appreciation’s net assets on April 27, 2012, were $371,717,609, $335,128,887, and $5,078,240 for Class A, Class B, and Class E shares respectively, including investments valued at $711,572,341 with a cost basis of $616,828,807. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

the investments received by the Portfolio from Oppenheimer Capital Appreciation were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(130,875,591) in capital loss carry forwards from Oppenheimer Capital Appreciation.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,406,479,681, which included $94,776,584 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended December 31, 2012 are as follows:

(Unaudited)
Net investment income	$11,560,035	(a)
Net realized and unrealized gain on investments	279,779,226	(b)

Net increase in net assets from operations	$291,339,261

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Capital Appreciation that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$10,131,635 as reported December 31, 2012, plus $1,422,593 Oppenheimer Capital Appreciation pre-merger, minus $13,146 in higher net advisory fees, plus $18,953 of pro-forma eliminated other expenses.
(b)	$427,188,280 unrealized appreciation, as reported December 31, 2012, minus $323,897,070 pro-forma December 31, 2011 unrealized appreciation, plus $89,531,892 net realized gain as reported, plus $86,956,124 in net realized gain from Oppenheimer Capital Appreciation pre-merger.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$2,620,683	$5,565,794	$266,371,730	$—	$—	$—	$268,992,413	$5,565,794

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,704,052	$28,649,797	$425,700,395	$(69,972,088)	$—	$394,082,156

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On April 27, 2012, the Portfolio acquired the assets and liabilities of Oppenheimer Capital Appreciation Portfolio in a tax free reorganization. The Portfolio acquired $(130,875,591) in capital loss carryforwards from the Oppenheimer Capital Appreciation Portfolio. The utilization of the capital loss carryforward acquired as part of the merger may be limited under section 381 of the Internal Revenue Code. The Portfolio utilized $60,903,503 in capital loss carryforwards as of December 31, 2012.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards that were acquired in the merger with Oppenheimer Capital Appreciation were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$16,537,973	$53,434,115	$69,972,088

9. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

11. Subsequent Events

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of Jennison Large Cap Equity Portfolio (“Jennison Large Cap Equity”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On or about February 22, 2013, the shareholders of Jennison Large Cap Equity will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of Jennison Large Cap Equity, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Growth Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-20

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Jennison Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-21

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MSF-22

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Jennison Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance relative to its benchmark. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Jennison Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-23

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Jennison Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-24

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

Metropolitan Series Fund
Loomis Sayles Small Cap Core Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 14.55%, 14.27%, and 14.38%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 16.35% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The positive trends that emerged during the final quarter of 2011 continued into the first quarter of 2012, resulting in a double-digit return in the stock market. Gradual improvement in economic data contributed to the rally, combined with a temporary stabilization of the financial crisis in Europe. U.S. equity markets took an uneven course during the second quarter of 2012. While the month of April was a period of consolidation after solid gains during the first quarter of the year, stocks turned decidedly lower during May. The main catalysts were deterioration in economic data points in the U.S. and renewed concerns regarding European sovereign debt and the European banking system. Additional concerns centered upon a slowdown in the Chinese economy, and the looming political and fiscal policy challenges in the U.S. By June 1st, the S&P 500 Index was up less than 3.0% for the year, after rising as much as 13.4% year to date through April 2nd. With equity valuations back in “discount” territory at the beginning of June, stocks managed to rally somewhat to finish the quarter, despite little progress in resolving any of the fundamental issues previously weighing on the market.

U.S. equities were moderately higher during the third quarter of 2012, extending the rally that began in early June. Large cap stocks outperformed small cap stocks for the second consecutive quarter, as the S&P 500 rose 6.4% versus a 5.3% return of the Russell 2000 Small Cap Index. Following a fairly sharp election season decline, the stock market reversed course with a strong rally into year end, leaving almost all major market indices with modest gains for the quarter and mid-teens or better appreciation for the year. U.S. equities and small cap stocks in particular sold off during the first six weeks of the fourth quarter on uncertainties over the economic and political outlook in the U.S. With the elections completed and expectations reset regarding an efficient resolution of the approaching fiscal cliff, market sentiment bottomed in mid-November and equities rallied to finish the year. Contributing to the year-end rally were incrementally positive economic data points. Manufacturing data rebounded from a summer slump, housing continued to demonstrate a recovery, and headlines from international economies were fairly benign. These conditions, combined with lowered expectations, global monetary accommodation, and attractive valuations helped set the stage for the year-ending rally.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 2000 Index during 2012. Underweighting the Financials sector, especially the Real Estate Investment Trust (“REIT”) industry, along with poor stock selection in the REIT industry and Financials sector in general, impacted the Portfolio’s results versus the benchmark index. The REIT market had large gains as investors were drawn to their high yields. The Portfolio underweighted the industry because at their current prices expectations for future growth appeared unrealistic. Poor stock selection in the Industrials and Health Care sectors affected the Portfolio’s relative performance as did underweighting Health Care. Cash reserves held in the Portfolio for transactional purposes, in a rising stock market, also hampered returns. On an absolute basis, all of the sectors posted positive returns for the year.

Relative to the benchmark index, the three largest detractors to the Portfolio’s performance were Lufkin Industries, Inc., CEVA, Inc., and Vocus, Inc. Lufkin Industries, an oilfield equipment manufacturer, underperformed largely due to volatility in its earnings guidance and declining oil prices. Our outlook remains positive, as fundamentals have remained strong and management has continued to make smart acquisitions that expand their product portfolio relative to the competition. CEVA, Inc. is a licensor of digital signal processor (“DSP”) cores and platform solutions for the mobile, digital home and networking markets. DSP’s are specialized high-speed microprocessors that are optimized for performance in applications requiring repetitive arithmetic calculations to be performed on arrays of data. In the second quarter, when CEVA guided to lower expectations for the year ahead, the stock price declined, triggering our stop loss discipline. We sold the Portfolio’s position. Vocus, Inc., a cloud-based marketing and public relations software provider, experienced a significant price decline after announcing its acquisition of iContact, an email marketing firm. Investors seemed concerned about integration risk and the near-term financial implications of the deal. We exited the position during the first part of 2012.

Relative to the benchmark index, the Information Technology (“IT”) sector added the most value to the Portfolio, aided by strong stock selection. Ariba, Inc., a web based software company that works with business customers to manage their data and financial transactions, was the largest positive contributor in the IT sector. The company was acquired by SAP AG (Germany) for a premium price versus its prior day’s close. We sold the shares during the third quarter and reinvested the proceeds. Strong stock selection in the Energy sector also benefited the Portfolio. EPL Oil & Gas, Inc., an independent oil and natural gas exploration and production company, lead the way, increasing over 50% on an acquisition that doubled their proven reserves and production. We added to the Portfolio’s position after the announcement.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

Lumber Liquidators Holdings, Inc., Marriott Vacations Worldwide Corp., and previously mentioned Ariba, Inc., were the three largest contributors to the Portfolio’s performance. Lumber Liquidators, a retailer of hardwood flooring in the United States, saw its shares surge nearly 200% during the year. Continued strong quarterly earning reports, the strongest same store sales comparisons in three years, and improved guidance helped the stock advance. Better company fundamentals against the back drop of an improving housing market also helped to drive its valuation higher. Marriott Vacations Worldwide, which develops and markets vacation ownership resorts and vacation clubs, gained traction from increased Wall Street analyst coverage and greater clarity over the potential earnings power of the business.

On an absolute basis, we view stock market valuations as attractive and company balance sheets have remained strong. The Portfolio has continued to be diversified with holdings in all major sectors represented in the benchmark. As a result of the individual stock decisions we made, the Portfolio’s weight in the Industrials sector increased over the course of the year while the IT and Energy sectors declined. All other sector weightings remained relatively unchanged. Our investment philosophy is based on our belief that strong fundamental research is the key to positive stock selection. The portfolio managers and analysts meet with hundreds of companies annually in their quest to understand the drivers of value and to identify the catalysts they believe can unlock that value.

Mark Burns

Joe Gatz

Jeff Schwartz

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	14.55	4.18	10.53
Class B	14.27	3.92	10.29
Class E	14.38	4.02	10.36
Russell 2000 Index	16.35	3.56	9.72

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Genesee & Wyoming, Inc.	1.0
Signature Bank	1.0
Stifel Financial Corp.	0.9
RBC Bearings, Inc.	0.9
Lufkin Industries, Inc.	0.9
WEX, Inc.	0.9
Hanger Orthopedic Group, Inc.	0.8
MarketAxess Holdings, Inc.	0.8
Oceaneering International, Inc.	0.8
Middleby Corp.	0.7

Top Sectors

% of Net Assets
Financials	20.6
Industrials	20.5
Information Technology	17.3
Consumer Discretionary	15.3
Health Care	10.3
Energy	5.5
Materials	4.0
Utilities	2.5
Consumer Staples	2.2
Cash & Cash Equivalents	1.8

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.91%	$1,000.00	$1,073.20	$4.74
	Hypothetical*	0.91%	$1,000.00	$1,020.51	$4.62

Class B(a)	Actual	1.16%	$1,000.00	$1,071.90	$6.04
	Hypothetical*	1.16%	$1,000.00	$1,019.24	$5.89

Class E(a)	Actual	1.06%	$1,000.00	$1,072.40	$5.52
	Hypothetical*	1.06%	$1,000.00	$1,019.74	$5.38

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.0%
Hexcel Corp. (a)	74,768	$2,015,745
Triumph Group, Inc.	31,591	2,062,893

		4,078,638

Airlines—0.2%
Spirit Airlines, Inc. (a)	50,095	887,683

Auto Components—0.9%
Dana Holding Corp. (b)	130,227	2,032,844
Tenneco, Inc. (a)	42,211	1,482,028

		3,514,872

Biotechnology—2.4%
Aegerion Pharmaceuticals, Inc. (a) (b)	48,701	1,236,518
Alkermes plc (a) (b)	106,768	1,977,343
Cubist Pharmaceuticals, Inc. (a)	39,613	1,666,123
Emergent Biosolutions, Inc. (a)	36,879	591,539
Exact Sciences Corp. (a)	122,872	1,301,215
Myriad Genetics, Inc. (a)	49,963	1,361,492
Neurocrine Biosciences, Inc. (a)	129,414	968,017
Synageva BioPharma Corp. (a) (b)	16,048	742,862

		9,845,109

Building Products—0.4%
Armstrong World Industries, Inc. (a)	33,748	1,712,036

Capital Markets—2.5%
Ares Capital Corp.	127,615	2,233,263
Fifth Street Finance Corp.	184,048	1,917,780
Financial Engines, Inc. (a) (b)	85,825	2,381,644
Stifel Financial Corp. (a)	115,921	3,705,994

		10,238,681

Chemicals—2.3%
Cabot Corp.	41,515	1,651,882
Flotek Industries, Inc. (a) (b)	149,502	1,823,924
Koppers Holdings, Inc.	27,209	1,038,023
Minerals Technologies, Inc.	33,188	1,324,865
Olin Corp. (b)	68,201	1,472,460
W.R. Grace & Co. (a)	20,679	1,390,249
Zep, Inc.	52,449	757,364

		9,458,767

Commercial Banks—7.5%
BancorpSouth, Inc.	141,944	2,063,866
Bank of the Ozarks, Inc. (b)	38,075	1,274,370
Boston Private Financial Holdings, Inc.	162,093	1,460,458
Cathay General Bancorp	151,143	2,947,288
City National Corp. (b)	42,911	2,124,953
CVB Financial Corp.	114,593	1,191,767
First Financial Bancorp	131,427	1,921,463
First Financial Bankshares, Inc. (b)	34,376	1,341,008
Iberiabank Corp.	38,629	1,897,456
PacWest Bancorp	50,510	1,251,638
Pinnacle Financial Partners, Inc. (a)	59,814	1,126,896

Commercial Banks—(Continued)
Popular, Inc. (a)	62,964	$1,309,022
Prosperity Bancshares, Inc. (b)	44,806	1,881,852
Signature Bank (a)	57,498	4,101,907
SVB Financial Group (a)	14,101	789,233
Texas Capital Bancshares, Inc. (a) (b)	31,299	1,402,821
Wintrust Financial Corp. (b)	64,603	2,370,930

		30,456,928

Commercial Services & Supplies—2.6%
ACCO Brands Corp. (a)	145,528	1,068,176
KAR Auction Services, Inc. (a)	112,070	2,268,297
McGrath Rentcorp (b)	35,716	1,036,478
Performant Financial Corp. (a)	9,574	96,697
Rollins, Inc. (b)	106,037	2,337,056
Team, Inc. (a) (b)	28,376	1,079,423
The Brink’s Co.	47,278	1,348,841
Waste Connections, Inc. (b)	44,866	1,516,022

		10,750,990

Communications Equipment—1.9%
Brocade Communications Systems, Inc. (a)	236,938	1,262,879
Ciena Corp. (a) (b)	113,746	1,785,812
Harmonic, Inc. (a)	159,089	806,581
Ixia (a)	97,359	1,653,156
NETGEAR, Inc. (a) (b)	53,285	2,100,495

		7,608,923

Computers & Peripherals—0.2%
QLogic Corp. (a)	62,071	603,951

Construction & Engineering—1.1%
MasTec, Inc. (a)	69,099	1,722,638
MYR Group, Inc. (a) (b)	71,534	1,591,632
Primoris Services Corp. (b)	69,080	1,038,963

		4,353,233

Consumer Finance—1.1%
Cash America International, Inc. (b)	23,113	916,893
DFC Global Corp. (a) (b)	120,942	2,238,636
Encore Capital Group, Inc. (a)	40,062	1,226,699

		4,382,228

Distributors—0.6%
Core-Mark Holding Co., Inc. (b)	26,618	1,260,362
Pool Corp.	30,705	1,299,436

		2,559,798

Diversified Consumer Services—0.5%
Grand Canyon Education, Inc. (a) (b)	81,510	1,913,040

Diversified Financial Services—0.8%
MarketAxess Holdings, Inc.	96,341	3,400,837

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Electric Utilities—1.5%
Allete, Inc.	53,122	$2,176,939
ITC Holdings Corp. (b)	20,112	1,546,814
UIL Holdings Corp.	64,933	2,325,251

		6,049,004

Electrical Equipment—2.8%
AZZ, Inc.	68,695	2,639,949
Belden, Inc.	45,045	2,026,575
EnerSys (a)	31,886	1,199,870
General Cable Corp. (a)	34,760	1,057,052
Global Power Equipment Group, Inc. (b)	35,735	612,855
II-VI, Inc. (a)	70,802	1,293,552
Polypore International, Inc. (a) (b)	19,577	910,330
Thermon Group Holdings, Inc. (a)	71,834	1,618,420

		11,358,603

Electronic Equipment, Instruments & Components—3.5%
Cognex Corp.	23,595	868,768
FEI Co. (b)	27,566	1,528,810
GSI Group, Inc. (a) (b)	84,911	735,329
IPG Photonics Corp. (a) (b)	30,363	2,023,694
Littelfuse, Inc.	30,520	1,883,389
Measurement Specialties, Inc. (a)	40,389	1,387,766
Methode Electronics, Inc. (b)	81,563	818,077
Rogers Corp. (a)	36,336	1,804,446
Scansource, Inc. (a)	39,220	1,246,020
Vishay Intertechnology, Inc. (a) (b)	172,997	1,838,958

		14,135,257

Energy Equipment & Services—2.8%
Dril-Quip, Inc. (a) (b)	22,785	1,664,444
Forum Energy Technologies, Inc. (a)	64,933	1,607,092
Helix Energy Solutions Group, Inc. (a)	68,394	1,411,652
Lufkin Industries, Inc. (b)	62,447	3,630,044
Oceaneering International, Inc.	59,521	3,201,635

		11,514,867

Food & Staples Retailing—1.2%
Casey’s General Stores, Inc.	15,463	821,085
Spartan Stores, Inc. (b)	85,904	1,319,486
Susser Holdings Corp. (a) (b)	40,158	1,385,049
The Fresh Market, Inc. (a) (b)	24,824	1,193,786

		4,719,406

Food Products—1.1%
Darling International, Inc. (a)	81,718	1,310,757
Ingredion, Inc.	35,581	2,292,484
J&J Snack Foods Corp.	12,914	825,721

		4,428,962

Gas Utilities—0.6%
UGI Corp.	69,165	2,262,387

Health Care Equipment & Supplies—3.2%
Abaxis, Inc. (a) (b)	46,950	$1,741,845
Conceptus, Inc. (a) (b)	82,257	1,728,220
Cyberonics, Inc. (a)	35,824	1,881,835
Endologix, Inc. (a)	85,930	1,223,643
ICU Medical, Inc. (a)	20,747	1,264,115
Insulet Corp. (a) (b)	74,323	1,577,134
SurModics, Inc. (a)	36,840	823,742
Teleflex, Inc.	26,766	1,908,683
Volcano Corp. (a) (b)	33,178	783,333

		12,932,550

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc. (a)	34,540	805,818
Bio-Reference Labs, Inc. (a) (b)	75,235	2,158,492
Hanger Orthopedic Group, Inc. (a)	124,377	3,402,955
Mednax, Inc. (a) (b)	28,221	2,244,134
Team Health Holdings, Inc. (a)	65,592	1,887,082
WellCare Health Plans, Inc. (a)	33,714	1,641,534

		12,140,015

Health Care Technology—0.6%
MedAssets, Inc. (a)	91,777	1,539,100
Medidata Solutions, Inc. (a)	20,342	797,203

		2,336,303

Hotels, Restaurants & Leisure—4.3%
Churchill Downs, Inc. (b)	34,541	2,295,250
Cracker Barrel Old Country Store, Inc.	21,931	1,409,286
Life Time Fitness, Inc. (a) (b)	33,804	1,663,495
Marriott Vacations Worldwide Corp. (a)	60,781	2,532,744
Panera Bread Co. (a)	7,493	1,190,113
SHFL Entertainment, Inc. (a)	117,097	1,697,907
Six Flags Entertainment Corp.	27,367	1,674,860
Texas Roadhouse, Inc.	82,947	1,393,510
Vail Resorts, Inc. (b)	33,958	1,836,788
Wyndham Worldwide Corp.	30,644	1,630,567

		17,324,520

Household Durables—0.9%
Jarden Corp. (a)	49,245	2,545,967
La-Z-Boy, Inc. (a)	62,788	888,450

		3,434,417

Industrial Conglomerates—0.4%
Raven Industries, Inc. (b)	68,497	1,805,581

Insurance—2.6%
Amtrust Financial Services, Inc. (b)	57,232	1,641,986
Employers Holdings, Inc. (b)	107,047	2,203,027
HCC Insurance Holdings, Inc.	78,881	2,935,162
ProAssurance Corp. (a)	52,352	2,208,731
Reinsurance Group of America, Inc.	32,808	1,755,884

		10,744,790

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—1.0%
HomeAway, Inc. (a)	48,263	$1,061,786
HSN, Inc. (b)	26,568	1,463,365
Liberty Ventures (Series A) (a)	24,043	1,629,154

		4,154,305

Internet Software & Services—1.9%
Cornerstone OnDemand, Inc. (a)	49,643	1,465,958
CoStar Group, Inc. (a) (b)	29,730	2,656,970
DealerTrack Holdings, Inc. (a)	73,253	2,103,826
IAC/InterActiveCorp. (a)	12,763	603,690
Perficient, Inc. (a)	85,020	1,001,536

		7,831,980

IT Services—2.7%
Convergys Corp. (a) (b)	91,963	1,509,113
Euronet Worldwide, Inc. (a)	88,046	2,077,886
Heartland Payment Systems, Inc. (b)	54,690	1,613,355
InterXion Holding NV (a)	88,729	2,108,201
WEX, Inc. (a) (b)	47,974	3,615,800

		10,924,355

Life Sciences Tools & Services—0.4%
PAREXEL International Corp. (a)	59,093	1,748,562

Machinery—5.3%
Actuant Corp. (b)	41,799	1,166,610
Alamo Group, Inc. (b)	27,334	892,182
Albany International Corp.	73,200	1,660,176
Altra Holdings, Inc. (a)	96,556	2,129,060
Chart Industries, Inc. (a) (b)	33,157	2,210,577
John Bean Technologies Corp.	45,206	803,311
Middleby Corp. (a)	23,183	2,972,292
Proto Labs, Inc. (a)	35,179	1,386,756
RBC Bearings, Inc. (a) (b)	74,002	3,705,280
The Manitowoc Co., Inc.	49,634	778,261
Trimas Corp. (a)	47,015	1,314,539
Wabtec Corp.	30,499	2,669,883

		21,688,927

Marine—0.4%
Kirby Corp. (a) (b)	29,200	1,807,188

Media—1.0%
Arbitron, Inc.	16,694	779,276
John Wiley & Sons, Inc.	47,043	1,831,384
Live Nation Entertainment, Inc. (a) (b)	107,876	1,004,326
National CineMedia, Inc.	43,225	610,769

		4,225,755

Metals & Mining—1.7%
Haynes International, Inc.	24,355	1,263,294
Horsehead Holding Corp. (a) (b)	137,342	1,402,262
Reliance Steel & Aluminum Co.	37,736	2,343,406
SunCoke Energy, Inc. (a)	108,894	1,697,657

		6,706,619

Multi-Utilities—0.2%
NorthWestern Corp.	23,426	$813,585

Multiline Retail—0.3%
Fred’s, Inc. (b)	99,322	1,321,976

Oil, Gas & Consumable Fuels—2.7%
Approach Resources, Inc. (a) (b)	53,587	1,340,211
Berry Petroleum Co. (b)	26,687	895,349
Cloud Peak Energy, Inc. (a)	57,597	1,113,350
EPL Oil & Gas, Inc. (a)	120,999	2,728,527
Gulfport Energy Corp. (a)	40,233	1,537,705
Oasis Petroleum, Inc. (a)	55,868	1,776,602
Rosetta Resources, Inc. (a)	35,438	1,607,468

		10,999,212

Pharmaceuticals—0.7%
Impax Laboratories, Inc. (a)	83,702	1,715,054
Pacira Pharmaceuticals, Inc. (a) (b)	69,093	1,207,055

		2,922,109

Professional Services—2.0%
Huron Consulting Group, Inc. (a)	45,377	1,528,751
On Assignment, Inc. (a)	48,555	984,695
The Advisory Board Co. (a)	42,193	1,974,210
The Corporate Executive Board Co.	52,175	2,476,226
WageWorks, Inc. (a)	66,980	1,192,244

		8,156,126

Real Estate Investment Trusts—5.6%
American Campus Communities, Inc.	56,585	2,610,266
BioMed Realty Trust, Inc.	125,651	2,428,834
CubeSmart	189,165	2,756,134
DuPont Fabros Technology, Inc. (b)	55,611	1,343,562
Hersha Hospitality Trust	393,951	1,969,755
Home Properties, Inc.	29,420	1,803,740
Mid-America Apartment Communities, Inc.	32,646	2,113,829
National Retail Properties, Inc.	48,564	1,515,197
Omega Healthcare Investors, Inc. (b)	90,358	2,155,038
Potlatch Corp. (b)	38,845	1,522,336
Sovran Self Storage, Inc.	43,715	2,714,701

		22,933,392

Road & Rail—2.4%
Avis Budget Group, Inc. (a)	94,678	1,876,518
Genesee & Wyoming, Inc. (a)	55,884	4,251,654
Old Dominion Freight Line, Inc. (a)	69,821	2,393,464
Werner Enterprises, Inc.	49,843	1,080,098

		9,601,734

Semiconductors & Semiconductor Equipment—3.6%
Cavium, Inc. (a) (b)	49,578	1,547,329
EZchip Semiconductor, Ltd. (a) (b)	36,692	1,213,404
Hittite Microwave Corp. (a)	30,729	1,908,271
Lattice Semiconductor Corp. (a)	90,152	359,707
Semtech Corp. (a)	67,601	1,957,049
Silicon Laboratories, Inc. (a)	34,771	1,453,776
Teradyne, Inc. (a)	154,309	2,606,279

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Ultratech, Inc. (a)	44,858	$1,673,203
Volterra Semiconductor Corp. (a)	121,940	2,093,710

		14,812,728

Software—4.2%
Allot Communications, Ltd. (a)	68,566	1,221,846
Aspen Technology, Inc. (a)	45,910	1,268,952
CommVault Systems, Inc. (a)	24,535	1,710,335
Ellie Mae, Inc. (a)	50,394	1,398,434
Guidewire Software, Inc. (a)	57,554	1,710,505
Imperva, Inc. (a) (b)	40,509	1,277,249
Monotype Imaging Holdings, Inc. (a)	69,494	1,110,514
QLIK Technologies, Inc. (a)	63,953	1,389,059
Sourcefire, Inc. (a) (b)	36,277	1,713,000
SS&C Technologies Holdings, Inc. (a)	58,143	1,344,266
Synchronoss Technologies, Inc. (a)	31,550	665,390
Ultimate Software Group, Inc. (a) (b)	24,189	2,283,683

		17,093,233

Specialty Retail—5.1%
Asbury Automotive Group, Inc. (a)	58,692	1,879,905
Barnes & Noble, Inc. (a) (b)	70,158	1,058,684
Cabela’s, Inc. (a)	33,587	1,402,257
Chico’s FAS, Inc.	82,793	1,528,359
Genesco, Inc. (a)	31,798	1,748,890
Hibbett Sports, Inc. (a) (b)	27,027	1,424,323
HOT Topic, Inc. (b)	231,883	2,237,671
JOS A. Bank Clothiers, Inc. (a) (b)	25,976	1,106,058
Lumber Liquidators Holdings, Inc. (a)	22,736	1,201,143
Rent-A-Center, Inc.	42,423	1,457,654
rue21, inc. (a) (b)	49,112	1,394,290
Sally Beauty Holdings, Inc. (a)	102,735	2,421,464
Vitamin Shoppe, Inc. (a) (b)	31,809	1,824,564

		20,685,262

Textiles, Apparel & Luxury Goods—0.7%
Oxford Industries, Inc.	39,203	1,817,451
Tumi Holdings, Inc. (a) (b)	56,784	1,183,946

		3,001,397

Thrifts & Mortgage Finance—0.4%
Capitol Federal Financial, Inc.	134,678	1,574,386

Trading Companies & Distributors—0.9%
DXP Enterprises, Inc. (a)	22,748	1,116,244
H&E Equipment Services, Inc. (a)	52,393	789,563
Rush Enterprises, Inc. (a) (b)	82,078	1,696,552

		3,602,359

Transportation Infrastructure—0.2%
Wesco Aircraft Holdings, Inc. (a) (b)	62,378	824,013

Water Utilities—0.3%
Middlesex Water Co. (b)	61,079	$1,194,705

Total Common Stock (Identified Cost $309,119,923)		399,576,284

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13, strike price $10.50 (a) (b)	16,409	328

Total Warrants (Identified Cost $0)		328

Short Term Investments—17.9%

Mutual Funds—16.7%
State Street Navigator Securities Lending Prime Portfolio (c)	67,619,009	67,619,009

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $4,975,003 on 01/02/13, collateralized by $4,995,000 Federal Home Loan Mortgage Corp. 1.000% due 03/08/17 with a value of $5,079,233	$4,975,000	4,975,000

Total Short Term Investments (Identified Cost $72,594,009)		72,594,009

Total Investments—116.1% (Identified Cost $381,713,932) (d)		472,170,621
Liabilities in excess of other assets		(65,396,497)

Net Assets—100.0%		$406,774,124

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $67,660,540 and the collateral received consisted of cash in the amount of $67,619,009 and non-cash collateral with a value of $387,261. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $382,016,491. The aggregate unrealized appreciation and depreciation of investments was $96,227,677 and $(6,073,547), respectively, resulting in net unrealized appreciation of $90,154,130 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$399,576,284	$—	$—	$399,576,284
Total Warrants*	328	—	—	328
Short Term Investments
Mutual Funds	67,619,009	—	—	67,619,009
Repurchase Agreement	—	4,975,000	—	4,975,000
Total Short Term Investments	67,619,009	4,975,000	—	72,594,009
Total Investments	$467,195,621	$4,975,000	$—	$472,170,621

Collateral for Securities Loaned (Liability)	$—	$(67,619,009)	$—	$(67,619,009)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$472,170,621
Cash		9,186
Receivable for:
Securities sold		2,911,547
Fund shares sold		133,975
Interest and dividends		228,258

Total Assets		475,453,587
Liabilities
Payable for:
Securities purchased	$329,484
Fund shares redeemed	271,592
Collateral for securities loaned	67,619,009
Accrued expenses:
Management fees	280,048
Distribution and service fees	35,650
Deferred trustees’ fees	48,137
Other expenses	95,543

Total Liabilities		68,679,463

Net Assets		$406,774,124

Net assets consists of:
Paid in surplus		$280,379,656
Undistributed net investment income		2,170,452
Accumulated net realized gains		33,767,327
Unrealized appreciation on investments		90,456,689

Net Assets		$406,774,124

Net Assets
Class A		$222,485,641
Class B		151,149,909
Class E		33,138,574
Capital Shares Outstanding (c)
Class A		888,631
Class B		619,745
Class E		134,471
Net Asset Value, Offering and Redemption Price Per Share
Class A		$250.37
Class B		243.89
Class E		246.44

(a)	Identified cost of investments was $381,713,932.
(b)	Includes securities on loan with a value of $67,660,540.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$5,524,093
Securities lending income		759,884
Interest		1,005

		6,284,982
Expenses
Management fees	$3,665,333
Distribution and service fees—Class B	372,479
Distribution and service fees—Class E	50,697
Administration fees	1,519
Trustees’ fees and expenses	44,641
Custodian and accounting	53,110
Audit and tax services	36,127
Legal	34,161
Shareholder reporting	110,372
Insurance	3,675
Miscellaneous	16,156

Total expenses	4,388,270
Less broker commission recapture	(21,817)
Less management fee waivers	(331,009)	4,035,444

Net Investment Income		2,249,538

Net Realized and Unrealized Gain
Net realized gain on:
Investments		34,227,721
Net change in unrealized appreciation on:
Investments		18,324,180

Net realized and unrealized gain		52,551,901

Net Increase in Net Assets From Operations		$54,801,439

(a)	Net of foreign taxes of $1,729.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,249,538	$(171,186)
Net realized gain	34,227,721	42,869,012
Net change in unrealized appreciation (depreciation)	18,324,180	(39,557,776)

Increase in net assets from operations	54,801,439	3,140,050

From Distributions to Shareholders
Net investment income
Class A	0	(267,020)

	0	(267,020)

Net realized capital gain
Class A	(5,655,967)	0
Class B	(3,818,870)	0
Class E	(866,084)	0

	(10,340,921)	0

Total distributions	(10,340,921)	(267,020)

Decrease in net assets from capital share transactions	(34,078,363)	(34,371,600)

Total increase (decrease) in net assets	10,382,155	(31,498,570)

Net Assets
Beginning of the period	396,391,969	427,890,539

End of the period	$406,774,124	$396,391,969

Undistributed Net Investment Income (Loss)
End of the period	$2,170,452	$(36,377)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	26,861	$6,409,510	52,988	$12,004,144
Reinvestments	23,747	5,655,967	1,092	267,020
Redemptions	(143,242)	(34,209,621)	(168,857)	(38,508,491)

Net decrease	(92,634)	$(22,144,144)	(114,777)	$(26,237,327)

Class B
Sales	53,113	$12,439,394	109,639	$24,228,616
Reinvestments	16,431	3,818,870	0	0
Redemptions	(101,301)	(23,714,171)	(107,673)	(24,038,563)

Net increase (decrease)	(31,757)	$(7,455,907)	1,966	$190,053

Class E
Sales	10,198	$2,402,207	16,390	$3,664,300
Reinvestments	3,691	866,084	0	0
Redemptions	(32,769)	(7,746,603)	(52,899)	(11,988,626)

Net decrease	(18,880)	$(4,478,312)	(36,509)	$(8,324,326)

Decrease derived from capital share transactions		$(34,078,363)		$(34,371,600)

MSF-11

See accompanying notes to financial statements.

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$224.06	$222.98	$175.00	$134.79	$247.66

Income (Loss) From Investment Operations
Net investment income (a)	1.56	0.13	0.43	0.31	0.56
Net realized and unrealized gain (loss) on investments	30.73	1.20	47.73	40.31	(79.58)

Total from investment operations	32.29	1.33	48.16	40.62	(79.02)

Less Distributions
Distributions from net investment income	0.00	(0.25)	(0.18)	(0.41)	0.00
Distributions from net realized capital gains	(5.98)	0.00	0.00	0.00	(33.85)

Total distributions	(5.98)	(0.25)	(0.18)	(0.41)	(33.85)

Net Asset Value, End of Period	$250.37	$224.06	$222.98	$175.00	$134.79

Total Return (%) (b)	14.55	0.59	27.53	30.25	(35.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.96	0.96	0.99	0.96
Net ratio of expenses to average net assets (%) (c)	0.89	0.91	0.91	0.94	0.91
Ratio of net investment income to average net assets (%)	0.65	0.06	0.23	0.22	0.31
Portfolio turnover rate (%)	38	49	61	68	76
Net assets, end of period (in millions)	$222.49	$219.87	$244.39	$218.08	$192.12

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$218.94	$218.20	$171.53	$132.03	$243.90

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.96	(0.41)	(0.02)	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	29.97	1.15	46.69	39.55	(78.14)

Total from investment operations	30.93	0.74	46.67	39.50	(78.02)

Less Distributions
Distributions from net realized capital gains	(5.98)	0.00	0.00	0.00	(33.85)

Total distributions	(5.98)	0.00	0.00	0.00	(33.85)

Net Asset Value, End of Period	$243.89	$218.94	$218.20	$171.53	$132.03

Total Return (%) (b)	14.27	0.34	27.21	29.93	(36.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	1.21	1.21	1.24	1.21
Net ratio of expenses to average net assets (%) (c)	1.14	1.16	1.16	1.19	1.16
Ratio of net investment income (loss) to average net assets (%)	0.41	(0.19)	(0.01)	(0.03)	0.07
Portfolio turnover rate (%)	38	49	61	68	76
Net assets, end of period (in millions)	$151.15	$142.64	$141.73	$112.17	$74.96

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

See accompanying notes to financial statements.

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$220.96	$219.99	$172.77	$132.99	$245.18

Income (Loss) From Investment Operations
Net investment income (loss) (a)	1.18	(0.22)	0.14	0.09	0.28
Net realized and unrealized gain (loss) on investments	30.28	1.19	47.08	39.83	(78.62)

Total from investment operations	31.46	0.97	47.22	39.92	(78.34)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.14)	0.00
Distributions from net realized capital gains	(5.98)	0.00	0.00	0.00	(33.85)

Total distributions	(5.98)	0.00	0.00	(0.14)	(33.85)

Net Asset Value, End of Period	$246.44	$220.96	$219.99	$172.77	$132.99

Total Return (%) (b)	14.38	0.44	27.34	30.05	(35.99)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.11	1.11	1.14	1.11
Net ratio of expenses to average net assets (%) (c)	1.04	1.06	1.06	1.09	1.06
Ratio of net investment income (loss) to average net assets (%)	0.50	(0.10)	0.08	0.07	0.15
Portfolio turnover rate (%)	38	49	61	68	76
Net assets, end of period (in millions)	$33.14	$33.88	$41.77	$40.19	$35.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$3,665,333	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

An identical expense agreement was in place for the period October 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$152,790,521	$0	$194,099,755

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$—	$185,970	$10,340,921	$81,050	$—	$—	$10,340,921	$267,020

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$2,218,589	$34,069,886	$90,154,130	$—	$—	$126,442,605

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Loomis Sayles Small Cap Core Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Loomis Sayles Small Cap Core Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-year period ended October 31, 2012, and outperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Loomis Sayles Small Cap Core Portfolio, the Board considered that the Portfolio’s actual management fees were above its Expense Group median and Expense Universe median, and equal to its Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MSF-24

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Loomis Sayles Small Cap Core Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-25

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Metropolitan Series Fund
Loomis Sayles Small Cap Growth Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 11.19%, 10.89%, and 10.95%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 14.59% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Over the past five years the market has been disproportionately driven by macro events rather than underlying fundamentals, often leading to environments where the price movements of stocks are highly correlated. A lull in macroeconomic influences was viewed as a healthy environment for stock markets in the first quarter of 2012 as many equity indices posted double digit returns. For small cap stocks, the first quarter of 2012 marked one of the best first quarters of all time although leadership in the New Year switched temporarily in January to lower quality stocks. During the second quarter, global concerns over slowing economic growth, the European banking crisis, and the potential impact of austerity moves drove the market lower. Market factors for small caps in this weak second quarter were somewhat contradictory as the underlying characteristics of the best-performing stocks typically possessed many of the low quality features associated with stronger markets. While starting off on a soft note, the market roared back with strong positive returns for the third quarter. Federal Reserve statements regarding open ended quantitative easing and progress in the European debt crisis contagion provided a boost. Continuing a trend started in the second quarter, large cap stocks largely outperformed their small cap counterparts in the third quarter, with the S&P 500 index up 6.4% and the Russell 2000 index up 5.3%. Leading into the end of the year, the overall market environment was characterized by macroeconomic and U.S. Presidential election campaign uncertainties and the market reverted to generally favoring a quality bias. Post-election, the market sold off on renewed concerns regarding the fiscal cliff. The market rallied after bottoming in mid-November, led particularly in the small cap segment by lower quality, smaller cap, and higher beta stocks.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 2000 Growth Index in 2012. Relative underperformance was due primarily to stock selection in the Health Care and Industrials sectors. An underweight to Materials also contributed to the Portfolio’s underperformance versus the benchmark.

The largest individual detractors from performance in 2012 were CEVA, Inc., ServiceSource International, Inc., and Volterra Semiconductor Corp. CEVA, Inc. is a leading licensor of silicon intellectual property platform solutions and digital signal processor cores. In the second quarter, when CEVA guided to lower expectations for the year ahead, the stock price declined, triggering our stop loss discipline causing us to exit the Portfolio’s position entirely. ServiceSource International Corp., in the Information Technology (“IT”) sector, was one of the largest detractors to the Portfolio’s performance this past year. The company provides a suite of applications and services to help companies optimize the maintenance and support segment of their businesses. The share price slumped on the announcement of a new product launch that many believe will cannibalize the company’s core business and add a level of complexity to the business model. The decline in share price triggered our stop loss discipline and we sold the Portfolio’s position in the stock. Volterra Semiconductor was also a detractor from performance during the year. Their core voltage semiconductor chipset business is leveraged to the Intel product cycle. A delay in the launch of Intel’s Romley platform caused a pause in demand negatively impacting Volterra’s near-term stock price.

Relative outperformance in the Portfolio during the year was driven by stock selection primarily in IT. The three top performing stocks for this period were Lumber Liquidators, Ariba, Inc., and Catalyst Health Solutions, Inc. Shares of Lumber Liquidators, a retailer of hardwood flooring in the U.S., surged nearly 200% during the period on impressive quarterly earnings reports, the strongest same stores sales comparisons in three years, and improved guidance. Also, better company fundamentals against the back drop of an improving housing market helped to drive its valuation higher. Ariba, Inc., a leader in cloud-based supply chain software and networking, outperformed the Russell 2000 Growth Index by nearly 45% driven by the acquisition by SAP AG (Germany), a global business software company providing e-business and enterprise management solutions. Catalyst Health Solutions, Inc., a provider of pharmacy benefit management services, was up nearly 77% during the year due to the acquisition by SXC Health Solutions, a provider of health care information technology solutions to the health care benefits management industry.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

Changes to the sector weights were modest resulting in no material change to the positioning of the Portfolio. As a result of individual stock selection, sector weights in the IT, Consumer Staples, and Energy sectors increased marginally. Two sectors that witnessed the largest decrease in sector weight relative to the benchmark were Industrials and Consumer Discretionary. The changes were largely due to stock selection. Our strategy seeks high quality under-exploited growth stocks. Our bottom-up fundamental research and discounted cash flow valuation discipline help us identify these differentiated growth opportunities. Risk management is applied from the stock level to the Portfolio level and from the buy discipline through the sell discipline. Our strategy represents small cap growth investing with a low volatility approach.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	11.19	2.89	8.40
Class B	10.89	2.64	8.14
Class E	10.95	2.73	8.24
Russell 2000 Growth Index	14.59	3.49	9.80

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
CoStar Group, Inc.	1.7
The Corporate Executive Board Co.	1.6
Financial Engines, Inc.	1.5
Ultimate Software Group, Inc.	1.4
Chart Industries, Inc.	1.4
InterXion Holding NV	1.3
Hanger Orthopedic Group, Inc.	1.3
DealerTrack Holdings, Inc.	1.3
Triumph Group, Inc.	1.3
IPG Photonics Corp.	1.3

Top Sectors

% of Net Assets
Information Technology	24.5
Health Care	19.0
Industrials	18.9
Consumer Discretionary	16.2
Financials	9.3
Energy	7.7
Cash & Cash Equivalents	1.7
Consumer Staples	1.6
Materials	1.1

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.88%	$1,000.00	$1,040.20	$4.51
	Hypothetical*	0.88%	$1,000.00	$1,020.66	$4.47

Class B(a)	Actual	1.13%	$1,000.00	$1,038.50	$5.79
	Hypothetical*	1.13%	$1,000.00	$1,019.39	$5.74

Class E(a)	Actual	1.03%	$1,000.00	$1,038.90	$5.28
	Hypothetical*	1.03%	$1,000.00	$1,019.90	$5.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
Hexcel Corp. (a) (b)	177,669	$4,789,956
Triumph Group, Inc.	74,655	4,874,972

		9,664,928

Airlines—0.6%
Spirit Airlines, Inc. (b)	118,376	2,097,623

Biotechnology—6.2%
Aegerion Pharmaceuticals, Inc. (a) (b)	115,974	2,944,580
Alkermes plc (a) (b)	252,315	4,672,874
Cubist Pharmaceuticals, Inc. (a) (b)	94,457	3,972,861
Emergent Biosolutions, Inc. (b)	87,818	1,408,601
Exact Sciences Corp. (b)	292,991	3,102,774
Myriad Genetics, Inc. (a) (b)	118,727	3,235,311
Neurocrine Biosciences, Inc. (a) (b)	310,534	2,322,794
Synageva BioPharma Corp. (a) (b)	38,231	1,769,713

		23,429,508

Capital Markets—2.5%
Financial Engines, Inc. (a) (b)	204,812	5,683,533
Stifel Financial Corp. (a) (b)	120,140	3,840,876

		9,524,409

Chemicals—1.1%
Flotek Industries, Inc. (a) (b)	355,575	4,338,015

Commercial Banks—4.1%
Bank of the Ozarks, Inc. (a)	90,863	3,041,185
Boston Private Financial Holdings, Inc. (a)	385,061	3,469,400
Signature Bank (a) (b)	51,445	3,670,086
SVB Financial Group (b)	33,383	1,868,446
Texas Capital Bancshares, Inc. (a) (b)	74,692	3,347,695

		15,396,812

Communications Equipment—2.2%
Ciena Corp. (a) (b)	269,369	4,229,093
Ixia (a) (b)	231,881	3,937,340

		8,166,433

Construction & Engineering—1.1%
MasTec, Inc. (a) (b)	162,569	4,052,845

Consumer Finance—0.8%
Encore Capital Group, Inc. (a) (b)	95,530	2,925,129

Distributors—0.8%
Pool Corp. (a)	72,576	3,071,416

Diversified Consumer Services—1.2%
Grand Canyon Education, Inc. (a) (b)	194,134	4,556,325

Diversified Financial Services—0.9%
MarketAxess Holdings, Inc.	94,728	3,343,898

Electrical Equipment—1.6%
Polypore International, Inc. (a) (b)	46,599	$2,166,854
Thermon Group Holdings, Inc. (b)	170,312	3,837,129

		6,003,983

Electronic Equipment, Instruments & Components—3.1%
FEI Co. (a)	65,784	3,648,381
IPG Photonics Corp. (a) (b)	72,128	4,807,331
Measurement Specialties, Inc. (a) (b)	97,096	3,336,218

		11,791,930

Energy Equipment & Services—3.8%
Dril-Quip, Inc. (b)	54,266	3,964,131
Forum Energy Technologies, Inc. (b)	153,854	3,807,887
Lufkin Industries, Inc. (a)	60,424	3,512,447
Oceaneering International, Inc.	56,551	3,041,878

		14,326,343

Food & Staples Retailing—1.6%
Susser Holdings Corp. (a) (b)	95,084	3,279,447
The Fresh Market, Inc. (a) (b)	58,786	2,827,019

		6,106,466

Health Care Equipment & Supplies—6.4%
Abaxis, Inc. (a) (b)	111,656	4,142,438
Conceptus, Inc. (a) (b)	195,100	4,099,051
Cyberonics, Inc. (b)	85,203	4,475,713
Endologix, Inc. (a) (b)	203,605	2,899,335
ICU Medical, Inc. (a) (b)	49,509	3,016,583
Insulet Corp. (a) (b)	176,281	3,740,683
Volcano Corp. (a) (b)	79,011	1,865,450

		24,239,253

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc.(a) (b)	81,928	1,911,380
Hanger Orthopedic Group, Inc. (b)	183,911	5,031,805
Team Health Holdings, Inc. (b)	156,003	4,488,206

		11,431,391

Health Care Technology—1.5%
MedAssets, Inc. (a) (b)	219,016	3,672,898
Medidata Solutions, Inc. (b)	48,444	1,898,521

		5,571,419

Hotels, Restaurants & Leisure—4.9%
Life Time Fitness, Inc. (a) (b)	80,670	3,969,771
Panera Bread Co. (b)	17,814	2,829,398
SHFL Entertainment, Inc. (b)	278,411	4,036,959
Texas Roadhouse, Inc. (a)	197,944	3,325,459
Vail Resorts, Inc. (a)	80,974	4,379,884

		18,541,471

Insurance—1.0%
Amtrust Financial Services, Inc. (a)	136,197	3,907,492

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—0.7%
HomeAway, Inc. (a) (b)	114,934	$2,528,548

Internet Software & Services—3.9%
Cornerstone OnDemand, Inc. (b)	118,221	3,491,066
CoStar Group, Inc. (a) (b)	70,947	6,340,534
DealerTrack Holdings, Inc. (a) (b)	174,446	5,010,089

		14,841,689

IT Services—2.4%
Heartland Payment Systems, Inc. (a)	130,411	3,847,125
InterXion Holding NV (b)	213,436	5,071,239

		8,918,364

Life Sciences Tools & Services—1.1%
PAREXEL International Corp. (a) (b)	140,018	4,143,133

Machinery—5.0%
Chart Industries, Inc. (a) (b)	76,886	5,125,989
Middleby Corp. (a) (b)	34,303	4,397,988
Proto Labs, Inc. (b)	83,883	3,306,668
RBC Bearings, Inc. (a) (b)	86,678	4,339,967
The Manitowoc Co., Inc.	118,200	1,853,376

		19,023,988

Oil, Gas & Consumable Fuels—3.9%
Approach Resources, Inc. (a) (b)	127,779	3,195,753
Gulfport Energy Corp. (a) (b)	95,824	3,662,393
Oasis Petroleum, Inc. (a) (b)	133,324	4,239,703
Rosetta Resources, Inc. (b)	84,102	3,814,867

		14,912,716

Pharmaceuticals—0.8%
Pacira Pharmaceuticals, Inc. (a) (b)	164,559	2,874,846

Professional Services—5.1%
Huron Consulting Group, Inc. (a) (b)	108,076	3,641,080
On Assignment, Inc. (b)	115,580	2,343,962
The Advisory Board Co. (a) (b)	100,496	4,702,208
The Corporate Executive Board Co.	124,269	5,897,807
WageWorks, Inc. (b)	159,714	2,842,909

		19,427,966

Road & Rail—1.3%
Genesee & Wyoming, Inc. (a) (b)	63,149	4,804,376

Semiconductors & Semiconductor Equipment—5.7%
Cavium, Inc. (a) (b)	116,745	3,643,611
EZchip Semiconductor, Ltd. (a) (b)	86,978	2,876,363
Hittite Microwave Corp. (a) (b)	73,331	4,553,855
Silicon Laboratories, Inc. (a) (b)	82,344	3,442,803
Ultratech, Inc. (a) (b)	107,049	3,992,928
Volterra Semiconductor Corp. (b)	175,426	3,012,064

		21,521,624

Security Description	Shares/ Principal Amount	Value*

Software—8.8%
Allot Communications, Ltd. (a) (b)	162,856	$2,902,094
Aspen Technology, Inc. (b)	109,474	3,025,861
CommVault Systems, Inc. (b)	58,436	4,073,574
Ellie Mae, Inc. (a) (b)	120,008	3,330,222
Guidewire Software, Inc. (a) (b)	136,272	4,050,004
Imperva, Inc. (a) (b)	95,861	3,022,497
QLIK Technologies, Inc. (a) (b)	152,315	3,308,282
Sourcefire, Inc. (a) (b)	85,717	4,047,557
Ultimate Software Group, Inc. (a) (b)	57,725	5,449,817

		33,209,908

Specialty Retail—6.7%
Asbury Automotive Group, Inc. (a) (b)	139,771	4,476,865
Cabela’s, Inc. (a) (b)	79,993	3,339,708
Chico’s FAS, Inc.	196,541	3,628,147
Hibbett Sports, Inc. (a) (b)	64,370	3,392,299
Lumber Liquidators Holdings, Inc. (a) (b)	54,145	2,860,480
rue21, inc. (a) (b)	117,110	3,324,753
Vitamin Shoppe, Inc. (a) (b)	75,910	4,354,198

		25,376,450

Textiles, Apparel & Luxury Goods—1.9%
Oxford Industries, Inc. (a)	93,087	4,315,513
Tumi Holdings, Inc. (b)	135,510	2,825,384

		7,140,897

Total Common Stock (Identified Cost $327,967,911)		371,211,594

Short Term Investments—29.1%

Mutual Funds—27.9%
State Street Navigator Securities Lending Prime Portfolio (c)	105,074,008	105,074,008

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $4,560,003 on 01/02/13, collateralized by $4,575,000 Federal Home Loan Mortgage Corp. at 1.000% due 03/08/17 with a value of $4,652,150.	$4,560,000	4,560,000

Total Short Term Investments (Identified Cost $109,634,008)		109,634,008

Total Investments—127.4% (Identified Cost $437,601,919) (d)		480,845,602
Liabilities in excess of other assets		(103,292,364)

Net Assets—100.0%		$377,553,238

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $104,447,639 and the collateral received consisted of cash in the amount of $105,074,008. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $438,155,025. The aggregate unrealized appreciation and depreciation of investments was $50,436,964 and $(7,746,387), respectively, resulting in net unrealized appreciation of $42,690,577 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$371,211,594	$—	$—	$371,211,594
Short Term Investments
Mutual Funds	105,074,008	—	—	105,074,008
Repurchase Agreement	—	4,560,000	—	4,560,000
Total Short Term Investments	105,074,008	4,560,000	—	109,634,008
Total Investments	$476,285,602	$4,560,000	$—	$480,845,602

Collateral for Securities Loaned (Liability)	$—	$(105,074,008)	$—	$(105,074,008)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$480,845,602
Cash		876,992
Receivable for:
Securities sold		1,732,564
Fund shares sold		189,888
Interest and dividends		1

Total Assets		483,645,047
Liabilities
Payable for:
Securities purchased	$483,213
Fund shares redeemed	166,868
Collateral for securities loaned	105,074,008
Accrued expenses:
Management fees	256,566
Distribution and service fees	13,446
Deferred trustees’ fees	39,418
Other expenses	58,290

Total Liabilities		106,091,809

Net Assets		$377,553,238

Net assets consists of:
Paid in surplus		$356,766,595
Undistributed net investment loss		(39,418)
Accumulated net realized losses		(22,417,622)
Unrealized appreciation on investments		43,243,683

Net Assets		$377,553,238

Net Assets
Class A		$310,947,532
Class B		60,354,912
Class E		6,250,794
Capital Shares Outstanding (c)
Class A		27,935,085
Class B		5,592,926
Class E		571,150
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.13
Class B		10.79
Class E		10.94

(a)	Identified cost of investments was $437,601,919.
(b)	Includes securities on loan with a value of $104,447,639.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$995,840
Securities lending income		1,451,896
Interest		1,316

		2,449,052
Expenses
Management fees	$3,639,094
Distribution and service fees—Class B	156,873
Distribution and service fees—Class E	10,060
Administration fees	1,424
Trustees’ fees and expenses	43,725
Custodian and accounting	47,457
Audit and tax services	36,127
Legal	34,299
Shareholder reporting	63,127
Insurance	3,467
Miscellaneous	14,983

Total expenses	4,050,636
Less broker commission recapture	(33,797)
Less management fee waivers	(354,344)	3,662,495

Net Investment Loss		(1,213,443)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	16,655,510
Futures contracts	1,957,430	18,612,940

Net change in unrealized appreciation on:
Investments		29,657,798

Net realized and unrealized gain		48,270,738

Net Increase in Net Assets From Operations		$47,057,295

(a)	Net of foreign taxes of $4,617.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,213,443)	$(1,919,457)
Net realized gain (loss)	18,612,940	(11,508,501)
Net change in unrealized appreciation (depreciation)	29,657,798	(17,604,153)

Increase (decrease) in net assets from operations	47,057,295	(31,032,111)

Increase (decrease) in net assets from capital share transactions	(93,039,271)	351,916,158

Total increase (decrease) in net assets	(45,981,976)	320,884,047

Net Assets
Beginning of the period	423,535,214	102,651,167

End of the period	$377,553,238	$423,535,214

Undistributed Net Investment Loss
End of the period	$(39,418)	$(24,731)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,124,521	$22,910,912	34,743,199	$381,949,738
Redemptions	(9,638,662)	(106,552,103)	(2,215,711)	(22,328,278)

Net increase (decrease)	(7,514,141)	$(83,641,191)	32,527,488	$359,621,460

Class B
Sales	496,842	$5,203,334	980,331	$9,710,596
Redemptions	(1,260,604)	(13,239,525)	(1,639,709)	(16,260,825)

Net decrease	(763,762)	$(8,036,191)	(659,378)	$(6,550,229)

Class E
Sales	19,728	$210,060	176,051	$1,793,937
Redemptions	(147,889)	(1,571,949)	(293,508)	(2,949,010)

Net decrease	(128,161)	$(1,361,889)	(117,457)	$(1,155,073)

Increase (decrease) derived from capital share transactions		$(93,039,271)		$351,916,158

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.01	$9.72	$7.38	$5.68	$10.68

Income (Loss) From Investment Operations
Net investment loss (a)	(0.03)	(0.06)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.15	0.35	2.40	1.76	(4.08)

Total from investment operations	1.12	0.29	2.34	1.70	(4.11)

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.89	)(d)

Total distributions	0.00	0.00	0.00	0.00	(0.89)

Net Asset Value, End of Period	$11.13	$10.01	$9.72	$7.38	$5.68

Total Return (%) (b)	11.19	2.98	31.71	29.93	(41.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	1.07	1.33	1.03
Net ratio of expenses to average net assets (%) (c)	0.87	0.88	1.02	1.30	1.03
Ratio of net investment loss to average net assets (%)	(0.26)	(0.58)	(0.75)	(1.07)	(0.31)
Portfolio turnover rate (%)	74	74	73	170	68
Net assets, end of period (in millions)	$310.95	$354.81	$28.40	$22.30	$17.47

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.73	$9.47	$7.21	$5.56	$10.49

Income (Loss) From Investment Operations
Net investment loss (a)	(0.05)	(0.09)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.11	0.35	2.34	1.73	(3.99)

Total from investment operations	1.06	0.26	2.26	1.65	(4.04)

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.89	)(d)

Total distributions	0.00	0.00	0.00	0.00	(0.89)

Net Asset Value, End of Period	$10.79	$9.73	$9.47	$7.21	$5.56

Total Return (%) (b)	10.89	2.75	31.35	29.68	(41.31)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.32	1.58	1.28
Net ratio of expenses to average net assets (%) (c)	1.12	1.13	1.27	1.55	1.28
Ratio of net investment loss to average net assets (%)	(0.51)	(0.86)	(1.00)	(1.32)	(0.58)
Portfolio turnover rate (%)	74	74	73	170	68
Net assets, end of period (in millions)	$60.35	$61.84	$66.42	$56.63	$41.04

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.86	$9.58	$7.29	$5.61	$10.58

Income (Loss) From Investment Operations
Net investment loss (a)	(0.04)	(0.08)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	1.12	0.36	2.36	1.75	(4.04)

Total from investment operations	1.08	0.28	2.29	1.68	(4.08)

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.89	)(d)

Total distributions	0.00	0.00	0.00	0.00	(0.89)

Net Asset Value, End of Period	$10.94	$9.86	$9.58	$7.29	$5.61

Total Return (%) (b)	10.95	2.92	31.41	29.95	(41.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.22	1.48	1.18
Net ratio of expenses to average net assets (%) (c)	1.02	1.03	1.17	1.45	1.18
Ratio of net investment loss to average net assets (%)	(0.41)	(0.76)	(0.90)	(1.22)	(0.48)
Portfolio turnover rate (%)	74	74	73	170	68
Net assets, end of period (in millions)	$6.25	$6.89	$7.83	$7.02	$5.90

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Includes a tax return of capital distribution that was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$3,639,094	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$289,591,715	$0	$377,169,632

During the year ended December 31, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $7,526,375 and are included above.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24 through April 26, 2012, the Portfolio bought and sold $74,917,651 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contracts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $1,957,430 which are shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

There were no distributions paid for the years ending December 31, 2012 and 2011.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$—	$42,690,577	$(21,864,516)	$—	$20,826,061

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, there were no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $21,864,516.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-20

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Loomis Sayles Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Loomis Sayles Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2012, and underperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one- and five-year periods ended October 31, 2012, and outperformed its benchmark for the three-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Loomis Sayles Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of Scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Loomis Sayles Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other Factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-24

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

Metropolitan Series Fund
Met/Artisan Mid Cap Value Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 11.86%, 11.58%, and 11.69%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 18.51% over the same period.

MARKET ENVIRONMENT/CONDITIONS

2012 was a positive year for equities around the world with the S&P 500 Index generating a total return of nearly 16%. The environment for risky assets was aided by ongoing liquidity from central banks. Volatility was typically muted compared to the recent years since the 2008 financial crisis. In the U.S., employment numbers showed some improvement, the housing recovery continued, and inflation remained subdued. Still, the outlook for growth remained checked by the prospect of continued deleveraging in the developed world.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio participated in the market’s gains, but fell short of the Russell Midcap Value Index. Relative returns were primarily hurt by our investments in the Technology sector. The Portfolio had a substantial overweight position in the Technology sector, which was a negative factor as Technology stocks trailed the broader Index. In addition, our Technology holdings underperformed. Among our detractors in the sector were The Western Union Co., Lexmark International, Inc., and Ingram Micro, Inc. An overweight position in the Energy sector and stock selection weakness in the Industrials and Consumer Staples sectors also contributed to our relative performance shortfall. Though our underweight exposure to the Financials sector had a negative impact on relative results, this was more than offset by the success of our stock selection as we had strong performances by our Insurance holdings. Standouts included The Allstate Corp., Fidelity National Financial, Inc., and Alleghany Corp.

The biggest sector-level changes during the year were a reduction in exposure to the Utilities sector and an increase in Energy weight. The Utilities sector was a key focus of selling activity given the sector’s strong gains in 2011 as it was far and away the best performing sector. In the Utilities sector, the Portfolio sold DTE Energy Co., Westar Energy, Inc., and Xcel Energy, Inc. In the Energy sector, the Portfolio purchased Hess Corp. and added to the position in Patterson-UTI Energy, Inc. Other transactions included our purchases of Lam Research Corp., NYSE Euronext, and Bed Bath & Beyond, Inc. and our sales of Total System Services, Inc., Equifax, Inc., and Campbell Soup Co.

As of December 31, 2012 the Portfolio was notably overweight the Technology and Industrials sectors, and underweight the Financials, Materials, and Utilities sectors.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Daniel L. Kane, CFA

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	11.86	0.98	5.84
Class B	11.58	0.73	5.58
Class E	11.69	0.83	5.68
Russell Midcap Value Index	18.51	3.79	10.63

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Analog Devices, Inc.	2.7
Avnet, Inc.	2.6
The Kroger Co.	2.6
Alleghany Corp.	2.6
CIGNA Corp.	2.5
The Progressive Corp.	2.5
Arrow Electronics, Inc.	2.5
The Allstate Corp.	2.3
Jacobs Engineering Group, Inc.	2.3
Ensco plc	2.3

Top Sectors

% of Net Assets
Information Technology	26.2
Financials	22.0
Industrials	17.1
Energy	11.6
Consumer Discretionary	9.1
Health Care	4.8
Cash & Cash Equivalents	4.0
Consumer Staples	3.6
Utilities	1.6

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.84%	$1,000.00	$1,083.10	$4.40
	Hypothetical*	0.84%	$1,000.00	$1,020.86	$4.27

Class B	Actual	1.09%	$1,000.00	$1,081.80	$5.70
	Hypothetical*	1.09%	$1,000.00	$1,019.59	$5.53

Class E	Actual	0.99%	$1,000.00	$1,082.30	$5.18
	Hypothetical*	0.99%	$1,000.00	$1,020.10	$5.03

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—96.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.7%
L-3 Communications Holdings, Inc.	267,300	$20,480,526
Rockwell Collins, Inc. (a)	406,600	23,651,922
Spirit Aerosystems Holdings, Inc. (b)	886,800	15,048,996

		59,181,444

Capital Markets—1.2%
Northern Trust Corp.	307,800	15,439,248

Commercial Services & Supplies—1.2%
Republic Services, Inc.	509,400	14,940,702

Computers & Peripherals—1.2%
Lexmark International, Inc. (Class A) (a)	675,400	15,662,526

Construction & Engineering—2.3%
Jacobs Engineering Group, Inc. (b)	681,100	28,994,427

Diversified Consumer Services—2.1%
H&R Block, Inc. (a)	1,436,300	26,672,091

Diversified Financial Services—2.2%
NYSE Euronext	879,500	27,739,430

Electric Utilities—0.6%
OGE Energy Corp.	128,600	7,241,466

Electrical Equipment—2.0%
Hubbell, Inc. (Class B)	295,751	25,029,407

Electronic Equipment, Instruments & Components—9.4%
Arrow Electronics, Inc. (b)	817,636	31,135,579
Avnet, Inc. (b)	1,076,500	32,951,665
FLIR Systems, Inc.	1,229,300	27,425,683
Ingram Micro, Inc. (b)	1,591,800	26,933,256

		118,446,183

Energy Equipment & Services—5.6%
Ensco plc	486,954	28,866,633
McDermott International, Inc. (b)	1,672,800	18,434,256
Patterson-UTI Energy, Inc. (a)	1,224,500	22,812,435

		70,113,324

Food & Staples Retailing—3.6%
Sysco Corp. (a)	385,300	12,198,598
The Kroger Co.	1,254,500	32,642,090

		44,840,688

Health Care Equipment & Supplies—1.3%
Becton, Dickinson & Co.	213,400	16,685,746

Health Care Providers & Services—2.5%
CIGNA Corp.	596,290	31,877,663

Household Durables—0.6%
Mohawk Industries, Inc. (b)	83,330	7,538,865

Insurance—16.4%
Alleghany Corp. (b)	96,555	$32,386,478
Allied World Assurance Co. Holdings AG	190,077	14,978,068
Aon plc	377,088	20,966,093
Arch Capital Group, Ltd. (a) (b)	592,600	26,086,252
Fidelity National Financial, Inc.	398,900	9,394,095
Loews Corp.	549,000	22,371,750
The Allstate Corp.	732,800	29,436,576
The Progressive Corp.	1,499,900	31,647,890
Torchmark Corp.	364,900	18,854,383

		206,121,585

Internet & Catalog Retail—0.9%
Liberty Interactive Corp. (Series A) (b)	568,700	11,192,016

Internet Software & Services—1.4%
Open Text Corp. (a) (b)	321,900	17,984,553

IT Services—5.0%
Broadridge Financial Solutions, Inc.	827,500	18,933,200
SAIC, Inc. (b)	1,673,700	18,946,284
The Western Union Co.	1,858,500	25,294,185

		63,173,669

Leisure Equipment & Products—2.3%
Mattel, Inc.	778,200	28,497,684

Life Sciences Tools & Services—1.0%
Covance, Inc. (b)	214,700	12,403,219

Machinery—0.7%
Flowserve Corp.	58,200	8,543,760

Media—1.7%
Omnicom Group, Inc.	436,500	21,807,540

Multi-Utilities—0.3%
SCANA Corp. (a)	91,300	4,166,932

Oil, Gas & Consumable Fuels—6.1%
Cimarex Energy Co.	491,800	28,391,614
Hess Corp.	401,200	21,247,552
SM Energy Co.	63,700	3,325,777
Southwestern Energy Co. (b)	690,000	23,052,900

		76,017,843

Professional Services—5.2%
Manpower, Inc.	406,800	17,264,592
The Dun & Bradstreet Corp. (a)	312,100	24,546,665
Towers Watson & Co.	417,100	23,445,191

		65,256,448

Real Estate Investment Trusts—2.2%
Annaly Capital Management, Inc. (a)	876,000	12,299,040
Hatteras Financial Corp.	628,100	15,583,161

		27,882,201

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares/ Principal Amount	Value*

Road & Rail—1.1%
Ryder System, Inc.	264,600	$13,211,478

Semiconductors & Semiconductor Equipment—6.8%
Analog Devices, Inc.	797,900	33,559,674
Applied Materials, Inc.	2,044,200	23,385,648
Lam Research Corp. (b)	776,000	28,036,880

		84,982,202

Software—2.2%
Autodesk, Inc. (b)	418,700	14,801,045
Synopsys, Inc. (b)	402,700	12,821,968

		27,623,013

Specialty Retail—1.5%
Bed Bath & Beyond, Inc. (b)	345,000	19,288,950

Water Utilities—0.7%
American Water Works Co., Inc.	228,500	8,484,205

Total Common Stock (Identified Cost $1,031,927,261)		1,207,040,508

Short Term Investments—15.7%

Mutual Funds—11.7%
State Street Navigator Securities Lending Prime Portfolio (c)	147,544,463	147,544,463

Repurchase Agreement—4.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $49,805,028 on 01/01/13, collateralized by $49,305,000 U.S. Treasury Note at 1.375% due 11/30/15 with a value of $50,803,379.	$49,805,000	49,805,000

Total Short Term Investments (Identified Cost $197,349,463)		197,349,463

Total Investments—111.7% (Identified Cost $1,229,276,724) (d)		1,404,389,971
Liabilities in excess of other assets		(147,094,308)

Net Assets—100.0%		$1,257,295,663

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $145,917,905 and the collateral received consisted of cash in the amount of $147,544,463. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,229,541,330. The aggregate unrealized appreciation and depreciation of investments was $215,830,898 and $(40,982,257), respectively, resulting in net unrealized appreciation of $174,848,641 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,207,040,508	$—	$—	$1,207,040,508
Short Term Investments
Mutual Funds	147,544,463	—	—	147,544,463
Repurchase Agreement	—	49,805,000	—	49,805,000
Total Short Term Investments	147,544,463	49,805,000	—	197,349,463
Total Investments	$1,354,584,971	$49,805,000	$—	$1,404,389,971

Collateral for Securities Loaned (Liability)	$—	$(147,544,463)	$—	$(147,544,463)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,404,389,971
Cash		337
Receivable for:
Securities sold		2,494,276
Fund shares sold		245,360
Interest and dividends		1,450,822

Total Assets		1,408,580,766
Liabilities
Payable for:
Securities purchased	$1,840,969
Fund shares redeemed	696,097
Collateral for securities loaned	147,544,463
Accrued expenses:
Management fees	860,960
Distribution and service fees	94,624
Deferred trustees’ fees	46,252
Other expenses	201,738

Total Liabilities		151,285,103

Net Assets		$1,257,295,663

Net assets consists of:
Paid in surplus		$1,242,653,230
Undistributed net investment income		13,356,828
Accumulated net realized losses		(173,827,642)
Unrealized appreciation on investments		175,113,247

Net Assets		$1,257,295,663

Net Assets
Class A		$769,356,635
Class B		389,176,707
Class E		98,762,321
Capital Shares Outstanding (c)
Class A		3,879,743
Class B		2,014,995
Class E		504,989
Net Asset Value, Offering and Redemption Price Per Share
Class A		$198.30
Class B		193.14
Class E		195.57

(a)	Identified cost of investments was $1,229,276,724.
(b)	Includes securities on loan with a value of $145,917,905.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$24,773,019
Securities lending income		472,392
Interest		4,745

		25,250,156
Expenses
Management fees	$10,174,108
Distribution and service fees—Class B	983,083
Distribution and service fees—Class E	153,058
Administration fees	4,498
Trustees’ fees and expenses	44,450
Custodian and accounting	95,551
Audit and tax services	36,127
Legal	36,533
Shareholder reporting	166,285
Insurance	10,864
Miscellaneous	22,125

Total expenses	11,726,682
Less broker commission recapture	(32,353)	11,694,329

Net Investment Income		13,555,827

Net Realized and Unrealized Gain
Net realized gain on:
Investments		96,350,321
Net change in unrealized appreciation on:
Investments		29,291,151

Net realized and unrealized gain		125,641,472

Net Increase in Net Assets From Operations		$139,197,299

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,555,827	$11,609,644
Net realized gain	96,350,321	195,720,651
Net change in unrealized appreciation (depreciation)	29,291,151	(102,765,838)

Increase in net assets from operations	139,197,299	104,564,457

From Distributions to Shareholders
Net investment income
Class A	(7,479,743)	(8,798,761)
Class B	(3,099,091)	(3,043,911)
Class E	(896,810)	(980,754)

Total distributions	(11,475,644)	(12,823,426)

Decrease in net assets from capital share transactions	(90,434,681)	(250,988,074)

Total increase (decrease) in net assets	37,286,974	(159,247,043)

Net Assets
Beginning of the period	1,220,008,689	1,379,255,732

End of the period	$1,257,295,663	$1,220,008,689

Undistributed Net Investment Income
End of the period	$13,356,828	$11,438,878

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	177,476	$33,377,136	389,213	$68,797,236
Reinvestments	39,483	7,479,743	46,787	8,798,761
Redemptions	(425,058)	(80,810,734)	(1,529,247)	(285,761,612)

Net decrease	(208,099)	$(39,953,855)	(1,093,247)	$(208,165,615)

Class B
Sales	153,457	$28,054,806	221,791	$38,462,362
Reinvestments	16,767	3,099,091	16,583	3,043,911
Redemptions	(355,155)	(65,568,302)	(365,500)	(63,363,530)

Net decrease	(184,931)	$(34,414,405)	(127,126)	$(21,857,257)

Class E
Sales	24,464	$4,534,345	42,837	$7,619,337
Reinvestments	4,795	896,810	5,281	980,754
Redemptions	(115,606)	(21,497,576)	(167,159)	(29,565,293)

Net decrease	(86,347)	$(16,066,421)	(119,041)	$(20,965,202)

Decrease derived from capital share transactions		$(90,434,681)		$(250,988,074)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$179.02	$169.21	$148.14	$105.95	$219.43

Income (Loss) From Investment Operations
Net investment income (a)	2.22	1.73	1.67	1.19	1.29
Net realized and unrealized gain (loss) on investments	18.92	9.78	20.55	42.37	(93.36)

Total from investment operations	21.14	11.51	22.22	43.56	(92.07)

Less Distributions
Distributions from net investment income	(1.86)	(1.70)	(1.15)	(1.37)	(0.67)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(20.74)

Total distributions	(1.86)	(1.70)	(1.15)	(1.37)	(21.41)

Net Asset Value, End of Period	$198.30	$179.02	$169.21	$148.14	$105.95

Total Return (%) (b)	11.86	6.76	15.04	41.56	(46.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.85	0.78
Net ratio of expenses to average net assets (%) (c)	N/A	N/A	N/A	N/A	0.78
Ratio of net investment income to average net assets (%)	1.17	0.97	1.09	0.97	0.77
Portfolio turnover rate (%)	23	30	39	143	58
Net assets, end of period (in millions)	$769.36	$731.82	$876.69	$857.01	$493.39

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$174.44	$164.99	$144.56	$103.30	$214.35

Income (Loss) From Investment Operations
Net investment income (a)	1.69	1.30	1.27	0.84	0.92
Net realized and unrealized gain (loss) on investments	18.44	9.47	20.01	41.39	(91.16)

Total from investment operations	20.13	10.77	21.28	42.23	(90.24)

Less Distributions
Distributions from net investment income	(1.43)	(1.32)	(0.85)	(0.97)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(20.74)

Total distributions	(1.43)	(1.32)	(0.85)	(0.97)	(20.81)

Net Asset Value, End of Period	$193.14	$174.44	$164.99	$144.56	$103.30

Total Return (%) (b)	11.58	6.49	14.76	41.20	(46.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.09	1.09	1.10	1.03
Net ratio of expenses to average net assets (%) (c)	N/A	N/A	N/A	N/A	1.03
Ratio of net investment income to average net assets (%)	0.92	0.75	0.85	0.71	0.57
Portfolio turnover rate (%)	23	30	39	143	58
Net assets, end of period (in millions)	$389.18	$383.75	$383.95	$353.66	$261.95

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$176.60	$166.99	$146.26	$104.55	$216.73

Income (Loss) From Investment Operations
Net investment income (a)	1.89	1.46	1.41	0.97	1.07
Net realized and unrealized gain (loss) on investments	18.68	9.62	20.29	41.87	(92.21)

Total from investment operations	20.57	11.08	21.70	42.84	(91.14)

Less Distributions
Distributions from net investment income	(1.60)	(1.47)	(0.97)	(1.13)	(0.30)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(20.74)

Total distributions	(1.60)	(1.47)	(0.97)	(1.13)	(21.04)

Net Asset Value, End of Period	$195.57	$176.60	$166.99	$146.26	$104.55

Total Return (%) (b)	11.69	6.60	14.87	41.34	(46.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.99	0.99	1.00	0.93
Net ratio of expenses to average net assets (%) (c)	N/A	N/A	N/A	N/A	0.93
Ratio of net investment income to average net assets (%)	1.01	0.83	0.94	0.81	0.66
Portfolio turnover rate (%)	23	30	39	143	58
Net assets, end of period (in millions)	$98.76	$104.43	$118.63	$121.31	$99.38

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets in 2008 includes the effect of management fee waivers which expired in 2008.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$10,174,108	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$273,186,871	$0	$372,825,047

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$11,475,644	$12,823,426	$—	$—	$—	$—	$11,475,644	$12,823,426

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$13,403,080	$—	$174,848,641	$(173,563,036)	$—	$14,688,685

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $173,563,036.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan Mid Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan Mid Cap Value Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-18

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Artisan Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-19

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-20

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Artisan Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2012, and underperformed its Lipper Index for the five-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, and also noted the Portfolio’s sub-adviser change effective May 2009. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Artisan Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, and below the Expense Universe and Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MSF-21

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Artisan Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-22

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund
Met/Dimensional International Small Company Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 18.25% and 17.90%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 17.48% over the same period.
MARKET ENVIRONMENT/CONDITIONS:

The 2012 return, as measured by the MSCI World ex-USA IMI Index (net dividends), was 16.6%, as economic and financial conditions in Europe, though still very severe, stabilized and the euro did not collapse. Although all developed markets had positive dollar-denominated returns for the year, dispersion at the individual country level remained elevated. For instance, the difference between the best-performing developed market, Belgium (+36.6%), whose strong economic performance and ability to raise long-term financing in international debt set it apart from other troubled eurozone countries, and the worst-performing one, Israel (+3.0%), whose export-oriented companies were negatively impacted by the weak economic growth in the U.S. and in Europe, was over 33%. Currency fluctuations had a minimal impact on USD-denominated equity returns in 2012 as the U.S. dollar slightly depreciated against most major currencies while sharply appreciating against the yen. Real Estate Investment Trusts (“REITs”) and Financials were the strongest sectors, while Energy was the weakest.

Using the MSCI World ex-USA benchmarks (net dividends), we observed that value stocks in developed markets outperformed their growth counterparts in 2012. Small cap value stocks outperformed small cap growth stocks by 4.1%, while large cap value stocks outperformed large cap growth stocks by 1.3%. Along the market capitalization dimension, small caps outperformed large caps by 1.1%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

For the year ended December 31, 2012, the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (net dividends) by 0.77%. Dimensional defines the small cap universe differently than MSCI and as a result, the Portfolio had a lower allocation to Canada and a higher allocation to the United Kingdom, both of which contributed positively to the Portfolio’s relative performance as Canada underperformed and the United Kingdom outperformed relative to other developed markets. The Portfolio’s exclusion of exchanges with lower listing requirements also contributed positively to relative performance, as some of these exchanges underperformed.

Relative to the benchmark, the Portfolio’s greater exposure to stocks with a market capitalization less than $250 million had a net negative impact on performance. Also having a net negative impact on relative performance was the Portfolio’s exclusion of REITs. For the year, no single security added or detracted more than 0.20% of performance relative to the benchmark.

The Portfolio held approximately 4,000 securities as of December 31, 2012, and the largest single position represented less than 0.35% of the Portfolio. The Portfolio is well diversified across countries and sectors. As of December 31, 2012, the largest country allocation difference was Canada (Portfolio at 10% versus the benchmark at 13%) and the largest sector difference was Financials (Portfolio at 15% versus the benchmark at 20%, primarily due to the Portfolio’s exclusion of REITs). Please keep in mind that differences in allocation to countries and industry sectors are an outcome of, rather than an input to, Dimensional’s investment process.

Jed Fogdall

Henry Gray

Karen Umland

Joseph Chi

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	18.25	14.74
Class B	17.90	14.45
MSCI World ex-U.S. Small Cap Index	17.48	16.47

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Meggitt plc	0.3
Persimmon plc	0.3
Spectris plc	0.3
William Hill plc	0.3
Paddy Power plc	0.3
Travis Perkins plc	0.3
Informa plc	0.3
Catlin Group, Ltd.	0.3
GN Store Nord	0.3
Berkeley Group Holdings plc	0.3

Top Countries

% of Net Assets
Japan	22.4
United Kingdom	21.8
Canada	9.9
Australia	6.4
Switzerland	4.7
Germany	4.7
Sweden	3.8
France	3.4
Italy	3.0
Hong Kong	2.8

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.97%	$1,000.00	$1,141.80	$5.22
	Hypothetical*	0.97%	$1,000.00	$1,020.20	$4.93

Class B(a)	Actual	1.22%	$1,000.00	$1,139.70	$6.56
	Hypothetical*	1.22%	$1,000.00	$1,018.93	$6.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—100.1% of Net Assets

Security Description	Shares	Value*

Australia—6.4%
ABM Resources NL (a)	308,685	$13,565
Acrux, Ltd.	49,384	147,757
Adelaide Brighton, Ltd.	230,220	755,299
Aditya Birla Minerals, Ltd.	37,610	19,462
AED Oil, Ltd. (a) (b)	93,946	0
Ainsworth Game Technology, Ltd. (a)	24,018	70,508
AJ Lucas Group, Ltd. (a)	23,896	31,640
Alchemia, Ltd. (a)	56,649	22,741
Alcyone Resources, Ltd. (a)	101,457	3,865
Alkane Resources, Ltd. (a)	120,355	87,061
Alliance Resources, Ltd. (a)	81,385	15,945
Altona Mining, Ltd. (a)	67,875	20,521
Amalgamated Holdings, Ltd.	32,994	233,169
Amcom Telecommunications, Ltd. (c)	78,095	121,687
Ampella Mining, Ltd. (a) (c)	17,919	5,779
Ansell, Ltd.	57,951	928,735
Antares Energy, Ltd. (a)	82,233	42,995
APN News & Media, Ltd. (c)	240,460	64,405
Aquarius Platinum, Ltd. (a) (c)	39,840	35,484
Aquila Resources, Ltd. (a) (c)	25,380	69,301
Arafura Resources, Ltd. (a) (c)	91,975	17,430
ARB Corp., Ltd.	20,473	232,373
Aristocrat Leisure, Ltd. (c)	116,422	387,181
Arrium, Ltd.	635,994	616,233
ASG Group, Ltd.	59,850	35,523
Aspire Mining, Ltd. (a)	118,818	8,354
Atlantic, Ltd. (a)	22,059	5,406
Aurora Oil & Gas, Ltd. (a)	143,321	549,997
Ausdrill, Ltd. (c)	108,568	325,291
Ausenco., Ltd.	47,381	158,014
Austal, Ltd. (a)	66,437	38,929
Austbrokers Holdings, Ltd.	17,542	157,870
Austin Engineering, Ltd. (c)	17,817	79,676
Australian Agricultural Co., Ltd. (a)	112,231	135,620
Australian Infrastructure Fund (c)	269,584	872,469
Australian Pharmaceutical Industries, Ltd.	110,942	53,897
Australian Worldwide Exploration, Ltd. (a)	245,441	313,853
Automotive Holdings Group	102,926	355,719
AV Jennings, Ltd.	7,380	2,714
Azimuth Resources, Ltd. (a)	41,035	9,920
Azumah Resources, Ltd. (a)	41,745	3,221
Bandanna Energy, Ltd. (a) (c)	179,193	47,483
Bank of Queensland, Ltd. (c)	80,702	619,543
Bannerman Resources, Ltd. (a)	54,366	5,267
Bathurst Resources, Ltd. (a) (c)	144,700	55,865
BC Iron, Ltd.	22,573	83,801
Beach Petroleum, Ltd. (c)	605,168	946,655
Beadell Resources, Ltd. (a)	141,572	147,447
Berkeley Resources, Ltd. (a)	25,720	11,378
Billabong International, Ltd.	157,225	136,911
Bionomics, Ltd. (a)	51,919	19,685
Blackmores, Ltd.	5,691	198,954
Blackthorn Resources, Ltd. (a)	45,272	61,601
BlueScope Steel, Ltd. (a)	48,008	176,105
Boart Longyear Group	197,674	396,533
Boom Logistics, Ltd. (a)	73,674	21,160
Bradken, Ltd. (c)	65,598	379,540

Australia—(Continued)
Breville Group, Ltd.	35,288	$245,624
Brickworks, Ltd.	4,295	51,484
BT Investment Management, Ltd.	11,643	28,619
Buccaneer Energy, Ltd. (a)	246,364	13,190
Buru Energy, Ltd. (a) (c)	56,977	144,248
Cabcharge Australia, Ltd. (c)	43,350	200,132
Cape Lambert Iron Ore, Ltd. (a)	97,229	28,617
Cardno, Ltd.	46,504	340,329
Carnarvon Petroleum, Ltd. (a)	251,902	18,976
carsales.com.au, Ltd. (c)	63,272	485,997
Cash Converters International, Ltd.	102,784	124,651
Cedar Woods Properties, Ltd.	12,427	57,997
Central Petroleum, Ltd. (a)	122,859	17,057
Ceramic Fuel Cells, Ltd. (a) (c)	362,470	22,632
Cerro Resources NL (a)	88,602	12,112
CGA Mining, Ltd. (a)	7,066	17,592
Chalice Gold Mines, Ltd. (a)	25,904	5,120
Chandler Macleod Group, Ltd.	16,111	8,478
Citigold Corp., Ltd. (a)	104,691	6,096
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	16,523
Clough, Ltd.	92,118	89,318
Coal of Africa, Ltd. (a) (c)	133,534	32,375
Coalspur Mines, Ltd. (a) (c)	127,514	98,444
Cobar Consolidated Resources, Ltd. (a)	29,848	13,090
Cockatoo Coal, Ltd. (a)	292,461	35,754
Codan, Ltd.	48,344	122,201
Coffey International, Ltd. (a)	63,637	21,909
Collection House, Ltd.	18,260	18,817
Cooper Energy, Ltd. (a)	123,859	76,228
Credit Corp. Group, Ltd.	13,415	113,266
Crusader Resources, Ltd. (a)	7,806	2,972
CSG, Ltd.	35,179	21,047
CSR, Ltd. (c)	233,563	479,346
Cudeco, Ltd. (a)	51,210	230,815
Cue Energy Resources, Ltd. (a)	171,183	24,819
Data #3, Ltd.	53,122	71,305
David Jones, Ltd. (c)	197,395	483,825
Decmil Group, Ltd.	65,214	174,866
Deep Yellow, Ltd. (a)	271,919	17,413
Devine, Ltd.	46,180	34,789
Discovery Metals, Ltd. (a)	117,087	201,328
Domino’s Pizza Enterprises, Ltd.	11,943	130,705
Downer EDI, Ltd.	205,994	886,666
Dragon Mining, Ltd. (a)	5,660	3,869
Drillsearch Energy, Ltd. (a)	184,856	297,051
DUET Group	240,475	522,561
DuluxGroup, Ltd. (c)	136,108	536,363
DWS Advanced Business Solutions, Ltd.	24,661	39,233
Elders, Ltd. (a) (c)	150,466	18,293
Elemental Minerals, Ltd. (a)	26,469	10,502
Emeco Holdings, Ltd.	314,914	200,036
Empire Oil & Gas NL (a)	532,312	7,255
Energy Resources of Australia, Ltd. (a) (c)	40,323	53,695
Energy World Corp., Ltd. (a) (c)	361,817	141,219
Enero Group, Ltd. (a)	17,723	6,368
Entek Energy, Ltd. (a)	95,920	5,131
Envestra, Ltd. (c)	474,510	464,585

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Equatorial Resources, Ltd. (a)	18,658	$25,842
eServGlobal, Ltd. (a)	43,068	15,765
Euroz, Ltd.	8,343	8,635
Evolution Mining, Ltd. (a)	100,649	182,323
Fairfax Media, Ltd. (c)	246,968	131,659
Fantastic Holdings, Ltd.	250	822
FAR, Ltd. (a)	882,955	31,958
Finbar Group, Ltd.	3,897	4,658
FKP Property Group	98,519	116,978
Fleetwood Corp., Ltd. (c)	27,747	284,688
Fletcher Building, Ltd.	4,509	31,570
FlexiGroup, Ltd.	48,988	189,405
Flight Centre, Ltd. (c)	8,318	235,890
Flinders Mines, Ltd. (a)	606,380	44,867
Focus Minerals, Ltd. (a)	1,919,942	62,128
Forge Group, Ltd.	17,324	89,871
G8 Education, Ltd.	2,232	3,765
Galaxy Resources, Ltd. (a)	75,661	31,749
Geodynamics, Ltd. (a)	82,317	9,562
Ginalbie Metals, Ltd. (a) (c)	346,087	90,804
Global Construction Services, Ltd.	805	610
Golden Rim Resources, Ltd. (a)	101,349	7,724
Goodman Fielder, Ltd. (a)	873,523	567,154
GrainCorp., Ltd.	92,744	1,195,306
Grange Resources, Ltd. (c)	120,000	45,116
Greenland Minerals & Energy, Ltd. (a) (c)	69,811	19,725
Gryphon Minerals, Ltd. (a) (c)	118,469	64,321
GUD Holdings, Ltd. (c)	38,510	346,362
Gujarat NRE Coking Coal, Ltd. (a)	19,871	3,408
Gunns, Ltd. (a) (b) (c)	309,759	0
GWA International, Ltd. (c)	136,579	329,338
Hastie Group, Ltd. (a) (b)	5,739	0
HFA Holdings, Ltd.	45,623	37,673
Highlands Pacific, Ltd. (a)	173,904	27,426
Hillgrove Resources, Ltd. (a)	180,002	19,845
Hills Industries, Ltd.	45,861	42,836
Horizon Oil, Ltd. (a) (c)	465,596	211,259
Icon Energy, Ltd. (a)	157,110	38,660
IDM International, Ltd. (a) (b)	49,237	1,994
iiNET, Ltd.	65,072	310,192
Imdex, Ltd.	84,163	150,422
IMF Australia, Ltd.	25,755	43,728
Independence Group NL	102,867	501,388
Indophil Resources NL (a)	149,398	37,188
Infigen Energy (a)	209,905	54,974
Infomedia, Ltd.	67,545	26,606
Integra Mining, Ltd. (a) (b)	385,522	200,368
Integrated Research, Ltd.	28,972	41,511
Intrepid Mines, Ltd. (a)	177,715	39,489
Invocare, Ltd. (c)	50,327	461,203
IOOF Holdings, Ltd.	105,838	803,216
Iress Market Technology, Ltd. (c)	48,417	417,905
Iron Ore Holdings, Ltd. (a)	17,526	13,975
Ivanhoe Australia, Ltd. (a) (c)	35,764	19,016
JB Hi-Fi, Ltd. (c)	47,695	515,720
Jupiter Mines, Ltd. (a)	63,164	6,496
Kagara, Ltd. (b)	131,297	16,361

Australia—(Continued)
Kangaroo Resources, Ltd. (a)	305,630	$11,417
Karoon Gas Australia, Ltd. (a)	66,375	373,230
Kasbah Resources, Ltd. (a)	63,291	10,768
Kingsgate Consolidated, Ltd. (c)	54,831	257,056
Kingsrose Mining, Ltd. (a)	77,954	68,873
Linc Energy, Ltd. (a) (c)	119,994	148,531
Liquefied Natural Gas, Ltd. (a)	11,253	3,852
Lycopodium, Ltd.	4,478	27,320
M2 Telecommunications Group, Ltd.	60,678	265,191
MACA, Ltd.	21,479	50,961
Macmahon Holdings, Ltd.	557,730	131,956
Macquarie Atlas Roads Group (a)	159,499	277,695
Macquarie Telecom Group, Ltd.	3,983	36,792
Marengo Mining, Ltd. (a)	157,276	21,231
Mastermyne Group, Ltd.	5,402	8,729
Matrix Composites & Engineering, Ltd. (c)	14,359	27,777
Maverick Drilling & Exploration, Ltd. (a)	35,970	27,364
MaxiTRANS Industries, Ltd.	42,022	45,070
McMillan Shakespeare, Ltd.	15,824	229,350
McPherson’s, Ltd.	24,148	50,100
Medusa Mining, Ltd.	46,407	267,672
Melbourne IT, Ltd.	32,435	60,456
MEO Australia, Ltd. (a)	220,030	17,127
Mermaid Marine Australia, Ltd.	93,393	334,988
Mesoblast, Ltd. (a) (c)	34,878	195,653
Metals X, Ltd. (a)	122,921	18,704
Metgasco, Ltd. (a)	117,719	23,437
Metminco, Ltd. (a)	116,326	7,458
MetroCoal, Ltd. (a)	5,129	936
MHM Metals, Ltd. (a)	19,739	6,354
Miclyn Express Offshore, Ltd.	59,763	152,228
Miclyn Express Offshore, Ltd.	3,466	8,818
Mincor Resources NL	105,687	110,147
Mineral Deposits, Ltd. (a)	38,738	159,103
Mineral Resources, Ltd.	30,592	315,561
Mirabela Nickel, Ltd. (a) (c)	149,321	76,827
Molopo Australia, Ltd. (a)	70,758	20,699
Moly Mines, Ltd. (a) (c)	32,667	4,652
Monadelphous Group, Ltd. (c)	32,222	826,454
Morning Star Gold NL (a) (b)	33,455	3,822
Mortgage Choice, Ltd.	37,356	68,395
Mount Gibson Iron, Ltd.	272,799	242,925
Myer Holdings, Ltd. (c)	260,693	588,132
MyState, Ltd.	2,711	10,007
Nanosonics, Ltd. (a)	54,786	27,632
Navitas, Ltd. (c)	84,693	413,433
Neon Energy, Ltd. (a)	199,555	52,645
Neptune Marine Services, Ltd. (a)	74,800	2,488
Newsat, Ltd. (a) (b)	76,356	41,232
Nexus Energy, Ltd. (a)	582,061	94,894
NIB Holdings, Ltd.	238,467	499,556
Nido Petroleum, Ltd. (a)	522,236	14,958
Noble Mineral Resources, Ltd. (a)	83,737	10,357
Norfolk Group, Ltd.	32,445	18,043
Northern Iron, Ltd. (a)	90,404	51,536
Northern Star Resources, Ltd.	124,483	162,589
NRW Holdings, Ltd.	77,104	154,750

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Nufarm, Ltd. (c)	80,906	$491,169
Oakton, Ltd.	26,786	35,484
Orocobre, Ltd. (a)	20,107	30,894
OrotonGroup, Ltd.	9,953	71,375
Otto Energy, Ltd. (a)	308,140	30,894
Pacific Brands, Ltd.	621,651	405,585
Pacific Niugini, Ltd. (a)	26,694	4,479
Paladin Energy, Ltd. (a) (c)	349,227	384,083
Pan Pacific Petroleum NL (a)	55,564	5,543
PanAust, Ltd. (a) (c)	176,892	626,327
Panoramic Resources, Ltd.	120,821	61,658
PaperlinX, Ltd. (a)	340,846	26,346
Papillon Resources, Ltd. (a) (c)	38,727	69,925
Patties Foods, Ltd.	19,843	32,023
Peak Resources, Ltd. (a)	34,546	5,636
Peet, Ltd.	57,632	66,850
Peninsula Energy, Ltd. (a)	454,116	18,595
Perilya, Ltd. (a) (c)	95,807	34,161
Perpetual, Ltd.	18,730	682,073
Perseus Mining, Ltd. (a)	160,823	354,441
Pharmaxis, Ltd. (a) (c)	132,843	171,313
Phosphagenics, Ltd. (a)	302,239	46,518
Platinum Australia, Ltd. (a) (b)	116,796	8,126
Pluton Resources, Ltd. (a)	48,332	12,841
PMP, Ltd.	95,913	14,491
Premier Investments, Ltd.	44,992	307,003
Prima Biomed, Ltd. (a) (c)	225,293	26,564
Primary Health Care, Ltd. (c)	224,678	938,855
Prime Media Group, Ltd.	1,327	1,230
PrimeAg Australia, Ltd. (a)	21,007	24,520
Programmed Maintenance Services, Ltd.	58,229	115,695
QRxPharma, Ltd. (a)	16,051	15,020
Quickstep Holdings, Ltd. (a)	31,204	5,105
Ramelius Resources, Ltd. (a) (c)	155,944	72,692
RCR Tomlinson, Ltd.	46,619	91,037
REA Group, Ltd. (c)	34,313	643,233
Reckon, Ltd.	34,546	84,567
Red Fork Energy, Ltd. (a) (c)	133,435	103,913
Redflex Holdings, Ltd.	19,984	31,401
Reed Resources, Ltd. (a)	59,940	11,351
Regional Express Holdings, Ltd.	9,952	11,577
Resolute Mining, Ltd.	248,330	428,989
Resource & Investment NL (a)	25,941	4,472
Resource Generation, Ltd. (a)	58,515	17,335
Retail Food Group, Ltd.	23,882	79,041
Rex Minerals, Ltd. (a) (c)	42,465	28,956
Rialto Energy, Ltd. (a)	162,011	18,934
Ridley Corp., Ltd.	100,742	115,280
Robust Resources, Ltd. (a)	8,904	3,266
Roc Oil Co., Ltd. (a)	335,210	152,066
Runge, Ltd.	4,190	2,599
Ruralco Holdings, Ltd.	2,336	8,142
SAI Global, Ltd.	80,978	360,749
Salmat, Ltd.	45,807	121,478
Samson Oil & Gas, Ltd. (a)	581,639	21,477
Sandfire Resources NL (a)	42,691	389,170
Saracen Mineral Holdings, Ltd.	215,863	87,356

Australia—(Continued)
Sedgman, Ltd.	48,829	$63,720
Select Harvests, Ltd.	8,048	11,406
Senex Energy, Ltd. (a)	253,257	185,764
Servcorp, Ltd.	18,320	65,946
Service Stream, Ltd.	51,794	19,396
Sigma Pharmaceuticals, Ltd.	621,692	478,072
Sihayo Gold, Ltd. (a)	181,026	20,793
Silex Systems, Ltd. (a)	38,528	116,235
Silver Lake Resources, Ltd. (a) (c)	50,704	176,681
Sirtex Medical, Ltd.	18,135	246,695
Skilled Group, Ltd.	38,754	105,672
Slater & Gordon, Ltd.	16,942	37,291
SMS Management & Technology, Ltd.	30,161	146,062
Southern Cross Electrical Engineering, Ltd.	13,042	15,688
Southern Cross Media Group	328,410	360,620
Spark Infrastructure Group	15,683	27,450
Specialty Fashion Group, Ltd. (a) (c)	46,931	30,994
St. Barbara, Ltd. (a)	167,990	259,851
Starpharma Holdings, Ltd. (a)	98,066	134,013
Straits Resources, Ltd. (a)	39,613	3,498
Strike Energy, Ltd. (a)	163,211	21,634
STW Communications Group, Ltd.	173,873	201,900
Sun Resources NL (a)	243,259	14,525
Sundance Energy Australia, Ltd. (a)	100,001	81,005
Sundance Resources, Ltd. (a) (c)	819,104	316,998
Sunland Group, Ltd.	73,931	77,641
Super Cheap Auto Group, Ltd.	55,983	579,509
Swick Mining Services, Ltd. (a)	44,723	14,338
Talisman Mining, Ltd. (a)	8,018	2,310
Tanami Gold NL (a)	48,277	27,487
Tap Oil, Ltd. (a)	117,016	75,996
Tassal Group, Ltd.	58,903	87,662
Technology One, Ltd.	55,850	87,514
Ten Network Holdings, Ltd. (c)	750,180	228,799
Teranga Gold Corp. (a)	26,882	63,792
Texon Petroleum, Ltd. (a)	94,160	38,143
TFS Corp., Ltd.	57,669	26,854
The Reject Shop, Ltd. (c)	10,616	165,941
Thorn Group, Ltd. (c)	69,334	146,072
Tiger Resources, Ltd. (a)	157,181	49,041
Tissue Therapies, Ltd. (a)	25,001	8,064
Toro Energy, Ltd. (a)	75,052	8,647
Tox Free Solutions, Ltd.	46,287	142,732
TPG Telecom, Ltd. (c)	201,335	543,684
Transfield Services, Ltd.	217,693	445,814
Transpacific Industries Group, Ltd. (a)	381,018	311,427
Troy Resources NL	34,369	131,044
Trust Co., Ltd.	3,656	16,720
Unity Mining, Ltd. (a)	93,306	13,231
UXC, Ltd.	113,395	127,208
Village Roadshow, Ltd.	20,281	84,214
Virgin Australia Holdings, Ltd. (a)	968,773	424,214
Virgin Australia Holdings, Ltd. (a)	968,773	5,030
Vocus Communications, Ltd. (a)	4,670	8,852
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	5,755	21,407
Watpac, Ltd.	37,999	23,624

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
WDS, Ltd.	55,558	$28,478
Webjet, Ltd.	22,295	101,018
Western Areas NL (c)	60,096	284,711
White Energy Co., Ltd. (a) (c)	78,162	19,354
WHK Group, Ltd.	93,561	95,514
Wide Bay Australia, Ltd.	9,275	59,807
Wotif.com Holdings, Ltd. (c)	46,269	256,516
Yancoal Australia, Ltd. (a)	40,888	42,342
Yancoal Australia, Ltd. (a)	40,888	106,248

		49,376,666

Austria—0.9%
A-TEC Industries AG (a) (b) (c)	1,749	0
Agrana Beteiligungs AG	1,574	203,629
AMAG Austria Metall AG	1,751	54,048
Atrium European Real Estate, Ltd.	114,274	671,345
Austria Technologie & Systemtechnik AG	6,978	74,673
CA Immobilien Anlagen AG (a)	22,098	306,672
DO & CO Restaurants & Catering AG	638	28,393
EVN AG	20,562	320,494
Flughafen Wien AG (c)	6,767	386,351
Frauenthal Holding AG	270	3,169
Intercell AG (a) (c)	24,163	58,312
Kapsch TrafficCom AG	3,069	192,082
Lenzing AG	5,322	480,105
Mayr Melnhof Karton AG	4,295	460,730
Oberbank AG	174	11,033
Oesterreichische Post AG	16,691	690,464
Palfinger AG	7,563	163,906
POLYTEC Holding AG	9,217	71,517
RHI AG	14,831	489,061
Rosenbauer International AG	1,913	115,990
Schoeller-Bleckmann Oilfield Equipment AG	5,335	560,358
Semperit AG Holding	6,630	273,261
Sparkassen Immobilienanlagen AG	32,538	206,414
Strabag SE (c)	10,968	295,822
Uniqa Versicherungen AG (a)	6,684	87,769
Wienerberger AG (c)	63,386	583,939
Wolford AG	1,065	35,378
Zumtobel AG	19,568	260,542

		7,085,457

Belgium—1.2%
Ablynx NV (a)	12,522	96,388
Ackermans & van Haaren NV	14,408	1,187,113
AGFA-Gevaert NV (a)	103,223	178,771
AGFA-Gevaert NV (VVPR Strip) (a) (b)	21,666	29
Arseus NV	12,411	249,374
Atenor Group	993	42,171
Banque Nationale de Belgique S.A.	116	365,292
Barco NV	8,211	591,239
Compagnie d’Entreprises CFE	5,369	311,270
Compagnie Immobiliere de Belgique S.A.	978	36,911
Compagnie Maritime Belge S.A.	8,912	169,306
D’ieteren S.A.	11,146	452,675
Deceuninck NV	49,164	76,671

Belgium—(Continued)
Deceuninck NV (VVPR Strip) (b)	17,412	$23
Duvel Moortgat S.A.	727	90,636
Econocom Group S.A.	29,772	234,203
Elia System Operator S.A.	15,560	703,005
Euronav NV (a)	11,523	69,321
EVS Broadcast Equipment S.A.	6,953	410,199
Exmar NV	17,359	176,958
Galapagos NV (a)	12,037	252,024
Gimv NV	237	11,917
Hamon & CIE S.A.	300	4,668
Ion Beam Applications S.A.	10,856	78,422
IRIS	637	35,691
Jensen-Group NV	126	1,921
Kinepolis Group NV	2,580	280,253
Lotus Bakeries S.A.	108	79,365
Melexis NV	12,981	218,574
Mobistar S.A.	1,689	43,439
NV Bekaert S.A.	2,699	79,540
Nyrstar NV (c)	85,533	525,517
Nyrstar NV (VVPR Strip) (a)	23,989	32
Option NV (a)	9,790	4,072
Picanol (a)	1,212	29,671
RealDolmen NV	1,200	26,069
Recticel S.A.	12,824	89,453
Rentabiliweb Group	440	2,694
Resilux NV	55	3,928
Roularta Media Group NV	1,450	19,749
Sioen Industries NV	2,098	18,280
Sipef S.A.	3,850	301,596
Tessenderlo Chemie NV	16,495	544,960
Tessenderlo Chemie NV (VVPR Strip) (a) (b)	1,346	14
ThromboGenics NV (a)	18,561	1,025,649
Van de Velde NV	5,079	229,686

		9,348,739

Canada—9.9%
5N Plus, Inc. (a) (c)	20,095	54,142
Aastra Technologies, Ltd.	4,224	70,365
Aberdeen International, Inc.	9,500	3,104
Absolute Software Corp. (a) (c)	23,754	121,791
Advantage Oil & Gas, Ltd. (a)	100,631	323,735
Aecon Group, Inc.	29,600	316,920
AG Growth International, Inc. (c)	6,538	206,124
AGF Management, Ltd.	51,050	509,114
Aimia, Inc.	87,559	1,308,940
Ainsworth Lumber Co., Ltd. (a)	25,395	68,932
Air Canada (a)	15,459	27,353
Akita Drilling, Ltd.	2,003	21,144
Alacer Gold Corp. (a) (c)	25,950	135,659
Alamos Gold, Inc. (c)	60,790	1,066,438
Alaris Royalty Corp.	2,400	57,207
Alarmforce Industries, Inc.	2,200	25,966
Alexco Resource Corp. (a) (c)	27,410	98,100
Algoma Central Corp.	4,410	62,601
Algonquin Power & Utilities Corp. (c)	66,967	460,495
Alliance Grain Traders, Inc. (c)	7,901	103,737

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
AltaGas, Ltd. (c)	25,187	$850,033
Alterra Power Corp. (a)	100,784	43,568
Altius Minerals Corp. (a)	9,660	94,395
Altus Group, Ltd.	10,088	83,771
Amerigo Resources, Ltd.	44,359	25,419
Amica Mature Lifestyles, Inc.	1,652	15,196
Anderson Energy, Ltd. (a)	46,999	11,104
Andrew Peller, Ltd.	300	3,046
Angle Energy, Inc. (a)	42,758	153,459
Antrim Energy, Inc. (a)	58,587	30,628
Argonaut Gold, Inc. (a)	37,825	360,111
Armtec Infrastructure, Inc. (a)	7,363	17,025
Arsenal Energy, Inc. (a)	71,551	38,124
Astral Media, Inc.	22,017	1,023,269
Atna Resources, Ltd. (a)	45,732	50,113
Atrium Innovations, Inc. (a)	14,800	177,802
ATS Automation Tooling Systems, Inc. (a)	42,888	378,994
Augusta Resource Corp. (a) (c)	16,090	39,307
Aura Minerals, Inc. (a)	49,179	15,327
AuRico Gold, Inc. (a) (c)	73,389	604,258
Aurizon Mines, Ltd. (a)	65,968	227,476
AutoCanada, Inc.	9,828	151,664
Avalon Rare Metals, Inc. (a) (c)	28,205	39,414
AvenEx Energy Corp. (c)	22,352	59,548
Axia NetMedia Corp. (a)	25,333	34,127
B2Gold Corp. (a) (c)	140,743	503,715
Badger Daylighting, Ltd.	5,854	181,617
Ballard Power Systems, Inc. (a)	48,007	29,440
Bankers Petroleum, Ltd. (a) (c)	106,542	343,822
Bellatrix Exploration, Ltd. (a)	61,713	264,919
Bengal Energy, Ltd. (a)	9,533	5,367
Bioniche Life Sciences, Inc. (a)	21,600	6,949
Birchcliff Energy, Ltd. (a) (c)	46,465	348,476
Bird Construction, Inc. (c)	18,232	242,311
Black Diamond Group, Ltd. (c)	14,812	298,563
BlackPearl Resources, Inc. (a)	117,817	358,888
BMTC Group, Inc.	5,387	78,528
BNK Petroleum, Inc. (a)	4,142	2,082
Bonterra Energy Corp. (c)	5,153	236,436
Boralex, Inc. (a)	11,430	105,372
Brigus Gold Corp. (a) (c)	77,420	72,384
Brookfield Real Estate Services, Inc. (c)	800	10,150
Brookfield Residential Properties, Inc. (a)	8,385	149,121
Burcon NutraScience Corp. (a)	6,010	27,975
C&C Energia, Ltd. (a)	18,548	177,145
Calfrac Well Services, Ltd. (c)	15,775	397,269
Calian Technologies, Ltd.	3,000	63,185
Calvalley Petroleums, Inc. (a)	29,910	54,125
Canaccord Capital, Inc.	46,644	314,180
Canacol Energy, Ltd. (a)	23,662	75,883
Canada Bread Co., Ltd.	139	7,010
Canada Lithium Corp. (a)	116,227	77,119
Canadian Energy Services & Technology Corp. (c)	16,790	178,922
Canadian Western Bank (c)	28,887	825,924
Canadian Zinc Corp. (a)	16,500	6,386
Canam Group, Inc. (a)	19,413	116,708

Canada—(Continued)
CanElson Drilling, Inc.	8,200	$40,229
Canexus Corp. (c)	39,533	337,026
Canfor Corp. (a)	48,900	815,082
Canfor Pulp Products, Inc.	20,096	206,475
Cangene Corp. (a)	11,169	20,773
CanWel Building Materials Group, Ltd.	24,609	63,087
Canyon Services Group, Inc.	25,600	292,108
Capital Power Corp.	32,776	748,968
Capstone Infrastructure Corp.	34,004	137,766
Capstone Mining Corp. (a)	136,240	330,088
Cardero Resources Corp. (a)	17,277	7,295
Carpathian Gold, Inc. (a)	84,878	26,879
Cascades, Inc.	40,375	166,420
Cathedral Energy Services, Ltd.	19,242	113,165
CCL Industries, Inc.	11,519	497,840
Celestica, Inc. (a)	93,081	755,166
Celtic Exploration, Ltd. (a)	33,000	872,193
Cequence Energy, Ltd. (a)	61,458	88,971
Cervus Equipment Corp.	770	14,507
China Gold International Resources Corp., Ltd. (a)	72,399	248,196
Chinook Energy, Inc. (a)	15,717	22,753
Chorus Aviation, Inc.	5,000	19,403
Churchill Corp.	11,157	97,583
Cineplex, Inc. (c)	27,267	872,533
Clairvest Group, Inc.	200	4,009
Clarke, Inc.	1,730	8,296
Claude Resources, Inc. (a)	78,467	43,387
Cline Mining Corp. (a) (c)	45,858	2,766
CML HealthCare, Inc. (c)	37,329	249,185
Coastal Contacts, Inc. (a)	11,092	66,907
Cogeco Cable, Inc.	9,471	362,292
Cogeco, Inc.	1,708	58,004
Colabor Group, Inc.	9,830	76,490
Colossus Minerals, Inc. (a)	25,512	118,237
COM DEV International, Ltd. (a) (c)	37,776	120,768
Computer Modelling Group, Ltd.	14,060	301,356
Connacher Oil & Gas, Ltd. (a)	280,466	50,753
Constellation Software Inc.	2,822	340,416
Contrans Group, Inc.	15,174	152,548
Copper Mountain Mining Corp. (a)	42,911	169,539
Corby Distilleries, Ltd. (c)	11,141	198,246
Corridor Resources, Inc. (a)	21,385	15,264
Corus Entertainment, Inc. (c)	41,940	1,036,378
Cott Corp.	44,149	355,074
Crew Energy, Inc. (a) (c)	40,710	265,616
Crocotta Energy, Inc. (a) (c)	27,034	81,534
Davis & Henderson Income Corp. (c)	26,388	571,957
DeeThree Exploration, Ltd. (a)	42,204	276,212
Delphi Energy Corp. (a)	71,518	81,965
Denison Mines Corp. (a) (c)	186,523	230,646
DirectCash Payments, Inc.	4,874	114,561
Dollarama, Inc.	298	17,667
Dorel Industries, Inc.	13,158	475,551
DragonWave, Inc. (a)	18,544	59,284
Duluth Metals, Ltd. (a)	31,662	78,622
Dundee Precious Metals, Inc. (a)	42,380	360,871

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Dynasty Metals & Mining, Inc. (a)	8,618	$15,162
E-L Financial Corp., Ltd.	217	94,898
Eastern Platinum, Ltd. (a)	420,034	69,675
Eastmain Resources, Inc. (a)	24,625	18,567
easyhome, Ltd.	2,000	18,136
Eco Oro Minerals Corp. (a) (c)	16,900	12,233
EGI Financial Holdings, Inc. (a)	900	8,505
Enbridge Income Fund Holdings, Inc.	15,079	365,795
Endeavour Mining Corp. (a)	114,590	238,465
Endeavour Silver Corp. (a)	38,900	306,601
Enerflex, Ltd. (c)	10,930	131,639
Energy Fuels, Inc. (a) (c)	206,297	36,294
Enghouse Systems, Ltd.	8,477	149,138
Entree Gold, Inc. (a)	15,350	6,944
Epsilon Energy, Ltd. (a)	20,918	80,333
Equal Energy, Ltd.	10,687	33,091
Equitable Group, Inc.	5,801	190,412
Essential Energy Services, Ltd.	42,373	89,457
Evertz Technologies, Ltd.	14,549	231,977
Excellon Resources, Inc. (a)	78,422	44,150
Exchange Income Corp.	9,565	247,900
Exco Technologies, Ltd.	11,132	69,050
Exeter Resource Corp. (a) (c)	11,335	13,902
EXFO, Inc. (a)	12,343	66,263
Extenicare, Inc. (c)	24,700	189,962
Fairborne Energy, Ltd. (a) (c)	46,659	65,671
Fiera Sceptre, Inc.	1,403	10,508
Firm Capital Mortgage Investment Corp.	2,307	31,566
First National Financial Corp. (c)	8,828	166,851
FirstService Corp. (a)	12,580	355,129
Formation Metals, Inc. (a)	10,328	2,492
Forsys Metals Corp. (a)	25,356	20,393
Fortress Paper, Ltd. (a) (c)	7,338	59,386
Fortuna Silver Mines, Inc. (a) (c)	50,082	208,948
Fortune Minerals, Ltd. (a)	11,100	5,580
Gamehost, Inc.	7,859	100,341
Genesis Land Development Corp. (a)	17,608	57,708
Genivar, Inc.	15,822	314,945
Genworth MI Canada, Inc. (c)	17,697	401,905
Glacier Media, Inc.	9,600	16,889
Glentel, Inc.	6,330	114,547
GLG Life Tech Corp. (a) (b) (c)	3,198	2,122
Gluskin Sheff & Associates, Inc.	6,978	105,017
GLV, Inc. (a)	11,135	22,165
GMP Capital, Inc.	40,036	235,459
Golden Star Resources, Ltd. (a)	136,070	254,439
Gran Tierra Energy, Inc. (a)	119,354	659,945
Great Basin Gold, Ltd. (a) (b)	185,850	14,947
Great Canadian Gaming Corp. (a) (c)	32,000	307,228
Great Panther Silver, Ltd. (a)	67,206	104,049
Guyana Goldfields, Inc. (a)	27,455	86,392
Hanfeng Evergreen, Inc. (a) (c)	12,100	19,098
Harry Winston Diamond Corp. (a)	35,644	500,958
Hemisphere GPS, Inc. (a)	12,375	9,082
Heroux-Devtek, Inc.	15,800	140,734
High Liner Foods, Inc.	2,800	88,754
High River Gold Mines, Ltd. (a)	100,844	139,906

Canada—(Continued)
HNZ Group, Inc.	4,068	$88,337
Home Capital Group, Inc.	13,384	794,805
Horizon North Logistics, Inc.	37,642	259,978
HudBay Minerals, Inc.	89,034	896,874
IBI Group, Inc. (c)	6,916	44,846
Imax Corp. (a)	20,424	458,498
Imperial Metals Corp. (a)	16,926	205,896
Imris, Inc. (a) (c)	14,626	53,816
Indigo Books & Music, Inc.	1,986	21,323
Innergex Renewable Energy, Inc.	31,788	330,759
International Forest Products, Ltd.	23,936	192,268
International Minerals Corp.	15,698	63,442
International Tower Hill Mines, Ltd. (a) (c)	21,604	47,348
Intertape Polymer Group, Inc.	30,446	244,866
Ithaca Energy, Inc. (a)	126,754	253,584
Ivanhoe Energy, Inc. (a) (c)	118,204	84,372
Ivernia, Inc. (a)	71,989	9,047
Jaguar Mining, Inc. (a) (c)	44,308	28,508
Just Energy Group, Inc. (c)	66,323	632,759
K-Bro Linen, Inc.	2,800	81,239
KAB Distribution, Inc. (a) (b)	3,622	0
Katanga Mining, Ltd. (a)	26,500	15,985
Keegan Resources, Inc. (a) (c)	23,027	91,441
Killam Properties, Inc. (c)	26,081	327,487
Kingsway Financial Services, Inc. (a)	8,765	33,484
Kirkland Lake Gold, Inc. (a)	26,382	155,157
Labrador Iron Mines Holdings, Ltd. (a) (c)	13,799	15,260
Lake Shore Gold Corp. (a)	187,975	141,732
Laramide Resources (a)	17,031	14,040
Laurentian Bank of Canada	17,100	760,535
Le Chateau, Inc.	2,899	10,667
Legacy Oil & Gas, Inc. (a)	66,837	460,945
Leisureworld Senior Care Corp.	13,376	168,763
Leon’s Furniture, Ltd.	13,469	175,895
Linamar Corp.	26,300	613,411
Liquor Stores N.A., Ltd.	12,685	236,688
Long Run Exploration, Ltd. (a)	36,507	179,837
MacDonald Dettwiler & Associates, Ltd.	12,944	728,206
MAG Silver Corp. (a) (c)	11,137	113,867
Mainstreet Equity Corp. (a) (c)	3,700	123,941
Major Drilling Group International, Inc.	34,700	341,872
Manitoba Telecom Services, Inc. (c)	8,354	272,616
Maple Leaf Foods, Inc. (c)	46,770	562,820
Martinrea International, Inc. (a)	53,037	413,227
Maxim Power Corp. (a)	2,800	7,600
MBAC Fertilizer Corp. (a)	30,132	107,236
McEwen Mining, Inc. (a) (c)	29,122	110,375
Mediagrif Interactive Technologies, Inc.	4,916	95,088
Medical Facilities Corp.	7,904	109,974
MEGA Brands, Inc. (a)	7,658	75,756
Mega Uranium, Ltd. (a)	53,800	6,490
Melcor Developments, Ltd.	1,200	19,001
Mercator Minerals, Ltd. (a) (c)	53,410	26,310
MGM Energy Corp. (a)	6,492	1,632
Migao Corp. (a) (c)	20,785	31,135
Minco Silver Corp. (a)	10,913	17,005
Mood Media Corp. (a)	57,391	107,893

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Morneau Shepell, Inc. (c)	27,362	$349,349
MTY Food Group, Inc.	800	17,895
Mullen Group, Ltd.	37,181	781,223
Nautilus Minerals, Inc. (a)	52,914	20,746
Nevada Copper Corp. (a)	10,550	37,122
New Flyer Industries, Inc.	300	2,597
Newalta Corp.	22,439	349,658
NGEx Resources, Inc. (a)	43,396	148,333
Niko Resources, Ltd.	6,963	74,551
Norbord, Inc. (a)	12,316	373,801
Nordion, Inc. (a) (c)	51,425	335,010
North American Energy Partners, Inc. (a)	14,743	49,208
North American Palladium, Ltd. (a) (c)	80,542	108,501
Northern Dynasty Minerals, Ltd. (a) (c)	27,464	86,973
Northland Power, Inc. (c)	30,155	565,994
Northland Resources S.A. (a)	49,466	54,703
NuVista Energy, Ltd. (a)	49,017	289,263
OceanaGold Corp. (a)	150,911	432,388
Oncolytics Biotech, Inc. (a) (c)	27,072	108,593
Oromin Explorations, Ltd. (a)	30,600	24,610
Orvana Minerals Corp. (a) (c)	21,462	18,771
Pace Oil & Gas, Ltd. (a)	11,204	37,058
Paladin Labs, Inc. (a) (c)	4,798	201,239
Parex Resources, Inc. (a) (c)	44,202	257,738
Parkland Fuel Corp. (c)	27,035	514,499
Pason Systems, Inc.	28,216	486,483
Patheon, Inc. (a) (c)	10,068	33,806
Pembina Pipeline Corp. (c)	10,779	308,405
Perpetual Energy, Inc. (a)	50,316	58,172
Petaquilla Minerals, Ltd. (a)	51,667	23,893
PetroBakken Energy, Ltd. (a) (c)	23,909	246,373
Petrobank Energy & Resources, Ltd. (a)	52,473	654,132
Petrominerales, Ltd. (c)	36,448	315,123
Peyto Exploration & Development Corp. (c)	1,434	33,143
Phoscan Chemical Corp. (a)	51,767	14,832
PHX Energy Services Corp.	9,850	90,806
Pilot Gold, Inc. (a)	11,266	24,124
Pine Cliff Energy, Ltd. (a)	4,800	4,247
Platinum Group Metals, Ltd. (a)	32,084	26,126
Points International, Ltd. (a)	6,320	69,890
PolyMet Mining Corp. (a) (c)	25,570	23,393
Poseidon Concepts Corp. (c)	17,540	24,687
Premium Brands Holdings Corp. (c)	8,850	152,586
Primero Mining Corp. (a)	32,576	209,597
Prometic Life Sciences, Inc. (a)	18,552	5,315
Pulse Seismic, Inc.	27,020	73,886
Pure Technologies, Ltd. (a)	600	2,769
QLT, Inc. (a)	25,500	199,960
Quebecor, Inc. (c)	18,680	726,204
Queenston Mining, Inc. (a)	20,802	102,055
Questerre Energy Corp. (a)	78,569	55,291
Ram Power Corp. (a)	31,332	8,032
Redknee Solutions, Inc. (a)	18,190	38,037
Reitmans Canada, Ltd.	4,000	46,768
Reitmans Canada, Ltd. (Class A)	23,130	280,202
Resverlogix Corp. (a)	12,830	20,637
Richelieu Hardware, Ltd.	6,930	257,428

Canada—(Continued)
Richmont Mines, Inc. (a)	12,038	$36,185
Ritchie Bros. Auctioneers, Inc. (c)	40,201	838,615
RMP Energy, Inc. (a) (c)	54,208	163,490
Rock Energy, Inc. (a)	6,887	7,616
Rocky Mountain Dealerships, Inc.	7,299	87,321
Rogers Sugar, Inc. (c)	43,082	259,436
RONA, Inc.	65,098	698,297
Rubicon Minerals Corp. (a) (c)	49,480	126,846
Russel Metals, Inc.	24,670	684,768
Sabina Gold & Silver Corp. (a)	45,006	119,901
San Gold Corp. (a)	84,387	67,021
Sandvine Corp. (a)	67,900	90,106
Savanna Energy Services Corp. (c)	48,076	347,025
Scorpio Mining Corp. (a)	88,421	91,559
Sears Canada, Inc.	496	5,011
Secure Energy Services, Inc. (a)	32,368	322,801
SEMAFO, Inc. (c)	116,582	400,835
ShawCor, Ltd. (c)	20,891	818,880
Sherritt International Corp.	153,159	885,357
Shore Gold, Inc. (a)	82,170	16,935
Sierra Wireless, Inc. (a)	17,210	137,029
Silver Standard Resources, Inc. (a)	36,910	550,292
Smart Technologies, Inc. (a)	13,245	20,506
Softchoice Corp.	10,116	121,429
Sonde Resources Corp. (a)	18,161	29,760
Southern Pacific Resource Corp. (a)	198,574	257,525
SouthGobi Energy Resources, Ltd. (a)	65,809	135,627
Sprott Resource Corp.	51,821	226,622
Sprott Resource Lending Corp.	49,651	76,870
Sprott, Inc.	31,602	125,811
St. Andrews Goldfields, Ltd. (a)	87,850	43,276
Stantec, Inc. (c)	19,208	767,586
Stella-Jones, Inc.	3,133	241,361
Stornoway Diamond Corp. (a)	33,687	23,368
Strad Energy Services, Ltd.	9,000	36,101
Strateco Resources, Inc. (a)	32,150	6,464
Student Transportation, Inc. (c)	29,267	180,363
Sulliden Gold Corp, Ltd. (a) (c)	68,700	64,231
SunOpta, Inc. (a)	35,292	198,688
Superior Plus Corp. (c)	43,822	451,128
Surge Energy, Inc. (a)	39,044	215,886
TAG Oil, Ltd. (a)	19,300	110,596
Tanzanian Royalty Exploration Corp. (a) (c)	6,200	27,051
Taseko Mines, Ltd. (a) (c)	101,422	308,946
Tembec, Inc. (a)	50,711	152,944
Teranga Gold Corp. (a)	42,651	96,905
Tethys Petroleum, Ltd. (a)	86,990	45,476
The Brick, Ltd.	26,002	140,113
The Cash Store Financial Services, Inc.	3,705	13,335
The Descartes Systems Group, Inc. (a)	32,686	304,285
The North West Co., Inc.	19,614	441,497
Theratechnologies, Inc. (a)	14,824	4,694
Thompson Creek Metals Co., Inc. (a) (c)	76,939	318,678
Timminco, Ltd. (a)	16,700	17
Timmins Gold Corp. (a)	60,871	182,974
TORC Oil & Gas, Ltd.	30,538	71,226
Toromont Industries, Ltd. (c)	28,436	603,197

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Torstar Corp.	34,015	$267,073
Total Energy Services, Inc.	15,598	235,060
Transcontinental, Inc. (c)	34,160	382,913
TransForce, Inc. (c)	30,893	616,804
TransGlobe Energy Corp. (a)	29,665	278,249
Transition Therapeutics, Inc. (a)	800	1,769
Trican Well Service, Ltd. (c)	66,561	877,933
Trinidad Drilling, Ltd. (c)	59,328	410,351
TSO3, Inc. (a) (c)	17,113	13,591
Twin Butte Energy, Ltd.	104,252	270,403
U.S. Silver & Gold, Inc. (a)	2,300	3,977
Uex Corp. (a)	89,800	53,264
Uni-Select, Inc.	8,878	210,994
Ur-Energy, Inc. (a)	19,846	16,560
Valener, Inc. (c)	6,358	102,590
Vecima Networks, Inc. (a)	2,500	12,579
Veresen, inc. (c)	29,607	352,117
Veris Gold Corp. (a)	18,003	31,673
Vicwest, Inc. (c)	7,200	90,841
Virginia Mines, Inc. (a) (c)	8,108	82,164
Wajax Corp. (c)	6,800	278,508
WaterFurnace Renewable Energy, Inc.	4,069	59,069
Wesdome Gold Mines, Ltd.	38,107	32,564
West Fraser Timber Co., Ltd.	13,011	916,277
Western Energy Services Corp.	600	4,271
Western Forest Products, Inc. (a)	56,100	73,883
Whitecap Resources, Inc. (a) (c)	56,784	493,799
Wi-Lan, Inc. (c)	65,246	297,139
Winpak, Ltd.	5,634	83,544
Winstar Resources, Ltd. (a)	8,078	23,551
Xtreme Drilling and Coil Services Corp. (a)	8,600	14,352
YM Biosciences, Inc. (a)	81,095	231,537
Zargon Oil & Gas, Ltd. (c)	13,621	114,752
ZCLComposites, Inc.	11,681	60,360

		76,736,160

Denmark—1.4%
ALK-Abello A/S	3,402	233,725
Alm Brand A/S (a)	47,930	119,095
Amagerbanken A/S (a) (b)	178,000	0
Ambu A/S	2,627	74,175
Auriga Industries (a)	9,580	149,396
Bang & Olufsen A/S (a) (c)	17,941	215,158
Bavarian Nordic A/S (a)	12,988	114,487
BoConcept Holding A/S	228	4,269
Brodrene Hartmann A/S	52	1,017
D/S Norden	13,959	405,902
Dalhoff, Larsen & Horneman A/S (a)	4,113	2,819
DFDS A/S	1,452	65,852
East Asiatic Co., Ltd. A/S	6,828	115,086
Genmab A/S (a)	21,485	296,214
GN Store Nord	144,283	2,116,407
Greentech Energy Systems A/S (a)	1,142	2,050
Harboes Bryggeri A/S	1,454	21,154
IC Companys A/S	5,141	121,892
Jeudan A/S	201	15,580

Denmark—(Continued)
Jyske Bank A/S (a)	28,997	$809,121
NeuroSearch A/S (a)	1,418	943
Newcap Holding A/S (a)	34,252	2,420
NKT Holding A/S (c)	10,806	390,832
Nordjyske Bank A/S	185	2,753
North Media A/S	3,568	10,902
Pandora A/S	23,083	508,630
Parken Sport & Entertainment A/S (a)	1,676	18,695
PER Aarsleff A/S	835	62,049
Ringkjoebing Landbobank A/S	2,105	286,099
Rockwool International A/S	3,675	413,704
Royal UNIBREW A/S	4,703	409,759
Schouw & Co.	8,773	231,292
SimCorp A/S	2,229	498,966
Solar Holdings A/S	3,176	145,131
Spar Nord Bank A/S (a)	18,514	84,488
Sydbank A/S (a)	44,611	791,883
TK Development (a)	17,673	33,595
Topdanmark A/S (a)	6,902	1,480,779
TopoTarget A/S (a)	49,340	19,009
Torm A/S (a)	9,596	2,947
United International Enterprises, Ltd.	1,106	189,788
Vestas Wind Systems A/S (a) (c)	20,009	113,445
Vestjysk Bank A/S (a)	3,300	7,533
Zealand Pharma A/S (a)	2,059	30,634

		10,619,675

Finland—2.5%
Ahlstrom Oyj	10,516	183,902
Aktia Oyj	2,924	22,405
Alma Media Oyj	32,099	193,608
Amer Sports Oyj	59,124	883,204
Aspo Oyj	11,042	93,430
Atria plc	4,347	35,969
BasWare Oyj	3,525	94,231
Biotie Therapies Oyj (a)	118,993	64,417
Cargotec Corp. (c)	18,652	494,373
Citycon Oyj	116,452	395,818
Comptel plc	30,187	15,894
Cramo Oyj	9,503	99,979
Elektrobit Corp. (a)	43,163	37,155
Elisa Oyj	55,046	1,230,064
F-Secure Oyj	47,159	97,202
Finnair Oyj (a)	41,916	131,386
Finnlines Oyj (a)	9,624	99,126
Fiskars Oyj	20,454	451,122
HKScan Oyj	12,935	61,855
Huhtamaki Oyj	44,081	715,248
Ilkka-Yhtyma Oyj	2,976	19,016
Kemira Oyj	55,199	867,728
Kesko Oyj	61	1,965
Kesko Oyj	29,662	972,262
Konecranes Oyj (c)	25,349	858,618
Lassila & Tikanoja Oyj	16,843	258,697
Lemminkainen Oyj	4,314	81,291
Metsa Board Oyj (a) (c)	133,387	392,934

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—(Continued)
Neste Oil Oyj (c)	46,786	$610,011
Okmetic Oyj	6,360	42,448
Olvi Oyj	8,023	208,397
Oriola-KD Oyj	64,420	189,951
Orion Oyj (Series A)	19,377	564,193
Orion Oyj (Series B) (c)	43,350	1,274,128
Outokumpu Oyj (a) (c)	511,386	546,560
Outotec Oyj (c)	23,309	1,333,688
PKC Group Oyj	12,102	249,252
Pohjola Bank plc	798	11,917
Ponsse Oyj	3,208	25,261
Poyry Oyj	17,565	68,276
Raisio plc	73,120	300,180
Ramirent Oyj	63,927	530,396
Rapala VMC Oyj	7,700	49,429
Rautaruukki Oyj (c)	55,950	457,507
Ruukki Group Oyj (c)	95,130	56,925
Saga Furs Oyj	441	15,586
Sanoma Oyj	40,718	400,758
Scanfil plc (a)	10,528	11,408
Sieve Capital plc	10,528	12,665
SRV Group plc	30	129
Stockmann Oyj Abp	16,769	301,999
Stonesoft Oyj (a)	12,671	23,681
Technopolis plc	43,713	218,001
Tecnotree Oyj (a)	33,483	7,653
Teleste Oyj	772	4,269
Tietoenator Oyj (c)	34,646	686,237
Tikkurila Oyj	21,266	416,053
Uponor Oyj (c)	31,280	396,427
Vacon plc (c)	5,034	268,429
Vaisala Oyj	3,453	72,530
YIT Oyj (c)	56,021	1,102,155

		19,309,398

France—3.4%
ABC arbitrage	4,710	36,085
Air France-KLM S.A. (a)	78,696	748,754
Akka Technologies S.A.	2,525	80,314
Altamir Amboise	14,407	140,859
Alten, Ltd.	12,577	433,899
Altran Technologies S.A. (a)	61,918	471,896
April S.A.	10,431	207,533
Archos S.A. (a)	11,794	57,365
Artprice.com (a) (c)	1,251	50,875
Assystem S.A.	8,352	164,738
Atari S.A. (a)	12,077	13,962
Audika S.A.	2,159	23,594
Aurea S.A.	1,221	7,476
Avenir Telecom S.A.	898	533
Axway Software S.A.	2,501	44,861
Beneteau S.A. (c)	20,189	219,255
Bigben Interactive S.A. (a)	2,504	27,664
BioAlliance Pharma S.A. (a)	4,933	31,034
Boiron S.A.	3,511	121,118
Bonduelle S.C.A.	2,244	211,603

France—(Continued)
Bongrain S.A.	3,046	$184,297
Bourbon S.A.	21,985	604,837
Boursorama (a)	9,814	64,666
Bull S.A. (a) (c)	46,734	193,287
Catering International Services	1,568	52,493
Cegedim S.A.	1,169	28,782
Cegid S.A.	3,132	63,239
Ciments Francais S.A.	2,486	146,171
Club Mediterranee (a)	18,244	328,011
Compagnie des Alpes S.A.	3,241	61,631
Derichebourg S.A.	48,969	209,680
Devoteam S.A.	4,902	60,804
DNXcorp S.A.	277	7,094
Eiffage S.A.	13,644	619,462
Electricite de Strasbourg S.A.	88	10,486
Eramet S.A.	935	137,211
Esso S.A. Francaise	1,261	90,028
Etablissements Maurel et Prom	41,189	706,516
Etam Developpement S.A. (a)	78	1,715
Euler Hermes S.A.	7,817	680,893
Euro Disney S.C.A. (a)	12,177	83,716
Eurofins Scientific S.A.	3,552	574,933
Exel Industries	601	30,042
Faiveley Transport	3,910	253,217
Faurecia (a)	24,356	386,485
Fimalac S.A.	3,854	176,459
Fleury Michon S.A.	141	7,332
GameLoft S.A. (a) (c)	37,872	264,991
GEA	395	37,497
GECI International (a)	9,793	16,804
Gemalto NV (c)	4,615	417,824
GFI Informatique	28,204	101,418
GL Events	4,492	101,067
Groupe Crit	1,016	20,623
Groupe Flo S.A.	5,857	23,191
Groupe Partouche S.A. (a)	12,984	16,471
Groupe Steria S.C.A.	15,109	288,416
Guerbet S.A.	663	84,240
Haulotte Group S.A. (a)	6,196	44,801
Havas S.A.	138,639	763,518
Hi-Media S.A. (a) (c)	20,464	56,006
Ingenico S.A.	11,920	679,814
Inter Parfums S.A.	3,257	99,861
Ipsen S.A. (c)	12,973	392,925
IPSOS S.A.	15,977	595,534
Jacquet Metal Service	8,913	103,415
Korian S.A.	2,636	46,667
Lanson-BCC	13	559
Laurent-Perrier	1,493	137,964
LDC S.A.	10	1,082
Lectra S.A.	6,736	41,769
LISI	2,290	186,416
Maisons France Confort	1,581	49,645
Manitou BF S.A.	5,576	96,586
Manutan International	64	2,839
Marseill Tunnel Prado-Carena	219	7,525
Maurel & Prom Nigeria (a)	36,660	108,776

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Medica S.A.	21,134	$417,107
Mersen	10,850	309,042
METabolic EXplorer S.A. (a)	2,657	9,212
Metropole Television S.A.	26,362	412,073
Montupet S.A.	2,525	26,397
Mr. Bricolage	601	7,562
Naturex	2,121	159,468
Neopost S.A. (c)	15,686	829,428
Nexans S.A.	13,566	616,862
Nexity	15,498	522,481
NextRadioTV	799	12,977
NicOx S.A. (a) (c)	41,706	130,678
Norbert Dentressangle	2,772	213,608
NRJ Groupe	13,425	105,518
Oeneo	15,045	45,264
Orpea	13,048	577,230
PagesJaunes Groupe (a) (c)	55,218	136,930
Parrot S.A. (a)	3,911	145,690
Pierre & Vacances	2,048	43,597
Plastic Omnium S.A.	10,706	322,976
Rallye S.A.	12,647	424,888
Recylex S.A. (a)	8,124	39,756
Robertet S.A.	14	2,317
Rodriguez Group S.A. (a)	303	1,287
Rubis	16,252	1,112,741
S.O.I.T.E.C. (a) (c)	59,494	209,712
Sa des Ciments Vicat	5,999	373,861
Saft Groupe S.A.	17,166	401,654
Samse S.A.	107	7,584
Sartorius Stedim Biotech S.A.	1,387	134,341
Seche Environnement S.A.	1,215	44,188
Sechilienne-Sidec	10,660	202,852
Sequana S.A. (a)	5,112	55,600
Societe d’Edition de Canal Plus S.A.	33,798	221,468
Societe Internationale de Plantations d’Heveas S.A.	679	55,624
Somfy S.A.	154	26,591
Sopra Group S.A.	2,234	143,678
Spir Communication (a)	848	15,697
ST Dupont S.A. (a)	78,131	39,066
Stallergenes S.A.	1,674	95,329
Ste Industrielle d’Aviation Latecoere S.A. (a)	2,980	30,787
STEF-TFE S.A.	1,854	94,320
Store Electronic System S.A.	679	10,248
Sword Group SE	3,763	61,362
Synergie S.A.	5,583	51,155
Technicolor S.A. (a)	57,589	146,283
Teleperformance	28,906	1,047,603
Tessi S.A.	720	76,230
TF1 Group	54,478	646,677
Theolia S.A. (a) (c)	30,832	54,596
Thermador Groupe S.A.	926	70,252
Total Gabon	342	157,285
Touax S.A.	1,628	46,609
Transgene S.A. (a) (c)	9,153	98,272
Trigano S.A.	4,784	64,451
Ubisoft Entertainment S.A. (a)	58,021	620,607

France—(Continued)
Union Financiere de France BQE S.A.	2,306	$48,237
Vetoquinol SA	251	8,801
Viel et Compagnie	3,978	13,072
Vilmorin & Cie	2,506	309,929
Virbac S.A.	1,982	391,907
Vivalis S.A. (a)	5,606	49,424
VM Materiaux S.A.	235	4,677
Vranken-Pommery Monopole Group	1,317	36,248

		26,436,515

Germany—4.7%
Aareal Bank AG (a)	29,887	620,978
ADVA AG Optical Networking (a)	20,269	106,474
Air Berlin plc (a) (c)	19,205	38,961
Aixtron SE (c)	46,100	541,372
Alba SE	906	77,351
Allgeier Holding AG	2,365	31,315
Amadeus Fire AG	2,125	115,943
Analytik Jena AG (a)	376	5,444
Asian Bamboo AG	3,713	25,694
Atoss Software AG	241	6,589
Aurubis AG	19,869	1,413,130
Balda AG (c)	19,993	88,966
Bauer AG	5,495	140,064
BayWa AG	6,375	274,048
Bechtle AG	9,315	377,062
Bertrandt AG	2,715	271,791
Bijou Brigitte AG	836	68,454
Biotest AG	1,599	106,763
Borussia Dortmund GmbH & Co. KGaA	34,018	122,432
CANCOM AG	5,006	89,244
Carl Zeiss Meditec AG	16,046	461,011
CAT Oil AG	8,600	76,373
Celesio AG	41,560	715,730
CENIT AG	3,944	37,097
CENTROTEC Sustainable AG	4,338	77,090
Centrotherm Photovoltaics AG (a)	4,878	5,541
Cewe Color Holding AG	2,667	109,080
Colonia Real Estate AG (a)	5,281	32,382
Comdirect Bank AG	15,966	166,384
Compugroup Holding AG	9,425	181,207
Conergy AG (a) (c)	42,431	15,368
Constantin Medien AG (a)	23,504	47,206
CropEnergies AG	10,960	74,515
CTS Eventim AG	9,430	331,843
Curanum AG (a) (c)	16,635	54,840
DAB Bank AG	10,241	49,414
Delticom AG	1,337	57,014
Deutsche Beteiligungs AG	2,815	72,286
Deutsche Wohnen AG	69,587	1,285,065
Deutz AG (a)	35,436	165,502
Dialog Semiconductor plc (a) (c)	27,192	477,358
Dr. Hoenle AG	1,786	27,673
Draegerwerk AG & Co. KGaA	740	55,702
Drillisch AG	26,113	385,733
Duerr AG	5,628	502,492

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Eckert & Ziegler AG	1,706	$53,281
Elmos Semiconductor AG	6,035	56,917
ElringKlinger AG	14,732	496,464
Euromicron AG (c)	3,803	91,034
Evotec AG (a)	59,728	206,777
First Sensor AG (a)	3,155	34,069
Freenet AG (c)	52,905	977,275
GAGFAH S.A. (a)	36,892	431,686
Gerresheimer AG	14,057	744,205
Gerry Weber International AG	9,842	474,987
Gesco AG	1,645	148,279
GFK SE	7,453	381,001
GFT Technologies AG	4,449	18,911
Gigaset AG (a)	25,477	32,465
Gildemeister AG	31,240	630,636
Grammer AG	7,267	154,220
Grenkeleasing AG	2,371	158,871
GSW Immobilien AG	6,436	272,037
H&R WASAG AG	7,029	109,698
Hamburger Hafen und Logistik AG (c)	6,901	162,468
Hansa Group AG	5,987	23,485
Hawesko Holding AG	1,663	87,870
Heidelberger Druckmaschinen AG (a) (c)	109,562	177,765
Highlight Communications AG	10,482	55,017
Homag Group AG (a)	2,139	32,333
Indus Holding AG	12,922	345,678
Init Innovation In Traffic Systems AG	2,460	75,087
Intershop Communications AG (a)	7,747	18,214
Isra Vision AG	1,592	53,748
IVG Immobilen AG (a)	46,968	118,668
Jenoptik AG	25,064	244,289
Joyou AG (a)	318	3,898
Kloeckner & Co. SE (a) (c)	53,834	637,350
Koenig & Bauer AG (a)	5,678	95,621
Kontron AG	29,362	159,485
Krones AG	6,921	429,384
KSB AG	90	55,148
KUKA AG (a)	14,184	518,657
KWS Saat AG (c)	1,046	336,235
Leifheit AG	873	33,592
Leoni AG	17,106	645,756
Loewe AG (a)	2,442	8,914
Lotto24 (a)	564	2,546
LPKF Laser & Electronics AG	4,281	89,584
Manz Automation AG (a)	1,098	26,041
MasterFlex AG (a)	280	1,791
Medigene AG (a)	13,692	18,275
MLP AG	27,785	183,049
Mobotix AG	2,035	48,785
Mologen AG (a)	3,125	48,092
Morphosys AG (a)	11,474	444,086
Muehlbauer Holding AG & Co. KGaA	1,254	33,241
MVV Energie AG	5,026	156,242
Nemetschek AG	2,534	111,587
Nexus AG	2,080	26,533
Nordex AG (a) (c)	25,596	101,063
NORMA Group	10,902	306,329

Germany—(Continued)
OHB Technology AG	2,151	$42,862
Patrizia Immobilien AG (a)	15,908	135,683
Pfeiffer Vacuum Technology AG	5,502	666,236
PNE Wind AG	24,816	73,259
Praktiker Bau- und Heimwerkermaerkte AG (a) (c)	61,002	92,597
Progress-Werk Oberkirch AG	617	22,962
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	5,147	104,669
PVA TePla AG	3,358	9,327
QSC AG	51,100	142,162
R Stahl AG	1,319	47,054
Rational AG	1,474	424,510
Rheinmetall AG	20,085	966,299
Rhoen Klinikum AG	51,909	1,050,705
RIB Software AG	1,026	5,947
SAF-Holland S.A.	24,678	170,879
SAG Solarstrom AG	1,657	5,308
Salzgitter AG	16,460	857,736
Schaltbau Holding AG	2,253	92,381
SGL Carbon AG (c)	28,680	1,137,721
SHW AG	1,051	40,182
Singulus Technologies AG (a)	26,910	49,364
Sixt AG	9,029	186,487
SKW Stahl-Metallurgie Holding AG	3,478	61,157
Sky Deutschland AG (a)	122,235	667,072
SMA Solar Technology AG	2,156	54,265
SMT Scharf AG	1,826	51,093
Software AG	7,469	317,264
Solarworld AG (c)	52,337	73,614
Stada Arzneimittel AG	28,443	917,033
STRATEC Biomedical AG	3,536	176,532
Stroer Out-of-Home Media AG (a)	8,708	76,300
Suss Microtec AG (a)	11,671	130,410
Symrise AG	26,762	958,150
TAG Immobilien AG	77,264	970,988
Takkt AG	10,062	140,085
Telegate AG	1,805	17,457
Tipp24 SE (a)	2,223	110,122
Tom Tailor Holding AG	10,833	232,014
Tomorrow Focus AG	5,486	27,955
TUI AG (a) (c)	72,955	756,748
Verbio AG (a)	9,272	15,543
Vossloh AG	4,207	413,689
VTG AG	6,281	100,998
Wacker Construction Equipment AG	13,700	187,669
Washtec AG (a)	3,397	40,461
Wincor Nixdorf AG	16,507	773,159
Wirecard AG	46,991	1,152,399
XING AG	1,747	96,423
zooplus AG (a)	635	26,837

		36,244,467

Greece—1.0%
Aegean Airlines S.A. (a)	598	1,562
Alpha Bank A.E. (a)	201,317	392,106
Anek Lines S.A. (a)	48,385	11,561

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Greece—(Continued)
Attica Bank S.A. (a)	992	$741
Bank of Cyprus plc (a)	596,049	204,045
Bank of Greece	11,668	203,474
Diagnostic & Therapeutic Center of Athens Hygeia S.A. (a)	51,248	42,360
EFG Eurobank Ergasias S.A. (a)	149,872	131,927
Ellaktor S.A. (a)	80,800	207,289
Elval-Hellenic Aluminium Industry S.A. (a)	5,382	13,429
Folli Follie Group (a)	18,502	318,140
Forthnet SA (a)	4,677	5,726
Fourlis Holdings S.A. (a)	22,201	58,059
Frigoglass S.A. (a)	16,556	115,443
GEK Terna S.A. (a)	35,756	95,635
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	43,091	248,296
Hellenic Petroleum S.A.	50,348	498,177
Hellenic Telecommunications Organization S.A. (a)	84,089	571,163
Iaso S.A.	9,418	16,674
Intracom Holdings S.A. (a)	38,557	31,685
Intralot S.A.	76,916	198,585
JUMBO S.A.	54,864	433,946
Lamda Development S.A. (a)	205	1,086
Marfin Investment Group S.A. (a)	382,614	219,501
Metka S.A.	12,895	168,130
Michaniki S.A. (a)	26,207	11,662
Motor Oil Hellas Corinth Refineries S.A.	36,803	407,709
Mytilineos Holdings S.A. (a)	58,222	346,953
National Bank of Greece S.A. (a)	312,620	542,607
OPAP S.A.	46,245	331,261
Piraeus Bank S.A. (a)	568,927	258,158
Piraeus Port Authority S.A.	4,338	96,698
Proton Bank S.A.	14,856	3,628
Public Power Corp. S.A. (a)	59,233	463,935
S&B Industrial Minerals S.A.	11,161	80,216
Sarantis S.A. (a)	14,104	81,289
Sidenor Steel Products Manufacturing Co. S.A. (a)	10,515	24,684
Teletypos S.A.	3,647	953
Terna Energy S.A.	22,487	100,373
The Athens Water Supply & Sewage Co. S.A.	19,714	135,581
Thessaloniki Water Supply & Sewage Co., S.A.	4,072	32,774
Titan Cement Co. S.A. (a)	34,499	647,623
TT Hellenic Postbank S.A. (a) (b)	71,180	15,784
Viohalco HCA Industry S.A. (a)	62,493	326,833

		8,097,461

Hong Kong—2.8%
Alco Holdings, Ltd.	136,000	28,405
Allan International Holdings, Ltd.	70,000	20,156
Allied Group, Ltd.	22,000	71,244
Allied Properties HK, Ltd.	1,774,024	330,281
Apac Resources, Ltd. (a)	2,300,000	59,602
APT Satellite Holdings, Ltd.	111,000	27,921
Arts Optical International Holdings, Ltd.	16,000	4,397
Asia Financial Holdings, Ltd.	300,000	124,116

Hong Kong—(Continued)
Asia Satellite Telecommunications Holdings, Ltd.	66,000	$210,905
Asia Standard International Group	294,000	52,365
Associated International Hotels, Inc.	14,000	37,389
Aupu Group Holding Co., Ltd.	246,000	20,824
Auto Italia Holdings (a)	87,500	2,795
Automated Systems Holdings, Ltd.	32,000	4,502
Bauhaus International Holdings, Ltd.	60,000	8,769
Bel Global Resources Holdings, Ltd. (a) (b)	520,000	9,527
Bio-Dynamic Group, Ltd. (a)	222,000	18,003
Birmingham International Holdings, Ltd. (a) (b)	1,110,000	21,768
Bonjour Holdings, Ltd. (c)	718,000	90,741
Bossini International Holdings, Ltd.	438,000	23,248
Brightoil Petroleum Holdings, Ltd. (a)	599,000	122,036
Brookman Mining, Ltd. (a)	2,516,770	143,440
Burwill Holdings, Ltd. (a)	1,294,000	20,553
Cafe de Coral Holdings, Ltd.	120,000	342,391
Celestial Asia Securities Holdings (a)	102,400	6,426
Century City International Holdings, Ltd.	616,000	45,838
Century Sunshine Group Holdings, Ltd.	265,000	17,440
Champion Technology Holdings, Ltd.	2,394,274	35,286
Chen Hsong Holdings, Ltd.	110,000	33,610
Cheuk Nang Holdings, Ltd.	71,920	56,248
Chevalier International Holdings, Ltd.	62,000	85,670
China Billion Resources, Ltd. (a) (b)	476,000	0
China Boon Holdings, Ltd. (a)	420,000	4,998
China Daye Non-Ferrous Metals Mining, Ltd. (a)	2,374,000	97,483
China Electronics Corp. Holdings Co., Ltd. (a)	352,000	31,960
China Energy Development Holdings, Ltd. (a) (c)	2,272,000	41,029
China Environmental Investment Holdings, Ltd. (a)	675,000	16,635
China Financial Services Holdings, Ltd. (a)	182,000	12,730
China Flavors & Fragrances Co., Ltd. (a)	70,147	9,805
China Gamma Group, Ltd. (a)	250,000	3,663
China Infrastructure Investment, Ltd. (a)	626,000	13,328
China Metal International Holdings, Inc.	300,000	50,581
China Nuclear Industry 23 International Corp., Ltd. (a)	106,000	28,289
China Public Procurement, Ltd. (a) (b)	644,000	0
China Renji Medical Group, Ltd. (a) (b)	2,356,000	0
China Resources & Transportation Group, Ltd. (a)	3,700,000	148,911
China Solar Energy Holdings, Ltd. (a)	1,620,000	6,286
China Strategic Holdings, Ltd. (a)	770,000	16,102
China Ting Group Holdings, Ltd.	318,550	18,173
China WindPower Group, Ltd.	1,800,000	66,662
China-Hongkong Photo Products Holdings, Ltd.	284,000	21,379
Chinney Investment, Ltd.	8,000	1,210
Chong Hing Bank, Ltd.	63,000	132,945
Chow Sang Sang Holdings International, Ltd. (c)	130,000	306,927
Chu Kong Shipping Development Co., Ltd.	252,000	51,167
Chuang’s China Investments, Ltd.	341,000	20,755
Chuang’s Consortium International, Ltd.	446,357	57,485
Citic 1616 Holdings, Ltd.	539,000	147,542

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
City Telecom HK, Ltd.	270,000	$92,588
CK Life Sciences International Holdings, Inc.	1,478,000	134,442
CNT Group, Ltd.	246,000	11,749
Continental Holdings, Ltd. (a)	780,000	9,830
Cosmos Machinery	126,000	8,941
CP Lotus Corp. (a)	1,750,000	38,831
Cross-Harbour Holdings, Ltd.	86,000	71,672
CSI Properties, Ltd.	1,584,023	64,961
CST Mining Group, Ltd. (a) (c)	8,984,000	126,341
Culture Landmark Investment, Ltd. (a)	86,400	10,345
Culturecom Holdings, Ltd. (a)	375,000	80,268
Dah Sing Banking Group, Ltd.	150,400	164,774
Dah Sing Financial Holdings, Ltd. (c)	69,600	317,584
Dan Form Holdings Co., Ltd.	568,000	83,700
Dickson Concepts International, Ltd.	131,000	69,712
Dingyi Group Investment, Ltd. (a)	455,000	15,224
Dorsett Hospitality International, Ltd.	348,000	85,570
DVN Holdings, Ltd. (a)	240,000	8,022
Eagle Nice International Holdings, Ltd.	120,000	25,622
EcoGreen Fine Chemicals Group, Ltd.	90,000	15,467
Emperor Entertainment Hotel, Ltd.	275,000	67,673
Emperor International Holdings, Ltd.	691,250	192,218
Emperor Watch & Jewellery, Ltd. (c)	1,900,000	240,268
ENM Holdings, Ltd. (a)	556,000	45,839
EPI Holdings, Ltd. (a)	1,332,000	31,773
Esprit Holdings, Ltd. (c)	926,850	1,298,321
eSun Holdings, Ltd. (a)	376,000	73,600
EVA Precision Industrial Holdings, Ltd.	696,000	115,346
Fairwood, Ltd.	37,500	78,270
Far East Consortium	621,499	168,117
Fountain Set Holdings, Ltd.	338,000	32,643
G-Resources Group, Ltd. (a)	7,713,000	365,155
Genting Hong Kong, Ltd. (a)	101,229	34,349
Get Nice Holdings, Ltd.	2,108,000	95,970
Giordano International, Ltd. (c)	798,000	772,301
Glorious Sun Enterprises, Ltd.	262,000	76,711
Gold Peak Industries Holding, Ltd.	277,714	28,341
Golden Resources Development International, Ltd.	370,000	18,149
Goldin Financial Holdings, Ltd. (a)	200,000	29,952
Goldin Properties Holdings, Ltd. (a)	286,000	181,636
Good Fellow Resources Holdings, Ltd. (a)	120,000	3,708
Greenheart Group, Ltd. (a)	126,000	8,970
Guangnan Holdings	264,000	34,410
Guotai Junan International Holdings, Ltd.	233,000	97,029
Haitong International Securities Group, Ltd.	125,577	54,816
Harbour Centre Development, Ltd.	86,000	143,557
HKR International, Ltd.	422,400	218,040
Hon Kwok Land Investment Co., Ltd.	140,000	55,301
Hong Kong Aircraft Engineering Co., Ltd. (c)	1,200	16,514
Hong Kong Ferry Holdings	10,000	9,718
Hongkong Chinese, Ltd. (c)	920,000	152,900
Hsin Chong Construction Group, Ltd.	226,000	32,712
Huafeng Group Holdings, Ltd. (a)	460,000	16,088
Hung Hing Printing Group, Ltd.	252,000	35,872

Hong Kong—(Continued)
Hutchison Telecommunications Hong Kong Holdings, Ltd.	298,000	$138,014
Hybrid Kinetic Group, Ltd. (a)	2,074,000	32,059
IDT International, Ltd. (a)	406,000	7,269
Imagi International Holdings, Ltd. (a)	3,275,000	42,340
IPE Group, Ltd.	170,000	13,680
IRC, Ltd. (a)	336,000	52,033
IT, Ltd.	298,000	125,416
ITC Properties Group, Ltd. (b)	81,000	27,367
Jinhui Holdings, Ltd. (a)	70,000	13,565
Jiuzhou Development Co., Ltd. (a)	218,000	25,692
JLF Investment Co., Ltd. (a)	360,000	17,722
Johnson Electric Holdings, Ltd.	52,000	34,822
K Wah International Holdings, Ltd.	787,187	384,143
Kam Hing International Holdings, Ltd.	196,000	14,344
Kantone Holdings, Ltd.	930,000	8,707
Keck Seng Investments, Ltd.	94,000	48,484
King Stone Energy Group, Ltd. (a)	566,000	40,063
Kingmaker Footwear Holdings, Ltd.	102,000	14,840
Kingston Financial Group, Ltd. (c)	2,171,000	189,203
Ko Yo Ecological Agrotech Group, Ltd. (a)	2,680,000	40,830
Kowloon Development Co., Ltd.	156,000	187,208
Lai Sun Development Co., Ltd. (a)	6,465,666	252,529
Lai Sun Garment International, Ltd. (a)	430,000	74,207
LAM Soon Hong Kong, Ltd.	15,000	7,596
Lee & Man Holding, Ltd.	190,000	106,841
Lee’s Pharmaceutical Holdings, Ltd.	75,000	50,473
Lerado Group Holdings Co.	202,000	19,025
Lippo China Resources, Ltd.	2,106,000	54,331
Lippo, Ltd.	122,000	57,800
Lisi Group Holdings, Ltd. (a)	400,000	15,482
Liu Chong Hing Investment, Ltd.	80,000	93,512
Luen Thai Holdings, Ltd.	156,000	23,820
Luk Fook Holdings International, Ltd.	32,000	102,691
Luks Group Vietnam Holdings Co., Ltd.	68,000	15,710
Lung Cheong International Holdings, Ltd. (a)	551,254	25,014
Lung Kee Bermuda Holdings, Ltd.	74,000	27,190
Magnificent Estates, Ltd.	1,350,000	74,962
Man Wah Holdings, Ltd. (c)	47,200	40,137
Man Yue International Holdings, Ltd.	88,000	14,968
Matrix Holdings, Ltd.	36,000	8,360
Mei Ah Entertainment Group, Ltd. (a)	800,000	13,150
Melco International Development, Ltd.	458,000	544,885
Midland Holdings, Ltd.	380,000	184,530
Ming Fai International Holdings, Ltd.	145,000	15,748
Ming Fung Jewellery Group, Ltd. (a)	1,440,000	65,041
Miramar Hotel & Investment Co., Ltd.	4,000	5,180
Modern Beauty Salon Holdings, Ltd.	56,000	7,017
Mongolia Energy Corp., Ltd. (a)	1,688,000	82,468
Mongolian Mining Corp. (a) (c)	514,000	254,919
Nan Nan Resources Enterprise, Ltd. (a)	142,000	14,656
National Electronic Holdings	166,000	21,951
Natural Beauty Bio-Technology, Ltd.	240,000	24,934
Neo-Neon Holdings, Ltd.	420,500	111,281
New Century Group Hong Kong, Ltd.	912,000	18,475
New Focus Auto Tech Holdings, Ltd. (a)	12,000	1,514
New Smart Energy Group, Ltd. (a)	1,700,000	19,048

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
New Times Energy Corp., Ltd. (a)	204,200	$23,940
Newocean Energy Holdings, Ltd.	400,000	236,067
Next Media, Ltd. (a)	318,000	57,934
Norstar Founders Group, Ltd. (b)	120,000	0
North Asia Resources Holdings, Ltd. (a)	335,000	12,693
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	555,882	32,529
Oriental Watch Holdings	271,600	95,628
Pacific Andes International Holdings, Ltd.	1,213,323	62,550
Pacific Basin Shipping, Ltd. (c)	918,000	521,756
Pacific Textile Holdings, Ltd.	260,000	235,241
Paliburg Holdings, Ltd.	362,000	130,491
Pan Asia Environmental Protection Group, Ltd. (a)	194,000	12,109
Pearl Oriental Oil, Ltd. (a)	1,170,000	99,190
Pico Far East Holdings, Ltd.	414,000	123,714
Playmates Holdings, Ltd.	36,000	27,615
PME Group, Ltd. (a)	390,000	24,593
PNG Resources Holdings, Ltd. (a)	1,520,000	22,337
Polytec Asset Holdings, Ltd.	870,000	120,195
Public Financial Holdings, Ltd.	166,000	79,084
PYI Corp., Ltd.	1,524,366	33,749
Regal Hotels International Holdings, Ltd.	454,000	210,220
Richfield Group Holdings, Ltd.	944,000	48,085
Rising Development Holdings (a)	272,000	8,071
Rivera Holdings, Ltd.	20,000	702
SA SA International Holdings, Ltd. (c)	386,000	319,275
Sandmartin International Holdings, Ltd.	104,000	9,051
SEA Holdings, Ltd.	94,000	72,835
Shenyin Wanguo HK, Ltd.	155,000	53,671
Shenzhen High-Tech Holdings, Ltd. (a)	120,000	5,961
Shougang Concord Technology Holdings, Ltd. (a)	634,000	39,825
Shun Tak Holdings, Ltd. (c)	877,500	482,353
Sing Tao News Corp., Ltd.	276,000	42,907
Singamas Container Holdings, Ltd.	806,000	196,078
Sino-Tech International Holdings, Ltd. (a) (b)	2,500,000	22,578
Sinocop Resources Holdings, Ltd. (a)	390,000	34,300
Sinopoly Battery, Ltd. (a) (c)	2,360,000	90,720
SIS International Holdings	16,000	6,337
SmarTone Telecommunications Holdings, Ltd.	153,000	280,344
SOCAM Development, Ltd.	167,876	189,838
Solomon Systech International, Ltd. (a)	656,000	15,810
Soundwill Holdings, Ltd.	10,000	20,416
South China China, Ltd. (a)	496,000	45,216
Stella International Holdings, Ltd.	84,500	229,063
Stelux Holdings International, Ltd.	214,500	70,822
Success Universe Group, Ltd. (a)	240,000	6,260
Sun Hing Vision Group Holdings, Ltd.	42,000	13,872
Sun Hung Kai & Co., Ltd.	400,440	260,908
Sun Innovation Holdings, Ltd. (a)	1,470,000	21,779
Superb Summit International Group, Ltd. (a)	2,315,000	74,154
Sustainable Forest Holdings, Ltd. (a)	2,220,000	38,380
Tai Cheung Holdings, Ltd.	250,000	205,599
Talent Property Group, Ltd. (a)	420,000	7,413
Tan Chong International, Ltd.	63,000	19,670
Tao Heung Holdings, Ltd.	73,000	42,211
Taung Gold International, Ltd. (a) (b) (c)	700,000	14,360

Hong Kong—(Continued)
Texwinca Holdings, Ltd.	298,000	$284,614
The United Laboratories International Holdings, Ltd.	281,000	135,174
Theme International Holdings, Ltd. (a)	400,000	18,221
Titan Petrochemicals Group, Ltd. (a)	1,000,000	323
Tom Group, Ltd. (a)	628,000	74,596
Tongda Group Holdings, Ltd.	1,350,000	68,317
Town Health International Investments, Ltd. (a)	176,000	11,257
Tradelink Electronic Commerce, Ltd.	356,000	61,372
Transport International Holdings, Ltd.	109,600	229,253
Trinity, Ltd. (c)	412,000	271,630
TSC Offshore Group, Ltd. (a)	156,000	42,680
Tse Sui Luen Jewellery International, Ltd.	40,000	20,213
Tysan Holdings, Ltd.	104,000	19,377
Universal Technologies Holdings, Ltd.	410,000	26,484
Up Energy Development Group, Ltd. (a)	92,000	13,057
Upbest Group, Ltd.	8,000	1,011
Value Convergence Holdings, Ltd. (a)	104,000	15,628
Value Partners Group, Ltd. (c)	334,000	224,211
Varitronix International, Ltd.	164,000	65,846
Vedan International Holdings, Ltd.	296,000	19,380
Veeko International Holdings, Ltd.	460,000	11,798
Victory City International Holdings	425,153	42,643
Vision Values Holdings, Ltd. (a)	80,000	1,940
Vitasoy International Holdings, Ltd. (c)	380,000	390,453
VST Holdings, Ltd.	364,000	79,328
Wai Kee Holdings, Ltd.	54,000	11,182
Wang On Group, Ltd.	2,580,000	29,836
Water Oasis Group, Ltd.	52,000	7,329
Win Hanverky Holdings, Ltd.	194,000	20,134
Wing On Co. International, Ltd.	46,000	126,364
Wing Tai Properties, Ltd.	280,000	183,752
Xinyi Glass Holdings, Ltd. (c)	686,000	431,850
Yeebo International Holdings	158,000	22,831
YGM Trading, Ltd.	48,000	113,181
Yugang International, Ltd. (a)	1,466,000	11,848

		21,788,709

Ireland—1.1%
Aer Lingus Group plc	42,387	61,955
C&C Group plc	204,054	1,255,221
DCC plc	50,148	1,600,337
FBD Holdings plc	15,309	214,077
Glanbia plc	57,037	637,968
Grafton Group plc	111,227	591,394
IFG Group plc	44,002	78,266
Independent News & Media plc (a)	39,432	1,480
Irish Continental Group plc	1,706	43,055
Kenmare Resources plc (a)	145,693	75,731
Kingspan Group plc	63,709	710,782
Paddy Power plc	27,063	2,230,665
Smurfit Kappa Group plc	81,172	984,342

		8,485,273

Israel—1.0%
Africa Israel Investments, Ltd. (a)	41,750	84,570
Africa Israel Properties, Ltd. (a)	5,780	53,679

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Israel—(Continued)
Africa Israel Residences, Ltd.	880	$10,013
Airport City, Ltd. (a)	16,455	78,315
AL-ROV Israel, Ltd. (a)	2,219	54,963
Allot Communications, Ltd. (a)	6,459	114,477
Alon Holdings Blue Square, Ltd.	5,473	12,957
Alrov Properties & Lodgings, Ltd. (a)	1,583	30,080
Alvarion, Ltd. (a)	27,218	9,735
Amot Investments, Ltd.	26,459	67,365
AudioCodes, Ltd. (a)	17,523	54,081
Avgol Industries 1953, Ltd.	45,163	42,264
Azorim-Investment Development & Construction Co., Ltd.	4,438	4,150
Babylon, Ltd.	13,198	76,519
Bayside Land Corp.	326	66,370
Big Shopping Centers 2004, Ltd.	716	18,402
Biocell, Ltd. (a)	2,190	14,098
BioLine RX, Ltd. (a)	25,645	6,491
Blue Square Real Estate, Ltd.	374	8,126
Cellcom Israel, Ltd.	7,895	65,357
Ceragon Networks, Ltd. (a)	14,799	65,268
Clal Biotechnology Industries, Ltd. (a)	14,804	36,303
Clal Industries and Investments, Ltd.	29,341	95,412
Clal Insurance Enterprise Holdings, Ltd.	9,499	142,220
Compugen, Ltd. (USD) (a)	9,735	47,896
Delek Automotive Systems, Ltd.	13,171	102,737
Delek Group, Ltd.	7	1,649
Delta-Galil Industries, Ltd.	4,939	59,252
Direct Insurance Financial Investments, Ltd.	5,783	15,853
DS Apex Holdings, Ltd.	5,193	24,999
Elbit Imaging, Ltd.	4,496	7,912
Elbit Systems, Ltd.	8,095	325,343
Electra, Ltd.	834	81,505
Elron Electronic Industries	7,585	35,104
Equital, Ltd. (a)	550	5,096
Evogene, Ltd. (a)	14,363	71,599
EZchip Semiconductor, Ltd. (a)	9,853	325,558
First International Bank of Israel, Ltd.	9,642	141,987
FMS Enterprises Migun, Ltd.	910	10,537
Formula Systems 1985, Ltd.	4,463	69,211
Frutarom Industries, Ltd.	18,076	226,390
Gilat Satellite Networks, Ltd. (a)	12,836	68,171
Given Imaging, Ltd. (a)	7,424	131,031
Golf & Co., Ltd.	6,101	15,554
Hadera Paper, Ltd. (a)	1,046	51,399
Harel Insurance Investments & Financial Services, Ltd.	4,930	222,863
Industrial Buildings Corp.	43,794	52,429
Israel Discount Bank, Ltd. (a)	234,488	390,315
Ituran Location & Control, Ltd.	7,870	105,673
Jerusalem Oil Exploration (a)	5,621	113,126
Kamada, Ltd. (a)	8,778	79,101
Kardan Yazamut (a)	51	4
Kerur Holdings, Ltd. (a)	931	12,083
Maabarot Products, Ltd.	4,183	39,465
Magic Software Enterprises, Ltd.	8,833	40,997
Matrix IT, Ltd.	17,381	75,595
Melisron, Ltd.	5,041	90,924

Israel—(Continued)
Mellanox Technologies, Ltd. (a)	4,452	$267,988
Menorah Mivtachim Holdings, Ltd. (a)	12,198	115,505
Migdal Insurance & Financial Holding, Ltd.	111,865	174,585
Mizrahi Tefahot Bank, Ltd. (a)	41,443	428,160
Naphtha Israel Petroleum Corp., Ltd. (a)	16,060	69,832
Neto ME Holdings, Ltd.	1,150	40,674
Nitsba Holdings 1995, Ltd.	16,809	144,376
Nova Measuring Instruments, Ltd. (a)	10,093	80,859
Oil Refineries, Ltd. (a)	391,005	211,270
Ormat Industries, Ltd.	29,986	180,187
Osem Investments, Ltd.	13,851	238,493
Paz Oil Co., Ltd.	2,031	305,385
Plasson	1,729	49,833
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	2,320	79,404
Retalix, Ltd.	8,987	267,889
Scailex Corp., Ltd. (a)	2,628	3,572
Shikun & Binui, Ltd.	79,288	148,243
Shufersal, Ltd.	34,594	97,597
Space Communication, Ltd. (a)	2,951	42,458
Strauss Group, Ltd.	14,320	188,559
The Israel Land Development Co., Ltd.	3,950	14,680
The Phoenix Holdings, Ltd.	26,343	73,954
Tower Semiconductor, Ltd. (a)	9,658	77,991
Union Bank of Israel, Ltd. (a)	11,952	39,793

		7,593,860

Italy—3.0%
A2A S.p.A. (c)	51,432	29,835
ACEA S.p.A.	33,065	199,790
AcegasAps S.p.A.	8,490	59,220
Acotel Group S.p.A.	81	2,486
Aedes S.p.A. (a)	164,113	12,737
Alerion Cleanpower S.p.A.	10,865	52,102
Amplifon S.p.A.	48,850	242,682
Ansaldo STS S.p.A.	42,193	395,000
Arnoldo Mondadori Editore S.p.A. (a)	53,898	80,250
Ascopiave S.p.A. (a)	22,740	38,202
Astaldi S.p.A.	32,469	218,360
Autogrill S.p.A.	54,430	635,942
Azimut Holding S.p.A.	49,548	714,923
Banca Carige S.p.A. (c)	414,328	423,128
Banca Finnat Euramerica S.p.A.	50,851	18,083
Banca Generali S.p.A. (c)	20,603	351,732
Banca IFIS S.p.A.	6,177	45,165
Banca Popolare dell’Emilia Romagna Scrl	171,912	1,196,231
Banca Popolare dell’Etruria e del Lazio (c)	38,775	28,310
Banca Popolare di Milano Scarl	1,773,934	1,067,324
Banca Popolare di Sondrio	154,558	903,264
Banca Profilo S.p.A.	103,313	33,595
Banco di Desio e della Brianza S.p.A.	20,306	52,843
Banco Popolare S.C. (a)	839,831	1,405,748
BasicNet S.p.A.	9,826	17,730
Biesse S.p.A.	6,021	19,776
Bonifica Ferraresi e Imprese Agricole S.p.A.	1,095	52,352
Brembo S.p.A.	17,718	228,742

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Brioschi Sviluppo Immobiliare S.p.A. (a)	34,077	$3,830
Buzzi Unicem S.p.A. (c)	39,838	560,806
Cairo Communication S.p.A.	11,446	37,466
Caltagirone Editore S.p.A.	6,273	7,221
Carraro S.p.A. (a)	5,504	15,872
Cementir Holding S.p.A.	31,117	67,431
CIR-Compagnie Industriali Riunite S.p.A. (c)	236,036	248,980
Credito Bergamasco S.p.A.	1,543	28,841
Credito Emiliano S.p.A.	44,882	246,317
Danieli & C Officine Meccaniche S.p.A. (c)	7,018	201,919
Datalogic S.p.A.	8,267	72,195
De’Longhi S.p.A.	17,527	252,029
DeA Capital S.p.A. (a)	18,071	32,037
DiaSorin S.p.A. (c)	10,148	407,054
Ei Towers (a)	3,833	105,072
Engineering Ingegneria Informatica S.p.A.	2,555	85,282
ERG S.p.A. (c)	32,977	335,027
Esprinet S.p.A.	18,719	84,109
Eurotech S.p.A. (a)	13,076	19,004
Falck Renewables S.p.A.	64,793	83,303
Fiera Milano S.p.A.	6,655	34,650
Finmeccanica S.p.A. (a) (c)	224,698	1,302,230
Fondiaria-Sai S.p.A. (a)	37,296	47,421
Gas Plus (a)	3,786	24,730
Gemina S.p.A.	405,139	581,612
Geox S.p.A. (c)	52,589	152,065
Gruppo Editoriale L’Espresso S.p.A.	67,388	78,697
Gruppo MutuiOnline S.p.A.	5,404	23,864
Hera S.p.A. (c)	310,168	502,503
IMMSI S.p.A.	100,436	59,517
Impregilo S.p.A.	130,654	612,913
Indesit Co. S.p.A.	25,444	196,021
Industria Macchine Automatiche S.p.A.	3,503	66,570
Intek S.p.A.	80,757	35,491
Interpump Group S.p.A.	35,866	278,689
Iren S.p.A.	208,207	126,726
Italcementi S.p.A.	42,131	237,211
Italmobiliare S.p.A. (a)	4,014	68,883
Juventus Football Club S.p.A. (a)	147,435	41,817
Landi Renzo S.p.A.	31,132	60,868
Lottomatica S.p.A.	23,515	535,125
Maire Tecnimont S.p.A. (a)	113,093	60,844
Marcolin S.p.A.	7,437	41,550
Mariella Burani S.p.A. (a) (b)	6,116	0
MARR S.p.A.	16,293	170,078
Mediaset S.p.A. (c)	258,957	539,132
Mediolanum S.p.A.	97,677	497,269
Milano Assicurazioni S.p.A. (a)	484,485	203,725
Molecular Medicine S.p.A. (a)	23,357	13,237
Nice S.p.A.	9,890	34,292
Piaggio & C S.p.A.	85,698	231,073
Piccolo Credito Valtellinese Scarl	112,363	173,383
Poltrona Frau S.p.A.	22,268	28,530
Prelios S.p.A. (a) (c)	380,157	39,513
Premafin Finanziaria S.p.A. (a)	43,094	7,241
Prima Industrie S.p.A.	243	2,964
Prysmian S.p.A.	29,621	599,295

Italy—(Continued)
RCS MediaGroup S.p.A. (a) (c)	83,637	$139,179
Recordati S.p.A.	44,330	406,153
Reno de Medici S.p.A. (a)	38,858	7,941
Reply S.p.A.	1,905	52,846
Retelit S.p.A. (a)	19,629	12,597
Risanamento S.p.A. (a)	12,608	2,832
Sabaf S.p.A.	1,021	11,948
SAES Getters S.p.A.	1,416	12,990
Safilo Group S.p.A. (a)	20,664	182,305
Saras S.p.A. (a)	199,059	260,719
SAVE S.p.A.	4,789	50,965
Seat Pagine Gialle S.p.A. (a)	402,113	2,459
Snai S.p.A. (a)	21,135	14,989
Societa Cattolica di Assicurazioni Scrl	24,280	375,151
Societa Iniziative Autostradali e Servizi S.p.A.	30,419	284,379
Sogefi S.p.A.	25,543	65,622
SOL S.p.A.	13,975	73,667
Sorin S.p.A. (a)	157,025	349,662
Telecom Italia Media S.p.A. (a)	227,575	45,997
Tiscali S.p.A. (a) (c)	802,477	41,246
Tod’s S.p.A. (c)	4,903	625,128
Trevi Finanziaria S.p.A. (c)	20,868	112,639
Uni Land S.p.A. (b)	4,937	0
Unione di Banche Italiane SCPA	1,037	4,837
Unipol Gruppo Finanziario S.p.A. (a)	133,203	268,608
Vianini Lavori S.p.A.	2,113	8,471
Vittoria Assicurazioni S.p.A.	16,042	103,395
Yoox S.p.A. (a) (c)	22,641	359,563
Zignago Vetro S.p.A.	14,414	86,179

		23,091,543

Japan—22.4%
1st Holdings, Inc.	4,100	27,822
A&A Material Corp. (a)	23,000	24,122
A&D Co., Ltd.	9,200	35,027
Accordia Golf Co., Ltd. (c)	483	449,025
Achilles Corp.	94,000	125,503
ADEKA Corp.	44,000	379,555
Aderans Co., Ltd. (a)	10,600	140,052
Advan Co., Ltd.	6,500	67,697
Aeon Delight Co., Ltd.	9,600	187,698
Aeon Fantasy Co., Ltd.	3,100	41,427
Aeon Hokkaido Corp.	6,300	29,613
Agrex, Inc.	900	8,106
Ahresty Corp.	10,300	57,138
Ai Holdings Corp. (c)	24,600	174,492
Aica Kogyo Co., Ltd.	23,600	381,076
Aichi Corp.	16,800	86,024
Aichi Steel Corp. (c)	53,000	247,524
Aichi Tokei Denki Co., Ltd.	14,000	46,815
Aida Engineering, Ltd.	30,600	242,412
Aigan Co., Ltd.	8,200	29,425
Ain Pharmaciez, Inc. (c)	4,200	228,581
Aiphone Co., Ltd.	7,600	126,909
Airport Facilities Co., Ltd.	13,100	61,006
Aisan Industry Co., Ltd.	15,300	127,435

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Akebono Brake Industry Co., Ltd. (c)	22,400	$105,024
Alconix Corp.	2,400	39,090
Alinco, Inc.	1,700	14,871
Allied Telesis Holdings KK	44,500	37,952
Alpen Co., Ltd. (c)	7,200	126,097
Alpha Corp.	2,200	24,400
Alpha Systems, Inc.	2,640	33,307
Alpine Electronics, Inc.	22,600	208,677
Alps Electric Co., Ltd.	80,300	485,365
Alps Logistics Co., Ltd.	4,100	39,477
Altech Corp.	3,300	24,136
Amano Corp.	27,000	234,035
Amiyaki Tei Co., Ltd.	17	41,453
Amuse, Inc.	2,600	50,171
Ando Corp.	43,000	68,585
Anest Iwata Corp.	14,000	57,353
Anrakutei Co., Ltd. (a)	3,000	13,126
AOC Holdings, Inc.	23,100	105,938
Aohata Corp.	100	1,572
AOI Electronic Co., Ltd.	1,800	28,139
AOKI Holdings, Inc. (c)	11,200	255,472
Aoyama Trading Co., Ltd.	29,900	574,435
Arakawa Chemical Industries, Ltd.	7,900	60,071
Arata Corp. (c)	23,000	96,635
Araya Industrial Co., Ltd.	26,000	36,376
Arc Land Sakamoto Co., Ltd.	7,700	119,201
Arcs Co., Ltd.	12,264	251,191
Argo Graphics, Inc.	2,500	32,243
Ariake Japan Co., Ltd. (c)	5,600	102,398
Arisawa Manufacturing Co., Ltd.	20,700	75,091
Arnest One Corp.	19,600	320,994
Arrk Corp. (a)	34,500	64,616
Artnature, Inc.	700	10,514
As One Corp.	6,200	128,895
Asahi Co., Ltd. (c)	7,600	108,786
Asahi Diamond Industrial Co., Ltd.	23,000	225,863
Asahi Holdings, Inc. (c)	9,600	162,414
Asahi Kogyosha Co., Ltd.	10,000	33,801
Asahi Net, Inc.	5,000	24,176
Asahi Organic Chemicals Industry Co., Ltd. (c)	38,000	89,998
Asahi Printing Co., Ltd.	200	4,888
Asanuma Corp. (a)	29,000	26,150
Asatsu-DK, Inc. (c)	14,400	343,560
Asax Co., Ltd.	18	18,907
Ashimori Industry Co., Ltd.	24,000	34,545
ASICS Trading Co., Ltd.	800	14,039
ASKA Pharmaceutical Co., Ltd.	12,000	65,190
ASKUL Corp. (c)	11,100	147,751
Asunaro Aoki Construction Co., Ltd.	8,000	50,913
Atom Corp. (c)	31,000	162,992
Atsugi Co., Ltd. (c)	104,000	125,739
Autobacs Seven Co., Ltd.	12,900	541,215
Avex Group Holdings, Inc.	13,300	267,175
Axell Corp.	3,800	83,681
Azbil Corp.	3,600	72,575
Bando Chemical Industries, Ltd.	45,000	151,246
Bank of the Ryukyus, Ltd. (c)	22,600	261,008

Japan—(Continued)
Belc Co., Ltd.	5,400	$76,963
Belluna Co., Ltd.	13,550	95,303
Benefit One, Inc.	42	47,066
Best Bridal, Inc.	2	1,822
Best Denki Co., Ltd. (a)	24,000	40,003
BIC Camera, Inc. (c)	227	112,471
Bit-isle, Inc.	6,600	66,650
BML, Inc.	4,900	119,599
Bookoff Corp.	3,900	30,556
Bunka Shutter Co., Ltd.	29,000	134,546
C Uyemura & Co., Ltd.	2,400	75,949
CAC Corp.	7,300	57,412
Calsonic Kansei Corp.	75,000	309,569
Can Do Co., Ltd.	92	109,954
Canon Electronics, Inc.	8,700	189,817
Carchs Holdings Co., Ltd. (a)	46,500	18,259
Cawachi, Ltd.	9,000	177,696
Central Glass Co., Ltd.	99,000	332,266
Central Security Patrols Co., Ltd.	3,300	30,960
Central Sports Co., Ltd.	2,400	35,131
CFS Corp.	4,400	19,572
Chino Corp.	14,000	32,878
Chiyoda Co., Ltd.	10,200	255,171
Chiyoda Integre Co., Ltd.	7,000	70,062
Chofu Seisakusho Co., Ltd. (c)	8,200	181,564
Chori Co., Ltd.	6,000	64,565
Chubu Shiryo Co., Ltd.	12,200	73,843
Chudenko Corp.	12,400	115,664
Chuetsu Pulp & Paper Co., Ltd.	55,000	94,429
Chugai Mining Co., Ltd. (a)	67,700	14,871
Chugai Ro Co., Ltd. (c)	35,000	90,502
Chugoku Marine Paints, Ltd.	37,000	220,950
Chuo Denki Kogyo Co., Ltd.	11,100	40,672
Chuo Spring Co., Ltd.	16,000	54,981
CKD Corp. (c)	32,300	203,820
Clarion Co., Ltd. (a) (c)	57,000	99,189
Cleanup Corp.	11,500	81,861
CMIC Co., Ltd.	4,900	68,965
CMK Corp.	26,400	102,769
Coca-Cola Central Japan Co., Ltd.	12,900	159,068
cocokara fine, Inc.	5,900	184,111
Colowide Co., Ltd. (c)	22,500	203,032
Computer Engineering & Consulting, Ltd.	6,100	37,903
Computer Institute of Japan, Ltd.	2,000	7,519
Core Corp.	3,000	25,519
Corona Corp.	7,300	90,290
Cosel Co., Ltd. (c)	10,600	130,102
Cosmos Initia Co., Ltd. (a)	5,700	29,717
Cosmos Pharmaceutical Corp. (c)	2,100	208,117
Create Medic Co., Ltd.	1,800	16,375
Create SD Holdings Co., Ltd.	2,000	56,515
Cross Plus, Inc.	1,100	11,022
CTI Engineering Co., Ltd.	6,100	42,491
Cybernet Systems Co., Ltd.	39	10,089
Cybozu, Inc.	119	33,950
DA Consortium, Inc.	38	9,451
Dai Nippon Toryo Co., Ltd. (c)	70,000	104,447

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Dai-Dan Co., Ltd. (c)	17,000	$107,736
Dai-Ichi Kogyo Seiyaku Co., Ltd.	19,000	49,065
Dai-ichi Seiko Co., Ltd.	5,400	86,245
Daibiru Corp.	24,500	227,036
Daido Kogyo Co., Ltd.	15,000	24,454
Daido Metal Co., Ltd. (c)	16,000	139,683
Daidoh, Ltd. (c)	11,200	75,185
Daifuku Co., Ltd.	45,500	293,008
Daihatsu Diesel Manufacturing Co., Ltd.	7,000	20,640
Daihen Corp. (c)	59,000	173,028
Daiho Corp.	31,000	46,282
Daiichi Chuo Kisen Kaisha (a) (c)	74,000	69,188
Daiichi Jitsugyo Co., Ltd.	23,000	106,029
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,600	21,524
Daiichikosho Co., Ltd.	3,400	78,434
Daiken Corp.	35,000	94,970
Daiki Aluminium Industry Co., Ltd.	16,000	40,516
Daiki Ataka Engineering Co., Ltd.	6,000	23,572
Daikoku Denki Co., Ltd.	3,700	77,494
Daikokutenbussan Co., Ltd.	2,900	87,511
Daikyo, Inc.	135,000	368,242
Dainichi Co., Ltd.	4,100	46,053
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	38,000	158,943
Daio Paper Corp.	40,000	294,434
Daiseki Co., Ltd.	15,900	219,658
Daiseki Eco. Solution Co., Ltd.	10	16,093
Daishinku Corp. (c)	17,000	57,136
Daiso Co., Ltd.	39,000	105,433
Daisyo Corp. (c)	4,200	51,699
Daito Electron Co., Ltd.	800	3,209
Daito Pharmaceutical Co., Ltd.	3,400	52,848
Daiwa Industries, Ltd.	15,000	83,925
Daiwabo Holdings Co., Ltd.	106,000	217,212
DC Co., Ltd.	11,500	43,029
DCM Japan Holdings Co., Ltd.	43,600	286,137
Denki Kogyo Co., Ltd.	36,000	146,213
Denyo Co., Ltd.	9,800	119,651
Descente, Ltd.	24,000	147,282
Digital Garage, Inc. (c)	84	162,428
DMW Corp.	700	12,334
Doshisha Co., Ltd. (c)	6,000	157,050
Doutor Nichires Holdings Co., Ltd.	14,700	191,627
Dr. Ci:Labo Co., Ltd. (c)	62	193,467
Dream Incubator, Inc. (a)	9	9,897
DTS Corp.	12,000	146,406
Dunlop Sports Co., Ltd.	7,100	83,230
Duskin Co., Ltd.	25,700	464,022
Dydo Drinco, Inc.	4,300	174,360
Dynic Corp.	16,000	30,065
eAccess, Ltd. (c)	978	712,123
Eagle Industry Co., Ltd.	14,000	115,715
Earth Chemical Co., Ltd. (c)	4,500	150,527
Ebara Jitsugyo Co., Ltd.	1,300	18,272
EDION Corp. (c)	49,900	220,901
Eidai Co., Ltd.	9,000	37,019
Eiken Chemical Co., Ltd.	7,000	89,646

Japan—(Continued)
Eizo Nanao Corp.	11,100	$176,935
Elecom Co., Ltd.	1,800	30,524
Elematec Corp.	3,000	39,870
EM Systems Co., Ltd. (c)	1,900	38,519
Emori & Co., Ltd.	1,100	11,386
en-japan, Inc.	35	30,982
Enplas Corp.	900	40,240
Ensuiko Sugar Refining Co., Ltd. (c)	8,000	20,108
EPS Co., Ltd. (c)	70	179,352
ESPEC Corp. (c)	11,700	89,166
Excel Co., Ltd.	4,000	34,148
Exedy Corp.	14,800	326,358
Ezaki Glico Co., Ltd.	15,000	154,724
F&A Aqua Holdings, Inc.	10,000	102,300
F-Tech, Inc.	2,900	39,373
F@ N Communications, Inc.	1,400	29,180
Faith, Inc.	372	38,630
Falco Biosystems, Ltd.	4,300	48,738
Fancl Corp. (c)	16,000	166,865
FCC Co., Ltd. (c)	14,900	309,615
FDK Corp. (a) (c)	53,000	43,979
Ferrotec Corp. (c)	14,800	54,021
FIDEA Holdings Co., Ltd.	79,710	176,613
First Juken Co., Ltd.	4,900	53,868
Foster Electric Co., Ltd. (c)	11,000	175,946
FP Corp. (c)	5,500	365,339
France Bed Holdings Co., Ltd.	60,000	116,245
Fuji Co., Ltd./Ehime (c)	7,500	157,643
Fuji Corp., Ltd.	10,900	60,394
Fuji Electronics Co., Ltd.	5,600	77,059
Fuji Kiko Co., Ltd. (a)	13,000	39,865
Fuji Kosan Co., Ltd. (a)	4,600	24,617
Fuji Kyuko Co., Ltd.	16,000	93,009
Fuji Oil Co., Ltd.	29,100	420,752
Fuji Seal International, Inc.	9,800	196,673
Fuji Soft, Inc.	10,400	196,528
Fujibo Holdings, Inc. (c)	45,000	159,791
Fujico Co., Ltd.	11,000	130,427
Fujikura Kasei Co., Ltd.	14,000	58,963
Fujikura, Ltd. (c)	175,000	542,156
Fujimi, Inc.	2,900	51,480
Fujimori Kogyo Co., Ltd.	5,200	139,587
Fujita Kanko, Inc. (c)	27,000	91,822
Fujitec Co., Ltd.	33,000	238,958
Fujitsu Frontech, Ltd.	10,500	55,657
Fujitsu General, Ltd.	23,000	217,444
Fujiya Co., Ltd. (c)	57,000	127,830
FuKoKu Co., Ltd.	4,600	39,616
Fukuda Corp.	14,000	66,552
Fukushima Industries Corp.	2,700	56,051
Fukuyama Transporting Co., Ltd. (c)	74,000	375,932
Fumakilla, Ltd.	8,000	26,273
Funai Consulting Co., Ltd.	9,300	57,544
Funai Electric Co., Ltd.	7,900	102,990
Furukawa Battery Co., Ltd. (c)	10,000	61,841
Furukawa Co., Ltd. (a)	166,000	167,146
Furukawa-Sky Aluminum Corp. (c)	50,000	142,766

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Furuno Electric Co., Ltd.	7,600	$35,102
Furusato Industries, Ltd.	3,600	31,186
Furuya Metal Co., Ltd.	600	15,869
Fuso Pharmaceutical Industries, Ltd. (c)	34,000	123,028
Futaba Corp.	15,900	179,685
Futaba Industrial Co., Ltd. (c)	29,200	126,371
Future Architect, Inc.	90	35,836
Fuyo General Lease Co., Ltd.	8,000	258,897
G-Tekt Corp.	4,700	100,037
Gakken Co., Ltd.	23,000	58,971
Gecoss Corp.	7,700	51,351
Genki Sushi Co., Ltd.	2,200	26,893
Geo Corp. (c)	147	153,421
GLOBERIDE, Inc.	45,000	52,019
Glory, Ltd.	23,600	546,676
GMO internet, Inc.	30,400	197,012
GMO Payment Gateway, Inc. (c)	3,500	53,002
Godo Steel, Ltd.	81,000	161,976
Goldcrest Co., Ltd. (c)	8,830	148,891
Goldwin, Inc. (c)	18,000	106,262
Gourmet Kineya Co., Ltd.	5,000	31,409
GSI Creos Corp.	28,000	37,023
Gulliver International Co., Ltd. (c)	3,360	119,730
Gun-Ei Chemical Industry Co., Ltd.	27,000	62,514
Gunze, Ltd.	111,000	290,095
Gurunavi, Inc.	5,800	59,331
H-One Co., Ltd.	6,500	63,013
HABA Laboratories, Inc.	200	6,412
Hagihara Industries, Inc.	1,800	27,175
Hajime Construction Co., Ltd.	1,000	37,054
Hakudo Co., Ltd.	500	4,608
Hakuto Co., Ltd.	8,500	78,045
Hakuyosha Co., Ltd.	2,000	4,826
Hamakyorex Co., Ltd.	3,300	106,098
Hanwa Co., Ltd.	96,000	375,958
Happinet Corp.	6,300	50,995
Harashin Narus Holdings Co., Ltd.	6,000	105,423
Hard Off Corp. Co., Ltd.	3,800	25,809
Harima Chemicals, Inc.	7,100	35,915
Harmonic Drive Systems, Inc.	600	11,982
Haruyama Trading Co., Ltd.	2,300	13,322
Haseko Corp. (a) (c)	605,500	477,134
Hayashikane Sangyo Co., Ltd. (a)	26,000	22,337
Hazama Corp.	42,000	131,095
Heiwa Real Estate Co., Ltd.	22,200	302,646
Heiwado Co., Ltd.	15,200	211,002
HI-LEX Corp.	4,500	74,788
Hibiya Engineering, Ltd.	12,600	143,251
Hiday Hidaka Corp.	4,560	85,513
Higashi Nihon House Co., Ltd.	15,000	63,171
Himaraya Co., Ltd.	800	6,176
Hioki EE Corp.	3,700	58,682
Hiramatsu, Inc.	43	48,696
Hirano Tecseed Co., Ltd.	500	4,624
HIS Co., Ltd.	9,900	335,665
Hisaka Works, Ltd.	12,000	99,151
Hitachi Cable, Ltd. (c)	104,000	169,392

Japan—(Continued)
Hitachi Koki Co., Ltd. (c)	23,900	$195,657
Hitachi Kokusai Electric, Inc. (c)	24,000	175,759
Hitachi Medical Corp.	9,000	129,108
Hitachi Metals Techno, Ltd.	2,000	12,940
Hitachi Zosen Corp.	323,500	452,486
Hochiki Corp.	4,000	20,139
Hodogaya Chemical Co., Ltd.	24,000	46,949
Hogy Medical Co., Ltd.	6,000	285,764
Hohsui Corp.	31,000	39,688
Hokkaido Gas Co., Ltd.	24,000	65,134
Hokkan Holdings, Ltd.	26,000	73,644
Hokko Chemical Industry Co., Ltd.	8,000	21,534
Hokuetsu Industries Co., Ltd.	4,000	10,007
Hokuetsu Paper Mills, Ltd. (c)	57,000	330,764
Hokuriku Electric Industry Co., Ltd.	37,000	45,297
Hokuriku Electrical Construction Co., Ltd.	1,000	2,952
Hokuriku Gas Co., Ltd.	5,000	12,393
Hokuto Corp. (c)	9,900	194,181
Honeys Co., Ltd. (c)	9,040	119,162
Honshu Chemical Industry Co., Ltd.	2,000	10,158
Hoosiers Corp.	135	104,278
Horiba, Ltd.	14,600	423,799
Hosiden Corp.	34,700	213,533
Hosokawa Micron Corp.	16,000	99,998
Howa Machinery, Ltd.	56,000	58,674
Hulic Co., Ltd.	18,200	123,588
Hurxley Corp.	800	6,033
I-Net Corp.	3,200	23,820
IBJ Leasing Co., Ltd. (c)	7,200	201,900
Ichibanya Co., Ltd.	3,500	108,897
Ichikoh Industries, Ltd. (a)	26,000	41,201
Ichinen Holdings Co., Ltd.	8,600	50,693
Ichiyoshi Securities Co., Ltd.	19,100	133,785
Icom, Inc.	4,400	98,099
IDEC Corp.	13,600	126,571
Ihara Chemical Industry Co., Ltd.	19,000	103,509
Iida Home Max (c)	11,100	131,179
Iino Kaiun Kaisha, Ltd. (c)	45,000	165,230
Ikyu Corp.	50	35,618
Imasen Electric Industrial	8,300	97,739
Imperial Hotel, Ltd.	650	17,300
Inaba Denki Sangyo Co., Ltd.	7,800	224,251
Inaba Seisakusho Co., Ltd.	6,900	85,846
Inabata & Co., Ltd.	26,900	181,131
Inageya Co., Ltd.	11,000	125,803
INES Corp.	18,100	112,655
Infocom Corp.	26	30,616
Information Services International-Dentsu, Ltd.	7,300	70,993
Innotech Corp.	7,800	38,196
Intage, Inc.	3,500	75,105
Internet Initiative Japan, Inc. (c)	10,800	247,742
Inui Steamship Co., Ltd. (a)	13,300	41,964
Iriso Electronics Co., Ltd.	3,700	58,150
Ise Chemical Corp. (c)	4,000	23,428
Iseki & Co., Ltd. (c)	105,000	272,812
Ishihara Sangyo Kaisha, Ltd. (a)	179,000	140,743
Ishii Iron Works Co., Ltd.	11,000	20,711

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Ishizuka Glass Co., Ltd.	5,000	$8,114
IT Holdings Corp.	41,900	506,115
ITC Networks Corp.	8,300	63,830
ITFOR, Inc.	10,300	39,023
Ito En, Ltd. (c)	8,200	150,577
Itochu Enex Co., Ltd.	24,900	128,432
Itochu-Shokuhin Co., Ltd.	2,600	87,852
Itoham Foods, Inc. (c)	62,000	270,718
Itoki Corp.	22,700	111,947
Iwai Securities Co., Ltd.	8,600	46,383
Iwaki & Co., Ltd.	14,000	29,366
Iwasaki Electric Co., Ltd. (a)	38,000	81,372
IWATANI Corp.	80,000	295,838
Iwatsu Electric Co., Ltd.	43,000	36,125
Izumiya Co., Ltd.	38,000	193,402
Izutsuya Co., Ltd. (a)	46,000	31,473
J-Oil Mills, Inc.	56,000	155,836
Jalux, Inc.	2,100	20,656
Janome Sewing Machine Co., Ltd. (a)	96,000	104,395
Japan Airport Terminal Co., Ltd.	18,100	186,596
Japan Asia Investment Co., Ltd. (a) (c)	55,000	46,454
Japan Aviation Electronics Industry, Ltd.	23,000	170,426
Japan Carlit Co., Ltd.	7,300	37,341
Japan Cash Machine Co., Ltd.	7,500	62,055
Japan Communications, Inc. (a)	184	11,346
Japan Digital Laboratory Co., Ltd.	11,600	130,340
Japan Drilling Co., Ltd. (c)	2,500	74,339
Japan Exchange Group, Inc. (c)	1,700	84,865
Japan Foundation Engineering Co., Ltd.	14,100	53,946
Japan Medical Dynamic Marketing, Inc.	3,000	8,615
Japan Oil Transportation Co., Ltd.	1,000	2,275
Japan Pulp & Paper Co., Ltd.	41,000	134,295
Japan Pure Chemical Co., Ltd.	21	47,328
Japan Radio Co., Ltd.	25,000	68,715
Japan Transcity Corp.	21,000	76,780
Japan Vilene Co., Ltd.	13,000	54,253
Jastec Co., Ltd.	5,100	30,270
JBCC Holdings, Inc.	7,500	54,536
JCU Corp.	800	30,812
Jeol, Ltd.	22,000	58,767
Jidosha Buhin Kogyo Co., Ltd.	5,000	18,745
Jimoto Holdings, Inc. (a) (c)	49,500	141,076
JK Holdings Co., Ltd.	2,900	15,010
JMS Co., Ltd.	13,000	46,429
Joban Kosan Co., Ltd. (a) (c)	23,000	35,737
Joshin Denki Co., Ltd.	19,000	186,027
JP-Holdings, Inc. (c)	4,800	52,305
JSP Corp.	10,700	147,839
Justsystems Corp. (a)	13,800	81,217
JVC KENWOOD Holdings, Inc. (c)	81,800	303,572
kabu.com Securities Co., Ltd.	23,600	108,435
Kadokawa Group Holdings, Inc. (c)	7,800	207,575
Kaga Electronics Co., Ltd. (c)	11,800	104,768
Kaken Pharmaceutical Co., Ltd.	39,000	573,234
Kameda Seika Co., Ltd.	6,500	146,606
Kamei Corp.	15,000	135,071
Kanaden Corp.	11,000	65,416

Japan—(Continued)
Kanagawa Chuo Kotsu Co., Ltd.	15,000	$81,362
Kanamoto Co., Ltd.	15,000	230,162
Kandenko Co., Ltd.	48,000	214,989
Kanematsu Corp. (a)	218,000	299,131
Kanematsu Electronics, Ltd.	7,500	86,454
Kanematsu-NNK Corp. (a) (c)	18,000	29,571
Kansai Urban Banking Corp.	29,000	39,203
Kanto Denka Kogyo Co., Ltd. (c)	23,000	49,399
Kanto Natural Gas Development, Ltd.	16,000	87,281
Kappa Create Co., Ltd. (c)	6,000	129,124
Kasai Kogyo Co., Ltd.	12,000	56,276
Kasumi Co., Ltd.	22,300	140,926
Katakura Chikkarin Co., Ltd.	8,000	18,851
Katakura Industries Co., Ltd.	12,400	109,589
Kato Sangyo Co., Ltd.	9,500	169,615
Kato Works Co., Ltd.	27,000	84,032
KAWADA TECHNOLOGIES, Inc.	1,400	20,766
Kawai Musical Instruments Manufacturing Co., Ltd.	44,000	81,590
Kawasaki Kinkai Kisen Kaisha	7,000	17,991
Kawasaki Kisen Kaisha, Ltd. (c)	476,000	727,893
Kawasumi Laboratories, Inc.	6,700	39,595
Keihanshin Real Estate Co., Ltd.	9,700	50,077
Keihin Corp. (c)	19,400	277,467
Keiyo Co., Ltd. (c)	16,200	89,400
Kenedix, Inc. (a) (c)	1,358	324,600
Kenko Mayonnaise Co., Ltd.	200	1,750
Kentucky Fried Chicken Japan, Ltd.	4,000	94,340
KEY Coffee, Inc.	8,400	150,518
KI Holdings Co., Ltd. (a)	7,000	9,908
Kimoto Co., Ltd. (c)	8,900	72,720
Kimura Chemical Plants Co., Ltd.	7,500	30,551
King Jim Co., Ltd.	5,800	42,517
Kinki Sharyo Co., Ltd.	21,000	70,297
Kintetsu World Express, Inc. (c)	6,500	216,982
Kinugawa Rubber Industrial Co., Ltd. (c)	21,000	132,096
Kisoji Co., Ltd. (c)	10,800	210,980
Kissei Pharmaceutical Co., Ltd.	14,600	268,925
Kitagawa Iron Works Co., Ltd.	44,000	74,645
Kitano Construction Corp.	22,000	54,393
Kito Corp.	49	42,147
Kitz Corp.	49,300	231,852
Kiyo Holdings, Inc.	341,000	496,045
KNT-CT Holdings Co., Ltd. (a) (c)	34,000	46,085
KOA Corp. (c)	17,900	143,701
Koatsu Gas Kogyo Co., Ltd.	14,000	74,088
Kohnan Shoji Co., Ltd.	16,800	204,848
Kohsoku Corp.	4,000	34,568
Koike Sanso Kogyo Co., Ltd.	7,000	15,064
Kojima Co., Ltd. (c)	12,000	42,291
Kokusai Co., Ltd.	1,100	7,918
Kokuyo Co., Ltd.	44,600	319,848
KomaiHaltec, Inc.	20,000	59,698
Komatsu Seiren Co., Ltd.	19,000	86,479
Komatsu Wall Industry Co., Ltd.	3,800	50,734
Komeri Co., Ltd. (c)	14,000	353,763
Komori Corp. (c)	41,600	346,146

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Konaka Co., Ltd.	8,300	$56,558
Kondotec, Inc.	7,100	38,069
Konishi Co., Ltd.	8,500	146,778
Kosaido Co., Ltd. (a)	3,700	13,049
Kose Corp.	13,300	277,952
Kosei Securities Co., Ltd.	22,000	36,191
Koshidaka Holdings Co., Ltd.	1,400	32,604
Kourakuen Corp.	4,000	56,758
Krosaki Harima Corp.	24,000	64,286
KRS Corp.	3,700	38,994
KU Holdings Co., Ltd.	700	4,325
Kumagai Gumi Co., Ltd. (a)	90,000	105,115
Kumiai Chemical Industry Co., Ltd. (c)	26,000	144,804
Kura Corp. (c)	5,500	76,011
Kurabo Industries, Ltd.	125,000	213,429
KUREHA Corp.	56,000	202,086
Kurimoto, Ltd.	63,000	223,950
Kuroda Electric Co., Ltd. (c)	16,000	189,187
Kusuri No Aoki Co., Ltd. (c)	1,700	91,708
KYB Co., Ltd. (c)	69,000	280,544
Kyoden Co., Ltd.	3,200	4,781
Kyodo Printing Co., Ltd.	43,000	110,232
Kyodo Shiryo Co., Ltd.	30,000	34,159
Kyoei Steel, Ltd. (c)	9,200	174,852
Kyoei Tanker Co., Ltd.	9,000	20,769
Kyokuto Boeki Kaisha, Ltd.	9,000	15,168
Kyokuto Kaihatsu Kogyo Co., Ltd.	20,200	220,477
Kyokuto Securities Co., Ltd.	11,900	121,226
Kyokuyo Co., Ltd.	41,000	92,120
Kyorin Co., Ltd.	25,000	484,788
Kyoritsu Maintenance Co., Ltd.	5,300	114,391
Kyoritsu Printing Co., Ltd.	6,800	17,926
Kyosan Electric Manufacturing Co., Ltd.	27,000	92,863
Kyoto Kimono Yuzen Co., Ltd.	6,200	70,516
Kyowa Electronics Instruments Co., Ltd.	8,000	23,196
Kyowa Exeo Corp.	40,900	409,608
Kyowa Leather Cloth Co., Ltd.	3,300	10,308
Kyudenko Corp.	23,000	118,633
Lasertec Corp.	4,300	77,517
LEC, Inc.	3,200	35,498
Leopalace21 Corp. (a) (c)	75,300	311,764
Life Corp.	15,500	224,950
Lintec Corp.	12,100	225,769
Lion Corp. (c)	40,000	202,839
Look, Inc.	17,000	72,467
Macnica, Inc.	5,700	112,348
Macromill, Inc. (c)	11,400	122,533
Maeda Corp. (c)	66,000	346,523
Maeda Road Construction Co., Ltd.	31,000	473,932
Maezawa Kasei Industries Co., Ltd.	6,800	69,520
Maezawa Kyuso Industries Co., Ltd.	4,700	58,349
Makino Milling Machine Co., Ltd. (c)	64,000	397,859
Mamiya-Op Co., Ltd.	21,000	35,886
Mandom Corp. (c)	7,500	206,459
Mani, Inc. (c)	2,500	100,257
Mars Engineering Corp.	4,300	85,865
Marubun Corp.	7,200	30,775

Japan—(Continued)
Marudai Food Co., Ltd.	60,000	$198,667
Maruei Department Store Co., Ltd. (a)	19,000	22,438
Marufuji Sheet Piling Co., Ltd.	13,000	34,339
Maruha Nichiro Holdings, Inc.	177,000	308,809
Maruka Machinery Co., Ltd.	2,500	27,441
Marukyu Co., Ltd.	700	6,615
Marusan Securities Co., Ltd.	40,600	217,093
Maruwa Co., Ltd. (c)	4,400	149,447
Maruyama Manufacturing Co. Inc	18,000	34,676
Maruzen CHI Holdings Co., Ltd. (a) (c)	18,800	45,738
Maruzen Showa Unyu Co., Ltd.	31,000	88,853
Marvelous AQL, Inc.	118	42,634
Matsuda Sangyo Co., Ltd.	7,400	89,907
Matsui Construction Co., Ltd.	9,000	35,781
Matsumotokiyoshi Holdings Co., Ltd. (c)	13,300	314,013
Matsuya Co., Ltd. (a) (c)	15,500	157,162
Matsuya Foods Co., Ltd. (c)	3,900	69,836
Max Co., Ltd.	18,000	218,623
Maxvalu Tokai Co., Ltd.	5,000	71,818
MEC Co., Ltd.	7,000	23,879
Medical System Network Co., Ltd. (c)	4,800	22,179
Megachips Corp. (c)	5,400	103,935
Megane TOP Co., Ltd. (c)	16,200	190,480
Megmilk Snow Brand Co., Ltd. (c)	19,000	298,015
Meidensha Corp. (c)	75,000	254,874
Meiji Shipping Co., Ltd. (c)	8,500	30,901
Meiko Electronics Co., Ltd. (c)	5,800	45,986
Meiko Network Japan Co., Ltd.	7,200	80,549
Meisei Electric Co., Ltd.	24,000	22,741
Meisei Industrial Co., Ltd.	18,000	60,800
Meitec Corp. (c)	14,000	307,959
Meito Sangyo Co., Ltd. (c)	4,500	51,543
Meito Transportation Co., Ltd.	1,400	9,715
Meiwa Corp. (c)	8,600	36,398
Meiwa Estate Co., Ltd. (c)	8,300	46,039
Melco Holdings, Inc. (c)	5,600	98,974
Message Co., Ltd.	20	46,319
Micronics Japan Co., Ltd. (a)	3,800	12,127
Mikuni Coca-Cola Bottling Co., Ltd.	14,900	140,249
Milbon Co., Ltd.	5,000	157,773
Mimasu Semiconductor Industry Co., Ltd.	9,300	76,002
Minebea Co., Ltd. (c)	121,000	430,643
Ministop Co., Ltd. (c)	7,100	119,094
Miraial Co., Ltd.	1,700	32,023
Mirait Holdings Corp. (c)	31,200	282,244
Miroku Jyoho Service Co., Ltd. (c)	4,000	15,371
Misawa Homes Co., Ltd.	15,900	233,713
Mitani Corp.	9,700	123,116
Mito Securities Co., Ltd.	32,000	92,667
Mitsuba Corp.	19,000	137,935
Mitsubishi Kakoki Kaisha, Ltd.	36,000	64,304
Mitsubishi Paper Mills, Ltd.	166,000	165,857
Mitsubishi Pencil Co., Ltd.	8,300	138,770
Mitsubishi Research Institute, Inc.	2,100	43,125
Mitsubishi Shokuhin Co., Ltd. (c)	3,500	88,529
Mitsubishi Steel Manufacturing Co., Ltd.	78,000	156,781
Mitsuboshi Belting Co., Ltd.	28,000	155,734

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Mitsui Engineering & Shipbuilding Co., Ltd. (c)	378,000	$583,236
Mitsui High-Tec, Inc.	15,700	111,869
Mitsui Home Co., Ltd.	14,000	81,651
Mitsui Knowledge Industry Co., Ltd.	338	55,361
Mitsui Matsushima Co., Ltd.	69,000	114,881
Mitsui Mining & Smelting Co., Ltd.	261,000	644,177
Mitsui Sugar Co., Ltd.	54,000	155,286
Mitsui-Soko Co., Ltd.	57,000	227,852
Mitsumi Electric Co., Ltd. (a)	55,100	320,228
Mitsumura Printing Co., Ltd.	5,000	14,340
Mitsuuroko Co., Ltd.	14,600	80,378
Miura Co., Ltd. (c)	12,700	333,688
Miyachi Corp.	7,100	48,618
Miyaji Engineering Group, Inc. (a) (c)	27,000	55,612
Miyoshi Oil & Fat Co., Ltd.	40,000	47,593
Mizuno Corp.	39,000	174,372
Mochida Pharmaceutical Co., Ltd.	33,000	402,200
Modec, Inc.	6,000	130,168
Monex Beans Holdings, Inc. (c)	1,156	291,022
Mori Seiki Co., Ltd. (c)	46,900	409,959
Morinaga & Co., Ltd.	75,000	160,680
Morinaga Milk Industry Co., Ltd.	100,000	319,925
Morita Holdings Corp.	17,000	141,628
Morozoff, Ltd.	13,000	43,984
Mory Industries, Inc.	18,000	51,785
MOS Food Services, Inc. (c)	10,200	187,620
Moshi Moshi Hotline, Inc.	20,900	266,386
Mr Max Corp.	10,500	42,501
Murakami Corp.	3,000	39,417
Musashi Seimitsu Industry Co., Ltd. (c)	10,000	210,234
Mutoh Holdings Co., Ltd. (c)	11,000	26,975
NAC Co., Ltd.	2,100	49,984
Nachi-Fujikoshi Corp. (c)	77,000	314,478
Nafco Co., Ltd.	400	5,950
Nagaileben Co., Ltd.	7,200	95,969
Nagano Keiki Co., Ltd.	3,600	28,996
Nagatanien Co., Ltd.	12,000	114,954
Nagawa Co., Ltd.	1,500	25,968
Nakabayashi Co., Ltd.	24,000	51,581
Nakamuraya Co., Ltd. (c)	21,000	96,091
Nakanishi, Inc.	200	19,899
Nakano Corp.	4,000	9,658
Nakayama Steel Works, Ltd. (a)	63,000	33,897
Nakayamafuku Co., Ltd.	600	4,343
Namura Shipbuilding Co., Ltd.	8,200	26,718
Natori Co., Ltd.	2,800	26,692
NEC Fielding, Ltd.	8,300	99,284
NEC Leasing, Ltd.	5,500	82,592
NEC Mobiling, Ltd.	4,300	174,035
NEC Networks & System Integration Corp.	9,900	175,326
NET One Systems Co., Ltd.	37,400	367,128
Neturen Co., Ltd. (c)	16,800	109,920
New Japan Chemical Co., Ltd. (c)	15,400	58,271
Nice Holdings, Inc. (c)	36,000	92,511
Nichia Steel Works, Ltd.	13,000	32,761
Nichias Corp. (c)	43,000	234,852
Nichiban Co., Ltd.	14,000	43,012

Japan—(Continued)
Nichicon Corp. (c)	33,700	$289,114
Nichiden Corp.	4,000	97,195
Nichiha Corp.	12,300	142,731
Nichii Gakkan Co. (c)	19,500	154,349
Nichimo Co., Ltd.	16,000	36,314
Nichirei Corp.	102,000	532,827
Nichireki Co., Ltd. (c)	13,000	75,848
Nidec Copal Corp. (c)	6,500	50,610
Nidec Copal Electronics Corp.	8,300	39,343
Nidec Corp. (c)	1,088	63,621
Nidec-Tosok Corp.	6,300	45,646
Nifco, Inc. (c)	21,400	474,342
NIFTY Corp.	36	56,261
Nihon Chouzai Co., Ltd.	1,150	27,175
Nihon Dempa Kogyo Co., Ltd. (c)	9,600	125,705
Nihon Eslead Corp.	5,500	54,567
Nihon Kagaku Sangyo Co., Ltd.	3,000	18,350
Nihon Kohden Corp.	16,800	509,388
Nihon M&A Center, Inc.	5,000	166,481
Nihon Nohyaku Co., Ltd.	26,000	137,109
Nihon Parkerizing Co., Ltd.	22,000	316,063
Nihon Plast Co., Ltd.	2,500	14,318
Nihon Shokuhin Kako Co., Ltd.	3,000	11,116
Nihon Tokushu Toryo Co., Ltd.	2,200	8,946
Nihon Trim Co., Ltd.	1,200	32,258
Nihon Unisys, Ltd.	29,000	192,210
Nihon Yamamura Glass Co., Ltd.	54,000	115,494
Nikkato Corp.	300	1,476
Nikkiso Co., Ltd. (c)	28,000	297,985
Nikko Co., Ltd. (c)	14,000	60,979
Nippo Corp.	31,000	425,790
Nippon Beet Sugar Manufacturing Co., Ltd.	71,000	132,259
Nippon Carbide Industries Co., Inc. (c)	43,000	152,538
Nippon Carbon Co., Ltd. (c)	71,000	146,384
Nippon Ceramic Co., Ltd.	8,500	128,302
Nippon Chemi-Con Corp. (a) (c)	79,000	166,725
Nippon Chemical Industrial Co., Ltd.	49,000	65,913
Nippon Chemiphar Co., Ltd.	14,000	82,989
Nippon Coke & Engineering Co.	126,500	163,441
Nippon Columbia Co., Ltd. (a)	81,000	28,087
Nippon Concrete Industries Co., Ltd.	14,000	52,478
Nippon Conveyor Co., Ltd.	24,000	21,408
Nippon Denko Co., Ltd. (c)	51,000	152,968
Nippon Densetsu Kogyo Co., Ltd.	21,000	199,703
Nippon Denwa Shisetsu Co., Ltd.	22,000	64,784
Nippon Felt Co., Ltd.	6,000	28,683
Nippon Filcon Co., Ltd.	5,200	22,218
Nippon Fine Chemical Co., Ltd.	5,800	38,592
Nippon Flour Mills Co., Ltd.	58,000	234,493
Nippon Formula Feed Manufacturing Co., Ltd.	32,000	38,309
Nippon Gas Co., Ltd.	13,200	180,446
Nippon Hume Corp.	11,000	58,718
Nippon Jogesuido Sekkei Co., Ltd. (c)	2,800	37,578
Nippon Kanzai Co., Ltd.	2,600	45,939
Nippon Kasei Chemical Co., Ltd.	18,000	23,438
Nippon Kinzoku Co., Ltd. (a)	29,000	41,188
Nippon Kodoshi Corp.	700	5,527

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nippon Koei Co., Ltd.	42,000	$154,494
Nippon Konpo Unyu Soko Co., Ltd.	28,400	332,977
Nippon Koshuha Steel Co., Ltd.	47,000	48,044
Nippon Light Metal Holdings Co., Ltd.	254,000	300,670
Nippon Paper Group, Inc. (c)	20,100	279,415
Nippon Parking Development Co., Ltd.	803	41,805
Nippon Pillar Packing Co., Ltd.	13,000	86,415
Nippon Piston Ring Co., Ltd.	43,000	83,742
Nippon Rietec Co., Ltd.	5,000	23,436
Nippon Seiki Co., Ltd.	21,000	225,583
Nippon Seiro Co., Ltd.	2,000	5,381
Nippon Seisen Co., Ltd.	10,000	36,398
Nippon Sharyo, Ltd. (c)	32,000	122,051
Nippon Sheet Glass Co., Ltd. (c)	463,000	612,800
Nippon Shinyaku Co., Ltd.	27,000	304,866
Nippon Signal Co., Ltd.	29,200	206,625
Nippon Soda Co., Ltd.	66,000	303,825
Nippon Steel Trading Co., Ltd.	30,000	79,542
Nippon Suisan Kaisha, Ltd.	103,700	214,548
Nippon Thompson Co., Ltd.	45,000	200,135
Nippon Tungsten Co., Ltd.	9,000	14,453
Nippon Valqua Industries, Ltd.	40,000	101,140
Nippon Yakin Kogyo Co., Ltd. (a)	89,000	117,560
Nippon Yusoki Co., Ltd.	11,000	48,850
Nipro Corp. (c)	55,400	390,759
Nishimatsu Construction Co., Ltd.	170,000	353,259
Nishimatsuya Chain Co., Ltd. (c)	26,500	209,744
Nishio Rent All Co., Ltd.	3,100	43,236
Nissan Shatai Co., Ltd.	15,000	188,870
Nissan Tokyo Sales Holdings Co., Ltd. (a) (c)	11,000	41,323
Nissei Corp. (c)	10,500	119,428
Nissei Plastic Industrial Co., Ltd.	5,600	27,091
Nissen Holdings Co., Ltd. (c)	17,900	67,377
Nissha Printing Co., Ltd. (c)	16,400	195,071
Nisshin Fudosan Co.	8,400	52,079
Nisshin Steel Holdings Co., Ltd. (a)	20,696	190,373
Nisshinbo Holdings, Inc. (c)	61,000	516,183
Nissin Corp.	40,000	98,577
Nissin Electric Co., Ltd.	21,000	106,906
Nissin Kogyo Co., Ltd.	16,400	253,854
Nissin Sugar Holdings Co., Ltd.	1,800	34,740
Nissui Pharmaceutical Co., Ltd.	4,900	51,527
Nitta Corp.	11,500	183,425
Nittan Valve Co., Ltd.	6,300	20,387
Nittetsu Mining Co., Ltd.	33,000	146,000
Nitto Boseki Co., Ltd. (c)	88,000	348,673
Nitto Fuji Flour Milling Co., Ltd.	4,000	13,901
Nitto Kogyo Corp.	15,100	204,850
Nitto Kohki Co., Ltd.	5,300	112,122
Nitto Seiko Co., Ltd.	12,000	35,215
Nittoc Construction Co., Ltd.	8,750	38,859
Nittoku Engineering Co., Ltd.	7,300	81,104
Noevir Holdings Co., Ltd.	9,900	147,257
NOF Corp.	75,000	337,255
Nohmi Bosai, Ltd.	13,000	87,882
Nomura Co., Ltd.	21,000	81,259
Noritake Co., Ltd.	67,000	162,654

Japan—(Continued)
Noritsu Koki Co., Ltd.	8,000	$33,035
Noritz Corp.	10,500	174,703
North Pacific Bank, Ltd. (a)	102,600	287,689
NS Solutions Corp.	9,000	159,799
NS United Kaiun Kaisha, Ltd. (a)	60,000	86,898
NSD Co., Ltd.	20,900	182,591
NTN Corp.	245,000	662,511
Obara Corp.	6,400	71,538
Obayashi Road Corp.	16,000	69,293
OBIC Business Consultants, Ltd.	2,100	118,009
Odelic Co., Ltd.	1,100	23,635
Oenon Holdings, Inc.	34,000	77,642
Ohara, Inc.	4,700	35,035
Oiles Corp. (c)	14,000	282,092
Okabe Co., Ltd.	25,700	166,543
Okamoto Industries, Inc.	31,000	109,206
Okamoto Machine Tool Works, Ltd. (a)	18,000	21,875
Okamura Corp.	30,000	215,796
Okasan Securities Group, Inc.	89,000	450,128
Okaya Electric Indstries Co., Ltd.	5,000	18,457
OKI Electric Cable Co., Ltd.	6,000	9,074
OKK Corp.	41,000	54,283
Okuma Holdings, Inc.	60,000	413,490
Okumura Corp.	85,000	345,972
Okura Industrial Co., Ltd.	26,000	80,196
Okuwa Co., Ltd.	9,000	112,897
Olympic Corp.	7,800	73,457
ONO Sokki Co., Ltd.	11,000	49,788
Onoken Co., Ltd.	7,100	62,883
Onward Holdings Co., Ltd.	62,000	467,840
OPT, Inc.	4,200	32,971
Optex Co., Ltd.	5,100	59,012
Organo Corp.	19,000	107,710
Origin Electric Co., Ltd.	16,000	78,134
Osaka Organic Chemical Industry, Ltd.	7,300	32,390
Osaka Steel Co., Ltd. (c)	8,300	153,867
OSAKA Titanium Technologies Co. (c)	6,900	154,394
Osaki Electric Co., Ltd.	15,000	82,116
OSG Corp. (c)	32,800	455,364
Otsuka Kagu, Ltd.	3,600	31,730
OUG Holdings, Inc.	7,000	12,374
Oyo Corp.	11,800	143,101
Pacific Industrial Co., Ltd.	24,000	131,881
Pacific Metals Co., Ltd. (c)	73,000	346,225
Pal Co, Ltd.	2,650	119,378
Paltac Corp.	10,950	124,243
PanaHome Corp.	35,000	234,871
Panasonic Electric Works Information Systems Co., Ltd.	1,700	37,526
Panasonic Electric Works SUNX Co., Ltd.	8,300	32,250
Paramount Bed Holdings Co., Ltd.	5,900	176,149
Parco Co., Ltd.	4,400	47,500
Paris Miki, Inc.	15,100	79,548
Pasco Corp.	11,000	33,529
Pasona Group, Inc.	94	54,575
Penta-Ocean Construction Co., Ltd. (c)	136,500	369,078
PIA Corp. (a)	2,300	30,448

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Pigeon Corp.	8,000	$381,842
Pilot Corp.	68	126,610
Piolax, Inc.	5,900	135,649
Pioneer Corp. (a) (c)	126,200	315,290
Plenus Co., Ltd.	8,900	143,958
Point, Inc. (c)	7,080	258,170
Press Kogyo Co., Ltd.	54,000	246,228
Pressance Corp.	3,100	76,431
Prima Meat Packers, Ltd.	72,000	121,691
Pronexus, Inc.	12,300	69,878
Proto Corp.	3,600	61,939
PS Mitsubishi Construction Co., Ltd. (c)	9,900	63,629
Raito Kogyo Co., Ltd.	27,100	155,418
Rasa Industries, Ltd. (a)	46,000	50,282
Relo Holdings, Inc.	5,400	201,093
Renaissance, Inc.	2,000	14,692
Renesas Electronics Corp. (a) (c)	1,200	4,250
Rengo Co., Ltd. (c)	93,000	469,485
Renown, Inc. (a)	20,800	26,672
Resort Solution Co., Ltd.	4,000	7,949
Resort Trust, Inc.	13,100	256,771
Rheon Automatic Machinery Co., Ltd.	5,000	11,547
Rhythm Watch Co., Ltd.	56,000	100,942
Ricoh Leasing Co., Ltd.	7,900	198,865
Right On Co., Ltd.	7,900	60,094
Riken Corp.	48,000	178,078
Riken Keiki Co., Ltd.	7,400	45,257
Riken Technos Corp.	19,000	54,717
Riken Vitamin Co., Ltd.	3,100	71,224
Ringer Hut Co., Ltd. (c)	9,700	119,753
Riso Kagaku Corp.	10,179	190,188
Riso Kyoiku Co., Ltd.	1,159	92,950
Rock Field Co., Ltd. (c)	5,500	91,407
Rohto Pharmaceutical Co., Ltd.	37,000	430,741
Roland Corp.	8,300	66,213
Roland DG Corp.	5,600	66,080
Round One Corp. (c)	43,800	250,179
Royal Holdings Co., Ltd. (c)	14,900	171,859
Ryobi, Ltd.	82,000	222,231
Ryoden Trading Co., Ltd.	18,000	101,890
Ryosan Co., Ltd.	16,400	290,990
Ryoyo Electro Corp.	8,600	80,352
S&B Foods, Inc.	2,000	16,139
S. Foods, Inc.	6,000	55,962
Sagami Chain Co., Ltd. (a)	9,000	69,353
Saibu Gas Co., Ltd.	150,000	382,365
Saizeriya Co., Ltd.	14,700	201,475
Sakai Chemical Industry Co., Ltd.	56,000	168,781
Sakai Heavy Industries, Ltd. (c)	21,000	72,637
Sakai Moving Service Co., Ltd.	900	19,294
Sakai Ovex Co., Ltd.	32,000	45,547
Sakata INX Corp.	18,000	92,899
Sakata Seed Corp. (c)	14,200	178,259
Sala Corp.	9,500	53,958
San Holdings, Inc.	1,600	22,794
San-A Co., Ltd.	3,500	130,564
San-Ai Oil Co., Ltd.	34,000	140,885

Japan—(Continued)
San-In Godo Bank, Ltd.	81,000	$567,282
Sanden Corp. (c)	66,000	280,616
Sangetsu Co., Ltd.	14,300	349,290
Sanix, inc. (a)	16,400	47,349
Sanken Electric Co., Ltd.	61,000	235,636
Sanki Engineering Co., Ltd.	31,000	150,828
Sanko Marketing Foods Co., Ltd. (c)	22	22,411
Sanko Metal Industries Co., Ltd.	10,000	26,887
Sankyo Seiko Co., Ltd.	22,100	74,648
Sankyo Tateyama, Inc. (a)	14,200	252,415
Sankyu, Inc.	118,000	446,214
Sanoh Industrial Co., Ltd.	13,000	85,681
Sanshin Electronics Co., Ltd.	15,700	105,995
Sansui Electric Co., Ltd. (a) (b)	316,000	0
Sanwa Holdings Corp.	102,000	446,647
Sanyo Chemical Industries, Ltd.	32,000	189,938
Sanyo Denki Co., Ltd.	23,000	125,168
Sanyo Housing Nagoya Co., Ltd.	40	42,771
Sanyo Industries, Ltd.	13,000	24,759
Sanyo Shokai, Ltd. (c)	58,000	154,568
Sanyo Special Steel Co., Ltd. (c)	67,000	238,304
Sapporo Holdings, Ltd. (c)	144,000	465,430
Sasebo Heavy Industries Co., Ltd. (c)	67,000	79,104
Sata Construction Co., Ltd. (a)	42,000	41,771
Sato Corp. (c)	11,900	192,009
Sato Shoji Corp.	5,600	37,918
Satori Electric Co., Ltd.	6,500	31,955
Sawada Holdings Co., Ltd. (a)	10,300	62,192
Sawai Pharmaceutical Co., Ltd. (c)	3,400	341,053
Saxa Holdings, Inc.	27,000	50,080
Scroll Corp.	15,700	46,693
SEC Carbon, Ltd.	1,000	3,699
Secom Joshinetsu Co., Ltd.	900	24,651
Seibu Electric Industry Co., Ltd.	2,000	8,614
Seika Corp.	29,000	80,114
Seikagaku Corp.	13,400	142,456
Seikitokyu Kogyo Co., Ltd. (a)	34,000	35,198
Seiko Epson Corp. (c)	70,300	573,437
Seiko Holdings Corp.	67,000	160,433
Seino Holdings Corp.	74,000	469,100
Seiren Co., Ltd.	27,800	173,556
Sekisui Jushi Corp.	16,000	167,466
Sekisui Plastics Co., Ltd.	24,000	60,218
Senko Co., Ltd. (c)	52,000	227,280
Senshu Electric Co., Ltd.	3,200	35,871
Senshu Ikeda Holdings, Inc.	61,100	348,909
Senshukai Co., Ltd.	18,700	114,606
Septeni Holdings Co., Ltd. (c)	24	16,383
Seria Co., Ltd. (c)	1,100	17,454
Shibaura Electronics Co., Ltd.	2,600	29,748
Shibaura Mechatronics Corp. (c)	18,000	37,806
Shibuya Kogyo Co., Ltd.	7,800	80,908
Shidax Corp.	4,200	20,404
Shikibo, Ltd.	72,000	91,238
Shikoku Chemicals Corp.	18,000	102,740
Shima Seiki Manufacturing, Ltd. (c)	16,300	265,302
Shimachu Co., Ltd.	23,200	485,296

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Shimojima Co., Ltd.	5,500	$59,425
Shin Nippon Air Technologies Co., Ltd.	6,000	33,460
Shin-Etsu Polymer Co., Ltd.	23,900	90,342
Shin-Keisei Electric Railway Co., Ltd.	16,000	65,774
Shinagawa Refractories Co., Ltd.	27,000	61,413
Shindengen Electric Manufacturing Co., Ltd. (c)	45,000	126,311
Shinkawa, Ltd.	5,300	25,697
Shinko Electric Industries Co., Ltd. (c)	36,000	284,360
Shinko Plantech Co., Ltd.	22,200	175,245
Shinko Shoji Co., Ltd.	11,600	96,585
Shinko Wire Co., Ltd.	12,000	21,781
Shinmaywa Industries, Ltd.	54,000	365,616
Shinnihon Corp.	19,000	54,217
Shinsho Corp.	24,000	47,337
Shinwa Co., Ltd.	2,600	28,697
Ship Healthcare Holdings, Inc.	13,500	358,026
Shiroki Corp.	25,000	64,099
Shizuki Electric Co., Inc.	8,000	28,229
Shizuoka Gas Co., Ltd.	27,500	186,133
SHO-BOND Holdings Co., Ltd. (c)	9,700	361,821
Shobunsha Publications, Inc.	5,000	31,697
Shochiku Co., Ltd. (c)	37,000	379,843
Shoei Co., Ltd.	2,800	16,216
Shoei Foods Corp.	3,600	25,356
Shofu, Inc.	2,100	19,477
Shoko Co., Ltd.	33,000	49,721
Showa Aircraft Industry Co., Ltd.	9,000	57,501
Showa Corp.	29,300	288,948
Showa Sangyo Co., Ltd.	39,000	126,612
Siix Corp. (c)	8,000	92,314
Simplex Technology, Inc.	170	48,832
Sinanen Co., Ltd.	27,000	112,258
Sinfonia Technology Co., Ltd.	51,000	96,515
Sintokogio, Ltd.	25,900	204,944
SKY Perfect JSAT Holdings, Inc.	870	361,432
SMK Corp.	35,000	94,649
SNT Corp.	7,700	33,192
Soda Nikka Co., Ltd.	3,000	12,636
Sodick Co., Ltd.	26,200	122,434
Soft99 Corp.	2,500	15,095
Sogo Medical Co., Ltd.	2,100	70,775
Sohgo Security Services Co., Ltd.	26,200	326,071
Soshin Electric Co., Ltd.	1,500	5,399
Sotetsu Holdings, Inc.	34,000	118,503
Sotoh Co., Ltd.	3,600	32,947
Space Co., Ltd. (c)	2,600	20,321
SPK Corp.	1,200	19,539
SRA Holdings	4,300	45,575
ST Corp.	5,400	57,612
St. Marc Holdings Co., Ltd.	4,100	145,516
Star Micronics Co., Ltd. (c)	19,800	198,909
Starbucks Coffee Japan, Ltd.	5	3,369
Start Today Co., Ltd. (c)	21,500	198,608
Starzen Co., Ltd.	34,000	95,927
Stella Chemifa Corp.	4,900	95,296
Studio Alice Co., Ltd.	4,900	70,148
Subaru Enterprise Co., Ltd.	1,000	3,510

Japan—(Continued)
Sugimoto & Co., Ltd.	3,800	$34,167
Sumida Corp.	6,300	36,342
Sumikin Bussan Corp.	58,000	150,005
Suminoe Textile Co., Ltd.	31,000	61,490
Sumitomo Bakelite Co., Ltd. (c)	91,000	378,913
Sumitomo Densetsu Co., Ltd.	10,500	114,336
Sumitomo Forestry Co., Ltd. (c)	60,800	574,728
Sumitomo Light Metal Industries, Ltd.	225,000	218,337
Sumitomo Mitsui Construction Co., Ltd. (a)	119,000	144,136
Sumitomo Osaka Cement Co., Ltd. (c)	180,000	650,917
Sumitomo Pipe & Tube Co., Ltd.	9,500	77,660
Sumitomo Precision Products Co., Ltd.	17,000	82,356
Sumitomo Real Estate Sales Co., Ltd.	4,030	189,354
Sumitomo Seika Chemicals Co., Ltd. (c)	25,000	92,897
Sun Frontier Fudousan Co., Ltd.	61	30,978
Sun-Wa Technos Corp.	3,900	28,361
SWCC Showa Holdings Co., Ltd. (c)	149,000	128,449
SxL Corp. (a) (c)	49,000	81,960
Systena Corp.	113	99,190
T Hasegawa Co., Ltd.	10,600	138,166
T RAD Co., Ltd.	34,000	89,320
T&K Toka Co., Ltd.	1,100	15,822
T-GAIA Corp.	15,000	141,550
Tachi-S Co., Ltd.	6,400	109,758
Tachibana Eletech Co., Ltd.	5,900	47,734
Tact Home Co., Ltd.	48	59,767
Tadano, Ltd. (c)	57,000	477,910
Taihei Dengyo Kaisha, Ltd.	20,000	122,939
Taihei Kogyo Co., Ltd.	29,000	119,457
Taiheiyo Kouhatsu, Inc.	35,000	34,059
Taiho Kogyo Co., Ltd.	9,800	105,262
Taikisha, Ltd.	14,100	265,602
Taiko Pharmaceutical Co., Ltd.	3,100	30,402
Taisei Lamick Co., Ltd. (c)	2,700	73,990
Taiyo Ink Manufacturing Co., Ltd.	7,500	211,810
Taiyo Yuden Co., Ltd. (c)	47,800	423,022
Takachiho Koheki Co., Ltd.	400	4,086
Takagi Securities Co., Ltd.	12,000	20,409
Takamatsu Construction Group Co., Ltd.	8,100	126,304
Takano Co., Ltd.	6,000	29,173
Takaoka Toko Holdings Co., Ltd. (a)	5,365	79,278
Takara Holdings, Inc. (c)	13,000	103,403
Takara Leben Co., Ltd.	11,900	129,301
Takara Printing Co., Ltd.	3,100	20,719
Takara Standard Co., Ltd.	41,000	290,389
Takasago International Corp.	43,000	230,647
Takasago Thermal Engineering Co., Ltd.	26,500	208,266
Takashima & Co., Ltd.	25,000	77,875
Take And Give Needs Co., Ltd.	454	44,629
Takeuchi Manufacturing Co., Ltd.	5,100	68,738
Takihyo Co., Ltd.	11,000	54,856
Takiron Co., Ltd.	27,000	93,620
Takisawa Machine Tool Co., Ltd.	29,000	38,043
Takuma Co., Ltd.	38,000	213,742
Tamron Co., Ltd. (c)	7,700	218,103
Tamura Corp. (c)	41,000	91,794
Tanseisha Co., Ltd.	8,000	30,154

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tatsuta Electric Wire and Cable Co., Ltd.	22,000	$191,496
Tayca Corp.	17,000	47,370
TBK Co., Ltd.	11,000	58,810
TECHNO ASSOCIE Co., Ltd.	300	2,413
Techno Medica Co., Ltd.	8	43,553
Techno Ryowa, Ltd.	4,800	23,203
Tecmo Koei Holdings Co., Ltd. (c)	12,200	102,663
Teikoku Electric Manufacturing Co., Ltd.	4,700	73,650
Teikoku Piston Ring Co., Ltd.	10,200	139,173
Teikoku Sen-I Co., Ltd.	11,000	80,549
Teikoku Tsushin Kogyo Co., Ltd.	24,000	42,998
Tekken Corp.	72,000	108,879
Temp Holdings Co., Ltd. (c)	7,400	91,749
Ten Allied Co., Ltd. (a)	2,600	8,556
Tenma Corp.	6,200	66,025
Teraoka Seisakusho Co., Ltd.	200	779
The 77 Bank, Ltd.	61,000	244,391
The Aichi Bank, Ltd.	4,000	224,737
The Akita Bank, Ltd.	100,000	286,270
The Aomori Bank, Ltd.	96,000	275,013
The Awa Bank, Ltd.	100,000	571,244
The Bank of Iwate, Ltd. (c)	7,600	332,494
The Bank of Kochi, Ltd.	11,000	11,687
The Bank of Nagoya, Ltd.	82,000	296,991
The Bank of Okinawa, Ltd. (c)	9,100	364,805
The Bank of Saga, Ltd.	82,000	189,028
The Chiba Kogyo Bank, Ltd. (a)	21,400	139,809
The Chukyo Bank, Ltd.	64,000	133,690
The Daiei, Inc. (a) (c)	64,700	148,995
The Daisan Bank, Ltd.	95,000	168,932
The Daishi Bank, Ltd.	172,000	542,414
The Daito Bank, Ltd.	88,000	85,416
The Ehime Bank, Ltd.	75,000	200,114
The Eighteenth Bank, Ltd.	92,000	242,525
The Fukui Bank, Ltd.	112,000	222,716
The Fukushima Bank, Ltd.	128,000	113,926
The Higashi-Nippon Bank, Ltd.	77,000	169,288
The Higo Bank, Ltd.	82,000	455,343
The Hokkoku Bank, Ltd. (c)	138,000	510,058
The Hokuetsu Bank, Ltd. (c)	127,000	256,990
The Hyakugo Bank, Ltd.	116,000	524,617
The Hyakujushi Bank, Ltd.	121,000	448,118
The Japan Wool Textile Co., Ltd.	26,000	169,176
The Juroku Bank, Ltd.	164,000	556,512
The Kagoshima Bank, Ltd.	77,000	482,187
The Keihin Co., Ltd.	31,000	42,644
The Keiyo Bank, Ltd.	123,000	540,016
The Kita-Nippon Bank, Ltd.	4,500	120,940
The Maruetsu, Inc.	20,000	66,066
The Michinoku Bank, Ltd.	75,000	149,992
The Mie Bank, Ltd.	54,000	115,232
The Minato Bank, Ltd.	86,000	149,018
The Miyazaki Bank, Ltd.	90,000	219,027
The Monogatari Corp.	600	14,461
The Musashino Bank, Ltd.	15,900	516,170
The Nagano Bank, Ltd.	49,000	86,011
The Nanto Bank, Ltd.	112,000	509,480

Japan—(Continued)
The Nippon Road Co., Ltd.	43,000	$199,828
The Nippon Synthetic Chemical Industry Co., Ltd.	33,000	240,202
The Nisshin Oillio Group, Ltd. (c)	60,000	221,736
The Ogaki Kyoritsu Bank, Ltd.	159,000	542,216
The Oita Bank, Ltd.	101,000	329,974
The Okinawa Electric Power Co., Inc.	7,800	243,254
The Pack Corp.	7,500	125,531
The Shibusawa Warehouse Co., Ltd.	23,000	70,947
The Shiga Bank, Ltd. (c)	96,000	595,635
The Shikoku Bank, Ltd.	99,000	266,301
The Shimane Bank, Ltd.	600	8,092
The Shimizu Bank, Ltd.	5,000	146,057
The Sumitomo Warehouse Co., Ltd.	65,000	333,682
The Taiko Bank, Ltd. (c)	37,000	91,692
The Tochigi Bank, Ltd.	67,000	231,991
The Toho Bank, Ltd.	98,000	318,662
The Tohoku Bank, Ltd.	55,000	87,588
The Tokyo Tomin Bank, Ltd.	18,100	163,355
The Torigoe Co., Ltd.	9,200	64,938
The Tottori Bank, Ltd.	31,000	62,127
The Towa Bank, Ltd.	154,000	166,646
The Yachiyo Bank, Ltd.	8,500	180,558
The Yamagata Bank, Ltd. (c)	73,000	326,264
The Yamanashi Chuo Bank, Ltd.	76,000	316,140
The Yasuda Warehouse Co., Ltd.	6,600	45,721
Tigers Polymer Corp.	2,200	7,475
Titan Kogyo KK (c)	15,000	41,852
TKC	6,300	109,513
TOA Corp.	106,000	174,450
Toa Corp. (Hyogo)	13,000	91,523
TOA Oil Co., Ltd.	32,000	34,371
TOA Road Corp.	23,000	80,052
Toabo Corp.	56,000	40,260
Toagosei Co., Ltd.	100,000	391,508
Tobishima Corp. (a) (c)	69,900	95,419
Tobu Store Co., Ltd.	11,000	34,084
TOC Co., Ltd.	29,400	181,888
Tocalo Co., Ltd.	7,000	116,439
Toda Corp.	115,000	348,466
Toda Kogyo Corp. (c)	17,000	78,410
Toei Animation Co., Ltd.	1,400	33,155
Toei Co., Ltd.	35,000	182,216
Toenec Corp.	20,000	104,902
Toho Co., Ltd. (c)	20,000	75,290
Toho Holdings Co., Ltd.	25,000	437,422
Toho Real Estate Co., Ltd.	9,600	62,966
Toho Zinc Co., Ltd.	81,000	356,244
Tohokushinsha Film Corp.	1,100	8,182
Tohto Suisan Co., Ltd.	22,000	34,056
Tokai Carbon Co., Ltd.	104,000	436,579
Tokai Corp.	4,100	102,783
TOKAI Holdings Corp.	14,000	45,056
Tokai Lease Co., Ltd.	16,000	34,715
Tokai Rika Co., Ltd.	22,800	317,358
Tokai Rubber Industries, Inc.	18,800	189,427
Tokai Tokyo Securities Co., Ltd.	105,000	481,454

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Token Corp.	4,160	$232,596
Tokushu Tokai Holdings Co., Ltd.	56,000	141,071
Tokuyama Corp. (c)	171,000	374,136
Tokyo Derica Co., Ltd.	3,900	44,834
Tokyo Dome Corp. (c)	94,000	341,943
Tokyo Electron Device, Ltd.	24	39,524
Tokyo Energy & Systems, Inc.	12,000	68,203
Tokyo Kaikan Co., Ltd.	3,000	11,013
Tokyo Keiki, Inc.	32,000	57,316
Tokyo Kikai Seisakusho, Ltd. (a)	18,000	10,196
Tokyo Ohka Kogyo Co., Ltd.	21,000	415,662
Tokyo Rakutenchi Co., Ltd.	17,000	69,121
Tokyo Rope Manufacturing Co., Ltd. (c)	71,000	108,553
Tokyo Sangyo Co., Ltd.	8,000	25,236
Tokyo Seimitsu Co.	17,500	284,805
Tokyo Steel Manufacturing Co., Ltd.	72,200	352,842
Tokyo Tatemono Co., Ltd.	20,000	102,704
Tokyo Tekko Co., Ltd.	25,000	93,565
Tokyo Theatres Co., Inc.	48,000	64,013
Tokyotokeiba Co., Ltd.	87,000	176,984
Tokyu Community Corp.	2,400	81,652
Tokyu Construction Co., Ltd. (c)	40,880	117,183
Tokyu Livable, Inc.	10,900	177,205
Toli Corp.	30,000	64,059
Tomato Bank, Ltd.	50,000	92,291
Tomen Devices Corp.	1,300	26,984
Tomen Electronics Corp.	6,500	81,063
Tomoe Corp.	13,200	44,143
Tomoe Engineering Co., Ltd.	3,600	64,235
Tomoegawa Co., Ltd.	12,000	22,278
Tomoku Co., Ltd.	37,000	99,824
TOMONY Holdings, Inc.	72,000	318,869
Tomy Co., Ltd. (c)	25,900	143,495
TONAMI HOLDINGS Co., Ltd.	32,000	65,929
Topcon Corp. (c)	9,100	78,304
Toppan Forms Co., Ltd. (c)	22,200	199,122
Topre Corp.	22,300	204,253
Topy Industries, Ltd.	119,000	280,965
Toridoll.corp.	9,000	95,469
Torii Pharmaceutical Co., Ltd.	5,600	124,120
Torishima Pump Manufacturing Co., Ltd.	10,700	85,408
Tosei Corp. (c)	178	104,161
Toshiba Machine Co., Ltd. (c)	51,000	252,943
Toshiba Plant Systems & Services Corp.	19,000	273,760
Toshiba TEC Corp.	69,000	349,157
Tosho Printing Co., Ltd.	15,000	23,239
Tosoh Corp. (c)	33,000	79,332
Totetsu Kogyo Co., Ltd. (c)	16,000	219,107
Touei Housing Corp.	9,755	134,872
Toukei Computer Co., Ltd.	2,200	30,683
Towa Corp.	11,100	69,591
Towa Pharmaceutical Co., Ltd. (c)	4,300	224,984
Toyo Construction Co., Ltd.	26,199	92,507
Toyo Corp.	15,000	167,511
Toyo Electric Manufacturing Co., Ltd. (c)	20,000	56,186
Toyo Engineering Corp.	58,000	273,894
Toyo Ink Manufacturing Co., Ltd.	97,000	416,061

Japan—(Continued)
Toyo Kanetsu K K	61,000	$126,193
Toyo Kohan Co., Ltd.	30,000	106,448
Toyo Securities Co., Ltd.	43,000	120,039
Toyo Sugar Refining Co., Ltd.	9,000	9,502
Toyo Tanso Co., Ltd. (c)	6,500	132,561
Toyo Tire & Rubber Co., Ltd.	88,000	262,444
Toyo Wharf & Warehouse Co., Ltd.	30,000	50,600
Toyobo Co., Ltd.	400,000	572,160
Trancom Co., Ltd.	3,200	65,857
Trans Cosmos, Inc.	8,900	95,488
Trinity Industrial Corp.	1,000	3,410
Trusco Nakayama Corp.	9,700	177,301
TS Tech Co., Ltd.	21,400	383,318
TSI Holdings Co., Ltd.	43,905	253,754
Tsubakimoto Chain Co	69,000	389,360
Tsubakimoto Kogyo Co., Ltd.	3,000	8,420
Tsudakoma Corp. (a)	23,000	39,166
Tsugami Corp. (c)	30,000	195,300
Tsukamoto Corp. Co., Ltd.	13,000	20,690
Tsukishima Kikai Co., Ltd.	11,000	95,150
Tsukuba Bank, Ltd.	47,200	164,571
Tsukui Corp.	4,900	91,739
Tsuruha Holdings, Inc.	2,800	219,633
Tsurumi Manufacturing Co., Ltd.	10,000	79,121
Tsutsumi Jewelry Co., Ltd.	3,800	97,571
TTK Co., Ltd.	4,000	18,382
TV Asahi Corp.	10,000	138,860
TV Tokyo Holdings Corp.	3,700	39,497
TYK Corp.	6,000	11,580
U-Shin, Ltd. (c)	16,000	84,275
Ube Material Industries, Ltd.	17,000	46,368
Uchida Yoko Co., Ltd.	32,000	92,115
Ueki Corp.	11,000	24,039
UKC Holdings Corp.	5,800	115,735
ULVAC, Inc. (c)	24,100	225,757
Umenohana Co., Ltd.	25	51,799
Uniden Corp. (c)	25,000	56,810
Union Tool Co.	7,000	108,593
Unipres Corp.	14,300	314,667
United Arrows, Ltd.	9,300	213,694
Unitika, Ltd. (a)	301,000	164,680
Uoriki Co., Ltd.	1,900	21,716
Usen Corp. (a) (c)	27,970	39,538
UT Holdings Co., Ltd.	44	24,070
UTOC Corp.	5,100	14,786
Valor Co., Ltd.	11,600	181,915
Village Vanguard Co., Ltd.	23	25,108
Vital KSK Holdings, Inc.	18,300	168,562
VT Holdings Co., Ltd. (c)	10,400	98,754
Wacom Co., Ltd.	145	378,450
Wakachiku Construction Co., Ltd. (a) (c)	59,000	71,625
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	25,097
Wakita & Co., Ltd.	14,000	114,549
Warabeya Nichiyo Co., Ltd.	7,500	138,805
Watabe Wedding Corp.	2,600	19,206
WATAMI Co., Ltd.	9,800	194,664
Weathernews, Inc. (c)	3,600	98,786

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Welcia Holdings Co., Ltd.	1,100	$38,262
Wellnet Corp.	1,100	9,901
Wood One Co., Ltd.	19,000	60,957
Wowow, Inc.	8	16,991
Xebio Co., Ltd.	11,900	242,299
Y.A.C. Co., Ltd.	4,900	27,893
Yahagi Construction Co., Ltd.	15,500	78,243
Yaizu Suisankagaku Industry Co., Ltd.	4,000	34,921
YAMABIKO Corp.	4,100	63,590
Yamaichi Electronics Co., Ltd. (a)	8,200	14,911
Yamatane Corp.	53,000	75,621
Yamato Corp.	8,000	28,912
Yamato International, Inc.	6,700	28,780
Yamaya Corp. (c)	1,650	22,110
Yamazen Corp.	19,300	144,224
Yaoko Co., Ltd.	2,700	99,624
Yashima Denki Co., Ltd.	2,400	9,834
Yellow Hat, Ltd.	10,700	161,616
Yodogawa Steel Works, Ltd.	70,000	239,106
Yokogawa Bridge Holdings Corp.	17,000	155,722
Yokohama Reito Co., Ltd. (c)	24,700	173,539
Yokowo Co., Ltd.	7,900	36,854
Yomeishu Seizo Co., Ltd.	6,000	50,575
Yomiuri Land Co., Ltd.	21,000	78,366
Yondenko Corp.	12,000	47,282
Yonekyu Corp.	10,400	88,177
Yonex Co., Ltd.	5,900	32,963
Yorozu Corp.	8,200	120,832
Yoshinoya Holdings Co., Ltd.	203	247,973
Yuasa Trading Co., Ltd. (c)	85,000	151,440
Yuken Kogyo Co., Ltd.	16,000	27,373
Yuki Gosei Kogyo Co., Ltd.	6,000	16,212
Yukiguni Maitake Co., Ltd.	7,600	23,558
Yurtec Corp.	21,000	74,006
Yusen Air & Service Co., Ltd.	10,600	105,825
Yushin Precision Equipment Co., Ltd.	4,900	95,239
Yushiro Chemical Industry Co., Ltd.	4,900	51,631
Zappallas, Inc.	49	47,377
Zenrin Co., Ltd.	13,500	174,520
Zensho Co., Ltd. (c)	31,200	359,183
ZERIA Pharmaceutical Co., Ltd.	8,000	132,247
Zojirushi Corp.	9,000	28,561
Zuken, Inc.	7,200	48,077

		174,112,612

Netherlands—2.0%
Aalberts Industries NV	48,516	1,025,634
Accell Group NV	11,091	195,136
AMG Advanced Metallurgical Group NV (a) (c)	17,035	146,762
Amsterdam Commodities NV	8,618	158,528
APERAM (c)	33,328	505,124
Arcadis NV	29,825	698,859
ASM International NV	23,464	858,927
Ballast Nedam	413	5,340
BE Semiconductor Industries NV	23,461	178,953
Beter BED Holding NV	10,318	181,013

Netherlands—(Continued)
BinckBank NV (c)	39,299	$323,063
Brunel International NV	5,868	283,990
CSM NV	41,849	899,922
Delta Lloyd NV	36,829	612,923
DOCdata NV	1,934	33,402
Exact Holding NV (c)	7,888	166,657
Grontmij (a)	35,808	136,068
Heijmans NV	9,895	93,241
Hunter Douglas NV	2,216	86,102
ICT Automatisering NV	1,424	5,966
Imtech NV	38,313	895,912
Kardan NV (c)	13,562	14,344
KAS Bank NV	6,975	70,941
Kendrion NV	4,153	87,692
Koninklijke BAM Groep NV (c)	183,068	797,497
Koninklijke Wessanen NV (c)	49,214	142,393
LBi International NV (a)	59,100	224,211
Macintosh Retail Group NV	6,796	80,143
Mediq NV	37,698	641,272
Nederland Apparatenfabriek	2,261	88,538
Nutreco Holdings NV	16,868	1,442,273
Ordina NV (a)	31,696	46,928
PostNL NV	219,352	865,042
SBM Offshore NV (a)	50,336	713,434
Sligro Food Group NV	13,645	392,897
SNS Reaal NV (a) (c)	105,329	146,020
Telegraaf Media Groep NV	7,444	79,082
Ten Cate NV	20,330	533,971
TKH Group NV	23,125	589,817
TomTom NV (a) (c)	76,476	391,929
Unit 4 Agresso NV	15,893	480,943
USG People NV	43,376	347,685
Van Lanschot NV	45	835
Xeikon NV (a)	10,815	47,774

		15,717,183

New Zealand—0.9%
Abano Healthcare Group, Ltd.	880	4,531
Air New Zealand, Ltd.	170,907	183,274
Auckland International Airport, Ltd.	341,979	756,241
Briscoe Group, Ltd.	8,256	14,943
Cavalier Corp., Ltd. (a)	7,259	10,139
Chorus, Ltd.	101,896	248,566
Ebos Group, Ltd.	28,682	196,905
Fisher & Paykel Healthcare Corp., Ltd.	218,454	447,924
Freightways, Ltd.	79,074	279,046
Hallenstein Glasson Holdings, Ltd.	15,915	68,956
Heartland New Zealand, Ltd.	72,313	41,426
Infratil, Ltd.	399,354	748,050
Mainfreight, Ltd. (c)	35,762	347,231
Methven, Ltd.	19,898	22,714
Michael Hill International, Ltd.	68,524	69,687
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	10,466
New Zealand Oil & Gas, Ltd.	178,730	130,027
Nuplex Industries, Ltd. (c)	101,830	267,698

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—(Continued)
NZX, Ltd.	130,860	$131,035
Opus International Consultants, Ltd.	4,000	6,656
PGG Wrightson, Ltd. (a)	58,545	21,351
Pike River Coal, Ltd. (a) (b)	82,575	0
Port of Tauranga, Ltd.	38,167	416,067
Pumpkin Patch, Ltd. (a)	6,972	7,732
Rakon, Ltd. (a)	61,576	18,821
Restaurant Brands New Zealand, Ltd. (c)	46,616	102,182
Rubicon, Ltd. (a)	9,922	2,391
Ryman Healthcare, Ltd.	140,150	528,298
Sanford, Ltd.	314	1,117
Skellerup Holdings, Ltd.	24,990	32,919
Sky City Entertainment Group, Ltd.	290,907	913,429
Sky Network Television, Ltd. (c)	103,256	419,804
The New Zealand Refining Co., Ltd.	27,432	58,170
The Warehouse Group, Ltd.	53,130	131,303
Tower, Ltd.	97,234	156,162
TrustPower, Ltd.	13,980	97,726
Vector, Ltd.	163,940	370,671
Xero, Ltd. (a)	16,739	105,239

		7,368,897

Norway—1.1%
ABG Sundal Collier Holdings ASA	167,319	130,010
Algeta ASA (a) (c)	14,218	399,301
Archer, Ltd. (a) (c)	40,112	33,389
Atea ASA	37,179	402,752
Austevoll Seafood ASA	48,445	248,254
Bakkafrost P/F	8,613	93,370
Bionor Pharma ASA (a) (c)	16,875	7,834
Bonheur ASA	2,731	67,015
BW Offshore, Ltd.	176,208	163,488
BWG Homes ASA (a)	34,975	75,983
Cermaq ASA	32,403	489,488
Clavis Pharma ASA (a)	15,618	21,942
Copeinca ASA	14,327	105,714
Deep Sea Supply plc (a)	53,588	95,907
Dockwise, Ltd. (a) (c)	8,101	196,831
DOF ASA (a) (c)	26,204	127,669
Ekornes ASA	11,731	195,627
Electromagnetic GeoServices ASA (a) (c)	82,083	194,159
Eltek ASA (a)	122,435	87,653
Evry ASA	25,788	40,989
Farstad Shipping ASA	5,883	138,666
Frontline, Ltd. (a) (c)	36,608	121,681
Ganger Rolf ASA (c)	7,335	166,152
Golden Ocean Group, Ltd.	173,259	122,293
Grieg Seafood ASA (a)	10,176	22,692
Hoegh LNG Holdings, Ltd. (a)	3,317	27,990
Hurtigruten ASA (a)	79,346	43,115
Kongsberg Automotive ASA (a)	197,413	52,988
Kvaerner ASA	92,750	271,654
Leroy Seafood Group ASA	9,723	228,843
Morpol ASA (a)	29,119	59,594
Nordic Semiconductor ASA (a) (c)	76,341	200,743
Norske Skogindustrier ASA (a) (c)	101,549	72,549

Norway—(Continued)
Northern Offshore, Ltd.	47,579	$85,388
Norwegian Air Shuttle AS (a)	12,510	324,623
Norwegian Energy Co. AS (a)	126,309	86,586
Odfjell SE (Series A) (a)	1,800	7,826
Olav Thon Eindom A/S	19	3,044
Opera Software ASA (c)	35,363	202,194
Panoro Energy ASA (a)	64,409	31,728
PhotoCure ASA (a)	3,721	25,641
Pronova BioPharma AS	91,926	204,948
ProSafe SE (c)	46,555	400,402
Q-Free ASA (a)	24,256	83,399
Renewable Energy Corp. (a) (c)	103,701	20,018
Salmar ASA (a)	8,438	67,940
Scana Industrier ASA (a)	88,719	19,574
Sevan Marine ASA (a)	19,916	72,865
Siem Offshore, Inc. (a)	86,433	119,230
Solstad Offshore ASA	6,243	112,328
Songa Offshore SE (a) (c)	82,163	110,944
SpareBank 1 SMN	51,945	325,436
SpareBank 1 SR Bank ASA	5,817	39,021
Stolt-Nielsen, Ltd.	6,625	137,561
Tomra Systems ASA	67,216	607,628
TTS Group ASA	18,359	31,016
Veidekke ASA	57,200	453,596
Wilh Wilhelmsen ASA	16,760	150,732
Wilh Wilhelmsen Holding ASA	5,524	157,568

		8,587,571

Portugal—0.5%
Altri SGPS S.A.	70,454	146,909
Banco BPI S.A. (a) (c)	241,547	306,359
Banco Comercial Portugues S.A. (c)	4,777,480	473,426
Banco Espirito Santo S.A. (c)	706,931	853,394
Banco International Do Funchal S.A. (a) (c)	45,433	8,756
EDP Renovaveis S.A. (a)	12,161	64,850
Inapa-Invest Particip Gesta (a)	63,187	9,931
Mota Engil SGPS S.A.	40,942	84,705
Novabase SGPS S.A.	7,827	23,687
Portucel Empresa Produtora de Pasta e Papel S.A.	135,397	402,228
REN - Redes Energeticas Nacionais S.A. (c)	133,701	362,040
S.A.G GEST-Solucoes Automovel Globais SGPS S.A. (a)	14,436	6,182
Semapa-Sociedade de Investimento e Gestao	47,039	358,513
Sonae Industria SGPS S.A. (a)	24,230	15,810
Sonae SGPS S.A.	597,292	546,940
Sonaecom SGPS S.A.	78,934	155,262
Teixeira Duarte S.A.	103,277	43,882
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	93,729	369,569

		4,232,443

Singapore—1.9%
Abterra, Ltd. (a)	40,720	24,420
Amtek Engineering, Ltd.	132,000	53,915
Armstrong Industrial Corp., Ltd.	113,000	24,372

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
ASL Marine Holdings, Ltd.	105,000	$58,157
Ausgroup, Ltd.	267,000	112,538
Baker Technology, Ltd.	166,000	44,621
Banyan Tree Holdings, Ltd. (c)	155,000	81,195
Biosensors International Group, Ltd. (a) (c)	395,000	392,723
Bonvests Holdings, Ltd.	18,000	16,668
Boustead Singapore, Ltd.	137,000	113,967
Breadtalk Group, Ltd.	82,000	45,708
Broadway Industrial Group, Ltd.	138,000	35,497
Bukit Sembawang Estates, Ltd.	67,000	370,994
Bund Center Investment, Ltd.	552,000	90,414
CH Offshore, Ltd.	157,000	62,776
China Aviation Oil Singapore Corp., Ltd.	123,000	101,458
China Energy, Ltd. (a)	316,000	17,105
China Merchants Holdings Pacific, Ltd.	3,000	1,858
Chip Eng Seng Corp., Ltd.	294,000	145,250
Chuan Hup Holdings, Ltd.	125,000	26,873
Cosco Corp. Singapore, Ltd. (c)	453,000	336,540
Creative Technology, Ltd.	22,600	56,777
CSC Holdings, Ltd.	175,000	15,922
CSE Global, Ltd.	267,000	171,967
CWT, Ltd.	94,000	94,478
Datapulse Technology, Ltd.	37,000	6,052
Delong Holdings, Ltd.	91,000	23,094
DMX Technologies Group, Ltd.	84,000	15,208
Dyna-Mac Holdings, Ltd.	122,000	48,589
Eu Yan Sang International, Ltd.	90,000	43,973
Ezion Holdings, Ltd. (c)	339,000	473,033
Ezra Holdings, Ltd. (c)	399,799	378,377
Falcon Energy Group, Ltd.	116,000	22,980
Far East Orchard, Ltd.	89,255	161,192
FJ Benjamin Holdings, Ltd.	106,000	27,543
Food Empire Holdings, Ltd.	43,000	20,151
Fragrance Group, Ltd.	1,352,000	289,501
Freight Links Express Holdings, Ltd.	463,947	26,348
Gallant Venture, Ltd. (a)	435,000	102,531
GK Goh Holdings, Ltd.	12,000	7,666
GMG Global, Ltd.	1,318,000	144,724
Goodpack, Ltd.	141,000	212,665
GP Batteries International, Ltd.	21,000	16,719
Guocoland, Ltd. (c)	52,000	102,612
GuocoLeisure, Ltd. (c)	306,000	165,158
Guthrie GTS, Ltd.	178,000	96,792
HanKore Environment Tech Group, Ltd. (a)	157,000	5,699
Hanwell Holdings, Ltd.	19,000	4,157
Healthway Medical Corp., Ltd.	438,750	33,869
HG Metal Manufacturing, Ltd.	460,000	31,765
Hi-P International, Ltd.	125,000	79,969
Hiap Seng Engineering, Ltd.	61,500	15,554
Ho Bee Investment, Ltd. (c)	153,000	241,594
Hong Fok Corp., Ltd. (c)	198,400	95,123
Hong Leong Asia, Ltd.	74,000	102,340
Hotel Grand Central, Ltd.	1,000	758
Hotel Properties, Ltd.	125,000	309,754
HTL International Holdings, Ltd.	69,000	17,854
HupSteel, Ltd.	111,000	17,061
HWA Hong Corp., Ltd.	88,000	25,093

Singapore—(Continued)
Hyflux, Ltd. (c)	248,500	$261,392
Indofood Agri Resources, Ltd. (c)	245,000	269,988
Innopac Holdings, Ltd. (a)	242,000	15,123
InnoTek, Ltd.	88,000	24,933
Interra Resources, Ltd. (a)	72,000	24,153
IPC Corp., Ltd.	296,000	34,788
Jaya Holdings, Ltd.	154,000	83,686
JES International Holdings, Ltd. (a)	155,000	25,517
Jiutian Chemical Group, Ltd. (a)	213,000	8,742
K-Green Trust	103,000	87,008
K1 Ventures, Ltd.	483,000	59,355
Keppel Telecommunications & Transportation, Ltd.	67,000	75,197
LC Development, Ltd.	204,200	25,372
Li Heng Chemical Fibre Technologies, Ltd.	309,000	32,363
Lian Beng Group, Ltd.	191,000	63,885
Low Keng Huat Singapore, Ltd.	112,000	53,817
Lum Chang Holdings, Ltd.	115,000	30,254
M1, Ltd.	170,000	377,648
Manhattan Resources, Ltd.	83,000	35,414
Memstar Technology, Ltd.	521,000	37,709
Mercator Lines Singapore, Ltd.	70,000	7,353
Metro Holdings, Ltd.	199,600	135,330
Mewah International, Inc. (c)	76,000	34,364
Midas Holdings, Ltd. (c)	675,000	235,343
Nam Cheong, Ltd.	436,000	95,542
Nera Telecommunications, Ltd.	29,000	11,807
NSL, Ltd.	15,000	17,596
Oceanus Group, Ltd.	901,000	24,625
OKP Holdings, Ltd.	17,000	7,143
OSIM International, Ltd. (c)	109,000	154,988
Otto Marine, Ltd. (c)	522,000	38,439
Overseas Union Enterprise, Ltd. (c)	16,000	36,641
Pan Pacific Hotels Group, Ltd.	84,000	161,460
Pan-United Corp., Ltd.	130,000	83,153
Petra Foods, Ltd.	120,000	339,939
Popular Holdings, Ltd.	192,000	37,305
QAF, Ltd.	118,492	75,087
Raffles Education Corp., Ltd. (c)	470,374	132,501
Raffles Medical Group, Ltd.	66,207	141,966
Riverstone Holdings, Ltd.	20,000	7,391
Rotary Engineering, Ltd.	128,000	47,054
Roxy-Pacific Holdings, Ltd. (c)	159,000	73,766
Sapphire Corp., Ltd.	26,000	2,717
SBS Transit, Ltd.	40,500	49,618
SC Global Developments, Ltd. (c)	115,000	172,252
See Hup Seng, Ltd.	163,000	26,697
Sheng Siong Group, Ltd. (c)	76,000	33,005
Sim Lian Group, Ltd.	121,500	75,799
Sinarmas Land, Ltd.	814,000	223,375
Sing Holdings, Ltd.	19,000	6,604
Singapore Post, Ltd. (c)	626,544	589,796
Singapore Reinsurance Corp., Ltd.	1,000	210
Sinostar PEC Holdings, Ltd. (a)	43,000	3,872
Spice i2i, Ltd. (a)	1,741,000	31,616
Stamford Land Corp., Ltd.	304,000	143,987
STX OSV Holdings, Ltd. (c)	289,000	311,430

*See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
Sunningdale Tech, Ltd.	200,000	$20,631
SunVic Chemical Holdings, Ltd.	143,000	51,849
Super Group, Ltd.	100,000	266,189
Swiber Holdings, Ltd. (c)	319,000	160,468
Tat Hong Holdings, Ltd.	136,000	151,817
Technics Oil & Gas, Ltd.	85,000	73,308
Thakral Corp., Ltd.	197,000	4,886
The Hour Glass, Ltd.	43,000	59,637
Tiger Airways Holdings, Ltd. (a) (c)	145,500	85,970
Tiong Woon Corp. Holding, Ltd.	175,250	43,757
Transcu Group, Ltd. (a)	388,000	3,608
Triyards Holdings, Ltd. (a)	39,979	24,808
Tuan Sing Holdings, Ltd. (c)	384,657	106,280
UMS Holdings, Ltd.	116,000	39,584
United Engineers, Ltd.	122,000	337,919
United Envirotech, Ltd.	170,000	69,868
United Fiber System, Ltd. (a)	426,950	15,918
United Overseas Insurance, Ltd.	4,000	12,525
UOB-Kay Hian Holdings, Ltd.	177,000	236,641
Venture Corp., Ltd.	133,000	879,971
Vicom, Ltd.	2,000	8,006
WBL Corp, Ltd.	31,000	100,994
Wheelock Properties S, Ltd.	104,000	170,822
Wing Tai Holdings, Ltd.	150,621	230,798
Yeo Hiap Seng, Ltd.	19,712	46,844
YHI International, Ltd.	78,000	20,304
Yongnam Holdings, Ltd. (c)	750,000	147,575

		14,428,783

Spain—1.7%
Abengoa S.A. (c)	20,451	64,909
Abengoa SA (a) (c)	81,804	260,385
Acciona S.A.	4,883	370,288
Acerinox S.A.	47,353	522,410
Adveo Group International S.A.	5,653	85,617
Almirall S.A.	34,311	337,085
Amper S.A. (a)	11,902	25,305
Antena 3 de Television S.A.	35,378	182,731
Azkoyen S.A. (a) (c)	1,608	2,864
Banco Espanol de Credito S.A. (c)	8,661	40,745
Banco Popular Espanol S.A.	58,032	44,721
Bankinter S.A. (c)	136,629	570,217
Baron de Ley (a)	1,446	86,849
Bolsas y Mercados Espanoles (c)	31,742	767,240
Caja de Ahorros del Mediterraneo (b) (c)	14,621	0
Campofrio Alimentacion S.A. (a)	11,649	74,799
Cementos Portland Valderrivas S.A. (a) (c)	7,045	27,128
Cie Automotive S.A.	19,638	133,120
Codere S.A. (a) (c)	11,050	54,260
Construcciones y Auxiliar de Ferrocarriles S.A.	858	395,372
Deoleo S.A. (a)	175,831	63,717
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,678	26,123
Duro Felguera S.A.	44,406	284,317
Ebro Puleva S.A.	40,832	823,019
Elecnor S.A.	8,602	108,143

Spain—(Continued)
Ence Energia Y Celulousa S.A.	100,498	$288,191
Ercros S.A. (a)	60,314	31,858
Faes Farma S.A.	110,441	242,184
Fersa Energias Renovables S.A.	8,580	3,891
Fluidra S.A.	8,412	24,918
Fomento de Construcciones y Contratas S.A. (c)	17,778	220,146
Gamesa Corp. Tecnologica S.A. (c)	76,395	169,008
Grupo Catalana Occidente S.A.	26,168	477,609
Grupo Ezentis S.A. (a)	146,987	30,332
Iberpapel Gestion S.A.	77	1,349
Immobiliaria Colonial S.A. (a)	10,263	21,739
Indra Sistemas S.A. (c)	45,716	613,875
Jazztel plc (a)	88,160	611,437
La Seda de Barcelona S.A. (a)	17,018	21,155
Laboratorios Farmaceuticos Rovi S.A.	7,875	54,196
Mediaset Espana Comunicacion S.A. (c)	80,927	557,261
Melia Hotels International S.A.	33,769	259,505
Miquel y Costas & Miquel S.A.	5,284	140,931
Natra S.A. (a)	7,533	8,765
Natraceutical S.A. (a)	55,038	9,364
NH Hoteles S.A.	60,216	206,989
Obrascon Huarte Lain S.A.	20,932	608,013
Papeles y Cartones de Europa S.A.	17,114	46,084
Pescanova S.A.	7,446	137,926
Prim S.A.	3,013	20,853
Promotora de Informaciones S.A. (a) (c)	112,904	35,285
Prosegur Cia de Seguridad S.A.	89,130	523,378
Realia Business S.A. (a)	74,911	73,722
Sacyr Vallehermoso S.A. (a)	65,762	149,258
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a)	34,412	29,065
Solaria Energia y Medio Ambiente S.A. (a)	19,439	18,054
Tecnicas Reunidas S.A.	14,104	655,868
Telecomunicaciones y Energia	13,592	18,986
Tubacex S.A. (a)	62,559	166,151
Tubos Reunidos S.A.	63,692	152,074
Vidrala S.A.	9,644	266,566
Viscofan S.A.	20,350	1,135,448
Vocento S.A. (a)	5,362	7,255
Vueling Airlines S.A.	8,642	83,050
Zeltia S.A. (a) (c)	94,134	154,843

		13,627,946

Sweden—3.8%
AarhusKarlshamn AB	14,131	601,201
Acando AB	32,257	75,807
Active Biotech AB (a) (c)	23,620	199,751
AddNode AB	1,849	10,394
AddTech AB	10,676	305,018
AF AB	19,509	468,287
Alliance Oil Co., Ltd. (a) (c)	36,705	301,292
Arise Windpower AB (a)	3,019	11,445
Atrium Ljungberg AB	3,824	50,871
Avanza Bank Holding AB (c)	9,976	202,776
Axfood AB (c)	11,896	450,460

*See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Axis Communications AB (c)	20,453	$558,906
B&B Tools AB	12,242	123,634
BE Group AB	31,085	79,655
Beijer AB G&L	6,355	106,354
Beijer Alma AB	10,939	195,433
Beijer Electronics AB	5,229	50,126
Betsson AB (a)	14,686	455,635
Bilia AB	10,743	155,002
Billerud AB	58,189	553,681
BillerudKorsnas AB (a) (c)	29,094	272,904
BioGaia AB	7,656	206,711
Biotage AB	12,047	15,337
Bjoern Borg AB	9,936	53,464
Bure Equity AB	37,705	127,179
Byggmax Group AB	19,874	88,633
Castellum AB	88,397	1,256,740
CDON Group AB (a) (c)	33,105	203,872
Cision AB	2,371	19,583
Clas Ohlson AB	19,084	254,037
Concentric AB	32,613	282,199
Concordia Maritime AB	4,217	6,605
Connecta AB	4,752	34,587
Dios Fastigheter AB	4,900	26,390
Doro AB	8,437	31,764
Duni AB	18,880	172,319
East Capital Explorer AB	7,088	53,358
Enea AB (a)	5,311	33,264
Eniro AB (a) (c)	55,843	95,486
Fabege AB (c)	79,503	804,723
Fagerhult AB	2,130	54,649
Fastighets AB Balder (a)	36,044	207,154
Fenix Outdoor AB	384	10,475
Gunnebo AB	21,623	81,761
Hakon Invest AB	29,249	531,765
Haldex AB (c)	33,062	170,413
Hexpol AB (c)	11,357	600,336
HIQ International AB	34,294	189,932
HMS Networks AB	709	12,259
Hoganas AB	14,670	562,379
Holmen AB (Series B)	32,135	955,974
Hufvudstaden AB (c)	15,492	196,488
Husqvarna AB (Series A)	9,289	56,449
Husqvarna AB (Series B) (c)	203,271	1,232,176
Industrial & Financial Systems	11,624	185,276
Indutrade AB	6,991	211,602
Intrum Justitia AB	33,868	506,618
JM AB	47,411	849,127
KappAhl AB (a) (c)	63,130	41,743
KappAhl Holding AB (a) (c)	63,130	42,502
Klovern AB	22,837	89,947
KNOW IT AB	10,654	76,438
Kungsleden AB (c)	64,238	352,221
Lagercrantz AB	9,342	101,179
Lindab International AB	46,206	306,803
Loomis AB	39,066	627,918
Meda AB	104,406	1,076,032
Medivir AB (a) (c)	16,404	173,764

Sweden—(Continued)
Mekonomen AB	8,305	$264,570
Micronic Laser Systems AB (a)	46,878	73,870
MQ Holding AB	9,112	24,207
NCC AB	3,116	65,541
NCC AB (Series B) (c)	45,222	952,710
Nederman Holding AB	932	19,678
Net Entertainment NE AB	16,258	200,915
Net Insight AB (a)	143,837	34,344
New Wave Group AB (c)	27,702	107,874
Nibe Industrier AB (c)	40,031	579,234
Nobia AB	90,272	367,281
Nolato AB	12,091	146,134
Nordic Mines AB (a)	2,720	827
Nordnet AB	50,893	132,467
OEM International AB	498	5,134
Orexo AB (a)	5,087	39,130
Oriflame Cosmetics S.A. (c)	18,253	582,853
PA Resources AB (a) (c)	274,596	8,324
Peab AB (c)	83,795	401,693
Pricer AB	57,101	78,039
Proact IT Group AB	4,203	66,676
Probi AB	2,989	20,365
Proffice AB	32,500	111,568
RaySearch Laboratories AB (a)	6,806	21,677
ReadSoft AB	5,293	17,420
Rederi AB Transatlantic (a)	6,507	5,019
Rezidor Hotel Group AB (a)	41,212	147,418
rnb Retail and Brands AB (a)	29,440	6,478
Saab AB	27,146	566,265
Sagax AB	1,314	38,045
SAS AB (a) (c)	78,024	95,518
Sectra AB	2,471	16,357
Securitas AB	66,271	582,138
Semcon AB (a)	8,454	62,773
SkiStar AB (c)	12,482	165,167
SSAB AB (Series A) (c)	81,166	715,729
SSAB AB (Series B)	42,707	319,395
Studsvik AB	3,095	14,081
Sweco AB	18,222	204,069
Swedish Orphan Biovitrum AB (a)	70,526	398,382
Systemair AB	5,634	75,549
TradeDoubler AB	21,483	41,951
Transmode Holding AB	1,193	13,329
Trelleborg AB	131,495	1,640,576
Unibet Group plc	16,402	523,524
Vitrolife AB	7,246	44,704
Wallenstam AB	46,001	565,046
Wihlborgs Fastigheter AB	34,090	535,629
Xvivo Perfusion AB (a)	7,246	22,301

		29,620,237

Switzerland—4.7%
Acino Holding AG	2,116	254,886
Advanced Digital Broadcast Holdings S.A. (a)	557	7,806
AFG Arbonia-Forster Holding (a)	8,523	216,457
Allreal Holding AG	6,424	993,112

*See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
APG SGA S.A.	761	$167,086
Ascom Holding AG	14,464	140,027
Austriamicrosystems AG	5,826	624,784
Autoneum Holding AG (a)	1,309	63,487
Bachem Holding AG (c)	1,972	78,778
Baloise Holdings AG	1,153	100,621
Bank Coop AG	3,124	185,166
Banque Cantonale de Geneve	237	53,782
Banque Privee Edmond de Rothschild S.A.	3	59,913
Basilea Pharmaceutica, Ltd. (a) (c)	3,900	190,842
Belimo Holding AG	239	462,276
Bell Holding AG	74	162,300
Bellevue Group AG	2,584	25,978
Berner Kantonalbank AG	1,995	554,206
BKW S.A.	6,162	213,140
Bobst Group AG (a)	5,436	154,898
Bossard Holding AG	1,285	188,054
Bucher Industries AG	2,972	587,990
Burckhardt Compression Holding AG	1,496	490,662
Burkhalter Holding AG (a)	268	93,251
Carlo Gavazzi Holding AG	71	15,219
Centralschweizerische Kraftwerke AG	189	68,638
Cham Paper Holding AG (a)	169	28,984
Charles Voegele Holding AG (a)	4,263	77,202
Cicor Technologies (a)	644	20,474
Clariant AG	134,925	1,838,513
Coltene Holding AG	1,860	62,583
Compagnie Financiere Tradition S.A.	826	45,166
Conzzeta AG	47	85,533
Cosmo Pharmaceuticals S.p.A. (a)	632	21,450
Daetwyler Holding AG	3,203	302,211
Dufry AG (a)	8,674	1,147,771
EFG International AG	27,485	269,413
Emmi AG	1,190	300,066
EMS-Chemie Holding AG	37	8,727
Energiedienst Holding AG	3,017	130,392
Flughafen Zuerich AG	1,943	900,072
Forbo Holding AG	1,023	655,460
Galenica AG	2,405	1,395,741
GAM Holding, Ltd.	115,271	1,584,052
Gategroup Holding AG (a)	14,867	391,436
Georg Fischer AG	2,283	920,119
Gurit Holding AG	212	84,665
Helvetia Holding AG	3,212	1,220,142
Huber & Suhner AG	6,932	332,042
Implenia AG (a)	7,333	319,734
Inficon Holding AG	797	191,138
Interroll Holding AG	265	96,838
Intershop Holding AG	600	213,488
Jungfraubahn Holding AG	85	5,900
Kaba Holding AG	1,260	534,139
Kardex AG (a)	3,022	80,735
Komax Holding AG	2,284	177,550
Kudelski S.A.	24,289	254,312
Kuoni Reisen Holding AG	2,197	658,734
LEM Holding S.A.	293	161,713
Liechtensteinische Landesbank AG	2,166	69,105

Switzerland—(Continued)
LifeWatch AG (a)	4,907	$39,882
Logitech International S.A. (a) (c)	84,871	647,085
Lonza Group AG	26,759	1,447,330
Luzerner Kantonalbank AG	1,448	531,302
MCH Group AG	684	41,074
Metall Zug AG	64	135,576
Meyer Burger Technology AG (a) (c)	23,582	175,911
Micronas Semiconductor Holding AG (a)	16,260	148,561
Mikron Holding AG (a)	474	2,595
Mobilezone Holding AG	15,293	161,947
Mobimo Holding AG (a)	3,270	783,444
Myriad Group AG (a) (c)	18,675	49,381
Nobel Biocare Holding AG	57,298	487,678
OC Oerlikon Corp. AG (a)	101,100	1,158,374
Orascom Development Holding AG (a)	2,069	28,598
Orell Fuessli Holding AG	428	43,323
Orior AG (a)	1,953	109,199
Panalpina Welttransport Holding AG	5,987	608,668
Phoenix Mecano AG	345	162,321
PSP Swiss Property AG	2,635	250,071
PubliGroupe AG	910	143,166
Rieter Holding AG (a)	1,772	314,031
Romande Energie Holding S.A.	125	145,823
Schaffner Holding AG	238	60,408
Schmolz & Bickenback AG	19,416	61,914
Schweiter Technologies AG	532	304,499
Schweizerische National-Versicherungs-Gesellschaft	8,748	388,330
Siegfried Holding AG	1,774	221,529
St. Galler Kantonalbank	1,433	589,895
Straumann Holding AG (c)	2,885	356,582
Swiss Life Holding AG (a)	12,706	1,695,791
Swisslog Holding AG	139,223	179,184
Swissquote Group Holding S.A.	5,895	185,696
Tamedia AG	904	101,285
Tecan Group AG (c)	5,982	501,293
Temenos Group AG (a) (c)	32,522	573,282
Tornos S.A. (a)	3,719	23,339
U-Blox AG (a)	2,789	119,336
Valiant Holding	7,115	682,107
Valora Holding AG	1,639	332,012
Vaudoise Assurances Holding S.A.	581	187,067
Verwaltungs- und Privat-Bank AG	2,343	166,124
Vetropack Holding AG	125	230,372
Von Roll Holding AG (a) (c)	24,766	55,526
Vontobel Holding AG	11,662	360,084
VZ Holding AG	490	61,803
Walliser Kantonalbank	137	131,072
Walter Meier AG	308	79,763
Ypsomed Holding AG (a) (c)	2,012	123,328
Zehnder Group AG	5,236	254,124
Zueblin Immobilien Holding AG (a)	20,587	60,850
Zug Estates Holding AG (a)	71	93,264
Zuger Kantonalbank AG	65	342,307

		36,876,465

*See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—21.8%
4imprint Group plc	6,953	$40,433
888 Holdings plc (a)	66,302	129,207
A.G. Barr plc (c)	49,005	393,794
Acal plc	9,528	29,985
Aegis Group plc	334,975	1,279,847
Afren plc (a)	557,996	1,223,436
African Barrick Gold plc	30,782	226,426
Aga Rangemaster Group plc	12,636	14,764
Air Partner plc	992	4,886
Alent plc (a)	143,370	719,187
Amlin plc	302,061	1,834,960
Anglo Pacific Group plc	29,836	131,409
Anglo-Eastern Plantations plc	4,252	47,428
Anite plc (c)	150,636	347,463
Ashmore Group plc	115,107	665,585
Ashtead Group plc	288,080	2,044,220
Atkins WS plc	76,087	930,292
Aveva Group plc	36,046	1,281,803
Avon Rubber plc	12,592	75,494
AZ Electronic Materials S.A.	22,266	127,694
Babcock International Group plc	61,959	961,525
Balfour Beatty plc	331,723	1,482,418
Barratt Developments plc (a)	470,342	1,590,861
BBA Avation plc	288,870	1,045,330
Beazley plc	386,682	1,114,821
Bellway plc	82,065	1,394,959
Berendsen plc	106,561	1,015,042
Berkeley Group Holdings plc	70,062	2,047,241
Betfair Group plc	27,897	312,717
Bioquell plc	5,000	12,506
Bloomsbury Publishing plc	30,485	57,556
Bodycote plc	113,786	843,906
Booker Group plc	525,868	841,248
Boot Henry plc	666	1,480
Bovis Homes Group plc	88,574	829,224
Braemar Shipping Services plc	6,013	37,275
Brammer plc	34,118	173,227
Brewin Dolphin Holdings plc	139,578	479,330
British Polythene Industries	9,775	62,884
Britvic plc	142,790	945,983
BTG plc (a)	147,759	800,183
Bwin.Party Digital Entertainment plc (c)	248,132	449,217
Cable & Wireless Communications plc	1,218,734	701,033
Cairn Energy plc (a)	174,586	764,842
Camellia plc	24	3,916
Cape plc	57,741	198,689
Capital & Counties Properties plc	107,134	422,220
Capital & Regional plc (a)	37,528	17,215
Carclo plc	16,990	113,785
Carillion plc (c)	238,276	1,249,737
Carpetright plc (a)	22,006	244,437
Carr’s Milling Industries plc	894	15,734
Castings plc	1,484	7,845
Catlin Group, Ltd.	266,277	2,151,962
Centamin plc (a)	239,434	153,945
Centaur Media plc	92,526	69,215
Charles Stanley Group plc	548	2,674

United Kingdom—(Continued)
Charles Taylor Consulting plc	428	$1,167
Chemring Group plc	98,395	368,800
Chesnara plc	41,950	132,689
Chime Communications plc	23,457	86,294
Cineworld Group plc	51,940	220,511
Clarkson plc	1,692	33,486
Close Brothers Group plc	98,159	1,378,351
Cobham plc	456,493	1,660,158
Colt Telecom Group S.A. (a)	208,005	327,395
Communisis plc	5,198	3,316
Computacenter plc	54,448	384,173
Consort Medical plc	18,608	233,540
Costain Group plc (c)	10,772	44,865
Cranswick plc (c)	29,575	409,024
Creston plc	5,272	6,704
CSR plc	122,475	665,081
Daily Mail & General Trust (c)	156,527	1,405,152
Dairy Crest Group plc (c)	83,632	520,284
Darty plc (c)	173,413	160,447
De La Rue plc	53,928	795,948
Debenhams plc	788,181	1,463,195
Dechra Pharmaceuticals plc	35,785	349,756
Development Securities plc	44,585	105,663
Devro plc	84,482	429,478
Dialight plc	14,199	245,407
Dignity plc	33,707	582,805
Diploma plc	66,306	596,244
Dixons Retail plc (a)	2,176,730	1,009,511
Domino Printing Sciences	70,471	669,223
Domino’s Pizza UK & IRL plc	64,450	527,608
Drax Group plc	193,155	1,708,469
DS Smith plc	529,602	1,769,386
Dunelm Group plc	11,505	134,557
E2V Technologies plc	61,165	122,587
easyJet plc (c)	93,444	1,174,761
Electrocomponents plc (c)	221,875	865,265
Elementis plc	255,861	970,407
EnQuest plc (a)	342,230	682,897
Enterprise Inns plc (a)	306,125	512,103
Essar Energy plc (a)	16,684	33,512
Euromoney Institutional Investor plc	20,461	290,661
Exillon Energy plc (a)	18,518	52,037
F&C Asset Management plc	295,113	491,354
Fenner plc	97,479	622,228
Ferrexpo plc	57,808	240,997
Fiberweb plc (c)	76,114	86,457
Fidessa Group plc	19,212	474,788
Filtrona plc	129,023	1,163,929
Findel plc (a)	177,073	26,737
FirstGroup plc	271,492	929,747
Fortune Oil plc	367,046	63,095
Fuller, Smith & Turner plc	6,712	83,012
Galliford Try plc	38,462	476,908
Gem Diamonds, Ltd. (a)	61,908	145,322
Genus plc (c)	36,981	846,866
Go-Ahead Group plc	18,760	389,015
Greencore Group plc (EUR)	204,608	340,255

*See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Greene King plc	107,732	$1,097,167
Greggs plc (c)	54,722	406,536
Halfords Group plc	115,745	628,212
Halma plc	198,998	1,499,724
Hansard Global plc	6,197	9,863
Hardy Oil & Gas plc (a)	14,946	21,358
Hargreaves Lansdown plc	121,563	1,350,831
Hays plc	644,027	865,090
Headlam Group plc	56,842	305,010
Helical Bar plc	61,441	231,521
Helphire plc (a)	40,476	1,442
Henderson Group plc	485,556	1,077,338
Heritage Oil plc (a) (c)	105,352	324,652
Hikma Pharmaceuticals plc (c)	82,141	1,028,006
Hill & Smith Holdings plc	42,153	276,601
Hilton Food Group, Ltd.	1,888	8,519
Hiscox, Ltd.	231,692	1,686,546
HMV Group plc (a) (c)	209,159	6,812
Hochschild Mining plc	69,571	540,570
Hogg Robinson Group plc	81,837	68,090
Home Retail Group plc (c)	383,206	790,902
Homeserve plc (c)	170,640	644,219
Hornby plc	1,884	2,177
Howden Joinery Group plc	345,962	982,327
Hunting plc (c)	60,412	789,185
Huntsworth plc	31,310	20,790
Hyder Consulting plc	16,592	108,349
ICAP plc	142,794	730,535
IG Group Holdings plc	146,431	1,072,117
Imagination Technologies Group plc (a)	65,593	425,323
Inchcape plc	216,462	1,522,711
Informa plc	293,165	2,168,822
Inmarsat plc	194,647	1,878,955
Innovation Group plc (a)	520,476	204,190
Intermediate Capital Group plc	56,516	296,896
International Ferro Metals, Ltd.	82,765	13,143
International Personal Finance plc	167,310	1,004,815
Interserve plc	82,100	521,805
Invensys plc	257,210	1,397,433
IP Group plc (a) (c)	134,473	262,804
ITE Group plc	123,011	493,669
James Fisher & Sons plc	16,166	212,486
Jardine Lloyd Thompson Group plc	80,781	1,059,709
JD Sports Fashion plc	9,241	102,860
JD Wetherspoon plc	61,195	525,663
JKX Oil & Gas plc (a) (c)	42,658	53,706
John Menzies plc	19,888	211,208
John Wood Group plc	140,393	1,658,836
Johnston Press plc (a) (c)	187,217	40,391
Jupiter Fund Management plc	117,117	543,584
Kcom Group plc	394,746	470,117
Keller Group plc	26,985	306,134
Kier Group plc	19,645	424,769
Kofax plc (a)	32,981	158,406
Ladbrokes plc (c)	533,684	1,711,147
Laird plc	156,521	519,294
Lamprell plc	113,934	173,810

United Kingdom—(Continued)
Lancashire Holdings, Ltd.	51,743	$652,113
Latchways plc	918	14,850
Laura Ashley Holdings plc	17,800	8,070
Lavendon Group plc	35,714	80,843
London Stock Exchange Group plc	62,061	1,084,040
Lonmin plc	96,448	451,665
Lookers plc	116,930	141,083
Low & Bonar plc	27,256	23,334
LSL Property Services plc	2,076	8,712
Man Group plc	12,009	16,103
Marshalls plc	62,241	97,932
Marston’s plc	379,392	745,981
Mcbride plc	112,043	243,225
Mears Group plc	50,306	268,885
Mecom Group plc	42,085	51,374
Meggitt plc	422,113	2,631,374
Melrose Industries plc	504,489	1,879,472
Michael Page International plc	131,245	847,668
Micro Focus International plc	77,075	742,339
Millennium & Copthorne Hotels plc	87,881	735,576
Mitchells & Butlers plc (a)	110,356	594,769
Mitie Group (c)	176,827	756,676
MJ Gleeson Group plc (a)	675	1,968
Mondi plc	141,780	1,529,231
Moneysupermarket.com Group plc	127,149	324,646
Morgan Crucible Co.	175,201	775,292
Morgan Sindall plc	15,921	130,510
Mothercare plc (c)	53,760	296,985
N. Brown Group plc	92,789	553,241
National Express Group plc	318,383	1,064,925
NCC Group plc	69,156	173,334
New World Resources plc	11,898	65,159
Northgate plc	48,287	244,081
Novae Group plc	15,990	103,411
Ocado Group plc (a) (c)	170,726	241,745
Optos plc (a)	18,011	49,086
Oxford Biomedica plc (a)	67,707	2,546
Oxford Instruments plc	26,744	625,353
Pace plc	164,234	509,677
PayPoint plc	30,239	405,931
Pendragon plc (a)	219,844	59,939
Pennon Group plc	145,591	1,482,749
Persimmon plc	199,016	2,628,246
Petra Diamonds, Ltd. (a)	34,837	63,263
Petroceltic International plc (a)	296,870	33,525
Petropavlovsk plc	81,003	487,384
Phoenix Group Holdings plc	9,830	88,607
Phoenix IT Group, Ltd.	21,830	66,761
Photo-Me International plc	13,571	14,136
Premier Farnell plc	194,041	620,751
Premier Foods plc (a) (c)	106,178	194,826
Premier Oil plc (a)	264,425	1,466,791
Provident Financial plc (c)	71,493	1,600,104
Punch Taverns plc (a)	291,265	37,691
PV Crystalox Solar plc (a)	94,168	17,458
PZ Cussons plc (c)	133,219	826,448
QinetiQ plc	338,186	993,216

*See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Quintain Estates & Development plc (a)	195,830	$166,496
Rank Group plc	15,306	36,016
Rathbone Brothers	24,973	527,392
Raven Russia, Ltd.	51,154	52,794
REA Holdings plc	1,120	7,797
Redrow plc (a)	148,362	411,593
Regus plc	350,864	633,163
Renishaw plc	21,312	721,021
Renold plc (a)	54,996	20,730
Renovo Group plc (a)	13,825	3,929
Rentokil Initial plc	820,161	1,300,957
Restaurant Group plc	119,275	766,611
Ricardo plc	8,470	51,543
Rightmove plc	51,550	1,187,442
RM plc	49,467	63,714
Robert Walters plc	16,972	54,210
Rotork plc	46,393	1,923,966
RPC Group plc	92,930	609,711
RPS Group plc	133,244	459,730
Safestore Holdings plc	117,836	207,452
Salamander Energy plc (a)	143,094	435,909
Savills plc	78,859	612,418
SDL plc	52,526	429,324
Senior plc	218,248	716,138
Sepura plc	11,245	17,261
Severfield-Rowen plc	37,540	58,894
Shanks Group plc	246,393	363,263
SIG plc	344,227	679,066
Smiths News plc	99,361	254,486
Soco International plc (a)	106,147	619,344
Spectris plc	75,025	2,513,060
Speedy Hire plc	220,789	140,038
Spirax-Sarco Engineering plc	42,679	1,604,603
Spirent Communications plc	344,790	847,418
Spirit Pub Co. plc	310,433	328,011
Sportech plc (a)	6,604	7,601
Sportingbet plc	47,180	41,044
Sports Direct International plc (a)	48,604	300,601
ST Modwen Properties plc	82,945	312,335
St. Ives plc	10,214	16,886
St. James’s Place plc	91,335	620,073
Stagecoach Group plc	210,474	1,040,102
Sthree plc	46,658	252,169
SuperGroup plc (a)	8,080	73,950
Synergy Health plc	30,007	532,083
Synthomer plc	154,465	481,285
T. Clarke plc	1,419	1,236
TalkTalk Telecom Group plc	188,301	729,330
Talvivaara Mining Co. plc (a)	40,983	69,071
Taylor Wimpey plc	1,648,812	1,796,816
Ted Baker plc	6,525	118,146
Telecity Group plc	44,375	581,729
Telecom Plus plc	26,316	400,083
The Vitec Group plc	11,459	118,481
Thomas Cook Group plc (a) (c)	569,043	450,515
Thorntons plc	20,000	13,117
Topps Tiles plc	106,295	87,256

United Kingdom—(Continued)
Torotrak plc (a)	15,625	$6,760
Travis Perkins plc	125,434	2,227,271
Tribal Group plc	19,145	32,051
Trinity Mirror plc (a)	174,518	269,139
TT electronics plc	95,954	221,224
TUI Travel plc (c)	208,335	969,531
Tullett Prebon plc	133,791	555,116
UK Mail Group plc	1,868	9,105
Ultra Electronics Holdings plc	12,832	343,476
Unite Group plc	128,010	575,482
United Business Media, Ltd.	130,376	1,506,121
United Drug plc	108,581	491,750
UTV Media plc	54,341	109,243
Vectura Group plc (a)	199,135	276,939
Vesuvius plc (c)	143,370	810,869
Victrex plc	43,917	1,185,233
Vislink plc	37,188	15,265
Volex Group plc (c)	14,989	23,343
VP plc	1,199	6,651
WH Smith plc	85,603	955,954
William Hill plc	427,789	2,429,683
Wincanton plc (a)	67,693	77,906
Wolfson Microelectronics plc (a)	84,440	273,079
Xaar plc	19,571	89,491
Xchanging plc (a)	144,207	293,696
XP Power, Ltd. (c)	3,554	59,366

		169,153,550

United States—0.0%
Biota Pharmaceuticals, Inc. (a) (c)	9,322	37,195

Total Common Stock (Identified Cost $675,987,393)		777,976,805

Preferred Stock—0.0%

United Kingdom—0.0%
REA Holdings plc	67	115

Total Preferred Stock (Identified Cost $119)		115

Rights—0.0%

Australia—0.0%
Macmahon Holdings, Ltd., expires 01/14/13 (a)	223,086	15,058
Ten Network Holdings, Ltd., expires 01/18/13 (a)	230,152	0

		15,058

Spain—0.0%
Faes Farma S.A., expires 01/11/13 (a)	110,441	4,956
Grifols S.A., expires 01/02/13 (a)	15,954	27,755

		32,711

*See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Rights—(Continued)

Security Description	Shares	Value*

Sweden—0.0%
East Capital Explorer AB, expires 01/14/13 (a)	7,088	$1,493
Nordic Mines AB, expires 01/18/13 (a)	8,160	1,092

		2,585

Total Rights (Identified Cost $22,647)		50,354

Warrants—0.0%

Australia—0.0%
Greenland Minerals & Mining, Ltd., expires 10/05/14, strike AUD 0.60 (a)	3,739	78

Canada—0.0%
Duluth Metals, Ltd., expires 01/18/13 (a) (c)	933	422

Italy—0.0%
Seat Pagine Gialle S.p.A., expires 08/31/14 (a) (c)	402,113	708

Singapore—0.0%
Sinarmas Land, Ltd., expires 11/18/15, strike SGD 0.10 (a)	91,223	13,816
Transcu Group, Ltd., expires 09/01/13, strike SGD 0.04 (a)	97,000	79

		13,895

Total Warrants (Identified Cost $18,781)		15,103

Short Term Investments—15.8%

United States—15.8%
State Street Navigator Securities Lending Prime Portfolio (d)	122,774,021	122,774,021

Total Short Term Investments (Identified Cost $122,774,021)		122,774,021

Total Investments 115.9% (Identified Cost $798,802,961) (e)		900,816,398
Liabilities in excess of other assets		(123,879,921)

Net Assets—100.0%		$776,936,477

(a)	Non-Income Producing.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $118,509,257 and the collateral received consisted of cash in the amount of $122,774,021 and non-cash collateral with a value of $2,000,077. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $807,484,095. The aggregate unrealized appreciation and depreciation of investments was $184,664,375 and $(91,332,072), respectively, resulting in net unrealized appreciation of $93,332,303 for federal income tax purposes
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(EUR)—	Euro
(SGD)—	Singapore Dollar
(USD)—	U.S. Dollar

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Machinery	6.0%
Metals & Mining	5.3%
Commercial Banks	4.7%
Construction & Engineering	4.1%
Hotels, Restaurants & Leisure	4.1%
Oil, Gas & Consumable Fuels	4.0%
Media	3.8%
Real Estate Management & Development	3.3%
Food Products	3.2%
Household Durables	3.1%

*See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$30,937	$49,073,826	$271,903	$49,376,666
Austria	—	7,085,457	—	7,085,457
Belgium	32	9,348,641	66	9,348,739
Canada	76,719,091	—	17,069	76,736,160
Denmark	—	10,619,675	—	10,619,675
Finland	—	19,309,398	—	19,309,398
France	72,404	26,364,111	—	26,436,515
Germany	—	36,244,467	—	36,244,467
Greece	4,581	8,077,096	15,784	8,097,461
Hong Kong	348,757	21,344,352	95,600	21,788,709
Ireland	—	8,485,273	—	8,485,273
Israel	57,909	7,535,951	—	7,593,860
Italy	—	23,091,543	—	23,091,543
Japan	985,812	173,126,800	—	174,112,612
Netherlands	—	15,717,183	—	15,717,183
New Zealand	10,466	7,358,431	—	7,368,897
Norway	146,500	8,441,071	—	8,587,571
Portugal	8,756	4,223,687	—	4,232,443
Singapore	64,216	14,364,567	—	14,428,783
Spain	—	13,627,946	—	13,627,946
Sweden	314,647	29,305,590	—	29,620,237
Switzerland	—	36,876,465	—	36,876,465
United Kingdom	719,187	168,434,363	—	169,153,550
United States	37,195	—	—	37,195
Total Common Stock	79,520,490	698,055,893	400,422	777,976,805
Total Preferred Stock *	115	—	—	115
Total Rights *	—	50,354	—	50,354
Warrants
Australia	78	—	—	78
Canada	—	422	—	422
Italy	708	—	—	708
Singapore	13,816	79	—	13,895
Total Warrants	14,602	501	—	15,103
Short Term Investments
United States	122,774,021	—	—	122,774,021
Total Investments	$202,309,228	$698,106,748	$400,422	$900,816,398

Collateral for Securities Loaned (Liability)	$—	$(122,774,021)	$—	$(122,774,021)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2012

The following table details transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$563,024	$1,158,701	$1,158,701	$563,024

Transfers from Level 2 to Level 1 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Warrants	Total
Balance as of December 31, 2011	$131,695	$1,498	$133,193
Transfers into level 3	593,791	0	593,791
Transfers out of level 3	(14,982)	(1,498)	(16,480)
Accrued discounts/premiums	0	0	0
Realized loss	(67,586)	0	(67,586)
Change in unrealized depreciation	(259,934)	0	(259,934)
Security purchases	127,467	0	127,467
Security sales	(110,029)	0	(110,029)
Balance as of December 31, 2012	$400,422	$0	$400,422

Common stock transfers into level 3 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs. Common stock and warrant transfers out of level 3 were due to the resumption of trading of halted securities which resulted in the availability of significant observable inputs. The change in unrealized depreciation on investments held at December 31, 2012 was $(342,287).

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$900,816,398
Cash denominated in foreign currencies (c)		645,523
Receivable for:
Securities sold		1,962,558
Fund shares sold		124,440
Interest and dividends		1,068,828
Foreign taxes		203,296

Total Assets		904,821,043
Liabilities
Payable for:
Fund shares redeemed	$681,612
Foreign taxes	67,054
Collateral for securities loaned	122,774,021
Due to custodian bank	3,547,454
Accrued expenses:
Management fees	521,823
Distribution and service fees	13,205
Deferred trustees’ fees	39,418
Other expenses	239,979

Total Liabilities		127,884,566

Net Assets		$776,936,477

Net assets consists of:
Paid in surplus		$641,158,841
Undistributed net investment income		9,027,249
Accumulated net realized gains		24,746,123
Unrealized appreciation on investments and foreign currency transactions		102,004,264

Net Assets		$776,936,477

Net Assets
Class A		$713,441,994
Class B		63,494,483
Capital Shares Outstanding (d)
Class A		51,512,364
Class B		4,603,360
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.85
Class B		13.79

(a)	Identified cost of investments was $798,802,961.
(b)	Includes securities on loan with a value of $118,509,257.
(c)	Identified cost of cash denominated in foreign currencies was $649,648.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$20,081,897
Securities lending income		1,782,095
Interest		188

		21,864,180
Expenses
Management fees	$5,809,889
Distribution and service fees—Class B	152,947
Administration fees	2,782
Trustees’ fees and expenses	43,725
Custodian and accounting	1,036,666
Audit and tax services	53,898
Legal	34,925
Shareholder reporting	65,410
Insurance	6,060
Miscellaneous	18,336

Total expenses	7,224,638
Less management fee waivers	(33,607)	7,191,031

Net Investment Income		14,673,149

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	26,342,670
Foreign currency transactions	(27,983)	26,314,687

Net change in unrealized appreciation (depreciation) on:
Investments	79,497,661
Foreign currency transactions	(26,278)	79,471,383

Net realized and unrealized gain		105,786,070

Net Increase in Net Assets From Operations		$120,459,219

(a)	Net of foreign taxes of $1,549,673.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,673,149	$12,883,779
Net realized gain	26,314,687	74,107,364
Net change in unrealized appreciation (depreciation)	79,471,383	(194,970,802)

Increase (decrease) in net assets from operations	120,459,219	(107,979,659)

From Distributions to Shareholders
Net investment income
Class A	(16,076,028)	(14,768,872)
Class B	(1,337,619)	(1,094,753)

	(17,413,647)	(15,863,625)

Net realized capital gain
Class A	(60,998,339)	(25,251,376)
Class B	(5,683,825)	(2,087,749)

	(66,682,164)	(27,339,125)

Total distributions	(84,095,811)	(43,202,750)

Increase in net assets from capital share transactions	104,946,293	46,182,831

Total increase (decrease) in net assets	141,309,701	(104,999,578)

Net Assets
Beginning of the period	635,626,776	740,626,354

End of the period	$776,936,477	$635,626,776

Undistributed Net Investment Income
End of the period	$9,027,249	$10,466,994

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,255,013	$56,127,004	7,858,459	$118,884,468
Reinvestments	5,942,511	77,074,367	2,397,858	40,020,248
Redemptions	(2,372,141)	(31,841,367)	(8,351,736)	(139,091,038)

Net increase	7,825,383	$101,360,004	1,904,581	$19,813,678

Class B
Sales	867,722	$11,073,815	2,279,389	$35,623,786
Reinvestments	542,615	7,021,444	191,141	3,182,502
Redemptions	(1,102,554)	(14,508,970)	(798,834)	(12,437,135)

Net increase	307,783	$3,586,289	1,671,696	$26,369,153

Increase derived from capital share transactions		$104,946,293		$46,182,831

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.25	$16.68	$14.54	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.27	0.29	0.20	0.20	0.00	(c)
Net realized and unrealized gain (loss) on investments	2.04	(2.77)	3.00	4.18	0.16

Total from investment operations	2.31	(2.48)	3.20	4.38	0.16

Less Distributions
Distributions from net investment income	(0.36)	(0.35)	(0.25)	0.00	0.00
Distributions from net realized capital gains	(1.35)	(0.60)	(0.81)	0.00	0.00

Total distributions	(1.71)	(0.95)	(1.06)	0.00	0.00

Net Asset Value, End of Period	$13.85	$13.25	$16.68	$14.54	$10.16

Total Return (%) (d)	18.25	(16.08)	22.93	43.11	1.60	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	1.02	1.01	1.00	1.26	(g)
Net ratio of expenses to average net assets (%) (e)	0.98	N/A	1.01	1.00	1.15	(g)
Ratio of net investment income to average net assets (%)	2.06	1.86	1.38	1.65	0.30	(g)
Portfolio turnover rate (%)	12	25	13	26	4	(g)
Net assets, end of period (in millions)	$713.44	$578.93	$697.01	$448.71	$351.47

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.20	$16.62	$14.50	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.24	0.26	0.16	0.11	0.00	(c)
Net realized and unrealized gain (loss) on investments	2.02	(2.77)	2.98	4.23	0.16

Total from investment operations	2.26	(2.51)	3.14	4.34	0.16

Less Distributions
Distributions from net investment income	(0.32)	(0.31)	(0.21)	0.00	0.00
Distributions from net realized capital gains	(1.35)	(0.60)	(0.81)	0.00	0.00

Total distributions	(1.67)	(0.91)	(1.02)	0.00	0.00

Net Asset Value, End of Period	$13.79	$13.20	$16.62	$14.50	$10.16

Total Return (%) (d)	17.90	(16.25)	22.59	42.72	1.60	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	1.27	1.26	1.25	1.51	(g)
Net ratio of expenses to average net assets (%) (e)	1.23	N/A	1.26	1.25	1.40	(g)
Ratio of net investment income to average net assets (%)	1.81	1.69	1.12	0.81	0.52	(g)
Portfolio turnover rate (%)	12	25	13	26	4	(g)
Net assets, end of period (in millions)	$63.49	$56.70	$43.62	$20.76	$0.22

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net investment income for the period was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and reclass of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$5,809,889	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $100 million

Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$125,257,656	$0	$85,427,579

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-49

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$24,740,269	$20,596,280	$59,355,542	$22,606,470	$—	$—	$84,095,811	$43,202,750

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$17,681,750	$24,810,653	$93,324,651	$—	$—	$135,817,054

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-50

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Dimensional International Small Company Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 28, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of Metropolitan Series Fund, as of December 31, 2012 the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended and for the period October 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-51

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-52

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-53

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Dimensional International Small Company Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-54

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MSF-55

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Dimensional International Small Company Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the MSCI World Ex USA Small Cap Index, for the one- and three-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board also took into account the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Dimensional International Small Company Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MSF-56

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Dimensional International Small Company Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MSF-57

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-58

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-59

Metropolitan Series Fund
MetLife Conservative Allocation Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 9.49% and 9.18%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 5.44% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the U.S. and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households although, more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Conservative Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. The Portfolio’s large fixed income position curtailed absolute performance during the full twelve month period during which stocks outperformed bonds. However, the bond position cushioned the magnitude of losses suffered in May and October when stocks fell sharply. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds, and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, they contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 80%) and the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserve’s accomodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 2%—had a large positive impact on the Portfolio’s relative performance as it outperformed its benchmark by a wide

MSF-1

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: Third Avenue Small Cap Value Portfolio, T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio, and T. Rowe Price Large Cap Growth Portfolio. Third Avenue Small Cap Value overcame a large (over 10%) cash position with strong individual stock selection. Contributors included Madison Square Garden Corp. and Canadian agri-business company Viterra, Inc., which was taken over by Glencore earlier in the year. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp). T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Pioneer Fund Portfolio (“Pioneer”), Davis Venture Value Portfolio (“Davis”), and Neuberger Berman Genesis Portfolio (“Neuberger”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance. Despite a double-digit absolute return for the full year, Neuberger underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group, and BNP Paribas.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	9.49	5.33	5.71
Class B	9.18	5.06	5.45
Dow Jones Conservative Index	5.44	5.29	5.53

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	21.0
BlackRock Bond Income Portfolio, (Class A)	17.0
Western Asset Management U.S. Government Portfolio, (Class A)	16.0
PIMCO Inflation Protected Bond Portfolio, (Class A)	10.0
Met/Franklin Low Duration Total Return Portfolio, (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	3.0
Third Avenue Small Cap Value Portfolio, (Class A)	2.0
Met/Templeton International Bond Portfolio, (Class A)	2.0
Pioneer Fund Portfolio, (Class A)	2.0
Davis Venture Value Portfolio, (Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)(b)	Actual	0.63%	$1,000.00	$1,047.40	$3.24
	Hypothetical*	0.63%	$1,000.00	$1,021.93	$3.20

Class B(a)(b)	Actual	0.88%	$1,000.00	$1,045.90	$4.53
	Hypothetical*	0.88%	$1,000.00	$1,020.66	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Asset Allocation Portfolio as described under Expense Limitation Agreement in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	846,959	$7,859,781
BlackRock Bond Income Portfolio, (Class A) (a)	1,146,396	132,156,498
BlackRock High Yield Portfolio, (Class A) (b)	872,775	7,785,154
BlackRock Large Cap Value Portfolio, (Class A) (a)	795,391	7,794,834
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	273,865	7,791,458
Clarion Global Real Estate Portfolio, (Class A) (b)	683,679	7,862,314
Davis Venture Value Portfolio, (Class A) (a)	469,422	15,589,513
Harris Oakmark International Portfolio, (Class A) (b)	521,734	7,857,318
Jennison Growth Portfolio, (Class A) (a)	666,475	7,817,752
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	579,509	7,782,800
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	39,468	7,826,830
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,454,133	15,544,684
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	4,608,698	46,640,020
Met/Templeton International Bond Portfolio, (Class A) (b)	1,315,985	15,633,900
MFS Research International Portfolio, (Class A) (b)	757,763	7,835,265
MFS Value Portfolio, (Class A) (a)	1,126,366	15,543,855
Neuberger Berman Genesis Portfolio, (Class A) (a)	591,216	7,809,957
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	6,545,154	77,429,173

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio, (Class A) (b)	12,702,254	$163,350,982
Pioneer Fund Portfolio, (Class A) (b)	1,072,190	15,589,650
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	442,961	7,827,117
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	638,282	15,586,855
Third Avenue Small Cap Value Portfolio, (ClassA) (b) (c)	980,671	15,739,767
Van Kampen Comstock Portfolio, (Class A) (b)	715,871	7,802,996
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	1,668,765	23,329,341
Western Asset Management U.S. Government Portfolio, (Class A) (a)	10,056,639	124,300,053

Total Mutual Funds (Identified Cost $722,564,171)		778,087,867

Total Investments—100.0% (Identified Cost $722,564,171) (d)		778,087,867
Liabilities in excess of other assets		(222,864)

Net Assets—100.0%		$777,865,003

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $729,185,455. The aggregate and net unrealized appreciation of investments was $48,902,412 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012
Baillie Gifford International Equity	0	955,955	108,996	846,959
BlackRock Bond Income	1,050,280	124,208	28,092	1,146,396
BlackRock High Yield	821,256	107,806	56,287	872,775
BlackRock Large Cap Value	0	863,132	67,741	795,391
BlackRock Legacy Large Cap Growth	271,214	51,273	48,622	273,865
Clarion Global Real Estate	734,985	63,507	114,813	683,679
Davis Venture Value	459,596	65,738	55,912	469,422
Harris Oakmark International	573,530	138,027	189,823	521,734
Jennison Growth	0	682,513	16,038	666,475
Jennison Large Cap Equity	869,382	123,992	993,374	0
Lord Abbett Bond Debenture	535,340	67,173	23,004	579,509
Met/Artisan Mid Cap Value	38,145	6,020	4,697	39,468
Met/Eaton Vance Floating Rate	1,318,335	160,074	24,276	1,454,133
Met/Franklin Low Duration Total Return	4,120,102	531,506	42,910	4,608,698
Met/Templeton International Bond	1,172,524	203,544	60,083	1,315,985
MFS Research International	1,508,671	437,362	1,188,270	757,763
MFS Value	1,117,823	160,090	151,547	1,126,366
Neuberger Berman Genesis	562,577	98,961	70,322	591,216
PIMCO Inflation Protected Bond	5,733,315	1,192,795	380,956	6,545,154
PIMCO Total Return	12,416,350	1,218,706	932,802	12,702,254
Pioneer Fund	1,020,401	161,661	109,872	1,072,190
T. Rowe Price Large Cap Growth	454,994	74,596	86,629	442,961
T. Rowe Price Large Cap Value	657,235	83,216	102,169	638,282
Third Avenue Small Cap Value	998,112	157,805	175,246	980,671
Van Kampen Comstock	737,042	97,371	118,542	715,871
Western Asset Management Strategic Bond Opportunities	1,582,943	144,040	58,218	1,668,765
Western Asset Management U.S. Government	8,941,878	1,239,163	124,402	10,056,639

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
Baillie Gifford International Equity	$13,704	$0	$0	$7,859,781
BlackRock Bond Income	172,736	797,101	3,307,700	132,156,498
BlackRock High Yield	56,619	92,776	523,068	7,785,154
BlackRock Large Cap Value	5,905	0	0	7,794,834
BlackRock Legacy Large Cap Growth	(57,279)	0	21,464	7,791,458
Clarion Global Real Estate	(17,016)	0	165,945	7,862,314
Davis Venture Value	553,538	0	118,178	15,589,513
Harris Oakmark International	1,012,286	0	131,069	7,857,318
Jennison Growth	1,093	0	0	7,817,752
Jennison Large Cap Equity	127,072	0	31,720	0
Lord Abbett Bond Debenture	23,605	0	526,964	7,782,800
Met/Artisan Mid Cap Value	156,197	0	69,790	7,826,830
Met/Eaton Vance Floating Rate	13,372	41,142	512,280	15,544,684
Met/Franklin Low Duration Total Return	1,659	0	926,774	46,640,020
Met/Templeton International Bond	51,810	0	1,469,632	15,633,900
MFS Research International	(420,498)	0	302,006	7,835,265
MFS Value	671,173	195,090	273,978	15,543,855
Neuberger Berman Genesis	(3,623)	0	26,050	7,809,957
PIMCO Inflation Protected Bond	381,759	4,288,472	2,336,864	77,429,173
PIMCO Total Return	(267,869)	0	5,262,800	163,350,982
Pioneer Fund	126,444	0	217,551	15,589,650
T. Rowe Price Large Cap Growth	698,582	0	8,582	7,827,117
T. Rowe Price Large Cap Value	(19,213)	0	240,921	15,586,855
Third Avenue Small Cap Value	(178,199)	0	0	15,739,767
Van Kampen Comstock	(1,306)	0	109,458	7,802,996
Western Asset Management Strategic Bond Opportunities	50,702	0	784,714	23,329,341
Western Asset Management U.S. Government	38,510	0	2,392,565	124,300,053

	$3,191,763	$5,414,581	$19,760,073	$778,087,867

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$778,087,867	$—	$—	$778,087,867
Total Investments	$778,087,867	$—	$—	$778,087,867

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$778,087,867
Cash		1
Receivable for:
Securities sold		59,972
Fund shares sold		652,273

Total Assets		778,800,113
Liabilities
Payable for:
Securities purchased	$266,452
Fund shares redeemed	445,794
Accrued expenses:
Management fees	4,141
Distribution and service fees	152,505
Deferred trustees’ fees	39,418
Other expenses	26,800

Total Liabilities		935,110

Net Assets		$777,865,003

Net assets consists of:
Paid in surplus		$703,651,067
Undistributed net investment income		21,818,331
Accumulated net realized loss		(3,128,091)
Unrealized appreciation on affiliated investments		55,523,696

Net Assets		$777,865,003

Net Assets
Class A		$54,898,086
Class B		722,966,917
Capital Shares Outstanding (b)
Class A		4,596,603
Class B		60,942,522
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.94
Class B		11.86

(a)	Identified cost of affiliated investments was $722,564,171.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from affiliated Underlying Portfolios		$19,760,073

Expenses
Management fees	$674,310
Distribution and service fees—Class B	1,704,017
Administration fees	1,944
Trustees’ fees and expenses	30,093
Custodian and accounting	25,017
Audit and tax services	26,443
Legal	34,994
Miscellaneous	14,275

Total expenses	2,511,093
Less expense reimbursements	(74,663)	2,436,430

Net Investment Income		17,323,643

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	3,191,763
Capital gains distributions from affiliated Underlying Portfolios	5,414,581	8,606,344

Net change in unrealized appreciation on:
Affiliated investments		38,179,561

Net realized and unrealized gain		46,785,905

Net Increase in Net Assets From Operations		$64,109,548

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,323,643	$16,033,904
Net realized gain	8,606,344	33,047,637
Net change in unrealized appreciation (depreciation)	38,179,561	(29,074,018)

Increase in net assets from operations	64,109,548	20,007,523

From Distributions to Shareholders
Net investment income
Class A	(1,675,020)	(1,218,999)
Class B	(21,223,316)	(13,649,858)

	(22,898,336)	(14,868,857)

Net realized capital gain
Class A	(1,293,214)	0
Class B	(17,639,431)	0

	(18,932,645)	0

Total distributions	(41,830,981)	(14,868,857)

Increase in net assets from capital share transactions	72,616,439	69,806,331

Total increase in net assets	94,895,006	74,944,997

Net Assets
Beginning of the period	682,969,997	608,025,000

End of the period	$777,865,003	$682,969,997

Undistributed Net Investment Income
End of the period	$21,818,331	$22,663,640

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,088,531	$12,718,526	1,323,197	$15,301,819
Reinvestments	261,519	2,968,234	105,633	1,218,999
Redemptions	(950,918)	(11,109,262)	(1,199,734)	(13,888,937)

Net increase	399,132	$4,577,498	229,096	$2,631,881

Class B
Sales	10,029,567	$116,934,083	15,069,484	$173,214,588
Reinvestments	3,439,181	38,862,747	1,187,977	13,649,858
Redemptions	(7,544,007)	(87,757,889)	(10,419,086)	(119,689,996)

Net increase	5,924,741	$68,038,941	5,838,375	$67,174,450

Increase derived from capital share transactions		$72,616,439		$69,806,331

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.60	$11.51	$10.87	$9.42	$11.18

Income (Loss) From Investment Operations
Net investment income (a)	0.30	0.33	0.33	0.53	0.39
Net realized and unrealized gain (loss) on investments	0.77	0.07	0.77	1.35	(1.94)

Total from investment operations	1.07	0.40	1.10	1.88	(1.55)

Less Distributions
Distributions from net investment income	(0.41)	(0.31)	(0.46)	(0.36)	(0.12)
Distributions from net realized capital gains	(0.32)	0.00	0.00	(0.07)	(0.09)

Total distributions	(0.73)	(0.31)	(0.46)	(0.43)	(0.21)

Net Asset Value, End of Period	$11.94	$11.60	$11.51	$10.87	$9.42

Total Return (%) (b)	9.49	3.48	10.34	20.73	(14.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.11	0.11	0.11	0.12	0.12
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.58	2.84	2.97	5.36	3.77
Portfolio turnover rate (%)	9	33	21	22	25
Net assets, end of period (in millions)	$54.90	$48.70	$45.66	$31.11	$26.03

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.53	$11.44	$10.81	$9.36	$11.12

Income (Loss) From Investment Operations
Net investment income (a)	0.27	0.29	0.30	0.47	0.33
Net realized and unrealized gain (loss) on investments	0.76	0.08	0.77	1.38	(1.90)

Total from investment operations	1.03	0.37	1.07	1.85	(1.57)

Less Distributions
Distributions from net investment income	(0.38)	(0.28)	(0.44)	(0.33)	(0.10)
Distributions from net realized capital gains	(0.32)	0.00	0.00	(0.07)	(0.09)

Total distributions	(0.70)	(0.28)	(0.44)	(0.40)	(0.19)

Net Asset Value, End of Period	$11.86	$11.53	$11.44	$10.81	$9.36

Total Return (%) (b)	9.18	3.25	10.05	20.52	(14.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.37	0.37
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.35	2.49	2.68	4.73	3.22
Portfolio turnover rate (%)	9	33	21	22	25
Net assets, end of period (in millions)	$722.97	$634.27	$562.37	$404.32	$225.07

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(d)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purpose. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$674,310	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2012, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-12

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2012 were $118,996,365 and $65,455,184, respectively.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit and counterparty risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$24,369,513	$14,868,857	$17,461,468	$—	$—	$—	$41,830,981	$14,868,857

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,857,749	$3,493,193	$48,902,412	$—	$—	$74,253,354

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial

MSF-13

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-14

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Conservative Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-17

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Conservative Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Conservative Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Conservative Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-18

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately

MSF-19

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Conservative Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and five-year periods ended June 30, 2012, and underperformed its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Conservative AA Broad Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. The Board concluded that the Portfolio’s performance is satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Conservative Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

MSF-20

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Conservative Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MSF-21

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-22

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-23

Metropolitan Series Fund
MetLife Conservative to Moderate Allocation Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 11.74% and 11.46%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 8.40% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the U.S. and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households although, more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. The Portfolio’s large fixed income position curtailed absolute performance during the full twelve month period during which stocks outperformed bonds. However, the bond position cushioned the magnitude of losses suffered in May and October when stocks fell sharply. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds and, in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, they contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 60%) and the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserve’s accomodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 3%—had a large positive impact on the Portfolio’s relative performance, as it outperformed its benchmark by a wide

MSF-1

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of the equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: Third Avenue Small Cap Value Portfolio, T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio, and T. Rowe Price Large Cap Growth Portfolio. Third Avenue Small Cap Value overcame a large (over 10%) cash position with strong individual stock selection. Contributors included Madison Square Garden Corp. and Canadian agri-business company Viterra, Inc., which was taken over by Glencore earlier in the year. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.). T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Pioneer Fund Portfolio (“Pioneer”), Davis Venture Value Portfolio (“Davis”), and Neuberger Berman Genesis Portfolio (“Neuberger”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance. Despite a double-digit absolute return for the full year, Neuberger underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	11.74	4.27	5.55
Class B	11.46	4.02	5.28
Dow Jones Moderately Conservative Index	8.40	4.24	5.55

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	17.9
BlackRock Bond Income Portfolio, (Class A)	12.0
Western Asset Management U.S. Government Portfolio, (Class A)	8.9
PIMCO Inflation Protected Bond Portfolio, (Class A)	6.9
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.0
MFS Value Portfolio, (Class A)	4.0
Met/Franklin Low Duration Total Return Portfolio, (Class A)	4.0
Harris Oakmark International Portfolio, (Class A)	3.1
Met/Templeton International Bond Portfolio, (Class A)	3.0
Van Kampen Comstock Portfolio, (Class A)	3.0

MSF-3

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.66%	$1,000.00	$1,062.10	$3.42
	Hypothetical*	0.66%	$1,000.00	$1,021.78	$3.35

Class B(a)	Actual	0.91%	$1,000.00	$1,060.70	$4.71
	Hypothetical*	0.91%	$1,000.00	$1,020.51	$4.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	3,748,738	$34,788,288
BlackRock Bond Income Portfolio, (Class A) (a)	1,777,846	204,950,122
BlackRock High Yield Portfolio, (Class A) (b)	1,937,239	17,280,173
BlackRock Large Cap Value Portfolio, (Class A) (a)	3,514,436	34,441,470
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	1,209,011	34,396,354
Clarion Global Real Estate Portfolio, (Class A) (b)	1,515,989	17,433,875
Davis Venture Value Portfolio, (Class A) (a)	1,556,243	51,682,822
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	1,233,638	17,332,607
Harris Oakmark International Portfolio, (Class A) (b)	3,477,710	52,374,316
Invesco Small Cap Growth Portfolio, (Class A) (b)	2,218,940	34,770,789
Jennison Growth Portfolio, (Class A) (a)	1,468,699	17,227,837
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	1,853,344	17,161,970
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,283,657	17,239,520
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	87,415	17,335,299
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	3,197,980	34,186,401
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	6,742,749	68,236,618
Met/Templeton International Bond Portfolio, (Class A) (b)	4,369,775	51,912,925
MFS Research International Portfolio, (Class A) (b)	3,360,325	34,745,759
MFS Value Portfolio, (Class A) (a)	4,977,566	68,690,406
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,304,687	17,234,910
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	10,029,146	118,644,798

Affiliated Investment Companies—(Continued)
PIMCO Total Return Portfolio, (Class A) (b)	23,905,775	$307,428,269
Pioneer Fund Portfolio, (Class A) (b)	2,360,711	34,324,745
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,947,638	34,414,758
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	2,823,207	68,942,710
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,818,960	17,334,690
Third Avenue Small Cap Value Portfolio, (Class A) (b) (c)	2,168,343	34,801,898
Van Eck Global Natural Resources Portfolio, (Class A) (a)	1,343,212	17,354,293
Van Kampen Comstock Portfolio, (Class A) (b)	4,750,258	51,777,814
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,453,698	34,302,702
Western Asset Management U.S. Government Portfolio, (Class A) (a)	12,389,309	153,131,856

Total Mutual Funds (Identified Cost $1,561,238,261)		1,715,880,994

Total Investments—100.0% (Identified Cost $1,561,238,261) (d)		1,715,880,994
Liabilities in excess of other assets		(510,480)

Net Assets—100.0%		$1,715,370,514

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,583,956,243. The aggregate unrealized appreciation and depreciation of investments was $132,925,012 and $(1,000,261), respectively, resulting in net unrealized appreciation of $131,924,751 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012
Baillie Gifford International Stock	1,861,491	2,221,730	334,483	3,748,738
BlackRock Bond Income	1,759,859	92,135	74,148	1,777,846
BlackRock High Yield	1,916,876	177,776	157,413	1,937,239
BlackRock Large Cap Value	1,512,963	2,200,730	199,257	3,514,436
BlackRock Legacy Large Cap Growth	1,199,536	103,234	93,759	1,209,011
Clarion Global Real Estate	1,639,708	54,856	178,575	1,515,989
Davis Venture Value	1,565,567	51,751	61,075	1,556,243
Goldman Sachs Mid Cap Value	1,281,040	36,001	83,403	1,233,638
Harris Oakmark International	3,781,664	453,319	757,273	3,477,710
Invesco Small Cap Growth	2,194,166	236,533	211,759	2,218,940
Jennison Growth	0	1,473,168	4,469	1,468,699
Jennison Large Cap Equity	3,875,550	237,066	4,112,616	0
Lord Abbett Bond Debenture	1,269,294	100,000	85,637	1,283,657
Legg Mason ClearBridge Aggressive Growth	0	1,853,857	513	1,853,344
Met/Artisan Mid Cap Value	88,332	4,112	5,029	87,415
Met/Eaton Vance Floating Rate	3,124,996	178,606	105,622	3,197,980
Met/Franklin Low Duration Total Return	6,456,428	394,312	107,991	6,742,749
Met/Templeton International Bond	4,026,518	549,986	206,729	4,369,775
MFS Research International	4,925,203	652,567	2,217,445	3,360,325
MFS Value	5,101,285	253,353	377,072	4,977,566
Morgan Stanley Mid Cap Growth	137,071	67,459	204,530	0
Neuberger Berman Genesis	1,301,717	56,785	53,815	1,304,687
PIMCO Inflation Protected Bond	9,579,696	1,130,133	680,683	10,029,146
PIMCO Total Return	25,488,153	1,058,572	2,640,950	23,905,775
Pioneer Fund	2,308,726	111,870	59,885	2,360,711
T. Rowe Price Large Cap Growth	2,062,941	111,910	227,213	1,947,638
T. Rowe Price Large Cap Value	2,971,901	120,750	269,444	2,823,207
T. Rowe Price Mid Cap Growth	1,448,247	494,295	123,582	1,818,960
Third Avenue Small Cap Value	2,240,004	85,617	157,278	2,168,343
Van Eck Global Natural Resources	1,077,575	365,149	99,512	1,343,212
Van Kampen Comstock	4,977,039	186,291	413,072	4,750,258
Western Asset Management Strategic Bond Opportunities	2,511,669	101,932	159,903	2,453,698
Western Asset Management U.S. Government	11,923,238	738,294	272,223	12,389,309

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
Baillie Gifford International Stock	$643,172	$0	$222,362	$34,788,288
BlackRock Bond Income	525,747	1,305,246	5,416,324	204,950,122
BlackRock High Yield	394,804	216,061	1,218,142	17,280,173
BlackRock Large Cap Value	215,747	2,581,340	265,016	34,441,470
BlackRock Legacy Large Cap Growth	(46,572)	0	99,743	34,396,354
Clarion Global Real Estate	(434,677)	0	385,745	17,433,875
Davis Venture Value	137,854	0	409,601	51,682,822
Goldman Sachs Mid Cap Value	(14,969)	0	137,698	17,332,607
Harris Oakmark International	426,690	0	886,621	52,374,316
Invesco Small Cap Growth	1,492,114	1,992,862	0	34,770,789
Jennison Growth	650	0	0	17,227,837
Jennison Large Cap Equity	220,689	0	147,617	0
Lord Abbett Bond Debenture	295,284	0	1,226,964	17,239,520
Legg Mason ClearBridge Aggressive Growth	56	0	0	17,161,970
Met/Artisan Mid Cap Value	398,467	0	160,774	17,335,299
Met/Eaton Vance Floating Rate	53,818	95,698	1,191,584	34,186,401
Met/Franklin Low Duration Total Return	1,453	0	1,432,320	68,236,618
Met/Templeton International Bond	314,242	0	5,064,727	51,912,925
MFS Research International	3,278,803	0	1,037,626	34,745,759
MFS Value	1,797,634	905,954	1,272,296	68,690,406
Morgan Stanley Mid Cap Growth	(84,229)	0	0	0
Neuberger Berman Genesis	138,958	0	60,309	17,234,910

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
PIMCO Inflation Protected Bond	$465,397	$6,941,411	$3,782,497	$118,644,798
PIMCO Total Return	1,045,392	0	10,563,835	307,428,269
Pioneer Fund	251,241	0	502,504	34,324,745
T. Rowe Price Large Cap Growth	650,083	0	39,905	34,414,758
T. Rowe Price Large Cap Value	106,430	0	1,108,672	68,942,710
T. Rowe Price Mid Cap Growth	508,238	2,006,943	0	17,334,690
Third Avenue Small Cap Value	(107,927)	0	0	34,801,898
Van Eck Global Natural Resources	319,987	1,138,721	0	17,354,293
Van Kampen Comstock	115,618	0	757,947	51,777,814
Western Asset Management Strategic Bond Opportunities	172,861	0	1,216,048	34,302,702
Western Asset Management U.S. Government	(50,319)	0	3,125,175	153,131,856

	$13,232,736	$17,184,236	$41,732,052	$1,715,880,994

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,715,880,994	$—	$—	$1,715,880,994
Total Investments	$1,715,880,994	$—	$—	$1,715,880,994

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$1,715,880,994
Receivable for:
Securities sold		980,716
Fund shares sold		66,961

Total Assets		1,716,928,671
Liabilities
Payable for:
Fund shares redeemed	$1,047,677
Accrued expenses:
Management fees	104,145
Distribution and service fees	341,404
Deferred trustees’ fees	39,418
Other expenses	25,513

Total Liabilities		1,558,157

Net Assets		$1,715,370,514

Net assets consists of:
Paid in surplus		$1,520,875,826
Undistributed net investment income		44,421,842
Accumulated net realized loss		(4,569,887)
Unrealized appreciation on affiliated investments		154,642,733

Net Assets		$1,715,370,514

Net Assets
Class A		$97,340,083
Class B		1,618,030,431
Capital Shares Outstanding (b)
Class A		8,018,042
Class B		134,296,291
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.14
Class B		12.05

(a)	Identified cost of affiliated investments was $1,561,238,261.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from affiliated Underlying Portfolios		$41,732,052

Expenses
Management fees	$1,212,270
Distribution and service fees—Class B	3,958,687
Administration fees	1,944
Trustees’ fees and expenses	30,093
Custodian and accounting	25,017
Audit and tax services	26,443
Legal	37,545
Miscellaneous	14,088

Total expenses		5,306,087

Net Investment Income		36,425,965

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	13,232,736
Capital gains distributions from affiliated Underlying Portfolios	17,184,236	30,416,972

Net change in unrealized appreciation on:
Affiliated investments		113,534,991

Net realized and unrealized gain		143,951,963

Net Increase in Net Assets From Operations		$180,377,928

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,425,965	$33,764,731
Net realized gain	30,416,972	96,732,943
Net change in unrealized appreciation (depreciation)	113,534,991	(116,191,964)

Increase in net assets from operations	180,377,928	14,305,710

From Distributions to Shareholders
Net investment income
Class A	(2,776,843)	(2,025,966)
Class B	(45,718,404)	(29,752,153)

	(48,495,247)	(31,778,119)

Net realized capital gain
Class A	(277,684)	0
Class B	(4,946,143)	0

	(5,223,827)	0

Total distributions	(53,719,074)	(31,778,119)

Increase in net assets from capital share transactions	5,332,912	150,430,976

Total increase in net assets	131,991,766	132,958,567

Net Assets
Beginning of the period	1,583,378,748	1,450,420,181

End of the period	$1,715,370,514	$1,583,378,748

Undistributed Net Investment Income
End of the period	$44,421,842	$48,085,747

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,526,616	$17,878,512	1,832,771	$20,862,761
Reinvestments	266,074	3,054,527	175,105	2,025,966
Redemptions	(1,311,723)	(15,356,898)	(2,059,611)	(23,462,384)

Net increase (decrease)	480,967	$5,576,141	(51,735)	$(573,657)

Class B
Sales	10,785,396	$124,647,869	23,953,410	$271,561,981
Reinvestments	4,440,364	50,664,547	2,587,143	29,752,153
Redemptions	(15,056,933)	(175,555,645)	(13,304,758)	(150,309,501)

Net increase (decrease)	168,827	$(243,229)	13,235,795	$151,004,633

Increase derived from capital share transactions		$5,332,912		$150,430,976

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.25	$11.36	$10.54	$8.91	$11.61

Income (Loss) From Investment Operations
Net investment income (a)	0.28	0.29	0.28	0.41	0.33
Net realized and unrealized gain (loss) on investments	1.02	(0.14)	0.94	1.63	(2.77)

Total from investment operations	1.30	0.15	1.22	2.04	(2.44)

Less Distributions
Distributions from net investment income	(0.37)	(0.26)	(0.40)	(0.34)	(0.14)
Distributions from net realized capital gains	(0.04)	0.00	0.00	(0.07)	(0.12)

Total distributions	(0.41)	(0.26)	(0.40)	(0.41)	(0.26)

Net Asset Value, End of Period	$12.14	$11.25	$11.36	$10.54	$8.91

Total Return (%) (b)	11.74	1.27	11.78	24.00	(21.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.08	0.08	0.10	0.10	0.10
Net ratio of expenses to average net assets (%) (c)(d)	0.08	0.08	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.37	2.50	2.64	4.30	3.12
Portfolio turnover rate (%)	10	32	16	26	23
Net assets, end of period (in millions)	$97.34	$84.82	$86.23	$70.28	$50.72

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.17	$11.28	$10.47	$8.85	$11.53

Income (Loss) From Investment Operations
Net investment income (a)	0.25	0.24	0.25	0.38	0.28
Net realized and unrealized gain (loss) on investments	1.01	(0.11)	0.94	1.62	(2.72)

Total from investment operations	1.26	0.13	1.19	2.00	(2.44)

Less Distributions
Distributions from net investment income	(0.34)	(0.24)	(0.38)	(0.31)	(0.12)
Distributions from net realized capital gains	(0.04)	0.00	0.00	(0.07)	(0.12)

Total distributions	(0.38)	(0.24)	(0.38)	(0.38)	(0.24)

Net Asset Value, End of Period	$12.05	$11.17	$11.28	$10.47	$8.85

Total Return (%) (b)	11.46	1.05	11.53	23.68	(21.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.33	0.33	0.35	0.35	0.35
Net ratio of expenses to average net assets (%) (c)(d)	0.33	0.33	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.16	2.16	2.31	4.08	2.71
Portfolio turnover rate (%)	10	32	16	26	23
Net assets, end of period (in millions)	$1,618.03	$1,498.56	$1,364.19	$1,022.40	$666.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(d)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 3 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates:

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$1,212,270	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2012, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2012 were $180,593,044 and $175,331,085, respectively.

MSF-12

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit and counterparty risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$48,495,247	$31,778,119	$5,223,827	$—	$—	$—	$53,719,074	$31,778,119

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$44,491,519	$18,117,836	$131,924,751	$—	$—	$194,534,106

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-13

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Conservative to Moderate Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative to Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative to Moderate Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-14

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-16

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Conservative to Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Conservative to Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Conservative to Moderate Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-17

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately

MSF-18

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Conservative to Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Conservative to Moderate AA Broad Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Conservative to Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

MSF-19

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Conservative to Moderate Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund
MetLife Mid Cap Stock Index Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 17.60%, 17.33%, 17.46%, and 17.27%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) MidCap 400 Index1, returned 17.88% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The S&P MidCap 400 Index rallied significantly in 2012, driven by central bank intervention and positive developments around the European sovereign debt crisis and despite volatility around the Presidential election, the U.S. fiscal cliff crisis, and damage caused by hurricane Sandy. Better than expected macroeconomic data and an accommodative monetary policy were also positive for the equity markets. European leaders agreed on a second bailout for Greece in an ongoing effort to avoid default. The Federal Reserve Bank (the “Fed”), the European Central Bank (the “ECB”), and the Bank of Japan all announced additional plans for monetary intervention. Specifically, the Fed announced a third round of quantitative easing, the ECB announced an unlimited fully sterilized bond buying program, and the Bank of Japan expanded its asset purchase fund. Domestic macroeconomic data including U.S. productivity, U.S. payrolls, U.S. existing home sales, and U.S. unemployment were better than expected.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee remained concerned that, without sufficient policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions. To support a stronger economic recovery, the Committee announced that it would continue purchasing additional Agency Mortgage-Backed Securities and longer-term Treasury securities. The Committee also announced that a highly accommodative stance of monetary policy would be appropriate for a considerable time after the asset purchase program ended and the economic recovery strengthened.

Nine of the ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Health Care (10.1% beginning weight in the benchmark), up 26.8%, and Consumer Discretionary (13.0% beginning weight), up 22.7%, were the best-performing sectors. The worst-performing sector, and the only sector with a negative return, was Energy (7.0% beginning weight), down 0.01%.

The stocks with the largest positive impact on the benchmark return for the year were Regeneron Pharmaceuticals, up 208.6%; HollyFrontier, up 116.4%; and Equinix, up 103.4%. The stocks with the largest negative impact were Allscripts Healthcare, down 50.3%; Arch Coal, down 48.4%; and Gentex, down 34.9%. There were 25 additions to and 25 deletions from the benchmark in 2012.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impacted tracking error during the year include transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	17.60	4.96	10.27	—
Class B	17.33	4.70	9.99	—
Class E	17.46	4.80	10.10	—
Class G	17.27	—	—	19.64
S&P MidCap 400 Index	17.88	5.15	10.53	—

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 7/5/00, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Regeneron Pharmaceuticals, Inc.	1.1
SPDR S&P MidCap 400 ETF Trust	1.0
Equinix, Inc.	0.8
HollyFrontier Corp.	0.8
Kansas City Southern	0.8
AMETEK, Inc.	0.7
Vertex Pharmaceuticals, Inc.	0.7
Rackspace Hosting, Inc.	0.7
The Macerich Co.	0.6
PVH Corp.	0.6

Top Sectors

% of Net Assets
Financials	21.2
Industrials	16.7
Information Technology	15.4
Consumer Discretionary	12.8
Health Care	8.6
Materials	7.0
Energy	5.6
Utilities	5.0
Consumer Staples	3.7
Telecommunications	0.5

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.32%	$1,000.00	$1,091.30	$1.68
	Hypothetical*	0.32%	$1,000.00	$1,023.51	$1.63

Class B(a)	Actual	0.57%	$1,000.00	$1,089.80	$2.99
	Hypothetical*	0.57%	$1,000.00	$1,022.24	$2.90

Class E(a)	Actual	0.47%	$1,000.00	$1,090.20	$2.47
	Hypothetical*	0.47%	$1,000.00	$1,022.75	$2.39

Class G(a)	Actual	0.62%	$1,000.00	$1,089.40	$3.26
	Hypothetical*	0.62%	$1,000.00	$1,021.98	$3.15

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—96.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
Alliant Techsystems, Inc.	18,040	$1,117,758
BE Aerospace, Inc. (a)	57,403	2,835,708
Esterline Technologies Corp. (a)	17,042	1,084,042
Exelis, Inc.	103,599	1,167,561
Huntington Ingalls Industries, Inc. (a)	27,387	1,186,953
Triumph Group, Inc.	27,615	1,803,259

		9,195,281

Air Freight & Logistics—0.1%
UTi Worldwide, Inc.	57,307	767,914

Airlines—0.4%
Alaska Air Group, Inc. (a)	38,831	1,673,228
JetBlue Airways Corp. (a) (b)	125,604	717,199

		2,390,427

Auto Components—0.2%
Gentex Corp. (b)	78,836	1,483,694

Automobiles—0.1%
Thor Industries, Inc.	24,277	908,688

Biotechnology—2.0%
Regeneron Pharmaceuticals, Inc. (a)	41,594	7,115,486
United Therapeutics Corp. (a)	26,091	1,393,781
Vertex Pharmaceuticals, Inc. (a)	119,744	5,022,063

		13,531,330

Building Products—0.6%
Fortune Brands Home & Security, Inc. (a)	89,909	2,627,141
Lennox International, Inc.	25,277	1,327,548

		3,954,689

Capital Markets—2.4%
Affiliated Managers Group, Inc. (a)	28,608	3,723,331
Apollo Investment Corp.	112,047	936,713
Eaton Vance Corp. (b)	63,614	2,026,106
Federated Investors, Inc. (Class B)	51,676	1,045,406
Greenhill & Co., Inc. (b)	14,557	756,818
Janus Capital Group, Inc. (b)	103,387	880,857
Jefferies Group, Inc.	70,671	1,312,361
Raymond James Financial, Inc.	61,613	2,373,949
SEI Investments Co.	74,477	1,738,293
Waddell & Reed Financial, Inc. (Class A) (b)	47,204	1,643,643

		16,437,477

Chemicals—3.0%
Albemarle Corp.	49,294	3,062,143
Ashland, Inc.	40,483	3,255,238
Cabot Corp.	32,950	1,311,080
Cytec Industries, Inc.	25,178	1,733,002
Intrepid Potash, Inc. (a) (b)	29,524	628,566
Minerals Technologies, Inc.	19,540	780,037
NewMarket Corp. (b)	5,929	1,554,584
Olin Corp. (b)	44,263	955,638

Chemicals—(Continued)
RPM International, Inc.	73,058	$2,144,983
Sensient Technologies Corp.	27,484	977,331
The Scotts Miracle-Gro Co.	21,347	940,335
Valspar Corp.	46,624	2,909,338

		20,252,275

Commercial Banks—3.5%
Associated Banc-Corp.	94,801	1,243,789
BancorpSouth, Inc.	45,896	667,328
Bank of Hawaii Corp. (b)	24,824	1,093,497
Cathay General Bancorp (b)	40,446	788,697
City National Corp. (b)	26,144	1,294,651
Commerce Bancshares, Inc.	43,029	1,508,597
Cullen/Frost Bankers, Inc. (b)	33,943	1,842,087
East West Bancorp, Inc.	77,490	1,665,260
FirstMerit Corp.	60,555	859,275
Fulton Financial Corp.	109,959	1,056,706
Hancock Holding Co.	46,821	1,486,099
International Bancshares Corp. (b)	30,070	542,764
Prosperity Bancshares, Inc. (b)	24,308	1,020,936
Signature Bank (a)	25,499	1,819,099
SVB Financial Group (a)	24,585	1,376,022
Synovus Financial Corp. (b)	434,391	1,064,258
TCF Financial Corp. (b)	90,202	1,095,954
Trustmark Corp. (b)	35,775	803,506
Valley National Bancorp (b)	109,136	1,014,965
Webster Finanical Corp. (b)	44,344	911,269
Westamerica Bancorp (b)	15,124	644,131

		23,798,890

Commercial Services & Supplies—1.9%
Clean Harbors, Inc. (a)	29,189	1,605,687
Copart, Inc. (a)	58,570	1,727,815
Corrections Corp. of America	55,257	1,959,966
Deluxe Corp. (b)	28,111	906,299
Herman Miller, Inc. (b)	32,273	691,288
HNI Corp. (b)	24,933	749,486
Mine Safety Appliances Co. (b)	17,147	732,348
Rollins, Inc. (b)	36,292	799,876
RR Donnelley & Sons Co. (b)	99,571	896,139
The Brink’s Co. (b)	26,380	752,621
Waste Connections, Inc. (b)	67,808	2,291,232

		13,112,757

Communications Equipment—1.0%
ADTRAN, Inc. (b)	34,610	676,279
Ciena Corp. (a) (b)	55,337	868,791
InterDigital, Inc. (b)	22,615	929,477
Plantronics, Inc. (b)	23,568	868,952
Polycom, Inc. (a)	96,883	1,013,396
Riverbed Technology, Inc. (a)	88,735	1,749,854
Tellabs, Inc.	190,791	435,004

		6,541,753

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—0.7%
Diebold, Inc.	34,913	$1,068,687
Lexmark International, Inc. (Class A) (b)	35,664	827,048
NCR Corp. (a)	88,305	2,250,012
QLogic Corp. (a)	51,206	498,234

		4,643,981

Construction & Engineering—1.2%
AECOM Technology Corp. (a)	59,742	1,421,860
Granite Construction, Inc.	19,668	661,238
KBR, Inc.	81,487	2,438,091
The Shaw Group, Inc. (a)	36,800	1,715,248
URS Corp.	42,439	1,666,155

		7,902,592

Construction Materials—0.4%
Martin Marietta Materials, Inc. (b)	25,354	2,390,375

Containers & Packaging—1.5%
Aptargroup, Inc.	36,679	1,750,322
Greif, Inc.	16,748	745,286
Packaging Corp. of America	54,232	2,086,305
Rock-Tenn Co.	39,268	2,745,226
Silgan Holdings, Inc.	27,135	1,128,544
Sonoco Products Co.	55,634	1,653,999

		10,109,682

Distributors—0.5%
LKQ Corp. (a)	164,142	3,463,396

Diversified Consumer Services—0.7%
DeVry, Inc. (b)	31,535	748,326
Matthews International Corp. (b)	15,186	487,471
Regis Corp. (b)	31,769	537,531
Service Corp. International	117,468	1,622,233
Sotheby’s (b)	37,431	1,258,430
Strayer Education, Inc. (b)	6,557	368,307

		5,022,298

Diversified Financial Services—0.5%
CBOE Holdings, Inc.	48,196	1,419,854
MSCI, Inc. (a)	67,427	2,089,563

		3,509,417

Diversified Telecommunication Services—0.3%
tw telecom, inc. (a)	83,586	2,128,935

Electric Utilities—2.0%
Cleco Corp. (b)	33,536	1,341,775
Great Plains Energy, Inc.	84,598	1,718,185
Hawaiian Electric Industries, Inc. (b)	53,844	1,353,638
IDACORP, Inc. (b)	27,699	1,200,752
NV Energy, Inc.	130,009	2,358,363
OGE Energy Corp.	54,531	3,070,641
PNM Resources, Inc.	43,989	902,215

Electric Utilities—(Continued)
Westar Energy, Inc.	69,839	$1,998,792

		13,944,361

Electrical Equipment—1.7%
Acuity Brands, Inc. (b)	23,517	1,592,806
AMETEK, Inc.	134,189	5,041,481
General Cable Corp. (a)	27,486	835,849
Hubbell, Inc. (Class B)	29,474	2,494,385
Regal-Beloit Corp.	24,571	1,731,518

		11,696,039

Electronic Equipment, Instruments & Components—2.1%
Arrow Electronics, Inc. (a)	58,518	2,228,365
Avnet, Inc. (a)	75,787	2,319,840
Ingram Micro, Inc. (a)	82,921	1,403,023
Itron, Inc. (a)	21,652	964,597
National Instruments Corp.	52,225	1,347,927
Tech Data Corp. (a)	20,854	949,483
Trimble Navigation, Ltd. (a)	69,687	4,165,889
Vishay Intertechnology, Inc. (a) (b)	72,793	773,790

		14,152,914

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	31,453	1,440,233
CARBO Ceramics, Inc.	10,841	849,284
Dresser-Rand Group, Inc. (a)	41,789	2,346,034
Dril-Quip, Inc. (a)	20,098	1,468,159
Helix Energy Solutions Group, Inc. (a)	54,101	1,116,645
Oceaneering International, Inc.	59,593	3,205,507
Oil States International, Inc. (a)	30,316	2,168,807
Patterson-UTI Energy, Inc. (b)	82,481	1,536,621
Superior Energy Services, Inc. (a)	87,088	1,804,463
Tidewater, Inc.	27,516	1,229,415
Unit Corp. (a)	23,870	1,075,344

		18,240,512

Food & Staples Retailing—0.4%
Harris Teeter Supermarkets, Inc.	27,232	1,050,066
SUPERVALU, Inc. (b)	117,914	291,248
United Natural Foods, Inc. (a)	27,216	1,458,505

		2,799,819

Food Products—2.2%
Flowers Foods, Inc.	63,338	1,473,875
Green Mountain Coffee Roasters, Inc. (a) (b)	68,046	2,814,383
Hillshire Brands Co.	67,514	1,899,844
Ingredion, Inc.	42,279	2,724,036
Lancaster Colony Corp. (b)	10,704	740,610
Post Holdings, Inc. (a)	18,031	617,562
Ralcorp Holdings, Inc. (a)	30,401	2,725,450
Smithfield Foods, Inc. (a)	68,936	1,486,949
Tootsie Roll Industries, Inc. (b)	11,332	293,725

		14,776,434

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—1.6%
Atmos Energy Corp.	49,835	$1,750,205
Energen Corp.	39,844	1,796,566
National Fuel Gas Co.	46,044	2,333,970
Questar Corp.	96,691	1,910,614
UGI Corp.	62,242	2,035,936
WGL Holdings, Inc. (b)	28,503	1,117,033

		10,944,324

Health Care Equipment & Supplies—2.5%
Hill-Rom Holdings, Inc.	33,582	957,087
Hologic, Inc. (a)	147,325	2,950,920
IDEXX Laboratories, Inc. (a) (b)	30,194	2,802,003
Masimo Corp. (a) (b)	28,762	604,290
ResMed, Inc. (a) (b)	79,014	3,284,612
STERIS Corp.	32,292	1,121,501
Teleflex, Inc.	22,605	1,611,963
The Cooper Cos., Inc.	26,449	2,446,003
Thoratec Corp. (a)	32,449	1,217,486

		16,995,865

Health Care Providers & Services—2.9%
Community Health Systems, Inc. (a)	50,363	1,548,159
Health Management Associates, Inc. (a)	141,580	1,319,525
Health Net, Inc. (a)	44,883	1,090,657
Henry Schein, Inc. (a) (b) (c)	48,595	3,909,954
HMS Holdings Corp. (a)	48,000	1,244,160
LifePoint Hospitals, Inc. (a) (b)	27,253	1,028,801
Mednax, Inc. (a) (b)	27,517	2,188,152
Omnicare, Inc.	61,043	2,203,652
Owens & Minor, Inc. (b)	35,011	998,163
Universal Health Services, Inc. (Class B)	48,851	2,361,946
VCA Antech, Inc. (a) (b)	48,504	1,021,009
WellCare Health Plans, Inc. (a)	23,858	1,161,646

		20,075,824

Health Care Technology—0.1%
Allscripts Heathcare Solutions, Inc. (a)	94,690	891,980

Hotels, Restaurants & Leisure—1.4%
Bally Technologies, Inc. (a) (b)	22,656	1,012,950
Bob Evans Farms, Inc. (b)	15,518	623,824
Brinker International, Inc.	40,392	1,251,748
International Speedway Corp.	14,101	389,470
Life Time Fitness, Inc. (a) (b)	22,145	1,089,755
Panera Bread Co. (a)	15,605	2,478,542
Scientific Games Corp. (a)	29,130	252,557
The Cheesecake Factory, Inc. (b)	27,566	901,960
The Wendy’s Co. (b)	155,504	730,869
WMS Industries, Inc. (a) (b)	30,143	527,502

		9,259,177

Household Durables—2.1%
Jarden Corp. (a)	40,555	2,096,694
KB Home (b)	42,260	667,708
MDC Holdings, Inc.	21,498	790,266

Household Durables—(Continued)
Mohawk Industries, Inc. (a)	32,037	$2,898,387
NVR, Inc. (a)	2,538	2,334,960
Tempur-Pedic International, Inc. (a) (b)	32,907	1,036,241
Toll Brothers, Inc. (a)	82,672	2,672,786
Tupperware Brands Corp.	30,536	1,957,358

		14,454,400

Household Products—1.0%
Church & Dwight Co., Inc.	77,162	4,133,569
Energizer Holdings, Inc. (a)	34,190	2,734,516

		6,868,085

Industrial Conglomerates—0.3%
Carisle Cos., Inc.	34,743	2,041,499

Insurance—4.4%
Alleghany Corp. (a)	9,358	3,138,860
American Financial Group, Inc.	41,859	1,654,268
Arthur J. Gallagher & Co.	68,693	2,380,213
Aspen Insurance Holdings, Ltd.	39,204	1,257,664
Brown & Brown, Inc.	65,127	1,658,133
Everest Re Group, Ltd.	28,557	3,139,842
Fidelity National Financial, Inc.	116,977	2,754,808
First American Financial Corp.	58,909	1,419,118
HCC Insurance Holdings, Inc.	55,943	2,081,639
Kemper Corp.	29,970	884,115
Mercury General Corp.	20,014	794,356
Old Republic International Corp.	133,259	1,419,208
Protective Life Corp.	43,705	1,249,089
Reinsurance Group of America, Inc.	40,786	2,182,867
StanCorp Financial Group, Inc.	24,432	895,921
The Hanover Insurance Group, Inc.	24,616	953,624
W.R. Berkley Corp.	60,754	2,292,856

		30,156,581

Internet & Catalog Retail—0.2%
HSN, Inc. (b)	20,074	1,105,676

Internet Software & Services—1.8%
AOL, Inc. (a)	46,222	1,368,634
Equinix, Inc. (a)	26,854	5,537,295
Monster Worldwide, Inc. (a) (b)	64,670	363,445
Rackspace Hosting, Inc. (a)	60,504	4,493,632
ValueClick, Inc. (a) (b)	39,058	758,116

		12,521,122

IT Services—3.0%
Acxiom Corp. (a)	41,177	718,950
Alliance Data Systems Corp. (a) (b)	27,534	3,985,822
Broadridge Financial Solutions, Inc.	67,499	1,544,377
Convergys Corp. (a)	60,275	989,113
CoreLogic, Inc. (a)	53,829	1,449,077
DST Systems, Inc.	16,937	1,026,382
Gartner, Inc. (Class A) (a)	51,721	2,380,201
Global Payments, Inc.	43,561	1,973,313

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
Lender Processing Services, Inc.	46,860	$1,153,693
Mantech International Corp. (a) (b)	13,078	339,243
NeuStar, Inc. (a)	36,611	1,535,099
VeriFone Systems, Inc. (a) (b)	59,539	1,767,118
WEX, Inc. (a)	21,374	1,610,958

		20,473,346

Leisure Equipment & Products—0.4%
Polaris Industries, Inc.	35,441	2,982,360

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. (a)	11,123	1,168,471
Charles River Laboratories International, Inc. (a)	26,813	1,004,683
Covance, Inc. (a) (c)	30,224	1,746,041
Mettler-Toledo International, Inc. (a)	16,924	3,271,409
Techne Corp.	19,119	1,306,592

		8,497,196

Machinery—5.2%
AGCO Corp. (a)	53,568	2,631,260
CLARCOR, Inc.	27,648	1,321,021
Crane Co.	26,407	1,222,116
Donaldson Co., Inc.	74,510	2,446,908
Gardner Denver, Inc.	27,117	1,857,515
Graco, Inc.	33,507	1,725,275
Harsco Corp.	44,503	1,045,821
IDEX Corp.	45,648	2,124,001
ITT Corp.	51,194	1,201,011
Kennametal, Inc.	43,977	1,759,080
Lincoln Electric Holdings, Inc.	45,875	2,233,195
Nordson Corp.	31,154	1,966,441
Oshkosh Corp. (a)	50,442	1,495,605
SPX Corp.	28,057	1,968,199
Terex Corp. (b)	61,024	1,715,385
Timken Co.	43,934	2,101,363
Trinity Industries, Inc.	43,592	1,561,465
Valmont Industries, Inc.	12,943	1,767,367
Wabtec Corp.	26,446	2,315,083
Woodward, Inc. (b)	33,253	1,267,937

		35,726,048

Marine—0.4%
Kirby Corp. (a) (b)	30,873	1,910,730
Matson, Inc.	23,502	580,969

		2,491,699

Media—1.2%
AMC Networks, Inc. (a)	31,675	1,567,912
Cinemark Holdings, Inc. (b)	56,469	1,467,065
DreamWorks Animation SKG, Inc. (a) (b)	39,600	656,172
John Wiley & Sons, Inc.	25,911	1,008,715
Lamar Advertising Co. (Class A) (a)	30,517	1,182,534
Meredith Corp. (b)	19,910	685,900
Scholastic Corp. (b)	14,513	429,004
The New York Times Co. (Class A) (a) (b)	67,246	573,608

Media—(Continued)
Valassis Communications, Inc. (a) (b)	21,660	$558,395

		8,129,305

Metals & Mining—1.7%
Carpenter Technology Corp.	24,417	1,260,650
Commercial Metals Co.	64,257	954,859
Compass Minerals International, Inc. (b)	18,286	1,366,147
Reliance Steel & Aluminum Co.	41,727	2,591,247
Royal Gold, Inc.	35,916	2,920,330
Steel Dynamics, Inc.	121,078	1,662,401
Worthington Industries, Inc. (b)	28,943	752,228

		11,507,862

Multi-Utilities—1.0%
Alliant Energy Corp.	61,293	2,691,376
Black Hills Corp. (b)	24,398	886,623
MDU Resources Group, Inc.	104,282	2,214,950
Vectren Corp.	45,358	1,333,525

		7,126,474

Multiline Retail—0.1%
Saks, Inc. (a) (b)	55,994	588,497

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a)	28,086	1,103,218

Oil, Gas & Consumable Fuels—2.9%
Alpha Natural Resources, Inc. (a) (b)	121,771	1,186,049
Arch Coal, Inc. (b)	117,231	858,131
Bill Barrett Corp. (a) (b)	26,592	473,072
Cimarex Energy Co.	47,793	2,759,090
Forest Oil Corp. (a) (b)	65,362	437,272
HollyFrontier Corp.	111,876	5,207,828
Northern Oil & Gas, Inc. (a)	32,600	548,332
Plains Exploration & Production Co. (a)	71,241	3,344,052
Quicksilver Resources, Inc. (a) (b)	65,902	188,480
Rosetta Resources, Inc. (a)	29,014	1,316,075
SM Energy Co.	36,491	1,905,195
World Fuel Services Corp. (b)	39,810	1,638,978

		19,862,554

Paper & Forest Products—0.5%
Domtar Corp.	19,475	1,626,552
Louisiana-Pacific Corp. (a)	76,414	1,476,319

		3,102,871

Pharmaceuticals—0.2%
Endo Pharmaceuticals Holdings, Inc. (a)	63,009	1,655,246

Professional Services—0.8%
FTI Consulting, Inc. (a)	22,902	755,766
Manpower, Inc.	43,328	1,838,841
The Corporate Executive Board Co.	18,535	879,671
Towers Watson & Co.	31,558	1,773,875

		5,248,153

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—9.1%
Alexandria Real Estate Equities, Inc.	35,172	$2,438,123
American Campus Communities, Inc.	57,784	2,665,576
BioMed Realty Trust, Inc.	85,222	1,647,341
BRE Properties, Inc.	42,440	2,157,225
Camden Property Trust	46,454	3,168,627
Corporate Office Properties Trust	44,618	1,114,558
Duke Realty Corp.	151,884	2,106,631
Equity One, Inc.	34,125	716,966
Essex Property Trust, Inc.	20,173	2,958,371
Federal Realty Investment Trust	35,690	3,712,474
Highwoods Properties, Inc. (b)	43,368	1,450,660
Home Properties, Inc.	28,304	1,735,318
Hospitality Properties Trust	68,279	1,599,094
Liberty Property Trust	65,299	2,335,745
Mack-Cali Realty Corp.	45,873	1,197,744
National Retail Properties, Inc.	60,768	1,895,962
Omega Healthcare Investors, Inc. (b)	61,879	1,475,814
Potlatch Corp. (b)	22,296	873,780
Rayonier, Inc. (b)	68,041	3,526,565
Realty Income Corp. (b)	73,700	2,963,477
Regency Centers Corp.	49,917	2,352,089
Senior Housing Properties Trust	97,502	2,304,947
SL Green Realty Corp.	49,906	3,825,295
Taubman Centers, Inc.	34,074	2,682,305
The Macerich Co.	75,447	4,398,560
UDR, Inc.	138,139	3,284,946
Weingarten Realty Investors (b)	61,657	1,650,558

		62,238,751

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc. (a)	23,673	695,276
Jones Lang LaSalle, Inc.	24,323	2,041,673

		2,736,949

Road & Rail—1.9%
Con-way, Inc.	30,909	859,888
Genesee & Wyoming, Inc. (a)	24,065	1,830,865
J.B. Hunt Transport Services, Inc.	50,288	3,002,697
Kansas City Southern	60,773	5,073,330
Landstar System, Inc.	25,663	1,346,281
Werner Enterprises, Inc. (b)	24,552	532,042

		12,645,103

Semiconductors & Semiconductor Equipment—1.9%
Atmel Corp. (a) (c)	242,799	1,590,333
Cree, Inc. (a)	64,218	2,182,128
Cypress Semiconductor Corp. (b)	72,636	787,374
Fairchild Semiconductor International, Inc. (a)	70,112	1,009,613
Integrated Device Technology, Inc. (a)	79,624	581,255
International Rectifier Corp. (a) (b)	38,180	676,931
Intersil Corp.	70,022	580,482
MEMC Electronic Materials, Inc. (a)	127,541	409,407
RF Micro Devices, Inc. (a)	154,358	691,524
Semtech Corp. (a)	36,566	1,058,586
Silicon Laboratories, Inc. (a)	21,190	885,954

Semiconductors & Semiconductor Equipment—(Continued)
Skyworks Solutions, Inc. (a)	107,314	$2,178,474

		12,632,061

Software—4.4%
ACI Worldwide, Inc. (a) (b)	21,750	950,258
Advent Software, Inc. (a) (b)	17,463	373,359
ANSYS, Inc. (a)	51,160	3,445,114
Cadence Design Systems, Inc. (a)	154,635	2,089,119
Compuware Corp. (a)	117,765	1,280,106
Concur Technologies, Inc. (a) (b)	24,940	1,683,949
FactSet Research Systems, Inc. (b)	22,488	1,980,293
Fair Isaac Corp. (b)	19,282	810,422
Informatica Corp. (a)	59,592	1,806,829
Jack Henry & Associates, Inc.	47,534	1,866,185
Mentor Graphics Corp. (a)	52,175	888,019
MICROS Systems, Inc. (a)	44,310	1,880,516
Parametric Technology Corp. (a)	65,984	1,485,300
Rovi Corp. (a)	57,126	881,454
SolarWinds, Inc. (a)	33,734	1,769,348
Solera Holdings, Inc.	38,004	2,032,074
Synopsys, Inc. (a)	82,355	2,622,183
TIBCO Software, Inc. (a)	85,776	1,887,930

		29,732,458

Specialty Retail—4.0%
Aaron’s, Inc.	38,830	1,098,112
Advance Auto Parts, Inc.	40,516	2,931,333
Aeropostale, Inc. (a)	43,223	562,331
American Eagle Outfitters, Inc.	99,518	2,041,114
ANN, Inc. (a)	26,713	903,968
Ascena Retail Group, Inc. (a)	69,580	1,286,534
Barnes & Noble, Inc. (a) (b)	20,841	314,491
Cabela’s, Inc. (a) (b)	25,526	1,065,710
Chico’s FAS, Inc.	91,909	1,696,640
Dick’s Sporting Goods, Inc.	54,189	2,465,058
Foot Locker, Inc.	83,238	2,673,604
Guess?, Inc. (b)	33,870	831,170
Office Depot, Inc. (a) (b)	157,520	516,666
Rent-A-Center, Inc.	32,495	1,116,528
Signet Jewelers, Ltd.	44,726	2,388,368
Tractor Supply Co.	38,899	3,437,116
Williams-Sonoma, Inc.	47,649	2,085,597

		27,414,340

Textiles, Apparel & Luxury Goods—1.8%
Carter’s, Inc. (a)	28,037	1,560,259
Deckers Outdoor Corp. (a) (b)	19,473	784,178
Hanesbrands, Inc. (a) (b)	54,044	1,935,856
PVH Corp.	39,015	4,331,055
The Warnaco Group, Inc. (a)	22,624	1,619,200
Under Armour, Inc. (a) (b)	42,768	2,075,531

		12,306,079

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares/ Principal Amount	Value*

Thrifts & Mortgage Finance—0.9%
Astoria Financial Corp. (b)	45,112	$422,248
First Niagara Financial Group, Inc.	194,739	1,544,280
New York Community Bancorp, Inc. (b)	242,503	3,176,789
Washington Federal, Inc.	58,665	989,679

		6,132,996

Tobacco—0.1%
Universal Corp. (b)	12,945	646,085

Trading Companies & Distributors—1.0%
GATX Corp.	25,901	1,121,513
MSC Industrial Direct Co.	25,645	1,933,120
United Rentals, Inc. (a) (b)	51,133	2,327,574
Watsco, Inc. (b)	16,382	1,227,012

		6,609,219

Water Utilities—0.3%
Aqua America, Inc. (b)	77,283	1,964,534

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	55,829	1,236,054

Total Common Stock (Identified Cost $545,989,094)		657,259,921

Mutual Funds—1.0%

Exchange Traded Funds—1.0%
SPDR S&P MidCap 400 ETF Trust (b)	36,500	6,778,415

Total Mutual Funds (Identified Cost $6,560,442)		6,778,415

Short Term Investments—16.8%

Discount Notes—0.8%
Federal Home Loan Bank 0.010%, 02/08/13	$200,000	199,981
Federal Home Loan Mortgage Corp. 0.010%, 02/05/13	5,000,000	4,999,368

		5,199,349

Mutual Funds—14.2%
State Street Navigator Securities Lending Prime Portfolio (d)	96,891,968	$96,891,968

U.S. Treasury—1.8%
U.S. Treasury Bills 0.010%, 04/04/13	$12,050,000	12,046,578

Total Short Term Investments (Identified Cost $114,137,895)		114,137,895

Total Investments—114.3% (Identified Cost $666,687,431) (e)		778,176,231
Liabilities in excess of other assets		(97,316,319)

Net Assets—100.0%		$680,859,912

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $96,278,252 and the collateral received consisted of cash in the amount of $96,891,968 and non-cash collateral with a value of $97,688. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $3,475,280.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $672,414,766. The aggregate unrealized appreciation and depreciation of investments was $155,512,254 and $(49,750,789), respectively, resulting in net unrealized appreciation of $105,761,465 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
S&P MidCap 400 Index Futures	03/15/13	170	$17,153,493	$154,207

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$657,259,921	$—	$—	$657,259,921
Total Mutual Funds*	6,778,415	—	—	6,778,415
Short Term Investments
Discount Notes	—	5,199,349	—	5,199,349
Mutual Funds	96,891,968	—	—	96,891,968
U.S. Treasury	—	12,046,578	—	12,046,578
Total Short Term Investments	96,891,968	17,245,927	—	114,137,895
Total Investments	$760,930,304	$17,245,927	$—	$778,176,231

Collateral for Securities Loaned (Liability)	$—	$(96,891,968)	$—	$(96,891,968)

Futures Contracts**
Futures Contracts Long (Unrealized Appreciation)	$154,207	$—	$—	$154,207

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$778,176,231
Cash		3,332
Receivable for:
Securities sold		1,122,990
Fund shares sold		141,526
Interest and dividends		447,568
Futures variation margin		392,700

Total Assets		780,284,347
Liabilities
Payable for:
Securities purchased	$1,045,405
Fund shares redeemed	1,064,195
Collateral for securities loaned	96,891,968
Accrued expenses:
Management fees	142,261
Distribution and service fees	88,230
Deferred trustees’ fees	39,418
Other expenses	152,958

Total Liabilities		99,424,435

Net Assets		$680,859,912

Net assets consists of:
Paid in surplus		$544,790,612
Undistributed net investment income		8,078,085
Accumulated net realized gains		16,348,207
Unrealized appreciation on investments		111,643,008

Net Assets		$680,859,912

Net Assets
Class A		$260,245,828
Class B		311,622,699
Class E		37,598,950
Class G		71,392,435
Capital Shares Outstanding (c)
Class A		17,983,943
Class B		21,762,649
Class E		2,614,069
Class G		5,005,494
Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.47
Class B		14.32
Class E		14.38
Class G		14.26

(a)	Identified cost of investments was $666,687,431.
(b)	Includes securities on loan with a value of $96,278,252.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$10,465,129
Securities lending income		795,311
Interest		12,026

		11,272,466
Expenses
Management fees	$1,642,162
Distribution and service fees—Class B	746,091
Distribution and service fees—Class E	56,810
Distribution and service fees—Class G	204,409
Administration fees	2,452
Trustees’ fees and expenses	43,725
Custodian and accounting	69,713
Audit and tax services	36,124
Legal	34,795
Shareholder reporting	204,966
Insurance	5,676
Miscellaneous	31,770

Total expenses	3,078,693
Less management fee waivers	(7,843)	3,070,850

Net Investment Income		8,201,616

Net Realized and Unrealized Gain
Net realized gain on:
Investments	22,213,035
Futures contracts	2,337,806	24,550,841

Net change in unrealized appreciation on:
Investments	71,720,144
Futures contracts	250,750	71,970,894

Net realized and unrealized gain		96,521,735

Net Increase in Net Assets From Operations		$104,723,351

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,201,616	$5,670,492
Net realized gain	24,550,841	27,999,426
Net change in unrealized appreciation (depreciation)	71,970,894	(45,888,257)

Increase (decrease) in net assets from operations	104,723,351	(12,218,339)

From Distributions to Shareholders
Net investment income
Class A	(2,531,522)	(2,338,598)
Class B	(2,261,039)	(1,907,034)
Class E	(332,335)	(340,737)
Class G	(507,803)	(379,177)

	(5,632,699)	(4,965,546)

Net realized capital gain
Class A	(10,643,088)	(10,735,454)
Class B	(12,498,522)	(11,461,866)
Class E	(1,626,262)	(1,822,472)
Class G	(2,972,143)	(2,429,231)

	(27,740,015)	(26,449,023)

Total distributions	(33,372,714)	(31,414,569)

Increase (decrease) in net assets from capital share transactions	(2,401,699)	42,125,533

Total increase (decrease) in net assets	68,948,938	(1,507,375)

Net Assets
Beginning of the period	611,910,974	613,418,349

End of the period	$680,859,912	$611,910,974

Undistributed Net Investment Income
End of the period	$8,078,085	$5,509,168

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,931,578	$26,719,092	2,295,302	$31,112,540
Reinvestments	963,761	13,174,610	904,779	13,074,052
Redemptions	(3,156,268)	(43,673,085)	(3,507,348)	(48,151,320)

Net decrease	(260,929)	$(3,779,383)	(307,267)	$(3,964,728)

Class B
Sales	1,745,590	$23,656,383	3,613,658	$47,952,358
Reinvestments	1,089,266	14,759,561	932,931	13,368,900
Redemptions	(2,536,702)	(35,040,000)	(2,562,691)	(34,673,504)

Net increase	298,154	$3,375,944	1,983,898	$26,647,754

Class E
Sales	82,330	$1,130,053	260,248	$3,578,741
Reinvestments	144,015	1,958,597	150,327	2,163,209
Redemptions	(492,859)	(6,785,386)	(927,169)	(12,820,046)

Net decrease	(266,514)	$(3,696,736)	(516,594)	$(7,078,096)

Class G
Sales	1,248,776	$17,126,225	2,894,708	$39,576,945
Reinvestments	257,774	3,479,946	196,529	2,808,408
Redemptions	(1,402,335)	(18,907,695)	(1,201,240)	(15,864,750)

Net increase	104,215	$1,698,476	1,889,997	$26,520,603

Increase (decrease) derived from capital share transactions		$(2,401,699)		$42,125,533

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.97	$13.88	$11.10	$8.66	$15.03

Income (Loss) From Investment Operations
Net investment income (a)	0.19	0.14	0.13	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.05	(0.34)	2.79	2.85	(5.12)

Total from investment operations	2.24	(0.20)	2.92	3.00	(4.94)

Less Distributions
Distributions from net investment income	(0.14)	(0.13)	(0.12)	(0.17)	(0.19)
Distributions from net realized capital gains	(0.60)	(0.58)	(0.02)	(0.39)	(1.24)

Total distributions	(0.74)	(0.71)	(0.14)	(0.56)	(1.43)

Net Asset Value, End of Period	$14.47	$12.97	$13.88	$11.10	$8.66

Total Return (%) (b)	17.60	(1.89)	26.28	36.99	(36.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	0.30	0.31	0.34	0.33
Net ratio of expenses to average net assets (%) (c)	0.31	0.30	0.30	0.34	0.32
Ratio of net investment income to average net assets (%)	1.40	1.03	1.07	1.59	1.52
Portfolio turnover rate (%)	11	24	22	21	33
Net assets, end of period (in millions)	$260.25	$236.56	$257.41	$214.99	$166.32

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.84	$13.75	$11.01	$8.58	$14.91

Income (Loss) From Investment Operations
Net investment income (a)	0.16	0.11	0.10	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.03	(0.34)	2.76	2.85	(5.09)

Total from investment operations	2.19	(0.23)	2.86	2.97	(4.94)

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.10)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.60)	(0.58)	(0.02)	(0.39)	(1.24)

Total distributions	(0.71)	(0.68)	(0.12)	(0.54)	(1.39)

Net Asset Value, End of Period	$14.32	$12.84	$13.75	$11.01	$8.58

Total Return (%) (b)	17.33	(2.19)	25.99	36.78	(36.38)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.55	0.56	0.59	0.58
Net ratio of expenses to average net assets (%) (c)	0.56	0.55	0.55	0.59	0.57
Ratio of net investment income to average net assets (%)	1.16	0.79	0.83	1.34	1.29
Portfolio turnover rate (%)	11	24	22	21	33
Net assets, end of period (in millions)	$311.62	$275.53	$267.85	$205.42	$133.39

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.89	$13.80	$11.05	$8.61	$14.96

Income (Loss) From Investment Operations
Net investment income (a)	0.17	0.12	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	2.04	(0.34)	2.76	2.86	(5.12)

Total from investment operations	2.21	(0.22)	2.87	2.99	(4.95)

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.10)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.60)	(0.58)	(0.02)	(0.39)	(1.24)

Total distributions	(0.72)	(0.69)	(0.12)	(0.55)	(1.40)

Net Asset Value, End of Period	$14.38	$12.89	$13.80	$11.05	$8.61

Total Return (%) (b)	17.46	(2.10)	26.08	36.93	(36.32)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	0.45	0.46	0.49	0.48
Net ratio of expenses to average net assets (%) (c)	0.46	0.45	0.45	0.49	0.47
Ratio of net investment income to average net assets (%)	1.24	0.87	0.92	1.45	1.36
Portfolio turnover rate (%)	11	24	22	21	33
Net assets, end of period (in millions)	$37.60	$37.14	$46.89	$44.75	$37.99

	Class G
	Year Ended December 31,
	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$12.79	$13.70	$10.97	$8.19

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.02	(0.33)	2.74	2.69

Total from investment operations	2.17	(0.23)	2.84	2.78

Less Distributions
Distributions from net investment income	(0.10)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	(0.60)	(0.58)	(0.02)	0.00

Total distributions	(0.70)	(0.68)	(0.11)	0.00

Net Asset Value, End of Period	$14.26	$12.79	$13.70	$10.97

Total Return (%) (b)	17.27	(2.24)	25.92	33.94	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.60	0.61	0.64	(f)
Net ratio of expenses to average net assets (%) (c)	0.61	0.60	0.60	0.64	(f)
Ratio of net investment income to average net assets (%)	1.10	0.76	0.82	1.35	(f)
Portfolio turnover rate (%)	11	24	22	21
Net assets, end of period (in millions)	$71.39	$62.68	$41.26	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2012 were $1,642,162.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2012 were $181,373.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$70,057,169	$0	$95,653,692

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2102, the unrealized appreciation on open equity index futures contracts was $154,207. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $2,337,806 which are shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $250,750 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$7,770,120	$9,547,624	$25,602,594	$21,866,945	$—	$—	$33,372,714	$31,414,569
As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$11,563,373	$18,783,879	$105,761,466	$—	$—	$136,108,718

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Mid Cap Stock Index Portfolio and Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Mid Cap Stock Index Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-22

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Mid Cap Stock Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-23

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-24

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MetLife Mid Cap Stock Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance versus its benchmark. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Mid Cap Stock Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MSF-25

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Mid Cap Stock Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-26

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

Metropolitan Series Fund
MetLife Moderate Allocation Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 13.47% and 13.24%. The Portfolio’s benchmark, the Dow Jones Moderate, respectively. Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the U.S. and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households although, more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. The Portfolio’s fixed income position curtailed absolute performance during the full twelve month period during which stocks outperformed bonds. However, the bond position cushioned the magnitude of losses suffered in May and October when stocks fell sharply. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds, and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: Third Avenue Small Cap Value Portfolio, T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio, and Janus Forty Portfolio. Third Avenue Small Cap Value overcame a large (over 10%) cash position with strong individual stock selection. Contributors included Madison Square Garden Corp. and Canadian agri-business company Viterra, Inc., which was taken over by Glencore earlier in the year. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.). T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative

MSF-1

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

results, though an unfavorable underweight position offset some of the benefit. The Janus Forty Portfolio’s strong relative performance was due in large part to its overweight to two stocks within the Information Technology sector: eBay, Inc. and Apple.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Pioneer Fund Portfolio (“Pioneer”), Davis Venture Value Portfolio (“Davis”), and Neuberger Berman Genesis Portfolio (“Neuberger”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance. Despite a double-digit absolute return for the full year, Neuberger underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance.

The underlying international equity portfolios contributed to relative performance due to primarily strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group, and BNP Paribas.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, they contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 50%) and the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserve’s accomodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 3%—had a large positive impact on the Portfolio’s relative performance as it outperformed its benchmark by a wide margin. Its strong performance, was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	13.47	2.93	5.18
Class B	13.24	2.68	4.92
Dow Jones Moderate Index	11.24	3.44	6.11

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	10.9
BlackRock Bond Income Portfolio, (Class A)	8.0
Davis Venture Value Portfolio, (Class A)	5.0
MFS Value Portfolio, (Class A)	5.0
Western Asset Management U.S. Government Portfolio, (Class A)	4.9
Van Kampen Comstock Portfolio, (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.0
BlackRock Large Cap Value Portfolio, (Class A)	4.0
Third Avenue Small Cap Value Portfolio, (ClassA)	3.1
Invesco Small Cap Growth Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.69%	$1,000.00	$1,072.50	$3.59
	Hypothetical*	0.69%	$1,000.00	$1,021.63	$3.51

Class B(a)	Actual	0.94%	$1,000.00	$1,071.80	$4.90
	Hypothetical*	0.94%	$1,000.00	$1,020.35	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	16,618,294	$154,217,769
BlackRock Bond Income Portfolio, (Class A) (a)	3,496,586	403,086,456
BlackRock High Yield Portfolio, (Class A) (b)	5,712,500	50,955,503
BlackRock Large Cap Value Portfolio, (Class A) (a)	20,712,416	202,981,674
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,560,218	101,288,197
Clarion Global Real Estate Portfolio, (Class A) (b)	8,934,584	102,747,713
Davis Venture Value Portfolio, (Class A) (a)	7,687,496	255,301,741
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	3,648,557	51,262,224
Harris Oakmark International Portfolio, (Class A) (b)	10,237,841	154,181,881
Invesco Small Cap Growth Portfolio, (Class A) (b)	9,846,142	154,289,047
Janus Forty Portfolio, (Class A) (b)	1,302,096	101,368,137
Jennison Growth Portfolio, (Class A) (a)	12,942,274	151,812,869
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	10,912,136	101,046,377
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	4,543,325	50,567,208
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	3,794,653	50,962,196
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	257,563	51,077,255
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,708,215	51,358,774
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	9,440,512	100,919,071
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	14,878,966	150,575,135
Met/Templeton International Bond Portfolio, (Class A) (b)	12,891,592	153,152,108
MFS Emerging Markets Equity Portfolio, (Class A) (b)	4,669,149	51,547,409
MFS Research International Portfolio, (Class A) (b)	14,884,215	153,902,786

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	18,431,074	$254,348,822
Neuberger Berman Genesis Portfolio, (Class A) (a)	7,720,802	101,991,791
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	12,674,671	149,941,357
PIMCO Total Return Portfolio, (Class A) (b)	43,144,204	554,834,468
Pioneer Fund Portfolio, (Class A) (b)	3,500,927	50,903,481
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	8,549,302	151,066,175
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	8,363,548	204,237,844
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	5,369,143	51,167,930
Third Avenue Small Cap Value Portfolio, (Class A) (b) (c)	9,615,593	154,330,265
Van Eck Global Natural Resources Portfolio, (Class A) (a)	7,771,341	100,405,731
Van Kampen Comstock Portfolio, (Class A) (b)	18,770,093	204,594,018
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	3,625,244	50,680,914
Western Asset Management U.S. Government Portfolio, (Class A) (a)	20,184,552	249,481,068

Total Mutual Funds (Identified Cost $4,653,406,899)		5,076,585,394

Total Investments—100.0% (Identified Cost $4,653,406,899) (d)		5,076,585,394
Liabilities in excess of other assets		(1,321,369)

Net Assets—100.0%		$5,075,264,025

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $4,712,316,657. The aggregate unrealized appreciation and depreciation of investments was $373,957,877 and $(9,689,140), respectively, resulting in net unrealized appreciation of $364,268,737 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012
Baillie Gifford International Stock	5,529,498	11,760,439	671,643	16,618,294
BlackRock Bond Income	3,530,266	156,236	189,916	3,496,586
BlackRock High Yield	5,840,767	538,839	667,106	5,712,500
BlackRock Large Cap Value	9,117,698	11,762,453	167,735	20,712,416
BlackRock Legacy Large Cap Growth	3,549,953	91,413	81,148	3,560,218
Clarion Global Real Estate	9,750,198	266,933	1,082,547	8,934,584
Davis Venture Value	7,778,369	81,381	172,254	7,687,496
Goldman Sachs Mid Cap Value	3,820,099	41,163	212,705	3,648,557
Harris Oakmark International	14,863,202	477,399	5,102,760	10,237,841
Invesco Small Cap Growth	9,846,156	644,498	644,512	9,846,142
Janus Forty	1,388,328	25,178	111,410	1,302,096
Jennison Growth	11,725,353	2,275,259	1,058,338	12,942,274
Jennison Large Cap Equity	11,543,387	196,568	11,739,955	0
Legg Mason ClearBridge Aggressive Growth	5,906,962	5,413,942	408,768	10,912,136
Loomis Sayles Small Cap Growth	4,664,910	33,970	155,555	4,543,325
Lord Abbett Bond Debenture	3,861,249	300,757	367,353	3,794,653
Met/Artisan Mid Cap Value	270,240	3,032	15,709	257,563
Met/Dimensional International Small Company	3,271,562	592,368	155,715	3,708,215
Met/Eaton Vance Floating Rate	9,443,627	423,386	426,501	9,440,512
Met/Franklin Low Duration Total Return	14,689,101	513,539	323,674	14,878,966
Met/Templeton International Bond	12,354,236	1,426,476	889,120	12,891,592
MFS Emerging Markets Equity	4,725,883	105,718	162,452	4,669,149
MFS Research International	19,391,675	1,095,054	5,602,514	14,884,215
MFS Value	19,461,371	654,340	1,684,637	18,431,074
Morgan Stanley Mid Cap Growth	331,636	23,939	355,575	0
Neuberger Berman Genesis	7,871,870	60,579	211,647	7,720,802
PIMCO Inflation Protected Bond	12,353,116	1,339,916	1,018,361	12,674,671
PIMCO Total Return	52,590,212	1,963,870	11,409,878	43,144,204
Pioneer Fund	3,577,981	57,803	134,857	3,500,927
T. Rowe Price Large Cap Growth	6,441,270	2,839,846	731,814	8,549,302
T. Rowe Price Large Cap Value	8,819,763	168,709	624,924	8,363,548
T. Rowe Price Mid Cap Growth	4,618,335	793,662	42,854	5,369,143
Third Avenue Small Cap Value	10,030,268	76,562	491,237	9,615,593
Van Eck Global Natural Resources	6,433,883	1,446,063	108,605	7,771,341
Van Kampen Comstock	19,655,451	365,490	1,250,848	18,770,093
Western Asset Management Strategic Bond Opportunities	3,774,222	151,223	300,201	3,625,244
Western Asset Management U.S. Government	19,925,735	815,753	556,936	20,184,552

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
Baillie Gifford International Stock	$(197,639)	$0	$661,115	$154,217,769
BlackRock Bond Income	2,898,541	2,606,899	10,817,746	403,086,456
BlackRock High Yield	131,863	658,000	3,709,775	50,955,503
BlackRock Large Cap Value	549,152	15,861,418	1,628,427	202,981,674
BlackRock Legacy Large Cap Growth	(33,544)	0	305,794	101,288,197
Clarion Global Real Estate	(3,029,734)	0	2,337,034	102,747,713
Davis Venture Value	(597,900)	0	2,071,187	255,301,741
Goldman Sachs Mid Cap Value	(50,878)	0	417,770	51,262,224
Harris Oakmark International	1,219,534	0	3,580,996	154,181,881
Invesco Small Cap Growth	306,682	9,225,905	0	154,289,047
Janus Forty	320,640	0	446,032	101,368,137
Jennison Growth	5,607,956	25,724,685	365,125	151,812,869
Jennison Large Cap Equity	(191,616)	0	452,977	0
Legg Mason ClearBridge Aggressive Growth	162,571	0	106,344	101,046,377
Loomis Sayles Small Cap Growth	(21,483)	0	0	50,567,208
Lord Abbett Bond Debenture	1,145,967	0	3,729,951	50,962,196
Met/Artisan Mid Cap Value	1,198,402	0	492,690	51,077,255
Met/Dimensional International Small Company	622,397	4,501,550	1,186,377	51,358,774

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
Met/Eaton Vance Floating Rate	$168,799	$287,836	$3,583,983	$100,919,071
Met/Franklin Low Duration Total Return	(27,946)	0	3,208,744	150,575,135
Met/Templeton International Bond	1,196,167	0	15,369,102	153,152,108
MFS Emerging Markets Equity	142,391	0	485,800	51,547,409
MFS Research International	(4,890,804)	0	4,107,773	153,902,786
MFS Value	7,588,132	3,503,120	4,919,683	254,348,822
Morgan Stanley Mid Cap Growth	(113,277)	0	0	0
Neuberger Berman Genesis	516,580	0	362,549	101,991,791
PIMCO Inflation Protected Bond	1,120,582	8,991,541	4,899,649	149,941,357
PIMCO Total Return	11,615,731	0	21,851,811	554,834,468
Pioneer Fund	251,784	0	770,123	50,903,481
T. Rowe Price Large Cap Growth	5,172,538	0	126,706	151,066,175
T. Rowe Price Large Cap Value	156,832	0	3,351,941	204,237,844
T. Rowe Price Mid Cap Growth	173,453	6,074,665	0	51,167,930
Third Avenue Small Cap Value	(294,589)	0	0	154,330,265
Van Eck Global Natural Resources	372,081	6,573,642	0	100,405,731
Van Kampen Comstock	295,331	0	3,070,257	204,594,018
Western Asset Management Strategic Bond Opportunities	423,516	0	1,835,394	50,680,914
Western Asset Management U.S. Government	105,570	0	5,173,486	249,481,068

	$34,013,782	$84,009,261	$105,426,341	$5,076,585,394

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,076,585,394	$—	$—	$5,076,585,394
Total Investments	$5,076,585,394	$—	$—	$5,076,585,394

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$5,076,585,394
Receivable for:
Securities sold		838,099
Fund shares sold		592,049

Total Assets		5,078,015,542
Liabilities
Payable for:
Fund shares redeemed	$1,430,148
Accrued expenses:
Management fees	245,590
Distribution and service fees	1,011,510
Deferred trustees’ fees	39,418
Other expenses	24,851

Total Liabilities		2,751,517

Net Assets		$5,075,264,025

Net assets consists of:
Paid in surplus		$4,563,422,184
Undistributed net investment income		105,057,367
Accumulated net realized losses		(16,394,021)
Unrealized appreciation on affiliated investments		423,178,495

Net Assets		$5,075,264,025

Net Assets
Class A		$274,835,666
Class B		4,800,428,359
Capital Shares Outstanding (b)
Class A		22,934,037
Class B		402,093,429
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.98
Class B		11.94

(a)	Identified cost of affiliated investments was $4,653,406,899.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from affiliated Underlying Portfolios		$105,426,341

Expenses
Management fees	$2,863,407
Distribution and service fees—Class B	11,792,963
Administration fees	2,916
Trustees’ fees and expenses	30,093
Custodian and accounting	25,017
Audit and tax services	26,443
Legal	46,338
Miscellaneous	16,252

Total expenses		14,803,429

Net Investment Income		90,622,912

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	34,013,782
Capital gains distributions from affiliated Underlying Portfolios	84,009,261	118,023,043

Net change in unrealized appreciation on:
Affiliated investments		403,300,249

Net realized and unrealized gain		521,323,292

Net Increase in Net Assets From Operations		$611,946,204

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$90,622,912	$83,589,292
Net realized gain	118,023,043	395,833,624
Net change in unrealized appreciation (depreciation)	403,300,249	(557,043,249)

Increase (decrease) in net assets from operations	611,946,204	(77,620,333)

From Distributions to Shareholders
Net investment income
Class A	(6,514,397)	(4,171,993)
Class B	(108,951,696)	(67,897,534)

Total distributions	(115,466,093)	(72,069,527)

Increase (decrease) in net assets from capital share transactions	(121,583,518)	396,910,904

Total increase in net assets	374,896,593	247,221,044

Net Assets
Beginning of the period	4,700,367,432	4,453,146,388

End of the period	$5,075,264,025	$4,700,367,432

Undistributed Net Investment Income
End of the period	$105,057,367	$114,777,202

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,124,210	$35,869,291	4,078,538	$45,374,139
Reinvestments	574,461	6,514,397	363,098	4,171,993
Redemptions	(2,836,871)	(32,497,132)	(3,320,255)	(36,911,570)

Net increase	861,800	$9,886,556	1,121,381	$12,634,562

Class B
Sales	13,308,058	$151,996,374	56,687,865	$637,981,732
Reinvestments	9,633,218	108,951,696	5,919,576	67,897,534
Redemptions	(34,347,352)	(392,418,144)	(29,119,705)	(321,602,924)

Net increase (decrease)	(11,406,076)	$(131,470,074)	33,487,736	$384,276,342

Increase (decrease) derived from capital share transactions		$(121,583,518)		$396,910,904

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.83	$11.14	$10.09	$8.40	$12.00

Income (Loss) From Investment Operations
Net investment income (a)	0.23	0.22	0.20	0.30	0.25
Net realized and unrealized gain (loss) on investments	1.21	(0.34)	1.14	1.83	(3.59)

Total from investment operations	1.44	(0.12)	1.34	2.13	(3.34)

Less Distributions
Distributions from net investment income	(0.29)	(0.19)	(0.29)	(0.30)	(0.12)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.14)	(0.14)

Total distributions	(0.29)	(0.19)	(0.29)	(0.44)	(0.26)

Net Asset Value, End of Period	$11.98	$10.83	$11.14	$10.09	$8.40

Total Return (%) (b)	13.47	(1.14)	13.47	26.84	(28.43)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.07	0.07
Ratio of net investment income to average net assets (%) (d)	2.03	1.99	1.95	3.44	2.38
Portfolio turnover rate (%)	11	41	14	32	24
Net assets, end of period (in millions)	$274.84	$239.01	$233.42	$188.75	$135.50

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.79	$11.10	$10.06	$8.37	$11.96

Income (Loss) From Investment Operations
Net investment income (a)	0.21	0.19	0.17	0.27	0.21
Net realized and unrealized gain (loss) on investments	1.20	(0.33)	1.14	1.83	(3.57)

Total from investment operations	1.41	(0.14)	1.31	2.10	(3.36)

Less Distributions
Distributions from net investment income	(0.26)	(0.17)	(0.27)	(0.27)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.14)	(0.14)

Total distributions	(0.26)	(0.17)	(0.27)	(0.41)	(0.23)

Net Asset Value, End of Period	$11.94	$10.79	$11.10	$10.06	$8.37

Total Return (%) (b)	13.24	(1.37)	13.17	26.53	(28.63)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.81	1.74	1.64	3.11	2.08
Portfolio turnover rate (%)	11	41	14	32	24
Net assets, end of period (in millions)	$4,800.43	$4,461.36	$4,219.73	$3,030.48	$1,917.00

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$2,863,407	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2012, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2012 were $530,385,650 and $592,719,191, respectively.

MSF-12

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit and counterparty risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$115,466,093	$72,069,527	$—	$—	$—	$—	$115,466,093	$72,069,527

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$105,096,785	$42,515,737	$364,268,737	$—	$—	$511,881,259

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-13

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-14

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-16

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-17

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as

MSF-18

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Moderate AA Broad Index, for the one-, three- and five-year periods ended October 31, 2012. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios,

MSF-19

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Moderate Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund
MetLife Moderate to Aggressive Allocation Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 15.82% and 15.39%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 13.97% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the U.S. and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households although, more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds, and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio, T. Rowe Price Large Cap Growth Portfolio, and Janus Forty Portfolio. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.). T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to

MSF-1

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

take on more risk and rotated out of the traditionally defensive sector. The Janus Forty Portfolio’s strong relative performance was due in large part to its overweight position to two stocks within the Information Technology sector: eBay, Inc. and Apple.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Davis Venture Value Portfolio (“Davis”), Morgan Stanley Mid Cap Growth Portfolio (“Morgan Stanley”), and Loomis Sayles Small Cap Growth Portfolio (“Loomis Sayles”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Morgan Stanley was hurt by weak stock selection and an underweight in the otherwise strong performing Materials and Processing sector. Exposure to rare earths miner Molycorp was the biggest detractor.Relative underperformance in the Loomis Sayles Portfolio was due primarily to stock selection in the Health Care and Industrials sectors. An underweight to Materials also contributed to underperformance versus the benchmark. The largest individual detractors from performance during the year were technology related companies CEVA Inc., ServiceSource International Inc., and Volterra Semiconductor Corp.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group, and BNP Paribas.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, they still contributed more to the Portfolio’s relative performance even with a small fixed income allocation (approximately 20%) because of the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserve’s accomodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 2%—had a large positive impact on the Portfolio’s relative performance, as it outperformed its benchmark by a wide margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	15.82	1.56	4.77
Class B	15.39	1.30	4.50
Dow Jones Moderately Aggressive Index	13.97	2.58	6.46

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
MFS Value Portfolio, (Class A)	6.0
PIMCO Total Return Portfolio, (Class A)	5.9
Van Kampen Comstock Portfolio, (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio, (Class A)	5.0
Davis Venture Value Portfolio, (Class A)	5.0
Jennison Growth Portfolio, (Class A)	5.0
Harris Oakmark International Portfolio, (Class A)	4.1
Baillie Gifford International Stock Portfolio, (Class A)	4.1
MFS Research International Portfolio, (Class A)	4.0
Invesco Small Cap Growth Portfolio, (Class A)	4.0

MSF-3

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.74%	$1,000.00	$1,085.70	$3.88
	Hypothetical*	0.74%	$1,000.00	$1,021.37	$3.76

Class B(a)	Actual	0.99%	$1,000.00	$1,084.10	$5.19
	Hypothetical*	0.99%	$1,000.00	$1,020.10	$5.03

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	12,632,605	$117,230,579
BlackRock Bond Income Portfolio, (Class A) (a)	985,971	113,662,763
BlackRock Large Cap Value Portfolio, (Class A) (a)	11,836,500	115,997,699
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,045,908	86,656,095
Clarion Global Real Estate Portfolio, (Class A) (b)	7,646,359	87,933,129
Davis Venture Value Portfolio, (Class A) (a)	4,392,498	145,874,869
Dreman Small Cap Value Portfolio, (Class A) (b)	3,886,644	58,571,722
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	4,166,355	58,537,284
Harris Oakmark International Portfolio, (Class A) (b)	7,791,262	117,336,412
Invesco Small Cap Growth Portfolio, (Class A) (b)	7,472,791	117,098,627
Janus Forty Portfolio, (Class A) (b)	1,114,196	86,740,149
Jennison Growth Portfolio, (Class A) (a)	12,272,631	143,957,959
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	12,427,536	115,078,987
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	5,189,908	57,763,681
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,305,232	57,819,261
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	147,016	29,154,691
Met/Dimensional International Small Company Portfolio, (Class A) (a)	4,233,128	58,628,828
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,662,369	28,460,725
Met/Templeton International Bond Portfolio, (Class A) (b)	4,883,098	58,011,206
MFS Emerging Markets Equity Portfolio, (Class A) (b)	5,317,007	58,699,754
MFS Research International Portfolio, (Class A) (b)	11,329,964	117,151,823

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	12,633,319	$174,339,809
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b) (c)	2,423,591	28,622,614
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,200,088	29,063,160
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	4,769,195	56,419,571
PIMCO Total Return Portfolio, (Class A) (b)	13,274,368	170,708,369
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	6,554,263	115,813,832
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	5,973,587	145,874,994
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	3,068,100	29,238,989
Third Avenue Small Cap Value Portfolio, (ClassA) (b) (c)	3,651,232	58,602,278
Van Eck Global Natural Resources Portfolio, (Class A) (a)	6,662,349	86,077,554
Van Kampen Comstock Portfolio, (Class A) (b)	13,410,738	146,177,043
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,048,013	28,631,228

Total Mutual Funds (Identified Cost $2,555,735,205)		2,899,935,684

Total Investments—100.0% (Identified Cost $2,555,735,205) (d)		2,899,935,684
Liabilities in excess of other assets		(769,743)

Net Assets—100.0%		$2,899,165,941

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,642,164,004. The aggregate unrealized appreciation and depreciation of investments was $264,055,242 and $(6,283,562), respectively, resulting in net unrealized appreciation of $257,771,680 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012
Baillie Gifford International Stock	6,408,197	6,739,615	515,207	12,632,605
BlackRock Bond Income	998,907	51,344	64,280	985,971
BlackRock Large Cap Value	5,338,151	6,707,072	208,723	11,836,500
BlackRock Legacy Large Cap Growth	3,084,372	49,105	87,569	3,045,908
Clarion Global Real Estate	8,586,065	212,764	1,152,470	7,646,359
Davis Venture Value	4,592,829	41,323	241,654	4,392,498
Dreman Small Cap Value	4,105,218	45,929	264,503	3,886,644
Goldman Sachs Mid Cap Value	4,399,550	44,437	277,632	4,166,355
Harris Oakmark International	10,718,275	295,774	3,222,787	7,791,262
Invesco Small Cap Growth	7,557,286	492,218	576,713	7,472,791
Janus Forty	1,258,569	9,074	153,447	1,114,196
Jennison Growth	8,954,517	4,140,734	822,620	12,272,631
Jennison Large Cap Equity	10,221,471	58,236	10,279,707	0
Legg Mason ClearBridge Aggressive Growth	10,446,352	2,987,600	1,006,416	12,427,536
Loomis Sayles Small Cap Growth	5,371,337	35,487	216,916	5,189,908
Lord Abbett Bond Debenture	4,360,355	354,354	409,477	4,305,232
Met/Artisan Mid Cap Value	157,002	1,714	11,700	147,016
Met/Dimensional International Small Company	3,779,159	648,057	194,088	4,233,128
Met/Eaton Vance Floating Rate	2,671,446	142,368	151,445	2,662,369
Met/Templeton International Bond	4,731,943	556,535	405,380	4,883,098
MFS Emerging Markets Equity	5,477,160	122,864	283,017	5,317,007
MFS Research International	13,954,652	568,292	3,192,980	11,329,964
MFS Value	13,581,045	446,672	1,394,398	12,633,319
Morgan Stanley Mid Cap Growth	170,188	2,445,835	192,432	2,423,591
Neuberger Berman Genesis	2,292,134	18,538	110,584	2,200,088
PIMCO Inflation Protected Bond	4,650,072	547,821	428,698	4,769,195
PIMCO Total Return	18,303,182	807,713	5,836,527	13,274,368
T. Rowe Price Large Cap Growth	5,537,665	1,676,041	659,443	6,554,263
T. Rowe Price Large Cap Value	6,428,117	115,932	570,462	5,973,587
T. Rowe Price Mid Cap Growth	2,708,446	412,795	53,141	3,068,100
Third Avenue Small Cap Value	3,860,948	19,331	229,047	3,651,232
Turner Mid Cap Growth	1,971,079	376,160	2,347,239	0
Van Eck Global Natural Resources	5,593,275	1,166,938	97,864	6,662,349
Van Kampen Comstock	14,453,684	230,783	1,273,729	13,410,738
Western Asset Management Strategic Bond Opportunities	2,134,767	100,031	186,785	2,048,013

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
Baillie Gifford International Stock	$(2,105,416)	$0	$754,478	$117,230,579
BlackRock Bond Income	383,288	740,626	3,073,344	113,662,763
BlackRock Large Cap Value	690,456	9,075,394	931,734	115,997,699
BlackRock Legacy Large Cap Growth	(51,163)	0	263,021	86,656,095
Clarion Global Real Estate	(4,459,436)	0	2,032,965	87,933,129
Davis Venture Value	(1,064,880)	0	1,202,554	145,874,869
Dreman Small Cap Value	247,757	0	482,423	58,571,722
Goldman Sachs Mid Cap Value	(106,982)	0	481,007	58,537,284
Harris Oakmark International	(4,419,785)	0	2,568,029	117,336,412
Invesco Small Cap Growth	242,155	7,024,541	0	117,098,627
Janus Forty	3,605,529	0	383,224	86,740,149
Jennison Growth	1,257,170	19,365,183	274,861	143,957,959
Jennison Large Cap Equity	(360,343)	0	391,984	0
Legg Mason ClearBridge Aggressive Growth	208,892	0	182,881	115,078,987
Loomis Sayles Small Cap Growth	(48,896)	0	0	57,763,681
Lord Abbett Bond Debenture	135,494	0	4,251,751	57,819,261
Met/Artisan Mid Cap Value	378,840	0	281,493	29,154,691
Met/Dimensional International Small Company	668,157	5,152,879	1,358,034	58,628,828
Met/Eaton Vance Floating Rate	11,356	81,888	1,019,627	28,460,725
Met/Templeton International Bond	502,014	0	5,883,580	58,011,206

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2012

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
MFS Emerging Markets Equity	$1,239,343	$0	$559,239	$58,699,754
MFS Research International	(9,621,325)	0	2,916,225	117,151,823
MFS Value	(208,901)	2,402,368	3,373,818	174,339,809
Morgan Stanley Mid Cap Growth	(47,011)	0	0	28,622,614
Neuberger Berman Genesis	246,807	0	104,408	29,063,160
PIMCO Inflation Protected Bond	186,462	3,405,572	1,855,756	56,419,571
PIMCO Total Return	8,086,658	0	7,653,855	170,708,369
T. Rowe Price Large Cap Growth	3,130,551	0	107,146	115,813,832
T. Rowe Price Large Cap Value	(84,678)	0	2,432,222	145,874,994
T. Rowe Price Mid Cap Growth	50,544	3,496,438	0	29,238,989
Third Avenue Small Cap Value	(171,313)	0	0	58,602,278
Turner Mid Cap Growth	(6,054,844)	4,358,943	0	0
Van Eck Global Natural Resources	336,587	5,629,996	0	86,077,554
Van Kampen Comstock	39,553	0	2,228,855	146,177,043
Western Asset Management Strategic Bond Opportunities	135,370	0	1,044,104	28,631,228

	$(7,021,990)	$60,733,828	$48,092,618	$2,899,935,684

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,899,935,684	$—	$—	$2,899,935,684
Total Investments	$2,899,935,684	$—	$—	$2,899,935,684

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$2,899,935,684
Receivable for:
Securities sold		1,470,153
Fund shares sold		537,323

Total Assets		2,901,943,160
Liabilities
Payable for:
Fund shares redeemed	$2,007,476
Accrued expenses:
Management fees	153,682
Distribution and service fees	548,940
Deferred trustees’ fees	39,418
Other expenses	27,703

Total Liabilities		2,777,219

Net Assets		$2,899,165,941

Net assets consists of:
Paid in surplus		$2,808,744,915
Undistributed net investment income		46,148,965
Accumulated net realized losses		(299,928,418)
Unrealized appreciation on affiliated investments		344,200,479

Net Assets		$2,899,165,941

Net Assets
Class A		$290,410,790
Class B		2,608,755,151
Capital Shares Outstanding (b)
Class A		24,663,015
Class B		222,365,660
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.78
Class B		11.73

(a)	Identified cost of affiliated investments was $2,555,735,205.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from affiliated Underlying Portfolios		$48,092,618

Expenses
Management fees	$1,794,863
Distribution and service fees—Class B	6,418,068
Administration fees	2,916
Trustees’ fees and expenses	30,093
Custodian and accounting	25,017
Audit and tax services	26,443
Legal	40,541
Miscellaneous	16,873

Total expenses		8,354,814

Net Investment Income		39,737,804

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Affiliated investments	(7,021,990)
Capital gains distributions from affiliated Underlying Portfolios	60,733,828	53,711,838

Net change in unrealized appreciation on:
Affiliated investments		310,890,285

Net realized and unrealized gain		364,602,123

Net Increase in Net Assets From Operations		$404,339,927

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$39,737,804	$42,153,690
Net realized gain	53,711,838	216,517,682
Net change in unrealized appreciation (depreciation)	310,890,285	(364,098,344)

Increase (decrease) in net assets from operations	404,339,927	(105,426,972)

From Distributions to Shareholders
Net investment income
Class A	(5,740,906)	(4,070,957)
Class B	(49,009,131)	(37,034,191)

Total distributions	(54,750,037)	(41,105,148)

Decrease in net assets from capital share transactions	(128,608,132)	(99,596,166)

Total increase (decrease) in net assets	220,981,758	(246,128,286)

Net Assets
Beginning of the period	2,678,184,183	2,924,312,469

End of the period	$2,899,165,941	$2,678,184,183

Undistributed Net Investment Income
End of the period	$46,148,965	$54,431,133

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,070,968	$34,350,810	3,588,461	$39,127,626
Reinvestments	516,269	5,740,906	357,415	4,070,957
Redemptions	(2,606,910)	(29,143,753)	(2,751,959)	(29,605,908)

Net increase	980,327	$10,947,963	1,193,917	$13,592,675

Class B
Sales	8,064,080	$89,804,798	11,231,901	$122,834,506
Reinvestments	4,415,237	49,009,131	3,257,185	37,034,191
Redemptions	(24,963,781)	(278,370,024)	(25,236,052)	(273,057,538)

Net decrease	(12,484,464)	$(139,556,095)	(10,746,966)	$(113,188,841)

Decrease derived from capital share transactions		$(128,608,132)		$(99,596,166)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.39	$10.94	$9.74	$7.90	$12.43

Income (Loss) From Investment Operations
Net investment income (a)	0.18	0.18	0.14	0.21	0.17
Net realized and unrealized gain (loss) on investments	1.45	(0.55)	1.29	2.00	(4.43)

Total from investment operations	1.63	(0.37)	1.43	2.21	(4.26)

Less Distributions
Distributions from net investment income	(0.24)	(0.18)	(0.23)	(0.25)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.12)	(0.18)

Total distributions	(0.24)	(0.18)	(0.23)	(0.37)	(0.27)

Net Asset Value, End of Period	$11.78	$10.39	$10.94	$9.74	$7.90

Total Return (%) (b)	15.82	(3.55)	14.89	29.43	(34.96)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.07	0.07	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (d)	1.60	1.66	1.45	2.49	1.69
Portfolio turnover rate (%)	13	46	17	37	26
Net assets, end of period (in millions)	$290.41	$246.12	$246.03	$201.93	$131.60

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.36	$10.91	$9.71	$7.87	$12.39

Income (Loss) From Investment Operations
Net investment income (a)	0.15	0.16	0.12	0.19	0.15
Net realized and unrealized gain (loss) on investments	1.43	(0.56)	1.29	1.99	(4.43)

Total from investment operations	1.58	(0.40)	1.41	2.18	(4.28)

Less Distributions
Distributions from net investment income	(0.21)	(0.15)	(0.21)	(0.22)	(0.06)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.12)	(0.18)

Total distributions	(0.21)	(0.15)	(0.21)	(0.34)	(0.24)

Net Asset Value, End of Period	$11.73	$10.36	$10.91	$9.71	$7.87

Total Return (%) (b)	15.39	(3.77)	14.70	29.09	(35.11)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.38	1.44	1.24	2.32	1.51
Portfolio turnover rate (%)	13	46	17	37	26
Net assets, end of period (in millions)	$2,608.76	$2,432.06	$2,678.29	$2,469.30	$1,772.82

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$1,794,863	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2012, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2012 were $358,636,230 and $441,474,177, respectively.

MSF-12

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit and counterparty risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$54,750,037	$41,105,148	$—	$—	$—	$—	$54,750,037	$41,105,148

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$46,188,383	$—	$257,771,680	$(213,499,619)	$—	$90,460,444

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,303,324	$209,196,295	$213,499,619

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also

MSF-13

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-14

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate to Aggressive Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate to Aggressive Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate to Aggressive Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-17

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Moderate to Aggressive Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate to Aggressive Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate to Aggressive Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-18

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately

MSF-19

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Moderate to Aggressive Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Moderate to Aggressive AA Broad Index, for the one-, three-and five-year periods ended October 31, 2012. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Moderate to Aggressive Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

MSF-20

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Moderate to Aggressive Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MSF-21

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-22

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-23

Metropolitan Series Fund
MetLife Stock Index Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 15.76%, 15.43%, 15.62%, and 15.54%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 16.00% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The S&P 500 Index rallied significantly in 2012, driven by central bank intervention and positive developments around the European sovereign debt crisis and despite volatility around the Presidential election, the U.S. fiscal cliff crisis, and damage caused by hurricane Sandy. Better than expected macroeconomic data and an accommodative monetary policy were also positive for the equity markets. European leaders agreed on a second bailout for Greece in an ongoing effort to avoid default. The Federal Reserve Bank (the “Fed”), the European Central Bank (the “ECB”), and the Bank of Japan all announced additional plans for monetary intervention. Specifically, the Fed announced a third round of quantitative easing, the ECB announced an unlimited fully sterilized bond buying program, and the Bank of Japan expanded its asset purchase fund. Domestic macroeconomic data including U.S. productivity, U.S. payrolls, U.S. existing home sales, and U.S. unemployment were better than expected.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee remained concerned that, without sufficient policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions. To support a stronger economic recovery, the Committee announced that it would continue purchasing additional Agency Mortgage-Backed Securities and longer-term Treasury securities. The Committee also announced that a highly accommodative stance of monetary policy would be appropriate for a considerable time after the asset purchase program ended and the economic recovery strengthened.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. Financials (13.6% beginning weight in the benchmark), up 28.8%, was the best-performing sector and had the largest positive impact on the benchmark. Consumer Discretionary (10.7% beginning weight), up 23.9%, and Telecom Services (3.0% beginning weight in the benchmark), up 18.3%, were the next best-performing sectors. Utilities (3.9% beginning weight), up 1.3%, and Energy (12.3% beginning weight), up 4.6%, were the worst relative-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Bank of America, up 109.6%; JPMorgan Chase, up 36.2%; and Apple, up 32.8%. The stocks with the largest negative impact were Hewlett Packard, down 43.1%; Occidental Petroleum, down 16.1%; and Intel, down 12.0%. There were 19 additions to and 19 deletions from the benchmark in 2012.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impacted tracking error during the year include transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	15.76	1.45	6.83	—
Class B	15.43	1.19	6.56	—
Class D	15.62	—	—	17.00
Class E	15.54	1.30	6.67	—
S&P 500 Index	16.00	1.66	7.10	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	3.8
Exxon Mobil Corp.	3.1
General Electric Co.	1.7
Chevron Corp.	1.6
International Business Machines Corp.	1.6
Microsoft Corp.	1.5
Johnson & Johnson	1.5
AT&T, Inc.	1.5
Google, Inc. (Class A)	1.5
The Procter & Gamble Co.	1.4

Top Sectors

% of Net Assets
Information Technology	18.7
Financials	15.4
Health Care	11.8
Consumer Discretionary	11.4
Energy	10.8
Consumer Staples	10.5
Industrials	9.9
Materials	3.6
Utilities	3.4
Telecommunications	3.0

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.27%	$1,000.00	$1,058.60	$1.40
	Hypothetical*	0.27%	$1,000.00	$1,023.77	$1.37

Class B(a)	Actual	0.52%	$1,000.00	$1,057.00	$2.69
	Hypothetical*	0.52%	$1,000.00	$1,022.49	$2.64

Class D(a)	Actual	0.37%	$1,000.00	$1,057.80	$1.91
	Hypothetical*	0.37%	$1,000.00	$1,023.26	$1.88

Class E(a)	Actual	0.42%	$1,000.00	$1,057.60	$2.17
	Hypothetical*	0.42%	$1,000.00	$1,023.00	$2.14

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
General Dynamics Corp.	137,673	$9,536,608
Honeywell International, Inc.	324,958	20,625,084
L-3 Communications Holdings, Inc.	39,018	2,989,559
Lockheed Martin Corp.	111,411	10,282,121
Northrop Grumman Corp.	101,815	6,880,658
Precision Castparts Corp.	60,372	11,435,664
Raytheon Co.	136,835	7,876,222
Rockwell Collins, Inc. (a)	58,163	3,383,342
Textron, Inc. (a)	116,906	2,898,100
The Boeing Co.	281,525	21,215,724
United Technologies Corp.	349,785	28,685,868

		125,808,950

Air Freight & Logistics—0.8%
C. H. Robinson Worldwide, Inc.	66,866	4,227,269
Expeditors International of Washington, Inc.	86,689	3,428,550
FedEx Corp.	121,170	11,113,712
United Parcel Service, Inc. (Class B)	296,807	21,883,580

		40,653,111

Airlines—0.1%
Southwest Airlines Co.	306,128	3,134,751

Auto Components—0.3%
BorgWarner, Inc. (a) (b)	48,549	3,477,079
Delphi Automotive plc (b)	122,506	4,685,855
Johnson Controls, Inc.	283,652	8,708,116
The Goodyear Tire & Rubber Co. (b)	101,615	1,403,303

		18,274,353

Automobiles—0.5%
Ford Motor Co.	1,581,566	20,481,280
Harley-Davidson, Inc.	93,856	4,583,927

		25,065,207

Beverages—2.3%
Beam, Inc.	66,003	4,032,123
Brown-Forman Corp. (Class B)	62,871	3,976,591
Coca-Cola Enterprises, Inc.	111,929	3,551,507
Constellation Brands, Inc. (b)	62,822	2,223,271
Dr. Pepper Snapple Group, Inc.	86,329	3,814,015
Molson Coors Brewing Co.	64,647	2,766,245
Monster Beverage Corp. (b)	61,846	3,270,417
PepsiCo., Inc.	641,665	43,909,136
The Coca-Cola Co.	1,600,057	58,002,066

		125,545,371

Biotechnology—1.6%
Alexion Pharmaceuticals, Inc. (b)	80,594	7,560,523
Amgen, Inc.	318,314	27,476,865
Biogen Idec, Inc. (b)	98,145	14,394,927
Celgene Corp. (b)	175,463	13,812,447
Gilead Sciences, Inc. (b)	314,287	23,084,380

		86,329,142

Building Products—0.0%
Masco Corp.	148,132	$2,467,879

Capital Markets—1.9%
Ameriprise Financial, Inc.	85,376	5,347,099
BlackRock, Inc.	52,042	10,757,602
E*TRADE Financial Corp. (b)	106,795	955,815
Franklin Resources, Inc.	57,242	7,195,319
Invesco, Ltd.	184,197	4,805,700
Legg Mason, Inc.	48,627	1,250,687
Morgan Stanley	573,290	10,961,305
Northern Trust Corp.	90,521	4,540,533
State Street Corp.	192,811	9,064,045
T. Rowe Price Group, Inc.	105,723	6,885,739
The Bank of New York Mellon Corp.	484,760	12,458,332
The Charles Schwab Corp. (a)	454,884	6,532,134
The Goldman Sachs Group, Inc.	183,246	23,374,860

		104,129,170

Chemicals—2.5%
Air Products & Chemicals, Inc.	88,294	7,418,462
Airgas, Inc.	29,159	2,661,925
CF Industries Holdings, Inc.	26,080	5,298,413
E. I. du Pont de Nemours & Co.	386,807	17,394,711
Eastman Chemical Co.	63,620	4,329,341
Ecolab, Inc.	109,354	7,862,553
FMC Corp.	56,994	3,335,289
International Flavors & Fragrances, Inc.	33,835	2,251,381
LyondellBasell Industries NV	157,473	8,990,134
Monsanto Co.	221,762	20,989,773
PPG Industries, Inc.	63,613	8,610,019
Praxair, Inc.	123,254	13,490,150
Sigma-Aldrich Corp. (a)	49,914	3,672,672
The Dow Chemical Co.	497,464	16,078,036
The Mosaic Co.	114,770	6,499,425
The Sherwin-Williams Co.	35,500	5,460,610

		134,342,894

Commercial Banks—2.7%
BB&T Corp.	290,224	8,448,421
Comerica, Inc.	78,958	2,395,586
Fifth Third Bancorp	372,286	5,655,024
First Horizon National Corp. (a)	102,515	1,015,924
Huntington Bancshares, Inc.	354,871	2,267,626
KeyCorp	387,294	3,261,015
M&T Bank Corp. (a)	50,445	4,967,319
PNC Financial Services Group, Inc.	219,383	12,792,223
Regions Financial Corp.	586,141	4,173,324
SunTrust Banks, Inc.	223,516	6,336,678
U.S. Bancorp	780,014	24,913,647
Wells Fargo & Co.	2,030,861	69,414,829
Zions Bancorp (a)	76,402	1,635,003

		147,276,619

Commercial Services & Supplies—0.5%
Avery Dennison Corp. (a)	41,313	1,442,650
Cintas Corp. (a)	44,040	1,801,236

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Iron Mountain, Inc.	69,195	$2,148,505
Pitney Bowes, Inc. (a)	83,275	886,046
Republic Services, Inc.	124,054	3,638,504
Stericycle, Inc. (a) (b)	35,629	3,323,117
The ADT Corp. (b)	96,432	4,483,123
Tyco International, Ltd.	193,188	5,650,749
Waste Management, Inc. (a)	180,888	6,103,161

		29,477,091

Communications Equipment—2.0%
Cisco Systems, Inc.	2,202,379	43,276,747
F5 Networks, Inc. (b)	32,792	3,185,743
Harris Corp.	47,107	2,306,359
JDS Uniphase Corp. (b)	97,047	1,314,016
Juniper Networks, Inc. (b)	213,870	4,206,823
Motorola Solutions, Inc.	116,357	6,478,758
QUALCOMM, Inc.	706,864	43,839,705

		104,608,151

Computers & Peripherals—4.9%
Apple, Inc. (c)	390,218	207,997,901
Dell, Inc.	605,349	6,132,185
EMC Corp. (b)	873,881	22,109,189
Hewlett-Packard Co.	815,601	11,622,314
NetApp, Inc. (b)	148,623	4,986,302
SanDisk Corp. (b)	100,299	4,369,024
Seagate Technology plc (a)	139,366	4,247,876
Western Digital Corp.	90,945	3,864,253

		265,329,044

Construction & Engineering—0.2%
Fluor Corp.	69,071	4,057,231
Jacobs Engineering Group, Inc. (b)	53,958	2,296,992
Quanta Services, Inc. (b)	88,422	2,413,036

		8,767,259

Construction Materials—0.1%
Vulcan Materials Co.	53,759	2,798,156

Consumer Finance—0.9%
American Express Co.	403,861	23,213,930
Capital One Financial Corp.	241,294	13,978,161
Discover Financial Services	209,391	8,072,023
SLM Corp.	191,712	3,284,027

		48,548,141

Containers & Packaging—0.1%
Ball Corp.	63,821	2,855,990
Bemis Co., Inc.	42,846	1,433,627
Owens-Illinois, Inc. (b)	68,250	1,451,677
Sealed Air Corp.	80,688	1,412,847

		7,154,141

Distributors—0.1%
Genuine Parts Co. (a)	64,351	4,091,437

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (a) (b)	41,499	$868,159
H&R Block, Inc. (a)	112,537	2,089,812

		2,957,971

Diversified Financial Services—3.5%
Bank of America Corp.	4,470,955	51,863,078
Citigroup, Inc.	1,216,466	48,123,395
CME Group, Inc.	127,232	6,451,935
IntercontinentalExchange, Inc. (b)	30,166	3,734,852
JPMorgan Chase & Co.	1,576,895	69,336,073
Leucadia National Corp. (a)	82,180	1,955,062
Moody’s Corp.	80,443	4,047,892
NYSE Euronext	100,801	3,179,264
The NASDAQ OMX Group, Inc.	48,577	1,214,911

		189,906,462

Diversified Telecommunication Services—2.7%
AT&T, Inc.	2,356,174	79,426,626
CenturyLink, Inc.	258,956	10,130,359
Frontier Communications Corp. (a)	414,174	1,772,665
Verizon Communications, Inc.	1,183,861	51,225,665
Windstream Corp. (a)	243,966	2,020,038

		144,575,353

Electric Utilities—1.9%
American Electric Power Co., Inc.	201,290	8,591,057
Duke Energy Corp.	292,134	18,638,149
Edison International	135,153	6,107,564
Entergy Corp.	73,727	4,700,096
Exelon Corp.	354,373	10,539,053
FirstEnergy Corp.	173,484	7,244,692
NextEra Energy, Inc.	175,554	12,146,581
Northeast Utilities	130,229	5,089,350
Pepco Holdings, Inc. (a)	95,189	1,866,656
Pinnacle West Capital Corp.	45,506	2,319,896
PPL Corp.	241,302	6,908,476
Southern Co.	362,596	15,522,735

		99,674,305

Electrical Equipment—0.7%
Eaton Corp. plc	191,550	10,382,010
Emerson Electric Co.	300,387	15,908,495
Rockwell Automation, Inc.	57,788	4,853,614
Roper Industries, Inc.	40,814	4,549,945

		35,694,064

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. (Class A)	66,513	4,303,391
Corning, Inc.	613,037	7,736,527
FLIR Systems, Inc.	62,233	1,388,418
Jabil Circuit, Inc.	77,595	1,496,808
Molex, Inc. (a)	57,312	1,566,337
TE Connectivity, Ltd.	175,291	6,506,802

		22,998,283

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	182,374	$7,448,154
Cameron International Corp. (b)	102,342	5,778,229
Diamond Offshore Drilling, Inc.	28,836	1,959,695
Ensco plc	96,357	5,712,043
FMC Technologies, Inc. (b)	98,615	4,223,680
Halliburton Co.	384,947	13,353,811
Helmerich & Payne, Inc.	43,858	2,456,487
Nabors Industries, Ltd. (b)	120,456	1,740,589
National Oilwell Varco, Inc.	177,089	12,104,033
Noble Corp.	104,833	3,650,285
Rowan Cos. plc (b)	51,518	1,610,968
Schlumberger, Ltd.	550,702	38,158,142

		98,196,116

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	179,378	17,717,165
CVS Caremark Corp.	517,152	25,004,299
Safeway, Inc. (a)	99,390	1,797,965
Sysco Corp. (a)	243,832	7,719,721
The Kroger Co.	213,134	5,545,747
Wal-Mart Stores, Inc.	693,835	47,340,362
Walgreen Co.	356,367	13,189,143
Whole Foods Market, Inc.	71,572	6,536,671

		124,851,073

Food Products—1.7%
Archer-Daniels-Midland Co.	273,185	7,482,537
Campbell Soup Co. (a)	74,343	2,593,827
ConAgra Foods, Inc.	169,052	4,987,034
Dean Foods Co. (b)	76,838	1,268,596
General Mills, Inc.	267,651	10,815,777
H.J. Heinz Co. (a)	133,015	7,672,305
Hormel Foods Corp. (a)	55,614	1,735,713
Kellogg Co.	102,589	5,729,596
Kraft Foods Group, Inc.	245,741	11,173,843
McCormick & Co., Inc. (a)	54,970	3,492,244
Mead Johnson Nutrition Co.	84,218	5,549,124
Mondelez International, Inc.	737,170	18,775,720
The Hershey Co.	62,034	4,480,096
The J.M. Smucker Co.	44,993	3,880,196
Tyson Foods, Inc.	119,058	2,309,725

		91,946,333

Gas Utilities—0.1%
AGL Resources, Inc.	48,858	1,952,854
Oneok, Inc.	84,877	3,628,492

		5,581,346

Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	227,893	15,191,347
Becton, Dickinson & Co. (a)	81,702	6,388,279
Boston Scientific Corp. (b)	569,540	3,263,464
C.R. Bard, Inc.	31,755	3,103,734
CareFusion Corp. (b)	92,055	2,630,932
Covidien plc	196,371	11,338,462

Health Care Equipment & Supplies—(Continued)
DENTSPLY International, Inc.	58,875	$2,332,039
Edwards Lifesciences Corp. (b)	47,875	4,316,889
Intuitive Surgical, Inc. (b)	16,495	8,088,653
Medtronic, Inc.	419,531	17,209,162
St. Jude Medical, Inc.	127,837	4,620,029
Stryker Corp.	119,863	6,570,890
Varian Medical Systems, Inc. (a) (b)	45,383	3,187,702
Zimmer Holdings, Inc.	71,972	4,797,653

		93,039,235

Health Care Providers & Services—1.9%
Aetna, Inc.	138,794	6,426,162
AmerisourceBergen Corp.	97,680	4,217,822
Cardinal Health, Inc.	140,946	5,804,156
CIGNA Corp.	118,593	6,339,982
Coventry Health Care, Inc.	55,794	2,501,245
DaVita, Inc. (b)	34,772	3,843,349
Express Scripts Holding Co. (b)	338,658	18,287,532
Humana, Inc.	65,634	4,504,461
Laboratory Corp. of America Holdings (b)	39,242	3,399,142
McKesson Corp.	97,914	9,493,742
Patterson Cos., Inc. (a)	34,698	1,187,713
Quest Diagnostics, Inc.	65,943	3,842,499
Tenet Healthcare Corp. (a) (b)	44,167	1,434,103
UnitedHealth Group, Inc.	423,735	22,983,386
WellPoint, Inc.	125,962	7,673,605

		101,938,899

Health Care Technology—0.1%
Cerner Corp. (b)	60,493	4,696,677

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	184,953	6,800,722
Chipotle Mexican Grill, Inc. (b)	13,066	3,886,612
Darden Restaurants, Inc.	53,348	2,404,394
International Game Technology	110,383	1,564,127
Marriott International, Inc.	102,095	3,805,081
McDonald’s Corp.	416,469	36,736,731
Starbucks Corp.	308,460	16,539,625
Starwood Hotels & Resorts Worldwide, Inc.	81,295	4,663,081
Wyndham Worldwide Corp.	58,185	3,096,024
Wynn Resorts, Ltd.	32,962	3,707,895
Yum! Brands, Inc.	187,419	12,444,622

		95,648,914

Household Durables—0.4%
D.R. Horton, Inc. (a)	115,834	2,291,197
Garmin, Ltd. (a)	45,291	1,848,779
Harman International Industries, Inc.	28,138	1,256,080
Leggett & Platt, Inc. (a)	58,605	1,595,228
Lennar Corp. (Class A) (a)	68,097	2,633,311
Newell Rubbermaid, Inc.	119,302	2,656,856
Pulte Group, Inc. (b)	141,021	2,560,941
Stanley Black & Decker, Inc. (a)	70,016	5,179,083
Whirlpool Corp.	32,296	3,286,118

		23,307,593

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—2.1%
Clorox Co.	54,121	$3,962,740
Colgate-Palmolive Co.	184,235	19,259,927
Kimberly-Clark Corp.	162,313	13,704,086
The Procter & Gamble Co.	1,134,212	77,001,653

		113,928,406

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.	133,689	3,073,510
The AES Corp.	256,145	2,740,752

		5,814,262

Industrial Conglomerates—2.4%
3M Co.	264,064	24,518,343
Danaher Corp.	241,366	13,492,359
General Electric Co.	4,349,920	91,304,821

		129,315,523

Insurance—4.0%
ACE, Ltd.	140,959	11,248,528
Aflac, Inc.	194,512	10,332,477
American International Group, Inc. (b)	612,400	21,617,720
Aon plc	132,189	7,349,708
Assurant, Inc.	32,649	1,132,920
Berkshire Hathaway, Inc. (Class B) (b)	756,654	67,871,864
Cincinnati Financial Corp. (a)	60,736	2,378,422
Genworth Financial, Inc. (b)	204,021	1,532,198
Hartford Financial Services Group, Inc.	180,989	4,061,393
Lincoln National Corp.	114,081	2,954,698
Loews Corp.	128,986	5,256,180
Marsh & McLennan Cos., Inc.	225,822	7,784,084
MetLife, Inc. (d)	452,586	14,908,183
Principal Financial Group, Inc.	114,478	3,264,913
Prudential Financial, Inc.	192,476	10,264,745
The Allstate Corp.	199,851	8,028,015
The Chubb Corp.	108,660	8,184,271
The Progressive Corp.	230,792	4,869,711
The Travelers Cos., Inc.	158,233	11,364,294
Torchmark Corp.	39,379	2,034,713
Unum Group	114,126	2,376,103
XL Group plc	124,696	3,124,882

		211,940,022

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (b)	150,317	37,750,612
Expedia, Inc.	38,603	2,372,154
Netflix, Inc. (a) (b)	23,042	2,137,837
priceline.com, Inc. (b)	20,685	12,849,522
TripAdvisor, Inc. (a) (b)	45,466	1,907,753

		57,017,878

Internet Software & Services—2.2%
Akamai Technologies, Inc. (b)	73,617	3,011,672
eBay, Inc. (b)	483,093	24,647,405
Google, Inc. (Class A) (b)	110,409	78,320,832
VeriSign, Inc. (b)	64,403	2,500,124

Internet Software & Services—(Continued)
Yahoo!, Inc. (b)	431,729	$8,591,407

		117,071,440

IT Services—3.8%
Accenture plc	264,872	17,613,988
Automatic Data Processing, Inc.	201,384	11,480,902
Cognizant Technology Solutions Corp. (Class A) (b)	124,526	9,221,150
Computer Sciences Corp.	64,450	2,581,223
Fidelity National Information Services, Inc.	103,380	3,598,658
Fiserv, Inc. (b)	55,367	4,375,654
International Business Machines Corp.	440,595	84,395,972
MasterCard, Inc.	44,330	21,778,442
Paychex, Inc. (a)	134,184	4,178,490
SAIC, Inc. (b)	117,706	1,332,432
Teradata Corp. (b)	70,146	4,341,336
The Western Union Co.	247,472	3,368,094
Total System Services, Inc.	66,653	1,427,707
Visa, Inc. (Class A)	216,253	32,779,630

		202,473,678

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	47,967	1,722,015
Mattel, Inc.	142,338	5,212,418

		6,934,433

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	144,541	5,917,508
Life Technologies Corp. (b)	71,372	3,502,938
PerkinElmer, Inc.	47,612	1,511,205
Thermo Fisher Scientific, Inc.	149,424	9,530,263
Waters Corp. (b)	36,070	3,142,418

		23,604,332

Machinery—1.8%
Caterpillar, Inc.	271,265	24,299,919
Cummins, Inc.	73,324	7,944,655
Deere & Co.	162,471	14,040,744
Dover Corp.	74,257	4,879,427
Flowserve Corp.	20,735	3,043,898
Illinois Tool Works, Inc.	176,868	10,755,343
Ingersoll-Rand plc	116,121	5,569,163
Joy Global, Inc.	43,920	2,801,218
PACCAR, Inc.	146,444	6,620,733
Pall Corp.	46,083	2,776,962
Parker Hannifin Corp.	61,883	5,263,768
Pentair, Ltd.	87,233	4,287,502
Snap-On, Inc.	24,155	1,908,003
Xylem, Inc.	77,070	2,088,597

		96,279,932

Media—3.5%
Cablevision Systems Corp. (Class A) (a)	89,511	1,337,294
CBS Corp. (Class B)	245,121	9,326,854
Comcast Corp. (Class A)	1,102,284	41,203,376

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
DIRECTV (b)	250,607	$12,570,447
Discovery Communications, Inc. (b)	99,082	6,289,725
Gannett Co., Inc. (a)	95,320	1,716,713
News Corp. (Class A)	836,399	21,361,630
Omnicom Group, Inc.	109,587	5,474,967
Scripps Networks Interactive, Inc. (a)	36,054	2,088,248
The Interpublic Group of Cos., Inc.	178,948	1,972,007
The McGraw-Hill Cos., Inc.	115,195	6,297,711
The Walt Disney Co.	735,110	36,601,127
The Washington Post Co. (Class B) (a)	1,867	681,847
Time Warner Cable, Inc.	125,182	12,166,439
Time Warner, Inc.	392,775	18,786,428
Viacom, Inc. (Class B)	191,648	10,107,516

		187,982,329

Metals & Mining—0.7%
Alcoa, Inc.	442,696	3,842,601
Allegheny Technologies, Inc.	44,516	1,351,506
Cliffs Natural Resources, Inc. (a)	59,110	2,279,282
Freeport-McMoRan Copper & Gold, Inc.	393,795	13,467,789
Newmont Mining Corp.	205,930	9,563,389
Nucor Corp.	131,762	5,689,483
United States Steel Corp. (a)	59,850	1,428,620

		37,622,670

Multi-Utilities—1.3%
Ameren Corp.	100,649	3,091,937
CenterPoint Energy, Inc.	177,311	3,413,237
CMS Energy Corp.	109,473	2,668,952
Consolidated Edison, Inc.	121,489	6,747,499
Dominion Resources, Inc.	238,359	12,346,996
DTE Energy Co.	71,379	4,286,309
Integrys Energy Group, Inc.	32,317	1,687,594
NiSource, Inc.	128,492	3,198,166
PG&E Corp.	178,365	7,166,706
Public Service Enterprise Group, Inc.	209,864	6,421,838
SCANA Corp. (a)	54,670	2,495,139
Sempra Energy	93,302	6,618,844
TECO Energy, Inc. (a)	84,452	1,415,415
Wisconsin Energy Corp.	95,437	3,516,853
Xcel Energy, Inc.	202,274	5,402,739

		70,478,224

Multiline Retail—0.8%
Big Lots, Inc. (b)	24,015	683,467
Dollar General Corp. (b)	108,928	4,802,635
Dollar Tree, Inc. (b)	94,249	3,822,739
Family Dollar Stores, Inc.	39,733	2,519,470
J.C. Penney Co., Inc. (a)	59,115	1,165,157
Kohl’s Corp. (a)	87,779	3,772,741
Macy’s, Inc.	163,968	6,398,031
Nordstrom, Inc.	63,082	3,374,887
Target Corp.	269,962	15,973,652

		42,512,779

Office Electronics—0.1%
Xerox Corp.	524,185	$3,574,942

Oil, Gas & Consumable Fuels—9.0%
Anadarko Petroleum Corp.	207,310	15,405,206
Apache Corp.	162,312	12,741,492
Cabot Oil & Gas Corp.	87,045	4,329,618
Chesapeake Energy Corp. (a)	215,055	3,574,214
Chevron Corp.	811,877	87,796,379
ConocoPhillips	503,547	29,200,690
Consol Energy, Inc. (a)	94,488	3,033,065
Denbury Resources, Inc. (b)	160,533	2,600,635
Devon Energy Corp.	156,242	8,130,834
EOG Resources, Inc.	112,367	13,572,810
EQT Corp.	62,062	3,660,417
Exxon Mobil Corp.	1,891,304	163,692,361
Hess Corp.	123,262	6,527,955
Kinder Morgan (Delaware), Inc.	262,329	9,268,084
Marathon Oil Corp.	293,035	8,984,453
Marathon Petroleum Corp.	140,700	8,864,100
Murphy Oil Corp.	76,584	4,560,577
Newfield Exploration Co. (b)	56,093	1,502,170
Noble Energy, Inc.	73,793	7,507,700
Occidental Petroleum Corp.	336,080	25,747,089
Peabody Energy Corp.	111,331	2,962,518
Phillips 66	259,596	13,784,548
Pioneer Natural Resources Co. (a)	51,119	5,448,774
QEP Resources, Inc.	73,886	2,236,529
Range Resources Corp. (a)	67,462	4,238,637
Southwestern Energy Co. (b)	144,951	4,842,813
Spectra Energy Corp.	276,194	7,562,192
Tesoro Corp.	58,255	2,566,133
The Williams Cos., Inc.	279,516	9,151,354
Valero Energy Corp.	229,619	7,834,600
WPX Energy, Inc. (b)	82,627	1,229,490

		482,557,437

Paper & Forest Products—0.2%
International Paper Co.	182,166	7,257,493
MeadWestvaco Corp.	72,510	2,310,894

		9,568,387

Personal Products—0.2%
Avon Products, Inc.	179,269	2,574,303
The Estee Lauder Cos., Inc.	99,582	5,960,978

		8,535,281

Pharmaceuticals—6.1%
Abbott Laboratories	655,692	42,947,826
Allergan, Inc.	127,572	11,702,180
Bristol-Myers Squibb Co.	684,737	22,315,579
Eli Lilly & Co.	423,613	20,892,593
Forest Laboratories, Inc. (b)	97,107	3,429,819
Hospira, Inc. (b)	68,536	2,141,065
Johnson & Johnson	1,149,573	80,585,067
Merck & Co., Inc.	1,261,081	51,628,656

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Mylan, Inc. (b)	169,050	$4,645,494
Perrigo Co. (a)	36,607	3,808,226
Pfizer, Inc.	3,054,138	76,597,781
Watson Pharmaceuticals, Inc. (b)	52,996	4,557,656

		325,251,942

Professional Services—0.1%
Equifax, Inc.	49,611	2,684,947
Robert Half International, Inc.	58,381	1,857,683
The Dun & Bradstreet Corp. (a)	18,487	1,454,003

		5,996,633

Real Estate Investment Trusts—2.2%
American Tower Corp.	164,000	12,672,280
Apartment Investment & Management Co.	60,374	1,633,720
AvalonBay Communities, Inc.	47,448	6,433,474
Boston Properties, Inc.	62,581	6,621,696
Equity Residential	133,463	7,563,348
HCP, Inc.	187,526	8,472,425
Health Care REIT, Inc.	107,721	6,602,220
Host Hotels & Resorts, Inc.	300,640	4,711,029
Kimco Realty Corp. (a)	169,089	3,266,800
Plum Creek Timber Co., Inc. (a)	67,025	2,973,899
ProLogis, Inc.	191,194	6,976,669
Public Storage	59,811	8,670,203
Simon Property Group, Inc.	128,324	20,286,741
Ventas, Inc.	122,602	7,934,802
Vornado Realty Trust	70,266	5,626,901
Weyerhaeuser Co.	224,637	6,249,401

		116,695,608

Real Estate Management & Development —0.0%
CBRE Group, Inc. (b)	125,151	2,490,505

Road & Rail—0.8%
CSX Corp.	427,835	8,441,184
Norfolk Southern Corp.	131,101	8,107,286
Ryder System, Inc.	21,202	1,058,616
Union Pacific Corp.	195,130	24,531,744

		42,138,830

Semiconductors & Semiconductor Equipment —2.0%
Advanced Micro Devices, Inc. (a) (b)	251,030	602,472
Altera Corp.	132,979	4,579,797
Analog Devices, Inc.	125,009	5,257,879
Applied Materials, Inc.	496,812	5,683,529
Broadcom Corp.	215,241	7,148,154
First Solar, Inc. (a) (b)	24,909	769,190
Intel Corp.	2,064,141	42,583,229
KLA-Tencor Corp.	69,074	3,298,974
Lam Research Corp. (b)	71,076	2,567,976
Linear Technology Corp.	95,986	3,292,320
LSI Corp. (b)	229,564	1,625,313
Microchip Technology, Inc. (a)	80,725	2,630,828
Micron Technology, Inc. (b)	422,104	2,680,360

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp. (b)	259,200	$3,185,568
Teradyne, Inc. (a) (b)	77,924	1,316,136
Texas Instruments, Inc.	464,930	14,384,934
Xilinx, Inc.	108,236	3,885,672

		105,492,331

Software—3.4%
Adobe Systems, Inc. (b)	205,358	7,737,889
Autodesk, Inc. (b)	93,210	3,294,974
BMC Software, Inc. (b)	59,130	2,345,096
CA, Inc.	139,080	3,056,978
Citrix Systems, Inc. (b)	77,453	5,092,535
Electronic Arts, Inc. (b)	126,575	1,839,135
Intuit, Inc.	115,440	6,868,680
Microsoft Corp.	3,142,180	83,990,471
Oracle Corp.	1,559,249	51,954,177
Red Hat, Inc. (b)	80,195	4,247,127
Salesforce.com, Inc. (b)	54,192	9,109,675
Symantec Corp. (b)	287,844	5,414,346

		184,951,083

Specialty Retail—2.2%
Abercrombie & Fitch Co. (Class A)	33,004	1,583,202
AutoNation, Inc. (b)	16,163	641,671
AutoZone, Inc. (b)	15,321	5,430,222
Bed Bath & Beyond, Inc. (b)	95,075	5,315,643
Best Buy Co., Inc. (a)	110,793	1,312,897
CarMax, Inc. (a) (b)	94,916	3,563,147
GameStop Corp. (a)	50,267	1,261,199
Limited Brands, Inc.	99,286	4,672,399
Lowe’s Cos., Inc.	466,537	16,571,394
O’Reilly Automotive, Inc. (b)	47,548	4,251,742
PetSmart, Inc.	44,583	3,046,802
Ross Stores, Inc.	92,248	4,995,229
Staples, Inc. (a)	279,539	3,186,745
The Gap, Inc.	123,300	3,827,232
The Home Depot, Inc.	620,229	38,361,164
Tiffany & Co. (a)	49,433	2,834,488
TJX Cos., Inc.	302,508	12,841,465
Urban Outfitters, Inc. (b)	45,395	1,786,747

		115,483,388

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	117,680	6,532,417
Fossil, Inc. (b)	22,408	2,086,185
NIKE, Inc.	302,774	15,623,138
Ralph Lauren Corp.	25,427	3,812,016
VF Corp.	36,556	5,518,859

		33,572,615

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	197,194	1,603,187
People’s United Financial, Inc. (a)	144,203	1,743,414

		3,346,601

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares/Principal Amount	Value*

Tobacco—1.8%
Altria Group, Inc.	840,053	$26,394,465
Lorillard, Inc.	53,697	6,264,829
Philip Morris International, Inc.	692,978	57,960,680
Reynolds American, Inc. (a)	134,480	5,571,507

		96,191,481

Trading Companies & Distributors—0.2%
Fastenal Co.	111,857	5,222,603
W.W. Grainger, Inc. (a)	24,792	5,017,157

		10,239,760

Wireless Telecommunication Services—0.3%
Crown Castle International Corp. (b)	121,608	8,775,233
MetroPCS Communications, Inc. (b)	131,402	1,306,136
Sprint Nextel Corp. (b)	1,246,372	7,066,929

		17,148,298

Total Common Stock (Identified Cost $4,201,715,950)		5,285,024,521

Mutual Funds—0.8%

Exchange Traded Funds—0.8%
SPDR S&P 500 ETF Trust	285,700	40,717,964

Total Mutual Funds (Identified Cost $39,812,747)		40,717,964

Short Term Investments—3.0%

Discount Notes—0.3%
Federal Home Loan Bank 0.010%, 02/01/13	$11,025,000	11,024,525
0.010%, 02/08/13	2,525,000	2,524,737
Federal Home Loan Mortgage Corp. 0.010%, 01/22/13	1,900,000	1,899,872

		15,449,134

Mutual Funds—2.4%
State Street Navigator Securities Lending Prime Portfolio (e)	125,563,718	$125,563,718

U.S. Treasury—0.3%
U.S. Treasury Bills 0.010%, 04/04/13	$18,200,000	18,196,963

Total Short Term Investments (Identified Cost $159,209,815)		159,209,815

Total Investments—102.3% (Identified Cost $4,400,738,512) (f)		5,484,952,300
Liabilities in excess of other assets		(121,418,015)

Net Assets—100.0%		$5,363,534,285

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $124,837,873 and the collateral received consisted of cash in the amount of $125,563,718 and non-cash collateral with a value of $61,904. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $37,312,100.
(d)	Affiliated Issuer. See below.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $4,542,239,462. The aggregate unrealized appreciation and depreciation of investments was $1,309,271,225 and $(366,558,387), respectively, resulting in net unrealized appreciation of $942,712,838 for federal income tax purposes.

Transactions in Affiliated Issuers

Security Description	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012	Realized Gain on Shares Sold	Income For Year Ended December 31, 2012
MetLife, Inc.	444,515	39,565	31,494	452,586	$48,721	$325,223

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 Index Futures	03/14/13	80	$28,506,400	($104,400)

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$5,285,024,521	$—	$—	$5,285,024,521
Total Mutual Funds*	40,717,964	—	—	40,717,964
Short Term Investments
Discount Notes	—	15,449,134	—	15,449,134
Mutual Funds	125,563,718	—	—	125,563,718
U.S. Treasury	—	18,196,963	—	18,196,963
Total Short Term Investments	125,563,718	33,646,097	—	159,209,815
Total Investments	$5,451,306,203	$33,646,097	$—	$5,484,952,300

Collateral for Securities Loaned (Liability)	$—	$(125,563,718)	$—	$(125,563,718)

Futures Contracts**
Futures Contracts Long (Unrealized Depreciation)	$(104,400)	$—	$—	$(104,400)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$5,470,044,117
Affiliated investments at value (c)		14,908,183
Cash		22,977
Receivable for:
Securities sold		1,947,452
Fund shares sold		2,405,389
Interest and dividends		6,117,918
Futures variation margin		722,000

Total Assets		5,496,168,036
Liabilities
Payable for:
Securities purchased	$1,188,980
Fund shares redeemed	3,837,494
Collateral for securities loaned	125,563,718
Accrued expenses:
Management fees	1,078,777
Distribution and service fees	384,618
Deferred trustees’ fees	69,304
Other expenses	510,860

Total Liabilities		132,633,751

Net Assets		$5,363,534,285

Net assets consists of:
Paid in surplus		$4,227,102,471
Undistributed net investment income		104,551,879
Accumulated net realized losses		(52,229,453)
Unrealized appreciation on investments		1,086,729,972
Unrealized depreciation on affiliated investments		(2,620,584)

Net Assets		$5,363,534,285

Net Assets
Class A		$3,303,313,609
Class B		1,614,965,045
Class D		297,315,954
Class E		147,939,677
Capital Shares Outstanding (d)
Class A		98,851,078
Class B		49,794,577
Class D		8,922,382
Class E		4,452,750
Net Asset Value, Offering and Redemption Price Per Share
Class A		$33.42
Class B		32.43
Class D		33.32
Class E		33.22

(a)	Identified cost of investments was $4,383,209,745.
(b)	Includes securities on loan with a value of $124,837,873.
(c)	Identified cost of affiliated investments was $17,528,767.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$122,505,627
Dividends from affiliated investments		325,223
Securities lending income		935,098
Interest		16,513

		123,782,461
Expenses
Management fees	$13,169,192
Distribution and service fees—Class B	3,921,485
Distribution and service fees—Class D	315,235
Distribution and service fees—Class E	226,234
Administration fees	18,933
Trustees’ fees and expenses	43,824
Custodian and accounting	371,785
Audit and tax services	36,126
Legal	54,610
Shareholder reporting	793,254
Insurance	44,992
Miscellaneous	188,821

Total expenses	19,184,491
Less management fee waivers	(615,152)	18,569,339

Net Investment Income		105,213,122

Net Realized and Unrealized Gain
Net realized gain on:
Investments	82,821,615
Affiliated investments	48,721
Futures contracts	4,031,042	86,901,378

Net change in unrealized appreciation (depreciation) on:
Investments	554,341,873
Affiliated investments	710,641
Futures contracts	(173,000)	554,879,514

Net realized and unrealized gain		641,780,892

Net Increase in Net Assets From Operations		$746,994,014

(a)	Net of foreign taxes of $66,314.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$105,213,122	$89,115,420
Net realized gain	86,901,378	22,987,163
Net change in unrealized appreciation (depreciation)	554,879,514	(19,399,889)

Increase in net assets from operations	746,994,014	92,702,694

From Distributions to Shareholders
Net investment income
Class A	(54,702,143)	(52,076,642)
Class B	(24,755,083)	(21,594,153)
Class D	(5,457,405)	(5,352,734)
Class E	(2,505,239)	(2,550,797)

	(87,419,870)	(81,574,326)

Net realized capital gain
Class A	(21,957,230)	(19,164,204)
Class B	(11,364,609)	(9,134,079)
Class D	(2,311,608)	(2,077,855)
Class E	(1,091,297)	(1,022,542)

	(36,724,744)	(31,398,680)

Total distributions	(124,144,614)	(112,973,006)

Decrease in net assets from capital share transactions	(95,442,142)	(246,042,739)

Total increase (decrease) in net assets	527,407,258	(266,313,051)

Net Assets
Beginning of the period	4,836,127,027	5,102,440,078

End of the period	$5,363,534,285	$4,836,127,027

Undistributed Net Investment Income
End of the period	$104,551,879	$88,677,577

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,316,668	$138,834,349	5,419,145	$161,404,152
Shares issued through acquisition	7,973,702	258,347,960	0	0
Reinvestments	2,412,189	76,659,373	2,306,275	71,240,846
Redemptions	(14,683,429)	(472,702,126)	(15,215,791)	(453,385,859)

Net increase (decrease)	19,130	$1,139,556	(7,490,371)	$(220,740,861)

Class B
Sales	7,726,978	$238,376,499	8,238,652	$237,880,663
Reinvestments	1,168,922	36,119,692	1,022,230	30,728,232
Redemptions	(9,685,877)	(304,221,826)	(7,237,301)	(208,841,211)

Net increase (decrease)	(789,977)	$(29,725,635)	2,023,581	$59,767,684

Class D
Sales	68,870	$2,214,437	36,491	$1,077,989
Reinvestments	244,925	7,769,013	241,018	7,430,589
Redemptions	(1,844,226)	(59,403,796)	(1,989,786)	(59,740,905)

Net decrease	(1,530,431)	$(49,420,346)	(1,712,277)	$(51,232,327)

Class E
Sales	113,872	$3,623,244	253,738	$7,581,342
Reinvestments	113,707	3,596,536	116,206	3,573,339
Redemptions	(769,263)	(24,655,497)	(1,496,784)	(44,991,916)

Net decrease	(541,684)	$(17,435,717)	(1,126,840)	$(33,837,235)

Decrease derived from capital share transactions		$(95,442,142)		$(246,042,739)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.60	$29.71	$26.31	$22.01	$37.00

Income (Loss) From Investment Operations
Net investment income (a)	0.67	0.55	0.49	0.48	0.63
Net realized and unrealized gain (loss) on investments	3.95	0.02	3.38	4.92	(13.71)

Total from investment operations	4.62	0.57	3.87	5.40	(13.08)

Less Distributions
Distributions from net investment income	(0.57)	(0.50)	(0.47)	(0.63)	(0.61)
Distributions from net realized capital gains	(0.23)	(0.18)	0.00	(0.47)	(1.30)

Total distributions	(0.80)	(0.68)	(0.47)	(1.10)	(1.91)

Net Asset Value, End of Period	$33.42	$29.60	$29.71	$26.31	$22.01

Total Return (%) (b)	15.76	1.84	14.82	26.24	(37.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.27	0.27	0.28	0.29
Net ratio of expenses to average net assets (%) (c)	0.27	0.26	0.27	0.27	0.28
Ratio of net investment income to average net assets (%)	2.08	1.85	1.82	2.13	2.10
Portfolio turnover rate (%)	12	11	12	23	13
Net assets, end of period (in millions)	$3,303.31	$2,925.80	$3,158.39	$2,976.54	$2,739.61

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.76	$28.89	$25.61	$21.43	$36.07

Income (Loss) From Investment Operations
Net investment income (a)	0.57	0.47	0.41	0.41	0.54
Net realized and unrealized gain (loss) on investments	3.83	0.02	3.29	4.80	(13.36)

Total from investment operations	4.40	0.49	3.70	5.21	(12.82)

Less Distributions
Distributions from net investment income	(0.50)	(0.44)	(0.42)	(0.56)	(0.52)
Distributions from net realized capital gains	(0.23)	(0.18)	0.00	(0.47)	(1.30)

Total distributions	(0.73)	(0.62)	(0.42)	(1.03)	(1.82)

Net Asset Value, End of Period	$32.43	$28.76	$28.89	$25.61	$21.43

Total Return (%) (b)	15.43	1.64	14.49	25.92	(37.26)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.52	0.53	0.54
Net ratio of expenses to average net assets (%) (c)	0.52	0.51	0.52	0.52	0.53
Ratio of net investment income to average net assets (%)	1.83	1.61	1.57	1.85	1.86
Portfolio turnover rate (%)	12	11	12	23	13
Net assets, end of period (in millions)	$1,614.97	$1,454.69	$1,402.69	$1,130.85	$729.64

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$29.52	$29.63	$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income (a)	0.63	0.52	0.46	0.31
Net realized and unrealized gain on investments	3.94	0.02	3.37	6.06

Total from investment operations	4.57	0.54	3.83	6.37

Less Distributions
Distributions from net investment income	(0.54)	(0.47)	(0.45)	0.00
Distributions from net realized capital gains	(0.23)	(0.18)	0.00	0.00

Total distributions	(0.77)	(0.65)	(0.45)	0.00

Net Asset Value, End of Period	$33.32	$29.52	$29.63	$26.25

Total Return (%) (b)	15.62	1.76	14.68	32.04	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.37	0.37	0.38	(f)
Net ratio of expenses to average net assets (%) (c)	0.37	0.36	0.37	0.37	(f)
Ratio of net investment income to average net assets (%)	1.97	1.75	1.71	1.93	(f)
Portfolio turnover rate (%)	12	11	12	23
Net assets, end of period (in millions)	$297.32	$308.60	$360.48	$443.03

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.44	$29.55	$26.19	$21.90	$36.81

Income (Loss) From Investment Operations
Net investment income (a)	0.62	0.50	0.44	0.44	0.58
Net realized and unrealized gain (loss) on investments	3.92	0.03	3.36	4.91	(13.64)

Total from investment operations	4.54	0.53	3.80	5.35	(13.06)

Less distributions
Distributions from net investment income	(0.53)	(0.46)	(0.44)	(0.59)	(0.55)
Distributions from net realized capital gains	(0.23)	(0.18)	0.00	(0.47)	(1.30)

Total distributions	(0.76)	(0.64)	(0.44)	(1.06)	(1.85)

Net Asset Value, End of Period	$33.22	$29.44	$29.55	$26.19	$21.90

Total Return (%) (b)	15.54	1.71	14.60	26.06	(37.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.42	0.42	0.43	0.44
Net ratio of expenses to average net assets (%) (c)	0.42	0.41	0.42	0.42	0.43
Ratio of net investment income to average net assets (%)	1.92	1.69	1.67	1.98	1.95
Portfolio turnover rate (%)	12	11	12	23	13
Net assets, end of period (in millions)	$147.94	$147.03	$180.88	$186.18	$163.95

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments, return of capital dividends, reclass of litigation income, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2012 were $13,169,192.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2012 were $452,564.

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$605,819,637	$0	$978,420,381

With respect to the Portfolio’s merger with Met Investors Series Trust Batterymarch Growth & Income Portfolio (see Note 7) on April 27, 2012, the Portfolio acquired equity securities with a cost of $228,627,503 that are not included in the above non-U.S. Government purchases value.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2012, the unrealized depreciation on open equity index futures contracts was $(104,400). For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $4,031,042 which are shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $(173,000) which is shown under net change in unrealized depreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $3,163,484,764, $1,591,300,792, $331,145,988, and $155,799,163, respectively, acquired all of the assets and liabilities of Batterymarch Growth and Income Portfolio of the Met Investors Series Trust (“Batterymarch Growth & Income”). The acquisition was accomplished by a tax-free exchange of 7,973,702 Class A shares of the Portfolio (valued at $258,347,960) for 14,335,017 Class A shares of Batterymarch Growth & Income. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Batterymarch Growth & Income had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Batterymarch Growth & Income’s net assets on April 27, 2012, were $258,347,960 for Class A, including investments valued at $258,291,796 with a cost basis of $231,750,503. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Batterymarch Growth & Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(27,266,415) in capital loss carry forwards from Batterymarch Growth & Income.

The aggregate net assets of the Portfolio immediately after the acquisition were $5,500,078,667, which included $26,541,293 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended December 31, 2012 would have been as follows:

(Unaudited)
Net investment income	$106,567,189	(a)
Net realized and unrealized gain on investments	669,519,126	(b)

Net increase in net assets from operations	$776,086,315

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Batterymarch Growth & Income that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$105,213,122 as reported plus $1,058,350 Batterymarch Growth & Income Portfolio pre-merger, plus $277,510 in lower advisory fees, plus $18,207 of pro-forma eliminated other expenses.
(b)	$1,084,109,388 unrealized appreciation as reported December 31, 2012 minus $522,794,296 pro-forma December 31, 2011 unrealized appreciation plus $86,901,378 net realized gain as reported plus $21,302,656 in net realized gain from Batterymarch Growth & Income Portfolio pre-merger.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$87,419,870	$81,574,326	$36,724,744	$31,398,680	$—	$—	$124,144,614	$112,973,006

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$104,621,183	$89,167,097	$942,712,838	$—	$—	$1,136,501,118

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On April 27, 2012, the Portfolio acquired the assets and liabilities of Batterymarch Growth & Income Portfolio in a tax free reorganization. The Portfolio acquired $(27,266,415) in capital loss carryforwards from the Batterymarch Growth & Income Portfolio. The Portfolio was allowed to utilize the entire $(27,266,415) in capital loss carryforwards as of December 31, 2012.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-23

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-24

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Stock Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-25

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-26

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MetLife Stock Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance versus its benchmark. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Stock Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MSF-27

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Stock Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at asset levels up to $5.275 billion, and slightly above the asset-weighted average of comparable funds on higher asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-28

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Metropolitan Series Fund
MFS® Total Return Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 11.58%, 11.31%, 11.42%, and 11.36%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (S&P) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 16.00% and 4.21%, respectively. A blend of the Standard & Poor’s 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%), returned 11.31% over the same period.

MARKET ENVIRONMENT

In the aftermath of additional liquidity measures by the Federal Reserve Bank (the “Fed”) in the form of Operation Twist (where the Fed sought to depress interest rates by buying longer term Treasuries while selling short term bills), the European Central Bank (“ECB”) in the form of Long-Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not rise.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed and the ECB (rate cut and a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Within the equity portion of the Portfolio, an overweight allocation to the Financials sector contributed to performance relative to the S&P 500 Index. Within the sector, holdings of global financial services firm JPMorgan Chase, investment banking firm Goldman Sachs Group, and global financial services provider Bank of New York Mellon benefited relative results as all three stocks turned in strong performances for the period.

Stock selection in both the Industrials and Materials sectors also benefited relative performance. Within the Materials sector, protective and decorative coatings manufacturer PPG Industries positively impacted relative results. There were no individual stocks within the Industrials sector that were among the Portfolio’s top relative contributors.

Elsewhere, holdings of alcoholic beverage producer Diageo (United Kingdom), life sciences supply company Thermo Fisher Scientific, media conglomerate Walt Disney, and cable and internet provider Comcast strengthened relative returns as all four stocks outperformed the benchmark over the reporting period. An underweight allocation to weak-performing fast-food giant McDonald’s and semiconductor company Intel was another factor that positively affected relative performance.

Within the fixed income portion of the Portfolio, the Portfolio’s greater exposure to both the Financials sector and to BBB-rated corporate debt aided performance relative to the Barclays U.S. Aggregate Bond Index. The Portfolio’s return from yield, which was greater than that of the index, was another positive factor for relative results.

Within the equity portion of the Portfolio, stock selection in the Telecommunication Services sector was a primary detractor from performance relative to the S&P 500 Index. Within the sector, holdings of voice and data communications services company Vodafone Group (United Kingdom) weakened relative returns.

Security selection in the Consumer Discretionary sector was another factor that held back relative results. Here, holdings of discount department store Kohl’s, and not holding shares of strong-performing home improvement retailer Home Depot, dampened relative results.

Stock selection in the Information Technology sector also hindered relative performance, led by the Portfolio’s holdings of payment service provider Western Union. In addition, not holding strong-performing computer and personal electronics maker Apple weakened relative results.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Stocks in other sectors that were among the top relative detractors for the period included two oil and gas exploration and production companies, Occidental Petroleum and Apache. Not holding shares of strong-performing financial services firm Citigroup, biotech firm Gilead Sciences, and online auctioneer Ebay, also detracted from relative returns.

In the fixed income portion of the Portfolio, a an underweight exposure to Mortgage-Backed Securities negatively affected performance relative to the Barclays U.S. Aggregate Bond Index.

From an equity positioning standpoint, during 2012 we increased our exposure to Financials (capital markets), Consumer Discretionary (auto components) and Industrials (air freight & couriers). Additionally, we decreased our weighting to Information Technology (communication equipment), Utilities (electric) and Energy (oil & gas). At period end, our largest overweight positions were in Industrials, Financials, and Consumer Staples while our largest underweight positions were in Information Technology and Utilities.

The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. At year end, we were slightly overweight Corporate Debt and Commercial Mortgage Backed Securities, believing that these areas represent the best relative value in the bond market. Additionally, we were modestly underweight Agencies and Government Debt, believing that these areas are fully valued. Finally, we were underweight Developed International Debt given the sovereign risk that still exists in many European countries.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	11.58	3.04	6.21	—
Class B	11.31	2.78	5.94	—
Class E	11.42	2.88	—	4.82
Class F	11.36	2.83	—	3.94
S&P 500 Index	16.00	1.66	7.10	—
Barclays U.S. Aggregate Bond Index	4.21	5.95	5.18	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E, and Class F shares are 5/1/87, 5/1/02, 4/26/04, and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.2
Philip Morris International, Inc.	2.0
Pfizer, Inc.	1.7
Exxon Mobil Corp.	1.7
Johnson & Johnson	1.6

Top Fixed Income Issues

% of Net Assets
U.S. Treasury Notes	10.0
Fannie Mae 30 Yr. Pools	4.5
U.S. Treasury Bonds	2.7
Freddie Mac 30 Yr. Gold Pools	2.0
Ginnie Mae I 30 Yr. Pools	1.1

Top Equity Sectors

% of Net Assets
Financials	12.8
Industrials	9.1
Consumer Staples	8.5
Consumer Discretionary	7.4
Health Care	7.4

Top Fixed Income Sectors

% of Net Assets
U.S. Treasuries	12.7
Agency Sponsored Mortgage-Backed	12.1
Corporates	10.5
Commercial Mortgage-Backed	1.4
Foreign Government	0.7

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.60%	$1,000.00	$1,058.10	$3.10
	Hypothetical*	0.60%	$1,000.00	$1,022.09	$3.05

Class B	Actual	0.85%	$1,000.00	$1,056.70	$4.39
	Hypothetical*	0.85%	$1,000.00	$1,020.81	$4.32

Class E	Actual	0.75%	$1,000.00	$1,057.30	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.32	$3.81

Class F	Actual	0.80%	$1,000.00	$1,057.00	$4.14
	Hypothetical*	0.80%	$1,000.00	$1,021.07	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—60.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.4%
Honeywell International, Inc.	168,200	$10,675,653
Lockheed Martin Corp.	166,779	15,392,034
Northrop Grumman Corp.	47,936	3,239,515
Precision Castparts Corp.	11,550	2,187,801
United Technologies Corp.	150,920	12,376,949

		43,871,952

Air Freight & Logistics—0.7%
United Parcel Service, Inc. (Class B)	94,810	6,990,341

Auto Components—1.1%
Delphi Automotive plc (a)	106,420	4,070,565
Johnson Controls, Inc.	213,520	6,555,064

		10,625,629

Automobiles—0.1%
General Motors Co. (a)	48,850	1,408,346

Beverages—1.5%
Coca-Cola Enterprises, Inc.	26,900	853,537
Diageo plc (GBP)	313,457	9,125,524
Dr. Pepper Snapple Group, Inc. (b)	29,850	1,318,773
PepsiCo., Inc.	57,455	3,931,646

		15,229,480

Capital Markets—4.3%
BlackRock, Inc.	30,820	6,370,802
Franklin Resources, Inc.	37,140	4,668,498
Morgan Stanley	86,340	1,650,821
State Street Corp.	135,150	6,353,401
The Bank of New York Mellon Corp.	433,890	11,150,973
The Goldman Sachs Group, Inc.	97,750	12,468,990

		42,663,485

Chemicals—1.8%
Air Products & Chemicals, Inc.	68,204	5,730,500
Celanese Corp. (Series A)	44,750	1,992,717
E. I. du Pont de Nemours & Co.	30,370	1,365,739
PPG Industries, Inc.	68,620	9,287,717

		18,376,673

Commercial Banks—1.8%
PNC Financial Services Group, Inc.	69,600	4,058,376
SunTrust Banks, Inc.	48,670	1,379,794
Wells Fargo & Co.	333,210	11,389,118
Zions Bancorp (b)	70,290	1,504,206

		18,331,494

Commercial Services & Supplies—0.5%
Tyco International, Ltd.	169,910	4,969,868

Computers & Peripherals—0.3%
Hewlett-Packard Co.	189,230	2,696,528

Construction & Engineering—0.2%
Fluor Corp.	33,100	$1,944,294

Consumer Finance—0.2%
American Express Co.	27,820	1,599,094

Diversified Financial Services—2.8%
Bank of America Corp.	338,800	3,930,080
JPMorgan Chase & Co.	510,700	22,455,479
Moody’s Corp.	38,550	1,939,836

		28,325,395

Diversified Telecommunication Services—1.2%
AT&T, Inc.	326,794	11,016,226
CenturyLink, Inc.	37,364	1,461,679

		12,477,905

Electric Utilities—0.5%
Duke Energy Corp.	24,880	1,587,344
PPL Corp.	115,846	3,316,671

		4,904,015

Electrical Equipment—0.5%
Eaton Corp. plc	96,450	5,227,590

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	21,900	1,517,451
Transocean, Ltd.	62,270	2,780,356

		4,297,807

Food & Staples Retailing—1.2%
CVS Caremark Corp.	172,563	8,343,421
The Kroger Co.	67,290	1,750,886
Walgreen Co. (b)	41,530	1,537,025

		11,631,332

Food Products—2.5%
Danone (EUR)	81,906	5,411,499
General Mills, Inc.	170,630	6,895,158
Kellogg Co.	20,370	1,137,665
Kraft Foods Group, Inc.	12,760	580,197
Mondelez International, Inc.	68,870	1,754,119
Nestle S.A. (CHF)	131,077	8,542,827
The J.M. Smucker Co.	9,970	859,813

		25,181,278

Health Care Equipment & Supplies—1.4%
Becton, Dickinson & Co.	20,320	1,588,821
Covidien plc	76,360	4,409,026
Medtronic, Inc.	82,600	3,388,252
St. Jude Medical, Inc.	130,000	4,698,200

		14,084,299

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—0.5%
AmerisourceBergen Corp.	44,100	$1,904,238
Express Scripts Holding Co. (a)	27,550	1,487,700
Quest Diagnostics, Inc.	27,070	1,577,369

		4,969,307

Hotels, Restaurants & Leisure—0.3%
McDonald’s Corp.	34,860	3,075,001

Household Durables—0.5%
Stanley Black & Decker, Inc. (b)	62,765	4,642,727

Household Products—0.6%
Reckitt Benckiser Group plc (GBP)	28,738	1,800,255
The Procter & Gamble Co.	67,112	4,556,234

		6,356,489

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.	62,130	1,428,369

Industrial Conglomerates—2.1%
3M Co.	108,270	10,052,869
Danaher Corp.	205,300	11,476,270

		21,529,139

Insurance—3.7%
ACE, Ltd.	116,910	9,329,418
Aon plc	96,450	5,362,620
Prudential Financial, Inc.	173,140	9,233,556
The Chubb Corp.	58,870	4,434,088
The Travelers Cos., Inc.	127,720	9,172,851

		37,532,533

IT Services—2.5%
Accenture plc	122,509	8,146,848
Fiserv, Inc. (a)	20,430	1,614,583
International Business Machines Corp.	39,970	7,656,254
MasterCard, Inc.	2,935	1,441,907
The Western Union Co.	158,040	2,150,924
Visa, Inc. (Class A)	26,950	4,085,081

		25,095,597

Leisure Equipment & Products—0.4%
Hasbro, Inc. (b)	103,930	3,731,087

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	107,060	6,828,287

Machinery—0.2%
Pentair, Ltd.	33,073	1,625,538

Media—3.3%
Comcast Corp. (Class A)	229,790	8,260,950
Omnicom Group, Inc.	120,620	6,026,175
The McGraw-Hill Cos., Inc.	29,250	1,599,098
The Walt Disney Co.	200,020	9,958,996

Media—(Continued)
Viacom, Inc. (Class B)	127,780	$6,739,117

		32,584,336

Metals & Mining—0.1%
Cliffs Natural Resources, Inc. (b)	15,440	595,366

Multi-Utilities—0.5%
PG&E Corp.	51,500	2,069,270
Public Service Enterprise Group, Inc.	82,000	2,509,200

		4,578,470

Multiline Retail—1.1%
Kohl’s Corp. (b)	77,890	3,347,712
Target Corp.	133,410	7,893,870

		11,241,582

Oil, Gas & Consumable Fuels—5.9%
Anadarko Petroleum Corp.	58,640	4,357,538
Apache Corp.	75,920	5,959,720
Chevron Corp.	105,946	11,457,001
EOG Resources, Inc.	17,850	2,156,102
EQT Corp.	34,100	2,011,218
Exxon Mobil Corp.	194,984	16,875,865
Noble Energy, Inc.	46,930	4,774,658
Occidental Petroleum Corp.	99,910	7,654,105
The Williams Cos., Inc.	101,730	3,330,640

		58,576,847

Pharmaceuticals—4.8%
Abbott Laboratories	127,218	8,332,779
Bayer AG (EUR)	19,950	1,894,502
Johnson & Johnson	228,268	16,001,587
Merck & Co., Inc.	68,863	2,819,251
Pfizer, Inc.	688,273	17,261,887
Roche Holding AG (CHF)	8,764	1,785,445

		48,095,451

Professional Services—0.1%
The Dun & Bradstreet Corp. (b)	18,660	1,467,609

Road & Rail—0.3%
Canadian National Railway Co.	16,510	1,502,575
Union Pacific Corp.	11,250	1,414,350

		2,916,925

Semiconductors & Semiconductor Equipment—0.4%
Intel Corp.	106,020	2,187,193
Microchip Technology, Inc. (b)	44,560	1,452,210

		3,639,403

Software—1.0%
Check Point Software Technologies, Ltd. (a) (b)	33,480	1,594,987
Oracle Corp.	259,490	8,646,207

		10,241,194

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares/ Principal Amount	Value*

Specialty Retail—0.5%
Advance Auto Parts, Inc.	43,370	$3,137,820
Staples, Inc. (b)	180,840	2,061,576

		5,199,396

Tobacco—2.7%
Altria Group, Inc.	51,676	1,623,660
Lorillard, Inc.	45,690	5,330,652
Philip Morris International, Inc.	238,380	19,938,103

		26,892,415

Wireless Telecommunication Services—0.8%
Vodafone Group plc (GBP)	3,288,034	8,268,965

Total Common Stock (Identified Cost $478,586,258)		605,948,838

U.S. Treasury & Government Agencies—24.9%

Agency Sponsored Mortgage-Backed—12.1%
Fannie Mae 15 Yr. Pool 3.000%, 02/01/27	$1,058,740	1,118,989
3.000%, 03/01/27	244,595	258,514
4.500%, 04/01/18	75,712	81,652
4.500%, 06/01/18	206,780	223,004
4.500%, 07/01/18	163,130	175,929
4.500%, 03/01/19	201,372	217,171
4.500%, 06/01/19	156,191	168,446
4.500%, 04/01/20	149,910	161,672
4.500%, 07/01/20	78,448	84,603
5.000%, 11/01/17	160,236	174,135
5.000%, 02/01/18	466,196	506,634
5.000%, 12/01/18	549,883	597,579
5.000%, 07/01/19	330,177	360,571
5.000%, 07/01/20	191,838	209,498
5.000%, 08/01/20	91,663	100,101
5.000%, 12/01/20	362,847	394,321
5.500%, 11/01/17	259,445	278,610
5.500%, 12/01/17	50,198	54,031
5.500%, 01/01/18	185,954	200,297
5.500%, 02/01/18	160,538	172,749
5.500%, 06/01/19	278,659	304,724
5.500%, 07/01/19	231,057	251,084
5.500%, 08/01/19	75,120	81,383
5.500%, 09/01/19	249,975	272,237
5.500%, 01/01/21	118,220	129,278
5.500%, 03/01/21	35,182	38,473
6.000%, 07/01/16	63,096	67,057
6.000%, 01/01/17	55,064	59,227
6.000%, 02/01/17	106,932	113,644
6.000%, 07/01/17	157,629	168,674
6.000%, 08/01/17	17,517	18,841
6.000%, 09/01/17	153,153	164,730
6.000%, 03/01/18	17,060	18,349
6.000%, 11/01/18	92,128	97,911

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
6.000%, 01/01/21	$125,122	$137,715
6.000%, 05/01/21	53,669	58,122
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	60,611	66,433
Fannie Mae 30 Yr. 3.000%, TBA	1,340,000	1,401,137
3.500%, TBA	5,114,000	5,452,203
Fannie Mae 30 Yr. Pool 3.500%, 11/01/41	159,496	172,075
3.500%, 01/01/42	1,289,024	1,393,321
3.500%, 02/01/42	978,392	1,046,079
4.000%, 09/01/40	353,552	383,505
4.500%, 08/01/33	691,213	750,357
4.500%, 02/01/35	108,612	117,702
4.500%, 09/01/35	164,726	178,203
4.500%, 08/01/40	153,706	169,355
4.500%, 02/01/41	691,690	762,115
4.500%, 04/01/41	790,325	870,791
5.000%, 11/01/33	358,097	390,145
5.000%, 03/01/34	312,540	339,869
5.000%, 05/01/34	142,142	154,508
5.000%, 08/01/34	147,060	159,854
5.000%, 09/01/34	513,056	557,690
5.000%, 01/01/35	175,763	191,054
5.000%, 06/01/35	381,763	414,498
5.000%, 07/01/35	2,107,096	2,288,674
5.000%, 08/01/35	363,338	395,463
5.000%, 09/01/35	247,632	268,866
5.000%, 10/01/35	1,088,506	1,181,844
5.000%, 08/01/36	155,745	169,100
5.000%, 07/01/39	890,882	988,989
5.000%, 10/01/39	550,210	596,014
5.000%, 11/01/39	214,310	237,911
5.000%, 11/01/40	287,287	317,846
5.000%, 01/01/41	115,919	128,249
5.000%, 03/01/41	153,545	169,523
5.500%, 02/01/33	207,319	227,850
5.500%, 05/01/33	21,715	24,021
5.500%, 06/01/33	630,559	693,003
5.500%, 07/01/33	646,057	710,036
5.500%, 11/01/33	390,594	429,274
5.500%, 12/01/33	86,334	96,839
5.500%, 01/01/34	401,149	444,817
5.500%, 02/01/34	564,816	627,116
5.500%, 03/01/34	120,621	138,258
5.500%, 04/01/34	121,745	134,657
5.500%, 05/01/34	958,673	1,081,205
5.500%, 06/01/34	1,266,539	1,401,067
5.500%, 07/01/34	466,601	515,342
5.500%, 09/01/34	1,336,957	1,474,562
5.500%, 10/01/34	1,926,992	2,129,999
5.500%, 11/01/34	2,354,135	2,604,183
5.500%, 12/01/34	1,325,374	1,466,151
5.500%, 01/01/35	1,103,170	1,220,345

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 02/01/35	$127,475	$142,987
5.500%, 04/01/35	182,286	201,289
5.500%, 07/01/35	164,557	180,416
5.500%, 08/01/35	135,029	148,042
5.500%, 09/01/35 (c)	555,389	625,141
5.500%, 01/01/36	763,635	834,484
5.500%, 01/01/37	555,580	607,127
5.500%, 08/01/37	358,721	392,002
6.000%, 02/01/32	426,249	476,253
6.000%, 03/01/34	53,142	59,453
6.000%, 04/01/34	787,692	885,586
6.000%, 06/01/34	820,263	921,664
6.000%, 07/01/34	788,058	879,713
6.000%, 08/01/34	1,430,169	1,598,449
6.000%, 10/01/34	614,646	686,071
6.000%, 11/01/34	103,881	117,041
6.000%, 12/01/34	59,522	66,467
6.000%, 08/01/35	174,504	194,441
6.000%, 09/01/35 (c)	251,068	282,875
6.000%, 10/01/35	298,864	334,161
6.000%, 11/01/35	68,532	75,693
6.000%, 12/01/35	356,217	396,804
6.000%, 02/01/36	292,846	329,945
6.000%, 04/01/36	482,625	535,472
6.000%, 06/01/36	187,333	208,056
6.000%, 07/01/37	489,807	544,174
6.500%, 06/01/31	114,934	131,545
6.500%, 07/01/31	56,920	64,584
6.500%, 08/01/31	32,456	38,351
6.500%, 09/01/31	140,755	161,133
6.500%, 02/01/32	86,366	100,095
6.500%, 07/01/32	284,228	323,425
6.500%, 08/01/32	265,656	302,520
6.500%, 01/01/33	108,373	123,395
6.500%, 04/01/34	199,352	232,864
6.500%, 06/01/34	75,233	89,188
6.500%, 08/01/34	114,173	129,190
6.500%, 04/01/36	70,141	78,884
6.500%, 05/01/36	204,638	229,667
6.500%, 02/01/37	441,921	496,594
6.500%, 05/01/37	257,401	287,919
6.500%, 07/01/37	269,427	302,760
7.500%, 10/01/29	21,481	26,188
7.500%, 02/01/30	21,006	25,495
7.500%, 11/01/31	108,454	133,009
7.500%, 02/01/32	22,713	27,834
Fannie Mae ACES (CMO) 2.578%, 09/25/18	500,000	535,377
Fannie Mae Pool 3.800%, 02/01/18	141,405	157,663
3.849%, 07/01/18	196,655	221,020
3.910%, 02/01/18	205,077	229,213
4.010%, 08/01/13	133,326	134,063
4.021%, 08/01/13 (c)	520,281	523,119
4.561%, 05/01/14	549,666	568,767

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
4.600%, 09/01/19	$135,593	$157,974
4.767%, 04/01/13 (c)	34,639	34,669
4.826%, 08/01/14 (c)	771,961	805,216
4.858%, 02/01/14 (c)	537,107	542,532
4.880%, 03/01/20	313,929	351,723
4.940%, 08/01/15	50,000	53,945
5.370%, 05/01/18	630,000	718,360
5.464%, 11/01/15 (c)	388,743	426,982
5.662%, 02/01/16 (c)	215,850	241,807
5.725%, 07/01/16 (c)	262,140	297,015
FHLMC Multifamily Structured Pass-Through Certificate (CMO) 2.303%, 09/25/18	176,087	185,345
2.412%, 08/25/18	458,000	484,537
3.154%, 02/25/18	118,000	129,078
3.808%, 08/25/20	1,030,000	1,163,878
3.882%, 11/25/17 (c)	332,556	373,729
5.085%, 03/25/19 (c)	1,226,000	1,453,395
Freddie Mac 15 Yr. 2.500%, TBA	1,325,000	1,382,762
Freddie Mac 15 Yr. Gold Pool 4.500%, 05/01/18	80,232	85,518
4.500%, 08/01/18	164,979	175,848
4.500%, 11/01/18	171,645	182,954
4.500%, 01/01/19	334,658	356,706
4.500%, 08/01/19	17,963	19,146
4.500%, 02/01/20	144,652	154,182
4.500%, 08/01/24	1,099,274	1,169,633
5.000%, 12/01/17	5,183	5,576
5.000%, 05/01/18	65,456	70,128
5.000%, 09/01/18	185,008	200,087
5.000%, 02/01/19	166,148	178,755
5.500%, 01/01/19	49,057	53,381
5.500%, 04/01/19	29,199	31,485
5.500%, 06/01/19	20,680	22,503
5.500%, 07/01/19	34,759	37,427
5.500%, 08/01/19	20,357	22,097
5.500%, 12/01/19	46,239	50,192
5.500%, 02/01/20	13,445	14,595
6.000%, 04/01/16	5,564	5,979
6.000%, 04/01/17	40,306	43,621
6.000%, 07/01/17	24,580	26,602
6.000%, 10/01/17	32,531	35,207
6.000%, 08/01/19	162,066	177,476
6.000%, 09/01/19	63,167	69,751
6.000%, 11/01/19	66,655	73,862
6.000%, 05/01/21	68,918	76,371
6.000%, 10/01/21	111,435	123,485
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	151,193	164,937
5.500%, 06/01/25	299,249	326,078
5.500%, 07/01/25	147,023	160,205
5.500%, 08/01/25	224,484	244,610
6.000%, 02/01/23	241,994	264,257
6.000%, 12/01/25	109,348	119,339

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
6.000%, 02/01/26	$83,608	$91,247
Freddie Mac 30 Yr. 3.000%, TBA	2,303,000	2,407,715
Freddie Mac 30 Yr. Gold Pool 3.500%, 02/01/42	1,084,148	1,167,325
3.500%, 03/01/42	957,229	1,018,703
4.000%, 11/01/40	2,146,630	2,293,662
4.000%, 01/01/41	2,610,641	2,789,455
4.500%, 04/01/35	408,081	439,488
5.000%, 09/01/33	760,411	825,852
5.000%, 03/01/34	159,083	178,143
5.000%, 04/01/34	138,885	150,144
5.000%, 08/01/35	207,362	223,912
5.000%, 10/01/35	591,068	648,932
5.000%, 11/01/35	389,332	420,404
5.000%, 12/01/36	255,399	275,782
5.000%, 07/01/39	1,644,061	1,769,109
5.500%, 12/01/33	707,195	782,251
5.500%, 01/01/34	517,224	562,788
5.500%, 04/01/34	127,741	143,225
5.500%, 11/01/34	109,910	121,687
5.500%, 12/01/34	140,654	155,335
5.500%, 05/01/35	77,739	86,069
5.500%, 09/01/35	151,429	167,655
5.500%, 10/01/35	265,010	292,969
6.000%, 04/01/34	143,885	160,000
6.000%, 07/01/34	112,099	123,953
6.000%, 08/01/34	930,124	1,030,574
6.000%, 09/01/34	25,552	28,213
6.000%, 07/01/35	146,609	160,555
6.000%, 08/01/35	163,580	179,140
6.000%, 11/01/35	402,181	441,920
6.000%, 03/01/36	195,721	215,317
6.000%, 10/01/36	225,411	247,980
6.000%, 03/01/37	111,684	122,720
6.000%, 05/01/37	275,496	303,079
6.000%, 06/01/37	333,064	364,225
6.500%, 05/01/34	59,395	67,374
6.500%, 06/01/34	119,881	136,023
6.500%, 08/01/34	404,515	458,764
6.500%, 10/01/34	244,461	282,158
6.500%, 11/01/34	102,953	116,503
6.500%, 05/01/37	204,645	230,411
6.500%, 07/01/37	332,209	374,036
Ginnie Mae 30 Yr. 3.000%, TBA	3,270,000	3,471,323
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/41	475,625	519,630
3.500%, 02/15/42	331,799	364,053
4.500%, 09/15/33	247,003	271,946
4.500%, 11/15/39	1,024,330	1,126,167
4.500%, 03/15/40	670,637	747,788
4.500%, 04/15/40	1,178,828	1,291,726
4.500%, 06/15/40	430,464	478,506
5.000%, 03/15/34	93,689	102,974

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 06/15/34	$164,764	$181,093
5.000%, 12/15/34	103,630	113,900
5.000%, 06/15/35	34,877	38,224
5.000%, 05/15/39	1,318,367	1,438,724
5.500%, 11/15/32	300,012	331,667
5.500%, 08/15/33	1,002,445	1,107,587
5.500%, 12/15/33	399,728	446,277
5.500%, 09/15/34	385,150	424,945
5.500%, 10/15/35	67,910	74,863
6.000%, 12/15/28	85,804	97,086
6.000%, 12/15/31	106,202	121,141
6.000%, 03/15/32	4,098	4,620
6.000%, 10/15/32	298,905	337,043
6.000%, 01/15/33	100,376	112,945
6.000%, 02/15/33	4,694	5,302
6.000%, 04/15/33	399,541	449,521
6.000%, 08/15/33	2,629	2,953
6.000%, 07/15/34	286,803	323,397
6.000%, 09/15/34	162,812	182,517
6.000%, 01/15/38	411,429	462,638
Ginnie Mae II 30 Yr. Pool 3.500%, 03/20/42	971,342	1,056,700
4.000%, 01/20/41	2,710,021	2,977,020
4.500%, 07/20/33	47,586	52,540
4.500%, 09/20/33	30,952	34,164
4.500%, 12/20/34	29,516	32,580
4.500%, 03/20/35	140,061	154,599
4.500%, 01/20/41	756,700	834,766
4.500%, 11/20/41	964,104	1,060,773
5.000%, 07/20/33	106,602	117,434
5.000%, 11/20/41	2,022,156	2,231,484
6.000%, 01/20/35	107,265	120,649
6.000%, 02/20/35	55,823	63,905
6.000%, 04/20/35	84,318	94,839

		121,111,467

Federal Agencies—0.1%
The Financing Corp. 9.650%, 11/02/18	430,000	628,455

U.S. Treasury—12.7%
U.S. Treasury Bonds 4.500%, 02/15/36	293,000	385,616
4.500%, 08/15/39	14,695,000	19,473,167
5.000%, 05/15/37	1,509,000	2,129,106
5.250%, 02/15/29	16,000	22,158
5.375%, 02/15/31 (b)	887,000	1,266,193
6.250%, 08/15/23	1,251,000	1,793,621
8.500%, 02/15/20	1,104,000	1,661,865
U.S. Treasury Notes 0.500%, 08/15/14 (b)	3,838,000	3,854,791
0.875%, 12/31/16	1,715,000	1,738,581
1.375%, 01/15/13 (b)	80,000	80,034
1.500%, 12/31/13	21,000	21,273

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.875%, 02/28/14	$2,369,800	$2,415,438
2.000%, 11/30/13	2,098,000	2,132,583
2.125%, 05/31/15	36,665,000	38,254,758
2.625%, 02/29/16 (b)	800,000	856,062
2.750%, 10/31/13	6,744,000	6,887,047
2.750%, 02/15/19	3,838,100	4,249,798
3.125%, 09/30/13	5,714,000	5,838,771
3.125%, 05/15/19	6,086,000	6,892,395
3.125%, 05/15/21 (b)	1,052,000	1,192,951
3.500%, 05/31/13	3,900,000	3,954,233
3.500%, 05/15/20	9,574,000	11,115,567
3.750%, 11/15/18	2,067,000	2,406,924
3.875%, 02/15/13 (b)	5,448,000	5,472,685
4.125%, 05/15/15	125,000	136,240
4.750%, 08/15/17	2,444,000	2,901,678

		127,133,535

Total U.S. Treasury & Government Agencies (Identified Cost $232,733,015)		248,873,457

Corporate Bonds & Notes—10.5%

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	756,000	827,888
United Technologies Corp. 3.100%, 06/01/22	420,000	444,775

		1,272,663

Agriculture—0.1%
B.A.T. International Finance plc (144A) 3.250%, 06/07/22	1,026,000	1,069,441

Auto Manufacturers—0.1%
Volkswagen International Finance NV (144A) 2.375%, 03/22/17	857,000	882,693

Banks—2.7%
ABN Amro Bank NV (144A) 2.083%, 01/30/14 (c)	1,040,000	1,052,054
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	541,000	567,125
Banco Bradesco S.A. (144A) 6.750%, 09/29/19	613,000	694,223
Bank of America Corp. 5.490%, 03/15/19	696,000	773,129
7.375%, 05/15/14	510,000	552,252
7.625%, 06/01/19	710,000	908,496
Bank One Corp. 8.000%, 04/29/27	100,000	141,033
BNP Paribas S.A. (144A) 7.195%, 12/31/49 (c)	500,000	512,500
BPCE S.A. (144A) 12.500%, 06/29/49	922,000	1,068,534

Banks—(Continued)
Capital One Financial Corp. 6.150%, 09/01/16	$1,330,000	$1,521,547
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,162,557
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	710,000	825,092
Credit Suisse 5.500%, 05/01/14	950,000	1,010,793
HSBC Holdings plc 5.100%, 04/05/21	679,000	801,818
ING Bank NV (144A) 3.750%, 03/07/17	829,000	881,036
3.900%, 03/19/14	1,280,000	1,330,689
JPMorgan Chase & Co. 3.250%, 09/23/22	262,000	269,803
6.300%, 04/23/19	1,210,000	1,492,852
KFW 4.875%, 06/17/19	1,290,000	1,570,317
Morgan Stanley 6.625%, 04/01/18	1,270,000	1,496,790
Nordea Bank AB (144A) 4.875%, 01/14/21 (b) (d)	830,000	962,891
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,246,949
Royal Bank of Scotland Group plc 2.550%, 09/18/15	247,000	252,782
Santander U.S. Debt S.A.U. (144A) 3.781%, 10/07/15	500,000	502,845
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	970,000	1,025,057
Swedbank AB (144A) 2.125%, 09/29/17	231,000	236,022
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,482,286
U.S. Bancorp 7.500%, 06/01/26	400,000	532,204
Wachovia Corp. 5.250%, 08/01/14	924,000	985,298
Wells Fargo & Co. 2.100%, 05/08/17	990,000	1,023,533

		26,882,507

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,651,381
Molson Coors Brewing Co. 5.000%, 05/01/42	353,000	395,594

		2,046,975

Commercial Services—0.1%
ERAC USA Finance, LLC (144A)
7.000%, 10/15/37	1,115,000	1,415,859

Construction & Engineering—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	309,000	316,367

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Diversified Financial Services—0.8%
American Express Co. 5.500%, 09/12/16	$960,000	$1,097,532
Asian Development Bank 1.125%, 03/15/17	574,000	584,423
2.750%, 05/21/14	970,000	1,002,514
General Electric Capital Corp.
5.450%, 01/15/13 (b)	572,000	572,984
Hyundai Capital America (144A) 2.125%, 10/02/17	234,000	235,675
Merrill Lynch & Co., Inc. 6.150%, 04/25/13	1,160,000	1,178,622
Permanent TSB plc (144A) 3.600%, 01/14/13	1,500,000	1,500,011
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	668,057
3.400%, 09/15/21	880,000	958,375
ZFS Finance USA Trust V (144A) 6.500%, 05/09/67 (c)	491,000	523,529

		8,321,722

Electric—0.7%
Bruce Mansfield Unit 6.850%, 06/01/34	983,273	1,024,570
GG1C Funding Corp. (144A) 5.129%, 01/15/14 (d)	233,635	236,707
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	928,416
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	1,825,000	2,319,557
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,096,349
PSEG Power, LLC 5.320%, 09/15/16	989,000	1,118,126
W3A Funding Corp. 8.090%, 01/02/17	362,191	374,036

		7,097,761

Food—0.0%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	412,000	439,755

Health Care Products—0.3%
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,323,617
Hospira, Inc. 6.050%, 03/30/17 (b)	979,000	1,136,582

		2,460,199

Health Care Services—0.2%
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,298,000	1,615,741
WellPoint, Inc. 3.300%, 01/15/23	600,000	615,603

		2,231,344

Insurance—0.3%
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	$920,000	$1,035,224
The Chubb Corp. 6.375%, 03/29/67 (c)	1,510,000	1,645,900

		2,681,124

Internet—0.0%
eBay, Inc. 1.350%, 07/15/17	290,000	293,377

Investment Companies—0.2%
Temasek Financial I, Ltd. (144A) 2.375%, 01/23/23	1,790,000	1,762,982

Lodging—0.0%
Wyndham Worldwide Corp. 6.000%, 12/01/16	8,000	9,048

Machinery—0.1%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	1,061,216

Media—0.5%
COX Communications, Inc. 4.625%, 06/01/13	1,058,000	1,076,216
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	1,260,000	1,364,002
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	160,000
News America, Inc. 8.500%, 02/23/25	722,000	980,321
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,809,743

		5,390,282

Mining—0.1%
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	290,000	313,584
Vale Overseas, Ltd. 4.625%, 09/15/20	298,000	321,989
6.875%, 11/10/39	233,000	292,137

		927,710

Miscellaneous Manufacturing—0.1%
General Electric Co. 2.700%, 10/09/22	800,000	815,446

Oil & Gas—1.2%
Apache Corp. 3.250%, 04/15/22	421,000	446,178
4.750%, 04/15/43	321,000	349,443
BP Capital Markets plc 4.500%, 10/01/20	306,000	352,653
4.742%, 03/11/21	847,000	991,866

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Oil & Gas—(Continued)
CNOOC Finance 2012, Ltd. (144A) 3.875%, 05/02/22	$1,010,000	$1,073,305
EOG Resources, Inc. 2.625%, 03/15/23	302,000	304,125
Hess Corp. 8.125%, 02/15/19	300,000	394,832
Husky Energy, Inc. 5.900%, 06/15/14	771,000	826,394
7.250%, 12/15/19	787,000	1,022,019
Petro-Canada 6.050%, 05/15/18	1,664,000	2,023,619
Petrobras International Finance Co. 5.375%, 01/27/21	380,000	427,812
6.750%, 01/27/41	276,000	349,716
Petroleos Mexicanos 8.000%, 05/03/19	759,000	992,392
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	627,008	690,649
Statoil ASA 7.750%, 06/15/23	100,000	140,185
Total Capital International S.A. 1.550%, 06/28/17	1,239,000	1,258,102
Transocean, Inc. 3.800%, 10/15/22	505,000	517,591

		12,160,881

Pharmaceuticals—0.5%
AbbVie, Inc. (144A) 1.200%, 11/06/15	1,850,000	1,862,360
Express Scripts Holding Co. (144A) 2.650%, 02/15/17	1,280,000	1,330,418
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	1,270,000	1,359,194

		4,551,972

Pipelines—0.4%
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,137,910
Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	625,000	840,769
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,654,811

		3,633,490

Real Estate—0.2%
WEA Finance, LLC (144A) 4.625%, 05/10/21 (b)	990,000	1,108,515
6.750%, 09/02/19	363,000	449,696

		1,558,211

Real Estate Investment Trusts—0.6%
Boston Properties, L.P. 5.000%, 06/01/15	200,000	218,487

Real Estate Investment Trusts—(Continued)
CommonWealth REIT 6.250%, 08/15/16	$1,776,000	$1,948,338
ERP Operating, L.P. 4.625%, 12/15/21	896,000	1,009,266
5.375%, 08/01/16 (b)	260,000	295,979
HCP, Inc. 5.375%, 02/01/21	734,000	835,847
Simon Property Group, L.P. 5.875%, 03/01/17 (b)	1,328,000	1,572,345

		5,880,262

Retail—0.4%
Limited Brands, Inc. 5.250%, 11/01/14 (b)	370,000	388,500
Target Corp. 4.000%, 07/01/42	1,023,000	1,051,009
The Home Depot, Inc. 5.950%, 04/01/41	278,000	375,375
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	2,223,079

		4,037,963

Telecommunications—0.6%
AT&T, Inc. 5.550%, 08/15/41	1,409,000	1,690,975
Crown Castle Towers, LLC (144A) 4.883%, 08/15/40	370,000	417,494
6.113%, 01/15/40	711,000	856,387
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,875,940
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	773,708

		5,614,504

Transportation—0.0%
Norfolk Southern Corp. 4.837%, 10/01/41	402,000	448,523

Total Corporate Bonds & Notes (Identified Cost $94,386,757)		105,264,277

Mortgage-Backed Securities—1.4%

Collateralized-Mortgage Obligation—0.0%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	82,768	28,563
RAAC Series 4.971%, 09/25/34 (c)	100,204	100,312

		128,875

Commercial Mortgage-Backed Securities—1.4%
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	2,011,384

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35 (d)	$35,000	$42,739
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36	499,891	509,269
5.475%, 03/10/39	3,025,000	3,293,163
JPMorgan Chase Commercial Mortgage Securities Corp. 5.124%, 05/15/41 (c)	1,292,933	1,357,926
5.475%, 05/15/43 (c)	152,949	172,740
5.812%, 06/15/49 (c)	1,327,157	1,547,664
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.737%, 06/12/50 (c)	2,071,962	2,373,648
Morgan Stanley Capital I (144A) 0.979%, 11/15/30 (c) (e)	3,288,703	69,655
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23 (d)	916,648	842,857
Wachovia Bank Commercial Mortgage Trust 5.921%, 02/15/51 (c)	1,500,000	1,759,831

		13,980,876

Total Mortgage-Backed Securities (Identified Cost $12,921,149)		14,109,751

Foreign Government—0.7%

Sovereign—0.7%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,107,040
Mexico Government International Bond 4.750%, 03/08/44	1,375,000	1,553,750
Peruvian Government International Bond 7.350%, 07/21/25	103,000	149,247
Russian Foreign Bond (144A) 3.625%, 04/29/15 (b) (d)	2,100,000	2,218,650
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	730,000	758,459

Total Foreign Government (Identified Cost $6,236,249)		6,787,146

Asset-Backed Securities—0.5%

Asset Backed - Home Equity—0.2%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.810%, 12/28/40 (c) (d)	985,010	622,657
GMAC Mortgage Corp. Loan Trust 5.874%, 10/25/36 (c)	543,796	482,804
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,171,352	703,938

		1,809,399

Asset Backed-Other—0.3%
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35	$762,767	$763,377
Small Business Administration Participation Certificates 4.350%, 07/01/23	782,368	857,369
4.770%, 04/01/24	38,632	43,133
4.950%, 03/01/25	239,602	264,594
4.990%, 09/01/24	139,870	157,846
5.110%, 08/01/25 (c)	355,073	398,175
5.180%, 05/01/24 (c)	65,224	73,051
5.520%, 06/01/24(c)	197,353	223,853

		2,781,398

Total Asset-Backed Securities (Identified Cost $5,256,592)		4,590,797

Preferred Stock—0.1%

Automobiles—0.1%
General Motors Co.	35,920	1,585,150

Total Preferred Stock (Identified Cost $1,796,000)		1,585,150

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	1,549,737

Total Municipal Bonds & Notes (Identified Cost $1,092,733)		1,549,737

Convertible Preferred Stock—0.1%

Aerospace & Defense—0.0%
United Technologies Corp.	7,540	420,054

Electric Utilities—0.1%
PPL Corp.	10,420	545,070

Total Convertible Preferred Stock (Identified Cost $899,806)		965,124

Short Term Investments—6.2%

Mutual Funds—3.8%
State Street Navigator Securities Lending Prime Portfolio (f)	38,130,591	38,130,591

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Short Term Investments—(Continued)

Security Description	Principal Amount	Value*

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $23,555,013 on 01/02/13, collateralized by $24,000,000 U.S. Treasury Note at 0.250% due 04/30/14 with a value of $24,030,000.	$23,555,000	$23,555,000

Total Short Term Investments (Identified Cost $61,685,591)		61,685,591

Total Investments 105.0% (Identified Cost $895,594,150) (g)		1,051,359,868
Liabilities in excess of other assets		(50,211,358)

Net Assets 100.0%		$1,001,148,510

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $39,594,773 and the collateral received consisted of cash in the amount of $38,130,591 and non-cash collateral with a value of $2,177,118. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $4,926,501, which is 0.5% of net assets. See details below.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $917,662,956. The aggregate unrealized appreciation and depreciation of investments was $145,782,052 and $(12,085,140), respectively, resulting in net unrealized appreciation of $133,696,912 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $34,678,930, which is 3.5% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(CDO)—	Collateralized Debt Obligation.
(CMO)—	Collateralized Mortgage Obligation
(REIT)—	Real Estate Investment Trust
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities

Security Description	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust (1.810%, 12/28/40)	03/01/06	$985,010	$985,010	$622,657
General Electric Capital Assurance Co. (5.743%, 05/12/35)	09/23/03	35,000	35,175	42,739
GG1C Funding Corp. (5.129%, 01/15/14)	04/20/04	233,635	234,286	236,707
Nordea Bank AB (4.875%, 01/14/21)	01/11/11	830,000	826,674	962,891
Russian Foreign Bond (3.625%, 04/29/15)	04/22/10	2,100,000	2,094,623	2,218,650
Spirit Master Funding, LLC (5.050%, 07/20/23)	10/04/05	916,648	904,848	842,857

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$43,871,952	$—	$—	$43,871,952
Air Freight & Logistics	6,990,341	—	—	6,990,341
Auto Components	10,625,629	—	—	10,625,629
Automobiles	1,408,346	—	—	1,408,346
Beverages	6,103,956	9,125,524	—	15,229,480
Capital Markets	42,663,485	—	—	42,663,485
Chemicals	18,376,673	—	—	18,376,673
Commercial Banks	18,331,494	—	—	18,331,494
Commercial Services & Supplies	4,969,868	—	—	4,969,868
Computers & Peripherals	2,696,528	—	—	2,696,528
Construction & Engineering	1,944,294	—	—	1,944,294
Consumer Finance	1,599,094	—	—	1,599,094
Diversified Financial Services	28,325,395	—	—	28,325,395
Diversified Telecommunication Services	12,477,905	—	—	12,477,905
Electric Utilities	4,904,015	—	—	4,904,015
Electrical Equipment	5,227,590	—	—	5,227,590
Energy Equipment & Services	4,297,807	—	—	4,297,807
Food & Staples Retailing	11,631,332	—	—	11,631,332
Food Products	11,226,952	13,954,326	—	25,181,278
Health Care Equipment & Supplies	14,084,299	—	—	14,084,299
Health Care Providers & Services	4,969,307	—	—	4,969,307
Hotels, Restaurants & Leisure	3,075,001	—	—	3,075,001
Household Durables	4,642,727	—	—	4,642,727
Household Products	4,556,234	1,800,255	—	6,356,489
Independent Power Producers & Energy Traders	1,428,369	—	—	1,428,369
Industrial Conglomerates	21,529,139	—	—	21,529,139
Insurance	37,532,533	—	—	37,532,533
IT Services	25,095,597	—	—	25,095,597
Leisure Equipment & Products	3,731,087	—	—	3,731,087
Life Sciences Tools & Services	6,828,287	—	—	6,828,287
Machinery	1,625,538	—	—	1,625,538
Media	32,584,336	—	—	32,584,336
Metals & Mining	595,366	—	—	595,366
Multi-Utilities	4,578,470	—	—	4,578,470
Multiline Retail	11,241,582	—	—	11,241,582
Oil, Gas & Consumable Fuels	58,576,847	—	—	58,576,847
Pharmaceuticals	44,415,504	3,679,947	—	48,095,451
Professional Services	1,467,609	—	—	1,467,609

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Road & Rail	$2,916,925	$—	$—	$2,916,925
Semiconductors & Semiconductor Equipment	3,639,403	—	—	3,639,403
Software	10,241,194	—	—	10,241,194
Specialty Retail	5,199,396	—	—	5,199,396
Tobacco	26,892,415	—	—	26,892,415
Wireless Telecommunication Services	—	8,268,965	—	8,268,965
Total Common Stock	569,119,821	36,829,017	—	605,948,838
Total U.S. Treasury & Government Agencies*	—	248,873,457	—	248,873,457
Total Corporate Bonds & Notes*	—	105,264,277	—	105,264,277
Total Mortgage-Backed Securities*	—	14,109,751	—	14,109,751
Total Foreign Government*	—	6,787,146	—	6,787,146
Total Asset-Backed Securities*	—	4,590,797	—	4,590,797
Total Preferred Stock*	1,585,150	—	—	1,585,150
Total Municipal Bonds & Notes*	—	1,549,737	—	1,549,737
Total Convertible Preferred Stock*	965,124	—	—	965,124
Short Term Investments
Mutual Funds	38,130,591	—	—	38,130,591
Repurchase Agreement	—	23,555,000	—	23,555,000
Total Short Term Investments	38,130,591	23,555,000	—	61,685,591
Total Investments	$609,800,686	$441,559,182	$—	$1,051,359,868

Collateral for Securities Loaned (Liability)	$—	$(38,130,591)	$—	$(38,130,591)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,051,359,868
Cash		5,595
Cash denominated in foreign currencies (c)		101
Receivable for:
Securities sold		43,505
Fund shares sold		150,134
Interest and dividends		3,472,069
Foreign taxes		232,116

Total Assets		1,055,263,388
Liabilities
Payable for:
Securities purchased	$43,923
TBA securities purchased	14,111,595
Fund shares redeemed	1,004,776
Collateral for securities loaned	38,130,591
Accrued expenses:
Management fees	467,902
Distribution and service fees	149,841
Deferred trustees’ fees	49,591
Other expenses	156,659

Total Liabilities		54,114,878

Net Assets		$1,001,148,510

Net assets consists of:
Paid in surplus		$1,030,096,235
Undistributed net investment income		25,161,744
Accumulated net realized losses		(209,889,306)
Unrealized appreciation on investments and foreign currency transactions		155,779,837

Net Assets		$1,001,148,510

Net Assets
Class A		$169,941,860
Class B		229,754,027
Class E		30,338,385
Class F		571,114,238
Capital Shares Outstanding (d)
Class A		1,208,717
Class B		1,653,485
Class E		216,890
Class F		4,096,132
Net Asset Value, Offering and Redemption Price Per Share
Class A		$140.60
Class B		138.95
Class E		139.88
Class F		139.43

(a)	Identified cost of investments was $895,594,150.
(b)	Includes securities on loan with a value of $39,594,773.
(c)	Identified cost of cash denominated in foreign currencies was $100.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$16,824,762
Securities lending income		156,117
Interest		14,707,423

		31,688,302
Expenses
Management fees	$5,684,760
Distribution and service fees—Class B	570,248
Distribution and service fees—Class E	46,886
Distribution and service fees—Class F	1,209,443
Administration fees	3,710
Trustees’ fees and expenses	44,781
Custodian and accounting	194,982
Audit and tax services	53,664
Legal	35,855
Shareholder reporting	168,438
Insurance	9,338
Miscellaneous	19,568

Total expenses	8,041,673
Less broker commission recapture	(12,785)	8,028,888

Net Investment Income		23,659,414

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	38,489,521
Foreign currency transactions	(3,293)	38,486,228

Net change in unrealized appreciation on:
Investments	50,095,645
Foreign currency transactions	12,303	50,107,948

Net realized and unrealized gain		88,594,176

Net Increase in Net Assets From Operations		$112,253,590

(a)	Net of foreign taxes of $115,919.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,659,414	$27,022,199
Net realized gain	38,486,228	32,208,966
Net change in unrealized appreciation (depreciation)	50,107,948	(33,164,553)

Increase in net assets from operations	112,253,590	26,066,612

From Distributions to Shareholders
Net investment income
Class A	(4,961,586)	(4,960,804)
Class B	(6,068,529)	(5,732,049)
Class E	(864,804)	(897,717)
Class F	(16,669,703)	(18,398,065)

Total distributions	(28,564,622)	(29,988,635)

Decrease in net assets from capital share transactions	(126,855,939)	(150,802,585)

Total decrease in net assets	(43,166,971)	(154,724,608)

Net Assets
Beginning of the period	1,044,315,481	1,199,040,089

End of the period	$1,001,148,510	$1,044,315,481

Undistributed Net Investment Income
End of the period	$25,161,744	$28,286,529

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	68,164	$9,268,422	95,168	$12,450,742
Reinvestments	37,030	4,961,586	37,607	4,960,804
Redemptions	(203,433)	(27,698,887)	(261,546)	(34,072,048)

Net decrease	(98,239)	$(13,468,879)	(128,771)	$(16,660,502)

Class B
Sales	144,281	$19,386,413	201,855	$25,966,180
Reinvestments	45,748	6,068,529	43,873	5,732,049
Redemptions	(252,517)	(33,908,847)	(294,395)	(37,774,637)

Net decrease	(62,488)	$(8,453,905)	(48,667)	$(6,076,408)

Class E
Sales	9,718	$1,315,933	9,361	$1,205,570
Reinvestments	6,481	864,804	6,832	897,717
Redemptions	(39,540)	(5,368,373)	(57,507)	(7,431,738)

Net decrease	(23,341)	$(3,187,636)	(41,314)	$(5,328,451)

Class F
Sales	177,307	$23,953,681	227,317	$29,364,981
Reinvestments	125,279	16,669,703	140,400	18,398,065
Redemptions	(1,055,956)	(142,368,903)	(1,319,936)	(170,500,270)

Net decrease	(753,370)	$(101,745,519)	(952,219)	$(122,737,224)

Decrease derived from capital share transactions		$(126,855,939)		$(150,802,585)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$129.68	$130.06	$121.69	$107.65	$154.53

Income (Loss) From Investment Operations
Net investment income (a)	3.34	3.34	3.14	3.52	4.08
Net realized and unrealized gain (loss) on investments	11.49	(0.14)	8.95	15.39	(35.15)

Total from investment operations	14.83	3.20	12.09	18.91	(31.07)

Less Distributions
Distributions from net investment income	(3.91)	(3.58)	(3.72)	(4.87)	(5.02)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(10.79)

Total distributions	(3.91)	(3.58)	(3.72)	(4.87)	(15.81)

Net Asset Value, End of Period	$140.60	$129.68	$130.06	$121.69	$107.65

Total Return (%) (b)	11.58	2.42	10.08	18.60	(22.15)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	0.59	0.58	0.60	0.58
Ratio of net investment income to average net assets (%)	2.46	2.56	2.56	3.21	3.15
Portfolio turnover rate (%)	20	19	31	43	52
Net assets, end of period (in millions)	$169.94	$169.48	$186.73	$188.06	$177.74

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$128.21	$128.66	$120.45	$106.53	$153.05

Income (Loss) From Investment Operations
Net investment income (a)	2.97	2.98	2.80	3.19	3.72
Net realized and unrealized gain (loss) on investments	11.36	(0.15)	8.86	15.28	(34.82)

Total from investment operations	14.33	2.83	11.66	18.47	(31.10)

Less Distributions
Distributions from net investment income	(3.59)	(3.28)	(3.45)	(4.55)	(4.63)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(10.79)

Total distributions	(3.59)	(3.28)	(3.45)	(4.55)	(15.42)

Net Asset Value, End of Period	$138.95	$128.21	$128.66	$120.45	$106.53

Total Return (%) (b)	11.31	2.16	9.80	18.30	(22.35)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.84	0.83	0.85	0.83
Ratio of net investment income to average net assets (%)	2.21	2.32	2.31	2.93	2.90
Portfolio turnover rate (%)	20	19	31	43	52
Net assets, end of period (in millions)	$229.75	$220.01	$227.03	$207.87	$161.73

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$129.04	$129.46	$121.16	$107.16	$153.85

Income (Loss) From Investment Operations
Net investment income (a)	3.12	3.13	2.95	3.35	3.88
Net realized and unrealized gain (loss) on investments	11.44	(0.15)	8.91	15.33	(35.00)

Total from investment operations	14.56	2.98	11.86	18.68	(31.12)

Less Distributions
Distributions from net investment income	(3.72)	(3.40)	(3.56)	(4.68)	(4.78)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(10.79)

Total distributions	(3.72)	(3.40)	(3.56)	(4.68)	(15.57)

Net Asset Value, End of Period	$139.88	$129.04	$129.46	$121.16	$107.16

Total Return (%) (b)	11.42	2.25	9.92	18.42	(22.27)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.74	0.73	0.75	0.73
Ratio of net investment income to average net assets (%)	2.31	2.41	2.41	3.07	2.98
Portfolio turnover rate (%)	20	19	31	43	52
Net assets, end of period (in millions)	$30.34	$31.00	$36.45	$38.61	$40.10

	Class F
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$128.64	$129.07	$120.81	$106.86	$153.46

Income (Loss) From Investment Operations
Net investment income (a)	3.04	3.05	2.88	3.28	3.80
Net realized and unrealized gain (loss) on investments	11.40	(0.14)	8.89	15.28	(34.91)

Total from investment operations	14.44	2.91	11.77	18.56	(31.11)

Less Distributions
Distributions from net investment income	(3.65)	(3.34)	(3.51)	(4.61)	(4.70)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(10.79)

Total distributions	(3.65)	(3.34)	(3.51)	(4.61)	(15.49)

Net Asset Value, End of Period	$139.43	$128.64	$129.07	$120.81	$106.86

Total Return (%) (b)	11.36	2.21	9.87	18.36	(22.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.79	0.78	0.80	0.78
Ratio of net investment income to average net assets (%)	2.26	2.36	2.36	3.01	2.94
Portfolio turnover rate (%)	20	19	31	43	52
Net assets, end of period (in millions)	$571.11	$623.83	$748.82	$796.20	$789.29

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, foreign currency transactions, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$5,684,760	0.600%	Of the first $ 250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F shares. Under the Distribution and Service Plan, the Class B, E, and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Class E shares, and 0.20% per year for Class F shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$88,349,405	$114,285,462	$69,773,367	$256,466,626

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were $29,103,364 and $15,229,018, respectively. The Portfolio also engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $24,213 in purchases of investments, which are also included above.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$28,564,622	$29,988,635	$—	$—	$—	$—	$28,564,622	$29,988,635

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$25,211,335	$—	$133,711,031	$(187,820,500)	$—	$(28,898,134)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$23,040,237	$187,820,500

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-27

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-28

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-29

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-30

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MSF-31

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and five-year periods ended June 30, 2012, and underperformed its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its blended benchmark, S&P 500 Index (60%) and Barclays Capital U.S. Aggregate Bond Index (40%), for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS Total Return Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MSF-32

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of Scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MFS Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other Factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-33

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-34

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-35

Metropolitan Series Fund
MFS® Value Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the MFS Value Portfolio returned 16.65%, 16.32%, and 16.39%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.51% over the same period.

MARKET ENVIRONMENT

In the aftermath of additional liquidity measures by the Federal Reserve Bank (the “Fed”) in the form of Operation Twist (where the Fed sought to depress interest rates by buying longer term Treasuries while selling short term bills), the European Central Bank (the “ECB”) in the form of Long-Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the year was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high quality sovereign yields increased modestly.

During the middle of the year, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not rise.

However, this renewed weakness in fundamentals precipitated a further round of monetary easing by the Fed and the ECB (rate cut and a new bond purchase facility) in the second half of the year, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed its benchmark index over the course of the year. Security selection in the Consumer Discretionary sector detracted from performance relative to the Russell 1000 Value Index though there were no individual securities within this sector that were among the Portfolio’s top relative detractors for the reporting period.

Stock selection in the Telecommunication Services sector dampened relative returns. Holdings of voice and data communications service company Vodafone Group weighed on relative performance.

The Portfolio’s underweight position in the Financials sector also weakened relative results. The Portfolio’s underweight position in shares of financial services firm Bank of America, and not owning shares of strong-performing financial services firm Citigroup, held back relative performance.

Stocks in other sectors that detracted from relative returns included consumer and business payment processor Western Union, oil and gas exploration and production company Occidental Petroleum, tobacco company Philip Morris, global food company General Mills, semiconductor company Intel, and diversified technology products and services company IBM.

An underweight position in the Utilities sector aided relative performance. Within this sector, the Portfolio’s avoidance of poor-performing electric company Exelon strengthened relative results.

Favorable security selection in the Materials sector boosted relative performance. Holdings of chemical company PPG Industries and specialty chemicals producer Sherwin Williams aided results during the year.

An underweight allocation to the Energy sector also supported relative performance. There were no individual securities within this sector that were among the Portfolio’s top relative contributors for the year.

Elsewhere, holdings of investment banking firm Goldman Sachs Group, alcoholic drink producer Diageo, enterprise software products maker Oracle, management consulting firm Accenture, and financial services firm Bank of New York Mellon were among the Portfolio’s top relative contributors. Underweight positions in computer products and services provider Hewlett-Packard and household products maker Procter & Gamble also helped as both stocks turned in weak performances for the year.

From a positioning standpoint, over 2012 the Portfolio’s weighting within Information Technology as well as Energy decreased the most, while we increased the Portfolio’s exposure to Consumer Discretionary and Industrials. At year end, the Portfolio had its largest underweight positions within Energy and Financials while having the largest overweight positions within Industrials and Consumer Staples.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	16.65	1.34	7.94	—
Class B	16.32	—	—	2.14
Class E	16.39	—	—	2.24
Russell 1000 Value Index	17.51	0.59	7.38	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/20/98, 4/28/08, and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Philip Morris International, Inc.	3.5
JPMorgan Chase & Co.	3.4
Pfizer, Inc.	3.3
Lockheed Martin Corp.	3.3
Johnson & Johnson	3.1
The Goldman Sachs Group, Inc.	2.5
Accenture plc	2.1
Chevron Corp.	2.1
AT&T, Inc.	2.1
The Travelers Cos., Inc.	2.0

Top Sectors

% of Net Assets

Financials	21.1
Industrials	16.0
Consumer Staples	14.2
Health Care	13.2
Consumer Discretionary	12.1
Information Technology	8.0
Energy	6.9
Telecommunications	3.7
Materials	2.3
Utilities	0.9

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.60%	$1,000.00	$1,077.30	$3.13
	Hypothetical*	0.60%	$1,000.00	$1,022.09	$3.05

Class B(a)	Actual	0.85%	$1,000.00	$1,075.40	$4.43
	Hypothetical*	0.85%	$1,000.00	$1,020.81	$4.32

Class E(a)	Actual	0.75%	$1,000.00	$1,076.00	$3.91
	Hypothetical*	0.75%	$1,000.00	$1,021.32	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.1%
Honeywell International, Inc.	735,671	$46,693,038
Lockheed Martin Corp.	963,170	88,890,959
Northrop Grumman Corp.	407,489	27,538,107
United Technologies Corp.	638,564	52,368,634

		215,490,738

Air Freight & Logistics—1.5%
United Parcel Service, Inc. (Class B)	539,800	39,799,454

Auto Components—1.7%
Delphi Automotive plc (a)	420,070	16,067,677
Johnson Controls, Inc.	916,561	28,138,423

		44,206,100

Automobiles—0.2%
General Motors Co. (a)	203,480	5,866,328

Beverages—3.0%
Coca-Cola Enterprises, Inc.	229,290	7,275,372
Diageo plc (GBP)	1,713,900	49,895,951
Dr. Pepper Snapple Group, Inc.	249,140	11,007,005
PepsiCo., Inc.	170,628	11,676,074

		79,854,402

Capital Markets—7.1%
BlackRock, Inc.	176,236	36,429,744
Franklin Resources, Inc.	137,320	17,261,124
State Street Corp.	563,024	26,467,758
The Bank of New York Mellon Corp.	1,643,241	42,231,294
The Goldman Sachs Group, Inc.	523,793	66,815,035

		189,204,955

Chemicals—2.3%
Air Products & Chemicals, Inc.	281,162	23,623,231
PPG Industries, Inc.	274,570	37,163,050

		60,786,281

Commercial Banks—2.8%
PNC Financial Services Group, Inc.	364,328	21,243,966
Wells Fargo & Co.	1,529,798	52,288,495

		73,532,461

Commercial Services & Supplies—1.1%
Tyco International, Ltd.	965,794	28,249,474

Computers & Peripherals—0.1%
Hewlett-Packard Co.	265,241	3,779,684

Construction & Engineering—0.2%
Fluor Corp.	68,300	4,011,942

Diversified Financial Services—4.0%
JPMorgan Chase & Co.	2,071,231	91,072,027
Moody’s Corp.	327,240	16,466,717

		107,538,744

Diversified Telecommunication Services—2.1%
AT&T, Inc.	1,638,951	$55,249,038

Electric Utilities—0.2%
PPL Corp.	172,826	4,948,008

Electrical Equipment—0.9%
Eaton Corp. plc	432,522	23,442,692

Energy Equipment & Services—0.2%
Transocean, Ltd.	139,093	6,210,502

Food & Staples Retailing—1.4%
CVS Caremark Corp.	787,914	38,095,642

Food Products—4.2%
Danone (EUR)	403,274	26,644,163
General Mills, Inc.	982,056	39,684,883
Kellogg Co.	172,847	9,653,505
Nestle S.A. (CHF)	459,964	29,977,746
The J.M. Smucker Co.	84,570	7,293,317

		113,253,614

Health Care Equipment & Supplies—2.3%
Becton, Dickinson & Co. (b)	173,674	13,579,570
Medtronic, Inc.	704,370	28,893,257
St. Jude Medical, Inc.	555,692	20,082,709

		62,555,536

Health Care Providers & Services—0.5%
Quest Diagnostics, Inc.	232,340	13,538,452

Hotels, Restaurants & Leisure—0.4%
McDonald’s Corp.	120,480	10,627,541

Household Durables—1.0%
Stanley Black & Decker, Inc. (b)	370,361	27,395,603

Household Products—0.5%
The Procter & Gamble Co.	189,412	12,859,181

Industrial Conglomerates—2.9%
3M Co.	485,908	45,116,558
Danaher Corp.	589,452	32,950,367

		78,066,925

Insurance—7.2%
ACE, Ltd.	383,873	30,633,066
Aon plc	495,889	27,571,428
Prudential Financial, Inc.	826,072	44,054,420
The Chubb Corp.	501,424	37,767,256
The Travelers Cos., Inc.	732,515	52,609,227

		192,635,397

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—5.7%
Accenture plc	853,919	$56,785,613
Fiserv, Inc. (a)	172,850	13,660,335
International Business Machines Corp.	260,991	49,992,826
MasterCard, Inc.	24,995	12,279,544
The Western Union Co.	1,343,026	18,278,584

		150,996,902

Leisure Equipment & Products—0.8%
Hasbro, Inc. (b)	598,741	21,494,802

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	394,978	25,191,697

Machinery—0.4%
Pentair, Ltd.	217,418	10,686,095

Media—5.4%
Comcast Corp. (Class A)	725,490	26,081,365
Omnicom Group, Inc.	590,767	29,514,719
The McGraw-Hill Cos., Inc.	249,280	13,628,138
The Walt Disney Co.	920,080	45,810,783
Viacom, Inc. (Class B)	576,890	30,425,179

		145,460,184

Multi-Utilities—0.6%
PG&E Corp.	258,987	10,406,098
Public Service Enterprise Group, Inc.	171,331	5,242,728

		15,648,826

Multiline Retail—1.6%
Kohl’s Corp.	167,540	7,200,869
Target Corp.	614,780	36,376,533

		43,577,402

Oil, Gas & Consumable Fuels—6.7%
Apache Corp.	201,259	15,798,831
Chevron Corp.	513,091	55,485,661
EOG Resources, Inc.	152,130	18,375,783
Exxon Mobil Corp.	573,093	49,601,199
Occidental Petroleum Corp.	521,572	39,957,631

		179,219,105

Pharmaceuticals—9.4%
Abbott Laboratories	596,296	39,057,388
Johnson & Johnson	1,202,871	84,321,257
Merck & Co., Inc.	586,797	24,023,469
Pfizer, Inc.	3,569,161	89,514,558
Roche Holding AG (CHF)	74,961	15,271,423

		252,188,095

Professional Services—0.5%
The Dun & Bradstreet Corp. (b)	158,383	12,456,823

Road & Rail—0.5%
Canadian National Railway Co.	140,225	$12,761,877

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.	903,287	18,634,811

Software—1.5%
Oracle Corp.	1,200,936	40,015,188

Specialty Retail—0.9%
Advance Auto Parts, Inc.	211,642	15,312,299
Staples, Inc. (b)	785,830	8,958,462

		24,270,761

Tobacco—5.1%
Altria Group, Inc.	438,116	13,765,605
Lorillard, Inc.	237,070	27,658,957
Philip Morris International, Inc.	1,118,307	93,535,197

		134,959,759

Wireless Telecommunication Services—1.6%
Vodafone Group plc (GBP)	17,282,000	43,461,917

Total Common Stock (Identified Cost $2,084,534,344)		2,622,222,938

Convertible Preferred Stock—0.3%

Aerospace & Defense—0.1%
United Technologies Corp.	50,090	2,790,514

Electric Utilities—0.2%
PPL Corp.	64,470	3,372,426

Total Convertible Preferred Stock (Identified Cost $5,744,846)		6,162,940

Short Term Investments—3.8%

Mutual Funds—2.3%
State Street Navigator Securities Lending Prime Portfolio (c)	63,046,050	63,046,050

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $39,173,022 on 01/02/13, collateralized by $39,960,000 U.S. Treasury Note at 0.250% due 05/31/14 with a value of $39,960,000.	$39,173,000	39,173,000

Total Short Term Investments (Identified Cost $102,219,050)		102,219,050

Total Investments—102.3% (Identified Cost $2,192,498,240) (d)		2,730,604,928
Liabilities in excess of other assets		(60,491,266)

Net Assets—100.0%		$2,670,113,662

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31,2012

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $62,493,238 and the collateral received consisted of cash in the amount of $63,046,050. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,205,444,942. The aggregate unrealized appreciation and depreciation of investments was $567,988,752 and $(42,828,766), respectively, resulting in net unrealized appreciation of $525,159,986 for federal income tax purposes.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$215,490,738	$—	$—	$215,490,738
Air Freight & Logistics	39,799,454	—	—	39,799,454
Auto Components	44,206,100	—	—	44,206,100
Automobiles	5,866,328	—	—	5,866,328
Beverages	29,958,451	49,895,951	—	79,854,402
Capital Markets	189,204,955	—	—	189,204,955
Chemicals	60,786,281	—	—	60,786,281
Commercial Banks	73,532,461	—	—	73,532,461
Commercial Services & Supplies	28,249,474	—	—	28,249,474
Computers & Peripherals	3,779,684	—	—	3,779,684
Construction & Engineering	4,011,942	—	—	4,011,942
Diversified Financial Services	107,538,744	—	—	107,538,744
Diversified Telecommunication Services	55,249,038	—	—	55,249,038
Electric Utilities	4,948,008	—	—	4,948,008
Electrical Equipment	23,442,692	—	—	23,442,692
Energy Equipment & Services	6,210,502	—	—	6,210,502
Food & Staples Retailing	38,095,642	—	—	38,095,642
Food Products	56,631,705	56,621,909	—	113,253,614
Health Care Equipment & Supplies	62,555,536	—	—	62,555,536
Health Care Providers & Services	13,538,452	—	—	13,538,452
Hotels, Restaurants & Leisure	10,627,541	—	—	10,627,541
Household Durables	27,395,603	—	—	27,395,603
Household Products	12,859,181	—	—	12,859,181
Industrial Conglomerates	78,066,925	—	—	78,066,925
Insurance	192,635,397	—	—	192,635,397
IT Services	150,996,902	—	—	150,996,902
Leisure Equipment & Products	21,494,802	—	—	21,494,802
Life Sciences Tools & Services	25,191,697	—	—	25,191,697

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$10,686,095	$—	$—	$10,686,095
Media	145,460,184	—	—	145,460,184
Multi-Utilities	15,648,826	—	—	15,648,826
Multiline Retail	43,577,402	—	—	43,577,402
Oil, Gas & Consumable Fuels	179,219,105	—	—	179,219,105
Pharmaceuticals	236,916,672	15,271,423	—	252,188,095
Professional Services	12,456,823	—	—	12,456,823
Road & Rail	12,761,877	—	—	12,761,877
Semiconductors & Semiconductor Equipment	18,634,811	—	—	18,634,811
Software	40,015,188	—	—	40,015,188
Specialty Retail	24,270,761	—	—	24,270,761
Tobacco	134,959,759	—	—	134,959,759
Wireless Telecommunication Services	—	43,461,917	—	43,461,917
Total Common Stock	2,456,971,738	165,251,200	—	2,622,222,938
Convertible Preferred Stock
Aerospace & Defense	2,790,514	—	—	2,790,514
Electric Utilities	3,372,426	—	—	3,372,426
Total Convertible Preferred Stock	6,162,940	—	—	6,162,940
Short Term Investments
Mutual Funds	63,046,050	—	—	63,046,050
Repurchase Agreement	—	39,173,000	—	39,173,000
Total Short Term Investments	63,046,050	39,173,000	—	102,219,050
Total Investments	$2,526,180,728	$204,424,200	$—	$2,730,604,928

Collateral for Securities Loaned (Liability)	$—	$(63,046,050)	$—	$(63,046,050)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$2,730,604,928
Cash		45,484
Receivable for:
Fund shares sold		298,434
Interest and dividends		3,631,482
Foreign taxes		919,194

Total Assets		2,735,499,522
Liabilities
Payable for:
Securities purchased	$387,199
Fund shares redeemed	391,384
Collateral for securities loaned	63,046,050
Accrued expenses:
Management fees	1,291,263
Distribution and service fees	60,155
Deferred trustees’ fees	39,418
Other expenses	170,391

Total Liabilities		65,385,860

Net Assets		$2,670,113,662

Net assets consists of:
Paid in surplus		$1,991,853,553
Undistributed net investment income		56,198,397
Accumulated net realized gains		83,902,841
Unrealized appreciation on investments and foreign currency transactions		538,158,871

Net Assets		$2,670,113,662

Net Assets
Class A		$2,362,987,953
Class B		250,145,005
Class E		56,980,704
Capital Shares Outstanding (c)
Class A		171,194,402
Class B		18,253,594
Class E		4,148,875
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.80
Class B		13.70
Class E		13.73

(a)	Identified cost of investments was $2,192,498,240.
(b)	Includes securities on loan with a value of $62,493,238.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$72,573,841
Securities lending income		302,249
Interest		15,459

		72,891,549
Expenses
Management fees	$18,272,252
Distribution and service fees—Class B	605,863
Distribution and service fees—Class E	89,040
Administration fees	9,441
Trustees’ fees and expenses	43,725
Custodian and accounting	249,286
Audit and tax services	36,124
Legal	39,972
Shareholder reporting	268,501
Insurance	21,891
Miscellaneous	28,443

Total expenses	19,664,538
Less broker commission recapture	(31,178)
Less management fee waivers	(3,366,850)	16,266,510

Net Investment Income		56,625,039

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	100,140,802
Foreign currency transactions	(24,738)	100,116,064

Net change in unrealized appreciation on:
Investments	238,420,420
Foreign currency transactions	51,636	238,472,056

Net realized and unrealized gain		338,588,120

Net Increase in Net Assets From Operations		$395,213,159

(a)	Net of foreign taxes of $390,375.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,625,039	$48,725,819
Net realized gain	100,116,064	76,157,852
Net change in unrealized appreciation (depreciation)	238,472,056	(106,565,441)

Increase in net assets from operations	395,213,159	18,318,230

From Distributions to Shareholders
Net investment income
Class A	(43,662,721)	(33,926,987)
Class B	(4,135,325)	(2,717,280)
Class E	(1,093,494)	(948,388)

	(48,891,540)	(37,592,655)

Net realized capital gain
Class A	(31,090,576)	0
Class B	(3,348,515)	0
Class E	(837,277)	0

	(35,276,368)	0

Total distributions	(84,167,908)	(37,592,655)

Increase (decrease) in net assets from capital share transactions	(57,951,669)	70,955,506

Total increase in net assets	253,093,582	51,681,081

Net Assets
Beginning of the period	2,417,020,080	2,365,338,999

End of the period	$2,670,113,662	$2,417,020,080

Undistributed Net Investment Income
End of the period	$56,198,397	$48,520,814

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	8,475,621	$111,288,078	16,344,777	$204,729,697
Reinvestments	5,741,421	74,753,297	2,629,999	33,926,987
Redemptions	(18,050,623)	(239,700,284)	(14,382,062)	(177,230,064)

Net increase (decrease)	(3,833,581)	$(53,658,909)	4,592,714	$61,426,620

Class B
Sales	2,218,211	$28,902,919	3,576,946	$43,414,707
Reinvestments	577,903	7,483,840	211,791	2,717,280
Redemptions	(2,462,386)	(32,395,908)	(2,043,776)	(25,130,232)

Net increase	333,728	$3,990,851	1,744,961	$21,001,755

Class E
Sales	283,045	$3,685,717	379,794	$4,675,313
Reinvestments	148,864	1,930,771	73,804	948,388
Redemptions	(1,055,811)	(13,900,099)	(1,383,730)	(17,096,570)

Net decrease	(623,902)	$(8,283,611)	(930,132)	$(11,472,869)

Increase (decrease) derived from capital share transactions		$(57,951,669)		$70,955,506

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.23	$12.31	$11.20	$9.27	$15.04

Income (Loss) From Investment Operations
Net investment income (a)	0.29	0.25	0.21	0.21	0.24
Net realized and unrealized gain (loss) on investments	1.72	(0.13)	1.06	1.72	(4.77)

Total from investment operations	2.01	0.12	1.27	1.93	(4.53)

Less Distributions
Distributions from net investment income	(0.26)	(0.20)	(0.16)	0.00	(0.25)
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	(0.99)

Total distributions	(0.44)	(0.20)	(0.16)	0.00	(1.24)

Net Asset Value, End of Period	$13.80	$12.23	$12.31	$11.20	$9.27

Total Return (%) (b)	16.65	0.85	11.42	20.82	(32.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.73	0.74	0.80
Net ratio of expenses to average net assets (%) (c)	0.60	0.61	0.63	0.66	0.74
Ratio of net investment income to average net assets (%)	2.21	2.03	1.82	2.17	2.15
Portfolio turnover rate (%)	16	16	28	26	34
Net assets, end of period (in millions)	$2,362.99	$2,141.18	$2,097.66	$1,876.28	$419.29

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$12.15	$12.23	$11.13	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.26	0.22	0.18	0.18	0.15
Net realized and unrealized gain (loss) on investments	1.70	(0.13)	1.06	1.71	(4.03)

Total from investment operations	1.96	0.09	1.24	1.89	(3.88)

Less Distributions
Distributions from net investment income	(0.23)	(0.17)	(0.14)	0.00	0.00
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.41)	(0.17)	(0.14)	0.00	0.00

Net Asset Value, End of Period	$13.70	$12.15	$12.23	$11.13	$9.24

Total Return (%) (b)	16.32	0.64	11.18	20.59	(29.65	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.98	0.99	1.05	(f)
Net ratio of expenses to average net assets (%) (c)	0.85	0.86	0.88	0.91	0.99	(f)
Ratio of net investment income to average net assets (%)	1.96	1.79	1.58	1.92	1.97	(f)
Portfolio turnover rate (%)	16	16	28	26	34
Net assets, end of period (in millions)	$250.15	$217.73	$197.80	$145.56	$101.03

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$12.18	$12.25	$11.15	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.27	0.23	0.19	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.70	(0.12)	1.06	1.72	(4.04)

Total from investment operations	1.97	0.11	1.25	1.91	(3.88)

Less Distributions
Distributions from net investment income	(0.24)	(0.18)	(0.15)	0.00	0.00
Distributions from net realized capital gains	(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.42)	(0.18)	(0.15)	0.00	0.00

Net Asset Value, End of Period	$13.73	$12.18	$12.25	$11.15	$9.24

Total Return (%) (b)	16.39	0.81	11.25	20.67	(29.57	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.88	0.89	0.95	(f)
Net ratio of expenses to average net assets (%) (c)	0.75	0.76	0.78	0.81	0.89	(f)
Ratio of net investment income to average net assets (%)	2.05	1.85	1.67	2.03	2.06	(f)
Portfolio turnover rate (%)	16	16	28	26	34
Net assets, end of period (in millions)	$56.98	$58.11	$69.88	$72.48	$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2008.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$18,272,252	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period January 1, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$408,844,488	$0	$507,372,102

During the year ended December 31, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $1,702,740 and are included above. The Portfolio also engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $216,764 in purchases of investments, which are also included above.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$48,891,540	$37,592,655	$35,276,368	$—	$—	$—	$84,167,908	$37,592,655

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$63,840,500	$89,246,858	$525,212,169	$—	$—	$678,299,527

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of FI Value Leaders Portfolio (“FI Value”), a series of Metropolitan Series Fund, and Met/Franklin Mutual Shares (“Met/Franklin Mutual”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On or about February 22, 2013, the shareholders of FI Value and Met/Franklin Mutual will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of FI Value and Met/Franklin Mutual, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-19

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-20

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-21

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MFS Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2012, and underperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one- and three-year periods ended October 31, 2012, and outperformed the benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-22

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of Scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MFS Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other Factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-23

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-24

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-25

Metropolitan Series Fund
MSCI EAFE Index Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned 18.33%, 18.02%, 18.13%, and 17.94%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 17.32% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The MSCI EAFE Index rallied significantly in 2012, driven by central bank intervention and positive developments around the European sovereign debt crisis and despite growing tensions in the Middle East, political uncertainty in Europe and Asia, and the U.S. fiscal cliff crisis. European leaders agreed on a second bailout for Greece in an ongoing effort to avoid default. The European Central Bank (the “ECB”), the Federal Reserve Bank (the “Fed”), and the Bank of Japan all announced additional plans for monetary intervention. Specifically, the ECB announced an unlimited fully sterilized bond buying program, the Fed announced a third round of quantitative easing, and the Bank of Japan expanded its asset purchase fund. Signs of strength in the global economy further supported the equity markets despite political uncertainty due to new governments in China and Japan, the Bank of England’s decision to halt its bond purchase program, and escalating tensions in the Middle East as Israel and Hamas traded fire in the Gaza strip.

Twenty-one of the twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the year. Belgium (1.0% beginning weight in the benchmark), up 40.7%, and New Zealand (0.1% beginning weight), up 32.5%, were the best-performing countries. The worst-performing country, and the only country with a negative return, was Israel (0.6% beginning weight), down 4.0%.

The stocks with the largest positive impact on the benchmark return for the year were HSBC Holdings, up 44.9%; Toyota Motor, up 41.0%; and Nestle S.A., up 16.7%. The stocks with the largest negative impact were Koninklijke, down 55.1%; BG Group, down 22.0%; and Telefonica S.A., down 16.3%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impacted tracking error during the year include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	18.33	-3.55	8.05	—
Class B	18.02	-3.77	7.77	—
Class E	18.13	-3.68	7.88	—
Class G	17.94	—	—	12.79
MSCI EAFE Index	17.32	-3.69	8.21	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Nestle S.A.	1.9
HSBC Holdings plc	1.8
Novartis AG	1.3
Roche Holding AG	1.3
BP plc	1.2
Royal Dutch Shell plc (Class A)	1.2
Toyota Motor Corp.	1.2
BHP Billiton, Ltd.	1.2
Vodafone Group plc	1.1
Sanofi-Aventis S.A.	1.0

Top Countries

% of Net Assets
United Kingdom	22.4
Japan	19.9
France	9.2
Australia	8.9
Switzerland	8.7
Germany	8.7
Hong Kong	3.2
Sweden	3.1
Spain	3.0
Netherlands	2.7

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.41%	$1,000.00	$1,140.10	$2.21
	Hypothetical*	0.41%	$1,000.00	$1,023.05	$2.08

Class B(a)	Actual	0.66%	$1,000.00	$1,139.50	$3.55
	Hypothetical*	0.66%	$1,000.00	$1,021.78	$3.35

Class E(a)	Actual	0.56%	$1,000.00	$1,138.70	$3.01
	Hypothetical*	0.56%	$1,000.00	$1,022.29	$2.85

Class G(a)	Actual	0.71%	$1,000.00	$1,139.00	$3.82
	Hypothetical*	0.71%	$1,000.00	$1,021.53	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Australia—8.9%
AGL Energy, Ltd.	41,243	$662,150
ALS, Ltd (a)	24,515	278,596
Alumina, Ltd. (a)	191,453	185,086
Amcor, Ltd.	83,008	701,736
AMP, Ltd.	206,717	1,050,471
APA Group (a)	59,114	341,141
Asciano Group	79,670	389,259
ASX, Ltd.	14,311	466,779
Aurizon Holdings, Ltd	129,427	508,188
Australia & New Zealand Banking Group, Ltd.	190,924	4,997,357
Bendigo Bank, Ltd. (a)	23,062	205,583
BGP Holdings plc (b) (c)	713,624	0
BHP Billiton, Ltd.	229,733	8,969,625
Boral, Ltd. (a)	61,162	281,261
Brambles, Ltd.	111,315	885,646
Caltex Australia, Ltd.	9,532	192,061
Centro Retail Australia (REIT)	91,872	217,464
CFS Retail Property Trust Group (REIT)	151,292	303,070
Coca-Cola Amatil, Ltd.	42,510	597,521
Cochlear, Ltd. (a)	4,760	393,696
Commonwealth Bank of Australia (a)	112,612	7,313,219
Computershare, Ltd.	29,681	279,423
Crown, Ltd.	29,464	328,145
CSL, Ltd.	35,686	2,015,491
Dexus Property Group (REIT)	302,183	320,330
Echo Entertainment Group, Ltd.	52,682	189,915
Flight Centre, Ltd. (a)	4,009	113,664
Fortescue Metals Group, Ltd. (a)	100,245	497,229
Goodman Group (REIT)	110,907	504,437
GPT Group (REIT)	113,429	438,201
Iluka Resources, Ltd.	29,031	281,264
Incitec Pivot, Ltd.	103,981	353,266
Insurance Australia Group, Ltd.	142,016	698,256
James Hardie Industries NV	30,172	291,820
Leighton Holdings, Ltd.	10,872	204,498
Lend Lease Corp., Ltd.	37,629	366,511
Macquarie Group, Ltd.	23,611	877,893
Metcash, Ltd. (a)	63,044	219,496
Mirvac Group (REIT)	222,329	346,379
National Australia Bank, Ltd.	159,525	4,171,018
Newcrest Mining, Ltd.	54,807	1,279,268
Orica, Ltd.	26,176	688,172
Origin Energy, Ltd.	78,717	963,082
OZ Minerals, Ltd.	25,908	184,431
Qantas Airways, Ltd. (c)	80,907	127,180
QBE Insurance Group, Ltd.	82,246	941,128
Ramsay Health Care, Ltd.	8,883	252,308
Rio Tinto, Ltd.	31,217	2,172,302
Santos, Ltd.	67,710	792,797
Sims Group, Ltd. (a)	9,738	94,919
Sonic Healthcare, Ltd.	24,290	339,103
SP AusNet	106,030	121,749
Stockland (REIT)	170,116	627,031
Suncorp Group, Ltd.	97,160	1,032,751
TABCORP Holdings, Ltd.	43,902	140,270
Tattersall’s, Ltd.	117,840	370,941
Telstra Corp., Ltd.	304,819	1,388,270

Australia—(Continued)
Toll Holdings, Ltd.	41,980	$200,920
Transurban Group	94,803	601,961
Treasury Wine Estates, Ltd.	46,412	228,510
Wesfarmers, Ltd.	71,781	2,769,240
Westfield Group (REIT)	153,357	1,691,792
Westfield Retail Trust (REIT)	193,580	609,106
Westpac Banking Corp.	216,848	5,926,852
Woodside Petroleum, Ltd.	46,091	1,642,261
Woolworths, Ltd.	86,801	2,652,354
WorleyParsons, Ltd.	14,841	366,028

		69,641,871

Austria—0.3%
Andritz AG	5,184	332,671
Erste Group Bank AG (c)	16,002	511,071
IMMOEAST Anspr Nachb (a) (c)	27,192	0
Immofinanz AG	66,338	279,342
OMV AG	11,229	407,269
Raiffeisen Bank International AG (a)	3,490	145,714
Verbund AG (Class A)	5,385	133,207
Voestalpine AG	7,335	269,403
Wiener Staedtische Versicherung AG	2,911	155,975

		2,234,652

Belgium—1.2%
Ageas	15,573	464,086
Anheuser-Busch InBev NV	57,402	5,010,389
Belgacom S.A. (a)	10,680	314,439
Colruyt S.A.	5,430	269,289
Delhaize Group S.A. (a)	6,756	270,295
Groupe Bruxelles Lambert S.A.	5,072	399,378
KBC Groep NV	13,039	453,323
Solvay S.A.	4,497	646,588
Telenet Group Holding NV	4,184	194,177
UCB S.A.	7,958	457,278
Umicore S.A.	8,519	469,193

		8,948,435

Denmark—1.2%
AP Moller-Maersk A/S (Series A)	35	248,946
AP Moller-Maersk A/S (Series B)	102	779,815
Carlsberg A/S (Class B)	7,997	785,277
Coloplast A/S	9,230	451,822
Danske Bank A/S (c)	44,352	753,100
DSV A/S	13,261	345,382
Novo Nordisk A/S	29,002	4,730,910
Novozymes A/S	16,065	454,102
TDC A/S	36,431	257,866
Tryg A/S	1,747	131,927
William Demant Holding A/S (a) (c)	1,624	139,208

		9,078,355

Finland—0.8%
Elisa Oyj	9,437	210,633
Fortum Oyj	31,487	591,434

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—(Continued)
Kesko Oyj	4,472	$146,411
Kone Oyj	11,180	826,880
Metso Oyj	10,185	443,166
Neste Oil Oyj	9,073	118,158
Nokia Oyj (a)	264,520	1,039,029
Nokian Renkaat Oyj	7,322	294,281
Orion Oyj (Series B) (a)	6,402	187,944
Pohjola Bank plc	9,006	134,329
Sampo Oyj	31,313	1,011,360
Stora Enso Oyj	40,497	286,092
UPM-Kymmene Oyj	38,111	452,363
Wartsila Oyj	12,482	551,423

		6,293,503

France—9.2%
Accor S.A.	9,539	341,767
Aeroports de Paris	2,209	170,357
Air Liquide S.A.	22,345	2,796,909
Alstom S.A.	14,355	587,534
Arkema S.A.	4,440	466,292
Atos Origin S.A.	3,953	281,342
AXA S.A.	124,701	2,252,937
BNP Paribas S.A.	71,059	4,000,689
Bouygues S.A.	12,810	377,279
Bureau Veritas S.A.	3,765	418,111
Cap Gemini S.A.	9,755	424,622
Carrefour S.A.	42,840	1,108,058
Casino Guichard-Perrachon S.A.	4,364	419,298
Christian Dior S.A.	3,598	621,311
Cie de Saint-Gobain	28,810	1,231,291
Cie Generale d’Optique Essilor International S.A.	13,981	1,415,874
Cie Generale de Geophysique-Veritas S.A. (c)	11,374	342,394
CNP Assurances S.A.	10,520	160,056
Compagnie Générale des Etablissements Michelin (Class B)	12,929	1,224,268
Credit Agricole S.A. (c)	71,301	578,219
Danone	41,811	2,759,192
Dassault Systemes S.A. (a)	4,077	455,865
Edenred S.A.	13,167	408,975
EDF S.A. (a)	17,389	325,526
Entrepots Magasins Generaux de Paris (REIT)	2,071	185,571
Eutelsat Communications S.A.	8,516	282,431
Fonciere Des Regions	1,625	136,030
France Telecom S.A.	132,420	1,481,177
GDF Suez	88,668	1,824,762
Gecina S.A. (REIT)	1,319	147,041
Gemalto NV	5,659	511,742
Groupe Eurotunnel S.A.	42,941	331,169
Imerys S.A.	2,253	146,017
Klepierre S.A. (REIT)	8,184	329,476
L’Oreal S.A.	17,223	2,403,058
Lafarge S.A.	13,327	852,966
Lagardere S.C.A.	8,303	281,595
Legrand S.A.	16,158	681,176
lliad S.A.	1,838	316,012
LVMH Moet Hennessy Louis Vuitton S.A.	18,030	3,355,893

France—(Continued)
Natixis	61,277	$211,748
Pernod-Ricard S.A.	15,093	1,772,653
PPR S.A.	5,572	1,037,305
Publicis Groupe S.A.	12,590	753,453
Remy Cointreau S.A.	1,600	174,709
Renault S.A.	12,949	713,582
Rexel S.A.	7,719	157,542
Safran S.A.	16,367	713,345
Sanofi-Aventis S.A.	84,322	7,987,301
Schneider Electric S.A.	37,151	2,767,598
Scor SE	11,686	314,736
SES S.A.	20,693	597,921
Société BIC S.A.	1,753	209,019
Société Générale S.A. (c)	49,798	1,870,913
Sodexo S.A.	6,625	554,493
Suez Environnement S.A.	22,682	273,173
Technip S.A.	6,959	800,243
Thales S.A.	6,811	234,851
Total S.A.	151,846	7,849,943
Unibail-Rodamco SE (REIT) (a)	6,587	1,610,646
Vallourec S.A.	8,091	421,744
Veolia Environnement S.A.	23,240	282,960
Vinci S.A.	32,357	1,538,138
Vivendi S.A.	92,302	2,076,168
Wendel S.A.	2,267	234,420
Zodiac Aerospace S.A.	2,442	272,410

		71,865,296

Germany—8.1%
Adidas AG	15,345	1,365,912
Allianz SE	32,517	4,499,505
Axel Springer AG	3,006	128,140
BASF SE	65,700	6,167,976
Bayer AG	59,158	5,611,194
Bayerische Motoren Werke AG	23,534	2,267,000
Beiersdorf AG	6,805	555,382
Brenntag AG	3,310	434,350
Commerzbank AG (c)	246,007	467,614
Continental AG	7,824	904,213
Daimler AG	64,808	3,537,257
Deutsche Bank AG	66,512	2,894,360
Deutsche Boerse AG	14,609	890,627
Deutsche Lufthansa AG	17,782	333,846
Deutsche Post AG	64,371	1,409,826
Deutsche Telekom AG	200,986	2,280,766
E.ON AG	128,846	2,396,626
Fraport AG (a)	2,305	134,069
Fresenius Medical Care AG	14,375	992,034
Fresenius SE	8,867	1,019,331
GEA Group AG	14,333	462,394
Hannover Rueckversicherung AG	3,778	293,714
HeidelbergCement AG	9,200	556,707
Henkel AG & Co. KGaA	10,189	697,035
Hochtief AG (c)	2,679	155,482
Hugo Boss AG	1,510	159,925
Infineon Technologies AG	73,323	594,301

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
K&S AG	11,843	$546,897
Kabel Deutschland Holding AG	6,250	466,816
Lanxess AG	5,523	482,455
Linde AG	13,128	2,286,695
MAN AG	3,045	325,216
Merck KGaA	4,259	561,263
Metro AG	8,734	241,834
Müenchener Rüeckversicherungs AG	12,534	2,247,756
RWE AG	34,949	1,441,095
Salzgitter AG	2,440	127,000
SAP AG	65,822	5,266,578
Siemens AG	58,849	6,388,761
Suedzucker AG	5,881	240,360
ThyssenKrupp AG	26,592	624,079
United Internet AG	8,781	189,315
Volkswagen AG	1,873	401,909

		63,047,615

Greece—0.1%
Coca-Cola Hellenic Bottling Co. S.A.	18,710	442,116

Hong Kong—3.2%
AIA Group, Ltd.	767,800	3,060,020
ASM Pacific Technology, Ltd. (a)	14,200	174,308
Bank of East Asia, Ltd.	101,720	395,070
BOC Hong Kong Holdings, Ltd.	253,965	796,760
Cathay Pacific Airways, Ltd. (a)	87,000	161,743
Cheung Kong Holdings, Ltd.	97,000	1,501,450
Cheung Kong Infrastructure Holdings, Ltd. (a)	33,000	202,719
CLP Holdings, Ltd.	139,877	1,177,302
First Pacific Co., Ltd.	154,000	170,625
Galaxy Entertainment Group, Ltd. (c)	149,000	593,360
Hang Lung Properties, Ltd.	161,000	645,530
Hang Seng Bank, Ltd. (a)	56,300	869,742
Henderson Land Development Co., Ltd.	73,000	520,013
HKT, Ltd.	161,000	157,985
Hong Kong & China Gas Co.	365,425	1,002,212
Hong Kong Exchanges & Clearing, Ltd. (a)	73,400	1,264,495
Hopewell Holdings, Ltd.	50,000	216,196
Hutchison Whampoa, Ltd.	149,000	1,580,637
Hysan Development Co., Ltd.	45,000	217,915
Kerry Properties, Ltd.	46,500	242,573
Li & Fung, Ltd. (a)	429,600	774,034
MGM China Holdings, Ltd.	71,200	130,295
MTR Corp.	95,000	376,055
New World Development, Ltd.	261,531	411,128
NWS Holdings, Ltd.	93,000	158,735
PCCW, Ltd.	283,000	125,018
Power Assets Holdings, Ltd.	99,549	854,433
Sands China, Ltd.	165,200	741,080
Shangri-La Asia, Ltd.	109,540	220,723
Sino Land Co.	193,600	348,610
SJM Holdings, Ltd.	141,000	331,809
Sun Hung Kai Properties, Ltd.	112,000	1,696,255
Swire Pacific, Ltd.	51,817	643,925
Swire Properties, Ltd.	83,600	281,139

Hong Kong—(Continued)
The Link Real Estate Investment Trust (REIT)	161,141	$806,977
Wharf Holdings, Ltd.	104,976	831,291
Wheelock & Co., Ltd.	68,000	345,163
Wing Hang Bank, Ltd.	13,500	142,315
Wynn Macau, Ltd. (a) (c)	104,000	286,617
Yue Yuen Industrial Holdings, Ltd. (a)	50,500	170,483

		24,626,740

Ireland—0.4%
CRH plc	53,933	1,117,842
Elan Corp. plc (c)	36,869	380,314
Kerry Group plc (a)	11,180	592,749
WPP plc	91,722	1,334,250

		3,425,155

Israel—0.6%
Bank Hapoalim B.M. (c)	72,497	312,234
Bank Leumi le-Israel B.M. (c)	101,093	346,068
Bezeq Israeli Telecommunication Corp., Ltd.	178,026	205,817
Israel Chemicals, Ltd.	29,917	361,065
Mellanox Technologies, Ltd. (c)	2,789	168,070
NICE Systems, Ltd. (c)	5,213	174,846
Teva Pharmaceutical Industries, Ltd.	68,771	2,576,861
The Israel Corp., Ltd.	191	125,567

		4,270,528

Italy—2.2%
Assicuraziono Generali S.p.A.	82,143	1,496,587
Atlantia S.p.A.	22,767	412,440
Banca Monte dei Paschi di Siena S.p.A. (a) (c)	345,338	106,521
Banco Popolare S.C. (c)	124,102	207,484
Enel Green Power S.p.A	151,622	283,236
Enel S.p.A.	475,033	1,973,998
ENI S.p.A.	180,677	4,451,983
Exor S.p.A	4,938	124,273
Fiat Industrial S.p.A.	61,911	678,024
Fiat S.p.A. (a) (c)	59,813	301,769
Finmeccanica S.p.A. (a) (c)	28,782	166,609
Intesa Sanpaolo S.p.A.	731,738	1,264,422
Luxottica Group S.p.A.	11,742	487,320
Mediobanca S.p.A.	44,816	277,278
Pirelli & C. S.p.A.	17,048	195,361
Prysmian S.p.A.	13,126	265,255
Saipem S.p.A.	18,391	712,685
Snam Rete Gas S.p.A.	112,113	520,720
Telecom Italia S.p.A.	668,281	603,363
Telecom Italia S.p.A.-RNC	491,217	388,245
Terna Rete Elettrica Nazionale S.p.A.	92,170	368,688
UniCredit S.p.A. (c)	294,576	1,452,935
Unione di Banche Italiane SCPA	56,320	262,388

		17,001,584

Japan—19.9%
Advantest Corp. (a)	11,800	186,594
Aeon Co., Ltd. (a)	41,000	469,574

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Aeon Mall Co., Ltd.	6,200	$151,843
Air Water, Inc.	10,000	127,534
Aisin Seiki Co., Ltd.	13,000	406,232
Ajinomoto Co., Inc.	44,000	583,313
Alfresa Holdings Corp.	3,000	117,467
All Nippon Airways Co., Ltd. (a)	84,000	176,454
Amada Co., Ltd.	27,000	176,029
Aozora Bank, Ltd. (a)	44,000	135,461
Asahi Breweries, Ltd.	30,100	639,289
Asahi Glass Co., Ltd. (a)	72,000	524,134
Asahi Kasei Corp.	98,000	579,861
Asics Corp.	11,000	167,913
Astellas Pharma, Inc.	32,400	1,458,311
Benesse Corp.	5,000	207,649
Bridgestone Corp.	46,800	1,215,493
Brother Industries, Ltd. (a)	16,400	177,293
Canon, Inc. (a)	81,200	3,191,102
Casio Computer Co., Ltd.	16,900	148,491
Central Japan Railway Co.	10,400	845,470
Chiyoda Corp.	11,000	157,818
Chubu Electric Power Co., Inc.	47,800	639,063
Chugai Pharmaceutical Co., Ltd.	15,100	289,961
Chuo Mitsui Trust Holdings, Inc.	217,262	764,841
Credit Saison Co., Ltd.	10,500	263,086
Dai Nippon Printing Co., Ltd.	40,000	314,085
Daicel Chemical Industries, Ltd.	22,000	145,853
Daihatsu Motor Co., Ltd. (a)	14,000	277,459
Daiichi Sankyo Co., Ltd.	51,200	786,927
Daikin Industries, Ltd.	16,800	578,391
Dainippon Sumitomo Pharma Co., Ltd.	12,000	144,449
Daito Trust Construction Co., Ltd.	5,000	471,436
Daiwa House Industry Co., Ltd.	37,000	637,901
Daiwa Securities Group, Inc.	110,000	613,870
Dena Co., Ltd.	6,700	220,735
Denki Kagaku Kogyo K.K.	35,000	120,026
Denso Corp.	35,000	1,220,217
Dentsu, Inc.	12,700	341,815
Don Quijote Co., Ltd.	4,100	150,497
East Japan Railway Co.	24,400	1,580,716
Eisai Co., Ltd.	18,200	761,422
Electric Power Development Co., Ltd. (a)	8,800	209,018
FamilyMart Co., Ltd.	4,300	177,354
Fanuc, Ltd.	13,700	2,552,714
Fast Retailing Co., Ltd.	3,700	941,549
Fuji Heavy Industries, Ltd.	42,000	529,873
FUJIFILM Holdings Corp.	32,600	657,907
Fujitsu, Ltd.	135,000	567,935
Fukuoka Financial Group, Inc.	53,000	212,548
Gree, Inc. (a)	6,800	105,638
Hakuhodo DY Holdings, Inc. (a)	1,760	114,150
Hamamatsu Photonics KK	4,800	173,510
Hankyu Hanshin Holdings, Inc.	83,000	429,333
Hino Motors, Ltd.	19,000	170,714
Hirose Electric Co., Ltd. (a)	2,200	263,910
Hisamitsu Pharmaceutical Co., Inc.	4,700	233,498
Hitachi Chemical Co., Ltd.	7,300	109,021
Hitachi Construction Machinary Co., Ltd. (a)	6,400	134,615

Japan—(Continued)
Hitachi, Ltd.	324,000	$1,910,530
Hokkaido Electric Power Co., Inc.	15,300	186,155
Hokuriku Electric Power Co. (a)	12,000	142,154
Honda Motor Co., Ltd.	116,800	4,313,527
Hoya Corp.	30,100	593,803
Hulic Co., Ltd.	18,600	126,552
Ibiden Co., Ltd. (a)	8,300	132,750
Idemitsu Kosan Co., Ltd.	1,600	139,627
Ihi Corp.	99,000	254,969
Inpex Corp.	158	844,881
Isetan Mitsukoshi Holdings, Ltd.	22,600	220,400
Isuzu Motors, Ltd.	84,000	501,359
Itochu Corp.	106,000	1,121,123
J. Front Retailing Co., Ltd.	30,000	165,726
Japan Airlines Co., Ltd. (c)	4,200	180,122
Japan Prime Realty Investment Corp. (REIT)	49	141,650
Japan Real Estate Investment Corp. (REIT)	40	393,122
Japan Retail Fund Investment Corp. (REIT)	135	248,115
Japan Tobacco, Inc.	65,200	1,841,712
JFE Holdings, Inc.	35,500	670,590
JGC Corp.	14,000	436,989
JS Group Corp.	18,800	419,479
JSR Corp.	11,300	213,898
JTEKT Corp.	20,700	197,796
Jupiter Telecommunications Co., Ltd.	154	191,668
JX Holdings, Inc.	163,100	920,423
Kajima Corp.	59,000	195,248
Kamigumi Co., Ltd.	17,000	135,216
Kansai Paint Co., Ltd.	15,000	161,873
Kao Corp.	36,500	952,856
Kawasaki Heavy Industries, Ltd.	96,000	261,400
KDDI Corp.	19,300	1,365,936
Keihin Electric Express Railway Co., Ltd.	36,000	319,242
Keio Corp. (a)	45,000	336,186
Keisei Electric Railway Co., Ltd.	20,000	169,156
Keyence Corp.	3,300	912,561
Kikkoman Corp.	12,000	171,757
Kintetsu Corp. (a)	121,120	496,463
Kirin Holdings Co., Ltd.	62,000	729,958
Kobe Steel, Ltd. (c)	177,000	226,454
Komatsu, Ltd.	68,100	1,746,069
Konami Corp.	8,300	186,979
Konica Minolta Holdings, Inc.	37,000	267,089
Kubota Corp.	81,000	932,148
Kuraray Co., Ltd.	24,500	321,396
Kurita Water Industries, Ltd. (a)	7,100	156,300
Kyocera Corp.	11,100	1,008,540
Kyowa Hakko Kogyo Co., Ltd. (a)	20,000	197,900
Kyushu Electric Power Co., Inc.	28,400	324,834
Lawson, Inc.	4,900	333,724
Makita Corp.	7,200	335,547
Marubeni Corp.	113,000	811,361
Marui Group Co., Ltd.	16,000	128,279
Matsushita Electric Industrial Co., Ltd. (a)	154,900	943,025
Mazda Motor Corp. (c)	180,000	368,287
McDonald’s Holdings Co. Japan, Ltd. (a)	5,000	132,150
Medipal Holdings Corp.	10,800	119,231

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
MEIJI Holdings Co., Ltd.	5,100	$221,483
Miraca Holdings, Inc.	4,000	161,375
Mitsubishi Chemical Holdings Corp.	95,500	477,309
Mitsubishi Corp.	100,800	1,941,359
Mitsubishi Electric Corp.	136,000	1,159,832
Mitsubishi Estate Co., Ltd.	88,000	2,107,891
Mitsubishi Gas & Chemical Co., Inc.	26,000	159,619
Mitsubishi Heavy Industries, Ltd.	225,000	1,090,195
Mitsubishi Logistics Corp.	9,000	129,352
Mitsubishi Materials Corp.	79,000	269,805
Mitsubishi Motors Corp. (c)	320,000	331,427
Mitsubishi Tanabe Pharma Corp.	15,000	195,961
Mitsubishi UFJ Financial Group, Inc.	912,488	4,919,879
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	178,838
Mitsui & Co., Ltd.	124,717	1,869,470
Mitsui Chemicals, Inc. (a)	57,000	149,177
Mitsui Fudosan Co., Ltd.	60,000	1,468,747
Mitsui OSK Lines, Ltd.	75,000	223,940
Mitsui Sumitomo Insurance Group	39,700	794,705
Mizuho Financial Group, Inc.	1,636,000	2,999,181
Murata Manufacturing Co., Ltd.	14,100	833,236
Nabtesco Corp. (a)	7,000	155,212
Namco Bandai Holdings, Inc.	12,500	162,432
NEC Corp. (c)	217,000	457,828
NGK Insulators, Ltd.	17,000	200,320
NGK Spark Plug Co., Ltd.	10,000	133,155
Nidec Corp. (a)	8,300	486,295
Nikon Corp.	23,100	683,335
Nintendo Co., Ltd.	7,500	801,825
Nippon Building Fund, Inc. (REIT) (a)	47	485,540
Nippon Electric Glass Co., Ltd.	28,000	159,405
Nippon Express Co., Ltd.	59,000	244,172
Nippon Meat Packers, Inc.	14,000	193,120
Nippon Steel Corp. (a)	549,000	1,353,078
Nippon Telephone & Telegraph Corp.	31,300	1,317,380
Nippon Yusen K.K.	101,000	238,169
Nissan Motor Co., Ltd.	174,800	1,662,367
Nisshin Seifun Group, Inc.	13,000	162,989
Nissin Food Products Co., Ltd.	4,700	178,565
Nitori Co., Ltd.	2,650	194,382
Nitto Denko Corp.	12,900	635,935
NKSJ Holdings, Inc.	28,699	612,399
NOK Corp.	8,300	128,837
Nomura Holdings, Inc.	261,800	1,548,778
Nomura Real Estate Holdings, Inc.	7,000	133,803
Nomura Real Estate Office Fund, Inc. (REIT)	20	114,981
Nomura Research Institute, Ltd.	6,200	128,594
NSK, Ltd.	30,000	214,209
NTT Data Corp.	111	347,734
NTT DoCoMo, Inc.	1,096	1,577,114
Obayashi Corp.	45,000	253,797
Odakyu Electric Railway Co., Ltd. (a)	44,000	458,639
OJI Paper Co., Ltd. (a)	68,000	235,290
Olympus Corp. (a) (c)	16,000	311,158
Omron Corp.	13,600	326,742
Ono Pharmaceutical Co., Ltd.	6,400	327,238
Oracle Corp. Japan	2,900	121,102

Japan—(Continued)
Oriental Land Co., Ltd.	3,400	$411,660
ORIX Corp. (a)	7,160	809,515
Osaka Gas Co., Ltd.	127,000	462,202
Otsuka Holdings Co., Ltd.	26,000	731,382
Park24 Co., Ltd.	7,600	120,090
Rakuten, Inc. (a)	49,500	386,795
Resona Holdings, Inc.	132,700	602,820
Ricoh Co., Ltd. (a)	45,000	479,018
Rinnai Corp.	2,800	190,607
Rohm Co., Ltd.	6,700	218,086
Sankyo Co., Ltd.	3,600	142,732
Sanrio Co., Ltd. (a)	3,300	105,223
Santen Pharmaceutical Co., Ltd.	5,500	210,990
SBI Holdings, Inc. (a)	19,011	170,025
Secom Co., Ltd.	15,800	797,876
Sega Sammy Holdings, Inc.	17,300	292,766
Sekisui Chemical Co., Ltd.	28,000	242,960
Sekisui House, Ltd.	46,000	504,508
Seven & I Holdings Co., Ltd.	53,100	1,497,435
Sharp Corp. (a)	77,000	270,560
Shikoku Electric Power Co., Inc. (a)	15,100	241,291
Shimadzu Corp.	18,000	121,667
Shimamura Co., Ltd.	1,400	135,846
Shimano, Inc.	6,300	402,493
Shimizu Corp. (a)	37,000	139,425
Shin-Etsu Chemical Co., Ltd.	29,500	1,805,387
Shinsei Bank, Ltd.	100,000	200,626
Shionogi & Co., Ltd.	19,400	323,795
Shiseido Co., Ltd.	29,300	412,840
Showa Denko K.K. (a)	129,000	197,638
SMC Corp.	3,700	672,549
Softbank Corp.	63,600	2,331,810
Sojitz Corp.	113,600	168,383
Sony Corp.	75,000	840,860
Sony Financial Holdings, Inc.	12,800	230,700
Stanley Electric Co., Ltd.	11,800	168,301
Sumitomo Chemical Co., Ltd.	109,000	344,575
Sumitomo Corp.	81,000	1,040,282
Sumitomo Electric Industries, Ltd.	56,334	653,190
Sumitomo Heavy Industries, Ltd.	39,000	186,637
Sumitomo Metal Mining Co., Ltd.	40,000	565,568
Sumitomo Mitsui Financial Group, Inc.	95,600	3,479,883
Sumitomo Realty & Development Co., Ltd.	25,000	832,316
Sumitomo Rubber Industries, Ltd.	12,500	151,325
Suruga Bank, Ltd.	13,000	160,001
Suzuken Co., Ltd.	5,300	149,650
Suzuki Motor Corp.	26,200	686,260
Sysmex Corp.	6,600	302,981
T&D Holdings, Inc.	38,800	473,825
Taiheiyo Cement Corp.	82,000	226,087
Taisei Corp.	69,000	228,552
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	205,299
Takashimaya Co., Ltd.	19,000	135,685
Takeda Pharmaceutical Co., Ltd.	56,600	2,534,405
TDK Corp. (a)	8,400	306,059
Teijin, Ltd.	66,000	163,102
Terumo Corp.	10,800	429,963

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
The Bank of Kyoto, Ltd. (a)	22,000	$185,462
The Bank of Yokohama, Ltd.	83,000	386,029
The Chiba Bank, Ltd.	64,000	375,178
The Chugoku Bank, Ltd. (a)	12,000	167,844
The Chugoku Electric Power Co., Inc.	23,700	372,391
The Dai-ichi Life Insurance Co., Ltd.	650	916,377
The Gunma Bank, Ltd.	26,000	126,749
The Hachijuni Bank, Ltd.	30,000	150,891
The Hiroshima Bank, Ltd.	38,000	159,531
The Iyo Bank, Ltd.	17,000	134,439
The Japan Steel Works, Ltd.	21,000	136,310
The Joyo Bank, Ltd. (a)	54,000	255,685
The Kansai Electric Power Co., Inc.	54,200	570,586
The Nishi-Nippon Bank, Ltd.	52,000	128,354
The Shizuoka Bank, Ltd.	41,000	401,213
The Tokyo Electric Power Co., Inc. (a) (c)	97,600	234,387
THK Co., Ltd.	7,700	138,638
Tobu Railway Co., Ltd.	73,000	387,073
Toho Co., Ltd.	8,500	149,996
Toho Gas Co., Ltd.	31,000	166,734
Tohoku Electric Power Co., Inc. (c)	29,800	277,864
Tokio Marine Holdings, Inc.	49,400	1,380,079
Tokyo Electron, Ltd.	12,400	571,685
Tokyo Gas Co., Ltd.	170,000	778,761
Tokyu Corp.	76,000	427,641
Tokyu Land Corp.	29,000	212,412
TonenGeneral Sekiyu K.K. (a)	18,000	155,410
Toppan Printing Co., Ltd. (a)	41,000	253,108
Toray Industries, Inc.	111,000	678,184
Toshiba Corp.	283,000	1,121,240
TOTO, Ltd.	19,000	143,001
Toyo Seikan Kaisha, Ltd.	10,200	137,677
Toyo Suisan Kaisha, Ltd.	6,000	160,217
Toyota Industries Corp.	12,600	402,990
Toyota Motor Corp.	197,400	9,232,070
Toyota Tsusho Corp.	14,200	351,288
Trend Micro, Inc. (a)	7,000	211,666
Tsumura & Co.	3,900	117,767
Ube Industries, Ltd.	68,000	163,851
Unicharm Corp.	7,600	396,407
USS Co., Ltd. (a)	1,660	172,405
West Japan Railway Co.	11,700	461,679
Yahoo! Japan Corp. (a)	1,158	375,546
Yakult Honsha Co., Ltd. (a)	8,700	381,970
Yamada Denki Co., Ltd. (a)	5,590	215,990
Yamaguchi Financial Group, Inc.	15,000	132,788
Yamaha Motor Co., Ltd. (a)	24,800	275,439
Yamato Holdings Co., Ltd.	27,000	411,356
Yaskawa Electric Corp. (a)	18,000	173,943
Yokogawa Electric Corp.	16,300	177,667

		155,226,821

Luxembourg—0.2%
ArcelorMittal	66,772	1,154,536
Tenaris S.A.	32,705	680,968

		1,835,504

Netherlands—2.7%
Aegon NV	117,488	$747,849
Akzo Nobel NV	16,759	1,104,577
ASML Holding NV	22,704	1,468,123
Corio NV (REIT) (a)	4,074	185,121
DE Master Blenders (c)	42,100	489,133
Delta Lloyd NV	9,946	165,331
EADS NV	30,352	1,188,198
Fugro NV	4,445	260,085
Heineken Holding NV	8,238	450,720
Heineken NV	16,408	1,093,176
ING Groep NV (c)	273,866	2,615,820
Koninklijke Ahold NV	72,518	962,104
Koninklijke Boskalis Westminster NV	6,001	273,261
Koninklijke DSM NV	10,134	609,698
Koninklijke KPN NV	76,902	379,850
Koninklijke Philips Electronics NV	72,143	1,933,201
Koninklijke Vopak NV	4,391	309,244
QIAGEN NV (c)	14,898	269,882
Randstad Holding NV	9,402	346,659
Reed Elsevier NV	48,042	710,953
STMicroelectronics NV	44,693	325,474
TNT Express NV	24,146	272,819
Unilever NV	116,475	4,389,877
Wolters Kluwer NV	22,877	472,494
Ziggo NV	8,492	274,130

		21,297,779

New Zealand—0.1%
Auckland International Airport, Ltd.	63,428	140,025
Contact Energy, Ltd.	25,746	110,937
Fletcher Building, Ltd.	46,652	325,890
Sky City Entertainment Group, Ltd.	39,539	123,940
Telecom Corp. of New Zealand, Ltd.	132,317	249,806

		950,598

Norway—0.9%
Aker Solutions ASA	11,775	241,980
DnB NOR ASA	66,462	846,044
Gjensidige Forsikring ASA	14,357	206,339
Norsk Hydro ASA	59,320	301,790
Orkla ASA	54,230	474,133
SeaDrill, Ltd. (a)	25,063	922,432
Statoil ASA	79,797	1,999,734
Subsea 7 S.A. (a)	18,500	441,869
Telenor ASA	50,522	1,025,057
Yara International ASA	14,441	715,831

		7,175,209

Portugal—0.2%
Banco Espirito Santo S.A. (c)	142,170	171,424
Energias de Portugal S.A.	145,357	436,413
Galp Energia, SGPS, S.A.	18,188	282,219
Jeronimo Martins, SGPS, S.A.	16,641	320,738
Portugal Telecom, SGPS, S.A. (a)	48,993	244,788

		1,455,582

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—1.8%
Ascendas Real Estate Investment Trust (REIT)	163,000	$319,346
CapitaCommercial Trust (REIT) (a)	143,000	197,682
CapitaLand, Ltd. (a)	174,000	533,819
CapitaMall Trust (REIT)	153,200	268,452
CapitaMalls Asia, Ltd.	101,000	162,465
City Developments, Ltd.	34,000	362,675
ComfortDelGro Corp., Ltd.	153,000	224,251
DBS Group Holdings, Ltd.	132,467	1,621,638
Fraser & Neave, Ltd.	70,000	557,169
Genting Singapore plc (a)	418,200	478,537
Global Logistic Properties, Ltd. (a)	174,000	400,105
Golden Agri-Resources, Ltd.	492,569	265,179
Jardine Cycle & Carriage, Ltd. (a)	8,000	318,305
Keppel Corp., Ltd.	102,700	933,220
Keppel Land, Ltd. (a)	54,000	180,506
Noble Group, Ltd.	263,909	254,497
Olam International, Ltd. (a)	94,090	120,678
Oversea-Chinese Banking Corp., Ltd.	183,880	1,479,495
SembCorp Industries, Ltd.	71,000	309,376
SembCorp Marine, Ltd. (a)	63,000	239,853
Singapore Airlines, Ltd.	36,940	326,708
Singapore Exchange, Ltd.	56,000	324,667
Singapore Press Holdings, Ltd. (a)	107,250	354,853
Singapore Technologies Engineering, Ltd.	126,000	397,745
Singapore Telecommunications, Ltd.	557,820	1,517,085
StarHub, Ltd.	44,000	137,399
United Overseas Bank, Ltd.	88,392	1,447,781
UOL Group, Ltd.	33,000	162,902
Wilmar International, Ltd. (a)	130,000	359,310

		14,255,698

Spain—3.0%
Abertis Infraestructuras S.A.	27,266	453,871
Acciona S.A.	1,888	143,003
ACS Actividades de Construccion y Servicios S.A.	9,579	244,858
Amadeus IT Holding S.A.	21,923	549,495
Banco de Sabadell S.A. (c)	201,617	533,605
Banco Popular Espanol S.A.	389,740	299,993
Banco Santander S.A.	730,943	5,886,732
BBVA S.A. (a)	388,584	3,563,144
Caixabank S.A. (c)	1,248	4,339
Cintra Concesiones de Infraestructuras de Transporte S.A.	31,917	470,036
Criteria CaixaCorp. S.A.	56,169	196,134
Distribuidora Internacional de Alimentacion S.A.	40,028	256,903
Enagas S.A.	15,504	331,381
Gas Natural SDG S.A.	24,586	449,049
Grifols S.A. (c)	9,470	332,795
Iberdrola S.A.	283,180	1,577,266
Inditex S.A.	15,855	2,218,642
International Consolidated Airlines Group S.A. (c)	77,576	228,998
Mapfre S.A.	51,069	157,438
Red Electrica Corporacion S.A. (a)	6,689	330,099

Spain—(Continued)
Repsol YPF S.A.	59,566	$1,221,850
Telefonica S.A.	286,191	3,881,547
Zardoya Otis S.A. (a)	8,808	126,805

		23,457,983

Sweden—3.1%
Alfa Laval AB	25,994	544,661
Assa Abloy AB (Series B)	24,301	914,742
Atlas Copco AB (Series A)	47,637	1,318,274
Atlas Copco AB (Series B)	26,827	657,941
Boliden AB	18,744	356,143
Electrolux AB	17,118	449,422
Elekta AB	26,324	414,975
Getinge AB (Class B) (a)	13,484	456,624
Hennes & Mauritz AB (Series B)	67,700	2,351,698
Hexagon AB (Series B)	17,090	429,449
Husqvarna AB (Series B)	25,677	155,592
Industrivarden AB	8,655	143,888
Investor AB	33,352	874,455
Kinnevik Investment AB	14,418	301,161
LM Ericsson Telephone Co. (Class B)	214,887	2,160,626
Lundin Petroleum AB (c)	16,017	369,446
Millicom International Cellular S.A.	3,968	344,762
Nordea Bank AB	183,884	1,760,471
Ratos AB	13,548	130,453
Sandvik AB	74,433	1,195,904
Scania AB	21,772	452,656
Securitas AB	21,462	188,460
Skandinaviska Enskilda Banken AB (Series A)	98,379	838,638
Skanska AB	30,532	502,160
SKF AB	26,654	674,229
Svenska Cellulosa AB	40,587	888,162
Svenska Handelsbanken AB	34,300	1,228,534
Swedbank AB	58,588	1,152,510
Swedish Match AB	14,499	488,165
Tele2 AB	21,032	381,308
TeliaSonera AB	149,892	1,020,629
Volvo AB (Series B)	99,557	1,372,375

		24,518,513

Switzerland—8.6%
ABB, Ltd.	156,873	3,254,805
Actelion, Ltd. (c)	7,563	363,003
Adecco S.A.	8,604	455,712
Aryzta AG	5,635	288,900
Baloise Holdings AG	3,194	278,524
Banque Cantonale Vaudoise	215	114,048
Barry Callebaut AG	132	127,365
Cie Financiere Richemont S.A.	37,370	2,985,950
Credit Suisse Group AG (a)	88,749	2,225,128
EMS-Chemie Holding AG	579	136,457
Geberit AG	2,812	622,039
Givaudan S.A.	558	591,126
Holcim, Ltd.	16,305	1,199,993
Julius Baer Group, Ltd.	14,162	509,140
Kuehne & Nagel International AG	4,135	502,848

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Lindt & Spruengli AG	7	$263,962
Lindt & Spruengli AG (Participation Certificate)	55	179,244
Lonza Group AG	4,506	243,532
Nestle S.A.	228,212	14,862,140
Novartis AG	162,116	10,255,960
Pargesa Holding S.A.	1,694	117,138
Partners Group Holding AG	1,228	283,416
Roche Holding AG	49,716	10,120,642
Schindler Holding AG	1,428	202,238
SGS S.A.	415	921,195
Sika AG	137	317,272
Sonova Holding AG	3,960	438,382
Sulzer AG	1,649	261,131
Swatch Group AG (Class A)	3,213	280,394
Swatch Group AG (Class B)	2,110	1,085,048
Swiss Life Holding AG (c)	2,159	287,928
Swiss Prime Site AG (c)	3,833	320,472
Swisscom AG	1,743	751,167
SwissRe, Ltd.	24,745	1,804,614
Syngenta AG	6,649	2,680,043
Transocean, Ltd. (c)	24,746	1,104,843
UBS AG	260,428	4,092,404
Zurich Financial Services AG	10,424	2,785,159

		67,313,362

United Kingdom—22.4%
3i Group plc	63,549	222,297
Aberdeen Asset Management plc	61,345	364,003
Admiral Group plc	16,009	306,753
Aggreko plc	18,556	532,501
AMEC plc	25,910	424,184
Anglo American plc	98,636	3,150,648
Antofagasta plc	26,957	599,395
ARM Holdings plc	93,845	1,200,765
Associated British Foods plc	24,859	633,169
AstraZeneca plc	88,282	4,176,265
Aviva plc	205,068	1,238,755
Babcock International Group plc	24,050	373,467
BAE Systems plc	232,106	1,276,010
Balfour Beatty plc	43,332	193,769
Barclays plc	828,767	3,581,248
BG Group plc	242,462	4,068,298
BHP Billiton plc	151,074	5,312,099
BP plc	1,354,697	9,392,445
British American Tobacco plc	138,726	7,033,798
British Land Co. plc (REIT)	62,096	577,666
British Sky Broadcasting plc	73,819	922,736
BT Group plc	549,280	2,071,848
Bunzl plc	22,401	365,995
Burberry Group plc	32,742	670,811
Capita Group plc	48,717	603,634
Capital Shopping Centres Group plc (REIT)	48,962	275,662
Carnival plc	12,088	467,583
Centrica plc	370,138	2,012,036
Cobham plc	73,272	266,646
Compass Group plc	135,838	1,607,563

United Kingdom—(Continued)
Croda International plc	9,658	$374,416
Diageo plc	179,121	5,218,038
Experian plc	72,050	1,164,883
Fresnillo plc	11,783	365,849
G4S plc	106,542	445,171
GKN plc	107,131	399,991
GlaxoSmithKline plc	354,407	7,699,715
Glencore International plc (a)	270,296	1,576,222
Hammerson plc (REIT)	56,484	455,394
Hargreaves Lansdown plc	16,913	188,062
HSBC Holdings plc	1,295,996	13,716,396
ICAP plc	36,213	185,386
IMI plc	22,920	407,914
Imperial Tobacco Group plc	69,936	2,702,315
Inmarsat plc (a)	28,473	275,032
InterContinental Hotels Group plc	20,173	567,666
Intertek Group plc	10,631	536,851
Invensys plc	47,928	260,563
Investec plc	41,855	285,260
J. Sainsbury plc	96,306	542,210
Johnson Matthey plc	13,894	533,949
Kazakhmys plc (a)	13,920	183,163
Kingfisher plc	164,859	761,958
Land Securities Group plc (REIT)	52,350	708,220
Legal & General Group plc	429,168	1,036,774
Lloyds Banking Group plc (c)	2,988,967	2,396,542
London Stock Exchange Group plc	9,645	168,581
Marks & Spencer Group plc	118,772	740,987
Meggitt plc	55,862	348,459
Melrose Industries plc	85,700	319,482
National Grid plc	254,654	2,918,803
Next plc	11,690	721,982
Old Mutual plc	337,381	1,002,771
Pearson plc	56,693	1,109,028
Petrofac, Ltd.	17,337	470,012
Prudential plc	179,978	2,512,908
Randgold Resources, Ltd.	6,351	626,334
Reckitt Benckiser Group plc	46,981	2,944,969
Reed Elsevier plc	91,180	958,000
Resolution, Ltd.	99,349	396,847
Rexam plc	57,692	405,671
Rio Tinto plc	95,904	5,592,177
Rolls-Royce Holdings plc	133,971	1,931,538
Royal Bank of Scotland Group plc (c)	147,994	797,593
Royal Dutch Shell plc (Class A)	263,008	9,299,276
Royal Dutch Shell plc (Class B)	186,139	6,592,157
RSA Insurance Group plc	285,556	576,714
SABMiller plc	67,778	3,192,244
Schroders plc	6,754	189,874
Scottish & Southern Energy plc	67,077	1,551,225
Segro plc (REIT)	61,844	253,747
Serco Group plc	34,317	295,630
Severn Trent plc	16,575	424,931
Shire plc	39,190	1,204,421
Smith & Nephew plc	66,221	733,317
Smiths Group plc	25,680	505,791
Standard Chartered plc	170,192	4,316,931

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Standard Life plc	171,497	$916,615
Tate & Lyle plc	33,576	416,622
Tesco plc	573,416	3,151,994
The Sage Group plc	83,583	400,673
The Weir Group plc (a)	13,923	432,442
TUI Travel plc	32,223	150,054
Tullow Oil plc	67,146	1,368,270
Unilever plc	90,999	3,456,358
United Utilities Group plc	48,207	529,330
Vendeta Resources plc	9,571	187,183
Vodafone Group plc	3,500,113	8,808,010
Whitbread plc	12,742	508,309
WM Morrison Supermarkets plc	168,319	720,391
Wolseley plc	19,542	929,454
Xstrata plc	148,498	2,642,904

		174,630,998

United States—0.0%
Prothena Corp. plc (c)	899	6,592

Total Common Stock (Identified Cost $739,889,692)		773,000,489

Preferred Stock—0.7%

Germany—0.6%
Bayerische Motoren Werke AG	3,505	226,234
Henkel AG & Co. KGaA	12,771	1,047,563
Porsche Automobil Holding SE	11,570	941,691
ProSiebenSat.1 Media AG	5,172	145,364
Volkswagen AG	10,352	2,352,374

		4,713,226

Switzerland—0.1%
Schindler Holding AG	3,222	465,033

Total Preferred Stock (Identified Cost $2,844,750)		5,178,259

Exchange Traded Funds—0.1%

United States—0.1%
iShares MSCI EAFE Index Fund (d)	6,400	363,648

Total Exchange Traded Funds (Identified Cost $348,800)		363,648

Units—0.0%

Singapore—0.0%
Hutchison Port Holdings Trust	350,000	278,650

Total Units (Identified Cost $346,803)		278,650

Rights—0.0%
Security Description	Shares	Value*

Singapore—0.0%
Olam International, Ltd., expires 01/21/13 (c)	29,450	$0

Spain—0.0%
Grifols S.A., expires 01/02/13 (c)	9,470	16,455
Repsol S.A., expires 01/11/13 (a) (c)	59,566	36,282

		52,737

Total Rights (Identified Cost $44,534)		52,737

Short Term Investments—4.8%

United States—4.8%
State Street Navigator Securities Lending Prime Portfolio (e)	37,704,711	37,704,711

Total Short Term Investments (Identified Cost $37,704,711)		37,704,711

Total Investments—104.7% (Identified Cost $781,179,290) (f)		816,578,494
Liabilities in excess of other assets		(36,656,862)

Net Assets—100.0%		$779,921,632

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $36,396,017 and the collateral received consisted of cash in the amount of $37,704,711 and non-cash collateral with a value of $153,850. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Non-Income Producing.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $363,648.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $791,832,241. The aggregate unrealized appreciation and depreciation of investments was $153,391,881 and $(128,645,628), respectively, resulting in net unrealized appreciation of $24,746,253 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
MSCI EAFE eMini Index Futures	03/15/13	11	$866,446	$24,719

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Commercial Banks	12.6%
Pharmaceuticals	7.2%
Oil, Gas & Consumable Fuels	6.8%
Metals & Mining	5.1%
Insurance	4.9%
Food Products	4.0%
Automobiles	4.0%
Chemicals	3.8%
Diversified Telecommunication Services	2.9%
Beverages	2.7%

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$69,641,871	$—	$69,641,871
Austria	—	2,234,652	—	2,234,652
Belgium	—	8,948,435	—	8,948,435
Denmark	—	9,078,355	—	9,078,355
Finland	—	6,293,503	—	6,293,503
France	—	71,865,296	—	71,865,296
Germany	—	63,047,615	—	63,047,615
Greece	—	442,116	—	442,116
Hong Kong	—	24,626,740	—	24,626,740
Ireland	—	3,425,155	—	3,425,155
Israel	—	4,270,528	—	4,270,528
Italy	—	17,001,584	—	17,001,584
Japan	—	155,226,821	—	155,226,821
Luxembourg	—	1,835,504	—	1,835,504
Netherlands	—	21,297,779	—	21,297,779
New Zealand	—	950,598	—	950,598
Norway	—	7,175,209	—	7,175,209
Portugal	—	1,455,582	—	1,455,582
Singapore	—	14,255,698	—	14,255,698
Spain	4,339	23,453,644	—	23,457,983
Sweden	—	24,518,513	—	24,518,513
Switzerland	—	67,313,362	—	67,313,362
United Kingdom	—	174,630,998	—	174,630,998
United States	6,592	—	—	6,592
Total Common Stock	10,931	772,989,558	—	773,000,489
Total Preferred Stock*	—	5,178,259	—	5,178,259
Total Exchange Traded Funds*	363,648	—	—	363,648
Total Units*	—	278,650	—	278,650
Total Rights*	—	52,737	—	52,737
Total Short Term Investments*	37,704,711	—	—	37,704,711
Total Investments	$38,079,290	$778,499,204	$—	$816,578,494

Collateral for Securities Loaned (Liability)	$—	$(37,704,711)	$—	$(37,704,711)

Futures Contracts**
Futures Contracts Long (Unrealized Appreciation)	$24,719	$—	$—	$24,719

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Transfers from Level 1 to Level 2 in the amount of $3,612 were due to the application of a systematic fair valuation model factor.

Investments categorized as Level 3 at December 31, 2012 had no value and no change in unrealized appreciation/depreciation during the year.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$816,578,494
Cash denominated in foreign currencies (c)		1,599,222
Receivable for:
Securities sold		2,821,525
Fund shares sold		206,043
Interest and dividends		808,498
Foreign taxes		324,405
Futures variation margin		15,044

Total Assets		822,353,231
Liabilities
Payable for:
Fund shares redeemed	$2,413,691
Foreign taxes	56,438
Collateral for securities loaned	37,704,711
Due to custodian bank	1,695,551
Accrued expenses:
Management fees	196,205
Distribution and service fees	101,234
Deferred trustees’ fees	39,418
Other expenses	224,351

Total Liabilities		42,431,599

Net Assets		$779,921,632

Net assets consists of:
Paid in surplus		$769,810,073
Undistributed net investment income		18,312,704
Accumulated net realized losses		(43,636,546)
Unrealized appreciation on investments and foreign currency transactions		35,435,401

Net Assets		$779,921,632

Net Assets
Class A		$297,700,596
Class B		375,373,339
Class E		37,005,771
Class G		69,841,926
Capital Shares Outstanding (d)
Class A		25,400,830
Class B		32,598,422
Class E		3,173,565
Class G		6,091,523
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.72
Class B		11.52
Class E		11.66
Class G		11.47

(a)	Identified cost of investments was $781,179,290.
(b)	Includes securities on loan with a value of $36,396,017.
(c)	Identified cost of cash denominated in foreign currencies was $1,590,118.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$26,001,930
Securities lending income		1,024,994
Interest		3,601

		27,030,525
Expenses
Management fees	$2,222,320
Distribution and service fees—Class B	887,702
Distribution and service fees—Class E	54,378
Distribution and service fees—Class G	193,007
Administration fees	2,779
Trustees’ fees and expenses	43,725
Custodian and accounting	413,598
Audit and tax services	36,099
Legal	35,009
Shareholder reporting	222,571
Insurance	6,531
Miscellaneous	26,603

Total expenses	4,144,322
Less management fee waivers	(12,039)	4,132,283

Net Investment Income		22,898,242

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,126,699)
Futures contracts	483,238
Foreign currency transactions	(87,774)	(7,731,235)

Net change in unrealized appreciation on:
Investments	110,214,786
Futures contracts	109,864
Foreign currency transactions	19,615	110,344,265

Net realized and unrealized gain		102,613,030

Net Increase in Net Assets From Operations		$125,511,272

(a)	Net of foreign taxes of $1,879,335.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,898,242	$22,419,556
Net realized loss	(7,731,235)	(4,160,627)
Net change in unrealized appreciation (depreciation)	110,344,265	(115,331,456)

Increase (decrease) in net assets from operations	125,511,272	(97,072,527)

From Distributions to Shareholders
Net investment income
Class A	(8,879,126)	(7,978,686)
Class B	(10,064,808)	(7,580,564)
Class E	(1,073,279)	(1,000,619)
Class G	(1,823,471)	(1,230,947)

Total distributions	(21,840,684)	(17,790,816)

Increase (decrease) in net assets from capital share transactions	(30,472,900)	56,780,375

Total increase (decrease) in net assets	73,197,688	(58,082,968)

Net Assets
Beginning of the period	706,723,944	764,806,912

End of the period	$779,921,632	$706,723,944

Undistributed Net Investment Income
End of the period	$18,312,704	$17,086,762

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,721,443	$29,306,923	4,181,787	$47,812,350
Reinvestments	836,076	8,879,126	645,525	7,978,686
Redemptions	(5,856,533)	(63,022,255)	(4,974,992)	(57,684,997)

Net decrease	(2,299,014)	$(24,836,206)	(147,680)	$(1,893,961)

Class B
Sales	3,406,019	$34,713,506	5,576,816	$60,651,130
Reinvestments	962,219	10,064,808	622,889	7,580,564
Redemptions	(4,527,085)	(48,789,131)	(2,296,775)	(26,253,016)

Net increase (decrease)	(158,847)	$(4,010,817)	3,902,930	$41,978,678

Class E
Sales	171,387	$1,753,832	316,265	$3,547,730
Reinvestments	101,444	1,073,279	81,285	1,000,619
Redemptions	(584,439)	(6,362,036)	(938,395)	(11,101,549)

Net decrease	(311,608)	$(3,534,925)	(540,845)	$(6,553,200)

Class G
Sales	1,401,594	$14,496,697	2,623,160	$29,932,476
Reinvestments	174,997	1,823,471	101,563	1,230,947
Redemptions	(1,372,063)	(14,411,120)	(701,533)	(7,914,565)

Net increase	204,528	$1,909,048	2,023,190	$23,248,858

Increase (decrease) derived from capital share transactions		$(30,472,900)		$56,780,375

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.22	$11.95	$11.34	$9.36	$17.19

Income (Loss) From Investment Operations
Net investment income (a)	0.35	0.36	0.28	0.28	0.46
Net realized and unrealized gain (loss) on investments	1.49	(1.80)	0.63	2.20	(7.31)

Total from investment operations	1.84	(1.44)	0.91	2.48	(6.85)

Less Distributions
Distributions from net investment income	(0.34)	(0.29)	(0.30)	(0.43)	(0.41)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.07)	(0.57)

Total distributions	(0.34)	(0.29)	(0.30)	(0.50)	(0.98)

Net Asset Value, End of Period	$11.72	$10.22	$11.95	$11.34	$9.36

Total Return (%) (b)	18.33	(12.50)	8.19	28.67	(42.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.41	0.41	0.41	0.44	0.42
Net ratio of expenses to average net assets (%) (c)	0.40	0.41	0.40	0.43	0.41
Ratio of net investment income to average net assets (%)	3.25	3.09	2.59	2.87	3.44
Portfolio turnover rate (%)	8	11	11	13	15
Net assets, end of period (in millions)	$297.70	$283.19	$332.68	$334.62	$269.72

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.05	$11.75	$11.16	$9.21	$16.92

Income (Loss) From Investment Operations
Net investment income (a)	0.32	0.32	0.25	0.25	0.42
Net realized and unrealized gain (loss) on investments	1.46	(1.76)	0.62	2.16	(7.19)

Total from investment operations	1.78	(1.44)	0.87	2.41	(6.77)

Less Distributions
Distributions from net investment income	(0.31)	(0.26)	(0.28)	(0.39)	(0.37)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.07)	(0.57)

Total distributions	(0.31)	(0.26)	(0.28)	(0.46)	(0.94)

Net Asset Value, End of Period	$11.52	$10.05	$11.75	$11.16	$9.21

Total Return (%) (b)	18.02	(12.65)	7.91	28.29	(42.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.66	0.66	0.69	0.67
Net ratio of expenses to average net assets (%) (c)	0.65	0.66	0.65	0.68	0.66
Ratio of net investment income to average net assets (%)	2.99	2.83	2.32	2.60	3.21
Portfolio turnover rate (%)	8	11	11	13	15
Net assets, end of period (in millions)	$375.37	$329.17	$339.04	$280.23	$196.04

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.17	$11.89	$11.29	$9.31	$17.11

Income (Loss) From Investment Operations
Net investment income (a)	0.33	0.34	0.27	0.27	0.44
Net realized and unrealized gain (loss) on investments	1.48	(1.79)	0.62	2.19	(7.28)

Total from investment operations	1.81	(1.45)	0.89	2.46	(6.84)

Less Distributions
Distributions from net investment income	(0.32)	(0.27)	(0.29)	(0.41)	(0.39)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.07)	(0.57)

Total distributions	(0.32)	(0.27)	(0.29)	(0.48)	(0.96)

Net Asset Value, End of Period	$11.66	$10.17	$11.89	$11.29	$9.31

Total Return (%) (b)	18.13	(12.59)	8.00	28.51	(42.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.56	0.59	0.57
Net ratio of expenses to average net assets (%) (c)	0.55	0.56	0.55	0.58	0.56
Ratio of net investment income to average net assets (%)	3.11	2.94	2.45	2.77	3.31
Portfolio turnover rate (%)	8	11	11	13	15
Net assets, end of period (in millions)	$37.01	$35.45	$47.87	$50.77	$45.70

	Class G
	Year Ended December 31,
	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$10.01	$11.70	$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income (a)	0.31	0.31	0.23	0.10
Net realized and unrealized gain (loss) on investments	1.46	(1.75)	0.62	3.09

Total from investment operations	1.77	(1.44)	0.85	3.19

Less Distributions
Distributions from net investment income	(0.31)	(0.25)	(0.27)	0.00

Total distributions	(0.31)	(0.25)	(0.27)	0.00

Net Asset Value, End of Period	$11.47	$10.01	$11.70	$11.12

Total Return (%) (b)	17.94	(12.65)	7.76	40.23	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.71	0.74	(f)
Net ratio of expenses to average net assets (%) (c)	0.70	0.71	0.70	0.73	(f)
Ratio of net investment income to average net assets (%)	2.94	2.80	2.16	1.32	(f)
Portfolio turnover rate (%)	8	11	11	13
Net assets, end of period (in millions)	$69.84	$58.91	$45.22	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFIC). These adjustments have no impact on net assets or the results of operations.

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2012 were $2,222,320.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $500 million
0.040%	On the next $500 million
0.020%	On amounts over $1 billion

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2012 were $346,309.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$58,083,329	$0	$81,268,969

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2012, the unrealized appreciation on open equity index futures contracts was $24,719. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $483,238 which are shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $109,864 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$21,840,684	$17,790,816	$—	$—	$—	$—	$21,840,684	$17,790,816

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,811,746	$—	$24,757,730	$(26,531,041)	$(12,887,458)	$10,150,977

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated long-term capital losses were $12,887,458 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$3,109,329	$23,421,712	$26,531,041

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MSCI EAFE Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MSCI EAFE Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI EAFE Index Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-25

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-26

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-27

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MSCI EAFE Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-28

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-29

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MSCI EAFE Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2012, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MSCI EAFE Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-30

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MSCI EAFE Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-31

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-32

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-33

Metropolitan Series Fund
Neuberger Berman Genesis Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 10.03%, 9.75%, and 9.90%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 18.05% over the same period.

MARKET ENVIRONMENT/CONDITIONS

While the U.S. equity market was volatile at times, overall it posted strong results in 2012. A number of macro factors, including the ongoing European sovereign debt crisis, signs of decelerating global growth and concerns related to the U.S. fiscal cliff, triggered several flights to quality during the year. However, these were generally brief setbacks, followed by a return to solid investor risk appetite. Demand for equities was, in part, propelled by the Federal Reserve’s highly accommodative monetary policy. With interest rates at or near historically low levels, investors looked elsewhere in an attempt to boost their returns. The overall U.S. stock market (as measured by the S&P 500 Index) gained 16.00% in 2012. Over the same period, small-cap stocks (as measured by the Russell 2000 Index) rose 16.35% and small-cap value stocks (as measured by the Russell 2000 Value Index) returned 18.05%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Looking at the 12-month reporting period ended December 31, 2012, as a whole, the Portfolio posted a double-digit absolute return but underperformed its benchmark. During this period, the market shifted from “risk-on” to “risk-off” mode on several occasions. All told, the most highly levered companies outperformed those with less, or no leverage. We believe this is largely attributable to the Federal Reserve’s zero interest rate policy. In addition, companies with higher returns on invested capital (ROIC) underperformed those with lower ROICs. As is typically the case given our focus on higher quality, less cyclical companies, the Portfolio tended to outperform the benchmark when the market declined and lagged the market when it rallied. Looking more closely at the Portfolio’s performance, stock selection was the largest detractor from relative performance. Sector allocation also penalized results, albeit to a lesser extent.

In terms of stock selection, the Portfolio’s holdings in the Materials, Consumer Discretionary, and Energy sectors detracted the most from performance. In the Materials sector, our emphasis on more “steady-eddie” businesses with strong balance sheets and our lack of exposure to more cyclical chemical, containers & packaging and construction materials companies penalized results, as the latter outperformed the former during the reporting period. Company-specific issues, our quality bias and the avoidance of more cyclical industries were largely responsible for our relative underperformance in the Consumer Discretionary sector. Within the Energy sector, two individual holdings, CARBO Ceramics and SM Energy, were largely responsible for our underperformance.

On the upside, holdings in the Health Care, Information Technology, and Consumer Staples sectors were the most beneficial for results during the 12-month period ended December 31, 2012. In the Health Care sector, we benefited from one of our holdings being acquired at a substantial premium. In addition, a number of our companies generated strong results and were rewarded by investors. Company-specific factors drove the Portfolio’s solid results in the Information Technology sector. Within Consumer Staples, we owned a number of defensive, well run companies with strong franchises that performed well.

Looking at individual stocks, CARBO Ceramics and SM Energy were the largest detractors from the Portfolio’s absolute performance during the reporting period. CARBO Ceramics provides ceramic proppant used to facilitate the flow of hydrocarbons in oil and gas wells. The proppant market was flooded with low quality imports from China, creating a temporary inventory glut. The weakness was exacerbated by the low price of natural gas, which reduced the demand for proppant. CARBO Ceramics has been regaining market share as the glut has been worked off and we remain positive on the stock. SM Energy is a diversified exploration and production company with operations in several major U.S. shale plays. The company’s margins deteriorated during the reporting period due to the massive growth of natural gas liquids production in the Eagle Ford Shale and elsewhere. We have since exited the position.

Polaris Industries and Church & Dwight were the largest contributors to the Portfolio’s absolute performance during the 12-month period ended December 31, 2012. Church & Dwight is a diversified consumer products company that develops, manufactures and markets household and personal care products in the U.S. and around the world. Its shares moved higher as the company’s value brands (e.g. lower priced detergents) performed well in the macro-challenged environment. Polaris Industries designs, engineers and manufactures off-road vehicles, including all-terrain vehicles and side-by-side vehicles for recreational and utility uses. The company has delivered strong results in recent years, significantly outpacing industry growth in large part due to the successful introduction of popular new products.

From a sector allocation perspective, the Portfolio’s significant underweight to Financials was the largest detractor from performance. In particular, our lack of exposure to real estate investment trusts (REITs), a large weight in the benchmark, was detrimental, as it was the top performing industry in the benchmark. Our avoidance of REITs is due their high leverage, lack of free cash flow and low barriers to entry. Our preference for high quality commercial banks (a meaningful portion of the Financial sector in the benchmark) and insurance companies with minimal leverage were not rewarded as they lagged their higher leveraged counterparts. Overweights to the Energy and Consumer Staples sectors were also detrimental to relative results, as they lagged the benchmark. On the upside, an underweight to the weak performing Utilities sector added the most value. Overweights to Materials and Industrials were also rewarded, as they were among the top performing sectors during the reporting period.

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*

Several adjustments were made to the Portfolio during the reporting period. For example, our sector overweights and underweights became less pronounced. We felt this was appropriate given the number of potential outcomes regarding the global economy, the situation in the eurozone, and other macro factors. We reduced the Portfolio’s overweight to the Energy sector in response to expected lower demand from China as it shifts from a fixed investment export model to more of a internal consumption driven model, the net result of which should be a moderation in the overall demand from this important part of the world. Meanwhile, prolific and growing U.S. oil and gas production is augmenting the supply side of the equation. We increased our exposure to Financials as we identified several opportunities in specialized mortgage servicer companies that should benefit from a stricter regulatory environment. At year end, the Portfolio’s largest overweight were in the Healthcare and Industrials sectors. Despite the increase in Financials exposure, that sector remains the largest underweight in the Portfolio.

While there is no shortage of things to worry investors, we believe these concerns have been well-documented by ourselves and others and, at least to some degree, are probably priced into markets. We believe there is a positive case to be made for U.S. equities – both relative to bonds and absolutely. For example, stocks appear relatively cheap when stock earnings yields are compared to bond yields. We believe a strong relative and absolute case can be made for the U.S. economy as well. The bottoming and early signs of a turn in the housing market eliminate a substantial headwind and appear to be turning into a tailwind for the domestic economy. Moreover, a significant change in the dynamics of energy supply and demand represents a previous headwind either turning neutral or into a tailwind. Decelerating growth in energy consumption from China, as the country attempts to reconfigure its economic model from a focus on infrastructure building and exports to consumption, alleviates some pressure on the demand equation. At the same time, prolific and growing U.S. oil and gas production is augmenting the supply side of energy. The positive knock-on effects of the U.S. energy renaissance are numerous and include the equivalence of a tax cut for U.S. consumers due to lower priced energy, as well as a boost to U.S. business competitiveness in the global arena. Furthermore, it could potentially result in a big positive swing factor in the U.S. balance of payments. Overall U.S. competitiveness versus China has improved dramatically due to rapidly rising unit labor costs in China, rising productivity in the U.S., domestic logistical advantages and the aforementioned energy cost savings. Finally, the recapitalization of the U.S. financial sector has left U.S. banks in relatively good shape versus global peers.

Our enthusiasm for the secular positive investment case for the U.S. equity market is somewhat tempered by excessive government debt levels and the means by which they will be unwound. However, we are confident that the high quality businesses in our Portfolio should withstand whatever headwinds the resolution of the debt super-cycle has in store for us.

Historically, our approach has tended to lag in strong market rallies that are typically associated with economic recoveries. Companies with strong balance sheets were clearly not rewarded in the ultra stimulative, zero interest rate environment that characterized 2012.

Current Federal Reserve policy would seem to have substantially muted the Darwinian process that has been characteristic of capitalist economies. How long the Fed continues to pursue this strategy, and how effective it will be, remains to be seen. It is possible that investors could favor corporate borrowers over savers for some time. It’s also possible that managements will adjust cash-laden balance sheets to reflect Fed policy, or perhaps get acquired by others that do it for them. Of course, the environment could also change quickly, as we have seen happen over the last several years.

Regardless of the market’s view toward balance sheet strength, we feel our quality metrics will be rewarded by investors in time, even in a world where Fed policy has temporarily leveled the competitive playing field.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	10.03	-0.27	7.20
Class B	9.75	-0.52	6.94
Class E	9.90	-0.43	7.04
Russell 2000 Value Index	18.05	3.55	9.50

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Church & Dwight Co., Inc.	2.7
Aptargroup, Inc.	2.0
Wabtec Corp.	2.0
Solera Holdings, Inc.	1.9
Oceaneering International, Inc.	1.9
CLARCOR, Inc.	1.8
Haemonetics Corp.	1.8
IDEXX Laboratories, Inc.	1.6
Henry Schein, Inc.	1.6
Harris Teeter Supermarkets, Inc.	1.6

Top Sectors

% of Net Assets
Industrials	22.3
Health Care	13.3
Information Technology	12.3
Materials	11.3
Financials	9.5
Consumer Discretionary	8.9
Energy	8.0
Consumer Staples	7.7
Cash & Cash Equivalents	3.7
Utilities	3.0

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.85%	$1,000.00	$1,062.80	$4.41
	Hypothetical*	0.85%	$1,000.00	$1,020.81	$4.32

Class B(a)	Actual	1.10%	$1,000.00	$1,061.20	$5.70
	Hypothetical*	1.10%	$1,000.00	$1,019.54	$5.58

Class E(a)	Actual	1.00%	$1,000.00	$1,061.80	$5.18
	Hypothetical*	1.00%	$1,000.00	$1,020.05	$5.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—96.3% of Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
Forward Air Corp.	177,253	$6,205,627

Auto Components—0.4%
Gentex Corp.	240,200	4,520,564

Beverages—1.0%
Boston Beer Co., Inc. (a)	86,872	11,679,940

Building Products—0.5%
A.O. Smith Corp.	53,400	3,367,938
AAON, Inc.	110,500	2,306,135

		5,674,073

Capital Markets—0.2%
Eaton Vance Corp.	59,400	1,891,890

Chemicals—5.8%
Balchem Corp.	213,250	7,762,300
Hawkins, Inc.	86,200	3,330,768
Innophos Holdings, Inc.	179,513	8,347,354
Intrepid Potash, Inc. (a)	425,500	9,058,895
LSB Industries, Inc. (a)	215,952	7,649,020
NewMarket Corp.	30,117	7,896,677
RPM International, Inc.	143,700	4,219,032
Sensient Technologies Corp.	371,435	13,208,229
Stepan Co.	70,118	3,894,354

		65,366,629

Commercial Banks—3.3%
Bank of Hawaii Corp.	190,900	8,409,145
BOK Financial Corp.	102,600	5,587,596
Cullen/Frost Bankers, Inc.	175,600	9,529,812
First Financial Bankshares, Inc.	150,541	5,872,604
Westamerica Bancorp	190,700	8,121,913

		37,521,070

Commercial Services & Supplies—4.9%
Copart, Inc. (a)	323,600	9,546,200
Healthcare Services Group, Inc.	520,534	12,092,005
Ritchie Bros. Auctioneers, Inc.	313,513	6,549,287
Rollins, Inc.	675,813	14,894,918
Team, Inc. (a)	13,400	509,736
United Stationers, Inc.	390,508	12,101,843

		55,693,989

Communications Equipment—0.7%
NETGEAR, Inc. (a)	216,000	8,514,720

Construction Materials—0.3%
Eagle Materials, Inc.	50,600	2,960,100

Containers & Packaging—2.7%
Aptargroup, Inc.	487,854	23,280,393
Silgan Holdings, Inc.	183,900	7,648,401

		30,928,794

Distributors—1.0%
Pool Corp.	271,460	$11,488,187

Electrical Equipment—0.3%
Thermon Group Holdings, Inc. (a)	159,600	3,595,788

Electronic Equipment, Instruments & Components—1.8%
FEI Co.	163,454	9,065,159
Littelfuse, Inc.	17,200	1,061,412
Trimble Navigation, Ltd. (a)	174,630	10,439,381

		20,565,952

Energy Equipment & Services—4.5%
CARBO Ceramics, Inc.	155,300	12,166,202
Lufkin Industries, Inc.	121,600	7,068,608
Natural Gas Services Group, Inc. (a)	216,688	3,558,017
Oceaneering International, Inc.	388,100	20,875,899
Pason Systems, Inc.	396,600	6,837,931

		50,506,657

Food & Staples Retailing—1.7%
Harris Teeter Supermarkets, Inc.	456,600	17,606,496
The North West Co., Inc.	66,500	1,496,868

		19,103,364

Food Products—2.3%
Darling International, Inc. (a)	387,500	6,215,500
Flowers Foods, Inc.	289,600	6,738,992
J&J Snack Foods Corp.	85,253	5,451,077
Lancaster Colony Corp.	114,900	7,949,931

		26,355,500

Gas Utilities—2.3%
New Jersey Resources Corp.	172,700	6,842,374
Northwest Natural Gas Co.	74,700	3,301,740
Piedmont Natural Gas Co., Inc.	73,100	2,288,761
South Jersey Industries, Inc.	159,000	8,002,470
WGL Holdings, Inc.	136,000	5,329,840

		25,765,185

Health Care Equipment & Supplies—7.2%
Abaxis, Inc. (a)	171,400	6,358,940
DENTSPLY International, Inc.	178,900	7,086,229
Haemonetics Corp. (a)	486,708	19,877,155
IDEXX Laboratories, Inc. (a)	199,800	18,541,440
Meridian Bioscience, Inc.	319,300	6,465,825
Sirona Dental Systems, Inc. (a)	201,600	12,995,136
West Pharmaceutical Services, Inc.	188,900	10,342,275

		81,667,000

Health Care Providers & Services—4.5%
AmSurg Corp. (a)	183,742	5,514,097
Henry Schein, Inc. (a)	219,900	17,693,154
Landauer, Inc.	67,972	4,160,566
MWI Veterinary Supply, Inc. (a)	107,269	11,799,590

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Owens & Minor, Inc.	139,800	$3,985,698
Patterson Cos., Inc.	215,800	7,386,834

		50,539,939

Hotels, Restaurants & Leisure—2.0%
Bally Technologies, Inc. (a)	240,130	10,736,212
Brinker International, Inc.	255,300	7,911,747
The Cheesecake Factory, Inc.	122,200	3,998,384

		22,646,343

Household Durables—0.3%
Leggett & Platt, Inc.	106,800	2,907,096

Household Products—2.7%
Church & Dwight Co., Inc.	560,100	30,004,557

Industrial Conglomerates—0.7%
Raven Industries, Inc.	284,374	7,496,099

Insurance—2.7%
HCC Insurance Holdings, Inc.	140,600	5,231,726
Mercury General Corp.	28,700	1,139,103
RenaissanceRe Holdings, Ltd.	56,300	4,574,938
RLI Corp.	148,070	9,574,206
Safety Insurance Group, Inc.	112,700	5,203,359
Validus Holdings, Ltd.	130,500	4,512,690

		30,236,022

IT Services—0.8%
Forrester Research, Inc. (a)	5,140	137,752
Lender Processing Services, Inc.	43,900	1,080,818
Sapient Corp. (a)	294,673	3,111,747
Syntel, Inc.	87,300	4,678,407

		9,008,724

Leisure Equipment & Products—1.5%
Polaris Industries, Inc.	203,998	17,166,432

Life Sciences Tools & Services—1.7%
ICON plc (ADR) (a)	402,100	11,162,296
PAREXEL International Corp. (a)	106,200	3,142,458
Techne Corp.	65,400	4,469,436

		18,774,190

Machinery—12.2%
AG Growth International, Inc.	45,900	1,447,094
Badger Meter, Inc.	159,268	7,550,896
Chart Industries, Inc. (a)	77,300	5,153,591
CLARCOR, Inc.	419,170	20,027,943
Donaldson Co., Inc.	484,100	15,897,844
Douglas Dynamics, Inc.	191,800	2,760,002
Graco, Inc.	125,600	6,467,144
Lincoln Electric Holdings, Inc.	128,178	6,239,705
Middleby Corp. (a)	28,700	3,679,627
Nordson Corp.	262,362	16,560,289

Machinery—(Continued)
Tennant Co.	70,078	$3,079,928
Toro Co.	217,000	9,326,660
Valmont Industries, Inc.	122,800	16,768,340
Wabtec Corp.	257,500	22,541,550

		137,500,613

Metals & Mining—2.0%
Alamos Gold, Inc.	550,300	9,679,777
Compass Minerals International, Inc.	154,100	11,512,811
Endeavour Silver Corp. (a)	220,900	1,742,901
Major Drilling Group International, Inc.	13,600	133,824

		23,069,313

Multi-Utilities—0.0%
NorthWestern Corp.	12,800	444,544

Office Electronics—0.9%
Zebra Technologies Corp. (Class A) (a)	248,042	9,743,090

Oil, Gas & Consumable Fuels—3.5%
Cabot Oil & Gas Corp.	216,700	10,778,658
Concho Resources, Inc. (a)	103,600	8,346,016
Gulfport Energy Corp. (a)	254,300	9,719,346
Kodiak Oil & Gas Corp. (a)	454,800	4,024,980
Oasis Petroleum, Inc. (a)	209,300	6,655,740

		39,524,740

Paper & Forest Products—0.4%
Stella-Jones, Inc. (CAD)	37,800	2,912,048
Stella-Jones, Inc. (CAD) (144A)	25,800	1,888,209

		4,800,257

Professional Services—0.7%
Exponent, Inc. (a)	142,507	7,956,166

Real Estate Management & Development—1.3%
Altisource Asset Management Corp. (a)	14,035	1,150,870
Altisource Portfolio Solutions S.A. (a)	143,851	12,465,408
Altisource Residential Corp. (Class B) (a)	46,783	741,043

		14,357,321

Road & Rail—0.4%
Genesee & Wyoming, Inc. (a)	53,000	4,032,240

Semiconductors & Semiconductor Equipment—1.6%
Hittite Microwave Corp. (a)	195,024	12,110,991
Power Integrations, Inc.	157,030	5,277,778
Volterra Semiconductor Corp. (a)	58,400	1,002,728

		18,391,497

Software—6.4%
Blackbaud, Inc.	138,794	3,168,667
Constellation Software, Inc.	76,250	9,146,188
FactSet Research Systems, Inc.	109,300	9,624,958

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Jack Henry & Associates, Inc.	155,500	$6,104,930
Manhattan Associates, Inc. (a)	67,100	4,048,814
MICROS Systems, Inc. (a)	378,532	16,064,898
Solera Holdings, Inc.	406,900	21,756,943
Tyler Technologies, Inc. (a)	47,500	2,300,900

		72,216,298

Specialty Retail—3.2%
Hibbett Sports, Inc. (a)	210,400	11,088,080
Sally Beauty Holdings, Inc. (a)	420,900	9,920,613
Tractor Supply Co.	176,400	15,586,704

		36,595,397

Textiles, Apparel & Luxury Goods—0.5%
Wolverine World Wide, Inc.	140,600	5,761,788

Thrifts & Mortgage Finance—2.0%
BankUnited, Inc.	70,400	1,720,576
Brookline Bancorp, Inc.	369,300	3,139,050
Home Loan Servicing Solutions, Ltd.	164,900	3,116,610
Ocwen Financial Corp. (a)	430,300	14,884,077

		22,860,313

Trading Companies & Distributors—2.2%
Applied Industrial Technologies, Inc.	255,010	10,712,970
Beacon Roofing Supply, Inc. (a)	91,800	3,055,104
MSC Industrial Direct Co.	97,200	7,326,936
Watsco, Inc.	46,500	3,482,850

		24,577,860

Water Utilities—0.7%
American States Water Co.	62,400	2,993,952
Aqua America, Inc.	180,500	4,588,310

		7,582,262

Total Common Stock (Identified Cost $845,544,225)		1,088,198,130

Short Term Investments—3.4%
Security Description	Principal Amount	Value*

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $38,038,021 on 01/02/13, collateralized by $38,850,000 U.S. Treasury Note at 0.250% with a value of $38,801,438	$38,038,000	$38,038,000

Total Short Term Investments (Identified Cost $38,038,000)		38,038,000

Total Investments—99.7% (Identified Cost $883,582,225) (b)		1,126,236,130
Other assets less liabilities		3,512,415

Net Assets—100.0%		$1,129,748,545

(a)	Non-Income Producing.
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $883,572,608. The aggregate unrealized appreciation and depreciation of investments was $255,892,224 and $(13,228,702), respectively, resulting in net unrealized appreciation of $242,663,522 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $1,888,209 which is 0.2% of net . assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$6,205,627	$—	$—	$6,205,627
Auto Components	4,520,564	—	—	4,520,564
Beverages	11,679,940	—	—	11,679,940
Building Products	5,674,073	—	—	5,674,073
Capital Markets	1,891,890	—	—	1,891,890
Chemicals	65,366,629	—	—	65,366,629
Commercial Banks	37,521,070	—	—	37,521,070
Commercial Services & Supplies	55,693,989	—	—	55,693,989
Communications Equipment	8,514,720	—	—	8,514,720
Construction Materials	2,960,100	—	—	2,960,100
Containers & Packaging	30,928,794	—	—	30,928,794
Distributors	11,488,187	—	—	11,488,187
Electrical Equipment	3,595,788	—	—	3,595,788
Electronic Equipment, Instruments & Components	20,565,952	—	—	20,565,952
Energy Equipment & Services	50,506,657	—	—	50,506,657
Food & Staples Retailing	19,103,364	—	—	19,103,364
Food Products	26,355,500	—	—	26,355,500
Gas Utilities	25,765,185	—	—	25,765,185
Health Care Equipment & Supplies	81,667,000	—	—	81,667,000
Health Care Providers & Services	50,539,939	—	—	50,539,939
Hotels, Restaurants & Leisure	22,646,343	—	—	22,646,343
Household Durables	2,907,096	—	—	2,907,096
Household Products	30,004,557	—	—	30,004,557
Industrial Conglomerates	7,496,099	—	—	7,496,099
Insurance	30,236,022	—	—	30,236,022
IT Services	9,008,724	—	—	9,008,724
Leisure Equipment & Products	17,166,432	—	—	17,166,432
Life Sciences Tools & Services	18,774,190	—	—	18,774,190
Machinery	137,500,613	—	—	137,500,613
Metals & Mining	23,069,313	—	—	23,069,313
Multi-Utilities	444,544	—	—	444,544
Office Electronics	9,743,090	—	—	9,743,090
Oil, Gas & Consumable Fuels	39,524,740	—	—	39,524,740
Paper & Forest Products	2,912,048	1,888,209	—	4,800,257
Professional Services	7,956,166	—	—	7,956,166
Real Estate Management & Development	14,357,321	—	—	14,357,321
Road & Rail	4,032,240	—	—	4,032,240
Semiconductors & Semiconductor Equipment	18,391,497	—	—	18,391,497

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$72,216,298	$—	$—	$72,216,298
Specialty Retail	36,595,397	—	—	36,595,397
Textiles, Apparel & Luxury Goods	5,761,788	—	—	5,761,788
Thrifts & Mortgage Finance	22,860,313	—	—	22,860,313
Trading Companies & Distributors	24,577,860	—	—	24,577,860
Water Utilities	7,582,262	—	—	7,582,262
Total Common Stock	1,086,309,921	1,888,209	—	1,088,198,130
Total Short Term Investments	—	38,038,000	—	38,038,000
Total Investments	$1,086,309,921	$39,926,209	$—	$1,126,236,130

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$1,126,236,130
Cash denominated in foreign currencies (b)		7,295
Receivable for:
Securities sold		4,042,686
Fund shares sold		431,788
Interest and dividends		729,152

Total Assets		1,131,447,051
Liabilities
Payable for:
Securities purchased	$155,387
Fund shares redeemed	303,516
Foreign taxes	29,783
Due to custodian bank	227,476
Accrued expenses:
Management fees	754,866
Distribution and service fees	36,251
Deferred trustees’ fees	39,418
Other expenses	151,809

Total Liabilities		1,698,506

Net Assets		$1,129,748,545

Net assets consists of:
Paid in surplus		$1,128,906,057
Undistributed net investment income		9,325,531
Accumulated net realized losses		(251,136,202)
Unrealized appreciation on investments and foreign currency transactions		242,653,159

Net Assets		$1,129,748,545

Net Assets
Class A		$922,100,265
Class B		117,043,367
Class E		90,604,913
Capital Shares Outstanding (c)
Class A		69,814,000
Class B		9,003,423
Class E		6,937,113
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.21
Class B		13.00
Class E		13.06

(a)	Identified cost of investments was $883,582,225.
(b)	Identified cost of cash denominated in foreign currencies was $7,282.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$19,395,040
Interest		4,501

		19,399,541
Expenses
Management fees	$9,140,516
Distribution and service fees—Class B	297,962
Distribution and service fees—Class E	141,148
Administration fees	4,076
Trustees’ fees and expenses	43,725
Custodian and accounting	98,520
Audit and tax services	36,127
Legal	36,113
Shareholder reporting	219,883
Insurance	9,667
Miscellaneous	20,201

Total expenses	10,047,938
Less broker commission recapture	(56,395)
Less management fee waivers	(125,000)	9,866,543

Net Investment Income		9,532,998

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	26,505,021
Foreign currency transactions	(5,354)	26,499,667

Net change in unrealized appreciation (depreciation) on:
Investments	70,279,262
Foreign currency transactions	(1,581)	70,277,681

Net realized and unrealized gain		96,777,348

Net Increase in Net Assets From Operations		$106,310,346

(a)	Net of foreign taxes of $154,101.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,532,998	$3,748,358
Net realized gain (loss)	26,499,667	(858,756)
Net change in unrealized appreciation	70,277,681	45,532,677

Increase in net assets from operations	106,310,346	48,422,279

From Distributions to Shareholders
Net investment income
Class A	(3,314,847)	(5,675,344)
Class B	(156,523)	(682,898)
Class E	(216,498)	(687,940)

Total distributions	(3,687,868)	(7,046,182)

Increase (decrease) in net assets from capital share transactions	(56,260,150)	77,873,517

Total increase in net assets	46,362,328	119,249,614

Net Assets
Beginning of the period	1,083,386,217	964,136,603

End of the period	$1,129,748,545	$1,083,386,217

Undistributed Net Investment Income
End of the period	$9,325,531	$3,551,817

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,260,302	$41,074,736	22,539,642	$284,434,841
Reinvestments	262,874	3,314,847	451,858	5,675,344
Redemptions	(5,773,961)	(73,418,076)	(14,525,750)	(181,394,135)

Net increase (decrease)	(2,250,785)	$(29,028,493)	8,465,750	$108,716,050

Class B
Sales	650,314	$8,094,876	940,336	$11,036,076
Reinvestments	12,582	156,523	55,117	682,898
Redemptions	(1,627,473)	(20,313,351)	(1,850,880)	(21,806,738)

Net decrease	(964,577)	$(12,061,952)	(855,427)	$(10,087,764)

Class E
Sales	283,414	$3,554,756	479,176	$5,704,634
Reinvestments	17,334	216,498	55,301	687,940
Redemptions	(1,514,198)	(18,940,959)	(2,272,449)	(27,147,343)

Net decrease	(1,213,450)	$(15,169,705)	(1,737,972)	$(20,754,769)

Increase (decrease) derived from capital share transactions		$(56,260,150)		$77,873,517

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.05	$11.47	$9.48	$8.48	$15.17

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.05	0.11	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.10	0.62	1.93	1.03	(5.46)

Total from investment operations	1.21	0.67	2.04	1.09	(5.37)

Less Distributions
Distributions from net investment income	(0.05)	(0.09)	(0.05)	(0.09)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.05)	(0.09)	(0.05)	(0.09)	(1.32)

Net Asset Value, End of Period	$13.21	$12.05	$11.47	$9.48	$8.48

Total Return (%) (b)	10.03	5.80	21.58	13.15	(38.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.89	0.94	0.89
Net ratio of expenses to average net assets (%) (c)	0.85	0.85	0.88	N/A	N/A
Ratio of net investment income to average net assets (%)	0.89	0.40	1.09	0.67	0.79
Portfolio turnover rate (%)	15	12	84	219	184
Net assets, end of period (in millions)	$922.10	$868.09	$729.61	$264.01	$260.77

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.86	$11.30	$9.34	$8.35	$14.95

Income (Loss) From Investment Operations
Net investment income (a)	0.08	0.02	0.06	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.08	0.61	1.93	1.03	(5.38)

Total from investment operations	1.16	0.63	1.99	1.06	(5.32)

Less Distributions
Distributions from net investment income	(0.02)	(0.07)	(0.03)	(0.07)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.02)	(0.07)	(0.03)	(0.07)	(1.28)

Net Asset Value, End of Period	$13.00	$11.86	$11.30	$9.34	$8.35

Total Return (%) (b)	9.75	5.51	21.34	12.84	(38.55)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.14	1.19	1.14
Net ratio of expenses to average net assets (%) (c)	1.10	1.10	1.13	N/A	N/A
Ratio of net investment income to average net assets (%)	0.63	0.14	0.64	0.42	0.55
Portfolio turnover rate (%)	15	12	84	219	184
Net assets, end of period (in millions)	$117.04	$118.20	$122.31	$108.81	$96.61

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.91	$11.35	$9.38	$8.39	$15.01

Income (Loss) From Investment Operations
Net investment income (a)	0.09	0.03	0.07	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.09	0.60	1.94	1.03	(5.41)

Total from investment operations	1.18	0.63	2.01	1.07	(5.33)

Less Distributions
Distributions from net investment income	(0.03)	(0.07)	(0.04)	(0.08)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.03)	(0.07)	(0.04)	(0.08)	(1.29)

Net Asset Value, End of Period	$13.06	$11.91	$11.35	$9.38	$8.39

Total Return (%) (b)	9.90	5.56	21.45	12.92	(38.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.01	1.04	1.09	1.04
Net ratio of expenses to average net assets (%) (c)	1.00	1.00	1.03	N/A	N/A
Ratio of net investment income to average net assets (%)	0.72	0.24	0.71	0.52	0.64
Portfolio turnover rate (%)	15	12	84	219	184
Net assets, end of period (in millions)	$90.60	$97.10	$112.23	$108.61	$104.69

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$9,140,516	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	First $	500 million

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$164,772,554	$0	$214,357,151

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$3,687,868	$7,046,182	$—	$—	$—	$—	$3,687,868	$7,046,182

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,364,998	$—	$242,662,776	$(251,145,868)	$—	$881,906

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, there were no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$121,521,199	$129,624,669	$251,145,868

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of MLA Mid Cap Portfolio (“MLA Mid Cap”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On or about February 22, 2013, the shareholders of MLA Mid Cap will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of MLA Mid Cap, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-18

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-21

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Neuberger Berman Genesis Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-22

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MSF-23

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Neuberger Berman Genesis Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2012, and underperformed its Lipper Index for the five-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods ended October 31, 2012, and outperformed its benchmark for the three-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board took into account the fact that the Portfolio’s previous sub-adviser was replaced in January 2010, and noted that performance prior to that date reflects the performance of the previous sub-adviser. The Board noted the Portfolio’s improved performance following the sub-adviser change. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Neuberger Berman Genesis Portfolio, the Board considered that the Portfolio’s actual management fees were above the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy

MSF-24

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Neuberger Berman Genesis Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-25

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-26

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Metropolitan Series Fund
Oppenheimer Global Equity Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Managed By OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 21.52%, 21.17%, and 21.35%, respectively. The Portfolio’s benchmark, the MSCI World Index1, returned 15.83% over the same period.

MARKET ENVIRONMENT/CONDITIONS

2012 was defined by bouts of strength and weakness in the markets, with global equity markets experiencing gains despite sustained macroeconomic concerns. Concerns included ongoing European sovereign debt fears, along with slow growth and high unemployment in the U.S. While these concerns resulted in market declines in the second quarter of 2012, increased stimulus measures taken by central banks resulted in positive performance for most markets this period. Early in the year, to prevent a more severe crisis in the region’s banking system, the European Central Bank (“ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities. Later in the year, further action was taken, as the ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

In the U.S., the Federal Reserve (“Fed”) introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions and a last minute temporary resolution of the so-called fiscal cliff enacted by the U.S. Congress largely prevented the markets from trading in negative territory in the final quarter, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The top contributors to performance in 2012 included eBay, Inc. (Information Technology), Industria de Diseno Textil S.A. (“Inditex”) (Consumer Discretionary) (Spain), SAP AG (Information Technology) (Germany), Amylin Pharmaceuticals, Inc. (Health Care), and Assa Abloy AB (Industrials) (Sweden).

eBay is a leading global e-commerce company, with a significant payments business in PayPal. Improvements in the navigability and functionality of the company’s site led to better completion rates on transactions and hence higher sales. This helped to drive both revenues and profits that exceeded expectations. Inditex is a global fast fashion designer, manufacturer, and retailer of clothing headquartered in Spain, whose best known brand is Zara. Despite the gloomy economic environment plaguing Spain and Europe generally, Inditex continued to grow profitably worldwide, becoming a reference for consumers everywhere. SAP is the business software that many significant businesses in the world use to run their enterprises. Whether it is Enterprise Resource Planning or Business Intelligence or Analytics or Governance, SAP is ubiquitous. Our position in Amylin Pharmaceuticals, Inc. was acquired by Bristol Myers Squibb and AstraZeneca at a substantial premium, also contributing nicely to performance. Assa Abloy, a Swedish lock manufacturer, continued to consolidate local lock manufacturing throughout the world and grow earnings in a low growth environment.

The most significant detractors from performance this year were Iluka Resources, Ltd. (Materials) (Australia), Credit Suisse Group AG (Financials) (Switzerland), Facebook, Inc. (Information Technology), Nidec Corp. (Industrials) (Japan), and Tiffany & Co. (Consumer Discretionary).

Iluka Resources is an Australian low-cost producer of zircon and titanium dioxide (TiO2). The roiling of the commodities markets on the back of China’s slowdown in growth hit Iluka doubly hard as China is its most significant market. Iluka’s products are used primarily in paint and glazed tiles. Improving home quality demands, particularly in emerging markets, is the driver of our investment thesis for Iluka. Difficult financial market circumstances with low risk taking and low volumes hurt revenues at both the investment bank and the private bank of Credit Suisse Group. More stringent capital demands from the Swiss regulator added to its woes. Facebook is the world’s largest social networking site, with one billion users. Its stock was negatively impacted by concerns that the company’s revenues will be hurt by a shift to mobile, where the assumption is that ad revenue per user will be lower than it is on desktop. Nidec is a global manufacturer of electric motors, and related components and equipment. The company lowered its full year guidance, citing Europe’s effect on emerging markets. Luxury goods company Tiffany in the second quarter of 2012 produced lower than expected earnings due to disappointing sales in the U.S. and higher selling, general and administrative expenses. Tiffany also downwardly revised its full-year 2012 guidance. We retain our conviction and believe Tiffany is a high quality company.

At year end, the Portfolio had its largest overweight positions in Information Technology and Consumer Discretionary, and its most significant underweight positions in Energy, Financials, and Materials. The Portfolio had its largest relative overweight positions in Germany, Brazil, India, France, Sweden, Spain, and Mexico, and its most significant underweights in the U.S., United Kingdom, and Canada.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	21.52	1.64	9.04	—
Class B	21.17	1.35	—	6.48
Class E	21.35	1.47	8.88	—
MSCI World Index	15.83	-1.18	7.51	—

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The Index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 4/26/04, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
LM Ericsson Telephone Co. (Class B)	3.2
eBay, Inc.	2.9
SAP AG	2.5
Siemens AG	2.2
UBS AG	2.2
LVMH Moet Hennessy Louis Vuitton S.A.	2.0
Google, Inc. (Class A)	2.0
EADS NV	2.0
Bayerische Motoren Werke AG	2.0
Inditex S.A.	1.9

Top Countries

% of Net Assets
United States	37.6
Germany	11.0
Japan	8.2
France	6.5
Sweden	5.1
Switzerland	4.6
Brazil	4.2
Spain	4.0
United Kingdom	3.7
India	3.6

MSF-2

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.63%	$1,000.00	$1,157.30	$3.42
	Hypothetical*	0.63%	$1,000.00	$1,021.93	$3.20

Class B	Actual	0.88%	$1,000.00	$1,155.80	$4.77
	Hypothetical*	0.88%	$1,000.00	$1,020.66	$4.47

Class E	Actual	0.78%	$1,000.00	$1,156.40	$4.23
	Hypothetical*	0.78%	$1,000.00	$1,021.17	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—97.3% of Net Assets

Security Description	Shares	Value*

Australia—0.3%
Iluka Resources, Ltd. (a)	221,500	$2,146,501

Belgium—0.4%
ThromboGenics NV (b)	44,979	2,485,462

Brazil—4.2%
All America Latina Logistica S.A.	196,000	803,225
BM&FBovespa S.A.	1,080,600	7,542,950
Companhia de Bebidas das Americas (ADR)	152,850	6,418,171
Embraer S.A. (ADR)	223,810	6,380,823
Itau Unibanco Holding S.A. (ADR)	426,130	7,014,100

		28,159,269

Denmark—1.5%
Carlsberg A/S (Class B)	52,602	5,171,544
FLSmidth & Co. A/S (a)	85,520	4,995,929

		10,167,473

Finland—0.5%
Fortum Oyj	190,408	3,580,722

France—6.5%
LVMH Moet Hennessy Louis Vuitton S.A.	73,671	13,728,383
PPR S.A.	63,680	11,868,859
Société Générale S.A.	68,154	2,563,560
Technip S.A.	109,210	12,573,262
Total S.A.	63,528	3,288,053

		44,022,117

Germany—9.0%
Allianz SE	83,694	11,594,689
Bayer AG	117,236	11,133,027
Linde AG	37,241	6,494,437
SAP AG	208,180	16,676,577
Siemens AG	135,076	14,681,358

		60,580,088

India—3.6%
DLF, Ltd.	810,461	3,447,502
ICICI Bank, Ltd. (ADR)	249,730	10,890,725
Infosys Technologies, Ltd.	140,787	5,999,845
Zee Entertainment Enterprises, Ltd.	1,037,836	4,191,244

		24,529,316

Italy—2.0%
Brunello Cucinelli S.p.A.	37,450	663,030
Lottomatica S.p.A.	116,719	2,656,143
Prysmian S.p.A.	179,870	3,639,149
Tod’s S.p.A. (a)	53,808	6,860,468

		13,818,790

Japan—8.2%
Fanuc, Ltd.	30,500	5,671,897
Hoya Corp.	166,200	3,272,304

Japan—(Continued)
KDDI Corp.	122,800	$8,673,978
Keyence Corp.	27,900	7,700,150
Kyocera Corp.	43,900	3,980,902
Murata Manufacturing Co., Ltd.	140,700	8,298,312
Nidec Corp. (a)	65,000	3,800,865
Sumitomo Mitsui Financial Group, Inc.	163,300	5,932,529
The Dai-ichi Life Insurance Co., Ltd.	5,630	7,921,663

		55,252,600

Mexico—2.7%
Fomento Economico Mexicano S.A.B. de C.V.	1,130,984	11,325,327
Grupo Televisa S.A.B. (ADR)	248,800	6,613,104

		17,938,431

Netherlands—2.0%
EADS NV	337,427	13,224,885

South Korea—0.4%
E-Mart Co., Ltd. (b)	10,686	2,377,778

Spain—4.0%
BBVA S.A.	966,125	8,869,359
Inditex S.A.	93,408	13,086,261
Repsol S.A.	244,601	5,023,289

		26,978,909

Sweden—5.1%
Assa Abloy AB (Series B)	340,909	12,837,087
LM Ericsson Telephone Co. (Class B)	2,131,451	21,438,696

		34,275,783

Switzerland—4.6%
Credit Suisse Group AG (a)	106,298	2,667,159
Nestle S.A.	116,859	7,616,182
Roche Holding AG	29,718	6,054,297
UBS AG	921,558	14,492,581

		30,830,219

Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,024,498	6,775,818

United Kingdom—3.7%
Kingfisher plc	510,667	2,358,713
Prudential plc	690,802	9,638,954
Unilever plc	334,761	12,706,798

		24,704,465

United States—37.6%
3M Co.	103,700	9,628,545
Adobe Systems, Inc. (b)	261,660	9,859,349
Aetna, Inc.	220,310	10,200,353
Allergan, Inc.	24,310	2,229,956
Altera Corp.	362,010	12,467,624
Amgen, Inc.	44,860	3,872,315
Carnival Corp.	282,290	10,379,803

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

United States—(Continued)
Citigroup, Inc.	44,330	$1,753,695
Colgate-Palmolive Co.	124,420	13,006,867
eBay, Inc. (b)	384,070	19,595,251
Emerson Electric Co.	114,460	6,061,802
Facebook, Inc. (b)	175,940	4,685,282
Fidelity National Financial, Inc.	178,710	4,208,621
Fusion-io, Inc. (a) (b)	141,460	3,243,678
Gilead Sciences, Inc. (b)	74,990	5,508,016
Google, Inc. (Class A) (b)	18,920	13,421,280
Intuit, Inc. (a)	181,740	10,813,530
Juniper Networks, Inc. (b)	370,080	7,279,474
Maxim Integrated Products, Inc.	380,770	11,194,638
McDonald’s Corp.	130,820	11,539,632
Microsoft Corp.	341,120	9,118,138
The Goldman Sachs Group, Inc.	43,600	5,561,616
The McGraw-Hill Cos., Inc.	167,580	9,161,599
The Walt Disney Co.	252,560	12,574,962
Theravance, Inc. (a) (b)	151,730	3,379,027
Tiffany & Co. (a)	155,690	8,927,265
Transocean, Ltd.	131,678	5,879,423
United Parcel Service, Inc. (Class B)	89,640	6,609,157
WellPoint, Inc.	195,160	11,889,147
Zimmer Holdings, Inc.	136,790	9,118,421

		253,168,466

Total Common Stock (Identified Cost $519,253,456)		655,017,092

Preferred Stock—2.0%

Germany—2.0%
Bayerische Motoren Werke AG	204,336	13,204,596

Total Preferred Stock (Identified Cost $7,755,878)		13,204,596

Rights—0.0%

Spain—0.0%
Repsol S.A. (b)	244,601	149,162

Total Rights (Identified Cost $152,974)		149,162

Short Term Investments—5.3%
Security Description	Shares/ Principal Amount	Value*

United States—5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $3,877,002 on 01/02/13, collateralized by $3,980,000 Federal Home Loan Mortgage Corp. at 2.000% due 01/30/23 with a value of $3,955,057.	$3,877,000	$3,877,000
State Street Navigator Securities Lending Prime Portfolio (c)	31,945,632	31,945,632

Total Short Term Investments (Identified Cost $35,822,632)		35,822,632

Total Investments—104.6% (Identified Cost $562,984,940) (d)		704,193,482
Liabilities in excess of other assets		(31,024,898)

Net Assets—100.0%		$673,168,584

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $31,382,870 and the collateral received consisted of cash in the amount of $31,945,632 and non-cash collateral with a value of $76,676. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $569,226,447. The aggregate unrealized appreciation and depreciation of investments was $161,714,986 and $(26,747,951), respectively, resulting in net unrealized appreciation of $134,967,035 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Software	6.8%
Semiconductors & Semiconductor Equipment	5.8%
Internet Software & Services	5.6%
Commercial Banks	5.2%
Insurance	5.0%
Media	4.8%
Communications Equipment	4.3%
Hotels, Restaurants & Leisure	3.7%
Specialty Retail	3.6%
Industrial Conglomerates	3.6%

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$2,146,501	$—	$2,146,501
Belgium	—	2,485,462	—	2,485,462
Brazil	19,813,094	8,346,175	—	28,159,269
Denmark	—	10,167,473	—	10,167,473
Finland	—	3,580,722	—	3,580,722
France	—	44,022,117	—	44,022,117
Germany	—	60,580,088	—	60,580,088
India	10,890,725	13,638,591	—	24,529,316
Italy	—	13,818,790	—	13,818,790
Japan	—	55,252,600	—	55,252,600
Mexico	17,938,431	—	—	17,938,431
Netherlands	—	13,224,885	—	13,224,885
South Korea	—	2,377,778	—	2,377,778
Spain	—	26,978,909	—	26,978,909
Sweden	—	34,275,783	—	34,275,783
Switzerland	—	30,830,219	—	30,830,219
Taiwan	—	6,775,818	—	6,775,818
United Kingdom	—	24,704,465	—	24,704,465
United States	253,168,466	—	—	253,168,466
Total Common Stock	301,810,716	353,206,376	—	655,017,092
Total Preferred Stock*	—	13,204,596	—	13,204,596
Total Rights*	—	149,162	—	149,162
Short Term Investments
United States	31,945,632	3,877,000	—	35,822,632
Total Investments	$333,756,348	$370,437,134	$—	$704,193,482

Collateral for Securities Loaned (Liability)	$—	$(31,945,632)	$—	$(31,945,632)

*	See Schedule of Investments for additional detailed categorizations.

The following table details transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$0	$7,094,808	$7,094,808	$0

Transfers from Level 1 to Level 2 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$704,193,482
Cash		251
Cash denominated in foreign currencies (c)		1,072,298
Receivable for:
Securities sold		270,212
Fund shares sold		122,294
Interest and dividends		235,579
Foreign taxes		492,497

Total Assets		706,386,613
Liabilities
Payable for:
Fund shares redeemed	$693,355
Foreign taxes	24,396
Collateral for securities loaned	31,945,632
Accrued expenses:
Management fees	299,065
Distribution and service fees	54,396
Deferred trustees’ fees	39,418
Other expenses	161,767

Total Liabilities		33,218,029

Net Assets		$673,168,584

Net assets consists of:
Paid in surplus		$616,213,990
Undistributed net investment income		6,419,125
Accumulated net realized losses		(90,674,750)
Unrealized appreciation on investments and foreign currency transactions		141,210,219

Net Assets		$673,168,584

Net Assets
Class A		$410,961,812
Class B		250,869,413
Class E		11,337,359
Capital Shares Outstanding (d)
Class A		24,710,659
Class B		15,166,602
Class E		684,454
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.63
Class B		16.54
Class E		16.56

(a)	Identified cost of investments was $562,984,940.
(b)	Includes securities on loan with a value of $31,382,870.
(c)	Identified cost of cash denominated in foreign currencies was $1,092,553.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$14,676,622
Securities lending income		645,650
Interest		404

		15,322,676
Expenses
Management fees	$3,430,525
Distribution and service fees—Class B	613,380
Distribution and service fees—Class E	16,778
Administration fees	2,411
Trustees’ fees and expenses	43,725
Custodian and accounting	295,629
Audit and tax services	47,454
Legal	34,758
Shareholder reporting	132,108
Insurance	5,974
Miscellaneous	25,274

Total expenses		4,648,016

Net Investment Income		10,674,660

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(11,044,645)
Foreign currency transactions	(308,269)	(11,352,914)

Net change in unrealized appreciation on:
Investments (b)	127,025,685
Foreign currency transactions	112,320	127,138,005

Net realized and unrealized gain		115,785,091

Net Increase in Net Assets From Operations		$126,459,751

(a)	Net of foreign taxes of $1,148,704.
(b)	Includes change in foreign capital gains tax of $(24,396).

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,674,660	$11,148,139
Net realized loss	(11,352,914)	(7,462,250)
Net change in unrealized appreciation (depreciation)	127,138,005	(60,333,987)

Increase (decrease) in net assets from operations	126,459,751	(56,648,098)

From Distributions to Shareholders
Net investment income
Class A	(6,477,159)	(8,730,501)
Class B	(3,462,856)	(4,656,178)
Class E	(169,733)	(253,440)

Total distributions	(10,109,748)	(13,640,119)

Decrease in net assets from capital share transactions	(68,906,332)	(42,905,541)

Total increase (decrease) in net assets	47,443,671	(113,193,758)

Net Assets
Beginning of the period	625,724,913	738,918,671

End of the period	$673,168,584	$625,724,913

Undistributed Net Investment Income End of the period	$6,419,125	$5,680,197

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	860,460	$12,951,010	1,021,434	$15,450,588
Reinvestments	430,662	6,477,159	537,262	8,730,501
Redemptions	(3,798,136)	(57,416,970)	(4,062,101)	(61,435,297)

Net decrease	(2,507,014)	$(37,988,801)	(2,503,405)	$(37,254,208)

Class B
Sales	1,135,489	$16,721,661	2,976,805	$44,720,657
Reinvestments	231,011	3,462,856	287,596	4,656,178
Redemptions	(3,267,012)	(49,400,703)	(3,477,960)	(52,672,765)

Net decrease	(1,900,512)	$(29,216,186)	(213,559)	$(3,295,930)

Class E
Sales	35,456	$535,428	101,709	$1,605,456
Reinvestments	11,316	169,733	15,645	253,440
Redemptions	(158,109)	(2,406,506)	(270,763)	(4,214,299)

Net decrease	(111,337)	$(1,701,345)	(153,409)	$(2,355,403)

Decrease derived from capital share transactions		$(68,906,332)		$(42,905,541)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.91	$15.44	$13.48	$9.90	$17.50

Income (Loss) From Investment Operations
Net investment income (a)	0.26	0.25	0.20	0.19	0.30
Net realized and unrealized gain (loss) on investments	2.71	(1.48)	1.97	3.68	(7.06)

Total from investment operations	2.97	(1.23)	2.17	3.87	(6.76)

Less Distributions
Distributions from net investment income	(0.25)	(0.30)	(0.21)	(0.29)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.53)

Total distributions	(0.25)	(0.30)	(0.21)	(0.29)	(0.84)

Net Asset Value, End of Period	$16.63	$13.91	$15.44	$13.48	$9.90

Total Return (%) (b)	21.52	(8.24)	16.23	40.31	(40.37)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	0.62	0.61	0.64	0.61
Ratio of net investment income to average net assets (%)	1.74	1.65	1.45	1.68	2.16
Portfolio turnover rate (%)	13	12	18	14	20
Net assets, end of period (in millions)	$410.96	$378.58	$458.83	$451.64	$349.03

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.83	$15.36	$13.42	$9.86	$17.44

Income (Loss) From Investment Operations
Net investment income (a)	0.22	0.21	0.16	0.16	0.26
Net realized and unrealized gain (loss) on investments	2.70	(1.47)	1.96	3.66	(7.04)

Total from investment operations	2.92	(1.26)	2.12	3.82	(6.78)

Less Distributions
Distributions from net investment income	(0.21)	(0.27)	(0.18)	(0.26)	(0.27)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.53)

Total distributions	(0.21)	(0.27)	(0.18)	(0.26)	(0.80)

Net Asset Value, End of Period	$16.54	$13.83	$15.36	$13.42	$9.86

Total Return (%) (b)	21.17	(8.40)	15.93	39.80	(40.56)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.87	0.86	0.89	0.86
Ratio of net investment income to average net assets (%)	1.49	1.40	1.19	1.42	1.91
Portfolio turnover rate (%)	13	12	18	14	20
Net assets, end of period (in millions)	$250.87	$236.12	$265.48	$225.88	$166.05

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.85	$15.38	$13.43	$9.86	$17.44

Income (Loss) From Investment Operations
Net investment income (a)	0.24	0.23	0.18	0.17	0.28
Net realized and unrealized gain (loss) on investments	2.69	(1.48)	1.96	3.67	(7.05)

Total from investment operations	2.93	(1.25)	2.14	3.84	(6.77)

Less Distributions
Distributions from net investment income	(0.22)	(0.28)	(0.19)	(0.27)	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.53)

Total distributions	(0.22)	(0.28)	(0.19)	(0.27)	(0.81)

Net Asset Value, End of Period	$16.56	$13.85	$15.38	$13.43	$9.86

Total Return (%) (b)	21.35	(8.39)	16.08	40.07	(40.49)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.77	0.76	0.79	0.76
Ratio of net investment income to average net assets (%)	1.60	1.51	1.30	1.54	2.01
Portfolio turnover rate (%)	13	12	18	14	20
Net assets, end of period (in millions)	$11.34	$11.02	$14.60	$14.48	$11.16

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has

MSF-11

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-12

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$3,430,525	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-13

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$81,893,978	$0	$150,597,426

During the year ended December 31, 2012 the Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $277,021 in purchases of investments and $29,817 in sales of investments, which are included above.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$10,109,748	$13,640,119	$—	$—	$—	$—	$10,109,748	$13,640,119

MSF-14

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$10,482,640	$—	$134,969,208	$(68,143,676)	$(20,314,160)	$56,994,012

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated short-term capital losses were $5,721,768 and the accumulated long-term capital losses were $14,592,392. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$36,289,723	$17,775,110	$68,143,676

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all the liabilities of the Portfolio by the Met/Templeton Growth Portfolio (“Met/Templeton”), a series of Met Investors Series Trust, in exchange for shares of Met/Templeton. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of the Portfolio, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-15

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-18

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Oppenheimer Global Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-19

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-20

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Oppenheimer Global Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the MSCI World Index, for the one-year period ended October 31, 2012, and outperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.
With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Oppenheimer Global Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MSF-21

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Oppenheimer Global Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-22

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund
Russell 2000® Index Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 16.35%, 16.05%, 16.10%, and 15.94%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 16.35% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The Russell 2000 Index rallied significantly in 2012, driven by central bank intervention and positive developments around the European sovereign debt crisis and despite volatility around the Presidential election, the U.S. fiscal cliff crisis, and damage caused by hurricane Sandy. Better than expected macroeconomic data and an accommodative monetary policy were also positive for the equity markets. European leaders agreed on a second bailout for Greece in an ongoing effort to avoid default. The Federal Reserve Bank (the “Fed”), the European Central Bank (the “ECB”), and the Bank of Japan all announced additional plans for monetary intervention. Specifically, the Fed announced a third round of quantitative easing, the ECB announced an unlimited fully sterilized bond buying program, and the Bank of Japan expanded its asset purchase fund. Domestic macroeconomic data including U.S. productivity, U.S. payrolls, U.S. existing home sales, and U.S. unemployment were better than expected.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee remained concerned that, without sufficient policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions. To support a stronger economic recovery, the Committee announced that it would continue purchasing additional Agency Mortgage-Backed Securities and longer-term Treasury securities. The Committee also announced that a highly accommodative stance of monetary policy would be appropriate for a considerable time after the asset purchase program ended and the economic recovery strengthened.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Materials and Processing (6.8% beginning weight in the benchmark), up 26.3%, and Consumer Discretionary (14.3% beginning weight), up 23.3%, were the best-performing sectors. The worst-performing sector, and the only sector with a negative return, was Energy (6.4% beginning weight), down 3.9%.

The stocks with the largest positive impact on the benchmark return for the year were Pharmacyclics, up 290.7%; 3D Systems, up 270.5%; and Ocwen Financial, up 138.9%. The stocks with the largest negative impact were Knight Capital Group, down 70.3%; Key Energy Services, down 55.1%; and Questcor Pharmaceutical, down 34.8%.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impacted tracking error during the year include sampling, transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	16.35	3.50	9.50	—
Class B	16.05	3.25	9.22	—
Class E	16.10	3.34	9.34	—
Class G	15.94	—	—	18.45
Russell 2000 Index	16.35	3.56	9.72	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	4.5
Ocwen Financial Corp.	0.3
Genesee & Wyoming, Inc.	0.3
Two Harbors Investment Corp.	0.3
Pharmacyclics, Inc.	0.3
CommVault Systems, Inc.	0.3
Starwood Property Trust, Inc.	0.2
Alaska Air Group, Inc.	0.2
Dril-Quip, Inc.	0.2
WEX, Inc.	0.2

Top Sectors

% of Net Assets
Financials	21.2
Industrials	15.0
Information Technology	14.9
Consumer Discretionary	13.2
Health Care	11.2
Energy	5.5
Materials	5.0
Consumer Staples	3.3
Utilities	3.1
Telecommunications	0.7

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.33%	$1,000.00	$1,073.00	$1.72
	Hypothetical*	0.33%	$1,000.00	$1,023.46	$1.68

Class B(a)	Actual	0.58%	$1,000.00	$1,071.20	$3.02
	Hypothetical*	0.58%	$1,000.00	$1,022.19	$2.95

Class E(a)	Actual	0.48%	$1,000.00	$1,071.00	$2.50
	Hypothetical*	0.48%	$1,000.00	$1,022.70	$2.44

Class G(a)	Actual	0.63%	$1,000.00	$1,071.40	$3.28
	Hypothetical*	0.63%	$1,000.00	$1,021.93	$3.20

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—93.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
AAR Corp.	20,590	$384,621
AeroVironment, Inc. (a)	8,967	194,943
American Science & Engineering, Inc.	4,769	310,986
Astronics Corp. (a)	5,318	121,676
Cubic Corp.	8,470	406,306
Curtiss-Wright Corp.	24,567	806,535
DigitalGlobe, Inc. (a) (b)	18,262	446,323
Esterline Technologies Corp. (a)	15,964	1,015,470
GenCorp, Inc. (a) (b)	29,383	268,854
GeoEye, Inc. (a)	8,236	253,092
HEICO Corp. (Class B) (b)	27,175	1,216,353
Hexcel Corp. (a)	51,904	1,399,332
Kratos Defense & Security Solutions, Inc. (a) (b)	16,795	84,479
LMI Aerospace, Inc. (a)	5,223	101,013
Moog, Inc. (a)	23,663	970,893
Orbital Sciences Corp. (a)	29,768	409,905
Taser International, Inc. (a) (b)	30,079	268,906
Teledyne Technologies, Inc. (a)	19,150	1,246,091
The KEYW Holding Corp. (a)	13,666	173,422

		10,079,200

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	29,240	117,252
Atlas Air Worldwide Holdings, Inc. (a)	13,822	612,453
Forward Air Corp.	15,560	544,756
HUB Group, Inc. (a)	19,221	645,826
Pacer International, Inc. (a) (b)	21,625	84,337
Park-Ohio Holdings Corp. (a)	4,748	101,180
XPO Logistics, Inc. (a) (b)	9,537	165,753

		2,271,557

Airlines—0.8%
Alaska Air Group, Inc. (a)	36,883	1,589,289
Allegiant Travel Co. (a) (b)	7,740	568,193
Hawaiian Holdings, Inc. (a)	26,730	175,616
JetBlue Airways Corp. (a)	119,009	679,541
Republic Airways Holdings, Inc. (a)	25,789	146,482
Skywest, Inc.	24,419	304,261
Spirit Airlines, Inc. (a)	22,113	391,842
US Airways Group, Inc. (a) (b)	85,764	1,157,814

		5,013,038

Auto Components—0.9%
American Axle & Manufacturing Holdings, Inc. (a)	34,595	387,464
Cooper Tire & Rubber Co.	32,939	835,333
Dana Holding Corp.	76,356	1,191,917
Dorman Products, Inc. (a) (b)	12,774	451,433
Drew Industries, Inc. (a)	10,366	334,303
Exide Technologies (a)	40,883	139,820
Federal-Mogul Corp. (a)	10,576	84,820
Fuel Systems Solutions, Inc. (a)	8,320	122,304
Gentherm, Inc. (a)	16,060	213,598
Modine Manufacturing Co. (a)	24,735	201,096

Auto Components—(Continued)
Spartan Motors, Inc.	19,530	$96,283
Standard Motor Products, Inc.	9,638	214,156
Stoneridge, Inc. (a)	13,705	70,170
Superior Industries International, Inc.	12,615	257,346
Tenneco, Inc. (a)	31,602	1,109,546

		5,709,589

Automobiles—0.0%
Winnebago Industries, Inc. (a)	16,165	276,906

Beverages—0.2%
Boston Beer Co., Inc. (a) (b)	4,097	550,842
Central European Distribution Corp. (a) (b)	37,681	81,768
Coca-Cola Bottling Co. Consolidated	2,376	158,004
Heckmann Corp. (a) (b)	83,048	334,683
National Beverage Corp. (b)	7,440	108,550

		1,233,847

Biotechnology—3.4%
Achillion Pharmaceuticals, Inc. (a)	31,699	254,226
Acorda Therapeutics, Inc. (a)	20,455	508,511
Aegerion Pharmaceuticals, Inc. (a) (b)	13,403	340,302
Affymax, Inc. (a)	18,334	348,346
Alkermes plc (a)	64,920	1,202,318
Alnylam Pharmaceuticals, Inc. (a) (b)	24,421	445,683
AMAG Pharmaceuticals, Inc. (a)	11,699	172,092
Arena Pharmaceuticals, Inc. (a) (b)	114,562	1,033,349
Arqule, Inc. (a)	34,077	95,075
Array Biopharma, Inc. (a) (b)	63,397	235,837
Astex Pharmaceuticals (a)	52,716	153,404
AVEO Pharmaceuticals, Inc. (a) (b)	21,125	170,056
Celldex Therapeutics, Inc. (a)	33,863	227,221
Cepheid, Inc. (a) (b)	34,332	1,160,765
Clovis Oncology, Inc. (a) (b)	7,994	127,904
Cubist Pharmaceuticals, Inc. (a)	32,976	1,386,971
Curis, Inc. (a)	44,220	151,675
Cytori Therapeutics, Inc. (a) (b)	31,861	89,848
Dendreon Corp. (a) (b)	82,091	433,440
Dyax Corp. (a)	51,208	178,204
Dynavax Technologies Corp. (a) (b)	93,835	268,368
Emergent Biosolutions, Inc. (a)	13,410	215,096
Enzon Pharmaceuticals, Inc. (a) (b)	19,420	86,031
Exact Sciences Corp. (a)	31,045	328,767
Exelixis, Inc. (a) (b)	98,275	449,117
Genomic Health, Inc. (a) (b)	8,810	240,161
Geron Corp. (a) (b)	65,936	92,970
Halozyme Therapeutics, Inc. (a)	47,510	318,792
Idenix Pharmaceuticals, Inc. (a) (b)	48,904	237,184
Immunogen, Inc. (a) (b)	44,397	566,062
Immunomedics, Inc. (a) (b)	39,907	116,528
Infinity Pharmaceuticals, Inc. (a)	14,991	524,685
Intercept Pharmaceuticals, Inc. (a) (b)	3,580	122,579
InterMune, Inc. (a) (b)	35,087	339,993
Ironwood Pharmaceuticals, Inc. (a) (b)	40,102	444,731
Isis Pharmaceuticals, Inc. (a) (b)	53,285	557,361
Keryx Biopharmaceuticals, Inc. (a) (b)	41,752	109,390

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
KYTHERA Biopharmaceuticals, Inc. (a) (b)	4,093	$124,182
Lexicon Pharmaceuticals, Inc. (a)	108,597	241,085
Ligand Pharmaceuticals, Inc. (a) (b)	10,985	227,829
MannKind Corp. (a) (b)	56,972	131,605
Momenta Pharmaceuticals, Inc. (a) (b)	23,710	279,304
Neurocrine Biosciences, Inc. (a)	35,916	268,652
NewLink Genetics Corp. (a) (b)	7,185	89,813
Novavax, Inc. (a) (b)	73,148	138,250
NPS Pharmaceuticals, Inc. (a) (b)	43,696	397,634
OncoGenex Pharmaceutical, Inc. (a)	8,617	113,055
Opko Health, Inc. (a) (b)	59,324	285,348
Orexigen Therapeutics, Inc. (a) (b)	33,657	177,372
Osiris Therapeutics, Inc. (a) (b)	9,335	83,828
PDL BioPharma, Inc. (b)	75,107	529,504
Pharmacyclics, Inc. (a) (b)	28,800	1,667,520
Raptor Pharmaceutical Corp. (a) (b)	26,716	156,289
Repligen Corp. (a)	18,018	113,333
Rigel Pharmaceuticals, Inc. (a)	48,513	315,335
Sangamo Biosciences, Inc. (a) (b)	24,849	149,342
Sciclone Pharmaceuticals, Inc. (a) (b)	31,065	133,890
Seattle Genetics, Inc. (a) (b)	50,527	1,172,226
Spectrum Pharmaceuticals, Inc. (a) (b)	30,932	346,129
Synageva BioPharma Corp. (a) (b)	5,354	247,837
Synergy Pharmaceuticals, Inc. (a) (b)	25,719	135,282
Synta Pharmaceuticals Corp. (a) (b)	20,751	187,174
Theravance, Inc. (a) (b)	32,331	720,011
Threshold Pharmaceuticals, Inc. (a) (b)	24,847	104,606
Vical, Inc. (a)	40,691	118,411
XOMA Corp. (a) (b)	38,763	92,837
Ziopharm Oncology, Inc. (a) (b)	33,535	139,506

		22,620,231

Building Products—0.9%
A.O. Smith Corp.	20,593	1,298,800
AAON, Inc. (b)	10,242	213,751
Ameresco, Inc. (a)	14,515	142,392
American Woodmark Corp. (a) (b)	5,650	157,183
Apogee Enterprises, Inc.	13,569	325,249
Builders FirstSource, Inc. (a) (b)	25,665	143,211
Gibraltar Industries, Inc. (a)	14,856	236,507
Griffon Corp. (a)	24,495	280,713
Insteel Industries, Inc. (b)	9,958	124,276
NCI Building Systems, Inc. (a)	10,596	147,284
Nortek, Inc. (a)	4,481	296,866
Quanex Building Products Corp.	17,697	361,196
Simpson Manufacturing Co., Inc.	20,877	684,557
Trex Co., Inc. (a)	7,886	293,596
Universal Forest Products, Inc.	10,498	399,344
USG Corp. (a)	39,350	1,104,554

		6,209,479

Capital Markets—2.2%
Apollo Investment Corp.	103,885	868,479
Arlington Asset Investment Corp.	6,026	125,160
BGC Partners, Inc. (b)	53,053	183,563
BlackRock Kelso Capital Corp. (b)	38,057	382,853

Capital Markets—(Continued)
Calamos Asset Management, Inc.	11,175	$118,120
Capital Southwest Corp.	1,392	138,685
Cohen & Steers, Inc. (b)	9,693	295,346
Cowen Group, Inc. (a)	41,897	102,648
Diamond Hill Investment Group, Inc. (a) (b)	1,546	104,912
Duff & Phelps Corp.	14,515	226,724
Epoch Holding Corp.	7,781	217,090
Evercore Partners, Inc.	15,370	464,020
FBR & Co. (a)	21,129	81,769
Fidus Investment Corp.	5,499	90,459
Fifth Street Finance Corp.	55,036	573,475
Financial Engines, Inc. (a) (b)	24,757	687,007
Firsthand Technology Value Fund, Inc. (a)	5,589	97,472
FXCM, Inc. (b)	11,592	116,731
GAMCO Investors, Inc.	3,845	204,054
GFI Group, Inc.	37,777	122,397
Gladstone Capital Corp.	12,173	99,332
Gladstone Investment Corp.	14,338	99,792
Golub Capital BDC, Inc. (b)	8,056	128,735
Greenhill & Co., Inc.	15,513	806,521
GSV Capital Corp. (a) (b)	10,974	92,511
Hercules Technology Growth Capital, Inc.	26,898	299,375
HFF, Inc. (a) (b)	17,729	264,162
ICG Group, Inc. (a)	20,148	230,292
International FCStone, Inc. (a) (b)	7,668	133,500
Investment Technology Group, Inc. (a)	23,464	211,176
KBW, Inc. (a)	19,039	291,297
KCAP Financial, Inc. (b)	12,596	115,757
Knight Capital Group, Inc. (a)	97,052	340,653
Ladenburg Thalmann Financial Services, Inc. (a) (b)	58,473	81,862
Main Street Capital Corp. (b)	14,955	456,277
Manning & Napier, Inc. (a)	8,917	112,354
MCG Capital Corp. (a)	42,140	193,844
Medallion Financial Corp.	7,820	91,807
Medley Capital Corp.	15,293	222,666
MVC Capital, Inc.	13,488	163,879
New Mountain Finance Corp.	10,476	156,092
NGP Capital Resources Co.	12,117	87,485
Oppenheimer Holdings, Inc.	5,749	99,285
PennantPark Investment Corp. (b)	33,969	373,489
Piper Jaffray Cos. (a)	8,439	271,145
Prospect Capital Corp.	99,262	1,078,978
Safeguard Scientifics, Inc. (a) (b)	11,857	174,891
Solar Capital, Ltd.	20,575	491,948
Solar Senior Capital, Ltd.	4,388	81,880
Stifel Financial Corp. (a)	27,695	885,409
SWS Group, Inc. (b)	16,722	88,459
THL Credit, Inc.	6,874	101,666
TICC Capital Corp. (b)	24,365	246,574
Triangle Capital Corp. (b)	13,996	356,758
Virtus Investment Partners, Inc. (a)	2,954	357,257
Westwood Holdings Group, Inc.	3,352	137,097
WisdomTree Investments, Inc. (a)	33,771	206,679

		14,831,848

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—2.0%
A. Schulman, Inc.	16,210	$468,955
ADA-ES, Inc. (a)	4,907	82,830
American Vanguard Corp.	14,887	462,539
Arabian American Development Co. (a) (b)	11,141	92,582
Balchem Corp.	15,297	556,811
Calgon Carbon Corp. (a) (b)	30,355	430,434
Chemtura Corp. (a)	52,334	1,112,621
Ferro Corp. (a)	46,359	193,781
Flotek Industries, Inc. (a) (b)	25,871	315,626
FutureFuel Corp.	9,675	114,552
Georgia Gulf Corp. (a)	18,309	755,796
H.B. Fuller Co.	25,868	900,724
Hawkins, Inc.	4,778	184,622
Innophos Holdings, Inc.	11,603	539,539
Innospec, Inc.	12,490	430,780
KMG Chemicals, Inc.	4,440	78,011
Koppers Holdings, Inc.	11,124	424,381
Kraton Performance Polymers, Inc. (a)	16,524	397,072
Landec Corp. (a)	16,296	154,649
LSB Industries, Inc. (a)	9,253	327,741
Minerals Technologies, Inc.	18,596	742,352
Olin Corp.	41,593	897,993
OM Group, Inc. (a)	16,641	369,430
Omnova Solutions, Inc. (a)	24,497	171,724
PolyOne Corp. (a)	45,552	930,172
Quaker Chemical Corp.	6,591	354,991
Sensient Technologies Corp.	26,602	945,967
Spartech Corp. (a)	17,520	158,906
Stepan Co.	8,970	498,194
Zep, Inc.	10,762	155,403
Zoltek Cos., Inc. (a) (b)	15,344	118,916

		13,368,094

Commercial Banks—6.1%
1st Source Corp.	8,143	179,879
1st United Bancorp, Inc. (a)	12,631	78,944
Alliance Financial Corp.	2,459	106,991
American National Bankshares, Inc. (b)	4,458	90,007
Ameris Bancorp	13,498	168,590
Ames National Corp.	4,449	97,433
Arrow Financial Corp. (b)	5,486	136,876
Bancfirst Corp. (b)	4,227	179,056
Banco Latinoamericano de Exportaciones S.A.	14,005	301,948
Bancorp, Inc. (a)	13,290	145,791
BancorpSouth, Inc.	50,104	728,512
Bank of Kentucky Financial Corp.	2,984	73,794
Bank of Marin Bancorp	3,199	119,835
Bank of the Ozarks, Inc.	14,780	494,687
Banner Corp.	10,387	319,192
BBCN Bancorp, Inc. (a)	39,760	460,023
Boston Private Financial Holdings, Inc.	40,232	362,490
Bridge Bancorp, Inc.	3,615	73,529
Bridge Capital Holdings (a)	5,158	80,258
Bryn Mawr Bank Corp.	6,395	142,417
Camden National Corp.	3,953	134,283
Capital Bank Financial Corp. (a)	7,183	122,614

Commercial Banks—(Continued)
Capital City Bank Group, Inc. (a)	6,656	$75,679
Cardinal Financial Corp.	17,067	277,680
Cathay General Bancorp	41,687	812,896
Center Bancorp, Inc.	6,998	81,037
Centerstate Banks, Inc.	16,702	142,468
Central Pacific Financial Corp. (a)	11,945	186,223
Chemical Financial Corp.	13,755	326,819
Citizens & Northern Corp.	6,716	126,932
Citizens Republic Bancorp, Inc. (a)	22,305	423,126
City Holding Co. (b)	6,953	242,312
CNB Financial Corp.	6,782	111,089
CoBiz Financial, Inc.	17,832	133,205
Columbia Banking System, Inc.	21,597	387,450
Community Bank System, Inc. (b)	21,059	576,174
Community Trust Bancorp, Inc. (b)	7,420	243,228
CVB Financial Corp.	47,878	497,931
Eagle Bancorp, Inc. (a)	9,117	182,066
Enterprise Financial Services Corp.	11,259	147,155
Financial Institutions, Inc.	6,461	120,368
First Bancorp (b)	8,242	105,662
First Bancorp, Inc. (b)	5,125	84,409
First BanCorp/Puerto Rico (a) (b)	39,016	178,693
First Busey Corp.	42,355	196,951
First California Financial Group, Inc. (a)	12,923	99,766
First Commonwealth Financial Corp. (b)	56,357	384,355
First Community Bancshares, Inc.	8,470	135,266
First Connecticut Bancorp, Inc. (a)	9,833	135,204
First Financial Bancorp	30,745	449,492
First Financial Bankshares, Inc. (b)	16,723	652,364
First Financial Corp. (b)	6,038	182,589
First Interstate Bancsystem, Inc.	6,879	106,143
First Merchants Corp.	14,938	221,680
First Midwest Bancorp, Inc.	41,102	514,597
FirstMerit Corp.	57,420	814,790
FNB Corp. (b)	71,997	764,608
German American Bancorp, Inc. (b)	6,759	146,805
Glacier Bancorp, Inc. (b)	38,230	562,363
Great Southern Bancorp, Inc. (b)	6,069	154,456
Guaranty Bancorp (a) (b)	43,378	84,587
Hancock Holding Co.	40,443	1,283,661
Hanmi Financial Corp. (a)	17,546	238,450
Heartland Financial USA, Inc.	7,703	201,433
Heritage Commerce Corp. (a)	11,920	83,202
Heritage Financial Corp. (a)	10,314	151,513
Home Bancshares, Inc.	11,883	392,377
HomeTrust Bancshares, Inc. (a) (b)	10,270	138,748
Hudson Valley Holding Corp.	7,889	122,832
Iberiabank Corp.	15,241	748,638
Independent Bank Corp. (b)	11,835	342,623
International Bancshares Corp.	28,704	518,107
Investors Bancorp, Inc. (a)	22,076	392,511
Lakeland Bancorp, Inc. (b)	13,915	141,655
Lakeland Financial Corp.	9,208	237,935
MainSource Financial Group, Inc.	12,295	155,778
MB Financial, Inc.	28,968	572,118
Mercantile Bank Corp. (a)	4,965	81,922
Merchants Bancshares, Inc.	2,728	73,029

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Metro Bancorp, Inc. (a)	7,930	$104,835
MetroCorp Bancshares, Inc. (a)	9,106	100,075
MidSouth Bancorp, Inc. (b)	4,806	78,578
MidWestOne Financial Group, Inc. (b)	3,929	80,584
National Bank Holdings Corp.	5,846	111,016
National Bankshares, Inc.	4,218	136,621
National Penn Bancshares, Inc.	67,536	629,435
NBT Bancorp, Inc. (b)	18,672	378,481
Northfield Bancorp, Inc.	5,802	88,480
Northrim BanCorp, Inc.	3,678	83,307
Old National Bancorp	53,086	630,131
OmniAmerican Bancorp, Inc. (a)	7,185	166,189
Oriental Financial Group, Inc.	25,382	338,850
Pacific Continental Corp.	10,841	105,483
PacWest Bancorp	15,528	384,784
Park National Corp. (b)	5,759	372,204
Park Sterling Corp. (a)	18,629	97,430
Penns Woods Bancorp, Inc.	1,988	74,371
People’s Bancorp, Inc.	5,988	122,335
Pinnacle Financial Partners, Inc. (a)	18,820	354,569
Preferred Bank/Los Angeles (a) (b)	6,777	96,233
PrivateBancorp, Inc.	31,105	476,529
Prosperity Bancshares, Inc. (b)	25,017	1,050,714
Renasant Corp. (b)	12,711	243,289
Republic Bancorp, Inc. (Class A) (b)	5,421	114,546
S&T Bancorp, Inc.	15,660	282,976
S.Y. Bancorp, Inc.	7,089	158,935
Sandy Spring Bancorp, Inc.	13,670	265,471
SCBT Financial Corp. (b)	8,161	327,909
Sierra Bancorp	7,033	80,387
Simmons First National Corp. (b)	9,347	237,040
Southside Bancshares, Inc. (b)	8,324	175,303
Southwest Bancorp, Inc. (a)	11,069	123,973
State Bank Financial Corp. (a)	16,379	260,099
StellarOne Corp.	12,984	183,594
Sterling Bancorp	17,221	156,883
Sterling Financial Corp. (a)	13,897	290,169
Sun Bancorp, Inc. (a) (b)	22,781	80,645
Susquehanna Bancshares, Inc.	99,673	1,044,573
Taylor Capital Group, Inc. (a)	7,608	137,324
Texas Capital Bancshares, Inc. (a)	21,162	948,481
The First of Long Island Corp.	3,365	95,297
Tompkins Financial Corp.	6,009	238,197
TowneBank (b)	12,365	191,534
TriCo Bancshares (b)	8,062	135,038
Trustmark Corp. (b)	34,161	767,256
UMB Financial Corp. (b)	16,960	743,526
Umpqua Holdings Corp.	60,457	712,788
Union First Market Bankshares Corp.	9,844	155,240
United Bankshares, Inc. (b)	25,900	629,888
United Community Banks, Inc. (a)	21,449	202,050
Univest Corp. of Pennsylvania	9,559	163,459
Virginia Commerce Bancorp, Inc. (a)	12,096	108,259
Washington Banking Co.	9,167	124,855
Washington Trust Bancorp, Inc.	7,713	202,929
Webster Finanical Corp.	38,104	783,037
WesBanco, Inc.	12,861	285,771

Commercial Banks—(Continued)
West Bancorporation, Inc. (b)	8,036	$86,628
West Coast Bancorp (a)	10,292	227,968
Westamerica Bancorp (b)	14,310	609,463
Western Alliance Bancorp (a)	37,712	397,107
Wilshire Bancorp, Inc. (a)	29,438	172,801
Wintrust Financial Corp. (b)	19,337	709,668

		40,457,889

Commercial Services & Supplies—2.1%
ABM Industries, Inc.	27,975	558,101
ACCO Brands Corp. (a)	58,424	428,832
Acorn Energy, Inc.	10,156	79,318
Casella Waste Systems, Inc. (a)	21,613	94,665
Cenveo, Inc. (a)	31,664	85,493
Consolidated Graphics, Inc. (a)	3,057	106,750
Deluxe Corp. (b)	26,554	856,101
EnergySolutions, Inc. (a)	44,723	139,536
EnerNOC, Inc. (a)	15,853	186,273
Ennis, Inc.	14,123	218,483
G&K Services, Inc.	10,384	354,614
Healthcare Services Group, Inc.	35,527	825,292
Herman Miller, Inc.	30,530	653,952
Higher One Holdings, Inc. (a) (b)	15,855	167,112
HNI Corp.	24,237	728,564
Innerworkings, Inc. (a) (b)	17,056	235,032
Interface, Inc.	31,333	503,835
Kimball International, Inc. (Class B) (b)	18,813	218,419
Knoll, Inc.	25,885	397,594
McGrath Rentcorp	13,375	388,142
Mine Safety Appliances Co.	14,087	601,656
Mobile Mini, Inc. (a) (b)	19,043	396,666
Multi-Color Corp. (b)	6,895	165,411
Quad/Graphics, Inc. (b)	13,076	266,620
Schawk, Inc.	6,937	91,291
Standard Parking Corp. (a)	8,683	190,939
Steelcase, Inc.	41,383	527,219
Swisher Hygiene, Inc. (a) (b)	61,734	108,034
SYKES Enterprises, Inc. (a)	22,444	341,598
Team, Inc. (a)	10,055	382,492
Tetra Tech, Inc. (a) (c)	33,211	878,431
The Brink’s Co.	24,924	711,082
The GEO Group, Inc. (a)	31,980	901,836
TMS International Corp. (a)	7,203	90,181
U.S. Ecology, Inc.	10,060	236,812
United Stationers, Inc.	21,229	657,887
Viad Corp.	11,786	320,108

		14,094,371

Communications Equipment—1.9%
ADTRAN, Inc. (b)	33,462	653,847
Anaren, Inc. (a) (b)	8,343	162,271
Arris Group, Inc. (a)	59,022	881,789
Aruba Networks, Inc. (a) (b)	59,276	1,229,977
Aviat Networks, Inc. (a)	34,336	112,965
Bel Fuse, Inc. (Class B)	6,585	128,737
Black Box Corp.	9,812	238,824

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
CalAmp Corp. (a)	15,906	$132,338
Calix, Inc. (a)	19,494	149,909
Ciena Corp. (a) (b)	52,583	825,553
Comtech Telecommunications Corp. (a)	8,425	213,827
Digi International, Inc. (a)	14,316	135,573
Emulex Corp. (a)	45,893	335,019
Extreme Networks (a)	50,140	182,510
Finisar Corp. (a) (b)	47,662	776,891
Globecomm Systems, Inc. (a)	14,070	158,991
Harmonic, Inc. (a)	59,191	300,098
Infinera Corp. (a) (b)	63,652	369,818
InterDigital, Inc. (b)	21,402	879,622
Ixia (a)	20,969	356,054
KVH Industries, Inc. (a)	8,641	120,801
Loral Space & Communications, Inc. (a)	5,792	316,591
NETGEAR, Inc. (a)	20,185	795,693
Numerex Corp. (a)	5,951	78,196
Oplink Communications, Inc. (a)	10,830	168,731
Parkervision, Inc. (a) (b)	43,816	88,946
Plantronics, Inc. (b)	23,070	850,591
Procera Networks, Inc. (a)	10,321	191,455
Riverbed Technology, Inc. (a)	2,049	40,406
Ruckus Wireless, Inc. (a)	6,338	142,795
SeaChange International, Inc. (a)	15,237	147,342
ShoreTel, Inc. (a)	25,559	108,370
Sonus Networks, Inc. (a)	115,150	195,755
Symmetricom, Inc. (a)	25,522	147,262
Tellabs, Inc.	194,568	443,615
Telular Corp.	9,422	89,226
ViaSat, Inc. (a) (b)	19,916	774,732

		12,925,120

Computers & Peripherals—0.5%
Avid Technology, Inc. (a)	15,838	120,052
Cray, Inc. (a)	19,023	303,417
Electronics for Imaging, Inc. (a)	24,822	471,370
Imation Corp. (a)	16,653	77,769
Immersion Corp. (a) (b)	16,446	112,984
Intermec, Inc. (a)	30,773	303,422
OCZ Technology Group, Inc. (a) (b)	35,153	67,142
QLogic Corp. (a)	51,727	503,304
Quantum Corp. (a) (b)	116,840	144,881
Silicon Graphics International Corp. (a) (b)	18,071	184,866
STEC, Inc. (a)	21,917	108,051
Super Micro Computer, Inc. (a) (b)	14,579	148,706
Synaptics, Inc. (a)	18,012	539,820

		3,085,784

Construction & Engineering—0.9%
Aegion Corp. (a) (b)	20,173	447,639
Argan, Inc. (a)	5,506	99,108
Comfort Systems USA, Inc.	21,659	263,374
Dycom Industries, Inc. (a)	18,140	359,172
EMCOR Group, Inc. (a)	35,595	1,231,943
Furmanite Corp. (a)	21,557	115,761
Granite Construction, Inc.	20,021	673,106

Construction & Engineering—(Continued)
Great Lakes Dredge & Dock Corp.	32,033	$286,055
Layne Christensen Co. (a) (b)	10,438	253,330
MasTec, Inc. (a)	29,428	733,640
Michael Baker Corp.	4,638	115,625
MYR Group, Inc. (a)	10,017	222,878
Northwest Pipe Co. (a)	4,794	114,385
Orion Marine Group, Inc. (a)	14,575	106,543
Pike Electric Corp. (a)	9,657	92,224
Primoris Services Corp.	14,921	224,412
Sterling Construction Co., Inc. (a) (b)	8,227	81,776
Tutor Perini Corp. (a)	19,192	262,931

		5,683,902

Construction Materials—0.4%
Eagle Materials, Inc.	25,006	1,462,851
Headwaters, Inc. (a)	34,873	298,513
Texas Industries, Inc. (b)	12,237	624,209

		2,385,573

Consumer Finance—0.6%
Cash America International, Inc.	15,693	622,541
Credit Acceptance Corp. (a)	4,233	430,411
DFC Global Corp. (a) (b)	22,515	416,753
Encore Capital Group, Inc. (a)	11,801	361,347
Ezcorp., Inc. (a)	24,505	486,669
First Cash Financial Services, Inc. (a)	14,639	726,387
Green Dot Corp. (a) (b)	12,988	158,454
Nelnet, Inc.	12,596	375,235
Netspend Holdings, Inc. (a)	16,359	193,363
World Acceptance Corp. (a) (b)	4,978	371,160

		4,142,320

Containers & Packaging—0.3%
AEP Industries, Inc. (a) (b)	2,424	143,574
Berry Plastics Group, Inc. (a)	17,676	284,230
Boise, Inc. (a)	53,751	427,320
Graphic Packaging Holding Co. (a)	89,274	576,710
Myers Industries, Inc.	17,980	272,397

		1,704,231

Distributors—0.2%
Core-Mark Holding Co., Inc.	5,932	280,880
Pool Corp.	24,015	1,016,315

		1,297,195

Diversified Consumer Services—1.0%
American Public Education, Inc. (a) (b)	9,943	359,042
Bridgepoint Education, Inc. (a) (b)	9,743	100,353
Capella Education Co. (a)	7,429	209,721
Career Education Corp. (a)	28,713	101,070
Carriage Services, Inc.	9,414	111,744
Coinstar, Inc. (a) (b)	16,796	873,560
Corinthian Colleges, Inc. (a)	47,588	116,115
Education Management Corp. (a)	15,617	68,402
Grand Canyon Education, Inc. (a) (b)	21,494	504,464

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
Hillenbrand, Inc.	28,780	$650,716
K12, Inc. (a) (b)	13,883	283,769
Mac-Gray Corp.	7,254	91,038
Matthews International Corp.	15,814	507,629
Regis Corp. (b)	30,707	519,562
Sotheby’s	36,034	1,211,463
Steiner Leisure, Ltd. (a)	8,240	397,086
Stewart Enterprises, Inc. (b)	36,822	281,320
Strayer Education, Inc. (b)	6,343	356,286
Universal Technical Institute, Inc. (a)	11,178	112,227

		6,855,567

Diversified Financial Services—0.5%
MarketAxess Holdings, Inc.	19,495	688,173
Marlin Business Services Corp.	4,620	92,677
NewStar Financial, Inc. (a)	14,397	201,702
PHH Corp. (a)	30,324	689,871
Pico Holdings, Inc. (a) (b)	12,147	246,220
Portfolio Recovery Associates, Inc. (a)	9,087	971,037

		2,889,680

Diversified Telecommunication Services—0.5%
8X8, Inc. (a)	37,474	276,933
Atlantic Tele-Network, Inc.	4,754	174,519
Cbeyond, Inc. (a)	13,419	121,308
Cincinnati Bell, Inc. (a) (b)	105,708	579,280
Cogent Communications Group, Inc. (a)	24,794	561,336
Consolidated Communications Holdings	19,265	306,699
Fairpoint Communications, Inc. (a) (b)	11,602	92,120
General Communication, Inc. (a)	20,236	194,063
Hawaiian Telcom Holdco., Inc. (a) (b)	6,401	124,819
HickoryTech Corp.	6,922	67,351
IDT Corp.	8,438	80,498
inContact, Inc. (a) (b)	17,083	88,490
Iridium Communications, Inc. (a)	23,828	160,601
Lumos Networks Corp.	8,454	84,709
magicJack VocalTec, Ltd. (a) (b)	8,170	148,776
ORBCOMM, Inc. (a)	20,007	78,427
Premiere Global Services, Inc. (a)	24,982	244,324
Towerstream Corp. (a) (b)	23,379	75,982
Vonage Holdings Corp. (a)	74,697	177,032

		3,637,267

Electric Utilities—1.4%
Allete, Inc.	20,181	827,017
Cleco Corp.	32,177	1,287,402
El Paso Electric Co.	21,145	674,737
IDACORP, Inc.	26,162	1,134,123
MGE Energy, Inc.	12,573	640,594
PNM Resources, Inc.	42,143	864,353
Portland General Electric Co.	39,771	1,088,134
The Empire District Electric Co.	22,399	456,492
UIL Holdings Corp.	26,643	954,086
Unitil Corp.	7,429	192,560
UNS Energy Corp.	21,055	893,153

		9,012,651

Electrical Equipment—1.1%
Acuity Brands, Inc.	21,982	$1,488,841
AZZ, Inc.	13,326	512,118
Belden, Inc.	23,192	1,043,408
Brady Corp.	25,291	844,719
Capstone Turbine Corp. (a) (b)	164,599	146,493
Encore Wire Corp.	8,083	244,996
EnerSys (a)	25,256	950,383
Franklin Electric Co., Inc.	12,236	760,712
FuelCell Energy, Inc. (a) (b)	88,173	80,855
Generac Holdings, Inc. (a) (b)	12,918	443,217
Global Power Equipment Group, Inc. (b)	8,163	139,995
II-VI, Inc. (a)	27,302	498,808
Powell Industries, Inc. (a)	4,404	182,898
Preformed Line Products Co.	1,321	78,494
Thermon Group Holdings, Inc. (a)	7,965	179,451

		7,595,388

Electronic Equipment, Instruments & Components—2.0%
Aeroflex Holding Corp. (a)	11,753	82,271
Anixter International, Inc. (a)	15,032	961,747
Benchmark Electronics, Inc. (a)	30,443	505,963
Checkpoint Systems, Inc. (a)	21,005	225,594
Cognex Corp.	22,737	837,176
Coherent, Inc. (a)	12,319	623,588
CTS Corp.	18,070	192,084
Daktronics, Inc.	18,513	204,939
DTS, Inc. (a)	9,298	155,277
Electro Rent Corp.	9,062	139,374
Electro Scientific Industries, Inc. (a)	11,663	116,047
Fabrinet (a)	10,572	138,916
FARO Technologies, Inc. (a)	8,551	305,100
FEI Co.	19,290	1,069,823
Gerber Scientific, Inc. (a) (b)	14,024	0
GSI Group, Inc. (a)	18,739	162,280
Insight Enterprises, Inc. (a) (c)	22,462	390,165
InvenSense, Inc. (a) (b)	19,747	219,389
Kemet Corp. (a) (b)	22,874	115,056
Littelfuse, Inc.	11,485	708,739
Maxwell Technologies, Inc. (a) (b)	14,377	119,185
Measurement Specialties, Inc. (a)	8,286	284,707
Mercury Computer Systems, Inc. (a)	15,581	143,345
Methode Electronics, Inc. (b)	20,336	203,970
MTS Systems Corp.	8,022	408,561
Multi-Fineline Electronix, Inc. (a)	5,936	119,967
Newport Corp. (a)	20,202	271,717
OSI Systems, Inc. (a)	10,522	673,829
Park Electrochemical Corp.	10,569	271,940
Plexus Corp. (a) (c)	18,360	473,688
Power-One, Inc. (a)	37,411	153,759
Richardson Electronics, Ltd.	8,010	90,673
Rofin-Sinar Technologies, Inc. (a) (b)	15,227	330,121
Rogers Corp. (a)	8,965	445,202
Sanmina Corp. (a)	42,537	470,885
Scansource, Inc. (a)	14,516	461,173
SYNNEX Corp. (a) (b)	13,438	461,998
TTM Technologies, Inc. (a)	26,923	247,692

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Universal Display Corp. (a) (b)	21,034	$538,891
Vishay Precision Group, Inc. (a)	6,373	84,251
Zygo Corp. (a)	8,667	136,072

		13,545,154

Energy Equipment & Services—1.9%
Basic Energy Services, Inc. (a) (b)	14,872	169,690
Bristow Group, Inc. (a)	17,989	965,290
C&J Energy Services, Inc. (a)	23,819	510,679
Cal Dive International, Inc. (a) (b)	50,687	87,689
Dawson Geophysical Co. (a)	5,124	135,171
Dril-Quip, Inc. (a)	21,257	1,552,824
Exterran Holdings, Inc. (a)	33,119	725,968
Forum Energy Technologies, Inc. (a)	12,683	313,904
Geospace Technologies Corp. (a)	6,866	610,181
Gulf Island Fabrication, Inc. (b)	7,812	187,722
Gulfmark Offshore, Inc. (a)	14,262	491,326
Helix Energy Solutions Group, Inc. (a)	55,982	1,155,468
Hercules Offshore, Inc. (a)	82,886	512,235
Hornbeck Offshore Services, Inc. (a)	18,781	644,940
ION Geophysical Corp. (a) (b)	68,572	446,404
Key Energy Services, Inc. (a)	80,293	558,036
Lufkin Industries, Inc. (b)	17,574	1,021,577
Matrix Service Co. (a)	14,196	163,254
Mitcham Industries, Inc. (a)	7,031	95,833
Natural Gas Services Group, Inc. (a)	6,643	109,078
Newpark Resources, Inc. (a) (b)	49,796	390,899
Parker Drilling Co. (a)	67,607	310,992
PHI, Inc. (a) (b)	7,440	249,166
Pioneer Energy Services Corp. (a)	31,825	231,049
RigNet, Inc. (a)	6,898	140,926
Tesco Corp. (a)	16,366	186,409
Tetra Technologies, Inc. (a)	39,068	296,526
Vantage Drilling Co. (a) (b)	106,150	194,254
Willbros Group, Inc. (a)	22,413	120,134

		12,577,624

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc.	20,162	1,070,602
Chefs’ Warehouse Holdings, LLC (a) (b)	6,163	97,437
Harris Teeter Supermarkets, Inc.	23,320	899,219
Ingles Markets, Inc. (b)	7,334	126,585
Nash Finch Co.	6,720	143,002
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	2,924	55,819
Pricesmart, Inc.	9,705	747,770
Rite Aid Corp. (a) (b)	354,324	481,881
Spartan Stores, Inc. (b)	11,884	182,538
SUPERVALU, Inc. (b)	113,610	280,617
Susser Holdings Corp. (a)	6,155	212,286
The Andersons, Inc.	10,396	445,989
The Pantry, Inc. (a)	12,441	150,909
United Natural Foods, Inc. (a)	25,510	1,367,081
Village Super Market, Inc.	4,726	155,296
Weis Markets, Inc. (b)	6,205	243,050

		6,660,081

Food Products—1.4%
Annie’s, Inc. (a)	3,181	$106,341
B&G Foods, Inc.	27,503	778,610
Boulder Brands, Inc. (a)	31,712	409,085
Cal-Maine Foods, Inc.	7,468	300,363
Calavo Growers, Inc. (b)	6,124	154,386
Chiquita Brands International, Inc. (a)	24,259	200,137
Darling International, Inc. (a)	60,621	972,361
Diamond Foods, Inc. (b)	11,661	159,406
Dole Food Co., Inc. (a)	20,253	232,302
Fresh Del Monte Produce, Inc. (a)	20,445	538,726
J&J Snack Foods Corp.	7,928	506,916
John B. Sanfilippo & Son, Inc.	4,642	84,391
Lancaster Colony Corp.	9,882	683,735
Limoneira Co.	4,954	96,058
Pilgrim’s Pride Corp. (a)	32,160	233,160
Post Holdings, Inc. (a)	12,851	440,147
Sanderson Farms, Inc.	11,409	542,498
Seneca Foods Corp. (a)	4,612	140,205
Snyders-Lance, Inc.	21,616	521,162
The Hain Celestial Group, Inc. (a) (b)	19,565	1,060,814
Tootsie Roll Industries, Inc. (b)	12,618	327,058
TreeHouse Foods, Inc. (a)	18,597	969,462

		9,457,323

Gas Utilities—0.9%
Chesapeake Utilities Corp. (b)	4,498	204,209
Delta Natural Gas Co., Inc. (b)	3,784	73,977
New Jersey Resources Corp. (b)	21,933	868,986
Northwest Natural Gas Co.	14,144	625,165
Piedmont Natural Gas Co., Inc.	37,459	1,172,841
South Jersey Industries, Inc.	15,904	800,448
Southwest Gas Corp.	23,934	1,015,041
The Laclede Group, Inc.	12,170	469,884
WGL Holdings, Inc.	26,917	1,054,877

		6,285,428

Health Care Equipment & Supplies—2.9%
Abaxis, Inc. (a)	12,234	453,881
ABIOMED, Inc. (a) (b)	16,820	226,397
Accuray, Inc. (a)	37,218	239,312
Align Technology, Inc. (a) (b)	38,046	1,055,777
Analogic Corp.	6,542	486,071
Angiodynamics, Inc. (a)	13,423	147,519
Antares Pharma, Inc. (a) (b)	58,477	222,797
ArthroCare Corp. (a)	14,508	501,832
Atrion Corp.	874	171,304
Cantel Medical Corp.	10,408	309,430
Cardiovascular Systems, Inc. (a)	8,814	110,616
Cerus Corp. (a) (b)	29,134	92,063
Conceptus, Inc. (a) (b)	16,733	351,560
Conmed Corp. (a)	13,957	390,098
CryoLife, Inc. (a)	17,220	107,281
Cyberonics, Inc. (a)	14,671	770,668
Cynosure, Inc. (a)	5,968	143,889
DexCom, Inc. (a)	35,316	480,651
Endologix, Inc. (a)	29,672	422,529

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Exactech, Inc. (a) (b)	5,322	$90,208
Greatbatch, Inc. (a)	12,931	300,516
Haemonetics Corp. (a)	26,522	1,083,159
HeartWare International, Inc. (a) (b)	7,532	632,311
ICU Medical, Inc. (a)	6,398	389,830
Insulet Corp. (a)	25,524	541,619
Integra LifeSciences Holdings Corp. (a)	10,937	426,215
Invacare Corp.	15,930	259,659
MAKO Surgical Corp. (a) (b)	19,333	248,816
Masimo Corp. (a)	26,648	559,875
Meridian Bioscience, Inc. (b)	22,552	456,678
Merit Medical Systems, Inc. (a)	21,638	300,768
Natus Medical, Inc. (a)	16,472	184,157
Navidea Biopharmaceuticals, Inc. (a) (b)	62,068	175,652
Neogen Corp. (a)	11,754	532,691
NuVasive, Inc. (a)	22,552	348,654
NxStage Medical, Inc. (a)	26,395	296,944
OraSure Technologies, Inc. (a)	29,491	211,745
Orthofix International NV (a)	9,598	377,489
Palomar Medical Technologies, Inc. (a)	11,206	103,207
PhotoMedex, Inc. (a) (b)	8,374	121,507
Quidel Corp. (a) (b)	13,903	259,569
Rockwell Medical Technologies, Inc. (a)	16,055	129,243
RTI Biologics, Inc. (a)	32,270	137,793
Solta Medical, Inc. (a) (b)	36,732	98,074
Spectranetics Corp. (a)	19,030	281,073
Staar Surgical Co. (a)	19,419	118,456
STERIS Corp.	29,805	1,035,128
SurModics, Inc. (a)	6,337	141,695
Symmetry Medical, Inc. (a)	21,060	221,551
Tornier NV (a)	8,318	139,659
Unilife Corp. (a) (b)	37,253	84,564
Vascular Solutions, Inc. (a)	9,953	157,257
Volcano Corp. (a) (b)	27,732	654,753
West Pharmaceutical Services, Inc. (b)	18,062	988,895
Wright Medical Group, Inc. (a)	20,976	440,286
Young Innovations, Inc.	3,398	133,915

		19,347,286

Health Care Providers & Services—2.7%
Acadia Healthcare Co., Inc. (a)	13,306	310,429
Accretive Health, Inc. (a)	30,305	350,326
Air Methods Corp. (a) (b)	20,526	757,204
Almost Family, Inc. (a)	4,862	98,504
Amedisys, Inc. (a)	18,591	209,520
AMN Healthcare Services, Inc. (a)	23,983	277,004
AmSurg Corp. (a)	17,693	530,967
Assisted Living Concepts, Inc. (a) (b)	10,628	103,623
Bio-Reference Labs, Inc. (a) (b)	12,716	364,822
BioScrip, Inc. (a)	24,999	269,239
Capital Senior Living Corp. (a)	14,260	266,519
Centene Corp. (a)	26,880	1,102,080
Chemed Corp. (b)	10,240	702,362
Corvel Corp. (a)	3,920	175,734
Cross Country Healthcare, Inc. (a)	16,522	79,306
Emeritus Corp. (a)	15,831	391,342

Health Care Providers & Services—(Continued)
ExamWorks Group, Inc. (a) (b)	14,017	$196,098
Five Star Quality Care, Inc. (a)	25,265	126,578
Gentiva Health Services, Inc. (a)	16,117	161,976
Hanger Orthopedic Group, Inc. (a)	17,356	474,860
Healthsouth Corp. (a)	50,404	1,064,028
Healthways, Inc. (a)	18,606	199,084
HMS Holdings Corp. (a)	44,959	1,165,337
IPC The Hospitalist Co., Inc. (a)	9,377	372,361
Kindred Healthcare, Inc. (a)	29,215	316,106
Landauer, Inc.	5,165	316,150
LHC Group, Inc. (a)	8,340	177,642
Magellan Health Services, Inc. (a)	13,818	677,082
Molina Healthcare, Inc. (a) (b)	16,104	435,774
MWI Veterinary Supply, Inc. (a)	6,571	722,810
National Healthcare Corp. (b)	5,246	246,667
National Research Corp.	1,527	82,763
Owens & Minor, Inc. (b)	33,804	963,752
PharMerica Corp. (a) (b)	17,146	244,159
PSS World Medical, Inc. (a)	27,282	787,904
Select Medical Holdings Corp. (a)	19,234	181,377
Sunrise Senior Living, Inc. (a)	31,165	448,153
Team Health Holdings, Inc. (a)	15,271	439,347
The Ensign Group, Inc.	9,427	256,320
The Providence Service Corp. (a)	7,703	130,874
Triple-S Management Corp. (a)	12,074	223,007
U.S. Physical Therapy, Inc. (a)	6,011	165,543
Universal American Corp. (a)	20,509	176,172
Vanguard Health Systems, Inc. (a)	16,940	207,515
WellCare Health Plans, Inc. (a)	22,057	1,073,955

		18,022,375

Health Care Technology—0.6%
athenahealth, Inc. (a)	18,964	1,392,906
Computer Programs & Systems, Inc. (b)	5,856	294,791
Epocrates, Inc. (a)	10,742	94,744
HealthStream, Inc. (a)	10,052	244,364
MedAssets, Inc. (a)	31,309	525,052
Medidata Solutions, Inc. (a)	11,401	446,805
Merge Healthcare, Inc. (a) (b)	29,111	71,904
Omnicell, Inc. (a)	16,926	251,690
Quality Systems, Inc. (b)	20,268	351,853
Vocera Communications, Inc. (a)	4,339	108,909

		3,783,018

Hotels, Restaurants & Leisure—3.0%
AFC Enterprises, Inc. (a)	12,829	335,222
Ameristar Casinos, Inc.	16,695	438,077
Biglari Holdings, Inc. (a)	605	235,962
BJ’s Restaurants, Inc. (a) (b)	13,550	445,795
Bloomin’ Brands, Inc. (a)	8,959	140,119
Bluegreen Corp. (a)	8,477	79,514
Bob Evans Farms, Inc. (b)	14,725	591,945
Boyd Gaming Corp. (a) (b)	29,447	195,528
Bravo Brio Restaurant Group, Inc. (a)	9,979	134,018
Buffalo Wild Wings, Inc. (a) (b)	10,005	728,564
Caesars Entertainment Corp. (a) (b)	22,018	152,365

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Caribou Coffee Co., Inc. (a) (b)	11,809	$191,188
CEC Entertainment, Inc.	9,410	312,318
Churchill Downs, Inc.	6,465	429,599
Chuy’s Holdings, Inc. (a) (b)	2,892	64,607
Cracker Barrel Old Country Store, Inc.	10,275	660,271
Denny’s Corp. (a)	50,069	244,337
DineEquity, Inc. (a)	8,015	537,005
Domino’s Pizza, Inc. (a)	30,959	1,348,264
Fiesta Restaurant Group, Inc. (a)	7,465	114,364
International Speedway Corp.	15,258	421,426
Interval Leisure Group, Inc. (a)	21,655	419,890
Jack in the Box, Inc. (a)	22,716	649,678
Jamba, Inc. (a)	39,716	88,964
Krispy Kreme Doughnuts, Inc. (a) (b)	34,392	322,597
Life Time Fitness, Inc. (a) (b)	22,025	1,083,850
Luby’s, Inc. (a)	11,930	79,812
Marcus Corp.	11,702	145,924
Marriott Vacations Worldwide Corp. (a)	14,288	595,381
Morgans Hotel Group Co. (a)	13,063	72,369
Multimedia Games Holding Co., Inc. (a)	15,847	233,109
Orient-Express Hotels, Ltd. (Class A) (a)	52,036	608,301
Papa John’s International, Inc. (a)	9,944	546,323
Pinnacle Entertainment, Inc. (a)	33,689	533,297
Red Robin Gourmet Burgers, Inc. (a)	8,024	283,167
Ruby Tuesday, Inc. (a)	34,631	272,200
Ruth’s Hospitality Group, Inc. (a)	17,912	130,220
Ryman Hospitality Properties (a)	16,770	644,974
Scientific Games Corp. (a)	29,648	257,048
SHFL Entertainment, Inc. (a)	29,393	426,198
Six Flags Entertainment Corp.	20,745	1,269,594
Sonic Corp. (a)	33,333	346,997
Speedway Motorsports, Inc. (b)	7,078	126,272
Summit Hotel Properties, Inc. (a)	20,878	198,341
Texas Roadhouse, Inc.	33,762	567,202
The Cheesecake Factory, Inc. (b)	27,959	914,818
Town Sports International Holdings, Inc. (a)	15,866	168,973
Vail Resorts, Inc.	18,297	989,685
WMS Industries, Inc. (a) (b)	29,436	515,130

		20,290,802

Household Durables—1.1%
American Greetings Corp. (b)	19,058	321,890
Bassett Furniture Industries, Inc.	6,778	84,522
Beazer Homes USA, Inc. (a) (b)	13,700	231,393
Blyth, Inc. (b)	5,088	79,118
Cavco Industries, Inc. (a) (b)	3,191	159,486
CSS Industries, Inc.	4,201	91,960
Ethan Allen Interiors, Inc.	12,159	312,608
Helen of Troy, Ltd. (a)	16,965	566,461
Hooker Furniture Corp. (b)	6,393	92,890
Hovnanian Enterprises, Inc. (a) (b)	56,064	392,448
iRobot Corp. (a)	14,746	276,340
KB Home (b)	39,875	630,025
La-Z-Boy, Inc. (a)	26,643	376,999
Libbey, Inc. (a)	10,247	198,280
M/I Homes, Inc. (a)	10,482	277,773

Household Durables—(Continued)
MDC Holdings, Inc.	19,869	$730,384
Meritage Homes Corp. (a)	16,435	613,847
National Presto Industries, Inc. (b)	2,572	177,725
Ryland Group, Inc.	23,729	866,109
Standard Pacific Corp. (a) (b)	57,653	423,750
Universal Electronics, Inc. (a)	7,461	144,370
Zagg, Inc. (a) (b)	14,281	105,108

		7,153,486

Household Products—0.2%
Central Garden & Pet Co. (a)	23,384	244,363
Harbinger Group, Inc. (a)	22,501	173,032
Spectrum Brands Holdings, Inc. (a)	12,344	554,616
WD-40 Co.	8,908	419,656

		1,391,667

Independent Power Producers & Energy Traders—0.1%
Atlantic Power Corp. (b)	60,001	685,811
Ormat Technologies, Inc. (b)	9,298	179,266

		865,077

Industrial Conglomerates—0.3%
Otter Tail Corp. (b)	19,686	492,150
Raven Industries, Inc.	18,658	491,825
Seaboard Corp.	171	432,609
Standex International Corp.	6,755	346,464
Tredegar Corp. (b)	13,367	272,954

		2,036,002

Insurance—2.3%
Alterra Capital Holdings, Ltd.	44,198	1,245,942
American Equity Investment Life Holding Co. (b)	31,130	380,097
American Safety Insurance Holdings Ltd. (a) (b)	5,779	109,339
AMERISAFE, Inc. (a)	9,298	253,371
Amtrust Financial Services, Inc. (b)	14,123	405,189
Argo Group International Holdings, Ltd.	14,239	478,288
Baldwin & Lyons, Inc. (Class B) (b)	4,133	98,613
Citizens, Inc. (a)	22,172	245,001
CNO Financial Group, Inc. (a)	104,166	971,869
Crawford & Co.	15,082	120,354
eHealth, Inc. (a)	9,723	267,188
Employers Holdings, Inc.	16,380	337,100
Enstar Group, Ltd. (a)	4,522	506,374
FBL Financial Group, Inc.	4,790	163,866
First American Financial Corp.	55,676	1,341,235
Global Indemnity plc (a)	6,518	144,243
Greenlight Capital Re, Ltd. (a)	15,207	350,978
Hallmark Financial Services (a)	8,143	76,463
Hilltop Holdings, Inc. (a)	23,109	312,896
Homeowners Choice, Inc. (b)	4,183	86,965
Horace Mann Educators Corp.	21,022	419,599
Infinity Property & Casualty Corp.	5,697	331,793
Kansas City Life Insurance Co. (b)	2,207	84,219

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Maiden Holdings, Ltd.	26,833	$246,595
Meadowbrook Insurance Group, Inc.	26,803	154,921
Montpelier Re Holdings, Ltd.	26,734	611,139
National Financial Partners Corp. (a) (b)	22,843	391,529
National Interstate Corp.	3,464	99,832
National Western Life Insurance Co.	1,212	191,181
OneBeacon Insurance Group, Ltd.	11,496	159,794
Platinum Underwriters Holdings, Ltd.	17,112	787,152
Primerica, Inc. (a)	22,749	682,697
RLI Corp.	11,278	729,235
Safety Insurance Group, Inc.	6,815	314,649
SeaBright Holdings, Inc.	12,481	138,165
Selective Insurance Group, Inc.	28,514	549,465
State Auto Financial Corp.	7,940	118,624
Stewart Information Services Corp. (b)	9,368	243,568
Symetra Financial Corp.	41,392	537,268
The Navigators Group, Inc. (a)	5,301	270,722
The Phoenix Cos., Inc. (a)	3,332	82,400
Tower Group, Inc.	18,115	321,904
United Fire Group, Inc.	9,732	212,547

		15,574,369

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a)	6,605	254,293
HSN, Inc.	18,273	1,006,477
Kayak Software Corp. (a)	2,069	82,181
NutriSystem, Inc. (b)	14,262	116,806
Overstock.com, Inc. (a)	6,730	96,306
PetMed Express, Inc. (b)	13,291	147,530
Shutterfly, Inc. (a) (b)	19,128	571,353
Vitacost.com, Inc. (a) (b)	14,862	100,764

		2,375,710

Internet Software & Services—2.1%
Angie’s List, Inc. (a)	19,034	228,218
Bankrate, Inc. (a)	24,648	306,868
Blucora, Inc. (a)	20,338	319,510
comScore, Inc. (a)	18,978	261,517
Constant Contact, Inc. (a)	15,503	220,298
Cornerstone OnDemand, Inc. (a)	17,998	531,481
CoStar Group, Inc. (a)	14,825	1,324,910
DealerTrack Holdings, Inc. (a)	21,354	613,287
Demand Media, Inc. (a) (b)	16,365	152,031
Demandware, Inc. (a)	4,179	114,170
Dice Holdings, Inc. (a)	25,094	230,363
Digital River, Inc. (a)	20,871	300,334
EarthLink, Inc.	52,967	342,167
Envestnet, Inc. (a)	9,919	138,370
ExactTarget, Inc. (a)	6,048	120,960
Internap Network Services Corp. (a) (b)	29,790	206,743
IntraLinks Holdings, Inc. (a) (b)	16,559	102,169
j2 Global, Inc. (b)	23,846	729,211
Keynote Systems, Inc.	7,039	99,179
Limelight Networks, Inc. (a) (b)	35,160	78,055
Liquidity Services, Inc. (a) (b)	12,493	510,464
LivePerson, Inc. (a)	29,330	385,396

Internet Software & Services—(Continued)
LogMeIn, Inc. (a)	11,813	$264,729
Market Leader, Inc. (a)	12,627	82,707
Millennial Media, Inc. (a)	6,704	84,001
Monster Worldwide, Inc. (a) (b)	64,337	361,574
Move, Inc. (a)	21,815	165,576
NIC, Inc. (a)	33,146	541,606
OpenTable, Inc. (a)	12,199	595,311
Perficient, Inc. (a)	17,369	204,607
QuinStreet, Inc. (a)	18,139	121,894
RealNetworks, Inc. (a)	11,617	87,825
Responsys, Inc. (a)	19,337	115,249
Saba Software, Inc. (a)	14,832	129,632
SciQuest, Inc. (a)	9,755	154,714
SPS Commerce, Inc. (a)	5,799	216,129
Stamps.com, Inc. (a)	7,841	197,593
support.com, Inc. (a)	27,508	114,983
The Active Network, Inc. (a) (b)	20,830	102,275
Travelzoo, Inc. (a)	3,283	62,344
United Online, Inc.	48,001	268,326
ValueClick, Inc. (a) (b)	38,013	737,832
VistaPrint NV (a) (b)	17,948	589,771
Vocus, Inc. (a) (b)	11,209	194,812
Web.com Group, Inc. (a) (b)	18,795	278,166
WebMD Health Corp. (a)	27,021	387,481
XO Group, Inc. (a)	17,057	158,630
Yelp, Inc. (a) (b)	5,390	101,601
Zix Corp. (a)	36,710	102,788

		13,737,857

IT Services—1.8%
Acxiom Corp. (a)	42,046	734,123
CACI International, Inc. (a) (c)	11,906	655,187
Cardtronics, Inc. (a)	23,495	557,771
Cass Information Systems, Inc. (b)	5,928	250,162
Ciber, Inc. (a)	48,920	163,393
Computer Task Group, Inc. (a)	8,399	153,114
Convergys Corp. (a) (b)	56,794	931,990
CSG Systems International, Inc. (a)	18,310	332,876
Echo Global Logistics, Inc. (a) (b)	8,016	144,047
Euronet Worldwide, Inc. (a)	26,285	620,326
ExlService Holdings, Inc. (a) (b)	12,486	330,879
Forrester Research, Inc. (a)	7,965	213,462
Global Cash Access Holdings, Inc. (a)	35,379	277,371
Heartland Payment Systems, Inc. (b)	20,734	611,653
iGate Corp.	16,029	252,777
Lionbridge Technologies, Inc. (a)	32,603	131,064
Mantech International Corp. (a) (b)	12,440	322,694
MAXIMUS, Inc.	18,132	1,146,305
MoneyGram International, Inc. (a)	11,813	156,995
PRGX Global, Inc. (a) (b)	11,006	70,989
Sapient Corp. (a)	65,431	690,951
ServiceSource International, Inc. (a)	26,479	154,902
Syntel, Inc.	7,981	427,702
TeleTech Holdings, Inc. (a)	10,669	189,908
TNS, Inc. (a)	13,622	282,384
Unisys Corp. (a)	22,919	396,499

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
Virtusa Corp. (a)	8,711	$143,122
WEX, Inc. (a)	20,582	1,551,265

		11,893,911

Leisure Equipment & Products—0.5%
Arctic Cat, Inc. (a)	6,783	226,484
Black Diamond, Inc. (a)	10,974	89,987
Brunswick Corp.	46,462	1,351,580
Callaway Golf Co. (b)	35,357	229,820
Jakks Pacific, Inc. (a)	10,453	130,872
Leapfrog Enterprises, Inc. (a) (b)	27,398	236,445
Smith & Wesson Holding Corp. (a) (b)	32,012	270,181
Steinway Musical Instruments, Inc. (a)	3,417	72,270
Sturm Ruger & Co., Inc. (b)	10,261	465,849

		3,073,488

Life Sciences Tools & Services—0.4%
Accelrys, Inc. (a)	31,619	286,152
Affymetrix, Inc. (a) (b) (c)	41,239	130,728
Cambrex Corp. (a)	15,180	172,748
Fluidigm Corp. (a) (b)	11,332	162,161
Furiex Pharmaceuticals, Inc. (a)	5,616	108,164
Luminex Corp. (a) (b)	22,267	373,195
PAREXEL International Corp. (a)	31,915	944,365
Sequenom, Inc. (a) (b)	62,512	295,057

		2,472,570

Machinery—3.5%
3D Systems Corp. (a) (b)	24,737	1,319,719
Accuride Corp. (a) (b)	17,506	56,194
Actuant Corp.	38,370	1,070,907
Alamo Group, Inc.	3,532	115,284
Albany International Corp.	15,229	345,394
Altra Holdings, Inc. (a)	14,458	318,799
American Railcar Industries, Inc. (a)	5,478	173,817
AMPCO-Pittsburgh Corp.	4,489	89,690
Astec Industries, Inc. (a)	10,141	338,000
Badger Meter, Inc. (b)	8,245	390,895
Barnes Group, Inc.	28,216	633,731
Blount International, Inc. (a)	25,829	408,615
Briggs & Stratton Corp. (b)	26,533	559,316
Cascade Corp. (b)	4,728	304,010
Chart Industries, Inc. (a)	15,809	1,053,986
CIRCOR International, Inc.	9,435	373,532
CLARCOR, Inc.	25,257	1,206,779
Columbus McKinnon Corp. (a)	11,301	186,693
Commercial Vehicle Group, Inc. (a)	13,330	109,439
Douglas Dynamics, Inc.	9,877	142,130
Dynamic Materials Corp.	7,259	100,900
Energy Recovery, Inc. (a)	24,717	84,038
EnPro Industries, Inc. (a) (b)	11,049	451,904
ESCO Technologies, Inc.	13,728	513,565
Federal Signal Corp.	34,181	260,117
Flow International Corp. (a)	26,186	91,651
FreightCar America, Inc.	7,047	157,994

Machinery—(Continued)
Graham Corp.	5,399	$105,281
Greenbrier Cos., Inc. (a) (b)	10,503	169,834
Hurco Cos., Inc. (a)	3,337	76,751
Hyster-Yale Materials Handling, Inc. (a)	6,234	304,219
John Bean Technologies Corp.	15,202	270,140
Kadant, Inc. (a)	6,825	180,931
Kaydon Corp.	17,495	418,655
LB Foster Co. (a)	5,476	237,877
Lindsay Corp. (b)	6,769	542,332
Lydall, Inc. (a)	9,530	136,660
Meritor, Inc. (a)	50,463	238,690
Met-Pro Corp. (b)	8,159	79,061
Middleby Corp. (a)	9,748	1,249,791
Miller Industries, Inc.	6,185	94,321
Mueller Industries, Inc.	10,622	531,419
Mueller Water Products, Inc.	86,085	482,937
NACCO Industries, Inc.	3,117	189,171
NN, Inc. (a)	9,533	87,322
PMFG, Inc. (a) (b)	11,583	105,289
Proto Labs, Inc. (a)	2,771	109,233
RBC Bearings, Inc. (a)	11,531	577,357
Rexnord Corp. (a)	16,151	344,016
Robbins & Myers, Inc.	19,682	1,170,095
Sauer-Danfoss, Inc. (a) (b)	6,354	339,113
Sun Hydraulics Corp.	10,558	275,353
Tennant Co.	10,316	453,388
The Gorman-Rupp Co.	8,265	246,545
Titan International, Inc. (b)	25,325	550,059
Trimas Corp. (a)	17,187	480,549
Twin Disc, Inc.	4,666	81,328
Wabash National Corp. (a)	36,570	328,033
Watts Water Technologies, Inc.	14,669	630,620
Woodward, Inc.	36,510	1,392,126

		23,335,595

Media—1.2%
Arbitron, Inc.	14,461	675,040
Ascent Media Corp. (a)	7,902	489,450
Belo Corp.	47,497	364,302
Carmike Cinemas, Inc. (a)	9,982	149,730
Central European Media Enterprises, Ltd. (a) (b)	18,980	116,347
Cumulus Media, Inc. (a) (b)	32,584	86,999
Digital Generation, Inc. (a) (b)	16,894	183,469
Entercom Communications Corp. (a) (b)	14,538	101,475
EW Scripps Co. (a)	16,943	183,154
Fisher Communications, Inc. (a) (b)	4,050	109,310
Harte-Hanks, Inc.	27,990	165,141
Journal Communications, Inc. (a)	24,659	133,405
LIN TV Corp. (a)	18,170	136,820
Lions Gate Entertainment Corp. (a) (b)	45,231	741,788
Live Nation Entertainment, Inc. (a)	76,098	708,472
MDC Partners, Inc.	12,989	146,776
Meredith Corp. (b)	18,827	648,590
National CineMedia, Inc.	28,435	401,787
Rentrak Corp. (a)	5,237	102,069

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
Saga Communications, Inc. (a)	2,140	$99,510
Scholastic Corp. (b)	14,077	416,116
Sinclair Broadcast Group, Inc. (a)	25,619	323,312
The McClatchy Co. (a)	33,172	108,473
The New York Times Co. (Class A) (a) (b)	71,072	606,244
Valassis Communications, Inc. (a) (b)	20,868	537,977
World Wrestling Entertainment, Inc. (b)	13,534	106,783

		7,842,539

Metals & Mining—1.5%
A.M. Castle & Co. (a) (b)	9,250	136,622
AK Steel Holding Corp. (b)	71,789	330,229
AMCOL International Corp. (b)	12,772	391,845
Century Aluminum Co. (a) (b)	26,722	234,085
Coeur d’Alene Mines Corp. (a)	46,932	1,154,527
General Moly, Inc. (a)	38,035	152,520
Globe Specialty Metals, Inc.	33,146	455,757
Gold Reserve, Inc. (a) (b)	28,952	95,831
Gold Resource Corp. (a) (b)	17,156	264,374
Golden Minerals Co. (a) (b)	16,074	73,780
Golden Star Resources, Ltd. (a) (b)	138,555	254,941
Haynes International, Inc.	6,653	345,091
Hecla Mining Co. (a) (b)	149,030	868,845
Horsehead Holding Corp. (a)	24,392	249,042
Kaiser Aluminum Corp.	10,274	633,803
Materion Corp. (a)	10,677	275,253
McEwen Mining, Inc. (a) (b)	116,387	445,762
Metals USA Holdings Corp. (a)	6,746	117,988
Midway Gold Corp. (a) (b)	64,682	89,908
Noranda Aluminum Holding Corp. (a)	18,305	111,844
Olympic Steel, Inc. (b)	4,963	109,881
Paramount Gold & Silver Corp. (a) (b)	60,688	140,796
RTI International Metals, Inc. (a) (b)	16,034	441,897
Schnitzer Steel Industries, Inc. (b)	13,529	410,335
Stillwater Mining Co. (a)	61,243	782,686
SunCoke Energy, Inc. (a)	37,652	586,995
U.S. Silica Holdings, Inc. (a) (b)	6,595	110,334
Universal Stainless & Alloy (a)	4,303	158,221
Vista Gold Corp. (a) (b)	32,891	88,806
Worthington Industries, Inc. (b)	26,842	697,624

		10,209,622

Multi-Utilities—0.4%
Avista Corp.	30,460	734,391
Black Hills Corp.	23,069	838,328
CH Energy Group, Inc.	7,302	476,236
NorthWestern Corp.	19,221	667,545

		2,716,500

Multiline Retail—0.2%
Fred’s, Inc.	22,557	300,234
Saks, Inc. (a) (b)	59,754	628,014
The Bon-Ton Stores, Inc. (b)	7,424	89,979
Tuesday Morning Corp. (a)	24,016	150,100

		1,168,327

Oil, Gas & Consumable Fuels—3.7%
Abraxas Petroleum Corp. (a) (b)	44,174	$96,741
Alon USA Energy, Inc.	5,924	107,165
Apco Oil & Gas International, Inc.	4,986	61,378
Approach Resources, Inc. (a) (b)	17,593	440,001
Arch Coal, Inc.	112,763	825,425
Berry Petroleum Co. (b)	27,109	909,507
Bill Barrett Corp. (a) (b)	24,966	444,145
Bonanza Creek Energy, Inc. (a)	4,678	130,002
BPZ Resources, Inc. (a) (b)	51,873	163,400
Callon Petroleum Co. (a)	21,070	99,029
Carrizo Oil & Gas, Inc. (a) (b)	20,013	418,672
Clayton Williams Energy, Inc. (a)	3,222	128,880
Clean Energy Fuels Corp. (a) (b)	35,238	438,713
Cloud Peak Energy, Inc. (a)	31,583	610,499
Comstock Resources, Inc. (a) (b)	24,676	373,348
Contango Oil & Gas Co. (a)	6,514	275,933
Crosstex Energy, Inc. (a)	21,727	311,565
CVR Energy, Inc. (a)	8,604	419,789
Delek U.S. Holdings, Inc.	8,833	223,652
Diamondback Energy, Inc. (a)	9,479	181,238
Endeavour International Corp. (a) (b)	25,941	134,374
Energy XXI Bermuda, Ltd. (b)	41,757	1,344,158
EPL Oil & Gas, Inc. (a)	15,648	352,862
Evolution Petroleum Corp. (a)	9,398	76,406
Forest Oil Corp. (a)	62,998	421,457
Frontline, Ltd. (b)	26,706	87,062
FX Energy, Inc. (a) (b)	29,231	120,139
GasLog, Ltd. (a)	14,308	177,848
Goodrich Petroleum Corp. (a) (b)	13,200	123,024
Green Plains Renewable Energy, Inc. (a)	14,691	116,206
Gulfport Energy Corp. (a)	29,695	1,134,943
Halcon Resources Corp. (a)	59,556	412,128
Harvest Natural Resources, Inc. (a)	18,713	169,727
KiOR, Inc. (a) (b)	14,700	94,227
Kodiak Oil & Gas Corp. (a)	137,587	1,217,645
Magnum Hunter Resources Corp. (a) (b)	79,270	316,287
McMoRan Exploration Co. (a)	54,057	867,615
Midstates Petroleum Co., Inc. (a)	14,458	99,616
Nordic American Tanker Shipping (b)	28,173	246,514
Northern Oil & Gas, Inc. (a)	32,713	550,233
Oasis Petroleum, Inc. (a)	42,330	1,346,094
Panhandle Oil & Gas, Inc. (b)	3,108	87,739
PDC Energy, Inc. (a)	15,954	529,832
Penn Virginia Corp.	25,144	110,885
PetroQuest Energy, Inc. (a)	28,823	142,674
Quicksilver Resources, Inc. (a) (b)	63,538	181,719
Rentech, Inc. (a)	119,980	315,547
Resolute Energy Corp. (a)	23,915	194,429
Rex Energy Corp. (a)	22,443	292,208
Rosetta Resources, Inc. (a)	28,068	1,273,164
Sanchez Energy Corp. (a) (b)	7,018	126,324
Scorpio Tankers, Inc. (a)	30,087	213,919
SemGroup Corp. (a)	21,575	843,151
Ship Finance International, Ltd. (b)	23,811	395,977
Solazyme, Inc. (a) (b)	17,735	139,397
Stone Energy Corp. (a)	25,118	515,421
Swift Energy Co. (a)	22,073	339,703

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Synergy Resources Corp. (a)	23,066	$124,326
Targa Resources Corp.	15,411	814,317
Teekay Tankers, Ltd. (b)	28,777	83,453
Triangle Petroleum Corp. (a) (b)	22,250	133,277
Uranium Energy Corp. (a) (b)	40,569	103,857
Vaalco Energy, Inc. (a)	28,122	243,255
W&T Offshore, Inc. (b)	18,499	296,539
Warren Resources, Inc. (a)	41,839	117,568
Western Refining, Inc. (a)	30,756	867,012

		24,553,340

Paper & Forest Products—0.8%
Buckeye Technologies, Inc. (a)	21,132	606,700
Clearwater Paper Corp. (a)	12,752	499,368
Deltic Timber Corp. (b)	6,001	423,791
KapStone Paper & Packaging Corp. (a)	21,154	469,407
Louisiana-Pacific Corp. (a)	72,939	1,409,182
Neenah Paper, Inc.	7,745	220,500
PH Glatfelter Co.	21,278	371,939
Resolute Forest Products, Inc. (a)	44,358	587,300
Schweitzer-Mauduit International, Inc.	16,308	636,501
Wausau Paper Corp. (a)	23,588	204,272

		5,428,960

Personal Products—0.3%
Elizabeth Arden, Inc. (a) (b)	13,201	594,177
Inter Parfums, Inc.	8,191	159,397
Medifast, Inc. (a)	7,275	191,987
Nature’s Sunshine Products, Inc. (a)	5,787	83,796
Nutraceutical International Corp. (a)	5,375	88,902
Prestige Brands Holdings, Inc. (a)	26,054	521,862
Revlon, Inc. (a)	6,172	89,494
The Female Health Co. (b)	11,310	81,206
USANA Health Sciences, Inc. (a) (b)	3,383	111,402

		1,922,223

Pharmaceuticals—1.3%
Akorn, Inc. (a) (b)	27,920	373,011
Auxilium Pharmaceuticals, Inc. (a)	24,788	459,322
AVANIR Pharmaceuticals, Inc. (a) (b)	74,656	196,345
Cadence Pharmaceuticals, Inc. (a) (b)	28,947	138,656
Depomed, Inc. (a) (b)	31,001	191,896
Endocyte, Inc. (a) (b)	16,647	149,490
Hi-Tech Pharmacal Co., Inc. (a) (b)	6,764	236,605
Impax Laboratories, Inc. (a)	33,899	694,591
Jazz Pharmaceuticals plc (a)	22,028	1,171,890
MAP Pharmaceuticals, Inc. (a) (b)	16,072	252,491
Nektar Therapeutics (a) (b)	61,506	455,759
Obagi Medical Products, Inc. (a)	10,682	145,168
Omeros Corp. (a) (b)	12,416	64,439
Optimer Pharmaceuticals, Inc. (a) (b)	25,010	226,340
Pacira Pharmaceuticals, Inc. (a) (b)	10,217	178,491
Pozen, Inc. (a)	15,851	79,414
Questcor Pharmaceuticals, Inc. (a) (b)	28,104	750,939
Repros Therapeutics, Inc. (a)	8,726	137,435

Pharmaceuticals—(Continued)
Sagent Pharmaceuticals, Inc. (a)	5,365	$86,323
Santarus, Inc. (a)	31,685	347,901
The Medicines Co. (a)	29,350	703,519
Viropharma, Inc. (a)	35,430	806,387
Vivus, Inc. (a) (b)	52,768	708,147
XenoPort, Inc. (a) (b)	20,130	156,410

		8,710,969

Professional Services—1.2%
Acacia Research Corp. (a)	26,332	675,416
Barrett Business Services, Inc.	3,901	148,589
CBIZ, Inc. (a) (b)	20,130	118,968
CDI Corp.	7,746	132,689
CRA International, Inc. (a)	6,362	125,777
Exponent, Inc. (a)	7,150	399,184
Franklin Covey Co. (a)	8,243	106,335
FTI Consulting, Inc. (a)	21,878	721,974
GP Strategies Corp. (a)	8,646	178,540
Heidrick & Struggles International, Inc.	9,634	147,015
Hudson Global, Inc. (a)	18,552	83,113
Huron Consulting Group, Inc. (a)	11,680	393,499
ICF International, Inc. (a)	10,002	234,447
Insperity, Inc.	12,162	395,995
Kelly Services, Inc. (Class A)	14,944	235,218
Kforce, Inc. (a)	16,944	242,807
Korn/Ferry International (a)	24,691	391,599
Mistras Group, Inc. (a)	8,222	203,001
Navigant Consulting, Inc. (a)	27,414	305,940
Odyssey Marine Exploration, Inc. (a) (b)	34,854	103,516
On Assignment, Inc. (a)	22,889	464,189
Resources Connection, Inc. (a)	20,687	247,003
RPX Corp. (a)	11,444	103,454
The Advisory Board Co. (a)	18,149	849,192
The Corporate Executive Board Co.	17,121	812,563
TrueBlue, Inc. (a)	19,573	308,275

		8,128,298

Real Estate Investment Trusts—7.7%
Acadia Realty Trust	26,472	663,918
AG Mortgage Investment Trust, Inc.	12,218	286,879
Agree Realty Corp.	6,955	186,324
Alexander’s, Inc.	1,140	377,112
American Assets Trust, Inc.	17,413	486,345
American Capital Mortgage Investment Corp.	19,420	457,729
American Realty Capital Trust, Inc.	79,357	916,573
Anworth Mortgage Asset Corp.	71,422	412,819
Apollo Commercial Real Estate Finance, Inc. (b)	12,627	204,936
ARMOUR Residential REIT, Inc.	156,700	1,013,849
Ashford Hospitality Trust, Inc.	26,955	283,297
Associated Estates Realty Corp.	26,435	426,132
CapLease, Inc. (b)	32,653	181,877
Capstead Mortgage Corp.	52,173	598,424
Cedar Shopping Centers, Inc.	29,807	157,381
Chatham Lodging Trust (a)	7,033	108,168
Chesapeake Lodging Trust	20,918	436,768

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Colonial Properties Trust	45,983	$982,657
Colony Financial, Inc.	27,611	538,414
Cousins Properties, Inc.	48,936	408,616
CreXus Investment Corp.	35,987	440,841
CubeSmart	65,063	947,968
CYS Investments, Inc.	92,035	1,086,933
DCT Industrial Trust, Inc. (b)	131,983	856,570
DiamondRock Hospitality Co.	99,299	893,691
DuPont Fabros Technology, Inc. (b)	32,563	786,722
Dynex Capital, Inc. (b)	28,987	273,637
EastGroup Properties, Inc.	15,137	814,522
Education Realty Trust, Inc.	59,817	636,453
EPR Properties	24,953	1,150,583
Equity One, Inc.	27,591	579,687
Excel Trust, Inc.	23,675	299,962
FelCor Lodging Trust, Inc. (a)	65,654	306,604
First Industrial Realty Trust, Inc. (a)	51,548	725,796
First Potomac Realty Trust	26,546	328,109
Franklin Street Properties Corp.	37,474	461,305
Getty Realty Corp. (b)	13,375	241,553
Gladstone Commercial Corp. (b)	5,368	96,356
Glimcher Realty Trust	73,142	811,145
Government Properties Income Trust (b)	22,907	549,081
Gramercy Capital Corp. (a)	26,297	77,313
Healthcare Realty Trust, Inc.	44,963	1,079,562
Hersha Hospitality Trust	84,543	422,715
Highwoods Properties, Inc.	40,796	1,364,626
Hudson Pacific Properties, Inc.	19,339	407,279
Inland Real Estate Corp.	40,919	342,901
Invesco Mortgage Capital, Inc.	61,152	1,205,306
Investors Real Estate Trust	46,122	402,645
iStar Financial, Inc. (a) (b)	42,568	346,929
JAVELIN Mortgage Investment Corp.	5,845	111,581
Kite Realty Group Trust	35,227	196,919
LaSalle Hotel Properties	44,800	1,137,472
Lexington Realty Trust (b)	68,921	720,224
LTC Properties, Inc.	16,356	575,568
Medical Properties Trust, Inc. (b)	70,870	847,605
Monmouth Real Estate Investment Corp.	21,915	227,039
National Health Investors, Inc. (b)	12,867	727,372
New York Mortgage Trust, Inc. (b)	26,978	170,501
NorthStar Realty Finance Corp.	85,601	602,631
Omega Healthcare Investors, Inc.	58,212	1,388,356
One Liberty Properties, Inc.	6,290	127,624
Parkway Properties, Inc.	11,643	162,886
Pebblebrook Hotel Trust	30,416	702,610
Pennsylvania Real Estate Investment Trust	29,782	525,354
Pennymac Mortgage Investment Trust	31,188	788,745
Potlatch Corp.	21,362	837,177
PS Business Parks, Inc.	10,027	651,554
RAIT Financial Trust	27,383	154,714
Ramco-Gershenson Properties Trust	24,296	323,380
Redwood Trust, Inc.	42,013	709,600
Resource Capital Corp.	52,872	296,083
Retail Opportunity Investments Corp. (b)	26,692	343,259
RLJ Lodging Trust	56,585	1,096,051
Rouse Properties, Inc. (b)	12,233	206,982

Real Estate Investment Trusts—(Continued)
Sabra Healthcare REIT, Inc.	19,024	$413,201
Saul Centers, Inc.	4,164	178,178
Select Income REIT	5,696	141,090
Sovran Self Storage, Inc.	15,414	957,209
Spirit Realty Capital, Inc. (b)	19,530	347,243
STAG Industrial, Inc.	16,802	301,932
Starwood Property Trust, Inc.	71,318	1,637,461
Strategic Hotels & Resorts, Inc. (a)	88,938	569,203
Sun Communities, Inc.	15,586	621,726
Sunstone Hotel Investors, Inc. (a)	72,446	775,897
Terreno Realty Corp.	5,586	86,248
Two Harbors Investment Corp.	153,251	1,698,021
UMH Properties, Inc.	6,908	71,360
Universal Health Realty Income Trust	6,109	309,176
Urstadt Biddle Properties, Inc.	13,207	259,914
Walter Investment Management Corp.	19,069	820,348
Washington Real Estate Investment Trust (b)	34,852	911,380
Western Asset Mortgage Capital Corp. (a)	10,783	213,180
Whitestone REIT (b)	5,924	83,232
Winthrop Realty Trust	15,621	172,612

		51,264,910

Real Estate Management & Development—0.3%
AV Homes, Inc. (a) (b)	5,738	81,594
Campus Crest Communities, Inc.	20,879	255,977
Consolidated-Tomoka Land Co. (b)	2,461	76,316
Coresite Realty Corp.	10,812	299,060
Forestar Group, Inc. (a)	19,634	340,257
Kennedy-Wilson Holdings, Inc. (b)	23,161	323,791
Tejon Ranch Co. (a)	7,566	212,453
Thomas Properties Group, Inc.	18,418	99,641

		1,689,089

Road & Rail—1.1%
Amerco, Inc. (a)	4,634	587,638
Arkansas Best Corp. (b)	13,889	132,640
Avis Budget Group, Inc. (a)	55,465	1,099,316
Celadon Group, Inc. (a)	9,437	170,527
Genesee & Wyoming, Inc. (a)	23,067	1,754,937
Heartland Express, Inc. (b)	25,939	339,023
Knight Transportation, Inc.	31,823	465,570
Marten Transport, Ltd. (a)	8,816	162,126
Old Dominion Freight Line, Inc. (a)	36,876	1,264,109
Patriot Transportation Holding, Inc. (a) (b)	3,479	98,908
Roadrunner Transportation Systems, Inc. (a)	5,875	106,572
Saia, Inc. (a)	7,890	182,417
Swift Transportation Co. (a)	41,048	374,358
Werner Enterprises, Inc.	23,073	499,992
Zipcar, Inc. (a) (b)	14,928	123,007

		7,361,140

Semiconductors & Semiconductor Equipment—3.3%
Advanced Energy Industries, Inc. (a)	22,569	311,678
Alpha & Omega Semiconductor, Ltd. (a) (b)	8,544	71,770
Amkor Technology, Inc. (a) (b)	47,264	200,872

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
ANADIGICS, Inc. (a)	41,049	$103,443
Applied Micro Circuits Corp. (a)	32,651	274,268
ATMI, Inc. (a)	16,612	346,859
Axcelis Technologies, Inc. (a)	63,521	88,294
Brooks Automation, Inc. (a)	36,289	292,126
Cabot Microelectronics Corp. (a) (b)	12,507	444,124
Cavium, Inc. (a) (b)	26,390	823,632
CEVA, Inc. (a)	13,754	216,626
Cirrus Logic, Inc. (a)	34,194	990,600
Cohu, Inc.	11,848	128,432
Cymer, Inc. (a)	16,143	1,459,811
Diodes, Inc. (a)	18,315	317,765
Entegris, Inc. (a)	70,530	647,465
Entropic Communications, Inc. (a)	44,392	234,834
Exar Corp. (a) (c)	20,123	179,095
First Solar, Inc. (a) (b)	32,144	992,607
FormFactor, Inc. (a) (c)	27,182	123,950
GT Advanced Technologies, Inc. (a) (b)	65,230	196,995
Hittite Microwave Corp. (a)	16,228	1,007,759
Inphi Corp. (a)	10,631	101,845
Integrated Device Technology, Inc. (a)	71,433	521,461
Integrated Silicon Solution, Inc. (a)	14,137	127,233
International Rectifier Corp. (a) (b)	36,726	651,152
Intersil Corp.	67,656	560,868
IXYS Corp. (a)	13,771	125,867
Kopin Corp. (a) (b)	34,528	114,978
Lattice Semiconductor Corp. (a)	61,578	245,696
LTX-Credence Corp. (a)	26,473	173,663
MEMC Electronic Materials, Inc. (a)	124,410	399,356
Micrel, Inc. (b)	25,489	242,145
Microsemi Corp. (a)	47,110	991,194
Mindspeed Technologies, Inc. (a)	21,026	98,402
MIPS Technologies, Inc. (a)	25,612	200,286
MKS Instruments, Inc.	27,174	700,546
Monolithic Power Systems, Inc. (a)	16,249	362,028
Nanometrics, Inc. (a)	12,771	184,158
NVE Corp. (a)	2,605	144,551
OmniVision Technologies, Inc. (a)	26,397	371,670
PDF Solutions, Inc. (a)	13,439	185,189
Pericom Semiconductor Corp. (a)	14,116	113,351
Photronics, Inc. (a)	30,362	180,958
PLX Technology, Inc. (a)	23,066	83,730
Power Integrations, Inc. (b)	14,941	502,167
Rambus, Inc. (a)	59,232	289,052
RF Micro Devices, Inc. (a)	144,045	645,322
Rudolph Technologies, Inc. (a) (b)	18,288	245,974
Semtech Corp. (a)	34,355	994,577
Sigma Designs, Inc. (a)	17,366	89,435
Silicon Image, Inc. (a)	41,704	206,852
Spansion, Inc. (a)	26,069	362,620
SunPower Corp. (a)	22,265	125,129
Supertex, Inc. (a)	7,844	137,662
Tessera Technologies, Inc. (a)	27,229	447,100
TriQuint Semiconductor, Inc. (a) (c)	89,840	434,826
Ultra Clean Holdings (a)	13,300	65,303
Ultratech, Inc. (a)	13,618	507,951
Veeco Instruments, Inc. (a)	20,425	602,946

Semiconductors & Semiconductor Equipment—(Continued)
Volterra Semiconductor Corp. (a)	14,930	$256,348

		22,246,596

Software—3.5%
ACI Worldwide, Inc. (a)	21,027	918,670
Actuate Corp. (a)	24,071	134,798
Advent Software, Inc. (a)	16,892	361,151
American Software, Inc.	12,761	99,025
Aspen Technology, Inc. (a)	49,523	1,368,816
Blackbaud, Inc.	24,124	550,751
Bottomline Technologies, Inc. (a)	19,170	505,896
BroadSoft, Inc. (a)	14,701	534,087
Callidus Software, Inc. (a) (b)	15,535	70,529
CommVault Systems, Inc. (a)	23,645	1,648,293
Comverse Technology, Inc. (a)	118,727	455,912
Comverse, Inc. (a)	11,872	338,708
Digimarc Corp. (a)	3,740	77,418
Ebix, Inc. (a) (b)	16,296	261,877
Ellie Mae, Inc. (a)	13,561	376,318
Eloqua, Inc. (a)	7,655	180,581
EPIQ Systems, Inc. (a) (b)	17,942	229,299
ePLUS, Inc. (a)	2,282	94,338
Fair Isaac Corp.	17,395	731,112
FleetMatics Group plc (a) (b)	6,288	158,206
Glu Mobile, Inc. (a) (b)	27,404	62,755
Guidance Software, Inc. (a)	8,222	97,595
Guidewire Software, Inc. (a)	10,413	309,474
Imperva, Inc. (a) (b)	5,330	168,055
Infoblox, Inc. (a)	5,070	91,108
Interactive Intelligence Group (a)	7,901	265,000
Jive Software, Inc. (a)	9,541	138,631
Manhattan Associates, Inc. (a)	10,927	659,335
Mentor Graphics Corp. (a)	49,891	849,145
MicroStrategy, Inc. (a)	4,507	420,864
Monotype Imaging Holdings, Inc. (a)	18,530	296,109
Netscout Systems, Inc. (a)	19,351	502,932
Parametric Technology Corp. (a) (c)	62,200	1,400,122
Pegasystems, Inc.	10,335	234,398
Progress Software Corp. (a)	32,680	685,953
PROS Holdings, Inc. (a)	11,234	205,470
QLIK Technologies, Inc. (a)	45,192	981,570
RealD, Inc. (a) (b)	23,798	266,776
RealPage, Inc. (a) (b)	19,164	413,367
Sourcefire, Inc. (a) (b)	15,673	740,079
SS&C Technologies Holdings, Inc. (a)	18,097	418,403
Synchronoss Technologies, Inc. (a)	13,691	288,743
Take-Two Interactive Software, Inc. (a)	41,777	459,965
Tangoe, Inc. (a)	15,994	189,849
TiVo, Inc. (a)	63,638	784,020
Tyler Technologies, Inc. (a)	15,306	741,423
Ultimate Software Group, Inc. (a) (b)	14,086	1,329,859
VASCO Data Security International, Inc. (a) (b)	15,031	122,653
Verint Systems, Inc. (a)	10,973	322,167
VirnetX Holding Corp. (a) (b)	22,272	652,124
Websense, Inc. (a)	19,110	287,414

		23,481,143

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—3.3%
Aeropostale, Inc. (a)	41,826	$544,156
America’s Car-Mart, Inc. (a)	5,173	209,610
ANN, Inc. (a)	25,503	863,022
Asbury Automotive Group, Inc. (a)	13,871	444,288
Barnes & Noble, Inc. (a) (b)	15,046	227,044
Bebe Stores, Inc.	19,159	76,444
Big 5 Sporting Goods Corp.	10,090	132,179
Body Central Corp. (a)	7,181	71,523
Brown Shoe Co., Inc.	23,566	432,907
Cabela’s, Inc. (a)	24,790	1,034,982
Casual Male Retail Group, Inc. (a)	25,248	106,042
Citi Trends, Inc. (a)	8,551	117,662
Conn’s, Inc. (a) (b)	8,800	269,984
Destination Maternity Corp. (b)	7,452	160,665
Express, Inc. (a)	47,572	717,861
Five Below, Inc. (a)	5,193	166,384
Francesca’s Holdings Corp. (a) (b)	18,637	483,817
Genesco, Inc. (a)	12,817	704,935
Group 1 Automotive, Inc. (b)	11,976	742,392
Haverty Furniture Cos., Inc. (a)	10,391	169,477
Hibbett Sports, Inc. (a) (b)	14,149	745,652
HOT Topic, Inc. (b)	24,702	238,374
JOS A. Bank Clothiers, Inc. (a) (b)	14,680	625,074
Kirkland’s, Inc. (a)	9,307	98,561
Lithia Motors, Inc. (a)	11,200	419,104
Lumber Liquidators Holdings, Inc. (a)	14,773	780,458
MarineMax, Inc. (a)	12,696	113,502
Mattress Firm Holding Corp. (a) (b)	6,132	150,418
Monro Muffler Brake, Inc. (b)	16,141	564,451
Office Depot, Inc. (a)	143,820	471,730
OfficeMax, Inc. (a)	45,653	445,573
Penske Automotive Group, Inc. (b)	21,853	657,557
PEP Boys-Manny, Moe & Jack	28,658	281,708
Pier 1 Imports, Inc. (a)	51,416	1,028,320
RadioShack Corp. (b)	54,430	115,392
Rent-A-Center, Inc.	31,121	1,069,318
Restoration Hardware Holdings, Inc. (a) (b)	4,073	137,382
rue21, inc. (a) (b)	8,039	228,227
Select Comfort Corp. (a)	29,844	781,017
Shoe Carnival, Inc. (a)	8,227	168,571
Sonic Automotive, Inc. (a)	22,059	460,813
Stage Stores, Inc.	16,362	405,450
Stein Mart, Inc. (a)	15,504	116,900
Teavana Holdings, Inc. (a) (b)	5,191	80,461
The Buckle, Inc. (b)	14,834	662,190
The Cato Corp.	15,629	428,703
The Children’s Place Retail Stores, inc. (a)	12,500	553,625
The Finish Line, Inc. (Class A)	27,561	521,730
The Men’s Wearhouse, Inc.	25,929	807,948
The Wet Seal, inc. (a)	50,377	139,041
Vitamin Shoppe, inc. (a)	15,659	898,200
West Marine, inc. (a) (b)	8,963	96,352
Zumiez, inc. (a)	11,433	221,915

		22,189,091

Textiles, Apparel & Luxury Goods—1.5%
Columbia Sportswear Co. (b)	6,412	$342,144
CROCS, inc. (a) (c)	48,032	691,180
Fifth & Pacific Cos., inc. (a)	58,064	722,897
G-III Apparel Group, Ltd. (a)	8,006	274,045
Iconix Brand Group, inc. (a)	36,022	804,011
Maidenform Brands, inc. (a)	12,548	244,561
Movado Group, Inc.	10,013	307,199
Oxford Industries, inc. (b)	7,682	356,138
Perry Ellis International, inc. (a)	7,288	145,031
Quiksilver, inc. (a) (b)	66,625	283,156
Skechers U.S.A., inc. (a)	20,341	376,309
Steven Madden, Ltd. (a)	20,909	883,823
The Jones Group, inc. (b)	41,279	456,546
The Warnaco Group, inc. (a)	21,450	1,535,177
True Religion Apparel, inc. (a)	13,933	354,177
Tumi Holdings, inc. (a)	12,493	260,479
Unifi, inc. (a)	7,892	102,675
UniFirst Corp.	7,601	557,305
Vera Bradley, inc. (a) (b)	10,263	257,601
Weyco Group, inc. (b)	4,154	97,037
Wolverine World Wide, inc. (b)	25,263	1,035,278

		10,086,769

Thrifts & Mortgage Finance—1.6%
Apollo Residential Mortgage, inc. (b)	12,608	254,556
Astoria Financial Corp.	45,199	423,063
Bank Mutual Corp.	27,281	117,308
BankFinancial Corp.	12,038	89,322
Beneficial Mutual Bancorp, inc. (a)	18,913	179,673
Berkshire Hill Bancorp, Inc.	13,053	311,445
Bofi Holding, inc. (a)	6,005	167,359
Brookline Bancorp, Inc.	37,158	315,843
Dime Community Bancshares	15,501	215,309
ESB Financial Corp.	6,457	89,559
EverBank Financial Corp. (a)	13,574	202,388
Federal Agricultural Mortage Corp.	5,480	178,100
First Defiance Financial Corp.	5,038	96,679
First Financial Holdings, Inc.	9,523	124,561
Flushing Financial Corp.	17,365	266,379
Fox Chase Bancorp, Inc.	7,539	125,524
Franklin Financial Corp. (a)	7,196	119,310
Home Federal Bancorp, inc. (b)	10,146	126,115
Home Loan Servicing Solutions, Ltd.	15,498	292,912
HomeStreet, inc. (a)	4,966	126,881
Kearny Financial Corp. (b)	8,785	85,654
Meridian Interstate Bancorp, inc. (a)	4,861	81,568
MGIC Investment Corp. (a) (b)	100,480	267,277
Nationstar Mortgage Holdings, inc. (a) (b)	8,975	278,045
Northwest Bancshares, Inc.	50,738	615,959
OceanFirst Financial Corp.	6,649	91,424
Ocwen Financial Corp. (a)	55,007	1,902,692
Oritani Financial Corp.	22,475	344,317
Provident Financial Holdings, Inc.	5,583	97,703
Provident Financial Services, Inc.	31,811	474,620
Provident New York Bancorp (b)	20,537	191,199
Radian Group, inc. (b)	72,637	443,812

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Rockville Financial, Inc.	15,288	$197,215
Simplicity Bancorp, inc. (b)	5,308	79,355
Territorial Bancorp, Inc.	7,186	164,200
TrustCo Bank Corp. (b)	49,973	263,857
United Financial Bancorp, Inc.	9,478	148,994
ViewPoint Financial Group	18,051	377,988
Walker & Dunlop, inc. (a)	6,145	102,376
Westfield Financial, Inc.	15,381	111,205
WSFS Financial Corp.	4,212	177,957

		10,319,703

Tobacco—0.2%
Alliance One International, inc. (a)	51,865	188,789
Star Scientific, inc. (a) (b)	78,583	210,602
Universal Corp.	12,065	602,164
Vector Group, Ltd. (b)	29,786	442,918

		1,444,473

Trading Companies & Distributors—0.9%
Aceto Corp.	12,038	120,862
Aircastle, Ltd.	30,075	377,141
Applied Industrial Technologies, Inc.	22,003	924,346
Beacon Roofing Supply, inc. (a) (b)	24,991	831,700
CAI International, inc. (a)	7,804	171,298
DXP Enterprises, Inc. (a)	4,456	218,656
H&E Equipment Services, Inc. (a)	14,207	214,099
Houston Wire & Cable Co.	10,450	128,222
Kaman Corp.	14,024	516,083
Rush Enterprises, Inc. (a)	17,833	368,608
SeaCube Container Leasing, Ltd.	6,223	117,304
TAL International Group, Inc. (b)	15,503	563,999
Textainer Group Holdings, Ltd. (b)	6,592	207,384
Titan Machinery, Inc. (a)	7,615	188,091
Watsco, Inc.	15,555	1,165,069

		6,112,862

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc. (a)	11,661	154,042

Water Utilities—0.2%
American States Water Co.	9,894	474,714
Artesian Resources Corp.	4,110	92,187
California Water Service Group (b)	22,081	405,187
Connecticut Water Service, Inc. (b)	4,800	142,944
Middlesex Water Co.	7,497	146,641
SJW Corp. (b)	7,394	196,681
York Water Co. (b)	6,695	117,631

		1,575,985

Wireless Telecommunication Services—0.1%
Leap Wireless International, Inc. (a) (b)	31,644	210,433
NTELOS Holdings Corp.	7,785	102,061
Pendrell Corp. (a)	78,328	99,476
Shenandoah Telecommunications Co. (b)	12,542	192,018

Wireless Telecommunication Services—(Continued)
USA Mobility, Inc.	11,723	$136,925

		740,913

Total Common Stock (Identified Cost $542,909,046)		620,607,044

Mutual Funds—4.5%

Exchange Traded Funds—4.5%
iShares Russell 2000 Index Fund (b)	356,300	30,032,527

Total Mutual Funds (Identified Cost $28,849,138)		30,032,527

Rights—0.0%

Biotechnology—0.0%
Allos Therapeutics, Inc. (a)	48,535	5,339

Total Rights (Identified Cost $0)		5,339

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13, strike price $10.50 (a) (b)	5,769	115

Total Warrants (Identified Cost $0)		115

Short Term Investments—23.5%

Discount Notes—2.0%
Federal Home Loan Bank 0.010%, 02/01/13	$450,000	449,951
Federal Home Loan Mortgage Corp. 0.010%, 01/22/13	1,000,000	999,933
0.010%, 02/05/13	6,000,000	5,999,242
0.010%, 04/29/13	5,725,000	5,723,311

		13,172,437

Mutual Funds—21.1%
State Street Navigator Securities Lending Prime Portfolio (d)	141,068,481	141,068,481

U.S. Treasury—0.4%
U.S. Treasury Bills 0.010%, 04/04/13	2,450,000	2,449,593

Total Short Term Investments (Identified Cost $156,690,511)		156,690,511

Total Investments—121.1% (Identified Cost $728,448,695) (e)		807,335,536
Liabilities in excess of other assets		(140,447,569)

Net Assets—100.0%		$666,887,967

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2012

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $139,759,572 and the collateral received consisted of cash in the amount of $141,068,481 and non-cash collateral with a value of $43,587. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $2,698,468.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $732,238,467. The aggregate unrealized appreciation and depreciation of investments was $148,468,600 and $(73,371,531), respectively, resulting in net unrealized appreciation of $75,097,069 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
Russell 2000 Mini Index Futures	03/15/13	181	$15,076,920	$246,540

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$620,607,044	$—	$—	$620,607,044
Total Mutual Funds*	30,032,527	—	—	30,032,527
Total Rights*	—	5,339	—	5,339
Total Warrants*	115	—	—	115
Short Term Investments
Discount Notes	—	13,172,437	—	13,172,437
Mutual Funds	141,068,481	—	—	141,068,481
U.S. Treasury	—	2,449,593	—	2,449,593
Total Short Term Investments	141,068,481	15,622,030	—	156,690,511
Total Investments	$791,708,167	$15,627,369	$—	$807,335,536

Collateral for Securities Loaned (Liability)	$—	$(141,068,481)	$—	$(141,068,481)

Futures Contracts**
Futures Contracts Long (Unrealized Appreciation)	$246,540	$—	$—	$246,540

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$807,335,536
Cash		516,931
Receivable for:
Securities sold		278,768
Fund shares sold		217,340
Interest and dividends		909,475
Futures variation margin		396,390

Total Assets		809,654,440
Liabilities
Payable for:
Securities purchased	$688,602
Fund shares redeemed	602,993
Foreign taxes	1,019
Collateral for securities loaned	141,068,481
Accrued expenses:
Management fees	137,884
Distribution and service fees	63,859
Deferred trustees’ fees	39,418
Other expenses	164,217

Total Liabilities		142,766,473

Net Assets		$666,887,967

Net assets consists of:
Paid in surplus		$611,377,416
Undistributed net investment income		11,850,867
Accumulated net realized losses		(35,473,697)
Unrealized appreciation on investments		79,133,381

Net Assets		$666,887,967

Net Assets
Class A		$366,879,925
Class B		185,659,138
Class E		25,683,015
Class G		88,665,889
Capital Shares Outstanding (c)
Class A		25,206,264
Class B		12,996,252
Class E		1,773,692
Class G		6,219,746
Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.56
Class B		14.29
Class E		14.48
Class G		14.26

(a)	Identified cost of investments was $728,448,695.
(b)	Includes securities on loan with a value of $139,759,572.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$12,976,062
Securities lending income		2,041,309
Interest		11,296

		15,028,667
Expenses
Management fees	$1,599,604
Distribution and service fees—Class B	447,539
Distribution and service fees—Class E	38,427
Distribution and service fees—Class G	217,001
Administration fees	2,352
Trustees’ fees and expenses	43,725
Custodian and accounting	99,003
Audit and tax services	36,594
Legal	34,796
Shareholder reporting	220,389
Insurance	5,607
Miscellaneous	49,363

Total expenses	2,794,400
Less management fee waivers	(6,992)	2,787,408

Net Investment Income		12,241,259

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	25,672,231
Futures contracts	1,921,641
Foreign currency transactions	146	27,594,018

Net change in unrealized appreciation (depreciation) on:
Investments	56,438,848
Futures contracts	312,225
Foreign currency transactions	(30)	56,751,043

Net realized and unrealized gain		84,345,061

Net Increase in Net Assets From Operations		$96,586,320

(a)	Net of foreign taxes of $12,478.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,241,259	$6,643,225
Net realized gain	27,594,018	22,258,207
Net change in unrealized appreciation (depreciation)	56,751,043	(54,105,474)

Increase (decrease) in net assets from operations	96,586,320	(25,204,042)

From Distributions to Shareholders
Net investment income
Class A	(4,238,187)	(4,142,232)
Class B	(1,663,111)	(1,469,117)
Class E	(260,017)	(276,610)
Class G	(608,903)	(461,741)

Total distributions	(6,770,218)	(6,349,700)

Decrease in net assets from capital share transactions	(27,766,590)	(18,303,810)

Total increase (decrease) in net assets	62,049,512	(49,857,552)

Net Assets
Beginning of the period	604,838,455	654,696,007

End of the period	$666,887,967	$604,838,455

Undistributed Net Investment Income
End of the period	$11,850,867	$6,487,046

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,175,557	$30,005,491	3,295,286	$42,927,795
Reinvestments	313,012	4,238,187	291,912	4,142,232
Redemptions	(4,940,110)	(67,889,434)	(6,406,921)	(84,384,810)

Net decrease	(2,451,541)	$(33,645,756)	(2,819,723)	$(37,314,783)

Class B
Sales	1,507,027	$20,329,462	2,216,702	$27,784,276
Reinvestments	124,858	1,663,111	105,313	1,469,117
Redemptions	(2,147,146)	(29,136,818)	(2,156,083)	(27,802,338)

Net increase (decrease)	(515,261)	$(7,144,245)	165,932	$1,451,055

Class E
Sales	201,952	$2,768,014	421,567	$5,390,856
Reinvestments	19,275	260,017	19,576	276,610
Redemptions	(441,802)	(6,048,466)	(907,958)	(11,967,783)

Net decrease	(220,575)	$(3,020,435)	(466,815)	$(6,300,317)

Class G
Sales	3,727,220	$49,334,467	3,075,184	$40,006,450
Reinvestments	45,816	608,903	33,147	461,741
Redemptions	(2,507,114)	(33,899,524)	(1,304,091)	(16,607,956)

Net increase	1,265,922	$16,043,846	1,804,240	$23,860,235

Decrease derived from capital share transactions		$(27,766,590)		$(18,303,810)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.66	$13.33	$10.61	$8.89	$14.17

Income (Loss) From Investment Operations
Net investment income (a)	0.28	0.15	0.14	0.13	0.20
Net realized and unrealized gain (loss) on investments	1.78	(0.68)	2.71	2.04	(4.71)

Total from investment operations	2.06	(0.53)	2.85	2.17	(4.51)

Less Distributions
Distributions from net investment income	(0.16)	(0.14)	(0.13)	(0.19)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.26)	(0.61)

Total distributions	(0.16)	(0.14)	(0.13)	(0.45)	(0.77)

Net Asset Value, End of Period	$14.56	$12.66	$13.33	$10.61	$8.89

Total Return (%) (b)	16.35	(4.10)	26.92	26.01	(33.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.33	0.31	0.32	0.35	0.32
Net ratio of expenses to average net assets (%) (c)	0.33	0.31	0.31	0.34	0.31
Ratio of net investment income to average net assets (%)	2.01	1.12	1.24	1.47	1.68
Portfolio turnover rate (%)	26	25	26	27	33
Net assets, end of period (in millions)	$366.88	$350.26	$406.16	$348.95	$389.89

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.43	$13.09	$10.43	$8.74	$13.93

Income (Loss) From Investment Operations
Net investment income (a)	0.24	0.11	0.11	0.11	0.17
Net realized and unrealized gain (loss) on investments	1.75	(0.66)	2.65	2.00	(4.63)

Total from investment operations	1.99	(0.55)	2.76	2.11	(4.46)

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.10)	(0.16)	(0.12)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.26)	(0.61)

Total distributions	(0.13)	(0.11)	(0.10)	(0.42)	(0.73)

Net Asset Value, End of Period	$14.29	$12.43	$13.09	$10.43	$8.74

Total Return (%) (b)	16.05	(4.29)	26.58	25.66	(33.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.56	0.57	0.60	0.57
Net ratio of expenses to average net assets (%) (c)	0.58	0.56	0.56	0.59	0.56
Ratio of net investment income to average net assets (%)	1.77	0.89	1.00	1.20	1.43
Portfolio turnover rate (%)	26	25	26	27	33
Net assets, end of period (in millions)	$185.66	$167.99	$174.73	$139.99	$103.47

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.60	$13.26	$10.57	$8.85	$14.10

Income (Loss) From Investment Operations
Net investment income (a)	0.25	0.13	0.12	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.77	(0.67)	2.68	2.03	(4.69)

Total from investment operations	2.02	(0.54)	2.80	2.15	(4.51)

Less Distributions
Distributions from net investment income	(0.14)	(0.12)	(0.11)	(0.17)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.26)	(0.61)

Total distributions	(0.14)	(0.12)	(0.11)	(0.43)	(0.74)

Net Asset Value, End of Period	$14.48	$12.60	$13.26	$10.57	$8.85

Total Return (%) (b)	16.10	(4.16)	26.60	25.86	(33.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.48	0.46	0.47	0.50	0.47
Net ratio of expenses to average net assets (%) (c)	0.48	0.46	0.46	0.49	0.46
Ratio of net investment income to average net assets (%)	1.85	0.96	1.08	1.30	1.52
Portfolio turnover rate (%)	26	25	26	27	33
Net assets, end of period (in millions)	$25.68	$25.13	$32.64	$29.94	$26.01

	Class G
	Year Ended December 31,
	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$12.41	$13.07	$10.41	$7.84

Income (Loss) From Investment Operations
Net investment income (a)	0.24	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.73	(0.66)	2.64	2.49

Total from investment operations	1.97	(0.55)	2.76	2.57

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.10)	0.00

Total distributions	(0.12)	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$14.26	$12.41	$13.07	$10.41

Total Return (%) (b)	15.94	(4.33)	26.54	32.78	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.61	0.62	0.65	(f)
Net ratio of expenses to average net assets (%) (c)	0.63	0.61	0.61	0.64	(f)
Ratio of net investment income to average net assets (%)	1.81	0.88	1.09	1.24	(f)
Portfolio turnover rate (%)	26	25	26	27
Net assets, end of period (in millions)	$88.67	$61.46	$41.16	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), real estate investment trust (REIT) adjustments, partnership basis adjustments, and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2012 were $1,599,604.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	On the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2012 were $241,953.

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares, and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$159,766,938	$0	$181,453,840

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2012, the unrealized appreciation on open equity index futures contracts was $246,540. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $1,921,641 which are shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $312,225 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$6,770,218	$6,349,700	$—	$—	$—	$—	$6,770,218	$6,349,700

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$12,079,601	$—	$75,097,070	$(31,626,702)	$—	$55,549,969

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $31,626,702.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Russell 2000 Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-32

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-33

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-34

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Russell 2000 Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-35

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-36

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Russell 2000 Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods ended October 31, 2012, and outperformed its benchmark for the three-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Russell 2000 Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe, and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MSF-37

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Russell 2000 Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-38

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-39

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-40

Metropolitan Series Fund
T. Rowe Price Large Cap Growth Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 18.97%, 18.67%, and 18.84%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 15.26% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Major U.S. stock market indexes produced solid returns in 2012, despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings—though the year-over-year earnings growth rate has been slowing—and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Large-cap domestic equities surrendered some of their earlier gains in the fourth quarter, amid uncertainty about the November elections and U.S. fiscal policy after 2012. Mid-cap and small-cap shares narrowly surpassed their large-cap counterparts. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio turned in positive results and outpaced its benchmark during the one year period. Strong stock selection in the Information Technology (“IT”) sector drove relative outperformance. Apple’s shares rose sharply on continued robust demand for its products. Sales of the iPad Mini have been brisk since its October rollout, and the company began selling the iPhone in China during the year. eBay’s stock price increased during the year, led by the popularity of its PayPal electronic payment system and traffic from mobile internet users. Global payment networks Visa and MasterCard both benefitted from increased consumer spending, especially outside the U.S., where credit cards are increasingly preferred over cash. The Portfolio is overweight in the IT sector, reflecting strong growth in mobile computing versus personal computers, as smartphones and tablets become a larger share of the market.

Telecommunication Services stocks also contributed to relative results. Crown Castle International, along with its fellow wireless tower companies, benefited from continued consumer demand for greater data capacity for smartphones. The Portfolio has an overweight allocation to the sector, focused in the Wireless Telecommunication Services industry. We believe the companies that own wireless towers have the most to gain from steady increases in data demand.

An underweight to Consumer Staples companies was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector. While consumer manufacturers typically provide consistent, reliable performance, there is not as much opportunity for double-digit earnings growth.

Weaker stock selection in the Industrials sector detracted from relative returns. IHS provides consulting and subscription-based services to help corporations make business decisions. While subscription revenue grew, demand for consulting services declined, as many corporations looked to cut costs in a time of economic uncertainty. The Portfolio’s exposure to the sector is roughly in line with the benchmark.

The Portfolio ended the year with overweights to IT, Telecommunication Services, Energy, Consumer Discretionary, and Financials stocks relative to the benchmark index. The Portfolio’s positioning in Industrials was roughly in line with the benchmark. The Portfolio was underweight to the Consumer Staples, Utilities, Materials, and Health Care sectors.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	18.97	2.80	8.10
Class B	18.67	2.55	7.86
Class E	18.84	2.65	7.94
Russell 1000 Growth Index	15.26	3.12	7.52

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	9.5
Google, Inc. (Class A)	5.0
Amazon.com, Inc.	4.4
MasterCard, Inc.	3.1
Crown Castle International Corp.	3.0
QUALCOMM, Inc.	2.6
Danaher Corp.	2.4
priceline.com, Inc.	2.4
eBay, Inc.	2.4
American Tower Corp.	2.3

Top Sectors

% of Net Assets
Information Technology	34.8
Consumer Discretionary	19.9
Industrials	12.4
Health Care	9.4
Financials	5.9
Consumer Staples	5.3
Energy	4.2
Materials	3.4
Telecommunications	3.0
Cash & Cash Equivalents	1.7

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.60%	$1,000.00	$1,049.90	$3.09
	Hypothetical*	0.60%	$1,000.00	$1,022.09	$3.05

Class B(a)	Actual	0.85%	$1,000.00	$1,049.00	$4.38
	Hypothetical*	0.85%	$1,000.00	$1,020.81	$4.32

Class E(a)	Actual	0.75%	$1,000.00	$1,049.50	$3.86
	Hypothetical*	0.75%	$1,000.00	$1,021.32	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—98.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
Precision Castparts Corp.	149,480	$28,314,502
The Boeing Co.	136,800	10,309,248

		38,623,750

Air Freight & Logistics—1.3%
FedEx Corp.	83,500	7,658,620
United Parcel Service, Inc. (Class B)	180,400	13,300,892

		20,959,512

Airlines—0.2%
United Continental Holdings, Inc. (a)	162,800	3,806,264

Automobiles—0.4%
Harley-Davidson, Inc.	112,200	5,479,848

Beverages—1.7%
Anheuser-Busch InBev NV (EUR)	72,541	6,339,258
Monster Beverage Corp. (a)	110,900	5,864,392
Pernod-Ricard S.A. (EUR)	43,510	5,116,201
The Coca-Cola Co.	248,800	9,019,000

		26,338,851

Biotechnology—3.5%
Alexion Pharmaceuticals, Inc. (a)	112,640	10,566,758
Biogen Idec, Inc. (a)	96,990	14,225,523
Celgene Corp. (a)	78,917	6,212,346
Gilead Sciences, Inc. (a)	186,100	13,669,045
Onyx Pharmaceuticals, Inc. (a) (b)	47,400	3,580,122
Regeneron Pharmaceuticals, Inc. (a)	41,350	7,073,745

		55,327,539

Capital Markets—1.7%
Franklin Resources, Inc.	116,200	14,606,340
Invesco, Ltd.	459,000	11,975,310

		26,581,650

Chemicals—3.4%
Ecolab, Inc.	137,900	9,915,010
Praxair, Inc.	247,550	27,094,348
The Sherwin-Williams Co.	105,520	16,231,086

		53,240,444

Commercial Banks—0.4%
U.S. Bancorp	180,200	5,755,588

Communications Equipment—3.4%
Juniper Networks, Inc. (a)	632,800	12,447,176
QUALCOMM, Inc.	650,600	40,350,212

		52,797,388

Computers & Peripherals—10.1%
Apple, Inc.	277,420	147,873,183
EMC Corp. (a)	408,600	10,337,580

		158,210,763

Consumer Finance—1.2%
American Express Co.	338,600	$19,462,728

Diversified Financial Services—0.3%
IntercontinentalExchange, Inc. (a)	36,620	4,533,922

Electrical Equipment—1.2%
Babcock & Wilcox Co. (a)	146,050	3,826,510
Roper Industries, Inc.	128,440	14,318,491

		18,145,001

Electronic Equipment, Instruments & Components—0.6%
Trimble Navigation, Ltd. (a)	145,080	8,672,882

Energy Equipment & Services—1.3%
FMC Technologies, Inc. (a)	224,800	9,628,184
Schlumberger, Ltd.	160,000	11,086,400

		20,714,584

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	125,400	12,385,758
CVS Caremark Corp.	294,500	14,239,075
Whole Foods Market, Inc.	81,800	7,470,794

		34,095,627

Food Products—0.4%
Nestle S.A. (CHF)	106,876	6,965,548

Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	123,200	8,212,512
Covidien plc	33,200	1,916,968
Edwards Lifesciences Corp. (a)	83,000	7,484,110
Stryker Corp.	127,600	6,995,032

		24,608,622

Health Care Providers & Services—2.7%
Catamaran Corp. (a)	156,750	7,384,492
Express Scripts Holding Co. (a)	121,800	6,577,200
McKesson Corp.	196,400	19,042,944
UnitedHealth Group, Inc.	176,300	9,562,512

		42,567,148

Hotels, Restaurants & Leisure—4.8%
Carnival plc (GBP) (a)	197,188	7,622,615
Chipotle Mexican Grill, Inc. (a)	43,200	12,850,272
Las Vegas Sands Corp. (a)	269,300	12,430,888
Marriott International, Inc.	174,860	6,517,032
MGM Resorts International (a)	129,600	1,508,544
Starbucks Corp.	356,700	19,126,254
Starwood Hotels & Resorts Worldwide, Inc.	189,000	10,841,040
Yum! Brands, Inc.	52,000	3,452,800

		74,349,445

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—1.0%
D.R. Horton, Inc. (b)	353,000	$6,982,340
Lennar Corp. (Class A) (b)	205,900	7,962,153

		14,944,493

Household Products—0.5%
Colgate-Palmolive Co.	71,740	7,499,700

Industrial Conglomerates—2.4%
Danaher Corp.	677,400	37,866,660

Internet & Catalog Retail—7.0%
Amazon.com, Inc. (a)	270,505	67,934,626
priceline.com, Inc. (a)	59,240	36,799,888
TripAdvisor, Inc. (a)	92,400	3,877,104

		108,611,618

Internet Software & Services—10.2%
Akamai Technologies, Inc. (a)	181,600	7,429,256
Baidu, Inc. (ADR) (a)	86,290	8,654,024
eBay, Inc. (a)	720,200	36,744,604
Facebook, Inc. (a)	130,826	3,483,896
Google, Inc. (Class A) (a)	109,670	77,796,608
LinkedIn Corp. (a)	93,820	10,772,412
Rackspace Hosting, Inc. (a) (b)	113,200	8,407,364
Tencent Holdings, Ltd. (HKD)	144,177	4,680,921
Twitter, Inc. (Private Placement) (a) (c) (d)	53,577	682,571

		158,651,656

IT Services—7.1%
Accenture plc	252,800	16,811,200
Alliance Data Systems Corp. (a) (b)	37,170	5,380,729
Cognizant Technology Solutions Corp. (Class A) (a)	54,100	4,006,105
Fiserv, Inc. (a)	45,700	3,611,671
MasterCard, Inc.	97,600	47,948,928
Visa, Inc. (Class A)	218,230	33,079,304

		110,837,937

Machinery—0.4%
Deere & Co.	72,300	6,248,166

Media—0.8%
Charter Communications, Inc. (a)	33,500	2,554,040
The Walt Disney Co.	206,146	10,264,009

		12,818,049

Multiline Retail—0.2%
Dollar Tree, Inc. (a)	94,600	3,836,976

Oil, Gas & Consumable Fuels—2.9%
EOG Resources, Inc.	106,070	12,812,195
EQT Corp.	43,400	2,559,732
Occidental Petroleum Corp.	38,000	2,911,180
Pioneer Natural Resources Co.	43,760	4,664,379
Range Resources Corp.	191,500	12,031,945

Oil, Gas & Consumable Fuels—(Continued)
The Williams Cos., Inc.	295,800	$9,684,492

		44,663,923

Pharmaceuticals—1.5%
Allergan, Inc.	63,300	5,806,509
Novo Nordisk A/S (DKK)	51,097	8,345,154
Valeant Pharmaceuticals International, Inc. (a)	164,300	9,820,211

		23,971,874

Professional Services—0.4%
IHS, Inc. (a)	56,900	5,462,400

Real Estate Investment Trusts—2.3%
American Tower Corp.	464,300	35,876,461

Road & Rail—2.3%
J.B. Hunt Transport Services, Inc. (b)	127,300	7,601,083
Kansas City Southern	153,900	12,847,572
Union Pacific Corp.	127,990	16,090,903

		36,539,558

Semiconductors & Semiconductor Equipment—1.1%
Broadcom Corp.	301,016	9,996,741
Samsung Electronics Co., Ltd. (KRW)	5,022	7,187,613

		17,184,354

Software—2.3%
Autodesk, Inc. (a)	137,400	4,857,090
Nuance Communications, Inc. (a)	196,000	4,374,720
Red Hat, Inc. (a)	181,000	9,585,760
Salesforce.com, Inc. (a) (b)	102,640	17,253,784

		36,071,354

Specialty Retail—3.6%
AutoZone, Inc.(a)	37,540	13,305,302
CarMax, Inc. (a)	250,600	9,407,524
Lowe’s Cos., Inc.	157,600	5,597,952
Ross Stores, Inc.	134,600	7,288,590
The Home Depot, Inc.	297,400	18,394,190
Tractor Supply Co.	30,700	2,712,652

		56,706,210

Textiles, Apparel & Luxury Goods—2.1%
Fossil, Inc. (a)	100,853	9,389,414
NIKE, Inc.	166,800	8,606,880
Prada S.p.A. (HKD) (a)	680,100	6,579,310
PVH Corp.	34,800	3,863,148
Ralph Lauren Corp.	32,770	4,912,879

		33,351,631

Tobacco—0.5%
Philip Morris International, Inc.	94,200	7,878,888

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—1.7%
Fastenal Co. (b)	452,500	$21,127,225
W.W. Grainger, Inc.	25,300	5,119,961

		26,247,186

Wireless Telecommunication Services—3.0%
Crown Castle International Corp. (a)	652,778	47,104,460

Total Common Stock (Identified Cost $1,219,150,244)		1,533,610,658

Convertible Preferred Stock—0.1%

Internet Software & Services—0.1%
Living Social (Class F) (Private Placement) (a) (c) (d)	101,591	180,832
Twitter, Inc. (Series A) (Private Placement) (a) (c) (d)	139	1,771
Twitter, Inc. (Series B) (Private Placement) (a) (c) (d)	2,171	27,658
Twitter, Inc. (Series C) (Private Placement) (a) (c) (d)	558	7,109
Twitter, Inc. (Series D) (Private Placement) (a) (c) (d)	20,565	261,998
Twitter, Inc. (Series G2) (Private Placement) (a) (c) (d)	85,204	1,085,499

Total Convertible Preferred Stock (Identified Cost $2,529,598)		1,564,867

Short Term Investments—3.7%

Mutual Funds—3.7%
State Street Navigator Securities Lending Prime Portfolio (e)	29,751,421	29,751,421
T. Rowe Price Reserve Investment Fund (f)	27,902,755	27,902,755

Total Short Term Investments (Identified Cost $57,654,176)		57,654,176

Total Investments—102.0% (Identified Cost $1,279,334,018) (g)		1,592,829,701
Liabilities in excess of other assets		(31,469,827)

Net Assets—100.0%		$1,561,359,874

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $29,518,350 and the collateral received consisted of cash in the amount of $29,751,421. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $2,247,438, which is 0.1% of net assets. See below.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated issuer. See below.
(g)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,283,247,821. The aggregate unrealized appreciation and depreciation of investments was $325,503,724 and $(15,921,844), respectively, resulting in net unrealized appreciation of $309,581,880 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(KRW)—	South Korean Won

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Restricted Securities
Security Description	Acquisition Date	Shares	Cost	Value
Living Social (Class F)	11/18/11	101,591	$781,235	$180,832
Twitter, Inc.	09/13/11	53,577	862,247	682,571
Twitter, Inc. (Series A)	09/13/11	139	2,237	1,771
Twitter, Inc. (Series B)	09/13/11	2,171	34,939	27,658
Twitter, Inc. (Series C)	09/13/11	558	8,980	7,109
Twitter, Inc. (Series D)	09/13/11	20,565	330,965	261,998
Twitter, Inc. (Series G2)	07/28/11	85,204	1,371,242	1,085,499

Transactions in Affiliated Issuers

Security Description	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012	Income For Year Ended December 31, 2012
T. Rowe Price Reserve Investment Fund	28,757,200	225,553,992	226,408,437	27,902,755	$30,136

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$38,623,750	$—	$—	$38,623,750
Air Freight & Logistics	20,959,512	—	—	20,959,512
Airlines	3,806,264	—	—	3,806,264
Automobiles	5,479,848	—	—	5,479,848
Beverages	14,883,392	11,455,459	—	26,338,851
Biotechnology	55,327,539	—	—	55,327,539
Capital Markets	26,581,650	—	—	26,581,650
Chemicals	53,240,444	—	—	53,240,444
Commercial Banks	5,755,588	—	—	5,755,588
Communications Equipment	52,797,388	—	—	52,797,388
Computers & Peripherals	158,210,763	—	—	158,210,763
Consumer Finance	19,462,728	—	—	19,462,728
Diversified Financial Services	4,533,922	—	—	4,533,922
Electrical Equipment	18,145,001	—	—	18,145,001
Electronic Equipment, Instruments & Components	8,672,882	—	—	8,672,882
Energy Equipment & Services	20,714,584	—	—	20,714,584
Food & Staples Retailing	34,095,627	—	—	34,095,627
Food Products	—	6,965,548	—	6,965,548
Health Care Equipment & Supplies	24,608,622	—	—	24,608,622
Health Care Providers & Services	42,567,148	—	—	42,567,148
Hotels, Restaurants & Leisure	66,726,830	7,622,615	—	74,349,445
Household Durables	14,944,493	—	—	14,944,493
Household Products	7,499,700	—	—	7,499,700
Industrial Conglomerates	37,866,660	—	—	37,866,660
Internet & Catalog Retail	108,611,618	—	—	108,611,618
Internet Software & Services	153,288,164	4,680,921	682,571	158,651,656
IT Services	110,837,937	—	—	110,837,937
Machinery	6,248,166	—	—	6,248,166
Media	12,818,049	—	—	12,818,049
Multiline Retail	3,836,976	—	—	3,836,976
Oil, Gas & Consumable Fuels	44,663,923	—	—	44,663,923
Pharmaceuticals	15,626,720	8,345,154	—	23,971,874
Professional Services	5,462,400	—	—	5,462,400
Real Estate Investment Trusts	35,876,461	—	—	35,876,461
Road & Rail	36,539,558	—	—	36,539,558
Semiconductors & Semiconductor Equipment	9,996,741	7,187,613	—	17,184,354
Software	36,071,354	—	—	36,071,354
Specialty Retail	56,706,210	—	—	56,706,210

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$26,772,321	$6,579,310	$—	$33,351,631
Tobacco	7,878,888	—	—	7,878,888
Trading Companies & Distributors	26,247,186	—	—	26,247,186
Wireless Telecommunication Services	47,104,460	—	—	47,104,460
Total Common Stock	1,480,091,467	52,836,620	682,571	1,533,610,658
Total Convertible Preferred Stock*	—	—	1,564,867	1,564,867
Total Short Term Investments*	57,654,176	—	—	57,654,176
Total Investments	$1,537,745,643	$52,836,620	$2,247,438	$1,592,829,701

Collateral for Securities Loaned (Liability)	$—	$(29,751,421)	$—	$(29,751,421)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Convertible Preferred Stock	Total
Balance as of December 31, 2011	$8,487,828	$2,302,153	$10,789,981
Transfers into Level 3	0	0	0
Transfers out of Level 3	(7,737,749)	0	(7,737,749)
Accrued discounts/premiums	0	0	0
Realized gain	0	0	0
Change in unrealized depreciation	(67,508)	(737,286)	(804,794)
Security purchases	0	0	0
Security sales	0	0	0
Balance as of December 31, 2012	$682,571	$1,564,867	$2,247,438

Common stock was transferred out of level 3 due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market. The change in unrealized depreciation on investments held at December 31, 2012 was $(804,794).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,564,926,946
Affiliated investments at value (c)		27,902,755
Cash		49,297
Receivable for:
Securities sold		524,914
Fund shares sold		314,388
Dividends on affiliated investments		2,807
Dividends		511,647
Foreign taxes		45,081

Total Assets		1,594,277,835
Liabilities
Payable for:
Securities purchased	$1,842,011
Fund shares redeemed	371,530
Collateral for securities loaned	29,751,421
Accrued expenses:
Management fees	739,886
Distribution and service fees	47,709
Deferred trustees’ fees	39,418
Other expenses	125,986

Total Liabilities		32,917,961

Net Assets		$1,561,359,874

Net assets consists of:
Paid in surplus		$1,270,533,792
Undistributed net investment income		4,850,589
Accumulated net realized losses		(27,529,699)
Unrealized appreciation on investments and foreign currency transactions		313,505,192

Net Assets		$1,561,359,874

Net Assets
Class A		$1,328,851,973
Class B		215,681,329
Class E		16,826,572
Capital Shares Outstanding (d)
Class A		75,189,738
Class B		12,297,699
Class E		956,251
Net Asset Value, Offering and Redemption Price Per Share
Class A		$17.67
Class B		17.54
Class E		17.60

(a)	Identified cost of investments was $1,251,431,263.
(b)	Includes securities on loan with a value of $29,518,350.
(c)	Identified cost of affiliated investments was $27,902,755.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$13,042,119
Dividends on affiliated investments		30,136
Securities lending income		409,613

		13,481,868
Expenses
Management fees	$7,949,828
Distribution and service fees—Class B	546,381
Distribution and service fees—Class E	26,229
Administration fees	5,180
Trustees’ fees and expenses	43,725
Custodian and accounting	151,962
Audit and tax services	40,624
Legal	35,463
Shareholder reporting	153,446
Insurance	10,986
Miscellaneous	23,375

Total expenses	8,987,199
Less broker commission recapture	(15,448)
Less management fee waivers	(497,157)	8,474,594

Net Investment Income		5,007,274

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,815,064
Futures contracts	539,288
Foreign currency transactions	(4,682)	62,349,670

Net change in unrealized appreciation on:
Investments	159,404,014
Foreign currency transactions	1,920	159,405,934

Net realized and unrealized gain		221,755,604

Net Increase in Net Assets From Operations		$226,762,878

(a)	Net of foreign taxes of $8,563.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,007,274	$1,406,521
Net realized gain	62,349,670	31,864,871
Net change in unrealized appreciation (depreciation)	159,405,934	(73,977,316)

Increase (decrease) in net assets from operations	226,762,878	(40,705,924)

From Distributions to Shareholders
Net investment income
Class A	(1,285,777)	(559,992)

Total distributions	(1,285,777)	(559,992)

Increase in net assets from capital share transactions	149,290,771	335,853,954

Total increase in net assets	374,767,872	294,588,038

Net Assets
Beginning of the period	1,186,592,002	892,003,964

End of the period	$1,561,359,874	$1,186,592,002

Undistributed Net Investment Income
End of the period	$4,850,589	$1,238,585

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	20,530,028	$356,561,006	43,831,776	$705,269,629
Reinvestments	73,768	1,285,777	35,220	559,992
Redemptions	(10,717,684)	(185,967,868)	(21,078,844)	(335,708,898)

Net increase	9,886,112	$171,878,915	22,788,152	$370,120,723

Class B
Sales	1,548,345	$26,198,068	1,602,878	$24,302,340
Redemptions	(2,753,475)	(46,699,769)	(3,566,813)	(54,085,081)

Net decrease	(1,205,130)	$(20,501,701)	(1,963,935)	$(29,782,741)

Class E
Sales	131,984	$2,247,119	139,632	$2,125,013
Redemptions	(254,781)	(4,333,562)	(433,815)	(6,609,041)

Net decrease	(122,797)	$(2,086,443)	(294,183)	$(4,484,028)

Increase derived from capital share transactions		$149,290,771		$335,853,954

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.87	$15.05	$12.89	$9.05	$16.48

Income (Loss) From Investment Operations
Net investment income (a)	0.07	0.03	0.02	0.04	0.08
Net realized and unrealized gain (loss) on investments	2.75	(0.20)	2.18	3.87	(6.66)

Total from investment operations	2.82	(0.17)	2.20	3.91	(6.58)

Less Distributions
Distributions from net investment income	(0.02)	(0.01)	(0.04)	(0.07)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.77)

Total distributions	(0.02)	(0.01)	(0.04)	(0.07)	(0.85)

Net Asset Value, End of Period	$17.67	$14.87	$15.05	$12.89	$9.05

Total Return (%) (b)	18.97	(1.12)	17.05	43.44	(41.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.64	0.67	0.67
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.62	0.65	0.65
Ratio of net investment income to average net assets (%)	0.43	0.18	0.15	0.35	0.61
Portfolio turnover rate (%)	38	33	42	55	59
Net assets, end of period (in millions)	$1,328.85	$971.08	$639.74	$570.42	$349.39

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.78	$14.98	$12.84	$9.01	$16.40

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.02	(0.01)	(0.01)	0.01	0.05
Net realized and unrealized gain (loss) on investments	2.74	(0.19)	2.16	3.86	(6.63)

Total from investment operations	2.76	(0.20)	2.15	3.87	(6.58)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.04)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.77)

Total distributions	0.00	0.00	(0.01)	(0.04)	(0.81)

Net Asset Value, End of Period	$17.54	$14.78	$14.98	$12.84	$9.01

Total Return (%) (b)	18.67	(1.34)	16.74	43.03	(42.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.92	0.92
Net ratio of expenses to average net assets (%) (c)	0.85	0.85	0.87	0.90	0.90
Ratio of net investment income (loss) to average net assets (%)	0.12	(0.09)	(0.10)	0.11	0.35
Portfolio turnover rate (%)	38	33	42	55	59
Net assets, end of period (in millions)	$215.68	$199.53	$231.67	$223.45	$161.93

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$14.81	$15.00	$12.85		$9.02	$16.42

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.04	0.00 (d)	(0.00	)(d)	0.02	0.06
Net realized and unrealized gain (loss) on investments	2.75	(0.19)	2.17		3.86	(6.63)

Total from investment operations	2.79	(0.19)	2.17		3.88	(6.57)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.02)		(0.05)	(0.06)
Distributions from net realized capital gains	0.00	0.00	0.00		0.00	(0.77)

Total distributions	0.00	0.00	(0.02)		(0.05)	(0.83)

Net Asset Value, End of Period	$17.60	$14.81	$15.00		$12.85	$9.02

Total Return (%) (b)	18.84	(1.27)	16.89		43.17	(41.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.79		0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.77		0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	0.22	0.01	(0.01)		0.21	0.45
Portfolio turnover rate (%)	38	33	42		55	59
Net assets, end of period (in millions)	$16.83	$15.98	$20.60		$20.35	$15.61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Net investment income (loss) for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$7,949,828	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum reduction	Average daily net assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 amounted to $137,965 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investors Series Trust (“MIST”), an affiliate of the Fund, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2012 amounted to $359,192 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or MIST as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$647,063,355	$0	$489,937,248

During the year ended December 31, 2012, the Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $163,890 in purchases of investments, which is included above. The Portfolio also engaged in security transactions with other affiliated portfolios. These purchase transactions amounted to $85,653,926 and are also included above.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period November 1 through November 2, 2012, the Portfolio bought and sold $184,502,269 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contacts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $539,288 which are shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$1,285,777	$559,992	$—	$—	$—	$—	$1,285,777	$559,992

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,890,007	$—	$309,591,389	$(23,615,896)	$—	$290,865,500

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $23,615,896.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its services providers. The Fund’s maximum exposure under these arrangements if unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

10. Subsequent Events

At a meeting held on November 12-13, 2012, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of RCM Technology Portfolio (“RCM Technology”), a series of MIST, by the Portfolio in exchange for shares of the Portfolio. On or about February 22, 2013, the shareholders of RCM Technology will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of RCM Technology, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-19

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-22

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Large Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-23

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-24

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the T. Rowe Price Large Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Large Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MSF-25

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of Scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the T. Rowe Price Large Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contain breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other Factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all

MSF-26

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

Metropolitan Series Fund
T. Rowe Price Small Cap Growth Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed By T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 16.18%, 15.91%, and 16.06%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 17.57% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings—though the year-over-year earnings growth rate has been slowing—and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Large-cap domestic stocks surrendered some of their earlier gains in the fourth quarter, amid uncertainty about the November elections and U.S. fiscal policy after 2012. As measured by various Russell indexes, mid-cap and large-cap shares surpassed their small-cap counterparts, and value stocks outperformed growth stocks across all market capitalizations.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio turned in double-digit positive absolute returns for the year, but lagged its benchmark. Stock selection was largely the cause of the Portfolio’s relative underperformance, while the negative effect of sector allocations was slight. Weak stock selection among Consumer Discretionary and Energy companies weighed the most on relative results, and the Portfolio’s holdings in Consumer Staples names also detracted. Stock selection was stronger in the Health Care and Industrials domains, contributing to relative performance.

In the Consumer Discretionary space, high-end memory foam mattress manufacturer Tempur-Pedic lowered its full-year guidance based on concerns of increased competition, and share price fell. Deckers Outdoor designs footwear and apparel, including the fashionable UGG boot. Earnings for the company were dented by mild winter weather, heavy markdowns, and international weakness.

The Portfolio’s Energy names also hampered relative results. A combination of weak demand and ample supply dropped intermediate oil prices and kept natural gas prices depressed. As a result, Oil and Natural Gas Exploration and Production firms faltered.

Among Consumer Staples companies, activist investors were critical of marketing firm Herbalife’s business model, driving down share price drastically. The company’s offerings include weight management, nutritional supplement, and personal care products. Shares of Treehouse Foods, a private-label retail grocery manufacturer, fell in early January after the company released news it would miss earnings targets. The company also lowered its full-year guidance in August.

Health Care stock selection was the leading relative contributor for the Portfolio. Share price of Regeneron Pharmaceuticals was buoyed by strong sales of Eylea, which treats age-related macular degeneration. In November, BioMarin Pharmaceuticals announced a successful phase III trial of a new treatment for a rare metabolic syndrome.

Stock picks in the Industrials realm also drove returns. Transdigm Group, an aircraft component company, reported earnings above expectations through most of the year and raised earnings guidance on the back of increased demand for its products from commercial equipment manufacturers.

The Portfolio ended the year with an overweight to the Health Care sector and very slight overweights to Materials, Information Technology, Consumer Staples, and Energy stocks. The Portfolio was underweight the benchmark in the Industrials, Telecommunication Services, Financials, and Consumer Discretionary sectors.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
T. Rowe Price Small Cap Growth Portfolio
Class A	16.18	7.18	10.86
Class B	15.91	6.93	10.64
Class E	16.06	7.03	10.70
MSCI U.S. Small Cap Growth Index	17.57	5.17	11.62

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Polaris Industries, Inc.	1.0
Regeneron Pharmaceuticals, Inc.	1.0
MAXIMUS, Inc.	1.0
Clean Harbors, Inc.	1.0
HSN, Inc.	0.9
Gartner, Inc. (Class A)	0.9
Ultimate Software Group, Inc.	0.9
CommVault Systems, Inc.	0.9
Sally Beauty Holdings, Inc.	0.8
Nordson Corp.	0.8

Top Sectors

% of Net Assets
Information Technology	22.1
Health Care	19.5
Industrials	18.9
Consumer Discretionary	16.6
Financials	6.7
Energy	6.3
Materials	4.8
Consumer Staples	3.4
Telecommunications	1.1
Cash & Cash Equivalents	0.6

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.52%	$1,000.00	$1,074.80	$2.71
	Hypothetical*	0.52%	$1,000.00	$1,022.49	$2.64

Class B(a)	Actual	0.77%	$1,000.00	$1,073.30	$4.01
	Hypothetical*	0.77%	$1,000.00	$1,021.22	$3.91

Class E(a)	Actual	0.67%	$1,000.00	$1,074.30	$3.49
	Hypothetical*	0.67%	$1,000.00	$1,021.73	$3.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—99.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Esterline Technologies Corp. (a)	42,100	$2,677,981
GenCorp, Inc. (a) (b)	98,400	900,360
Heico Corp. (Class A)	82,385	2,634,672
Hexcel Corp. (a)	39,100	1,054,136
Teledyne Technologies, Inc. (a)	45,700	2,973,700
TransDigm Group, Inc. (a)	33,600	4,581,696
Triumph Group, Inc.	50,400	3,291,120

		18,113,665

Air Freight & Logistics—0.3%
HUB Group, Inc. (a)	25,800	866,880
UTi Worldwide, Inc.	110,300	1,478,020

		2,344,900

Airlines—0.1%
Allegiant Travel Co. (a) (b)	8,500	623,985

Auto Components—0.8%
Dana Holding Corp. (b)	105,200	1,642,172
Gentex Corp. (b)	31,700	596,594
Tenneco, Inc. (a) (b)	67,300	2,362,903
TRW Automotive Holdings Corp. (a)	21,800	1,168,698

		5,770,367

Beverages—0.8%
Boston Beer Co., Inc. (a) (b)	40,787	5,483,812

Biotechnology—7.9%
Acorda Therapeutics, Inc. (a)	41,700	1,036,662
Affymax, Inc. (a)	48,900	929,100
Alkermes plc (a) (b)	140,500	2,602,060
Alnylam Pharmaceuticals, Inc.(a) (b)	45,200	824,900
AMAG Pharmaceuticals, Inc. (a)	24,800	364,808
Ariad Pharmaceuticals, Inc. (a) (b)	147,500	2,829,050
Arqule, Inc. (a)	102,500	285,975
BioMarin Pharmaceutical, Inc. (a)	88,100	4,338,925
Cepheid, Inc. (a) (b)	81,300	2,748,753
Cubist Pharmaceuticals, Inc. (a) (b)	96,300	4,050,378
Dendreon Corp. (a) (b)	36,200	191,136
Exelixis, Inc. (a) (b)	256,700	1,173,119
Halozyme Therapeutics, Inc. (a) (b)	105,700	709,247
Idenix Pharmaceuticals, Inc. (a) (b)	132,900	644,565
Incyte Corp., Ltd. (a) (b)	253,400	4,208,974
InterMune, Inc. (a) (b)	50,800	492,252
Lexicon Pharmaceuticals, Inc. (a)	98,500	218,670
Medivation, Inc.	70,300	3,596,548
Momenta Pharmaceuticals, Inc. (a) (b)	39,300	462,954
NPS Pharmaceuticals, Inc. (a) (b)	75,600	687,960
Onyx Pharmaceuticals, Inc. (a)	57,600	4,350,528
Pharmacyclics, Inc. (a)	57,100	3,306,090
Regeneron Pharmaceuticals, Inc. (a)	39,700	6,791,479
Rigel Pharmaceuticals, Inc. (a)	68,500	445,250
Seattle Genetics, Inc. (a) (b)	76,200	1,767,840
Theravance, Inc. (a) (b)	68,500	1,525,495
United Therapeutics Corp. (a) (b)	51,700	2,761,814

		53,344,532

Capital Markets—0.8%
Affiliated Managers Group, Inc. (a)	23,849	$3,103,947
Cohen & Steers, Inc.	11,300	344,311
E*TRADE Financial Corp. (a)	176,860	1,582,897
Stifel Financial Corp. (a)	18,150	580,256

		5,611,411

Chemicals—2.8%
Koppers Holdings, Inc.	27,900	1,064,385
NewMarket Corp. (b)	17,100	4,483,620
Rockwood Holdings, Inc. (a)	93,300	4,614,618
Stepan Co.	57,200	3,176,888
W.R. Grace & Co. (a)	80,000	5,378,400

		18,717,911

Commercial Banks—1.3%
Signature Bank (a)	49,400	3,524,196
SVB Financial Group (a)	40,600	2,272,382
Texas Capital Bancshares, Inc. (a) (b)	68,900	3,088,098

		8,884,676

Commercial Services & Supplies—2.4%
ACCO Brands Corp. (a)	26,100	191,574
Cenveo, Inc. (a) (b)	89,700	242,190
Clean Harbors, Inc. (a)	119,100	6,551,691
Rollins, Inc. (b)	92,550	2,039,802
Team, Inc. (a) (b)	48,300	1,837,332
The Brink’s Co.	13,300	379,449
U.S. Ecology, Inc. (b)	35,700	840,378
Waste Connections, Inc. (b)	121,500	4,105,485

		16,187,901

Communications Equipment—2.2%
Acme Packet, Inc. (a) (b)	78,600	1,738,632
ADTRAN, Inc. (b)	114,100	2,229,514
Aruba Networks, Inc. (a) (b)	147,800	3,066,850
JDS Uniphase Corp. (a)	196,000	2,653,840
Plantronics, Inc. (b)	73,400	2,706,258
Polycom, Inc. (a)	105,486	1,103,384
Riverbed Technology, Inc. (a)	58,467	1,152,969

		14,651,447

Computers & Peripherals—0.5%
Stratasys, Ltd. (a)	12,900	1,033,935
Synaptics, Inc. (a)	71,400	2,139,858

		3,173,793

Consumer Finance—0.4%
World Acceptance Corp. (a) (b)	37,400	2,788,544

Containers & Packaging—0.3%
Rock-Tenn Co.	30,300	2,118,273

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.8%
LKQ Corp. (a)	84,400	$1,780,840
Pool Corp.	82,600	3,495,632

		5,276,472

Diversified Consumer Services—1.0%
American Public Education, Inc. (a) (b)	82,800	2,989,908
Sotheby’s (b)	41,800	1,405,316
Steiner Leisure, Ltd. (a) (b)	26,000	1,252,940
Weight Watchers International, Inc. (b)	23,791	1,245,697

		6,893,861

Diversified Financial Services—1.0%
MSCI, Inc. (a)	34,178	1,059,176
NewStar Financial, Inc. (a) (b)	115,900	1,623,759
Portfolio Recovery Associates, Inc. (a) (b)	36,400	3,889,704

		6,572,639

Diversified Telecommunication Services—0.8%
Premiere Global Services, Inc. (a) (b)	60,100	587,778
tw telecom, inc. (a)	182,800	4,655,916

		5,243,694

Electrical Equipment—1.0%
Acuity Brands, Inc. (b)	70,300	4,761,419
II-VI, Inc. (a)	98,600	1,801,422

		6,562,841

Electronic Equipment, Instruments & Components—1.3%
Anixter International, Inc. (a)	59,500	3,806,810
Coherent, Inc. (a) (b)	37,700	1,908,374
Itron, Inc. (a)	26,700	1,189,485
Power-One, Inc. (a)	130,700	537,177
Rofin-Sinar Technologies, Inc. (a) (b)	20,900	453,112
Trimble Navigation, Ltd. (a)	18,300	1,093,974

		8,988,932

Energy Equipment & Services—3.1%
Atwood Oceanics, Inc. (a)	58,900	2,697,031
Core Laboratories NV	28,900	3,159,059
Dawson Geophysical Co. (a) (b)	10,200	269,076
Dril-Quip, Inc. (a)	34,000	2,483,700
Gulf Island Fabrication, Inc. (b)	33,700	809,811
ION Geophysical Corp. (a) (b)	102,800	669,228
Lufkin Industries, Inc. (b)	28,900	1,679,957
Oceaneering International, Inc.	49,100	2,641,089
Oil States International, Inc. (a)	53,000	3,791,620
Superior Energy Services, Inc. (a)	67,419	1,396,922
Tesco Corp. (a) (b)	63,100	718,709
Unit Corp. (a)	21,100	950,555

		21,266,757

Food & Staples Retailing—0.4%
Susser Holdings Corp. (a) (b)	81,200	2,800,588

Food Products—1.2%
J&J Snack Foods Corp.	52,400	$3,350,456
TreeHouse Foods, Inc. (a) (b)	85,800	4,472,754

		7,823,210

Health Care Equipment & Supplies—3.9%
ArthroCare Corp. (a)	62,400	2,158,416
Edwards Lifesciences Corp. (a)	9,500	856,615
HeartWare International, Inc. (a) (b)	15,600	1,309,620
ICU Medical, Inc. (a)	22,500	1,370,925
IDEXX Laboratories, Inc. (a) (b)	36,500	3,387,200
Integra LifeSciences Holdings Corp. (a)	21,800	849,546
Masimo Corp. (a) (b)	42,400	890,824
Meridian Bioscience, Inc. (b)	37,300	755,325
Orthofix International NV (a) (b)	55,000	2,163,150
Sirona Dental Systems, Inc. (a)	76,700	4,944,082
The Cooper Cos., Inc.	40,000	3,699,200
Thoratec Corp. (a)	58,700	2,202,424
Volcano Corp. (a) (b)	68,200	1,610,202

		26,197,529

Health Care Providers & Services—4.2%
Air Methods Corp. (a) (b)	55,200	2,036,328
Bio-Reference Labs, Inc. (a) (b)	49,100	1,408,679
Catamaran Corp. (a)	62,288	2,934,388
Centene Corp. (a)	66,300	2,718,300
Chemed Corp. (b)	26,700	1,831,353
Corvel Corp. (a)	31,200	1,398,696
Healthsouth Corp. (a) (b)	79,500	1,678,245
HMS Holdings Corp. (a)	133,900	3,470,688
Mednax, Inc. (a) (b)	40,700	3,236,464
MWI Veterinary Supply, Inc. (a)	26,400	2,904,000
PharMerica Corp. (a) (b)	18,000	256,320
Team Health Holdings, Inc. (a)	83,000	2,387,910
WellCare Health Plans, Inc. (a)	46,400	2,259,216

		28,520,587

Hotels, Restaurants & Leisure—2.1%
CEC Entertainment, Inc.	17,600	584,144
Choice Hotels International, Inc. (b)	37,700	1,267,474
Denny’s Corp. (a) (b)	372,700	1,818,776
Panera Bread Co. (a)	26,700	4,240,761
Red Robin Gourmet Burgers, Inc. (a)	30,900	1,090,461
Six Flags Entertainment Corp.	59,800	3,659,760
The Cheesecake Factory, Inc. (b)	48,900	1,600,008

		14,261,384

Household Durables—0.6%
iRobot Corp. (a)	75,000	1,405,500
Tempur-Pedic International, Inc. (a)	86,800	2,733,332

		4,138,832

Household Products—0.1%
Church & Dwight Co., Inc.	18,500	991,045

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—0.3%
Amtrust Financial Services, Inc. (b)	63,899	$1,833,262
StanCorp Financial Group, Inc.	3,800	139,346

		1,972,608

Internet & Catalog Retail—1.5%
HSN, Inc. (b)	112,900	6,218,532
Liberty Ventures (Series A) (a)	30,100	2,039,576
Shutterfly, Inc. (a) (b)	58,200	1,738,434

		9,996,542

Internet Software & Services—1.5%
Cornerstone OnDemand, Inc. (a)	41,600	1,228,448
j2 Global, Inc. (b)	58,400	1,785,872
MercadoLibre, Inc. (b)	36,400	2,859,948
Perficient, Inc. (a) (b)	69,000	812,820
RealNetworks, Inc. (a) (b)	29,449	222,634
SINA Corp. (a) (b)	2,000	100,440
Sohu.com, Inc. (a)	20,500	970,470
ValueClick, Inc. (a) (b)	96,300	1,869,183
WebMD Health Corp. (a)	45,200	648,168

		10,497,983

IT Services—4.1%
CACI International, Inc. (a)	800	44,024
Cardtronics, Inc. (a)	119,000	2,825,060
Gartner, Inc. (Class A) (a)	134,900	6,208,098
Genpact, Ltd. (a)	46,400	719,200
Global Payments, Inc.	14,120	639,636
Heartland Payment Systems, Inc. (b)	118,560	3,497,520
MAXIMUS, Inc.	106,000	6,701,320
TeleTech Holdings, Inc. (a)	47,100	838,380
Unisys Corp. (a) (b)	49,209	851,316
VeriFone Systems, Inc. (a) (b)	42,300	1,255,464
WEX, Inc. (a) (b)	53,600	4,039,832

		27,619,850

Leisure Equipment & Products—1.5%
Brunswick Corp. (b)	105,200	3,060,268
Polaris Industries, Inc.	81,000	6,816,150

		9,876,418

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. (a)	18,900	1,985,445
Bruker Corp. (a)	116,700	1,782,009
Illumina, Inc. (a) (b)	18,700	1,039,533
Mettler-Toledo International, Inc. (a)	9,600	1,855,680
PAREXEL International Corp. (a)	60,600	1,793,154

		8,455,821

Machinery—8.0%
3D Systems Corp. (a) (b)	99,000	5,281,650
Actuant Corp. (b)	104,600	2,919,386
Chart Industries, Inc. (a) (b)	27,300	1,820,091
Gardner Denver, Inc.	52,700	3,609,950
Graco, Inc.	60,500	3,115,145

Machinery—(Continued)
Hyster-Yale Materials Handling, Inc. (a)	21,394	$1,044,027
IDEX Corp.	60,100	2,796,453
John Bean Technologies Corp.	30,200	536,654
Lincoln Electric Holdings, Inc.	88,400	4,303,312
Meritor, Inc. (a)	77,400	366,102
Middleby Corp. (a)	41,200	5,282,252
NACCO Industries, Inc.	10,697	649,201
Nordson Corp.	87,200	5,504,064
Sun Hydraulics Corp.	20,100	524,208
Toro Co.	103,900	4,465,622
Valmont Industries, Inc.	35,500	4,847,525
Wabtec Corp.	60,200	5,269,908
Woodward, Inc. (b)	53,100	2,024,703

		54,360,253

Marine—0.7%
Kirby Corp. (a) (b)	76,500	4,734,585

Media—1.5%
Digital Generation, Inc. (a) (b)	84,800	920,928
John Wiley & Sons, Inc.	26,800	1,043,324
Liberty Capital Group (Class A) (a)	14,500	1,682,145
Madison Square Garden, Inc. (a)	110,900	4,918,415
SIRIUS XM Radio, Inc. (a) (b)	446,726	1,291,038

		9,855,850

Metals & Mining—1.3%
Allied Nevada Gold Corp. (a) (b)	69,900	2,106,087
Carpenter Technology Corp.	13,600	702,168
Compass Minerals International, Inc. (b)	26,900	2,009,699
Royal Gold, Inc.	30,000	2,439,300
Stillwater Mining Co. (a)	133,900	1,711,242

		8,968,496

Multiline Retail—0.3%
Big Lots, Inc. (a)	60,500	1,721,830

Oil, Gas & Consumable Fuels—3.2%
Bill Barrett Corp. (a) (b)	61,400	1,092,306
Clayton Williams Energy, Inc. (a) (b)	45,800	1,832,000
Contango Oil & Gas Co. (a)	69,500	2,944,020
Energy XXI Bermuda, Ltd. (b)	49,300	1,586,967
Gran Tierra Energy, Inc. (a) (b)	227,100	1,251,321
Halcon Resources Corp. (a)	114,600	793,032
Northern Oil & Gas, Inc. (a)	104,700	1,761,054
Oasis Petroleum, Inc. (a)	74,500	2,369,100
Rosetta Resources, Inc. (a)	61,000	2,766,960
SemGroup Corp. (a)	48,300	1,887,564
SM Energy Co.	60,900	3,179,589

		21,463,913

Paper & Forest Products—0.4%
Clearwater Paper Corp. (a)	18,500	724,460
KapStone Paper & Packaging Corp. (a) (b)	102,900	2,283,351

		3,007,811

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—0.9%
Herbalife, Ltd. (b)	53,000	$1,745,820
Nu Skin Enterprises, Inc. (b)	62,400	2,311,920
Prestige Brands Holdings, Inc. (a)	103,400	2,071,102

		6,128,842

Pharmaceuticals—2.6%
Akorn, Inc. (a) (b)	120,800	1,613,888
Auxilium Pharmaceuticals, Inc. (a)	55,700	1,032,121
AVANIR Pharmaceuticals, Inc. (a) (b)	253,300	666,179
Cadence Pharmaceuticals, Inc. (a) (b)	47,800	228,962
Jazz Pharmaceuticals plc (a)	55,000	2,926,000
MAP Pharmaceuticals, Inc. (a) (b)	38,100	598,551
Nektar Therapeutics (a) (b)	86,800	643,188
Questcor Pharmaceuticals, Inc. (a) (b)	65,100	1,739,472
Salix Pharmaceuticals, Ltd. (a)	54,500	2,206,160
The Medicines Co. (a)	125,700	3,013,029
Viropharma, Inc. (a)	103,500	2,355,660
XenoPort, Inc. (a) (b)	57,300	445,221

		17,468,431

Professional Services—1.3%
Exponent, Inc. (a) (b)	33,200	1,853,556
Huron Consulting Group, Inc. (a) (b)	71,400	2,405,466
RPX Corp. (a)	69,800	630,992
The Advisory Board Co. (a)	85,400	3,995,866

		8,885,880

Real Estate Investment Trusts—0.9%
DuPont Fabros Technology, Inc. (b)	52,100	1,258,736
Sabra Healthcare REIT, Inc.	26,233	569,781
Strategic Hotels & Resorts, Inc. (a)	157,200	1,006,080
Taubman Centers, Inc.	46,100	3,628,992

		6,463,589

Real Estate Management & Development—1.6%
Altisource Asset Management Corp. (a) (b)	5,220	428,040
Altisource Portfolio Solutions S.A. (a)	52,200	4,523,391
Altisource Residential Corp. (Class B) (a)	17,399	275,600
Forest City Enterprises, Inc. (a)	165,100	2,666,365
Jones Lang LaSalle, Inc.	23,300	1,955,802
Kennedy-Wilson Holdings, Inc. (b)	57,000	796,860

		10,646,058

Road & Rail—1.4%
Amerco, Inc. (a)	3,900	494,559
Avis Budget Group, Inc. (a)	81,100	1,607,402
Landstar System, Inc.	48,900	2,565,294
Old Dominion Freight Line, Inc. (a)	133,450	4,574,666

		9,241,921

Semiconductors & Semiconductor Equipment—3.5%
Advanced Energy Industries, Inc. (a) (b)	15,300	211,293
Amkor Technology, Inc. (a) (b)	174,200	740,350
Atmel Corp. (a)	110,400	723,120

Semiconductors & Semiconductor Equipment—(Continued)
Cabot Microelectronics Corp. (a) (b)	23,300	$827,383
Cavium, Inc. (a) (b)	102,800	3,208,388
Cymer, Inc. (a)	35,600	3,219,308
Cypress Semiconductor Corp. (b)	156,900	1,700,796
Diodes, Inc. (a) (b)	93,200	1,617,020
Hittite Microwave Corp. (a) (b)	53,200	3,303,720
Micrel, Inc. (b)	93,600	889,200
Microsemi Corp. (a)	110,000	2,314,400
PMC-Sierra, Inc. (a) (b)	106,500	554,865
Semtech Corp. (a)	53,700	1,554,615
Silicon Laboratories, Inc. (a)	27,700	1,158,137
TriQuint Semiconductor, Inc. (a)	144,700	700,348
Veeco Instruments, Inc. (a)	42,100	1,242,792

		23,965,735

Software—8.6%
Actuate Corp. (a)	69,719	390,426
Advent Software, Inc. (a) (b)	57,800	1,235,764
ANSYS, Inc. (a)	22,930	1,544,106
CommVault Systems, Inc. (a)	86,700	6,043,857
Computer Modelling Group, Ltd. (CAD)	33,500	718,026
Concur Technologies, Inc. (a) (b)	55,200	3,727,104
Ebix, Inc. (a) (b)	104,800	1,684,136
FactSet Research Systems, Inc. (b)	27,500	2,421,650
Fortinet, Inc. (a)	143,100	3,015,117
Informatica Corp. (a)	116,500	3,532,280
Jack Henry & Associates, Inc.	47,200	1,853,072
MICROS Systems, Inc. (a)	89,900	3,815,356
Monotype Imaging Holdings, Inc. (a)	65,705	1,049,966
Netscout Systems, Inc. (a)	106,900	2,778,331
Parametric Technology Corp. (a)	119,100	2,680,941
Progress Software Corp. (a)	34,900	732,551
RealD, Inc. (a) (b)	33,600	376,656
Rovi Corp. (a)	61,600	950,488
SolarWinds, Inc. (a)	56,800	2,979,160
Solera Holdings, Inc.	21,300	1,138,911
Sourcefire, Inc. (a) (b)	71,400	3,371,508
TIBCO Software, Inc. (a)	191,200	4,208,312
Tyler Technologies, Inc. (a)	43,000	2,082,920
Ultimate Software Group, Inc. (a) (b)	65,700	6,202,737

		58,533,375

Specialty Retail—4.6%
Aaron’s, Inc.	108,100	3,057,068
Aeropostale, Inc. (a)	78,125	1,016,406
Ascena Retail Group, Inc. (a)	202,800	3,749,772
DSW, Inc. (Class A)	42,600	2,798,394
Guess?, Inc. (b)	37,400	917,796
Hibbett Sports, Inc. (a) (b)	46,450	2,447,915
JOS A. Bank Clothiers, Inc. (a) (b)	27,600	1,175,208
Monro Muffler Brake, Inc. (b)	131,300	4,591,561
Sally Beauty Holdings, Inc. (a)	243,300	5,734,581
The Children’s Place Retail Stores, Inc. (a)	32,100	1,421,709
Tractor Supply Co.	45,000	3,976,200

		30,886,610

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—2.0%
Deckers Outdoor Corp. (a) (b)	36,200	$1,457,774
Fossil, Inc. (a)	27,449	2,555,502
Iconix Brand Group, Inc. (a) (b)	90,300	2,015,496
PVH Corp.	35,600	3,951,956
The Warnaco Group, Inc. (a)	35,900	2,569,363
True Religion Apparel, Inc. (a)	45,700	1,161,694

		13,711,785

Thrifts & Mortgage Finance—0.3%
MGIC Investment Corp. (a) (b)	69,400	184,604
Ocwen Financial Corp. (a)	49,400	1,708,746
Radian Group, Inc. (b)	48,400	295,724

		2,189,074

Trading Companies & Distributors—1.1%
Beacon Roofing Supply, Inc. (a) (b)	85,700	2,852,096
United Rentals, Inc. (a)	95,532	4,348,617

		7,200,713

Wireless Telecommunication Services—0.3%
SBA Communications Corp. (a)	31,200	2,215,824

Total Common Stock (Identified Cost $555,721,924)		673,423,385

Short Term Investments—20.3%
Security Description	Shares	Value*

Mutual Funds—20.3%
State Street Navigator Securities Lending Prime Portfolio (c)	133,614,869	$133,614,869
T. Rowe Price Reserve Investment Fund (d)	3,877,723	3,877,723

Total Short Term Investments (Identified Cost $137,492,592)		137,492,592

Total Investments—119.7% (Identified Cost $693,214,516) (e)		810,915,977
Liabilities in excess of other assets		(133,279,528)

Net Assets—100.0%		$677,636,449

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $131,220,064 and the collateral received consisted of cash in the amount of $133,614,869 and non-cash collateral with a value of $331,533. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated issuer. See below.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $694,799,198. The aggregate unrealized appreciation and depreciation of investments was $154,437,691 and $(38,320,912), respectively, resulting in net unrealized appreciation of $116,116,779 for federal income tax purposes.
(CAD)—	Canadian Dollar

Transactions in Affiliated Issuers

Security Description	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012	Income For Year Ended December 31, 2012
T. Rowe Price Reserve Investment Fund	1,714,942	89,834,432	87,671,651	3,877,723	$3,938

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$673,423,385	$—	$—	$673,423,385
Total Short Term Investments*	137,492,592	—	—	137,492,592
Total Investments	$810,915,977	$—	$—	$810,915,977

Collateral for Securities Loaned (Liability)	$—	$(133,614,869)	$—	$(133,614,869)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$807,038,254
Affiliated investments at value (c)		3,877,723
Cash		1,818,759
Cash denominated in foreign currencies (d)		4,320
Receivable for:
Securities sold		839,232
Fund shares sold		296,718
Dividends on affiliated investments		421
Dividends		44,779

Total Assets		813,920,206
Liabilities
Payable for:
Securities purchased	$1,505,059
Fund shares redeemed	673,491
Collateral for securities loaned	133,614,869
Accrued expenses:
Management fees	261,039
Distribution and service fees	59,892
Deferred trustees’ fees	39,418
Other expenses	129,989

Total Liabilities		136,283,757

Net Assets		$677,636,449

Net assets consists of:
Paid in surplus		$508,288,626
Undistributed net investment income		2,584,196
Accumulated net realized gains		49,062,221
Unrealized appreciation on investments and foreign currency transactions		117,701,406

Net Assets		$677,636,449

Net Assets
Class A		$386,957,838
Class B		276,512,158
Class E		14,166,453
Capital Shares Outstanding (e)
Class A		22,070,739
Class B		16,418,505
Class E		830,544
Net Asset Value, Offering and Redemption Price Per Share
Class A		$17.53
Class B		16.84
Class E		17.06

(a)	Identified cost of investments was $689,336,793.
(b)	Includes securities on loan with a value of $131,220,064.
(c)	Identified cost of affiliated investments was $3,877,723.
(d)	Identified cost of cash denominated in foreign currencies was $4,345.
(e)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$5,738,462
Dividends on affiliated investments		3,938
Securities lending income		933,832
Interest		73

		6,676,305
Expenses
Management fees	$3,106,449
Distribution and service fees—Class B	701,400
Distribution and service fees—Class E	22,220
Administration fees	2,447
Trustees’ fees and expenses	43,725
Custodian and accounting	97,977
Audit and tax services	36,127
Legal	34,593
Shareholder reporting	143,764
Insurance	5,494
Miscellaneous	17,574

Total expenses	4,211,770
Less broker commission recapture	(3,740)
Less management fee waivers	(172,587)	4,035,443

Net Investment Income		2,640,862

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	50,515,995
Futures contracts	35,815
Foreign currency transactions	(3,079)	50,548,731

Net change in unrealized appreciation (depreciation) on:
Investments	35,928,221
Foreign currency transactions	(56)	35,928,165

Net realized and unrealized gain		86,476,896

Net Increase in Net Assets From Operations		$89,117,758

(a)	Net of foreign taxes of $5,519.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,640,862	$(1,253,980)
Net realized gain	50,548,731	66,298,810
Net change in unrealized appreciation (depreciation)	35,928,165	(56,189,775)

Increase in net assets from operations	89,117,758	8,855,055

From Distributions to Shareholders
Net realized capital gain
Class A	(27,467,785)	0
Class B	(28,726,678)	0
Class E	(1,518,493)	0

Total distributions	(57,712,956)	0

Increase (decrease) in net assets from capital share transactions	99,799,343	(25,717,679)

Total increase (decrease) in net assets	131,204,145	(16,862,624)

Net Assets
Beginning of the period	546,432,304	563,294,928

End of the period	$677,636,449	$546,432,304

Undistributed Net Investment Income (Loss)
End of the period	$2,584,196	$(24,731)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	7,162,096	$121,338,969	1,620,507	$27,701,364
Reinvestments	1,635,961	27,467,785	0	0
Redemptions	(2,546,185)	(43,800,643)	(2,938,634)	(49,860,366)

Net increase (decrease)	6,251,872	$105,006,111	(1,318,127)	$(22,159,002)

Class B
Sales	1,693,551	$28,380,354	4,015,759	$66,422,232
Reinvestments	1,777,641	28,726,678	0	0
Redemptions	(3,699,866)	(61,593,421)	(4,113,070)	(67,596,663)

Net decrease	(228,674)	$(4,486,389)	(97,311)	$(1,174,431)

Class E
Sales	97,688	$1,666,818	238,573	$4,064,969
Reinvestments	92,874	1,518,493	0	0
Redemptions	(233,792)	(3,905,690)	(382,724)	(6,449,215)

Net decrease	(43,230)	$(720,379)	(144,151)	$(2,384,246)

Increase (decrease) derived from capital share transactions		$99,799,343		$(25,717,679)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$16.68	$16.39	$12.15		$9.05	$17.26

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.10	(0.02)	0.00	(d)	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.52	0.31	4.24		3.41	(5.33)

Total from investment operations	2.62	0.29	4.24		3.42	(5.30)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.04)	0.00
Distributions from net realized capital gains	(1.77)	0.00	0.00		(0.28)	(2.91)

Total distributions	(1.77)	0.00	0.00		(0.32)	(2.91)

Net Asset Value, End of Period	$17.53	$16.68	$16.39		$12.15	$9.05

Total Return (%) (b)	16.18	1.77	34.90		38.97	(36.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.57		0.62	0.59
Net ratio of expenses to average net assets (%) (c)	0.52	0.53	0.55		0.60	0.57
Ratio of net investment income (loss) to average net assets (%)	0.56	(0.09)	0.02		0.14	0.23
Portfolio turnover rate (%)	26	29	33		28	73
Net assets, end of period (in millions)	$386.96	$263.83	$280.96		$218.72	$170.24

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.12	$15.89	$11.80	$8.79	$16.89

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.04	(0.06)	(0.03)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	2.45	0.29	4.12	3.31	(5.20)

Total from investment operations	2.49	0.23	4.09	3.30	(5.19)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.77)	0.00	0.00	(0.28)	(2.91)

Total distributions	(1.77)	0.00	0.00	(0.29)	(2.91)

Net Asset Value, End of Period	$16.84	$16.12	$15.89	$11.80	$8.79

Total Return (%) (b)	15.91	1.45	34.66	38.63	(36.32)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.82	0.87	0.84
Net ratio of expenses to average net assets (%) (c)	0.77	0.78	0.80	0.85	0.82
Ratio of net investment income (loss) to average net assets (%)	0.25	(0.34)	(0.22)	(0.11)	0.10
Portfolio turnover rate (%)	26	29	33	28	73
Net assets, end of period (in millions)	$276.51	$268.37	$266.01	$189.57	$138.12

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$16.29	$16.04	$11.91	$8.87		$17.00

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.06	(0.04)	(0.02)	(0.00	)(d)	0.01
Net realized and unrealized gain (loss) on investments	2.48	0.29	4.15	3.34		(5.23)

Total from investment operations	2.54	0.25	4.13	3.34		(5.22)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.02)		0.00
Distributions from net realized capital gains	(1.77)	0.00	0.00	(0.28)		(2.91)

Total distributions	(1.77)	0.00	0.00	(0.30)		(2.91)

Net Asset Value, End of Period	$17.06	$16.29	$16.04	$11.91		$8.87

Total Return (%) (b)	16.06	1.56	34.68	38.78		(36.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70	0.72	0.77		0.74
Net ratio of expenses to average net assets (%) (c)	0.67	0.68	0.70	0.75		0.72
Ratio of net investment income (loss) to average net assets (%)	0.34	(0.24)	(0.14)	(0.01)		0.09
Portfolio turnover rate (%)	26	29	33	28		73
Net assets, end of period (in millions)	$14.17	$14.24	$16.33	$12.80		$10.36

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Net investment income (loss) for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$3,106,449	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investors Series Trust (“MIST”), an affiliate of the Fund, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or MIST as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$207,838,918	$0	$167,041,943

During the year ended December 31, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $13,330,755 and are included above. The Portfolio also engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $452,571 in sales of investments which are included above.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 27, 2012, the Portfolio bought and sold $54,466,013 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contacts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $35,815 which are shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$—	$—	$57,712,956	$—	$—	$—	$57,712,956	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,912,651	$46,357,884	$116,116,705	$—	$—	$169,387,240

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or

MSF-18

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Small Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-22

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-23

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-24

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the T. Rowe Price Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-year period ended October 31, 2012, and outperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MSF-25

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the T. Rowe Price Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contain breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all

MSF-26

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-27

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-28

Metropolitan Series Fund
Van Eck Global Natural Resources Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 2.80% and 2.58%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index1, returned 2.20% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Commodities and commodity equities generated modestly positive returns, with solid gains in the first and third quarters of 2012, and a generally negative environment during the second and fourth quarters of the year.

The agricultural sub-sector was strongest for the 12-month period ended December 31, 2012. Grain prices led the way, bolstered by decreased U.S. production amidst severe drought conditions. Wheat, soybean, and corn prices surged 19.19%, 18.38% and 8.00%, respectively.

The precious metals sub-sector performed well during the annual period, extending its multi-year gain to 12 years in 2012, due primarily to continued global monetary policy stimulus, heightened investor uncertainty, and increasing investment demand despite lesser interest from India and China. For the annual period, gold bullion prices gained $111.65 per ounce, or 7.14%, to close on December 31, 2012 at $1,675.35 per ounce. Despite higher gold bullion prices, stocks of gold mining companies finished 2012 down, as the market punished gold mining companies for repeatedly missing their production and operating cost guidance during the year.

The base metals sub-sector generated positive but comparatively more muted results, as optimism regarding global economic demand was somewhat offset by Europe’s recession and China’s slowed economic growth.

The energy sub-sector was weak during the annual period, led lower by the decline in crude oil prices as pressured by increasing North American production and supplies and declining North American energy consumption. All told, crude oil prices declined 7.09% during the annual period ended December 2012 at $91.82 per barrel. Conversely, natural gas prices surged 12.11% to approximately $3.35 per million British thermal units (BTUs).

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio modestly outperformed its benchmark index due to effective stock selection in diversified metals and mining, as well as in several oil and gas sub-sectors including drilling, refining, services, and exploration and production, which also contributed materially to performance. The three strongest positive-contributing sectors to performance relative to the benchmark were forest products, construction and machinery, and oil and gas refining. The three weakest-contributing sectors to performance relative to the benchmark were steel, diversified metals and mining, and coal.

The two best performers were both oil refiners—HollyFrontier and Western Refining—both benefited from differentials in the pricing of West Texas Intermediate and Brent crude oil during the 12 months. Strong crack spreads further supported each of these refiners’ share price gains (crack spreads are the differential between the price of crude oil and petroleum products extracted from it). Another strong performer during the year was building materials manufacturer Louisiana-Pacific. Its shares rose on an improved housing market and on strength in lumber and wood panel prices.

Of course, there were disappointments as well. U.S. iron ore and coal miner Cliffs Natural Resources detracted from the Portfolio’s results. Its shares declined during the year on weak iron ore pricing. Oil and gas exploration and production company SM Energy saw its shares drop on falling NGL (natural gas liquids) prices. Shares of gold mining company Newmont Mining declined as higher operating and production costs pressured the industry broadly and as increased capital expenditures and uncertainty around its projects in the Congo weighed on its performance.

During the one year period, we established new positions in several holdings, especially in energy-related companies. These included oil and gas exploration and production company Ophir Energy (U.K.) and integrated oil company Marathon Oil. We also initiated positions in the Canadian gold mining company Eldorado Gold and diversified metals mining company Freeport-McMoRan Copper & Gold.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

Conversely, during the year, we sold positions in oil and gas exploration and production companies Cabot Oil & Gas and Noble Energy and in integrated oil company Pacific Rubiales Energy (Canada). We also eliminated the Portfolio’s positions in agricultural chemicals company Potash Corp. of Saskatchewan (Canada).

During the year, we increased the Portfolio’s allocation to steel companies, as we anticipate continuation of a demand recovery in China and a potential rebound in U.S. steel prices. Within Energy, we increased the Portfolio’s allocation to oil services and exploration and production companies, and decreased exposure to integrated energy companies and coal companies. We reduced the Portfolio’s allocation to agricultural companies, taking profits on relative strength. We also reduced the Portfolio’s allocation to gold mining companies.

The Portfolio remained underweight relative to the benchmark in the Energy sector overall at the end of the year, but was still overweight within the Energy sector to oil services companies and, to a lesser extent, coal companies. The Portfolio was significantly overweight relative to the benchmark in the base metals sub-sector and, to a lesser extent, in the precious metals sub-sector.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	2.80	13.16
Class B	2.58	12.90
S&P North American Natural Resources Sector Index	2.20	11.06

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Anadarko Petroleum Corp.	4.3
Halliburton Co.	4.0
Schlumberger, Ltd.	3.9
Xstrata plc	3.8
Pioneer Natural Resources Co.	3.2
Cimarex Energy Co.	3.0
Marathon Oil Corp.	2.7
Rio Tinto plc (ADR)	2.7
Occidental Petroleum Corp.	2.7
First Quantum Minerals, Ltd.	2.4

Top Sectors

% of Net Assets
Energy	58.2
Materials	30.2
Cash & Cash Equivalents	8.1
Industrials	3.5

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.82%	$1,000.00	$1,114.80	$4.36
	Hypothetical*	0.82%	$1,000.00	$1,020.97	$4.17

Class B	Actual	1.07%	$1,000.00	$1,113.60	$5.68
	Hypothetical*	1.07%	$1,000.00	$1,019.69	$5.43

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2012

Common Stock—90.6% of Net Assets

Security Description	Shares	Value*

Chemicals—1.0%
The Mosaic Co.	182,900	$10,357,627

Construction & Engineering—0.5%
Jacobs Engineering Group, Inc. (a)	124,300	5,291,451

Energy Equipment & Services—23.2%
Cameron International Corp. (a)	263,400	14,871,564
Diamond Offshore Drilling, Inc.	329,300	22,379,228
Dril-Quip, Inc. (a) (b)	257,800	18,832,290
Ensco plc	332,400	19,704,672
Halliburton Co.	1,143,200	39,657,608
Key Energy Services, Inc. (a)	379,000	2,634,050
National Oilwell Varco, Inc.	310,600	21,229,510
Noble Corp.	344,800	12,005,936
Patterson-UTI Energy, Inc. (b)	643,000	11,979,090
Schlumberger, Ltd.	559,200	38,746,968
Seadrill, Ltd. (NOK) (b)	568,500	20,951,607
Weatherford International, Ltd. (a)	705,200	7,891,188

		230,883,711

Machinery—1.3%
Cummins, Inc.	114,900	12,449,415

Metals & Mining—27.5%
African Minerals, Ltd. (a)	412,448	2,113,586
African Minerals, Ltd. (GBP) (a) (b)	277,152	1,445,180
BHP Billiton plc (GBP)	587,100	20,630,401
Cliffs Natural Resources, Inc. (b)	375,900	14,494,704
Eldorado Gold Corp.	984,800	12,684,224
First Quantum Minerals, Ltd. (CAD) (b)	1,087,300	23,949,676
Freeport-McMoRan Copper & Gold, Inc.	332,400	11,368,080
Goldcorp, Inc.	422,500	15,505,750
IAMGOLD Corp. (b)	1,270,600	14,573,782
Kinross Gold Corp.	1,043,204	10,139,943
New Gold, Inc. (a)	1,378,400	15,203,752
Newmont Mining Corp.	497,000	23,080,680
Osisko Mining Corp. (CAD) (a)	1,491,100	11,992,359
Randgold Resources, Ltd. (ADR)	170,100	16,882,425
Rio Tinto plc (ADR) (b)	456,700	26,529,703
Steel Dynamics, Inc.	447,300	6,141,429
United States Steel Corp. (b)	360,400	8,602,748
Xstrata plc (GBP)	2,121,700	37,736,701

		273,075,123

Oil, Gas & Consumable Fuels—34.9%
Afren plc (GBP) (a)	7,918,389	17,361,497
Alpha Natural Resources, Inc. (a) (b)	231,620	2,255,979
Anadarko Petroleum Corp.	577,850	42,940,032
Apache Corp.	136,700	10,730,950
Berry Petroleum Co. (b)	127,324	4,271,720
Cimarex Energy Co.	512,600	29,592,398
Cloud Peak Energy, Inc. (a)	276,500	5,344,745
Concho Resources, Inc. (a)	239,150	19,265,924
Consol Energy, Inc.	562,300	18,049,830
Diamondback Energy, Inc. (a) (b)	142,400	2,722,688
Green Plains Renewable Energy, Inc. (a)	127,400	1,007,734

Oil, Gas & Consumable Fuels—(Continued)
Gulfport Energy Corp. (a)	182,900	$6,990,438
HollyFrontier Corp.	360,400	16,776,620
Marathon Oil Corp.	872,900	26,763,114
Newfield Exploration Co. (a)	479,500	12,841,010
Occidental Petroleum Corp.	344,800	26,415,128
Ophir Energy plc (GBP) (a)	651,300	5,425,900
Pioneer Natural Resources Co. (b)	298,200	31,785,138
SM Energy Co.	416,300	21,735,023
Tesoro Corp.	268,800	11,840,640
Western Refining, Inc. (a) (b)	518,800	14,624,972
Whiting Petroleum Corp. (a)	415,900	18,037,583

		346,779,063

Paper & Forest Products—2.2%
Louisiana-Pacific Corp. (a)	1,112,100	21,485,772

Total Common Stock (Identified Cost $925,381,223)		900,322,162

Mutual Funds—1.2%

Exchange Traded Funds—1.2%
SPDR Gold Trust (a)	73,800	11,956,338

Total Mutual Funds (Identified Cost $10,746,648)		11,956,338

Warrants—0.0%

Metals & Mining—0.0%
Kinross Gold Corp. (CAD) (a)	29,480	8,743

Total Warrants (Identified Cost $140,490)		8,743

Short Term Investments—13.1%

Mutual Funds—13.1%
AIM STIT-STIC Prime Portfolio	66,409,167	66,409,167
State Street Navigator Securities Lending Prime Portfolio (c)	63,262,394	63,262,394

Total Short Term Investments (Identified Cost $129,671,561)		129,671,561

Total Investments—104.9% (Identified Cost $1,065,939,922) (d)		1,041,958,804
Liabilities in excess of other assets		(48,838,305)

Net Assets—100.0%		$993,120,499

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2012

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $78,115,593 and the collateral received consisted of cash in the amount of $63,262,394 and non-cash collateral with a value of $13,945,782. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,071,342,057. The aggregate unrealized appreciation and depreciation of investments was $75,197,496 and $(104,580,749), respectively, resulting in net unrealized depreciation of $(29,383,253) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(GBP)—	British Pounds
(NOK)—	Norwegian Krona

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Chemicals	$10,357,627	$—	$—	$10,357,627
Construction & Engineering	5,291,451	—	—	5,291,451
Energy Equipment & Services	209,932,104	20,951,607	—	230,883,711
Machinery	12,449,415	—	—	12,449,415
Metals & Mining	213,262,841	59,812,282	—	273,075,123
Oil, Gas & Consumable Fuels	323,991,666	22,787,397	—	346,779,063
Paper & Forest Products	21,485,772	—	—	21,485,772
Total Common Stock	796,770,876	103,551,286	—	900,322,162
Total Mutual Funds*	11,956,338	—	—	11,956,338
Total Warrants*	8,743	—	—	8,743
Total Short Term Investments*	129,671,561	—	—	129,671,561
Total Investments	$938,407,518	$103,551,286	$—	$1,041,958,804

Collateral for Securities Loaned (Liability)	$—	$(63,262,394)	$—	$(63,262,394)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,041,958,804
Cash denominated in foreign currencies (c)		5,899,057
Receivable for:
Securities sold		9,090,440
Fund shares sold		116,646
Interest and dividends		361,304
Foreign taxes		69,419

Total Assets		1,057,495,670
Liabilities
Payable for:
Fund shares redeemed	$283,925
Foreign taxes	23,824
Collateral for securities loaned	63,262,394
Accrued expenses:
Management fees	644,197
Distribution and service fees	34,228
Deferred trustees’ fees	39,418
Other expenses	87,185

Total Liabilities		64,375,171

Net Assets		$993,120,499

Net assets consists of:
Paid in surplus		$1,014,703,192
Undistributed net investment income		4,569,274
Accumulated net realized losses		(2,415,481)
Unrealized depreciation on investments and foreign currency transactions		(23,736,486)

Net Assets		$993,120,499

Net Assets
Class A		$828,070,429
Class B		165,050,070
Capital Shares Outstanding (d)
Class A		64,119,212
Class B		12,860,769
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.91
Class B		12.83

(a)	Identified cost of investments was $1,065,939,922.
(b)	Includes securities on loan with a value of $78,115,593.
(c)	Identified cost of cash denominated in foreign currencies was $5,654,425.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$16,283,953
Securities lending income		375,631
Interest		75,623

		16,735,207
Expenses
Management fees	$7,270,487
Distribution and service fees—Class B	407,724
Administration fees	3,562
Trustees’ fees and expenses	43,725
Custodian and accounting	128,880
Audit and tax services	47,454
Legal	35,487
Shareholder reporting	88,962
Insurance	7,702
Miscellaneous	18,416

Total expenses	8,052,399
Less broker commission recapture	(36,475)	8,015,924

Net Investment Income		8,719,283

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(770,187)
Foreign currency transactions	(199,215)	(969,402)

Net change in unrealized appreciation on:
Investments	23,078,535
Foreign currency transactions	379,610	23,458,145

Net realized and unrealized gain		22,488,743

Net Increase in Net Assets From Operations		$31,208,026

(a)	Net of foreign taxes of $225,581.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,719,283	$1,686,354
Net realized gain (loss)	(969,402)	65,407,027
Net change in unrealized appreciation (depreciation)	23,458,145	(237,228,698)

Increase (decrease) in net assets from operations	31,208,026	(170,135,317)

From Distributions to Shareholders
Net investment income
Class A	0	(7,452,144)
Class B	0	(1,602,970)

	0	(9,055,114)

Net realized capital gain
Class A	(52,987,301)	(54,434,387)
Class B	(11,368,332)	(13,812,001)

	(64,355,633)	(68,246,388)

Total distributions	(64,355,633)	(77,301,502)

Increase in net assets from capital share transactions	177,600,606	412,529,138

Total increase in net assets	144,452,999	165,092,319

Net Assets
Beginning of the period	848,667,500	683,575,181

End of the period	$993,120,499	$848,667,500

Undistributed (Overdistributed) Net Investment Income
End of the period	$4,569,274	$(4,807,804)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	10,241,510	$128,869,403	21,298,695	$351,384,493
Reinvestments	4,063,443	52,987,301	3,558,742	61,886,531
Redemptions	(1,659,535)	(22,122,249)	(5,254,262)	(90,314,661)

Net increase	12,645,418	$159,734,455	19,603,175	$322,956,363

Class B
Sales	2,753,099	$34,272,305	5,940,939	$97,576,988
Reinvestments	875,835	11,368,332	887,959	15,414,971
Redemptions	(2,125,642)	(27,774,486)	(1,466,189)	(23,419,184)

Net increase	1,503,292	$17,866,151	5,362,709	$89,572,775

Increase derived from capital share transactions		$177,600,606		$412,529,138

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.52	$18.06	$15.05	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.13	0.04	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.25	(2.56)	4.19	5.34	(0.31)

Total from investment operations	0.38	(2.52)	4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	0.00	(0.24)	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(0.99)	(1.78)	(1.11)	0.00	0.00

Total distributions	(0.99)	(2.02)	(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$12.91	$13.52	$18.06	$15.05	$9.71

Total Return (%) (c)	2.80	(16.45)	29.39	55.19	(2.90	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.84	0.85	1.09	(g)
Net ratio of expenses to average net assets (%) (d)	N/A	N/A	0.84	0.85	1.00	(g)
Ratio of net investment income to average net assets (%)	0.98	0.25	0.10	0.07	1.07	(g)
Portfolio turnover rate (%)	23	42	72	101	125	(g)
Net assets, end of period (in millions)	$828.07	$695.69	$575.60	$426.43	$249.73

	Class B
	Year Ended December 31,
	2012	2011	2010	2009(a)
Net Asset Value, Beginning of Period	$13.47	$18.01	$15.03	$10.61

Income (Loss) From Investment Operations
Net investment income (loss) (b)	0.09	0.00 (e)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.26	(2.55)	4.15	4.46

Total from investment operations	0.35	(2.55)	4.14	4.42

Less Distributions
Distributions from net investment income	0.00	(0.21)	(0.05)	0.00
Distributions from net realized capital gains	(0.99)	(1.78)	(1.11)	0.00

Total distributions	(0.99)	(1.99)	(1.16)	0.00

Net Asset Value, End of Period	$12.83	$13.47	$18.01	$15.03

Total Return (%) (c)	2.58	(16.67)	29.02	41.66	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.07	1.09	1.10	(g)
Net ratio of expenses to average net assets (%) (d)	N/A	N/A	1.09	1.10	(g)
Ratio of net investment income (loss) to average net assets (%)	0.72	0.01	(0.09)	(0.47	)(g)
Portfolio turnover rate (%)	23	42	72	101
Net assets, end of period (in millions)	$165.05	$152.97	$107.97	$24.85

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Net ratio of expenses to average net assets in prior years includes the effect of an expense limitation agreement which expired in 2010.
(e)	Net investment income for the period was less than $0.01.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), broker recapture reclasses, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Natural Resource and Foreign Investment Risk - The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$7,270,487	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$326,820,243	$0	$197,381,886

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$6,312,388	$33,892,954	$58,043,245	$43,408,548	$—	$—	$64,355,633	$77,301,502

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,188,117	$—	$(29,138,621)	$—	$(1,592,495)	$(21,542,999)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had post-enactment accumulated short term capital losses equal to $1,592,495 and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period October 31, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of Metropolitan Series Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period October 31, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2013

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-17

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Van Eck Global Natural Resources Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-19

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Van Eck Global Natural Resources Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2012. The Board also considered that the Board underperformed its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index for the three-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Index, for the one- and three-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Van Eck Global Natural Resources Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median, above the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule, and that effective January 1, 2013, the Adviser would begin waiving an additional portion of its advisory fee in order for shareholders to benefit from the reduced sub-advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to

MSF-20

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Van Eck Global Natural Resources Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-21

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-22

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-23

Metropolitan Series Fund
Western Asset Management Strategic Bond Opportunities Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 11.50%, 11.29%, and 11.30%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 4.21% over the same period.

MARKET ENVIRONMENT/CONDITIONS

2012 was marked by on-going, sluggish recovery that was continuously threatened by uncertainty both overseas and at home. Global events drove much of the market over the year. While relative calm dominated the first couple of months of 2012, trouble began in April as Spanish yields increased to unsustainable levels and worries increased over possible failed auctions. In May, market fear increased as capital fled out of Spanish banks to financial institutions in the European Core. Germany appeared to be maintaining a hard line against interventions that would drain its own pocketbook, and speculation about the imminent breakup of the eurozone intensified. In the third quarter, Greece’s elected leaders helped avert a breakup and the European Central Bank (ECB) promised to purchase a potentially unlimited supply of one-to three-year sovereign bonds of qualifying countries, if necessary. This helped calm European fears for most of the rest of the third quarter.

The U.S. economic recovery appeared to have picked up some steam during the year. The final estimate for the annualized Gross Domestic Product (GDP) growth rate over the third quarter (the last GDP data point released in 2012) came in at 3.1%. This data compared favorably with the 1.9% and 2.7% growth rates experienced in first and second quarters of the year. Despite a small uptick in growth, unemployment remained elevated, hovering around 8% for most of the year and ending at 7.7%. Despite the generally pedestrian economic data, risk sector spreads ended the year meaningfully tighter despite some volatility experienced in the second quarter based on European uncertainties. Housing continues to remain a bright spot as data continues to improve. The Case-Shiller Home Price Index (20 city composite, seasonally adjusted) improved from registering year-over-year declines of about 3.9% early in the year to year-over-year gains of about 4.3% at the end of the year.

The Federal Reserve (the “Fed”) remained extraordinarily accommodative over 2012. It held interest rates steady in a range of 0% to 0.25% and late in the third quarter extended guidance to suggest that rates will likely be kept low through at least mid 2015 to help stimulate growth. Guidance switched several months later in the fourth quarter to indicate that rates will be kept low as long as the unemployment rate remains above 6 1⁄2% and expected inflation one to two years out is below 2 1⁄2% and longer-term inflation expectations are well anchored. The second round of the Maturity Extension Program (aka “Operation Twist”) was given an extension mid-year to take the program through the end of the year. The Fed had also been hinting that it would take drastic action if economic data—especially unemployment—did not improve meaningfully. In September, the Fed followed through when Ben Bernanke announced a third round of quantitative easing (QE3). Investors were surprised because this was an open-ended program with no specified end-date. Markets clearly appreciated the actions of the central banks at home and in Europe, as risk assets performed well despite a general lack of improvement in most other economic data. Markets remained relatively calm over the final months of the year despite elevated uncertainty regarding a potentially nasty showdown over the fiscal cliff. Ultimately, the fiscal cliff was only partially resolved in the waning hours of 2012, setting the stage for further Congressional showdowns over spending cuts and the U.S. debt ceiling in early 2013.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio significantly outperformed its benchmark over calendar year 2012. Despite the backdrop of a sluggish U.S. recovery and global uncertainties, spread sectors ended the year meaningfully tighter which drove the Portfolio’s strong performance.

An overweight exposure to High Yield Bonds was the single largest contributor to performance, as default rates remained low and spreads tightened by over 222 basis points (bps) over the year to end at 511bps over Treasuries. The Fed’s QE3 announcement provided an opportunity for the investment team to increase the Portfolio’s allocation to high yield during the fourth quarter. This move proved to be very beneficial to performance as the announcement encouraged investors to move into higher yielding asset classes.

The Portfolio’s Non-Agency Mortgage-Backed Security allocation was also a major contributor to performance as the sector benefited from positive carry, advantageous market technicals, as well as from continued coupon and principal payments. Home default rates fell and the nationwide home prices, as measured by the Case-Shiller Home Price Index, improved. At period end we continued to believe that potential returns for Non-Agency mortgages remain more heavily skewed to the upside, especially as delinquency rates have improved.

Investment Grade Credit spreads also tightened by almost 100bps, and the Portfolio’s allocation to Financials and Industrials aided performance. At year end we continued to favor Financials, which remain discounted by the market, albeit currently to a lesser degree than in recent months. During the year, the Portfolio utilized swap contracts to hedge and to gain exposure to certain segments of the market.

In line with other spread sectors, Commercial Mortgage-Backed Securities outperformed during the year. The Portfolio’s slight underweight positions to this sector resulted in this allocation detracting from performance. The Portfolio’s Agency Mortgage allocation, however, was a slight contributor to performance. Throughout the year, we focused on selecting certain mortgage pools and coupon stacks which avoided exaggerated risk of government-sponsored mortgage refinancing, thus decreasing prepayment risk. This strategic issue selection aided performance, and we decreased the Portfolio’s allocation later in the year due to lofty valuations in favor of opportunities seen in the High Yield space.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

The Portfolio’s overall tactical duration positioning had a relatively small positive impact on performance as rates ended the year slightly lower on the whole. Yield curve positioning, on the other hand, with a bias towards longer dated yields slightly detracted as the curve steepened over the quarter (as measured by the steepness between the 5 year and 30 year U.S. Treasury yields). During the year, the Portfolio utilized futures and options contracts for hedging purposes and duration management.

Continued mild GDP growth supports our view that the economic recovery is proceeding along a subdued, yet positive, trajectory. Barring a sudden contagion, we expect a continuation of positive domestic economic growth. At period end we continued to favor spread sectors. We maintained our increased exposure to the High Yield sector given increased support from the Fed, stable to improving fundamentals, and advantageous technicals. In Agency mortgages, we emphasized coupon selection to reduce prepayment risk as opposed to focusing on the overall sector weight. As of year end we believed that potential returns for the Non-Agency Mortgage sector remain more heavily skewed to the upside, especially as delinquency rates and home prices improve. We have maintained a slightly short duration position, which we may tactically adjust. At period end we also held an overweight to the back end of the yield curve as a hedge against periodic flights to safety.

Stephen A. Walsh

Carl L. Eichsteadt

Mark S. Lindbloom

Michael Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	11.50	8.43	7.30
Class B	11.29	8.17	7.05
Class E	11.30	8.26	7.14
Barclays U.S. Aggregate Bond Index	4.21	5.95	5.18

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
U.S. Treasury Bonds	5.0
Fannie Mae 30 Yr. Pool	3.8
Mexican Bonos	2.9
Fannie Mae 30 Yr. TBA	2.0
Ginnie Mae 30 Yr. TBA	2.0
Ginnie Mae	1.3
Venezuela Government International Bond	1.2
JPMorgan Chase Bank N.A., Credit-Linked Note	1.1
WaMu Mortgage Pass-Through Certificates	1.1
Malaysia Government Bond	1.1

Top Sectors

% of Net Assets
Corporates	51.1
Agency Sponsored Mortgage-Backed	14.3
Foreign Government	9.1
Collateralized Mortgage Obligations	7.6
U.S. Treasuries	5.7
Asset Backed	4.0
Cash & Cash Equivalents	3.0
Federal Agencies	1.8
Municipals	0.9
Commercial Mortgage-Backed	0.9

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.61%	$1,000.00	$1,057.50	$3.15
	Hypothetical*	0.61%	$1,000.00	$1,022.03	$3.10

Class B(a)	Actual	0.86%	$1,000.00	$1,056.20	$4.44
	Hypothetical*	0.86%	$1,000.00	$1,020.76	$4.37

Class E(a)	Actual	0.76%	$1,000.00	$1,056.10	$3.93
	Hypothetical*	0.76%	$1,000.00	$1,021.27	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—51.0% of Net Assets

Security Description	Principal Amount	Value*

Advertising—0.0%
WPP Finance U.K. 8.000%, 09/15/14	$330,000	$364,927

Aerospace & Defense—0.8%
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17 (a)	4,500,000	4,938,750
Raytheon Co. 3.125%, 10/15/20	30,000	31,917
The Boeing Co. 4.875%, 02/15/20 (a)	810,000	975,901
6.000%, 03/15/19	50,000	62,279
Triumph Group, Inc. 8.625%, 07/15/18	1,300,000	1,443,000
United Technologies Corp. 4.500%, 06/01/42	640,000	711,143

		8,162,990

Agriculture—1.0%
Alliance One International, Inc. 10.000%, 07/15/16 (a)	3,850,000	4,052,125
Altria Group, Inc. 2.850%, 08/09/22	900,000	890,576
4.750%, 05/05/21	1,320,000	1,495,922
8.500%, 11/10/13	640,000	681,897
Philip Morris International, Inc. 2.500%, 08/22/22	540,000	542,481
2.900%, 11/15/21	930,000	967,226
4.500%, 03/20/42	580,000	630,305
Reynolds American, Inc. 3.250%, 11/01/22	370,000	371,663
6.750%, 06/15/17 (a)	455,000	549,466

		10,181,661

Airlines—0.8%
Continental Airlines, Inc. (144A) 6.750%, 09/15/15	4,070,000	4,273,501
Delta Air Lines 2007-1 Class A Pass-Through Trust 6.821%, 02/10/24	823,246	918,907
Delta Air Lines 2007-1 Class B Pass-Through Trust 8.021%, 02/10/24	2,714,525	2,968,876
Northwest Airlines 1999-2 Class A Pass-Through Trust 7.575%, 09/01/20	23,238	25,213
UAL 2009-2A Pass-Through Trust 9.750%, 07/15/18	119,600	138,437

		8,324,934

Auto Manufacturers—0.5%
Chrysler Group, LLC 8.250%, 06/15/21 (a)	3,740,000	4,114,000
Daimler Finance North America, LLC (144A) 1.300%, 07/31/15	520,000	523,019

Auto Manufacturers—(Continued)
Daimler Finance North America, LLC (144A) 2.625%, 09/15/16	$1,090,000	$1,132,523

		5,769,542

Banks—5.8%
Ally Financial, Inc. 8.000%, 03/15/20	2,535,000	3,105,375
ANZ New Zealand International, Ltd. (144A) 1.850%, 10/15/15	690,000	703,055
Bank of America Corp. 3.875%, 03/22/17 (a)	300,000	325,356
4.500%, 04/01/15	1,400,000	1,492,296
5.420%, 03/15/17	2,140,000	2,344,075
5.750%, 12/01/17	130,000	151,527
6.500%, 08/01/16	2,300,000	2,655,946
Barclays Bank plc (144A) 6.050%, 12/04/17	240,000	265,533
10.179%, 06/12/21	100,000	136,142
BBVA U.S. Senior S.A.U. 3.250%, 05/16/14	1,270,000	1,271,134
4.664%, 10/09/15	1,450,000	1,486,710
BNP Paribas S.A. 2.375%, 09/14/17 (a)	810,000	821,621
Citigroup, Inc. 3.953%, 06/15/16	860,000	925,670
5.000%, 09/15/14	1,200,000	1,262,506
5.125%, 05/05/14	15,000	15,802
5.500%, 10/15/14	170,000	182,383
5.900%, 12/31/49 (b)	430,000	434,205
5.950%, 12/31/49 (a)	690,000	698,625
6.000%, 12/13/13	100,000	104,786
6.000%, 08/15/17	820,000	966,080
6.010%, 01/15/15	1,450,000	1,584,437
6.375%, 08/12/14	260,000	280,969
6.875%, 03/05/38 (a)	910,000	1,197,976
Commonwealth Bank of Australia 1.250%, 09/18/15	1,310,000	1,324,313
Commonwealth Bank of Australia (144A) 3.750%, 10/15/14	710,000	746,423
5.000%, 10/15/19 (a)	320,000	371,872
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (a) (b)	1,380,000	1,462,800
Goldman Sachs Capital II 4.000%, 06/01/43 (b)	3,880,000	3,030,590
JPMorgan Chase & Co. 1.100%, 10/15/15	1,840,000	1,839,943
4.350%, 08/15/21	160,000	178,918
4.500%, 01/24/22 (a)	280,000	316,746
5.125%, 09/15/14	2,490,000	2,648,225
5.150%, 10/01/15 (a)	1,980,000	2,176,311
6.125%, 06/27/17	160,000	186,924
M&T Bank Corp. (144A) 6.875%, 12/31/49	1,490,000	1,551,626
Morgan Stanley 0.775%, 10/18/16 (a) (b)	620,000	589,394

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Banks—(Continued)
Morgan Stanley 4.750%, 04/01/14 (a)	$180,000	$186,386
4.750%, 03/22/17 (a)	140,000	152,735
National Australia Bank, Ltd. 1.600%, 08/07/15	650,000	659,763
Nordea Bank AB (144A) 3.700%, 11/13/14	560,000	587,860
4.875%, 05/13/21 (a)	1,370,000	1,469,695
Rabobank Nederland NV (144A) 11.000%, 12/29/49 (b)	515,000	696,537
Royal Bank of Scotland Group plc 2.550%, 09/18/15	280,000	286,555
5.000%, 10/01/14	810,000	832,282
7.640%, 03/31/49 (b)	400,000	360,000
7.648%, 08/29/49 (b)	120,000	121,200
Royal Bank of Scotland plc 7.250%, 03/10/14 (AUD)	3,350,000	3,613,913
Santander U.S. Debt S.A.U. (144A) 3.724%, 01/20/15	100,000	100,454
State Street Corp. 4.956%, 03/15/18	140,000	158,577
The Goldman Sachs Group, Inc. 4.750%, 07/15/13	40,000	40,839
5.250%, 10/15/13 (a)	270,000	279,453
5.250%, 07/27/21	2,310,000	2,633,345
6.000%, 05/01/14	210,000	223,492
6.250%, 02/01/41	290,000	355,807
7.500%, 02/15/19	20,000	25,165
UBS AG 2.250%, 01/28/14	500,000	507,220
3.875%, 01/15/15	670,000	707,964
Wachovia Corp. 5.250%, 08/01/14	3,450,000	3,678,873
Wells Fargo & Co. 1.500%, 01/16/18	430,000	430,705
2.100%, 05/08/17	350,000	361,855
3.676%, 06/15/16	2,110,000	2,281,129
4.600%, 04/01/21 (a)	160,000	184,039
Wells Fargo Capital X 5.950%, 12/01/86 (a)	820,000	836,400

		60,608,537

Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22 (a)	340,000	342,128
5.000%, 04/15/20	260,000	311,134
5.375%, 01/15/20	1,680,000	2,044,617
Diageo Capital plc 4.828%, 07/15/20	1,040,000	1,224,354
Diageo Finance BV 3.250%, 01/15/15	60,000	63,020
Diageo Investment Corp. 2.875%, 05/11/22 (a)	840,000	867,111
Heineken NV (144A) 1.400%, 10/01/17	360,000	358,913

Beverages—(Continued)
Molson Coors Brewing Co. 3.500%, 05/01/22	$80,000	$84,459
PepsiCo., Inc. 0.700%, 08/13/15	1,170,000	1,171,493
7.900%, 11/01/18	96,000	129,547
Pernod-Ricard S.A. (144A) 2.950%, 01/15/17	420,000	441,725
4.450%, 01/15/22	1,240,000	1,371,412

		8,409,913

Building Products—0.7%
Building Materials Corp. of America (144A) 6.750%, 05/01/21	10,000	11,050
7.500%, 03/15/20	3,400,000	3,740,000
Cemex Finance, LLC (144A) 9.375%, 10/12/22 (a)	3,670,000	4,128,750

		7,879,800

Chemicals—0.7%
Alpek S.A. de C.V. (144A) 4.500%, 11/20/22 (a)	1,530,000	1,595,025
Ecolab, Inc. 4.350%, 12/08/21	250,000	279,045
LyondellBasell Industries NV 5.000%, 04/15/19	1,190,000	1,314,950
5.750%, 04/15/24 (a)	1,190,000	1,398,250
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	40,000	45,982
Rain CII Carbon, LLC (144A) 8.250%, 01/15/21	2,650,000	2,709,625

		7,342,877

Coal—1.2%
Arch Coal, Inc. 7.000%, 06/15/19 (a)	4,630,000	4,305,900
Arch Coal, Inc. (144A) 9.875%, 06/15/19	1,110,000	1,154,400
CONSOL Energy, Inc. 8.250%, 04/01/20 (a)	2,230,000	2,413,975
Peabody Energy Corp. 6.500%, 09/15/20 (a)	3,990,000	4,279,275

		12,153,550

Commercial Services—0.3%
Altegrity, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,065,600
Service Corp. International 7.500%, 04/01/27 (a)	350,000	376,250
7.625%, 10/01/18	125,000	148,750
Wyle Services Corp. (144A) 10.500%, 04/01/18	1,800,000	1,962,000

		3,552,600

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Construction & Engineering—0.1%
OAS Investments GmbH (144A) 8.250%, 10/19/19	$830,000	$879,800

Containers & Packaging—1.1%
Ardagh Packaging Finance plc (144A) 9.125%, 10/15/20	2,000,000	2,180,000
Ball Corp. 5.750%, 05/15/21	930,000	1,006,725
6.750%, 09/15/20	600,000	661,500
Beverage Packaging Holdings Luxembourg II S.A. (144A) 9.500%, 06/15/17 (EUR)	5,000,000	6,863,744
Rock-Tenn Co. (144A) 3.500%, 03/01/20	320,000	328,446
4.000%, 03/01/23	500,000	507,946

		11,548,361

Diversified Financial Services—3.2%
American Express Co. 6.800%, 09/01/66 (b)	2,280,000	2,448,150
American Express Credit Corp. 5.125%, 08/25/14	60,000	64,281
American Honda Finance Corp. (144A) 1.000%, 08/11/15	1,100,000	1,106,201
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (a)	3,050,000	3,019,500
Boeing Capital Corp. 4.700%, 10/27/19	450,000	530,949
Ford Motor Credit Co., LLC 8.000%, 12/15/16 (a)	1,170,000	1,412,738
8.125%, 01/15/20 (a)	1,790,000	2,293,665
General Electric Capital Corp. 1.625%, 07/02/15	420,000	426,969
4.375%, 09/16/20	70,000	78,123
4.625%, 01/07/21	60,000	68,058
5.875%, 01/14/38	770,000	928,814
6.375%, 11/15/67 (a) (b)	3,410,000	3,597,550
6.875%, 01/10/39 (a)	1,710,000	2,324,401
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a) (b)	50,000	49,875
Hyundai Capital America (144A) 2.125%, 10/02/17	300,000	302,148
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (b)	330,000	282,150
International Lease Finance Corp. 5.875%, 05/01/13	40,000	40,500
6.250%, 05/15/19 (a)	1,580,000	1,682,700
8.250%, 12/15/20 (a)	5,420,000	6,463,350
8.750%, 03/15/17	2,220,000	2,564,100
International Lease Finance Corp. (144A) 6.500%, 09/01/14	50,000	53,375
6.750%, 09/01/16	250,000	280,625
John Deere Capital Corp. 2.250%, 04/17/19 (a)	380,000	391,103

Diversified Financial Services—(Continued)
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (c)	$3,870,000	$387
Lehman Brothers Holdings E-Capital Trust I 3.589%, 08/19/65 (c)	1,190,000	119
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	3,280,000	328
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	310,000	373,691
SLM Corp. 3.875%, 09/10/15	590,000	606,498
5.000%, 04/15/15 (a)	40,000	42,165
8.000%, 03/25/20	170,000	194,225
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	288,062
Toyota Motor Credit Corp. 1.250%, 10/05/17	1,070,000	1,077,611
Vesey Street Investment Trust I 4.404%, 09/01/16 (b)	370,000	399,256

		33,391,667

Electric—2.1%
Calpine Construction Finance Co., L.P. (144A) 8.000%, 06/01/16	1,050,000	1,115,625
Calpine Corp. (144A) 7.875%, 07/31/20	2,218,000	2,489,705
Dominion Resources, Inc. 8.875%, 01/15/19	80,000	109,495
Duke Energy Carolinas, LLC 5.300%, 02/15/40	1,350,000	1,620,098
Dynegy Roseton, LLC 7.670%, 11/08/16 (c)	500,000	21,250
Energy Future Intermediate Holding Co., LLC 10.000%, 12/01/20 (a) (b)	5,096,000	5,745,740
Exelon Corp. 5.625%, 06/15/35	515,000	574,955
FirstEnergy Corp. 7.375%, 11/15/31 (a)	2,130,000	2,751,076
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,726,586
Pacific Gas & Electric Co. 6.050%, 03/01/34	590,000	760,158
8.250%, 10/15/18 (a)	290,000	394,844
The AES Corp. 7.750%, 10/15/15	520,000	583,700

		21,893,232

Electronics—0.0%
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	280,000	297,788

Environmental Control—0.0%
Waste Management, Inc. 7.375%, 05/15/29	270,000	356,447

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Food—0.3%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	$900,000	$960,630
5.375%, 02/10/20	806,000	967,771
Mondelez International, Inc. 5.375%, 02/10/20	734,000	886,130
Safeway, Inc. 4.750%, 12/01/21 (a)	700,000	721,207

		3,535,738

Healthcare Products—0.1%
Medtronic, Inc. 3.125%, 03/15/22 (a)	60,000	63,703
4.450%, 03/15/20	480,000	557,573

		621,276

Healthcare Services—2.4%
Fresenius Medical Care U.S. Finance, Inc. (144A) 6.500%, 09/15/18	3,709,000	4,144,808
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17 (a)	1,505,000	1,715,700
HCA, Inc. 5.750%, 03/15/14	90,000	94,050
6.250%, 02/15/13 (a)	1,201,000	1,207,005
6.375%, 01/15/15	1,500,000	1,621,875
Humana, Inc. 3.150%, 12/01/22	420,000	417,660
7.200%, 06/15/18	430,000	530,244
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	650,000	809,115
Tenet Healthcare Corp. 8.875%, 07/01/19	8,468,000	9,484,160
UnitedHealth Group, Inc. 5.700%, 10/15/40	10,000	12,120
5.800%, 03/15/36	10,000	12,065
6.000%, 02/15/18	1,230,000	1,497,137
Vanguard Health Holding Co. II, LLC 8.000%, 02/01/18 (a)	1,080,000	1,117,800
WellPoint, Inc. 1.250%, 09/10/15	260,000	262,056
3.125%, 05/15/22	650,000	656,789
3.700%, 08/15/21	340,000	357,599
5.875%, 06/15/17	120,000	142,426
7.000%, 02/15/19	510,000	634,623

		24,717,232

Home Builders—0.8%
Taylor Morrison Communities, Inc. (144A) 7.750%, 04/15/20	6,000,000	6,360,000
William Lyon Homes, Inc. (144A) 8.500%, 11/15/20 (a)	2,430,000	2,527,200

		8,887,200

Household Products—0.1%
Reynolds Group Issuer, Inc. 6.875%, 02/15/21 (b)	480,000	517,200

Household Products—(Continued)
Reynolds Group Issuer, Inc. 7.125%, 04/15/19	$400,000	$430,000

		947,200

Insurance—0.4%
American International Group, Inc. 5.850%, 01/16/18	300,000	354,659
6.250%, 03/15/87	760,000	811,300
8.250%, 08/15/18	660,000	867,165
Berkshire Hathaway, Inc. 3.200%, 02/11/15	640,000	673,781
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	960,000	1,302,024

		4,008,929

Internet—0.5%
Cogent Communications Group, Inc. (144A) 8.375%, 02/15/18	2,250,000	2,469,375
CyrusOne, L.P. (144A) 6.375%, 11/15/22 (a)	2,220,000	2,314,350

		4,783,725

Iron & Steel—0.5%
ArcelorMittal 5.000%, 02/25/17 (a)	380,000	383,570
Cliffs Natural Resources, Inc. 3.950%, 01/15/18 (b)	1,150,000	1,157,456
4.800%, 10/01/20 (a)	390,000	387,582
4.875%, 04/01/21 (a)	100,000	99,316
Steel Dynamics, Inc. 6.750%, 04/01/15	65,000	65,813
7.625%, 03/15/20 (a)	3,210,000	3,547,050

		5,640,787

Leisure Time—0.6%
NCL Corp., Ltd. 9.500%, 11/15/18	5,120,000	5,683,200
11.750%, 11/15/16	400,000	452,000

		6,135,200

Lodging—0.7%
Caesars Entertainment Operating Co., Inc. 10.750%, 02/01/16	1,570,000	1,271,700
11.250%, 06/01/17	4,635,000	4,965,244
CityCenter Holdings, LLC 7.625%, 01/15/16 (a)	380,000	406,600
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (a)	870,000	933,075

		7,576,619

Machinery—0.2%
Dematic S.A. (144A) 8.750%, 05/01/16	1,950,000	2,084,063

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Media—3.9%
CCO Holdings, LLC 6.500%, 04/30/21 (a)	$3,550,000	$3,829,563
7.000%, 01/15/19	90,000	97,088
Cengage Learning Acquisitions, Inc. (144A) 11.500%, 04/15/20 (a)	5,000,000	4,312,500
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	40,000	40,631
9.455%, 11/15/22	310,000	468,676
Comcast Cable Communications, LLC 8.875%, 05/01/17 (a)	560,000	726,233
Comcast Corp. 5.650%, 06/15/35	10,000	11,733
5.700%, 05/15/18	790,000	949,789
5.875%, 02/15/18	150,000	180,758
6.500%, 01/15/15	650,000	724,281
CSC Holdings, LLC (144A) 6.750%, 11/15/21	2,000,000	2,217,500
DISH DBS Corp. 6.625%, 10/01/14	90,000	96,750
6.750%, 06/01/21	1,875,000	2,137,500
7.125%, 02/01/16	2,345,000	2,626,400
7.750%, 05/31/15 (a)	50,000	55,938
7.875%, 09/01/19 (a)	3,985,000	4,722,225
Nara Cable Funding, Ltd. (144A) 8.875%, 12/01/18	1,000,000	1,017,500
News America, Inc. 6.200%, 12/15/34 (a)	10,000	12,111
6.650%, 11/15/37	90,000	116,297
Nielsen Finance, LLC 7.750%, 10/15/18	3,690,000	4,123,575
Time Warner Cable, Inc. 4.000%, 09/01/21 (a)	1,180,000	1,295,245
4.125%, 02/15/21	10,000	10,951
5.500%, 09/01/41 (b)	430,000	478,446
5.875%, 11/15/40	220,000	256,343
6.750%, 06/15/39	440,000	558,085
8.250%, 04/01/19	1,240,000	1,650,114
8.750%, 02/14/19	170,000	229,357
Time Warner, Inc. 6.250%, 03/29/41	80,000	98,776
7.625%, 04/15/31	110,000	151,435
UBM plc (144A) 5.750%, 11/03/20	50,000	52,747
Unitymedia Hessen GmbH & Co. KG (144A) 5.500%, 01/15/23	4,000,000	4,130,000
Univision Communications, Inc. (144A) 6.875%, 05/15/19	1,000,000	1,040,000
7.875%, 11/01/20	2,700,000	2,922,750

		41,341,297

Mining—3.5%
Barrick Gold Corp. 3.850%, 04/01/22	350,000	370,484
6.950%, 04/01/19 (a)	540,000	671,881

Mining—(Continued)
Barrick North America Finance, LLC 4.400%, 05/30/21 (a)	$710,000	$778,613
BHP Billiton Finance USA, Ltd. 3.250%, 11/21/21 (a)	810,000	871,765
6.500%, 04/01/19	1,080,000	1,377,324
FMG Resources August 2006 Pty, Ltd. (144A) 6.375%, 02/01/16 (a)	4,150,000	4,295,250
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22 (a)	1,335,000	1,324,021
Midwest Vanadium Pty, Ltd. (144A) 11.500%, 02/15/18 (a) (e)	4,700,000	2,773,000
Molycorp, Inc. (144A) 10.000%, 06/01/20 (a)	4,050,000	3,766,500
Novelis, Inc. 8.750%, 12/15/20	50,000	55,750
Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	10,000	10,263
2.500%, 05/20/16 (a)	200,000	208,786
3.500%, 11/02/20 (a)	100,000	106,002
3.750%, 09/20/21	350,000	374,255
4.125%, 05/20/21 (a)	250,000	276,237
6.500%, 07/15/18 (a)	480,000	599,099
9.000%, 05/01/19	870,000	1,194,969
Thompson Creek Metals Co., Inc. 9.750%, 12/01/17 (a)	6,460,000	6,847,600
Vale Overseas, Ltd. 4.375%, 01/11/22 (a)	2,617,000	2,793,666
6.875%, 11/21/36	1,770,000	2,194,057
8.250%, 01/17/34	160,000	218,816
Vedanta Resources plc (144A) 6.750%, 06/07/16	2,960,000	3,115,400
8.750%, 01/15/14 (a)	780,000	819,000
Xstrata Finance Canada, Ltd. (144A) 1.800%, 10/23/15	890,000	894,833
2.450%, 10/25/17	790,000	797,658

		36,735,229

Miscellaneous Manufacturing—0.3%
General Electric Co. 0.850%, 10/09/15	500,000	501,763
Turlock Corp. (144A) 1.500%, 11/02/17	470,000	470,960
2.750%, 11/02/22	1,230,000	1,226,204
4.150%, 11/02/42	460,000	465,199

		2,664,126

Oil & Gas—7.7%
Anadarko Finance Co. 7.500%, 05/01/31 (a)	80,000	105,845
Anadarko Petroleum Corp. 6.375%, 09/15/17	670,000	800,312
Apache Corp. 3.250%, 04/15/22 (a)	1,470,000	1,557,915
4.750%, 04/15/43	40,000	43,544
5.100%, 09/01/40	60,000	68,204

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Oil & Gas—(Continued)
BP Capital Markets plc 3.245%, 05/06/22	$1,100,000	$1,158,858
3.561%, 11/01/21	100,000	108,059
5.250%, 11/07/13	1,130,000	1,175,886
Chesapeake Energy Corp. 6.500%, 08/15/17 (a)	450,000	488,250
6.625%, 08/15/20 (a)	760,000	815,100
6.775%, 03/15/19 (a)	1,470,000	1,471,837
7.250%, 12/15/18	140,000	152,600
9.500%, 02/15/15	1,020,000	1,152,600
Concho Resources, Inc. 5.500%, 10/01/22	220,000	232,100
6.500%, 01/15/22	2,800,000	3,080,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	835,000	1,164,134
Continental Resources, Inc. 7.125%, 04/01/21	3,690,000	4,169,700
Devon Energy Corp. 3.250%, 05/15/22 (a)	330,000	344,418
5.600%, 07/15/41	1,240,000	1,472,930
EXCO Resources, Inc. 7.500%, 09/15/18 (a)	1,000,000	970,000
Hercules Offshore, Inc. (144A) 7.125%, 04/01/17	5,000,000	5,237,500
10.500%, 10/15/17	795,000	856,613
Hess Corp. 7.300%, 08/15/31 (a)	770,000	1,036,984
7.875%, 10/01/29	210,000	291,983
8.125%, 02/15/19 (a)	90,000	118,450
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	633,474
7.875%, 09/15/31	1,135,000	1,507,647
MEG Energy Corp. (144A) 6.375%, 01/30/23 (a)	3,600,000	3,753,000
Noble Energy, Inc. 4.150%, 12/15/21 (a)	860,000	949,388
8.250%, 03/01/19	450,000	589,782
Occidental Petroleum Corp. 2.700%, 02/15/23 (a)	810,000	826,502
3.125%, 02/15/22 (a)	690,000	733,943
Offshore Group Investment, Ltd. 11.500%, 08/01/15 (a)	676,000	736,840
Offshore Group Investment, Ltd. (144A) 7.500%, 11/01/19 (a)	1,840,000	1,858,400
Pacific Drilling V, Ltd. (144A) 7.250%, 12/01/17	1,760,000	1,826,000
Parker Drilling Co. 9.125%, 04/01/18	2,000,000	2,135,000
Pemex Project Funding Master Trust 6.625%, 06/15/35	3,035,000	3,854,450
Petrobras International Finance Co. 3.875%, 01/27/16	750,000	791,252
5.375%, 01/27/21	3,320,000	3,737,722
5.750%, 01/20/20	513,000	583,977
6.125%, 10/06/16	586,000	662,262

Oil & Gas—(Continued)
Petroleos Mexicanos 5.500%, 01/21/21	$1,120,000	$1,308,720
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	233,188
QEP Resources, Inc. 6.875%, 03/01/21	2,130,000	2,454,825
Quicksilver Resources, Inc. 11.750%, 01/01/16	3,030,000	2,992,125
Range Resources Corp. 5.000%, 08/15/22 (a)	870,000	909,150
5.750%, 06/01/21	570,000	609,900
8.000%, 05/15/19	2,830,000	3,134,225
Reliance Holdings USA, Inc. 5.400%, 02/14/22	1,400,000	1,565,868
Samson Investment Co. (144A) 9.750%, 02/15/20	3,750,000	3,965,625
SandRidge Energy, Inc. 7.500%, 02/15/23	1,820,000	1,947,400
Shell International Finance BV 4.375%, 03/25/20	310,000	359,585
6.375%, 12/15/38	400,000	561,986
Sinopec Group Overseas Development 2012, Ltd. (144A) 2.750%, 05/17/17 (a)	690,000	715,487
Valero Energy Corp. 4.750%, 06/15/13	40,000	40,754
WPX Energy, Inc. 6.000%, 01/15/22	6,810,000	7,337,775

		81,390,074

Oil & Gas Services—0.7%
Baker Hughes, Inc. 3.200%, 08/15/21	660,000	703,629
Cie Generale de Geophysique-Veritas 6.500%, 06/01/21 (a)	2,840,000	3,038,800
7.750%, 05/15/17	555,000	577,200
Key Energy Services, Inc. 6.750%, 03/01/21 (a)	1,300,000	1,300,000
Schlumberger Norge AS (144A) 4.200%, 01/15/21 (a)	160,000	180,977
SESI, LLC 7.125%, 12/15/21	1,050,000	1,168,125

		6,968,731

Paper & Forest Products—0.7%
Appleton Papers, Inc. 11.250%, 12/15/15	3,000,000	3,240,000
Celulosa Arauco y Constitucion S.A. 4.750%, 01/11/22	690,000	723,746
Fibria Overseas Finance, Ltd. 6.750%, 03/03/21 (a)	2,000,000	2,215,000
7.500%, 05/04/20 (a)	1,540,000	1,709,400

		7,888,146

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Pharmaceuticals—0.7%
AbbVie, Inc. (144A) 1.750%, 11/06/17	$1,330,000	$1,344,466
2.900%, 11/06/22 (a)	810,000	824,888
Express Scripts Holding Co. (144A) 3.500%, 11/15/16	2,300,000	2,459,080
GlaxoSmithKline Capital plc 2.850%, 05/08/22	920,000	955,560
Pfizer, Inc. 6.200%, 03/15/19	550,000	695,187
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	90,000	96,321
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	140,000	149,832
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	350,000	354,602
Wyeth, LLC 5.950%, 04/01/37	400,000	533,586

		7,413,522

Pipelines—1.8%
Access Midstream Partners L.P. 4.875%, 05/15/23	3,400,000	3,451,000
El Paso Natural Gas Co., LLC 8.375%, 06/15/32	270,000	383,603
El Paso, LLC 7.800%, 08/01/31	67,000	78,119
Enterprise Products Operating, LLC 5.250%, 01/31/20 (b)	10,000	11,883
5.700%, 02/15/42	1,210,000	1,417,104
5.950%, 02/01/41 (b)	160,000	193,163
6.125%, 10/15/39	60,000	72,486
9.750%, 01/31/14	1,390,000	1,520,798
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17 (a)	1,110,000	1,296,489
MarkWest Energy Partners, L.P. 5.500%, 02/15/23 (a)	2,320,000	2,517,200
6.500%, 08/15/21	1,400,000	1,529,500
Regency Energy Partners, L.P. 6.500%, 07/15/21	4,580,000	5,015,100
Southern Natural Gas Co., LLC 8.000%, 03/01/32	25,000	35,648
Southern Natural Gas Co., LLC (144A) 5.900%, 04/01/17	10,000	11,750
The Williams Cos., Inc. 7.500%, 01/15/31	45,000	56,260
7.750%, 06/15/31	14,000	17,862
7.875%, 09/01/21	606,000	780,739
8.750%, 03/15/32 (a)	355,000	492,077

		18,880,781

Retail—0.4%
CVS Caremark Corp. 2.750%, 12/01/22	730,000	732,716
CVS Pass-Through Trust 6.943%, 01/10/30	958,157	1,206,080

Retail—(Continued)
El Pollo Loco, Inc. (144A) 17.000%, 01/01/18 (b) (g)	$1,786,285	$1,911,325
Limited Brands, Inc. 6.950%, 03/01/33 (a)	60,000	61,050

		3,911,171

Semiconductors—0.0%
National Semiconductor Corp. 6.600%, 06/15/17	130,000	160,546

Software—0.7%
First Data Corp. 9.875%, 09/24/15 (a)	1,000,000	1,020,000
First Data Corp. (144A) 6.750%, 11/01/20	2,350,000	2,373,500
7.375%, 06/15/19	2,210,000	2,287,350
Oracle Corp. 1.200%, 10/15/17	1,210,000	1,213,591

		6,894,441

Telecommunications—3.8%
AT&T, Inc. 2.625%, 12/01/22	810,000	811,332
3.875%, 08/15/21	380,000	423,513
5.500%, 02/01/18	2,510,000	2,990,140
5.550%, 08/15/41	520,000	624,064
5.600%, 05/15/18 (a)	60,000	72,377
6.550%, 02/15/39	160,000	210,258
Cricket Communications, Inc. 7.750%, 05/15/16	645,000	682,894
Deutsche Telekom International Finance BV 5.750%, 03/23/16	815,000	928,623
Hughes Satellite Systems Corp. 7.625%, 06/15/21	1,500,000	1,706,250
Inmarsat Finance plc (144A) 7.375%, 12/01/17	760,000	817,000
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (a)	3,330,000	3,621,375
7.500%, 04/01/21 (a)	2,673,000	2,946,982
Rogers Communications, Inc. 6.800%, 08/15/18 (a)	380,000	480,686
Sprint Capital Corp. 6.875%, 11/15/28	5,290,000	5,501,600
8.750%, 03/15/32 (a)	2,520,000	3,080,700
Sprint Nextel Corp. 6.000%, 11/15/22 (a)	3,160,000	3,246,900
Telefonica Emisiones S.A.U. 5.134%, 04/27/20	240,000	252,300
5.462%, 02/16/21	90,000	95,963
5.877%, 07/15/19 (a)	190,000	207,575
6.221%, 07/03/17	40,000	44,500
6.421%, 06/20/16 (a)	80,000	88,520
UPC Holding BV (144A) 9.875%, 04/15/18	395,000	446,350

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount	Value*

Telecommunications—(Continued)
UPCB Finance III, Ltd. (144A) 6.625%, 07/01/20	$700,000	$749,875
Verizon Communications, Inc. 2.450%, 11/01/22 (a)	1,480,000	1,480,494
6.100%, 04/15/18	710,000	873,007
6.350%, 04/01/19	630,000	796,185
8.750%, 11/01/18	110,000	152,732
Verizon Wireless Capital, LLC 8.500%, 11/15/18	450,000	619,065
Virgin Media Secured Finance plc 6.500%, 01/15/18	620,000	667,275
Wind Acquisition Holdings Finance S.A. (144A) 12.250%, 07/15/17 (g)	3,000,000	3,060,000
Windstream Corp. 7.500%, 04/01/23	2,000,000	2,105,000

		39,783,535

Transportation—1.1%
CMA CGM S.A. (144A) 8.500%, 04/15/17 (a)	1,500,000	1,196,250
Florida East Coast Railway Corp. 8.125%, 02/01/17	2,000,000	2,120,000
Kansas City Southern de Mexico S.A. de C.V. 6.125%, 06/15/21 (a)	3,370,000	3,808,100
12.500%, 04/01/16 (a)	1,223,000	1,333,070
Navios Maritime Acquisition Corp. 8.625%, 11/01/17	986,000	924,375
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	120,700
Teekay Corp. 8.500%, 01/15/20 (a)	1,560,000	1,645,800

		11,148,295

Total Corporate Bonds & Notes (Identified Cost $519,083,219)		535,236,489

U.S. Treasury & Government Agencies—21.8%

Agency Sponsored Mortgage-Backed—14.3%
Fannie Mae 15 Yr. 2.500%, TBA	8,400,000	8,783,250
Fannie Mae 15 Yr. Pool 6.500%, 09/01/16	13,703	14,660
6.500%, 01/01/17	11,219	12,003
Fannie Mae 20 Yr. Pool 4.500%, 04/01/31	445,709	484,542
4.500%, 05/01/31	1,254,937	1,364,276
4.500%, 06/01/31	440,255	478,613
8.500%, 08/01/19	28,177	32,133
Fannie Mae 30 Yr. 2.500%, TBA	2,700,000	2,751,469
3.000%, TBA	2,500,000	2,619,531
3.500%, TBA	1,500,000	1,599,199

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. 4.000%, TBA	$8,800,000	$9,432,500
4.500%, TBA	4,600,000	4,968,898
Fannie Mae 30 Yr. Pool 2.500%, 10/01/42	1,193,867	1,218,734
4.000%, 09/01/41	12,085,799	12,972,234
4.000%, 10/01/41	665,000	713,792
4.000%, 11/01/41	857,846	920,787
4.000%, 06/01/42	2,827,125	3,068,127
4.500%, 10/01/41	1,772,560	1,924,228
5.000%, 01/01/39	47,657	52,905
5.000%, 08/01/39	110,389	122,249
5.000%, 11/01/39	22,271	24,723
5.000%, 12/01/39	65,419	72,623
5.000%, 05/01/40	284,439	315,346
5.000%, 07/01/40	114,392	126,989
5.000%, 11/01/40	3,077,212	3,416,084
5.000%, 01/01/41	79,081	87,789
5.000%, 02/01/41	174,935	194,199
5.000%, 04/01/41	325,828	361,709
5.000%, 05/01/41	6,524,248	7,242,325
5.000%, 06/01/41	548,962	609,416
5.500%, 12/01/16	19,265	20,691
6.000%, 03/01/32	8,629	9,642
6.000%, 04/01/32	177,727	198,521
6.000%, 10/01/40	5,330,577	5,835,972
6.500%, 03/01/16	1,001	1,071
6.500%, 12/01/16	16,237	17,371
6.500%, 08/01/31	1,484	1,754
6.500%, 10/01/31	2,246	2,654
6.500%, 03/01/32	28,007	33,138
6.500%, 06/01/37	131,314	146,657
7.000%, 05/01/26	2,061	2,443
7.000%, 07/01/30	317	379
7.000%, 12/01/30	407	486
7.000%, 01/01/31	515	616
7.000%, 07/01/31	2,900	3,464
7.000%, 09/01/31	14,252	17,029
7.000%, 10/01/31	4,978	5,948
7.000%, 11/01/31	3,290	3,931
7.000%, 01/01/32	14,145	16,881
7.000%, 02/01/32	8,012	9,562
7.000%, 04/01/32	21,517	25,681
7.500%, 12/01/29	563	581
7.500%, 02/01/30	868	938
7.500%, 06/01/30	1,029	1,079
7.500%, 08/01/30	102	106
7.500%, 09/01/30	1,733	2,110
7.500%, 11/01/30	11,863	12,870
7.500%, 02/01/31	6,707	7,149
7.500%, 07/01/31	31,818	35,086
8.000%, 08/01/27	2,318	2,778
8.000%, 07/01/30	1,696	2,099
8.000%, 09/01/30	874	992
8.000%, 01/01/31	78,869	97,739

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 3.500%, 08/01/42	$1,490,221	$1,611,946
3.500%, 12/01/42	799,286	868,571
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42	400,000	375,550
0.560%, 05/25/34 (b)	471,485	472,383
6.290%, 10/25/40 (b) (d)	1,736,333	286,360
6.320%, 12/25/40 (b) (d)	4,026,565	580,598
6.320%, 01/25/41 (b) (d)	4,473,329	778,059
6.340%, 10/25/41 (b) (d)	5,537,483	1,164,694
6.390%, 04/25/42 (b) (d)	3,246,839	575,280
6.440%, 03/25/42 (b) (d)	2,300,000	434,596
6.470%, 07/25/41 (b) (d)	1,540,207	238,065
9.750%, 11/25/18	871,792	1,007,013
9.750%, 08/25/19	297,777	339,209
10.400%, 04/25/19	259	271
FHLMC Multifamily Structured Pass-Through Certificates (CMO) 1.051%, 01/25/20 (b) (d)	213,752	12,725
1.229%, 04/25/20 (b) (d)	514,708	34,536
1.271%, 04/25/21 (b) (d)	4,675,983	392,310
1.416%, 06/25/21 (b) (d)	14,370,356	1,222,113
1.456%, 12/25/21 (b) (d)	2,324,626	231,270
1.506%, 08/25/20 (b) (d)	302,702	24,997
1.515%, 06/25/22 (b) (d)	5,347,705	594,488
1.557%, 02/25/18 (b) (d)	15,506,456	1,057,261
1.582%, 10/25/21 (b) (d)	6,442,874	702,705
1.675%, 06/25/20 (b) (d)	762,061	71,677
1.675%, 07/25/21 (b) (d)	4,395,879	495,178
2.094%, 05/25/18 (b) (d)	6,650,035	640,791
Freddie Mac 15 Yr. Gold Pool 7.000%, 02/01/15	3,544	3,754
7.000%, 05/01/16	14,244	15,258
Freddie Mac 30 Yr. 3.000%, TBA	4,000,000	4,181,875
3.500%, TBA	3,900,000	4,147,102
Freddie Mac 30 Yr. Gold Pool 3.500%, 10/01/42	199,631	217,287
3.500%, 11/01/42	299,570	326,064
4.000%, 10/01/42	2,392,459	2,656,513
5.000%, 12/01/34	39,933	43,170
5.000%, 11/01/41	2,402,842	2,611,134
6.000%, 12/01/36	5,490	5,984
6.000%, 02/01/37	215,078	234,372
6.500%, 09/01/31	81,048	94,018
Freddie Mac ARM Non-Gold Pool 1.000%, 03/01/37 (b)	133,531	142,080
2.182%, 05/01/37 (b)	86,403	90,992
2.320%, 02/01/37 (b)	33,190	34,776
2.320%, 04/01/37 (b)	71,107	75,616
2.888%, 02/01/36 (b)	100,923	107,989
5.266%, 01/01/38 (b)	59,201	62,913
5.876%, 05/01/37 (b)	96,666	103,499
Freddie Mac REMICS (CMO) 0.559%, 04/15/33 (b)	251,345	251,575
11.565%, 06/15/21 (b) (d)	19	456

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae (CMO) 0.540%, 10/20/60 (b)	$3,566,998	$3,563,328
0.660%, 02/20/61 (b)	329,715	331,392
0.710%, 01/20/61 (b)	154,775	155,900
0.710%, 03/20/61 (b)	94,529	95,244
1.209%, 05/20/60 (b)	1,977,392	2,032,642
1.361%, 11/20/59 (b)	6,339,458	6,541,700
5.791%, 03/16/41 (b) (d)	162,115	19,485
6.289%, 03/20/39 (b) (d)	718,307	112,845
6.339%, 11/20/38 (b) (d)	4,040,380	557,726
6.419%, 11/20/38 (b) (d)	478,239	60,348
6.439%, 01/20/40 (b) (d)	2,689,142	467,099
6.491%, 12/16/36 (b) (d)	1,298,275	185,489
Ginnie Mae 30 Yr. 3.000%, TBA	7,900,000	8,398,219
3.500%, TBA	11,600,000	12,602,891
Ginnie Mae I 30 Yr. Pool 5.000%, 01/15/40	432,373	474,565
6.000%, 07/15/38	58,552	65,364
6.500%, 09/15/28	2,502	2,914
6.500%, 10/15/28	1,678	1,973
6.500%, 01/15/29	21,424	25,263
6.500%, 02/15/29	43,012	50,718
6.500%, 06/15/29	10,865	12,608
6.500%, 10/15/30	7,165	8,472
6.500%, 02/15/31	3,352	3,974
7.000%, 06/15/28	26,374	31,553
7.000%, 07/15/29	1,828	2,185
Ginnie Mae II 30 Yr. Pool 4.500%, 01/20/40	68,668	75,709
4.500%, 05/20/40	71,751	79,108
4.500%, 07/20/40	4,074,868	4,505,715
4.500%, 03/20/41	71,420	78,581
5.000%, 07/20/40	2,308,238	2,557,927
5.000%, 08/20/40	1,150,459	1,273,095
5.000%, 09/20/40	125,392	139,160
5.000%, 11/20/40	61,268	67,799
6.000%, 12/20/36	35,986	40,252
6.000%, 09/20/39	748,827	835,714
6.000%, 09/20/40	46,928	52,637
6.000%, 11/20/40	811,525	910,251
6.000%, 09/20/41	155,659	174,109
Ginnie Mae II ARM Pool 1.660%, 01/20/60 (b)	1,047,926	1,084,430
1.967%, 05/20/60 (b)	935,021	969,841

		150,770,049

Federal Agencies—1.8%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	4,100,000	4,816,696
Federal Home Loan Bank 3.625%, 10/18/13	640,000	657,390
5.500%, 07/15/36	1,990,000	2,738,097

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association Zero Coupon, 10/09/19	$1,670,000	$1,463,015
6.250%, 05/15/29	1,890,000	2,715,157
7.000%, 11/01/31	57,423	68,608
Tennessee Valley Authority 3.875%, 02/15/21	150,000	174,068
4.625%, 09/15/60	1,260,000	1,509,110
5.250%, 09/15/39	750,000	986,787
5.980%, 04/01/36	2,490,000	3,499,309

		18,628,237

U.S. Treasury—5.7%
U.S. Treasury Bonds 2.750%, 08/15/42	33,130,000	31,991,156
3.125%, 02/15/42	19,140,000	20,013,263
U.S. Treasury Notes 0.250%, 06/30/14	10,000	10,004
0.250%, 09/15/15	190,000	189,584
0.250%, 10/15/15	570,000	568,708
0.375%, 11/15/15 (a)	850,000	850,797
1.625%, 08/15/22 (a)	1,200,000	1,192,126
1.625%, 11/15/22 (a)	4,880,000	4,826,623

		59,642,261

Total U.S. Treasury & Government Agencies (Identified Cost $221,210,005)		229,040,547

Foreign Government—9.1%

Regional Government—0.2%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	2,193,455

Sovereign—8.9%
Argentina Boden Bonds 7.000%, 10/03/15	1,870,000	1,701,700
Brazil Notas do Tesouro Nacional (Series F) 10.000%, 01/01/17 (BRL)	17,863,000	9,185,508
10.000%, 01/01/21 (BRL)	849,000	436,770
Japan Bank for International Cooperation 2.875%, 02/02/15 (a)	1,580,000	1,659,616
JPMorgan Chase Bank N.A., Credit-Linked Note (Indonesia Government) 7.000%, 05/17/22 (IDR)	100,366,000,000	11,827,835
Malaysia Government Bond 3.835%, 08/12/15 (MYR)	6,480,000	2,161,008
4.262%, 09/15/16 (MYR)	27,765,000	9,436,432
Mexican Bonos 6.500%, 06/09/22 (MXN)	216,199,700	18,096,127
8.000%, 06/11/20 (MXN)	137,954,000	12,524,046

Sovereign—(Continued)
Russian Federation 11.000%, 07/24/18	$595,000	$880,005
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (b)	1,054,000	1,353,758
Turkey Government Bond 10.000%, 12/04/13 (TRY)	12,400,000	7,189,977
Turkey Government International Bond 6.250%, 09/26/22	3,700,000	4,612,050
Venezuela Government International Bond 7.750%, 10/13/19	13,230,000	12,469,275

		93,534,107

Total Foreign Government (Identified Cost $94,103,725)		95,727,562

Mortgage-Backed Securities—8.5%

Collateralized-Mortgage Obligation—7.6%
American Home Mortgage Investment Trust 0.430%, 06/25/45 (b)	1,081,741	962,919
0.500%, 11/25/45 (b)	933,843	754,415
Banc of America Funding Corp. 0.381%, 05/20/36 (b)	738,695	688,778
Banc of America Mortgage 2005-H Trust 3.114%, 09/25/35 (b)	314,457	288,174
Banc of America Mortgage Securities, Inc. 5.306%, 12/25/34 (b)	23,943	23,563
Bear Stearns ARM Trust 2005-10 2.662%, 10/25/35 (b)	2,636,175	2,500,905
Bear Stearns Asset Backed Securities Trust 0.440%, 04/25/36 (b)	1,556,832	832,282
Citigroup Mortgage Loan Trust, Inc. 3.120%, 12/25/35 (b)	3,372,297	2,148,018
Countrywide Alternative Loan Trust 0.441%, 07/20/35 (b)	186,730	145,160
0.480%, 01/25/36 (b)	455,503	363,096
5.500%, 10/25/33	21,129	22,313
Countrywide Home Loan Mortgage Pass-Through Trust 2.523%, 11/25/34 (b)	209,321	139,806
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.570%, 03/25/35 (b)	367,980	302,971
0.630%, 11/25/34 (b)	196,399	165,628
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2.024%, 08/25/35 (b)	87,775	60,759
DSLA Mortgage Loan Trust 0.420%, 03/19/45 (b)	318,694	260,070
1.085%, 03/19/46 (b)	194,532	119,454
Greenpoint Mortgage Funding Trust 0.430%, 06/25/45 (b)	2,685,434	2,142,211
GSMPS Mortgage Loan Trust (144A) 0.610%, 04/25/36 (b)	1,443,863	1,204,998

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
GSR Mortgage Loan Trust 3.015%, 10/25/35 (b)	$697,255	$633,463
Harborview Mortgage Loan Trust 0.430%, 07/19/47 (b)	4,494,818	3,437,340
0.460%, 01/19/36 (b)	1,580,726	1,029,609
0.560%, 01/19/35 (b)	364,605	257,241
0.610%, 11/19/34 (b)	402,146	317,162
1.210%, 11/25/47 (b)	2,970,701	2,466,398
Impac Secured Assets CMN Owner Trust 0.530%, 03/25/36 (b)	1,568,489	940,007
Impac Secured Assets Trust 2006-2 0.560%, 08/25/36 (b)	279,972	278,848
IndyMac INDA Mortgage Loan Trust 3.248%, 11/25/37 (b)	1,797,991	1,576,604
IndyMac Index Mortgage Loan Trust 0.570%, 01/25/35 (b)	825,479	576,054
2.667%, 03/25/35 (b)	997,379	857,130
4.696%, 08/25/37 (b)	3,153,592	2,420,918
JPMorgan Mortgage Trust 6.500%, 01/25/36	184,494	174,638
Lehman Mortgage Trust 2007-1 6.420%, 02/25/37 (b) (d)	10,330,524	3,273,020
Lehman XS Trust 0.370%, 03/25/47 (b)	4,862,116	2,743,780
Luminent Mortgage Trust 0.400%, 05/25/46 (b)	1,928,245	1,189,382
MASTR Adjustable Rate Mortgages Trust 2007-R5 (144A) 2.848%, 11/25/35 (b)	111,334	60,627
MASTR Seasoned Securities Trust 3.655%, 10/25/32 (b)	359,076	355,430
Merit Securities Corp. (144A) 1.711%, 09/28/32 (b)	111,820	110,084
Merrill Lynch Mortgage Investors, Inc. 5.031%, 05/25/34 (b)	324,698	330,063
Morgan Stanley Mortgage Loan Trust 0.530%, 01/25/35 (b)	2,354,208	2,149,908
2.837%, 03/25/36 (b)	273,052	187,514
Nomura Resecuritization Trust 2010-4R (144A) 2.826%, 08/26/34 (b)	3,321,513	2,275,280
NovaStar Mortgage-Backed Notes 0.400%, 09/25/46 (b)	1,742,996	1,245,482
Opteum Mortgage Acceptance Corp. 0.780%, 02/25/35	5,000,000	3,225,995
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	1,166,244	1,163,438
6.000%, 05/25/35	484,652	488,752
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	4,946,707	4,717,319
6.000%, 05/25/35	3,689,492	3,635,983
RALI Trust 0.390%, 12/25/36 (b)	3,856,469	2,493,377
0.420%, 04/25/46 (b)	2,443,571	1,149,192
0.470%, 04/25/46 (b)	1,267,881	596,292
0.540%, 04/25/46 (b)	1,774,597	834,621

Collateralized-Mortgage Obligation—(Continued)
RBSGC Mortgage Loan Trust 2007-B 0.660%, 01/25/37 (b)	$1,971,027	$1,127,485
Sequoia Mortgage Trust 2003-2 1.246%, 06/20/33 (b)	145,649	142,366
Structured Adjustable Rate Mortgage Loan Trust 0.530%, 10/25/35 (b)	156,073	120,332
2.706%, 01/25/35 (b)	1,251,897	1,187,808
3.095%, 09/25/35 (b)	1,767,737	1,555,356
Structured Asset Mortgage Investments, Inc. 0.420%, 05/25/46 (b)	352,622	203,078
0.430%, 09/25/47 (b)	4,700,000	2,618,144
2.611%, 08/25/35 (b)	167,320	156,402
WaMu Mortgage Pass-Through Certificates 0.480%, 12/25/45 (b)	1,370,285	1,267,913
0.490%, 11/25/45 (b)	2,235,024	1,956,184
0.500%, 07/25/45 (b)	39,885	37,645
0.500%, 10/25/45 (b)	1,281,971	1,217,032
0.970%, 07/25/47 (b)	373,576	106,090
2.261%, 07/25/47 (b)	4,336,477	3,116,387
2.541%, 09/25/36 (b)	2,010,564	1,643,391
2.697%, 09/25/36 (b)	991,432	799,192
2.717%, 10/25/34 (b)	1,828,927	1,819,261
Wells Fargo Mortgage-Backed Securities Trust 2.657%, 10/25/35 (b)	220,133	216,912
2.723%, 04/25/36 (b)	278,862	254,454
2.736%, 06/25/35 (b)	185,766	189,329

		80,051,232

Commercial Mortgage-Backed Securities—0.9%
Americold 2010 LLC Trust (144A) 4.954%, 01/14/29	600,000	693,170
Banc of America Commercial Mortgage Trust 2006-1 5.372%, 09/10/45 (b)	400,000	448,796
5.421%, 09/10/45 (b)	359,000	392,042
CD 2006-CD2 Commercial Mortgage Trust 5.351%, 01/15/46 (b)	100,000	109,239
CD 2007-CD4 Commercial Mortgage Trust 5.322%, 12/11/49	200,000	229,422
Citigroup Commercial Mortgage Trust 5.702%, 12/10/49 (b)	160,000	181,441
Commercial Mortgage Pass-Through Certificates 5.311%, 12/15/39	640,000	726,646
5.409%, 02/15/39 (b)	290,000	327,207
DBUBS Mortgage Trust (144A) 1.651%, 08/10/44 (b)	3,676,201	170,719
GE Capital Commercial Mortgage Corp. 5.543%, 12/10/49	370,000	422,385

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Greenwich Capital Commercial Funding Corp. 5.867%, 07/10/38 (b)	$860,000	$974,529
GS Mortgage Securities Corp. II (144A) 1.756%, 08/10/44 (b)	1,398,181	120,477
JPMorgan Chase Commercial Mortgage Securities Corp. 5.336%, 05/15/47	880,000	1,006,705
5.440%, 05/15/45	487,000	547,110
5.593%, 05/12/45	130,000	142,928
5.880%, 02/12/51 (b)	30,000	34,784
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.204%, 12/12/49 (b)	210,000	232,172
5.949%, 08/12/49 (b)	235,000	272,003
Morgan Stanley Bank of America Merrill Lynch Trust (144A) 1.937%, 08/15/45 (b)	3,134,613	350,904
Morgan Stanley Capital I Trust 2006-IQ11 5.774%, 10/15/42 (b)	660,000	745,071
UBS-Barclays Commercial Mortgage Trust (144A) 3.317%, 12/10/45	560,000	566,186
WFRBS Commercial Mortgage Trust 2011-C2 (144A) 1.152%, 02/15/44 (b)	4,528,459	220,405

		8,914,341

Total Mortgage-Backed Securities (Identified Cost $92,428,147)		88,965,573

Asset-Backed Securities—4.0%

Asset Backed-Automobile—0.3%
Avis Budget Rental Car Funding AESOP, LLC (144A) 2.100%, 03/20/19 (b)	1,100,000	1,122,098
2.802%, 05/20/18 (b)	675,000	711,797
3.150%, 03/20/17	230,000	243,248
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,180,000	1,283,448

		3,360,591

Asset Backed-Home Equity—0.9%
ABFC 2005-HE1 Trust 0.650%, 03/25/35 (b)	2,831,193	2,053,911
Accredited Mortgage Loan Trust 0.450%, 09/25/35 (b)	67,662	66,419
ACE Securities Corp. 0.550%, 01/25/36 (b)	634,503	80,825
Asset Backed Securities Corp. Home Equity 3.059%, 04/15/33 (b)	36,671	32,648
Bear Stearns Asset Backed Securities Trust 0.950%, 01/25/34 (b)	30,520	26,959

Asset Backed-Home Equity—(Continued)
EMC Mortgage Loan Trust (144A) 0.660%, 05/25/43 (b)	$1,232,458	$960,402
0.910%, 01/25/41 (b)	338,474	295,958
Home Equity Mortgage Loan Asset-Backed Trust 0.470%, 06/25/36 (b)	2,404,632	516,399
Morgan Stanley Mortgage Loan Trust 0.510%, 03/25/36 (b)	1,099,694	470,154
Soundview Home Loan Trust 2006-EQ1 0.370%, 10/25/36 (b)	5,746,490	4,407,385
Structured Asset Securities Corp. 0.490%, 04/25/35 (b)	59,992	57,221
Structured Asset Securities Corp. (144A) 0.430%, 02/25/36 (b)	2,763,037	169,474

		9,137,755

Asset Backed-Manufactured Housing—0.6%
Greenpoint Manufactured Housing 2.977%, 03/18/29 (b)	625,000	518,659
3.604%, 06/19/29 (b)	375,000	323,317
3.708%, 02/20/30 (b)	350,000	296,825
3.709%, 02/20/32 (b)	450,000	383,342
3.709%, 03/13/32 (b)	675,000	565,782
Mid-State Trust 7.340%, 07/01/35	359,455	372,869
Origen Manufactured Housing Contract Trust 2.307%, 04/15/37 (b)	2,869,179	1,833,600
2.583%, 10/15/37 (b)	3,025,000	1,989,216

		6,283,610

Asset Backed-Other—1.3%
ACE Securities Corp. 0.340%, 02/25/31 (b)	430,152	374,387
Amortizing Residential Collateral Trust 0.710%, 10/25/34 (b)	1,186,782	1,140,236
2.010%, 08/25/32 (b)	92,308	15,767
Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	3,093,565	2,370,008
Countrywide Asset-Backed Certificates 1.460%, 06/25/34 (b)	401,581	272,390
Countrywide Home Equity Loan Trust 0.349%, 07/15/36 (b)	925,483	610,031
Countrywide Home Equity Loan Trust (144A) 0.509%, 12/15/33 (b)	424,504	288,860
First Horizon Asset Backed Trust 0.370%, 10/25/34 (b)	163,786	117,863
GSAMP Trust 0.300%, 05/25/36 (b)	762,905	119,519
0.410%, 01/25/36 (b)	111,417	16,114
0.860%, 06/25/34 (b)	670,000	521,970
GSRPM Mortgage Loan Trust (144A) 0.510%, 03/25/35 (b)	1,262,124	1,206,254

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Asset Backed-Other—(Continued)
HSI Asset Securitization Corp. Trust 2005-OPT1 0.630%, 11/25/35 (b)	$4,000,000	$2,647,588
Indymac Residential Asset Backed Trust 0.380%, 04/25/36 (b)	310,393	151,351
Lehman XS Trust 0.420%, 09/25/46 (b)	492,114	312,057
Long Beach Mortgage Loan Trust 5.601%, 01/21/31 (b)	25,587	21,976
RAAC Series (144A) 0.460%, 02/25/37 (b)	952,978	917,123
SACO I, Inc. 0.470%, 06/25/36 (b)	705,100	392,257
0.550%, 03/25/36 (b)	207,651	125,865
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (c) (e)	35,690	0
7.750%, 04/27/33 (c) (e)	10,486	0
Structured Asset Securities Corp. 0.540%, 02/25/35 (b)	1,605,760	1,559,106

		13,180,722

Asset Backed-Student Loan—0.9%
Keycorp Student Loan Trust 0.575%, 10/25/32 (b)	1,178,811	1,087,327
Nelnet Student Loan Trust 4.090%, 03/22/32 (b)	6,650,000	5,758,474
Northstar Education Finance, Inc. 1.383%, 10/30/45 (b)	100,000	59,744
Pennsylvania Higher Education Assistance Agency 1.712%, 07/25/42 (b)	1,500,000	1,426,885
SLM Student Loan Trust (144A) 0.598%, 12/15/25 (b)	750,000	732,631
1.058%, 03/15/33 (b)	437,010	424,315

		9,489,376

Total Asset-Backed Securities (Identified Cost $46,877,432)		41,452,054

Municipal Bonds & Notes—0.9%

Municipal Agency—0.9%
Pennsylvania Higher Education Assistance Agency 1.831%, 05/01/46 (b)	1,900,000	1,806,037
1.857%, 05/01/46 (b)	3,400,000	3,231,765
1.986%, 05/01/46 (b)	500,000	475,247
Student Loan Funding Corp. 0.315%, 09/01/47 (b)	2,250,000	2,100,413
Virginia Housing Development Authority 6.000%, 06/25/34	1,728,578	1,876,216

Total Municipal Bonds & Notes (Identified Cost $9,054,674)		9,489,678

Preferred Stock—0.7%
Security Description	Share/ Notional Amount	Value*

Diversified Financial Services—0.7%
Citigroup Capital XIII	$35,900	$1,001,610
GMAC Capital Trust I	244,339	6,511,634

Total Preferred Stock (Identified Cost $7,190,437)		7,513,244

Common Stock—0.5%

Electric Utilities—0.0%
Dynegy, Inc. (a) (f)	4,498	86,047

Marine—0.1%
DeepOcean Group Holding AS (f) (h)	44,744	907,078

Media—0.1%
Charter Communications, Inc. (f)	15,892	1,211,606

Real Estate Management & Development—0.3%
Realogy Holdings Corp. (f)	87,806	3,438,594

Total Common Stock (Identified Cost $3,973,384)		5,643,325

Options Purchased—0.4%

Call Options—0.0%
U.S. Treasury Bond 30 Year Futures @ 152, expires 01/25/13	76,000	13,063
U.S. Treasury Note 10 Year Futures @ 133.5, expires 01/25/13	183,000	54,328

		67,391

Put Options—0.4%
Markit CDX North America High Yield Index Series 19, exercise price $92.00, expires 03/20/13 (Counterparty-CS First Boston)	119,000,000	656,576
Markit CDX North America High Yield Index Series 19, exercise price $96.5, expires 03/20/13 (Counterparty-CS First Boston)	204,000,000	2,399,120
Markit CDX North America Investment Grade Index Series 19, exercise at 150.0 bps spread, expires 01/16/13 (Counterparty-CS First Boston)	510,000,000	9,991
U.S. Treasury Bond 30 Year Futures @ 147, expires 02/22/13	207,000	378,422
USD Currency, Strike Price EUR 0.667, expires 05/10/13 (Counterparty-JPMorgan Securities)	50,000	923
USD Currency, Strike Price EUR 0.769, expires 05/10/13 (Counterparty-JPMorgan Securities)	50,000	146,289

		3,591,321

Total Options Purchased (Identified Cost $2,843,288)		3,658,712

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Term Loans—0.1%

Security Description	Share/ Principal Amount	Value*

Retail—0.0%
El Pollo Loco, Inc. 9.250%, 07/14/17 (b)	$325,050	$336,833

Software—0.1%
First Data Corp. 4.211%, 03/24/18	1,047,353	998,499
2.961%, 09/24/14 (b)	56,365	56,451

		1,054,950

Total Term Loans (Identified Cost $1,413,190)		1,391,783

Warrants—0.0%

Energy Equipment & Services—0.0%
SemGroup Corp., expires 11/30/14, strike $25.00 (a) (f)	3,141	46,424

Yankee—0.0%
Republic of Venezuela (Oil-Linked Payment Obligation), expires 04/15/20 (f)	4,550	139,344

Total Warrants (Identified Cost $24,795)		185,768

Short Term Investments—18.2%

Discount Notes—3.9%
Federal Agricultural Mortgage Corp. 0.010%, 01/03/13	20,700,000	20,699,862
Federal National Mortgage Association 0.010%, 02/01/13	20,000,000	19,998,106

		40,697,968

Mutual Funds—10.8%
State Street Navigator Securities Lending Prime Portfolio (i)	113,379,769	113,379,769

Repurchase Agreement—3.5%
Barclays Capital Repurchase Agreement dated 12/31/12 at 0.160% to be repurchased at $36,300,323 on 01/02/13, collateralized by $37,073,000 U.S. Treasury Note at 0.250% due 10/15/15 with a value of $36,988,993.	36,300,000	36,300,000

Repurchase Agreement—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,045,001 on 01/02/13, collateralized by $1,065,000 U.S.Treasury Note at 0.625% due 08/31/17 with a value of $1,066,495.	$1,045,000	$1,045,000

		37,345,000

Total Short Term Investments (Identified Cost $191,422,737)		191,422,737

Total Investments—115.2% (Identified Cost $1,189,625,033) (j)		1,209,727,472
Liabilities in excess of other assets		(159,192,747)

Net Assets—100.0%		$1,050,534,725

(a)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $109,407,641 and the collateral received consisted of cash in the amount of $113,379,769. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $2,773,000, which is 0.3% of net assets. See details below.
(f)	Non-Income Producing.
(g)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,193,598,536. The aggregate unrealized appreciation and depreciation of investments was $50,424,533 and $(34,295,597), respectively, resulting in net unrealized appreciation of $16,128,936 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $173,433,398, which is 16.5% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(CMO)—	Collateralized Mortgage Obligation
(REMICS)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Restricted Securities
Security Description	Acquisition Dates	Par Amount	Cost	Value
Midwest Vanadium Pty, Ltd. (11.500%, 02/15/18)	05/05/11 - 05/24/11	$4,700,000	$4,863,750	$2,773,000
Sail Net Interest Margin Notes (5.500%, 03/27/34)	12/17/04	35,690	35,908	—
Sail Net Interest Margin Notes (7.750%, 04/27/33)	05/01/06 -04/29/11	10,486	779	—

Forward Foreign Currency Exchange Contracts
Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL 12,000,000	JPMorgan Chase Bank	02/15/13	$5,700,713	$127,809
MYR 22,000,000	Citibank	02/08/13	7,150,402	25,840
SEK 35,670,000	Citibank	02/15/13	5,309,063	170,482
SGD 10,799,000	Citibank	02/15/13	8,818,822	20,935

Contracts to Deliver
AUD 4,477,000	Goldman Sachs Capital	01/25/13	4,593,402	(48,160)
AUD 11,787,269	Citibank	02/15/13	12,164,462	(37,105)
CAD 5,400,000	Goldman Sachs Capital	01/25/13	5,432,596	6,294
EUR 6,303,000	Citibank	01/25/13	8,222,264	(98,946)
EUR 6,338,000	JPMorgan Chase Bank	01/25/13	8,276,008	(91,408)
EUR 959,748	JPMorgan Chase Bank	02/15/13	1,234,426	(32,864)
EUR 1,766,483	Citibank	02/15/13	2,251,842	(80,694)
EUR 5,003,199	UBS AG	02/15/13	6,430,862	(175,564)
MYR 22,000,000	Citibank	02/08/13	7,152,146	(24,096)

Net Unrealized Depreciation				$(237,477)

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/19/13	1,252	$167,194,303	$(952,178)
U.S. Treasury Ultra Long Bond Futures	03/19/13	317	52,681,288	(1,139,069)

Futures Contracts—Short
U.S. Treasury Note 2 Year Futures	03/28/13	(156)	(34,375,556)	(17,569)
U.S. Treasury Note 5 Year Futures	03/28/13	(697)	(86,671,344)	(45,258)
U.S. Treasury Bond 30 Year Futures	03/19/13	(1,092)	(162,547,068)	1,477,068

Net Unrealized Depreciation				$(677,006)

Options Written
Options Written—Put	Counterparty	Expiration Date	Contracts/ Notional Amount	Premiums Received	Valuation as of December 31, 2012	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond 30 Year Futures @ 142	N/A	02/22/13	(415)	$(342,323)	$(201,016)	$141,307
USD Currency, Strike Price EUR 0.690	JPMorgan Securities	05/10/13	(5,000,000)	(50,633)	(3,386)	47,247

Swaptions Written—Put
Markit CDX North America Investment Grade Index Series 19, Exercise at 150.0 bps spread	CS First Boston	01/16/13	(510,000,000)	(102,000)	(9,991)	92,009
Markit CDX North America High Yield Index Series 19, Exercise Price $92.00	CS First Boston	03/20/13	(119,000,000)	(392,700)	(656,577)	(263,877)
Markit CDX North America High Yield Index Series 19, Exercise Price $96.50	CS First Boston	03/20/13	(204,000,000)	(1,713,600)	(2,399,119)	(685,519)

Total Options Written				$(2,601,256)	$(3,270,089)	$(668,833)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

(CAD)—	Canadian Dollar
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$535,236,489	$—	$535,236,489
Total U.S. Treasury & Government Agencies*	—	229,040,547	—	229,040,547
Total Foreign Government*	—	95,727,562	—	95,727,562
Total Mortgage-Backed Securities*	—	88,965,573	—	88,965,573
Total Asset-Backed Securities*	—	41,452,054	—	41,452,054
Total Municipal Bonds & Notes*	—	9,489,678	—	9,489,678
Common Stock
Electric Utilities	86,047	—	—	86,047
Marine	—	—	907,078	907,078
Media	1,211,606	—	—	1,211,606
Real Estate Management & Development	—	3,438,594	—	3,438,594
Total Common Stock	1,297,653	3,438,594	907,078	5,643,325
Total Preferred Stock*	7,513,244	—	—	7,513,244
Total Term Loans*	—	1,391,783	—	1,391,783
Total Warrants*	—	185,768	—	185,768
Options Purchased
Call Options	67,391	—	—	67,391
Put Options	378,422	3,212,899	—	3,591,321
Total Options Purchased	445,813	3,212,899	—	3,658,712
Short Term Investments
Discount Notes	—	40,697,968	—	40,697,968
Mutual Funds	113,379,769	—	—	113,379,769
Repurchase Agreement	—	37,345,000	—	37,345,000
Total Short Term Investments	113,379,769	78,042,968	—	191,422,737
Total Investments	$122,636,479	$1,086,183,915	$907,078	$1,209,727,472

Collateral for Securities Loaned (Liability)	$—	$(113,379,769)	$—	$(113,379,769)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$351,360	$—	$351,360
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(588,837)	—	(588,837)
Total Forward Foreign Currency Contracts (Net Unrealized Depreciation)	—	(237,477)	—	(237,477)
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	1,477,068	—	—	1,477,068
Futures Contracts (Unrealized Depreciation)	(2,154,074)	—	—	(2,154,074)
Total Futures Contracts (Net Unrealized Depreciation)	(677,006)	—	—	(677,006)
Options Written
Put Options Written	(201,016)	(3,069,073)	—	(3,270,089)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Common Stock	Total
Balance as of December 31, 2011	$0	$0	$0
Transfers into Level 3	0	659,959	659,959
Transfers out of Level 3	0	0	0
Accrued discounts/premiums	0	0	0
Realized loss	(125,005)	0	(125,005)
Change in unrealized appreciation	125,005	247,119	372,124
Security purchases	0	0	0
Security sales	0	0	0
Balance as of December 31, 2012	$0	$907,078	$907,078

Common stock transfer into level 3 was due to a decline in market activity for the security which resulted in the lack of observable inputs. The change in unrealized appreciation on investments held at December 31, 2012 was $247,119.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,209,727,472
Cash		828,543
Cash denominated in foreign currencies (c)		1,188,337
Restricted cash for futures contracts		1,640,001
Unrealized appreciation on open forward foreign currency contracts		351,360
Receivable for:
Securities sold		6,047,019
Fund shares sold		563,661
Principal paydowns		4,692
Interest and dividends		11,812,111
Futures variation margin		323,266
Miscellaneous assets		142,639

Total Assets		1,232,629,101
Liabilities
Unrealized depreciation on open forward foreign currency contracts	$588,837
Options written, at fair value (d)	3,270,089
Payable for:
Securities purchased	4,344,509
TBA securities purchased	59,429,582
Fund shares redeemed	316,610
Foreign taxes	1,269
Collateral for securities loaned	113,379,769
Accrued expenses:
Management fees	494,703
Distribution and service fees	66,742
Deferred trustees’ fees	45,149
Other expenses	157,117

Total Liabilities		182,094,376

Net Assets		$1,050,534,725

Net assets consists of:
Paid in surplus		$1,004,876,153
Undistributed net investment income		46,724,426
Accumulated net realized losses		(19,748,622)
Unrealized appreciation on investments and foreign currency transactions		18,682,768

Net Assets		$1,050,534,725

Net Assets
Class A		$708,463,575
Class B		268,021,512
Class E		74,049,638
Capital Shares Outstanding (e)
Class A		50,662,811
Class B		19,278,460
Class E		5,315,950
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.98
Class B		13.90
Class E		13.93

(a)	Identified cost of investments was $1,189,625,033.
(b)	Includes securities on loan with a value of $109,407,641.
(c)	Identified cost of cash denominated in foreign currencies was $1,179,690.
(d)	Premiums received on written options were $2,601,256.
(e)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$42,349,642
Dividends		484,679
Securities lending income		327,867

		43,162,188
Expenses
Management fees	$6,002,302
Distribution and service fees—Class B	686,235
Distribution and service fees—Class E	113,092
Administration fees	3,802
Trustees’ fees and expenses	44,316
Custodian and accounting	221,983
Audit and tax services	78,289
Legal	35,701
Shareholder reporting	144,660
Insurance	7,837
Miscellaneous	16,909

Total expenses	7,355,126
Less management fee waivers	(403,749)	6,951,377

Net Investment Income		36,210,811

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	18,177,252
Futures contracts	(1,257,380)
Foreign currency transactions	2,283,447
Swap contracts	1,564,667
Options written	3,004,377	23,772,363

Net change in unrealized appreciation (depreciation) on:
Investments	50,872,221
Futures contracts	(757,934)
Foreign currency transactions	(1,407,010)
Options written	(668,833)	48,038,444

Net realized and unrealized gain		71,810,807

Net Increase in Net Assets From Operations		$108,021,618

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,210,811	$32,625,615
Net realized gain	23,772,363	4,997,260
Net change in unrealized appreciation	48,038,444	7,736,124

Increase in net assets from operations	108,021,618	45,358,999

From Distributions to Shareholders
Net investment income
Class A	(22,840,121)	(17,749,143)
Class B	(9,409,912)	(10,927,643)
Class E	(2,674,216)	(4,221,410)

Total distributions	(34,924,249)	(32,898,196)

Increase in net assets from capital share transactions	48,978,461	255,321,256

Total increase in net assets	122,075,830	267,782,059

Net Assets
Beginning of the period	928,458,895	660,676,836

End of the period	$1,050,534,725	$928,458,895

Undistributed Net Investment Income
End of the period	$46,724,426	$33,098,233

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	8,359,614	$112,147,731	30,229,779	$384,104,635
Reinvestments	1,759,639	22,840,121	1,409,781	17,749,143
Redemptions	(3,966,827)	(53,182,535)	(13,734,038)	(174,573,842)

Net increase	6,152,426	$81,805,317	17,905,522	$227,279,936

Class B
Sales	1,263,282	$16,916,948	1,855,276	$23,763,625
Subscriptions in-kind (a)	0	0	5,136,952	64,776,963
Reinvestments	727,758	9,409,912	871,423	10,927,643
Redemptions	(3,868,210)	(51,842,372)	(4,447,340)	(56,793,893)

Net increase (decrease)	(1,877,170)	$(25,515,512)	3,416,311	$42,674,338

Class E
Sales	512,614	$6,859,672	538,220	$6,938,463
Reinvestments	206,503	2,674,216	336,367	4,221,410
Redemptions	(1,260,647)	(16,845,232)	(2,009,854)	(25,792,891)

Net decrease	(541,530)	$(7,311,344)	(1,135,267)	$(14,633,018)

Increase derived from capital share transactions		$48,978,461		$255,321,256

(a)	Includes cash and securities amounting to $5,694,771 and $59,082,192, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.01	$12.90	$12.19	$10.30	$12.70

Income (Loss) From Investment Operations
Net investment income (a)	0.50	0.53	0.63	0.75	0.74
Net realized and unrealized gain (loss) on investments	0.96	0.24	0.87	2.28	(2.58)

Total from investment operations	1.46	0.77	1.50	3.03	(1.84)

Less Distributions
Distributions from net investment income	(0.49)	(0.66)	(0.79)	(0.79)	(0.49)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.35)	(0.07)

Total distributions	(0.49)	(0.66)	(0.79)	(1.14)	(0.56)

Net Asset Value, End of Period	$13.98	$13.01	$12.90	$12.19	$10.30

Total Return (%) (b)	11.50	6.14	12.73	32.22	(15.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.67	0.67	0.69	0.65
Net ratio of expenses to average net assets (%) (c)	0.61	0.63	0.63	0.67	N/A
Ratio of net investment income to average net assets (%)	3.70	4.13	5.00	6.87	6.34
Portfolio turnover rate (%)	228 (d)	473	295	228	280
Net assets, end of period (in millions)	$708.46	$578.92	$343.17	$418.60	$541.02

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.93	$12.83	$12.13	$10.26	$12.65

Income (Loss) From Investment Operations
Net investment income (a)	0.46	0.49	0.59	0.70	0.71
Net realized and unrealized gain (loss) on investments	0.97	0.24	0.87	2.28	(2.57)

Total from investment operations	1.43	0.73	1.46	2.98	(1.86)

Less Distributions
Distributions from net investment income	(0.46)	(0.63)	(0.76)	(0.76)	(0.46)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.35)	(0.07)

Total distributions	(0.46)	(0.63)	(0.76)	(1.11)	(0.53)

Net Asset Value, End of Period	$13.90	$12.93	$12.83	$12.13	$10.26

Total Return (%) (b)	11.29	5.83	12.45	31.89	(15.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.92	0.92	0.94	0.90
Net ratio of expenses to average net assets (%) (c)	0.86	0.88	0.88	0.92	N/A
Ratio of net investment income to average net assets (%)	3.45	3.83	4.70	6.48	6.08
Portfolio turnover rate (%)	228 (d)	473	295	228	280
Net assets, end of period (in millions)	$268.02	$273.64	$227.62	$208.62	$170.29

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.96	$12.85	$12.15	$10.27	$12.67

Income (Loss) From Investment Operations
Net investment income (a)	0.48	0.50	0.60	0.72	0.72
Net realized and unrealized gain (loss) on investments	0.96	0.25	0.88	2.29	(2.58)

Total from investment operations	1.44	0.75	1.48	3.01	(1.86)

Less Distributions
Distributions from net investment income	(0.47)	(0.64)	(0.78)	(0.78)	(0.47)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.35)	(0.07)

Total distributions	(0.47)	(0.64)	(0.78)	(1.13)	(0.54)

Net Asset Value, End of Period	$13.93	$12.96	$12.85	$12.15	$10.27

Total Return (%) (b)	11.30	5.92	12.62	31.97	(15.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.82	0.82	0.84	0.80
Net ratio of expenses to average net assets (%) (c)	0.76	0.78	0.78	0.82	N/A
Ratio of net investment income to average net assets (%)	3.55	3.90	4.81	6.59	6.15
Portfolio turnover rate (%)	228 (d)	473	295	228	280
Net assets, end of period (in millions)	$74.05	$75.90	$89.89	$91.30	$80.17

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the turnover rate would have been 84%.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, swap contract transactions, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$6,002,302	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period January 1, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,848,802,746	$391,460,470	$1,894,034,321	$268,036,755

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were $1,411,845,310 and $1,431,685,629, respectively.

Options Written - The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Notional Amount	Number of contracts	Premiums received
Options outstanding December 31, 2011	0	0	$0
Options written	775,850,000	1,420	1,737,815
Options bought back	(0)	(960)	(491,255)
Options expired	(775,850,000)	(460)	(1,246,560)

Options outstanding December 31, 2012	0	0	$0

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Put Options	Notional Amount	Number of contracts	Premiums received
Options outstanding December 31, 2011	0	0	$0
Options written	1,444,325,000	1,598	3,860,998
Options bought back	(235,850,000)	(0)	(407,492)
Options expired	(370,475,000)	(1,183)	(852,250)

Options outstanding December 31, 2012	838,000,000	415	$2,601,256

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return, or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of current payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Disclosures About Derivative Instruments and Hedging Activities - At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Investments at value*	$3,065,687	Liabilities—Options written, at fair value	$(3,065,687)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions**	1,477,068	Net Assets—Unrealized appreciation on investments and foreign currency transactions**	(2,154,074)
	Assets—Investments at value*	445,813	Liabilities—Options written, at fair value	(201,016)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	351,360	Liabilities—Unrealized depreciation on open forward foreign currency contracts	(588,837)
	Assets—Investments at value*	147,212	Liabilities—Options written, at fair value	(3,386)

Total		$5,487,140		$(6,013,000)

*	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities
**	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(1,257,380)	$—	$(1,257,380)
Forward Foreign Currency Transactions	—	—	2,227,529	2,227,529
Investments*	(2,777,598)	(924,864)	(173,965)	(3,876,427)
Options Written	1,944,818	1,011,052	48,507	3,004,377
Swap Contracts	1,217,299	347,368	—	1,564,667

Total	$384,519	$(823,824)	$2,102,071	$1,662,766

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$(757,934)	$—	$(757,934)
Forward Foreign Currency Transactions	—	—	(1,612,476)	(1,612,476)
Investments*	896,063	(139,718)	59,079	815,424
Options Written	(857,387)	141,307	47,247	(668,833)

Total	$38,676	$(756,345)	$(1,506,150)	$(2,223,819)

For the year ended December 31, 2012, the average notional or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$125,713,956
Futures Contracts Short	(182,900,000)
Forward Foreign Currency Transactions	104,632,166
Options Purchased	205,783,332
Options Written	(279,719,051)
Swap Contracts**	409,119,050

*	Options purchased are part of Net realized gain (loss) on investments and Net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
**	Average notional amount reflects activity over a two month period.

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit and counterparty risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$34,924,249	$32,898,196	$—	$—	$—	$—	$34,924,249	$32,898,196

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$46,572,590	$—	$15,644,837	$(16,513,707)	$—	$45,703,720

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$2,454,113	$14,059,594	$16,513,707

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of

MSF-35

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-36

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-37

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-38

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-39

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Western Asset Management Strategic Bond Opportunities Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-40

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-41

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Western Asset Management Strategic Bond Opportunities Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Western Asset Management Strategic Bond Opportunities Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MSF-42

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Western Asset Management Strategic Bond Opportunities Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-43

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-44

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-45

Metropolitan Series Fund
Western Asset Management U.S. Government Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 3.37%, 3.05%, and 3.15%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned 1.73% over the same period.

MARKET ENVIRONMENT/CONDITIONS

2012 was marked by on-going, sluggish recovery that was continuously threatened by uncertainty both overseas and at home. Global events drove much of the market over the year. While relative calm dominated the first couple of months of 2012, trouble began in April as Spanish yields increased to unsustainable levels and worries increased over possible failed auctions. In May, market fear increased as capital fled out of Spanish banks to financial institutions in the European Core. Germany appeared to be maintaining a hard line against interventions that would drain its own pocketbook, and speculation about the imminent breakup of the eurozone intensified. In the third quarter, Greece’s elected leaders helped avert a breakup and the European Central Bank (ECB) promised to purchase a potentially unlimited supply of one-to three-year sovereign bonds of qualifying countries, if necessary. This helped calm European fears for most of the rest of the third quarter.

The U.S. economic recovery appeared to have picked up some steam during the year. The final estimate for the annualized Gross Domestic Product (GDP) growth rate over the third quarter (the last GDP data point released in 2012) came in at 3.1%. This data compared favorably with the 1.9% and 2.7% growth rates experienced in first and second quarters of the year. Despite a small uptick in growth, unemployment remained elevated, hovering around 8% for most of the year and ending at 7.7%. Despite the generally pedestrian economic data, risk sector spreads ended the year meaningfully tighter despite some volatility experienced in the second quarter based on European uncertainties. Housing continues to remain a bright spot as data continues to improve. The Case-Shiller Home Price Index (20 city composite, seasonally adjusted) improved from registering year-over-year declines of about 3.9% early in the year to year-over-year gains of about 4.3% at the end of the year.

The Federal Reserve (the “Fed”) remained extraordinarily accommodative over 2012. It held interest rates steady in a range of 0% to 0.25% and late in the third quarter extended guidance to suggest that rates will likely be kept low through at least mid 2015 to help stimulate growth. Guidance switched several months later in the fourth quarter to indicate that rates will be kept low as long as the unemployment rate remains above 6 1⁄2% and expected inflation one to two years out is below 2 1⁄2% and longer-term inflation expectations are well anchored. The second round of the Maturity Extension Program (aka “Operation Twist”) was given an extension mid-year to take the program through the end of the year. The Fed had also been hinting that it would take drastic action if economic data—especially unemployment—did not improve meaningfully. In September, the Fed followed through when Ben Bernanke announced a third round of quantitative easing (QE3). Investors were surprised because this was an open-ended program with no specified end-date. Markets clearly appreciated the actions of the central banks at home and in Europe, as risk assets performed well despite a general lack of improvement in most other economic data. Markets remained relatively calm over the final months of the year despite elevated uncertainty regarding a potentially nasty showdown over the fiscal cliff. Ultimately, the fiscal cliff was only partially resolved in the waning hours of 2012, setting the stage for further Congressional showdowns over spending cuts and the U.S. debt ceiling in early 2013.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio significantly outperformed its benchmark for the one year period. The Portfolio’s large underweight to Treasuries and subsequent overweight exposure to Agencies, Mortgage-Backed Securities, and Investment Grade Credit added to performance as all spread products outperformed Treasuries during the year.

Agency Mortgage-Backed Securities added as the sector outperformed duration-equivalent Treasuries. We focused on selecting certain mortgage pools and coupon stacks which avoided exaggerated risk of government-sponsored mortgage refinancing, thus decreasing prepayment risk. We reduced the Portfolio’s exposure to 15-year mortgage pools and increased exposure to 30-year pools. The Fed announced their $40 billion per month purchase program which caused lower coupon Agency mortgages to tighten. To that end, the Portfolio’s focus on 3.0% coupon stack within the 30-year mortgage pools notably contributed to its performance.

The Portfolio’s exposure to Non-Agency Mortgage-Backed Securities was the largest contributor to performance due to broad-based investor demand, improving home prices and positive carry. Technicals were strong as new money entered the market and existing supply continued to shrink. The Portfolio’s allocation to Non-Agency Mortgage-Backed Securities slightly declined from 3.9% to approximately 3.6% during this period due to principal pay-downs. Overweight exposure to Agency Debentures also added to relative returns as the sector significantly outperformed duration-matched Treasuries. Within this sector, longer-dated Agency Debentures performed better than shorter-dated Agency securities so the Portfolio’s positioning on longer maturity securities contributed to performance.

During the year, the Portfolio utilized futures and options contracts for hedging purposes and duration management.

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

At period end, we continued to underweight Treasuries in favor of relative value opportunities within the Agency and Agency mortgage space. We maintained our small allocation to Investment Grade Credit as well as Non-Agency mortgages as we believe that this sector’s returns remain skewed to the upside.

Stephen A. Walsh

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	3.37	3.71	3.34
Class B	3.05	3.45	3.09
Class E	3.15	3.55	3.17
Barclays U.S. Intermediate Government Bond Index	1.73	4.51	4.10

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
U.S. Treasury Notes	40.9
Fannie Mae 30 Yr. TBA	7.4
Fannie Mae 30 Yr. Pool	6.2
Federal National Mortgage Association	4.9
Private Export Funding Corp.	4.5
Ginnie Mae	4.3
Federal Farm Credit Bank	3.3
Federal Home Loan Bank	2.9
Ginnie Mae 30 Yr. TBA	2.7
Fannie Mae REMICS	2.5

Top Sectors

% of Net Assets
U.S. Treasuries	40.9
Agency Sponsored Mortgage-Backed	28.3
Federal Agencies	21.3
Corporates	9.8
Collateralized Mortgage Obligations	4.4
Foreign Government	3.0
Asset Backed	1.0
Commercial Mortgage-Backed	0.9

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.48%	$1,000.00	$1,015.60	$2.43
	Hypothetical*	0.48%	$1,000.00	$1,022.70	$2.44

Class B(a)	Actual	0.73%	$1,000.00	$1,014.00	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.42	$3.71

Class E(a)	Actual	0.63%	$1,000.00	$1,014.00	$3.19
	Hypothetical*	0.63%	$1,000.00	$1,021.93	$3.20

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—90.5% of Net Assets

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—28.3%
Fannie Mae 15 Yr. 2.500%, TBA	$19,700,000	$20,598,812
Fannie Mae 15 Yr. Pool 4.500%, 03/01/20	187,509	206,029
5.000%, 03/01/18	353,938	380,433
6.500%, 04/01/13	906	916
6.500%, 07/01/13	679	689
6.500%, 06/01/17	168,783	182,994
7.000%, 12/01/14	3,619	3,755
7.000%, 07/01/15	1,226	1,295
7.500%, 02/01/16	30,966	31,372
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	2,170,220	2,370,156
4.500%, 12/01/31	2,639,592	2,882,770
Fannie Mae 30 Yr. 2.500%, TBA	2,700,000	2,751,469
3.000%, TBA	177,100,000	185,567,594
3.500%, TBA	3,300,000	3,518,238
4.000%, TBA	2,300,000	2,465,312
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	15,029,230	15,854,201
4.000%, 10/01/41	6,643,479	7,130,919
4.000%, 11/01/41	12,438,768	13,351,416
4.000%, 12/01/41	451,514	484,643
4.000%, 06/01/42	8,578,862	9,310,177
4.000%, 07/01/42	6,506,804	7,236,355
4.500%, 04/01/41	25,951,777	28,496,728
4.500%, 09/01/41	4,468,872	4,899,290
4.500%, 10/01/41	20,997,876	22,768,022
5.000%, 07/01/33	1,110,523	1,209,912
5.000%, 09/01/33	1,294,960	1,410,856
5.000%, 10/01/35	3,516,598	3,831,327
5.000%, 01/01/39	47,657	52,905
5.000%, 08/01/39	110,389	122,249
5.000%, 12/01/39	65,419	72,623
5.000%, 05/01/40	219,733	243,515
5.000%, 07/01/40	130,914	145,331
5.000%, 11/01/40	2,998,309	3,328,493
5.000%, 01/01/41	79,081	87,789
5.000%, 02/01/41	174,935	194,199
5.000%, 04/01/41	325,828	361,709
5.000%, 05/01/41	6,275,842	6,966,565
5.000%, 06/01/41	459,154	509,718
5.500%, 08/01/38	2,673,407	2,957,368
5.500%, 05/01/40	19,127,838	20,785,945
6.000%, 04/01/33	257,034	287,107
6.000%, 02/01/34	55,400	61,882
6.000%, 11/01/35	568,132	634,603
6.000%, 08/01/37	1,265,686	1,417,005
6.500%, 03/01/26	2,545	2,882
6.500%, 04/01/29	131,366	149,056
7.000%, 11/01/28	2,978	3,560
7.000%, 02/01/29	4,137	4,945
7.000%, 01/01/30	2,577	3,082
7.000%, 10/01/37	141,588	168,522
7.000%, 11/01/37	101,779	121,141

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 12/01/37	$81,874	$97,448
7.000%, 02/01/38	105,698	125,932
7.000%, 08/01/38	133,733	159,334
7.000%, 09/01/38	17,404	20,735
7.000%, 11/01/38	796,061	948,455
7.000%, 02/01/39	6,216,400	7,398,952
7.500%, 04/01/32	15,385	15,925
8.000%, 05/01/28	5,091	6,248
8.000%, 07/01/32	1,278	1,588
11.500%, 09/01/19	46	47
12.000%, 10/01/15	3,220	3,291
Fannie Mae ARM Pool 2.115%, 07/01/37 (a)	105,272	113,139
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (b)	6,295,703	683,832
4.000%, 04/25/42 (b)	9,540,358	1,113,757
4.500%, 11/25/39 (b)	8,196,281	863,950
Fannie Mae Pool 3.500%, 09/01/42	12,536,414	13,560,414
3.500%, 12/01/42	1,998,096	2,171,294
6.500%, 12/01/27	5,726	6,544
6.500%, 05/01/32	104,457	114,256
12.000%, 01/15/16	303	305
12.500%, 09/20/15	142	142
12.500%, 01/15/16	1,502	1,510
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42	1,500,000	1,408,470
3.000%, 12/25/27 (b)	15,757,453	2,100,005
5.500%, 07/25/41	6,623,343	7,945,701
5.500%, 04/25/42	8,500,000	9,458,621
5.890%, 07/25/40 (a) (b)	5,258,843	1,333,555
5.890%, 09/25/42 (a) (b)	2,566,339	697,784
5.940%, 12/25/42 (a) (b)	1,796,779	538,467
6.000%, 05/25/42	7,000,000	7,825,153
6.290%, 10/25/40 (a) (b)	3,104,354	511,976
6.320%, 12/25/40 (a) (b)	5,618,463	810,137
6.320%, 01/25/41 (a) (b)	11,466,841	1,994,462
6.340%, 07/25/39 (a) (b)	3,328,582	730,278
6.340%, 10/25/41 (a) (b)	15,604,976	3,282,182
6.390%, 10/25/40 (a) (b)	9,098,723	2,149,163
6.390%, 04/25/42 (a) (b)	7,992,219	1,416,073
6.440%, 02/25/41 (a) (b)	1,928,566	449,053
6.440%, 03/25/42 (a) (b)	11,800,000	2,254,929
6.500%, 06/25/39	1,300,000	1,446,216
6.500%, 03/25/42	4,000,000	4,677,008
6.500%, 07/25/42	9,410,000	10,585,102
9.750%, 11/25/18	3,293,437	3,804,272
9.750%, 08/25/19	1,091,848	1,243,765
Fannie Mae Whole Loan 3.430%, 01/25/43 (a)	517,040	559,841
Freddie Mac 15 Yr. Gold Pool 6.500%, 08/01/13	646	659
Freddie Mac 30 Yr. 3.000%, TBA	14,500,000	15,159,298

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 10/01/42	$399,263	$434,574
3.500%, 11/01/42	699,006	760,826
5.000%, 08/01/33	87,109	95,891
5.500%, 12/01/38	3,701,754	4,005,773
6.000%, 10/01/36	3,588,252	3,990,130
6.500%, 09/01/39	1,383,413	1,572,361
8.000%, 12/01/19	4,145	4,212
8.000%, 09/01/30	8,884	10,976
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	8,208	9,076
Freddie Mac ARM Non-Gold Pool 2.182%, 05/01/37 (a)	62,972	66,316
2.320%, 02/01/37 (a)	24,138	25,291
2.802%, 01/01/35 (a)	34,515	37,004
2.837%, 05/01/37 (a)	70,303	75,272
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	350,589
5.841%, 09/15/39 (a) (b)	4,566,244	1,080,580
5.941%, 10/15/42 (a) (b)	3,286,080	931,508
5.941%, 11/15/42 (a) (b)	2,895,408	867,545
6.000%, 05/15/36	2,076,094	2,390,240
6.391%, 11/15/41 (a) (b)	6,383,874	1,461,748
8.500%, 06/15/21	40,752	45,900
Ginnie Mae (CMO) 0.000%, 12/20/60 (a)	38,142,328	38,434,270
0.590%, 12/20/60 (a)	24,279,222	24,316,757
0.610%, 12/20/60 (a)	9,102,327	9,112,549
0.690%, 03/20/61 (a)	6,977,527	7,023,292
0.710%, 12/20/60 (a)	27,601,700	27,800,984
5.891%, 08/16/42 (a) (b)	3,394,224	799,281
6.289%, 03/20/39 (a) (b)	1,796,166	282,176
6.339%, 11/20/38 (a) (b)	5,628,727	776,978
6.419%, 11/20/38 (a) (b)	1,318,944	166,436
6.439%, 01/20/40 (a) (b)	3,746,523	650,765
6.441%, 11/16/41 (a) (b)	2,523,230	610,622
6.489%, 09/20/32 (a) (b)	13,059,420	2,915,305
Ginnie Mae 30 Yr. 3.000%, TBA	28,300,000	30,086,362
3.500%, TBA	38,300,000	41,611,727
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	1,600,000	1,780,000
6.000%, 03/15/33	2,048,009	2,321,159
6.500%, 06/15/31	12,092	14,125
6.500%, 08/15/34	333,411	390,541
7.500%, 01/15/29	12,449	13,689
7.500%, 09/15/29	4,851	5,918
7.500%, 02/15/30	4,341	5,280
7.500%, 09/15/30	15,367	15,997
8.500%, 05/15/18	11,618	11,661
8.500%, 06/15/25	61,170	68,658
9.000%, 12/15/16	6,114	6,350
Ginnie Mae II 30 Yr. Pool 4.500%, 01/20/40	2,609,379	2,876,952
4.500%, 05/20/40	3,731,033	4,113,622
4.500%, 07/20/40	9,835,888	10,875,863

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.500%, 09/20/40	$71,517	$79,079
4.500%, 11/20/40	679,352	749,799
4.500%, 12/20/40	1,685,013	1,859,745
4.500%, 01/20/41	521,814	575,648
5.000%, 07/20/40	2,882,401	3,194,097
5.000%, 08/20/40	2,876,147	3,182,737
6.000%, 11/20/34	4,520	5,084
6.000%, 06/20/35	7,758	8,726
6.000%, 07/20/36	585,978	655,434
6.000%, 09/20/36	28,465	31,839
6.000%, 07/20/38	1,790,976	1,998,783
6.000%, 09/20/38	5,213,229	5,818,120
6.000%, 06/20/39	13,382	14,935
6.000%, 05/20/40	361,478	403,420
6.000%, 06/20/40	949,385	1,061,916
6.000%, 08/20/40	484,898	542,372
6.000%, 09/20/40	1,207,292	1,354,165
6.000%, 10/20/40	784,239	879,646
6.000%, 11/20/40	986,988	1,107,060
6.000%, 01/20/41	1,030,978	1,156,402
6.000%, 03/20/41	4,157,935	4,663,768
6.000%, 07/20/41	817,919	917,423
6.000%, 12/20/41	811,780	905,971
6.500%, 10/20/37	1,237,909	1,405,431

		743,291,873

Federal Agencies—21.3%
Federal Farm Credit Bank 0.250%, 07/28/14	20,000,000	19,997,760
1.500%, 11/16/15	20,000,000	20,642,180
1.950%, 11/15/17	19,980,000	21,046,073
2.625%, 04/17/14	25,000,000	25,565,125
Federal Home Loan Bank 0.290%, 11/08/13	40,000,000	40,037,360
3.625%, 10/18/13	20,000,000	20,543,440
5.250%, 12/11/20	12,000,000	15,327,144
Federal Home Loan Bank of Chicago 5.625%, 06/13/16 (c)	10,410,000	12,068,521
Federal Home Loan Mortgage Corp. 0.625%, 12/29/14 (c)	10,000,000	10,064,620
2.375%, 01/13/22	26,000,000	27,161,550
5.000%, 12/14/18 (a) (c)	13,241,000	15,116,998
6.750%, 03/15/31	5,000,000	7,684,420
Federal National Mortgage Association Zero Coupon, 10/09/19	33,000,000	28,909,881
0.500%, 10/22/15	30,000,000	30,038,160
5.125%, 01/02/14	37,250,000	39,067,167
6.625%, 11/15/30	20,000,000	30,460,080
Financing Corp. Fico Zero Coupon, 06/06/19	27,884,000	25,406,005
Zero Coupon, 09/26/19	14,535,000	13,064,349
Zero Coupon, 12/27/18	16,254,000	14,977,459
Government Trust Certificate Zero Coupon, 10/01/16	8,567,000	8,185,186

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount	Value*

Federal Agencies—(Continued)
National Archives Facility Trust 8.500%, 09/01/19	$3,492,304	$4,351,376
New Valley Generation II 5.572%, 05/01/20	11,129,644	12,821,350
Overseas Private Investment Corp. Zero Coupon, 11/18/13	5,000,000	5,071,950
Zero Coupon, 03/15/18	5,000,000	5,197,550
2.310%, 11/15/30 (a)	10,000,000	9,857,761
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/20	38,159,000	33,402,824
Tennessee Valley Authority 3.875%, 02/15/21 (c)	35,000,000	40,615,820
4.500%, 04/01/18	20,000,000	23,583,240

		560,265,349

U.S. Treasury—40.9%
U.S. Treasury Notes 0.250%, 10/31/13	30,000,000	30,018,750
0.250%, 11/30/14	75,000,000	75,002,925
0.250%, 07/15/15 (c)	270,000,000	269,556,930
0.250%, 10/15/15 (c)	125,000,000	124,716,750
0.500%, 10/15/14	63,000,000	63,285,453
0.750%, 06/30/17	73,000,000	73,433,474
0.750%, 10/31/17 (c)	20,000,000	20,065,620
1.250%, 10/31/19 (c)	20,000,000	20,165,620
1.500%, 07/31/16 (c)	33,900,000	35,150,062
1.625%, 11/15/22 (c)	22,000,000	21,759,364
2.375%, 02/28/15 (c)	221,000,000	230,945,000
2.375%, 05/31/18 (c)	55,000,000	59,589,090
4.250%, 08/15/14 (c)	48,000,000	51,108,768

		1,074,797,806

Total U.S. Treasury & Government Agencies (Identified Cost $2,342,172,431)		2,378,355,028

Corporate Bonds & Notes—9.8%

Banks—1.1%
ING Bank NV (144A) 2.625%, 12/05/22 (c)	11,000,000	10,884,291
National Bank of Canada (144A) 2.200%, 10/19/16 (c)	13,000,000	13,681,200
StadsHypotek AB (144A) 1.875%, 10/02/19 (c)	5,000,000	4,998,000

		29,563,491

Diversified Financial Services—8.3%
COP I, LLC 3.650%, 12/05/21	11,403,497	12,454,136
MSN 41079 & 41084, Ltd. 1.717%, 07/13/24	9,813,457	9,879,757
NCUA Guaranteed Notes 3.000%, 06/12/19	12,960,000	14,293,195
3.450%, 06/12/21	45,000,000	50,531,850

Diversified Financial Services—(Continued)
Postal Square, L.P. 6.500%, 06/15/22	$10,244,160	$12,449,170
Private Export Funding Corp. 2.250%, 12/15/17	40,000,000	42,685,280
3.050%, 10/15/14 (c)	20,000,000	20,931,700
3.550%, 04/15/13	25,000,000	25,245,200
4.950%, 11/15/15	25,000,000	28,167,525

		216,637,813

Oil, Gas & Consumable Fuels—0.4%
Petroelos Mexicanos 1.700%, 12/20/22	10,000,000	10,075,440

Total Corporate Bonds & Notes (Identified Cost $249,292,489)		256,276,744

Mortgage-Backed Securities—5.3%

Collateralized-Mortgage Obligation—4.4%
American Home Mortgage Assets, LLC 0.400%, 09/25/46 (a)	1,150,117	734,173
0.400%, 12/25/46 (a)	3,342,458	2,123,581
Banc of America Funding Corp. 2.468%, 06/20/35 (a)	481,515	289,625
Banc of America Mortgage 2005-F Trust 2.965%, 07/25/35 (a)	234,295	220,486
Citigroup Mortgage Loan Trust 2005-11 4.700%, 10/25/35 (a)	440,207	423,207
Countrywide Alternative Loan Trust 0.411%, 07/20/46 (a)	4,946,619	2,436,784
0.441%, 07/20/35 (a)	1,646,437	1,279,902
0.500%, 05/25/34 (a)	4,425,768	4,166,493
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.570%, 03/25/35 (a)	210,274	173,126
0.630%, 07/25/36 (a)	1,574,262	1,357,726
Deutsche Mortgage Securities, Inc. (144A) 5.236%, 06/26/35 (a)	4,870,000	4,965,554
FDIC Structured Sale Guaranteed Notes (144A) 0.759%, 02/25/48 (a)	3,202,987	3,209,397
First Horizon Alternative Mortgage Securities 0.580%, 02/25/37 (a)	421,432	258,275
GMAC Mortgage Corp. Loan Trust 3.350%, 11/19/35 (a)	1,133,847	998,559
Greenpoint Mortgage Funding Trust 0.290%, 02/25/47 (a)	325,781	297,716
GSMPS Mortgage Loan Trust (144A) 0.560%, 01/25/35 (a)	589,812	485,479
0.560%, 09/25/35 (a)	761,077	637,384
0.610%, 06/25/34 (a)	1,001,989	856,360
3.507%, 06/25/34 (a)	5,826,373	5,314,113
GSR Mortgage Loan Trust 2.821%, 04/25/35 (a)	1,325,332	1,203,420

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Harborview Mortgage Trust 0.360%, 01/25/47 (a)	$547,351	$387,878
0.390%, 11/19/46 (a)	207,078	120,831
0.410%, 09/19/46 (a)	468,757	342,438
Impac Secured Assets CMN Owner Trust 0.530%, 03/25/36 (a)	6,108,996	3,661,164
JPMorgan Mortgage Trust 4.586%, 06/25/34 (a)	458,128	462,923
Luminent Mortgage Trust 0.400%, 05/25/46 (a)	3,789,999	2,337,751
MASTR Adjustable Rate Mortgages Trust 0.410%, 05/25/47 (a)	7,587,096	4,562,227
0.948%, 12/25/46 (a)	7,716,231	2,926,211
2.347%, 02/25/34 (a)	315,734	305,231
3.434%, 12/25/34 (a)	30,022	28,257
MASTR Reperforming Loan Trust (144A) 0.560%, 05/25/35 (a)	488,808	407,338
3.288%, 05/25/35 (a)	5,536,882	4,551,699
5.102%, 05/25/36 (a)	4,834,641	4,601,108
6.000%, 08/25/34	125,818	123,016
7.000%, 08/25/34	583,602	591,157
MASTR Seasoned Securities Trust 3.655%, 10/25/32 (a)	34,174	33,827
Merrill Lynch Mortgage Investors, Inc. 0.480%, 04/25/35 (a)	78,603	70,667
Morgan Stanley Mortgage Loan Trust 0.280%, 06/25/36 (a)	891,562	417,057
2.717%, 07/25/35 (a)	477,168	399,029
2.824%, 10/25/34 (a)	259,060	255,797
NCUA Guaranteed Notes Trust 2010-C1 2.900%, 10/29/20 (a)	30,000,000	31,978,980
NovaStar Mortgage-Backed Notes 0.400%, 09/25/46 (a)	3,425,888	2,448,016
Provident Funding Mortgage Loan Trust 2.979%, 10/25/35 (a)	228,486	220,523
5.212%, 05/25/35 (a)	1,399,699	1,383,023
RALI Trust 0.370%, 01/25/37 (a)	644,212	457,909
0.610%, 10/25/45 (a)	589,823	404,824
3.820%, 12/25/35 (a)	3,166,632	2,239,822
RFMSI Trust 4.750%, 12/25/18	761,799	779,683
SACO I, Inc. (144A) 9.023%, 06/25/21 (a)	2,489,569	2,691,733
Structured Adjustable Rate Mortgage Loan Trust 2.684%, 05/25/35 (a)	6,482,138	5,606,712
Structured Asset Mortgage Investments, Inc. 0.390%, 07/25/46 (a)	354,464	234,980
Structured Asset Securities Corp. (144A) 0.560%, 04/25/35 (a)	4,303,069	3,526,937
0.610%, 09/25/33 (a)	57,512	52,366
3.512%, 06/25/35 (a)	251,079	223,750
Thornburg Mortgage Securities Trust 6.152%, 09/25/37 (a)	153,360	152,802
6.108%, 09/25/37 (a)	144,766	148,187

Collateralized-Mortgage Obligation—(Continued)
WaMu Mortgage Pass-Through Certificates 0.470%, 11/25/45 (a)	$114,617	$106,141
0.480%, 12/25/45 (a)	2,916,113	2,719,850
0.500%, 12/25/45 (a)	241,885	221,912
0.530%, 08/25/45 (a)	278,689	260,948
0.610%, 08/25/45 (a)	572,648	501,651
0.910%, 06/25/47 (a)	313,112	254,444
2.507%, 04/25/35 (a)	100,000	92,223

		114,724,382

Commercial Mortgage-Backed Securities—0.9%
Banc of America Commercial Mortgage Trust 6.205%, 02/10/51 (a)	80,000	96,998
FDIC Structured Sale Guaranteed Notes (144A) 2.980%, 12/06/20	22,502,981	23,635,106

		23,732,104

Total Mortgage-Backed Securities (Identified Cost $146,460,161)		138,456,486

Foreign Government—3.0%

Sovereign—3.0%
Egypt Government AID Bonds 4.450%, 09/15/15	20,000,000	22,144,400
Israel Government AID Bonds Zero Coupon, 08/15/16	28,251,000	27,448,644
Zero Coupon, 09/15/16	10,000,000	9,704,240
Zero Coupon, 11/15/18	20,869,000	19,366,557

Total Foreign Government (Identified Cost $77,198,399)		78,663,841

Asset-Backed Securities—1.0%

Asset Backed - Credit Card—0.0%
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.379%, 09/17/18 (a)	528,836	517,464

Asset Backed - Home Equity—0.1%
Bayview Financial Acquisition Trust 0.795%, 08/28/44 (a)	11,519	11,235
Bayview Financial Asset Trust (144A) 0.810%, 12/25/39 (a)	387,915	359,667
Bear Stearns Asset Backed Securities Trust 0.320%, 12/25/36 (a)	97,628	97,374
EMC Mortgage Loan Trust (144A) 0.660%, 12/25/42 (a)	106,762	86,202
Home Equity Mortgage Loan Asset-Backed Trust 0.470%, 06/25/36 (a)	4,767,077	1,023,739
Morgan Stanley Mortgage Loan Trust 0.300%, 12/25/36 (a)	309,746	145,840

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount	Value*

Asset Backed - Home Equity—(Continued)
Morgan Stanley Mortgage Loan Trust 0.510%, 03/25/36 (a)	$2,161,468	$924,097
Option One Mortgage Loan Trust 0.790%, 06/25/33 (a)	147,284	132,082
Structured Asset Securities Corp. (144A) 0.430%, 02/25/36 (a)	4,954,411	303,884

		3,084,120

Asset Backed - Other—0.4%
ACE Securities Corp. 0.340%, 02/25/31 (a)	845,473	735,864
Amortizing Residential Collateral Trust 0.490%, 01/01/32 (a)	74,868	56,776
Countrywide Home Equity Loan Trust 0.359%, 11/15/36 (a)	74,844	63,750
0.489%, 02/15/34 (a)	412,651	298,648
0.499%, 02/15/34 (a)	253,636	187,291
Countrywide Home Equity Loan Trust 5.351%, 07/15/36 (a)	1,835,009	1,209,544
Fremont Home Loan Trust 0.310%, 08/25/36 (a)	192,557	67,171
GMAC Mortgage Corp. Loan Trust 0.390%, 12/25/36 (a)	844,031	611,320
0.420%, 11/25/36 (a)	4,590,667	3,047,643
GSAMP Trust 0.300%, 05/25/36 (a)	1,319,947	206,787
GSR Mortgage Loan Trust 0.750%, 11/25/30 (a)	44,546	4,150
Ownit Mortgage Loan Trust 3.961%, 12/25/36 (a)	1,442,535	746,621
RAAC Series (144A) 0.480%, 05/25/36 (a)	2,337,052	1,908,680
SACO I, Inc. 0.470%, 06/25/36 (a)	1,249,388	695,051
0.510%, 04/25/36 (a)	529,188	222,132
0.730%, 06/25/36 (a)	20,995	17,996
Soundview Home Loan Trust 5.552%, 10/25/36 (a)	674,078	509,501
WMC Mortgage Loan Pass-Through Certificates 0.841%, 07/20/29 (a)	35,159	32,077

		10,621,002

Asset Backed - Student Loan—0.5%
NCUA Guaranteed Notes Trust 2010-A1 0.563%, 12/07/20 (a)	13,037,652	13,076,765

Total Asset-Backed Securities (Identified Cost $38,472,724)		27,299,351

Short Term Investments—4.7%

Mutual Funds—3.2%
State Street Navigator Securities Lending Prime Portfolio (d)	83,356,750	83,356,750

Repurchase Agreement—1.5%
Barclays Capital Repurchase Agreement dated 12/31/12 at 0.160% to be repurchased at $38,600,343 on 01/02/13, collateralized by $39,422,000 U.S. Treasury Note at 0.250% due 10/15/15 with a value of $39,332,670.	$38,600,000	$38,600,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,046,001 on 01/02/13, collateralized by $1,070,000 U.S. Treasury Bill due 11/14/13 with a value of $1,068,930.	1,046,000	1,046,000

		39,646,000

Total Short Term Investments (Identified Cost $123,002,750)		123,002,750

Total Investments—114.3% (Identified Cost $2,976,598,954) (e)		3,002,054,200
Liabilities in excess of other assets		(375,152,309)

Net Assets—100.0%		$2,626,901,891

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The principal amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was on loan. As of December 31, 2012, the market value of securities loaned was $704,785,384 and the collateral received consisted of cash in the amount of $83,356,750 and non-cash collateral with a value of $641,247,670. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,991,066,526. The aggregate unrealized appreciation and depreciation of investments was $51,771,992 and $(40,784,318), respectively, resulting in net unrealized appreciation of $10,987,674 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $90,142,737, which is 3.4% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(CMO)—	Collateralized Mortgage Obligation
(REMICS)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2012

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	03/19/13	(639)	($109,401,479)	$988,979
U.S. Treasury Bond 30 Year Futures	03/19/13	(735)	(85,393,947)	546,728

Net Unrealized Appreciation				$1,535,707

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,378,355,028	$—	$2,378,355,028
Total Corporate Bonds & Notes*	—	256,276,744	—	256,276,744
Total Mortgage-Backed Securities*	—	138,456,486	—	138,456,486
Total Foreign Government*	—	78,663,841	—	78,663,841
Total Asset-Backed Securities*	—	27,299,351	—	27,299,351
Short Term Investments
Mutual Funds	83,356,750	—	—	83,356,750
Repurchase Agreement	—	39,646,000	—	39,646,000
Total Short Term Investments	83,356,750	39,646,000	—	123,002,750
Total Investments	$83,356,750	$2,918,697,450	$—	$3,002,054,200

Collateral for Securities Loaned (Liability)	$—	$(83,356,750)	$—	$(83,356,750)

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$1,535,707	$—	$—	$1,535,707

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$3,002,054,200
Cash		321
Restricted cash for futures contracts		3,435,905
Receivable for:
Securities sold		24,936,670
TBA securities sold		26,463,391
Fund shares sold		1,309,007
Principal paydowns		(27,871)
Interest		9,248,124
Futures variation margin		752,953
Miscellaneous assets		160,516

Total Assets		3,068,333,216
Liabilities
Payable for:
Securities purchased	$27,582,041
TBA securities purchased	328,496,066
Fund shares redeemed	642,142
Collateral for securities loaned	83,356,750
Accrued expenses:
Management fees	1,010,071
Distribution and service fees	125,117
Deferred trustees’ fees	43,186
Other expenses	175,952

Total Liabilities		441,431,325

Net Assets		$2,626,901,891

Net assets consists of:
Paid in surplus		$2,563,328,686
Undistributed net investment income		54,452,337
Accumulated net realized loss		(18,030,601)
Unrealized appreciation on investments		27,151,469

Net Assets		$2,626,901,891

Net Assets
Class A		$2,017,930,186
Class B		565,168,516
Class E		43,803,189
Capital Shares Outstanding (c)
Class A		163,314,872
Class B		45,977,844
Class E		3,559,732
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.36
Class B		12.29
Class E		12.31

(a)	Identified cost of investments was $2,976,598,954.
(b)	Includes securities on loan with a value of $704,785,384.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$38,399,360
Securities lending income		493,203

		38,892,563
Expenses
Management fees	$12,079,266
Distribution and service fees—Class B	1,386,415
Distribution and service fees—Class E	69,428
Administration fees	9,397
Trustees’ fees and expenses	43,848
Custodian and accounting	231,748
Audit and tax services	58,817
Legal	39,954
Shareholder reporting	254,790
Insurance	21,019
Miscellaneous	26,879

Total expenses	14,221,561
Less management fee waivers	(364,634)	13,856,927

Net Investment Income		25,035,636

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	36,918,232
Futures contracts	(6,596,098)	30,322,134

Net change in unrealized appreciation on:
Investments	24,894,085
Futures contracts	2,486,797	27,380,882

Net realized and unrealized gain		57,703,016

Net Increase in Net Assets From Operations		$82,738,652

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,035,636	$35,468,552
Net realized gain	30,322,134	11,281,226
Net change in unrealized appreciation	27,380,882	81,440,209

Increase in net assets from operations	82,738,652	128,189,987

From Distributions to Shareholders
Net investment income
Class A	(40,807,280)	(28,629,313)
Class B	(10,274,093)	(6,163,236)
Class E	(927,136)	(734,242)

	(52,008,509)	(35,526,791)

Net realized capital gain
Class A	0	(65,706,619)
Class B	0	(16,918,686)
Class E	0	(1,868,980)

	0	(84,494,285)

Total distributions	(52,008,509)	(120,021,076)

Increase in net assets from capital share transactions	104,753,535	128,990,520

Total increase in net assets	135,483,678	137,159,431

Net Assets
Beginning of the period	2,491,418,213	2,354,258,782

End of the period	$2,626,901,891	$2,491,418,213

Undistributed Net Investment Income
End of the period	$54,452,337	$51,581,445

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	13,517,982	$165,830,507	30,891,248	$372,044,760
Reinvestments	3,372,502	40,807,280	8,076,706	94,335,932
Redemptions	(9,553,676)	(116,963,586)	(33,341,476)	(397,717,994)

Net increase	7,336,808	$89,674,201	5,626,478	$68,662,698

Class B
Sales	8,844,216	$108,006,785	13,521,821	$162,945,653
Reinvestments	851,915	10,274,093	1,981,281	23,081,922
Redemptions	(8,014,495)	(97,750,360)	(9,714,508)	(116,670,437)

Net increase	1,681,636	$20,530,518	5,788,594	$69,357,138

Class E
Sales	338,417	$4,138,565	454,458	$5,452,509
Reinvestments	76,877	927,136	223,453	2,603,222
Redemptions	(861,429)	(10,516,885)	(1,420,242)	(17,085,047)

Net decrease	(446,135)	$(5,451,184)	(742,331)	$(9,029,316)

Increase derived from capital share transactions		$104,753,535		$128,990,520

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.21	$12.17	$11.86	$11.92	$12.48

Income (Loss) From Investment Operations
Net investment income (a)	0.13	0.18	0.17	0.36	0.50
Net realized and unrealized gain (loss) on investments	0.28	0.46	0.51	0.13	(0.53)

Total from investment operations	0.41	0.64	0.68	0.49	(0.03)

Less Distributions
Distributions from net investment income	(0.26)	(0.18)	(0.33)	(0.55)	(0.53)
Distributions from net realized capital gains	0.00	(0.42)	(0.04)	0.00	0.00

Total distributions	(0.26)	(0.60)	(0.37)	(0.55)	(0.53)

Net Asset Value, End of Period	$12.36	$12.21	$12.17	$11.86	$11.92

Total Return (%) (b)	3.37	5.51	5.81	4.33	(0.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.49	0.50	0.52	0.52
Net ratio of expenses to average net assets (%) (c)	0.48	0.49	0.49	0.52	N/A
Ratio of net investment income to average net assets (%)	1.03	1.51	1.36	3.04	4.12
Portfolio turnover rate (%)	340 (d)	549	551	262	436
Net assets, end of period (in millions)	$2,017.93	$1,904.55	$1,830.22	$1,259.02	$989.32

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.15	$12.11	$11.81	$11.87	$12.43

Income (Loss) From Investment Operations
Net investment income (a)	0.10	0.15	0.13	0.32	0.46
Net realized and unrealized gain (loss) on investments	0.27	0.46	0.51	0.14	(0.52)

Total from investment operations	0.37	0.61	0.64	0.46	(0.06)

Less Distributions
Distributions from net investment income	(0.23)	(0.15)	(0.30)	(0.52)	(0.50)
Distributions from net realized capital gains	0.00	(0.42)	(0.04)	0.00	0.00

Total distributions	(0.23)	(0.57)	(0.34)	(0.52)	(0.50)

Net Asset Value, End of Period	$12.29	$12.15	$12.11	$11.81	$11.87

Total Return (%) (b)	3.05	5.27	5.49	4.08	(0.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.74	0.75	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.73	0.74	0.74	0.77	N/A
Ratio of net investment income to average net assets (%)	0.78	1.26	1.12	2.79	3.87
Portfolio turnover rate (%)	340 (d)	549	551	262	436
Net assets, end of period (in millions)	$565.17	$538.15	$466.46	$356.30	$258.92

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.16	$12.13	$11.82	$11.88	$12.44

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.16	0.15	0.34	0.48
Net realized and unrealized gain (loss) on investments	0.28	0.46	0.51	0.14	(0.53)

Total from investment operations	0.39	0.62	0.66	0.48	(0.05)

Less Distributions
Distributions from net investment income	(0.24)	(0.17)	(0.31)	(0.54)	(0.51)
Distributions from net realized capital gains	0.00	(0.42)	(0.04)	0.00	0.00

Total distributions	(0.24)	(0.59)	(0.35)	(0.54)	(0.51)

Net Asset Value, End of Period	$12.31	$12.16	$12.13	$11.82	$11.88

Total Return (%) (b)	3.15	5.28	5.67	4.19	(0.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.64	0.65	0.67	0.67
Net ratio of expenses to average net assets (%) (c)	0.63	0.64	0.64	0.67	N/A
Ratio of net investment income to average net assets (%)	0.88	1.35	1.20	2.94	3.98
Portfolio turnover rate (%)	340 (d)	549	551	262	436
Net assets, end of period (in millions)	$43.80	$48.72	$57.58	$64.56	$70.71

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the turnover rate would have been 164%.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date. Equity securities traded over-the-counter are generally valued at the last reported sale price. If no sales occur on the valuation date, domestic equity securities are valued at the last reported bid price and foreign equity securities are valued at the mean between the last reported bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and Treasury Inflation Protected Security (TIPS) deflation adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2012	% per annum	Average daily net assets
$12,079,266	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period January 1, 2012 through April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

Amounts waived for the year ended December 31, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$9,576,827,360	$76,765,041	$9,141,200,563	$300,754,960

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were $5,328,850,300 and $5,308,022,576, respectively.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When a contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities - At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized appreciation on investments*	$1,535,707

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Location	Interest Rate
Statement of Operations—Net Realized Loss
Futures Contracts	$(6,596,098)

Statement of Operations—Net Change in Unrealized Appreciation
Futures Contracts	$2,486,797

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

For the year ended December 31, 2012, the average notional or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Amount
Futures Contracts Long	$19,075,000
Futures Contracts Short	(90,316,667)

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$52,008,509	$111,365,133	$—	$8,655,943	$—	$—	$52,008,509	$120,021,076

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,495,521	$—	$11,148,190	$—	$(2,027,322)	$63,616,389

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had post-enactment long-term accumulated capital losses in the amount of $2,027,322 and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-23

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-24

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Western Asset Management U.S. Government Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-25

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MSF-26

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Western Asset Management U.S. Government Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2012, and outperformed the median of its Performance Universe for the three-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Intermediate U.S. Government Bond Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Western Asset Management U.S. Government Portfolio, the Board considered that the Portfolio’s actual management fees and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MSF-27

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Western Asset U.S. Government Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-28

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Metropolitan Series Fund
Zenith Equity Portfolio
Annual Report

December 31, 2012

Metropolitan Series Fund

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A shares of the Zenith Equity Portfolio returned 14.05%. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 16.00% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the U.S. and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households although, more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio is a ‘fund of funds’ consisting of three underlying portfolios of the Metropolitan Series Fund and the Met Investors Series Trust: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Pioneer Fund Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. MetLife Advisers expects that the combination of these three underlying portfolios will provide a diversified portfolio with exposure to primarily large cap stocks with both value and growth characteristics.

While all three of the underlying portfolios produced positive returns for the year, the Pioneer Fund Portfolio trailed the broad domestic equity indices and detracted from relative return. Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. Results in the Consumer Discretionary sector were hurt in part by an overweight in the Auto Components industry and a lack of exposure to internet retailers (the index group was up 44%). The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance.

Both FI Value Leaders and Jennison Growth modestly trailed the S&P 500 due to their expenses. For FI Value Leaders, stock selection in the Telecommunication Services (an overweight in wireless operator NII Holdings and an underweight in wireless communications provider Sprint Nextel) and Industrials (overweights in mining equipment manufacturer Joy Global and equipment manufacturer Caterpillar) sectors detracted the most from relative performance. This was partially offset by good stock selection in the Consumer Staples (an underweight in household products company Procter & Gamble and an overweight in food and beverage company Kraft Foods) and Health Care (overweights in biotechnology company Amgen and pharmacy benefits manager Express Scripts) sectors. Holdings in the Information Technology sector contributed the most to Jennison’s return. Apple advanced on impressive sales of iPhones,

MSF-1

Metropolitan Series Fund

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

iPads, and Mac personal computers. Stock selection and an underweight stance were beneficial in Consumer Staples, where Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline. Overweight positions in Consumer Discretionary and Health Care worked well, but stock selection in both sectors detracted from relative return.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of December 31, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2012

	1 Year	5 Year	10 Year
Zenith Equity Portfolio	14.05	0.16	6.33
S&P 500 Index	16.00	1.66	7.10

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Jennison Growth Portfolio, (Class A)	33.4
FI Value Leaders Portfolio, (Class A)	33.3
Pioneer Fund Portfolio, (Class A)	33.3

MSF-3

Metropolitan Series Fund

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.70%	$1,000.00	$1,060.50	$3.63
	Hypothetical*	0.70%	$1,000.00	$1,021.58	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Zenith Equity Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Zenith Equity Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,050,925	$158,248,315
Jennison Growth Portfolio, (Class A) (a)	13,506,342	158,429,393
Pioneer Fund Portfolio, (Class A) (b)	10,877,270	158,155,512

Total Mutual Funds (Identified Cost $490,216,024)		474,833,220

Total Investments—100.0% (Identified Cost $490,216,024) (c)		474,833,220
Other assets less liabilities		(82,431)

Net Assets—100.0%		$474,750,789

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $499,258,278. The aggregate unrealized appreciation and depreciation of investments was $5,811,380 and $(30,236,438), respectively, resulting in net unrealized depreciation of $(24,425,058) for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012
FI Value Leaders	1,163,405	15,872	128,352	1,050,925
Jennison Growth	12,806,512	2,409,037	1,709,207	13,506,342
Pioneer Fund	11,664,048	196,904	983,682	10,877,270

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of December 31, 2012
FI Value Leaders	$1,604,478	$0	$2,005,235	$158,248,315
Jennison Growth	8,084,680	27,521,591	390,629	158,429,393
Pioneer Fund	(1,454,338)	0	2,510,106	158,155,512

	$8,234,820	$27,521,591	$4,905,970	$474,833,220

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$474,833,220	$—	$—	$474,833,220
Total Investments	$474,833,220	$—	$—	$474,833,220

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Zenith Equity Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$474,833,220
Receivable for:
Securities sold		72,184
Fund shares sold		6,839

Total Assets		474,912,243
Liabilities
Payable for:
Fund shares redeemed	$79,023
Accrued expenses:
Deferred trustees’ fees	52,885
Other expenses	29,546

Total Liabilities		161,454

Net Assets		$474,750,789

Net assets consists of:
Paid in surplus		$484,561,537
Undistributed net investment income		4,621,723
Accumulated net realized gains		950,333
Unrealized depreciation on affiliated investments		(15,382,804)

Net Assets		$474,750,789

Net Assets
Class A		$474,750,789
Capital Shares Outstanding (b)
Class A		1,377,034
Net Asset Value, Offering and Redemption Price Per Share
Class A		$344.76

(a)	Identified cost of affiliated investments was $490,216,024.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from affiliated Underlying Portfolios		$4,905,970

Expenses
Administration fees	$2,916
Trustees’ fees and expenses	31,751
Custodian and accounting	30,514
Audit and tax services	26,443
Legal	34,329
Miscellaneous	14,174

Total expenses		140,127

Net Investment Income		4,765,843

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	8,234,820
Capital gains distributions from affiliated Underlying Portfolios	27,521,591	35,756,411

Net change in unrealized appreciation on:
Affiliated investments		22,607,442

Net realized and unrealized gain		58,363,853

Net Increase in Net Assets From Operations		$63,129,696

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Zenith Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,765,843	$4,403,270
Net realized gain	35,756,411	3,815,907
Net change in unrealized appreciation (depreciation)	22,607,442	(24,280,988)

Increase (decrease) in net assets from operations	63,129,696	(16,061,811)

From Distributions to Shareholders
Net investment income	(4,421,056)	(5,341,593)

Total distributions	(4,421,056)	(5,341,593)

Decrease in net assets from capital share transactions	(48,220,295)	(51,824,035)

Total increase (decrease) in net assets	10,488,345	(73,227,439)

Net Assets
Beginning of the period	464,262,444	537,489,883

End of the period	$474,750,789	$464,262,444

Undistributed Net Investment Income
End of the period	$4,621,723	$4,276,936

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Sales	20,902	$6,935,741	21,454	$6,720,915
Reinvestments	13,087	4,421,056	16,051	5,341,593
Redemptions	(179,185)	(59,577,092)	(201,237)	(63,886,543)

Net decrease derived from capital share transactions	(145,196)	$(48,220,295)	(163,732)	$(51,824,035)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Zenith Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$304.99	$318.80	$283.45	$279.73	$468.93

Income (Loss) From Investment Operations
Net investment income (a)	3.29	2.75	2.95	4.55	7.34
Net realized and unrealized gain (loss) on investments	39.48	(13.27)	36.89	59.16	(183.50)

Total from investment operations	42.77	(10.52)	39.84	63.71	(176.16)

Less Distributions
Distributions from net investment income	(3.00)	(3.29)	(4.49)	(17.27)	(10.38)
Distributions from net realized capital gains	0.00	0.00	0.00	(42.72)	(2.66)

Total distributions	(3.00)	(3.29)	(4.49)	(59.99)	(13.04)

Net Asset Value, End of Period	$344.76	$304.99	$318.80	$283.45	$279.73

Total Return (%) (b)	14.05	(3.39)	14.14	30.41	(38.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.03	0.02	0.02	0.02	0.01
Ratio of net investment income to average net assets (%) (d)	0.99	0.86	1.02	1.80	1.92
Portfolio turnover rate (%)	7	2	2	5	17
Net assets, end of period (in millions)	$474.75	$464.26	$537.49	$529.25	$454.99

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(d)	Recognition of net investment income by the Zenith Equity Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Zenith Equity Portfolio (the “Portfolio”), which is diversified. The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers one class of shares: Class A shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios

MSF-9

Metropolitan Series Fund

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

of the Fund or Met Investors Series Trust, an affiliate of the Fund, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio for the year ended December 31, 2012 were $33,682,435 and $54,028,142, respectively.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit and counterparty risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2012 and 2011 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$4,421,056	$5,341,593	$—	$—	$—	$—	$4,421,056	$5,341,593

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,674,608	$9,992,587	$(24,425,058)	$—	$—	$(9,757,863)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-10

Metropolitan Series Fund

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the Met Investors Series Trust MetLife Aggressive Strategy Portfolio (“Aggressive Strategy Portfolio”), subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the Aggressive Strategy Portfolio in exchange for shares of the Aggressive Strategy Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MSF-11

Metropolitan Series Fund

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Zenith Equity Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Zenith Equity Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zenith Equity Portfolio of Metropolitan Series Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MSF-12

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 to present	Since May 2007, Senior Vice President, MetLife Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since December 2000, Trustee, Met Investors Series Trust (the “MIST Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From April 2012 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since December 2000, Trustee, MIST Trust**; Director, International Truck Leasing Corp.

Robert J. Boulware (56)	Trustee	Indefinite; From April 2012 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since March 2008, Trustee, MIST Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From April 2012 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since February 2007, Trustee, MIST Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From April 2012 to present	Since 2003, Private Investor.	89	Since March 2008, Trustee, MIST Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From May 2003 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since April 2012, Trustee, MIST Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

Keith M. Schappert (61)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since April 2012, MIST Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

MSF-13

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Linda B. Strumpf (65)	Trustee	Indefinite; From May 2000 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since April 2012, Trustee, MIST Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From May 2009 to present	Since 2003, Private Investor.	89	Since December 2000, Trustee, MIST Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2008 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From November 2000 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From May 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, MIST; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From February 2005 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

Trustees Emeriti of the Trust

Messrs. Steve A. Garban and Arthur G. Typermass and Dr. Michael S. Scott Morton retired from the Board of the Trust effective April 24, 2012. As of the effective date of their retirement, Mr. Garban and Dr. Scott Morton have served as Trustees Emeriti to the Board of the Trust, and committed to attend meetings of the Board, if requested by the Independent Trustees, and remained available for consultation by the Independent Trustees of the Trust until December 31, 2012. As compensation for their service, each Trustee Emeritus received the pro-rated portion of the retainer they would have received had they remained on the Board of the Trust through December 31, 2012.

MSF-14

Metropolitan Series Fund

Zenith Equity Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Zenith Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the Zenith Equity Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the Zenith Equity Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MSF-15

Metropolitan Series Fund

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreement—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

MSF-16

Metropolitan Series Fund

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreement—(Continued)

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Zenith Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2012, and outperformed the median of its Performance Universe for the three-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended October 31, 2012. The Board considered that it was proposed that the Portfolio be reorganized into the MetLife Aggressive Strategy Portfolio, a series of MIST, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Zenith Equity Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio does not pay a management fee as the management fee is paid at the underlying fund level. After consideration of all relevant factors, the Board concluded that the Portfolio’s advisory fee structure is consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin

MSF-17

Metropolitan Series Fund

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreement—(Continued)

between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to Zenith Equity Portfolio, the Board noted that the Portfolio does not pay a management fee. The Board took into account that the underlying funds in which the Portfolios invest have breakpoints in their management fee schedules. After consideration of all relevant factors, the Board concluded that the Portfolio’s advisory fee structure is consistent with industry norms and are fair and reasonable in light of the services to be provided.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MSF-18

Metropolitan Series Fund

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreement—(Continued)

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the Zenith Equity Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Item 2. Code of Ethics.

As of December 31, 2012, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Messrs. Daniel A. Doyle and Keith M. Schappert and Mses. Susan C. Gause, Nancy Hawthorne and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit - Related Fees	Tax Fees	All Other Fees
2011	$1,084,000	$0	$308,400	$0
2012	$1,147,376	$0	$208,125	$0

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustees is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2011	$4,800,000
2012	$3,050,000	*

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

* Fees are approximate.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President and Chief Executive Officer
Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President and Chief Executive Officer
Date:	March 6, 2013

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Vice President, Treasurer and Principal Financial and Accounting Officer
Date:	March 6, 2013

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act